AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 18, 2014

1933 Act File No. 002-73024

1940 Act File No. 811-03213

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 172	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 173	☒

(Check appropriate box or boxes)

NATIONWIDE VARIABLE INSURANCE TRUST

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1000 CONTINENTAL DRIVE, SUITE 400

KING OF PRUSSIA, PENNSYLVANIA 19406

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

Registrant’s Telephone Number, including Area Code: (610) 230-1300

Send Copies of Communications to:

ALLAN J. OSTER, ESQ. 1000 CONTINENTAL DRIVE, SUITE 400 KING OF PRUSSIA, PENNSYLVANIA 19406	PRUFESH MODHERA, ESQ. STRADLEY RONON STEVENS & YOUNG, LLP 1250 CONNECTICUT AVENUE N.W., SUITE 500 WASHINGTON, D.C. 20036
(NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2014 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

Nationwide Variable Insurance Trust

Prospectus  April 30, 2014

Fund and Class
American Century NVIT Growth Fund Class I
American Century NVIT Growth Fund Class II
American Century NVIT Growth Fund Class IV
American Century NVIT Multi Cap Value Fund Class I
American Century NVIT Multi Cap Value Fund Class II
American Century NVIT Multi Cap Value Fund Class Y
Invesco NVIT Comstock Value Fund Class I
Invesco NVIT Comstock Value Fund Class II
Invesco NVIT Comstock Value Fund Class IV
Invesco NVIT Comstock Value Fund Class Y
Neuberger Berman NVIT Multi Cap Opportunities Fund Class I
Neuberger Berman NVIT Multi Cap Opportunities Fund Class II
Neuberger Berman NVIT Socially Responsible Fund Class I
Neuberger Berman NVIT Socially Responsible Fund Class II
Neuberger Berman NVIT Socially Responsible Fund Class Y
NVIT Emerging Markets Fund Class I
NVIT Emerging Markets Fund Class II
NVIT Emerging Markets Fund Class Y

Fund and Class
NVIT International Equity Fund Class I
NVIT International Equity Fund Class II
NVIT International Equity Fund Class Y
NVIT Large Cap Growth Fund Class I
NVIT Large Cap Growth Fund Class II
NVIT Large Cap Growth Fund Class P
NVIT Large Cap Growth Fund Class Y
NVIT Nationwide Fund Class I
NVIT Nationwide Fund Class II
NVIT Nationwide Fund Class IV
NVIT Nationwide Fund Class Y
NVIT Real Estate Fund Class I
NVIT Real Estate Fund Class II
NVIT Real Estate Fund Class Y
Templeton NVIT International Value Fund Class I
Templeton NVIT International Value Fund Class II
Templeton NVIT International Value Fund Class Y

The Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

nationwide.com/mutualfundsnvit

THIS PAGE INTENTIONALLY LEFT BLANK.

2	Fund Summaries
American Century NVIT Growth Fund
American Century NVIT Multi Cap Value Fund
Invesco NVIT Comstock Value Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Large Cap Growth Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
Templeton NVIT International Value Fund

37	How the Funds Invest
American Century NVIT Growth Fund
American Century NVIT Multi Cap Value Fund
Invesco NVIT Comstock Value Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Large Cap Growth Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
Templeton NVIT International Value Fund

48	Risks of Investing in the Funds

52	Fund Management

56	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Monitoring of Trading Activity
Restrictions on Transactions
Distribution and Services Plans
Revenue Sharing
Additional Information about Fees and Expenses

61	Distributions and Taxes

62	Financial Highlights

1

FUND SUMMARY: AMERICAN CENTURY NVIT GROWTH FUND

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class IV Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses	0.87%	1.12%	0.87%

2

FUND SUMMARY: AMERICAN CENTURY NVIT GROWTH FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$89	$278	$482	$1,073
Class II Shares	114	356	617	1,363
Class IV Shares	89	278	482	1,073

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80.68% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks issued by large-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. In implementing this strategy, the subadviser makes its investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. The subadviser manages the Fund based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The subadviser uses a variety of analytical research tools and techniques to identify the stocks of larger-sized companies that meet its investment criteria. Under normal market conditions, the Fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the subadviser buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet its criteria. The subadviser intends to invest the Fund’s assets primarily in U.S. securities. However, the Fund may invest in securities of foreign companies to varying degrees depending on the strength of analytical indicators and if such company otherwise fits within the Fund’s investment strategy.

The Fund generally considers selling a security when it reaches a target price, its issuer’s business quality or fundamentals appear to the subadviser to be deteriorating, or when other opportunities appear more attractive.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

3

FUND SUMMARY: AMERICAN CENTURY NVIT GROWTH FUND (cont.)

Annual Total Returns – Class I Shares

(Years Ended December 31,)

Highest Quarter:     15.92% – 1st qtr. of 2012

Lowest Quarter:     -20.65% – 4th qtr. of 2008

The inception date for Class II shares is May 3, 2011. Pre-inception historical performance for Class II shares is based on the previous performance of Class I shares. Performance for Class II shares has been adjusted to reflect that share class’s higher expenses than those of Class I shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	10 Years
Class I shares	29.74%	18.52%	7.68%
Class II shares	29.41%	18.23%	7.41%
Class IV shares	29.74%	18.54%	7.68%
Russell 1000® Growth Index (reflects no deduction for fees or expenses)	33.48%	20.39%	7.83%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

American Century Investment Management, Inc. (“American Century”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Gregory J. Woodhams, CFA	Chief Investment Officer, U.S. Growth Equity – Large Cap, Senior Vice President and Senior Portfolio Manager, American Century	Since 2010
E.A. Prescott LeGard, CFA	Vice President and Senior Portfolio Manager, American Century	Since 2010

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

4

FUND SUMMARY: AMERICAN CENTURY NVIT MULTI CAP VALUE FUND

Objective

The Fund seeks capital appreciation, and secondarily current income.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.57%	0.57%	0.57%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.32%	0.32%	0.07%
Total Annual Fund Operating Expenses	0.89%	1.14%	0.64%
Fee Waiver/Expense Reimbursement[2]	None	(0.08)%	None
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.89%	1.06%	0.64%

1	“Management Fees” have been restated to reflect the reduction of contractual investment advisory fees, effective May 1, 2014.
2	Nationwide Variable Insurance Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.08% of the Distribution and/or Service (12b-1) Fee for Class II shares until April 30, 2015.

5

FUND SUMMARY: AMERICAN CENTURY NVIT MULTI CAP VALUE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$91	$284	$493	$1,096
Class II Shares	108	354	620	1,379
Class Y Shares	65	205	357	798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48.11% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies in at least two of the following three market capitalization sizes: large-cap companies, mid-cap companies and small-cap companies. The Fund employs a “value” style of investment, which means investing in equity securities that the Fund’s subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. The subadviser uses a bottom-up approach to identify stocks of companies that may be undervalued due to market declines, actual or anticipated bad news regarding a company or its industry, or failure of the market to perceive long-term value. To identify these companies, the subadviser looks for companies with earnings, cash flows, and/or assets that may not, in the subadviser’s view, be accurately reflected in the companies’ market prices. The subadviser attempts to purchase the stocks of these undervalued companies and hold each stock until its price has increased to, or is higher than, a level the subadviser believes more accurately reflects the fair value of the company. In order to generate current income, the subadviser also seeks companies that have a favorable income-paying history and for whom income payments are expected to continue or increase.

The subadviser may sell stocks if it believes:

—	a stock no longer meets its valuation criteria;
—	a stock’s risk parameters outweigh its return opportunity;
—	more attractive alternatives are identified or
—	specific events alter a stock’s prospects.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve more risk.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Effective April 30, 2014, the Fund’s investment adviser has changed the Fund’s benchmark from the Russell 3000® Value Index to the Russell 1000® Value Index. The investment adviser believes that the Russell 1000® Value Index more accurately represents the types of securities in which the Fund invests. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

6

FUND SUMMARY: AMERICAN CENTURY NVIT MULTI CAP VALUE FUND (cont.)

Average Total Returns – Class I Shares

(Years Ended December 31,)

Highest quarter:     12.34% – 4th qtr. of 2011

Lowest quarter:     -13.88% – 3rd qtr. of 2011

The Fund has not commenced offering Class Y shares as of the date of this prospectus. Therefore, historical performance for Class Y shares is based on the performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	Since Inception (March 25, 2009)
Class I shares	31.90%	19.16%
Class II shares	31.67%	18.94%
Class Y shares	31.90%	19.16%
Russell 1000® Value Index (reflects no deduction for fees and expenses)	32.53%	21.85%
Russell 3000® Value Index (reflects no deduction for fees and expenses)	32.69%	22.06%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

American Century Investment Management, Inc. (“American Century”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Phillip N. Davidson, CFA	Senior Vice President, CIO – Value Equity and Senior Portfolio Manager, American Century	Since 2009
Kevin Toney, CFA	Vice President and Senior Portfolio Manager, American Century	Since 2009
Michael Liss, CFA	Vice President and Senior Portfolio Manager, American Century	Since 2009
Brian Woglom, CFA	Vice President and Portfolio Manager	Since 2014

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

7

FUND SUMMARY: INVESCO NVIT COMSTOCK VALUE FUND

Objective

The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks and securities convertible into common stocks.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class IV Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%	0.68%	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.25%	0.25%	0.25%	0.10%
Total Annual Fund Operating Expenses	0.93%	1.18%	0.93%	0.78%

8

FUND SUMMARY: INVESCO NVIT COMSTOCK VALUE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$95	$296	$515	$1,143
Class II Shares	120	375	649	1,432
Class IV Shares	95	296	515	1,143
Class Y Shares	80	249	433	966

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.28% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests in a portfolio of equity securities consisting principally of common stocks of companies of any market capitalization, including smaller companies. The Fund may also invest in securities that are convertible into common stock. The Fund’s subadviser employs a type of value style investing known as a “contrarian” approach. Value style investing means investing in equity securities that the subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. A contrarian investor is one who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t. Therefore, a contrarian investment strategy generally focuses on out-of-favor stocks whose price-to-earnings ratios are lower than the rest of the market or industry, or even their own historic averages. The Fund’s subadviser seeks well-established, under-valued companies it believes to possess the potential for capital growth and income. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may also invest in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”), which are derivatives, in order to hedge against international currency exposure. The Fund may also invest up to 10% of its total assets in real estate investment trusts (“REITs”). Portfolio securities are typically sold when the subadviser’s assessments of the capital growth and income potential of such securities materially change.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Contrarian investing risk – by investing in a manner that differs from the current market consensus or trend, the Fund could lose value if the market consensus or trend is actually correct or underperform if the market consensus takes longer than the Fund’s subadviser anticipates.

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve more risk.

Convertible securities risk – the value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Derivatives risk – the Fund’s investments in currency contracts may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure default by the other party, or

9

FUND SUMMARY: INVESCO NVIT COMSTOCK VALUE FUND (cont.)

inability to close out a position because the trading market becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying stock.

Real estate securities risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties and the relative lack of liquidity associated with investments in real estate.

REITs – REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares

(Years Ended December 31,)

Highest Quarter:     18.56% – 3rd qtr. of 2009

Lowest Quarter:     -23.78% – 4th qtr. of 2008

The Fund has not commenced offering Class Y shares as of the date of this Prospectus. Pre-inception historical performance for Class Y shares is based on the previous performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	10 Years
Class I shares	35.64%	18.49%	7.41%
Class II shares	35.30%	18.20%	7.09%
Class IV shares	35.64%	18.49%	7.42%
Class Y shares	35.64%	18.49%	7.41%
Russell 1000® Value Index (reflects no deduction for fees or expenses)	32.53%	16.67%	7.58%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Invesco Advisers, Inc. (“Invesco”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Kevin Holt, CFA	Lead Portfolio Manager, Invesco	Since 2010
Devin Armstrong, CFA	Portfolio Manager, Invesco	Since 2010
Matthew Seinsheimer, CFA	Portfolio Manager, Invesco	Since 2010
James Warwick	Portfolio Manager, Invesco	Since 2010

10

FUND SUMMARY: INVESCO NVIT COMSTOCK VALUE FUND (cont.)

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

11

FUND SUMMARY: NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND

Objective

The Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.24%	0.09%
Total Annual Fund Operating Expenses	0.84%	0.94%

12

FUND SUMMARY: NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$86	$268	$466	$1,037
Class II Shares	96	300	520	1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 100.24% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests primarily in equity securities of companies of any market capitalization, including smaller companies, and in any sector that, in the opinion of the subadviser, exhibit characteristics that are consistent with a growth style or a value style of investing. “Growth” investing means investing in companies whose earnings the Fund’s subadviser believes are expected to grow consistently faster than those of other companies. “Value” investing means investing in stocks of companies that the Fund’s subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary.

Using a fundamental, bottom-up research approach, the Fund’s subadviser performs both quantitative and qualitative analysis in an effort to identify companies that the subadviser believes have the potential to increase in value. The subadviser employs disciplined valuation criteria and dynamic price limits to determine when to buy a stock. The valuation criteria and price limits will change over time as a result of changes in company-specific, industry and market factors.

Under normal market conditions, the Fund typically will hold a limited number of stocks. At times, the subadviser may emphasize certain sectors that it believes will benefit from market or economic trends. The Fund also invests in stocks of special situation companies, which are companies that have experienced significant business problems but which the subadviser believes have favorable prospects for recovery.

The subadviser follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may invest in stocks of foreign companies.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve more risk.

Sector risk – if the Fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Special situation companies risk – these are companies that may be involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company’s market value. If the anticipated benefits of the developments do not ultimately materialize, the value of the special situation company may decline.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

13

FUND SUMMARY: NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND (cont.)

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares

(Years Ended December 31,)

Highest Quarter:     25.24% – 2nd qtr. of 2009

Lowest Quarter:     -23.16% – 3rd qtr. of 2011

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	Since Inception (March 25, 2008)
Class I shares	43.82%	21.32%	6.73%
Class II shares	43.53%	21.20%	6.53%
S&P 500® Index (reflects no deduction for fees or expenses)	32.39%	17.94%	7.96%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Neuberger Berman Management LLC (“Neuberger Berman”)

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Richard S. Nackenson	Managing Director and Portfolio Manager, Neuberger Berman	Since 2013

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

14

FUND SUMMARY: NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND

Objective

The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.15%	0.15%	0.10%
Total Annual Fund Operating Expenses	0.80%	1.05%	0.75%
Fee Waiver/Expense Reimbursement[1]	None	(0.16)%	None
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.80%	0.89%	0.75%

1	Nationwide Variable Insurance Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until April 30, 2015.

15

FUND SUMMARY: NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$82	$255	$444	$990
Class II Shares	91	318	564	1,268
Class Y Shares	77	240	417	930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.66% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of mid- to large-cap companies that the subadviser believes follow principles of good corporate citizenship, as demonstrated by leadership in environmental concerns, diversity in the work force, progressive employment and workplace practices, and community relations. The subadviser also typically looks at a company’s record in public health and the nature of its products. The Fund may invest in the securities of companies located or conducting business outside of the United States.

In pursuing its strategy, the Fund’s subadviser uses a “value” style of investment, which means investing in equity securities that the subadviser believes to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. The subadviser employs a research-driven and valuation-sensitive approach to stock selection that seeks to identify stocks in well-positioned businesses that it believes are undervalued in the market. It looks for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above-average earnings growth, and other valuation-related factors. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected, no longer meets the Fund’s financial criteria or social policy, or when other opportunities appear more attractive.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Social policy risk – the Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because:

—	undervalued stocks that do not meet the social criteria could outperform those that do;
—	economic or political changes could make certain companies less attractive for investment or
—	the social policy could cause the Fund to sell or avoid stocks that subsequently perform well.

Mid-cap risk – mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

16

FUND SUMMARY: NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND (cont.)

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:     15.86% – 2nd qtr. of 2009

Lowest Quarter:     -18.07% – 3rd qtr. of 2011

The Fund has not commenced offering Class Y shares as of the date of this prospectus. Therefore, historical performance for Class Y shares is based on the performance of Class II shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	Since Inception (March 25, 2008)
Class I shares	38.77%	19.48%	8.21%
Class II shares	38.55%	19.35%	8.10%
Class Y shares	38.55%	19.35%	8.10%
S&P 500® Index (reflects no deduction for fees or expenses)	32.39%	17.94%	7.96%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Neuberger Berman Management LLC (“Neuberger Berman”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Arthur Moretti, CFA	Vice President and Co-Portfolio Manager, Neuberger Berman	Since 2008
Ingrid Dyott	Vice President and Co-Portfolio Manager, Neuberger Berman	Since 2008

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

17

FUND SUMMARY: NVIT EMERGING MARKETS FUND

Objective

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.30%	0.30%	0.15%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.27%	1.52%	1.12%

18

FUND SUMMARY: NVIT EMERGING MARKETS FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$129	$403	$697	$1,534
Class II Shares	155	480	829	1,813
Class Y Shares	114	356	617	1,363

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78.72% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies that are tied economically to emerging market countries. The Fund considers a company to be tied economically to emerging market countries if it is headquartered, trades on an exchange or maintains at least 50% of its assets in, or derives at least 50% of its revenues from, emerging market countries. Emerging market countries are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund may invest in companies of any size, including smaller companies.

The subadviser employs a bottom-up investment approach (i.e., based on factors that are specific to individual companies) that emphasizes individual stock selection. The subadviser uses proprietary quantitative (i.e., mathematical and statistical) models and fundamental analysis to seek to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. This stock selection process is designed to produce a diversified portfolio that, relative to the Fund’s benchmark index, frequently has a below-average price to earnings ratio and an above-average earnings growth trend. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected or evidences changed fundamentals, or when other opportunities appear more attractive.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve more risk.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

19

FUND SUMMARY: NVIT EMERGING MARKETS FUND (cont.)

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares

(Years Ended December 31,)

Highest Quarter:     29.81% – 2nd qtr. of 2009

Lowest Quarter:     -30.93% – 4th qtr. of 2008

The Fund has not commenced offering Class Y shares as of the date of this Prospectus. Pre-inception historical performance for Class Y shares is based on the previous performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	10 Years
Class I shares	0.75%	11.70%	8.88%
Class II shares	0.43%	11.45%	8.60%
Class Y shares	0.75%	11.70%	8.88%
MSCI Emerging Markets® Index (reflects no deduction for fees or expenses)	-2.60%	14.79%	11.17%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

The Boston Company Asset Management, LLC (“TBC”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Sean P. Fitzgibbon, CFA	Senior Managing Director and Portfolio Manager, TBC	Since 2011
Jay Malikowski	Vice President and Portfolio Manager, TBC	Since 2011

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

20

FUND SUMMARY: NVIT INTERNATIONAL EQUITY FUND

Objective

The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.36%	0.36%	0.21%
Total Annual Fund Operating Expenses	1.16%	1.41%	1.01%

21

FUND SUMMARY: NVIT INTERNATIONAL EQUITY FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$118	$368	$638	$1,409
Class II Shares	144	446	771	1,691
Class Y Shares	103	322	558	1,236

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118.28% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies of any size, including smaller companies, that are located in, that derive at least 50% of their earnings or revenues from, or that maintain at least 50% of their assets in, countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. Emerging market countries are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

The Fund invests in companies that exhibit characteristics consistent with either a growth style or a value style of investing. In other words, the Fund targets companies whose earnings are expected to grow consistently faster than those of other companies, but also targets companies that the subadviser believes to be undervalued in the marketplace compared to their intrinsic value. The Fund’s subadviser employs a core investment strategy that emphasizes fundamental research to identify quality companies and is supported by quantitative analysis, portfolio construction and risk management techniques. Investments for the Fund are selected bottom-up based on factors specific to individual companies, rather than sector or country trends. The subadviser’s strategy primarily focuses on identifying issuers that it believes have sustainable growth potential at a reduced level of risk.

The Fund’s subadviser may consider selling a security for several reasons, including when (1) its price changes such that the subadviser believes it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified. The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, nationalization of assets and ethnic, religious and racial conflicts.

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve more risk.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at

22

FUND SUMMARY: NVIT INTERNATIONAL EQUITY FUND (cont.)

times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares

(Years Ended December 31,)

Highest Quarter:     18.96% – 3rd qtr. of 2010

Lowest Quarter:     -25.53% – 3rd qtr. of 2008

Class II shares commenced operations on April 28, 2014 upon the conversion of Class VI shares (which are no longer offered by the Fund) to Class II shares. Pre-inception historical performance for Class II shares therefore reflects the performance of former Class VI shares. The Fund has not commenced offering Class Y shares as of the date of this Prospectus. Pre-inception historical performance for Class Y shares is based on the previous performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	10 Years
Class I shares	17.83%	12.56%	9.37%
Class II shares	17.58%	12.31%	9.12%
Class Y shares	17.83%	12.56%	9.37%
MSCI All Country World ex U.S. Index (reflects no deduction for fees or expenses)	15.29%	12.81%	7.57%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Lazard Asset Management LLC (“Lazard”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Paul Moghtader	Portfolio Manager/Analyst, Lazard	Since 2013
Taras Ivanenko	Portfolio Manager/Analyst, Lazard	Since 2013
Susanne Willumsen	Portfolio Manager/Analyst, Lazard	Since 2013

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

23

FUND SUMMARY: NVIT LARGE CAP GROWTH FUND

Objective

The Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class P Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.48%	0.48%	0.48%	0.48%
Distribution and/or Service (12b-1) Fee	None	0.25%	0.25%	None
Other Expenses	0.20%	0.20%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.68%	0.93%	0.78%	0.53%
Fee Waiver/Expense Reimbursement[2]	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.65%	0.90%	0.75%	0.50%

1	“Management Fees” have been restated to reflect the reduction of contractual investment advisory fees, effective May 1, 2014.
2	Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.65%, 0.90%, 0.75%, and 0.50% for Class I, Class II, Class P, and Class Y shares, respectively, until May 1, 2015. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

24

FUND SUMMARY: NVIT LARGE CAP GROWTH FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$66	$215	$376	$844
Class II Shares	92	293	512	1,140
Class P Shares	77	246	430	963
Class Y Shares	51	167	293	662

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44.07% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies. Such companies may be located outside the United States. The Fund employs a “growth” style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies.

The Fund’s subadviser invests in stocks selected by a team of core research analysts, with each analyst responsible for investments in his or her area of expertise. As the Fund’s portfolio managers, these analysts utilize a fundamental, bottom-up (i.e., based on factors that are specific to individual companies) research process to identify investments for the Fund. The Fund invests in those companies which the analysts believe to offer favorable long-term growth prospects or which the analysts believe have a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of a lead portfolio manager, determine the Fund’s allocations among market sectors. The Fund’s portfolio is structured so that its sector weightings generally are similar to those of the Fund’s benchmark index. The Fund’s subadviser may sell securities when they reach their price targets, if it believes a company’s fundamentals are deteriorating, or if it identifies a stock that it believes offers a better investment opportunity.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Sector risk – if the Fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

25

FUND SUMMARY: NVIT LARGE CAP GROWTH FUND (cont.)

Average Total Returns – Class I Shares

(Years Ended December 31,)

Highest quarter:     16.54% – 1st qtr. of 2012

Lowest quarter:     -14.92% – 3rd qtr. of 2011

The Fund had not commenced offering Class P shares or Class Y shares as of the date of this Prospectus. Therefore, historical performance for Class P and Class Y shares is based on the previous performance of Class I shares. Performance for Class P shares has been adjusted to reflect that share class’s higher expenses than those of Class I shares. Performance for Class Y shares has not been adjusted to reflect its lower expenses than those of Class I shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	Since Inception (March 25, 2009)
Class I shares	36.70%	20.93%
Class II shares	36.29%	20.62%
Class P shares	36.60%	20.83%
Class Y shares	36.70%	20.93%
Russell 1000® Growth Index (reflects no deduction for fees and expenses)	33.48%	22.35%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

The Boston Company Asset Management, LLC (“TBC”)

Portfolio Manager

Portfolio Managers	Title	Length of Service with Fund
Elizabeth Slover	Managing Director, TBC	Since 2011
David Sealy	Analyst, TBC	Since 2011
Barry Mills	Analyst, TBC	Since 2011

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

26

FUND SUMMARY: NVIT NATIONWIDE FUND

Objective

The Fund seeks total return through a flexible combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class IV Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.58%	0.58%	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.21%	0.21%	0.21%	0.06%
Total Annual Fund Operating Expenses	0.79%	1.04%	0.79%	0.64%

27

FUND SUMMARY: NVIT NATIONWIDE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$81	$252	$439	$978
Class II Shares	106	331	574	1,271
Class IV Shares	81	252	439	978
Class Y Shares	65	205	357	798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108.73% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a diversified portfolio of common stocks to produce an overall blended equity portfolio consisting of various types of stocks that offer the potential for capital growth and/or dividend income. Most of the stocks in which the Fund invests are issued by large-capitalization companies. Some of these companies may be located outside of the United States.

The Fund’s subadviser uses a systematic process of portfolio management designed to add value to all parts of the investment spectrum. The heart of the process is an information-based stock selection analysis that monitors the activities of informed market participants to determine the probable performance of individual stocks. This core set of criteria is combined with valuation and momentum analyses that are applied depending on the economic and market environment. The attractiveness of a prospective or current stock position is weighted against the fit of that position in the overall risk profile of the portfolio and the trading costs inherent to that issue to determine the appropriate position size. Many different risk parameters such as sector, size, style, and volatility are considered in developing a portfolio with an appropriate level of risk. The Fund may engage in active and frequent trading of portfolio securities.

The subadviser’s portfolio management process determines buy and sell decisions in an effort to maintain an equity portfolio that is diversified across sectors. Investments are sold when the subadviser has determined that relative fundamentals appear to be deteriorating or when other opportunities appear more attractive.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares

(Years Ended December 31,)

Highest Quarter:     17.59% – 2nd qtr. of 2009

Lowest Quarter:     -25.39% – 4th qtr. of 2008

28

FUND SUMMARY: NVIT NATIONWIDE FUND (cont.)

The Fund has not commenced offering Class Y shares as of the date of this Prospectus. Pre-inception historical performance for Class Y shares is based on the previous performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	10 Years
Class I shares	31.10%	16.58%	6.20%
Class II shares	30.79%	16.27%	5.93%
Class IV shares	31.00%	16.57%	6.19%
Class Y shares	31.10%	16.58%	6.20%
S&P 500® Index (reflects no deduction for fees or expenses)	32.39%	17.94%	7.41%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

HighMark Capital Management, Inc. (“HighMark”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Derek Izuel	Vice President and Chief Equity Officer, HighMark	Since 2013

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

29

FUND SUMMARY: NVIT REAL ESTATE FUND

Objective

The Fund seeks current income and long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.23%	0.23%	0.08%
Total Annual Fund Operating Expenses	0.93%	1.18%	0.78%

30

FUND SUMMARY: NVIT REAL ESTATE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$95	$296	$515	$1,143
Class II Shares	120	375	649	1,432
Class Y Shares	80	249	433	966

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 149.86% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate companies that are located in the United States. Equity securities in which the Fund invests are primarily common stocks of companies of any size, including smaller companies, and include the securities of real estate investment trusts (“REITs”). The Fund does not invest in real estate directly. The Fund is nondiversified, which means that the Fund may hold larger positions in fewer securities than other funds.

The Fund’s subadviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The subadviser seeks a balanced approach to investing, attempting to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The subadviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The subadviser may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs. The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Sector risk – emphasizing investments in real estate businesses can make the Fund more susceptible to financial, market or economic events affecting the particular issuers and real estate businesses in which it invests than funds that do not emphasize particular sectors.

Real estate market risk – your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may continue to fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, including any potential defects in mortgage documentation or in the foreclosure process. In particular, dramatic slowdowns in the housing industry, due in part to falling home prices and increasing foreclosures and unemployment, have created strains on financial institutions. For example, developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms, or at all, so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. These developments may also adversely affect the prices at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms at all. These developments affecting the real estate industry could adversely affect the real estate companies in which the Fund invests.

REIT risk – REITs are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for pass-through of income under the Internal Revenue Code of 1986, as amended (the Code), affecting their value. Other factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger

31

FUND SUMMARY: NVIT REAL ESTATE FUND (cont.)

companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve more risk.

Nondiversified fund risk – because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares

(Years Ended December 31,)

Highest Quarter:     31.60% – 3rd qtr. of 2009

Lowest Quarter:     -29.64% – 1st qtr. of 2009

The Fund has not commenced offering Class Y shares as of the date of this Prospectus. Therefore, historical performance for Class Y shares is based on the performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	Since Inception (March 25, 2008)
Class I shares	3.05%	16.70%	4.36%
Class II shares	2.70%	16.38%	4.06%
Class Y shares	3.05%	16.70%	4.36%
FTSE NAREIT® All Equity REITs Index (reflects no deduction for fees or expenses)	-1.33%	11.83%	4.57%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Brookfield Investment Management, Inc. (“Brookfield”)

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Jason Baine	Managing Director, Brookfield	Since 2013
Bernhard Krieg, CFA	Managing Director, Brookfield	Since 2013

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

32

FUND SUMMARY: TEMPLETON NVIT INTERNATIONAL VALUE FUND

Objective

The Fund seeks to maximize total return consisting of capital appreciation and/or current income.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.25%	0.25%	0.10%
Total Annual Fund Operating Expenses	1.00%	1.25%	0.85%

33

FUND SUMMARY: TEMPLETON NVIT INTERNATIONAL VALUE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$102	$318	$552	$1,225
Class II Shares	127	397	686	1,511
Class Y Shares	87	271	471	1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.31% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies that are located outside the U.S., including companies located in emerging market countries. Equity securities in which the Fund invests may include common stocks, preferred stocks and convertible securities. The Fund may invest in equity securities of any size company, including smaller companies. The Fund may have significant investments in one or more countries or in particular sectors.

The Fund’s subadviser applies a “value” style of investing, which means investing in equity securities that the subadviser believes to be at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market decline, or experiencing poor operating conditions that the subadviser believes to be temporary. When choosing equity investments, the Fund’s subadviser applies a “bottom-up,” long-term approach, focusing on the market price of a company’s securities relative to the subadviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The subadviser also considers a company’s price to earnings ratio, profit margins and liquidation value. In selecting securities for the Fund, the subadviser attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, appear to be favorable to capital growth.

The subadviser may consider selling an equity security when it believes the security’s price exceeds the subadviser’s estimation of value, when there are changes in the company’s fundamentals, or when the subadviser believes greater value exists in another similar security.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, nationalization of assets and ethnic, religious and racial conflicts.

Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.

Convertible securities risk – the value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

34

FUND SUMMARY: TEMPLETON NVIT INTERNATIONAL VALUE FUND (cont.)

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve more risk.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Country or sector risks – if the Fund emphasizes one or more countries or economic sectors, it may be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such countries or sectors than funds that do not emphasize particular countries or sectors.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Average Total Returns – Class I Shares

(Years Ended December 31,)

Highest quarter:     16.00% – 3rd qtr. of 2010

Lowest quarter:     -21.82% – 3rd qtr. of 2011

The average annual total returns shown in the bar chart changed from Class III shares to Class I shares. Class I shares commenced operations on April 30, 2014 upon the conversion of Class III shares (which are no longer offered by the Fund) to Class I shares. The Fund had not commenced offering Class II or Class Y shares as of the date of this Prospectus. Historical performance for Class I, Class II and Class Y shares is based on the performance of Class III shares. Performance for Class II shares has been adjusted to reflect those share classes’ higher expenses than those of Class III shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class III shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	Since Inception (March 25, 2009)
Class I shares	20.09%	14.24%
Class II shares	19.84%	13.99%
Class Y shares	20.09%	14.24%
MSCI All Country World ex U.S. IndexSM (reflects no deduction for fees and expenses)	15.29%	15.46%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

Templeton Investment Counsel, LLC (“Templeton”)

35

FUND SUMMARY: TEMPLETON NVIT INTERNATIONAL VALUE FUND (cont.)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Cindy L. Sweeting, CFA	Director of Portfolio Management and Executive Vice President, Templeton	Since 2012
Peter Nori, CFA	Executive Vice President, Templeton	Since 2009
Antonio T. Docal, CFA	Executive Vice President, Templeton	Since 2009

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

36

HOW THE FUNDS INVEST: AMERICAN CENTURY NVIT GROWTH FUND

Objective

The American Century NVIT Growth Fund seeks long-term capital appreciation. This objective can be changed by Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund invests primarily in common stocks issued by large-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. In implementing this strategy, the subadviser employs a bottom-up approach to stock selection. This means that the subadviser makes its investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. The subadviser manages the Fund based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

The subadviser tracks financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the Fund’s portfolio will consist primarily of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help the subadviser buy or hold the stocks of companies it believes have favorable growth prospects, and sell the stocks of companies whose characteristics no longer meet its criteria. The subadviser intends to invest the Fund’s assets primarily in U.S. securities. However, the Fund may invest in securities of foreign companies to varying degrees depending on the strength of analytical indicators and if such company otherwise fits within the Fund’s investment strategy. The Fund generally considers selling a security when it reaches a target price, its issuer’s business quality or fundamentals appear to the subadviser to be deteriorating, or when other opportunities appear more attractive.

The subadviser does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to FOREIGN SECURITIES RISK, GROWTH STYLE RISK and STOCK MARKET RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 48.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Key Terms:

Large-cap companies – companies with market capitalizations similar to those of companies included in the Russell 1000® Index, ranging from $1.1 billion to $501 billion as of December 31, 2013.

Growth style – investing in equity securities of companies that a Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

37

HOW THE FUNDS INVEST: AMERICAN CENTURY NVIT MULTI CAP VALUE FUND

Objective

The American Century NVIT Multi Cap Value Fund seeks capital appreciation, and secondarily current income. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies in at least two market capitalization sizes that, in the opinion of the subadviser, exhibit characteristics that are consistent with a value style of investing. The Fund uses a bottom-up approach to identify stocks of companies that may be undervalued due to market declines, actual or anticipated bad news regarding a company or its industry, or failure of the market to perceive long-term value. The market capitalization sizes in which the Fund invests may include large-cap, mid-cap and small-cap companies. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of companies that are located outside the United States.

The Fund’s subadviser attempts to purchase the stocks of companies that are temporarily out of favor and holds each stock until it has returned to favor in the market and its price has increased to, or is higher than, a level the subadviser believes more accurately reflects the fair value of the company. To identify these companies, the subadviser looks for companies with earnings, cash flows, and/or assets that may not accurately reflect the companies’ values as determined by the subadviser. The subadviser also considers whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.

The subadviser may sell stocks if it believes:

—	a stock no longer meets its valuation criteria;
—	a stock’s risk parameters outweigh its return opportunity;
—	more attractive alternatives are identified or
—	specific events alter a stock’s prospects.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to FOREIGN SECURITIES RISK, SMALLER COMPANY RISK, STOCK MARKET RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 48.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Large-cap companies – companies with market capitalizations similar to those of companies included in the Russell 1000® Index, ranging from $1.1 billion to $501 billion as of December 31, 2013.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $1.2 billion to $29.3 billion as of December 31, 2013.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000® Index, the largest of which was $5.3 billion as of December 31, 2013.

Value style – investing in equity securities that a Fund’s subadviser believes are undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

38

HOW THE FUNDS INVEST: INVESCO NVIT COMSTOCK VALUE FUND

Objective

The Invesco NVIT Comstock Value Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks and securities convertible into common stocks. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the subadviser seeks to achieve the Fund’s investment objective by investing in a portfolio of equity securities, consisting principally of common stocks of companies of any market capitalization, including small- and mid-cap companies. The Fund may also invest in convertible securities that convert into common stock. The subadviser employs a contrarian approach in pursuing the Fund’s value style of investing, seeking well-established, under-valued companies believed by the subadviser to possess the potential for capital growth and income.

Portfolio securities are typically sold when the subadviser’s assessments of the capital growth and income potential of such securities materially change.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may also invest in currency futures and forward foreign currency exchange contracts, which are derivatives, in order to hedge against international currency exposure. The Fund may also invest up to 10% of its total assets in real estate investment trusts (“REITs”).

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to CONTRARIAN INVESTING RISK, CONVERTIBLE SECURITIES RISK, DERIVATIVES RISK, FOREIGN SECURITIES RISK, REIT AND REAL ESTATE RISK, SMALLER COMPANY RISK, STOCK MARKET RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 48.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Common stock – securities representing shares of ownership of a corporation.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000® Index, the largest of which was $5.3 billion as of December 31, 2013.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $1.2 billion to $29.3 billion as of December 31, 2013.

Contrarian – an investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t. A contrarian investment strategy generally focuses on out-of-favor securities whose price-to-earnings ratios are lower than the rest of the market or industry or even their own historic averages.

Value style – investing in equity securities that a Fund’s subadviser believes are undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. The values of currency futures and forward foreign currency exchange contracts are based on changes in the values of international currencies.

REIT – a company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

39

HOW THE FUNDS INVEST: NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND

Objective

The Neuberger Berman NVIT Multi Cap Opportunities Fund seeks long-term capital growth. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal conditions, the Fund invests primarily in equity securities issued by small-, mid- and large-cap companies, and in any sector that, in the opinion of the subadviser, exhibit characteristics that are consistent with a growth style or a value style of investing. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of companies that are located outside the United States.

Using a fundamental, bottom-up research approach, the Fund’s subadviser performs both quantitative and qualitative analysis in an effort to identify companies that the subadviser believes have the potential to increase in value. The subadviser employs disciplined valuation criteria and dynamic price limits to determine when to buy a stock. The valuation criteria and price limits will change over time as a result of changes in company-specific, industry and market factors.

Factors in identifying such companies may include the company’s:

—	financial condition;
—	industry position;
—	market opportunities;
—	senior management teams and
—	relevant economic, political and regulatory factors.

Under normal market conditions, the Fund typically will hold a limited number of stocks. At times, the subadviser may emphasize certain sectors that it believes will benefit from market or economic trends. The Fund also invests in stocks of special situation companies, which are companies that have experienced significant business problems but which the subadviser believes have favorable prospects for recovery.

The Fund’s subadviser follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to FOREIGN SECURITIES RISK, GROWTH STYLE RISK, PORTFOLIO TURNOVER RISK, SECTOR RISK, SMALLER COMPANY RISK, SPECIAL SITUATION COMPANIES RISK, STOCK MARKET RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 48.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000® Index, the largest of which was $5.3 billion as of December 31, 2013.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $1.2 billion to $29.3 billion as of December 31, 2013.

Large-cap companies – companies with market capitalizations similar to those of companies included in the S&P 500® Index, ranging from $3.3 billion to $501 billion as of December 31, 2013.

Growth style – investing in equity securities of companies that a Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above average increases in stock price.

Value style – investing in equity securities that a Fund’s subadviser believes are undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

Quantitative analysis – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

40

HOW THE FUNDS INVEST: NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND

Objective

The Neuberger Berman NVIT Socially Responsible Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

In pursuit of its objective, the Fund invests primarily in equity securities of mid- to large-cap companies that the subadviser believes follow principles of good corporate citizenship. The Fund seeks to reduce risk by investing across many different industries.

The subadviser employs a research driven and valuation-sensitive approach to stock selection. It seeks to identify stocks in well-positioned businesses that it believes are undervalued in the market. It looks for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above-average earnings growth, and other valuation-related factors. Among companies that meet these criteria, the subadviser looks for those companies that show leadership in four areas:

—	environmental concerns;
—	diversity in the work force;
—	progressive employment and workplace practices and
—	community relations.

The subadviser also typically looks at a company’s record in public health and the nature of its products. The subadviser judges firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the Fund endeavors to avoid companies that derive revenue from gambling or the production of alcohol, tobacco, weapons, or nuclear power. The Fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military. The Fund may invest in the securities of companies located or conducting business outside of the United States.

The Fund’s subadviser uses a value style of investing, which involves buying securities whose market prices appear to be intrinsically undervalued relative to their earnings, cash flow prospects, and other measures of value. For instance, the subadviser may also purchase a company’s stock if it looks more fully priced based on the market’s expectations of earnings, but is still inexpensive relative to the subadviser’s estimates. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected, the issuer no longer meets the Fund’s financial criteria or social policy, or when other opportunities appear more attractive.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to FOREIGN SECURITIES RISK, MID-CAP RISK, SOCIAL POLICY RISK, STOCK MARKET RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 48.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $1.2 billion to $29.3 billion as of December 31, 2013.

Large-cap companies – companies with market capitalizations similar to those of companies included in the S&P 500® Index, ranging from $3.3 billion to $501 billion as of December 31, 2013.

Value style – investing in equity securities that a Fund’s subadviser believes are undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

41

HOW THE FUNDS INVEST: NVIT EMERGING MARKETS FUND

Objective

The NVIT Emerging Markets Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies that are tied economically to emerging market countries. The Fund considers a company to be tied economically to emerging market countries if it is headquartered, trades on an exchange or maintains at least 50% of its assets in, or derives at least 50% of its revenues from, emerging market countries. The Fund may invest in companies of any size, including small- and mid-cap companies.

The subadviser determines the universe of emerging market countries in which to invest, and this list may change from time to time based on its assessment of a country’s suitability for investment. By way of illustration, as of the date of this Prospectus, emerging market countries in which the Fund normally invests may include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Jordan, South Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The subadviser employs a bottom-up investment approach (i.e., based on factors that are specific to individual companies) that emphasizes individual stock selection. The subadviser uses proprietary quantitative (i.e., mathematical and statistical) models and fundamental analysis to seek to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. These quantitative models combine relative value measures (such as price/earnings ratios, price/book ratios and earnings value) and relative growth measures (estimated trends and revision ratios) to create a relative attractiveness score for each stock within a sector. The subadviser’s fundamental analysis includes reviewing the more attractively ranked stocks to verify the accuracy of the quantitative ranking and to judge the sustainability of a company’s business momentum by analyzing the company’s management, financial statements, suppliers, customers and competitors. This stock selection process is designed to produce a diversified portfolio that, relative to the Fund’s benchmark index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend.

The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected or evidences changed fundamentals, or when other opportunities appear more attractive.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to EMERGING MARKETS RISK, FOREIGN SECURITIES RISK, LIQUIDITY RISK, SMALLER COMPANY RISK and STOCK MARKET RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 48.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Emerging market countries – are developing and low- or middle-income countries that are not classified as developed countries by MSCI Barra. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000® Index, the largest of which was $5.3 billion as of December 31, 2013.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $1.2 billion to $29.3 billion as of December 31, 2013.

42

HOW THE FUNDS INVEST: NVIT INTERNATIONAL EQUITY FUND

Objective

The NVIT International Equity Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies of any size, including small- and mid-cap companies, that are located in, that derive at least 50% of their earnings or revenues from, or that maintain at least 50% of their assets in, countries around the world other than the United States. Some of these countries may be considered to be emerging market countries.

The Fund invests in companies that exhibit characteristics consistent with either a growth style or a value style of investing. In other words, the Fund targets companies whose earnings are expected to grow consistently faster than those of other companies, but also targets companies that the subadviser believes to be undervalued in the marketplace compared to their intrinsic value. The Fund’s subadviser employs a core investment strategy that emphasizes fundamental research to identify quality companies and is supported by quantitative analysis, portfolio construction and risk management techniques. Investments for the Fund are selected bottom-up based on factors specific to individual companies, rather than sector or country trends. The subadviser’s strategy primarily focuses on identifying issuers that it believes have sustainable growth potential at a reduced level of risk.

The Fund’s subadviser may consider selling a security for several reasons, including when (1) its price changes such that the subadviser believes it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified. The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to EMERGING MARKETS RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, PORTFOLIO TURNOVER RISK, SMALLER COMPANY RISK, STOCK MARKET RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds’ beginning on page 48.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000® Index, the largest of which was $5.3 billion as of December 31, 2013.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $1.2 billion to $29.3 billion as of December 31, 2013.

Emerging market countries – are developing and low- or middle-income countries that are included in the MSCI Emerging Markets Index. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Growth style – investing in equity securities of companies that a Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

Value style – investing in equity securities of companies that a Fund’s subadviser believes to be undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

Quantitative analysis – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

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HOW THE FUNDS INVEST: NVIT LARGE CAP GROWTH FUND

Objective

The NVIT Large Cap Growth Fund seeks long-term capital growth. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies, utilizing a growth style of investing. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of large-cap companies that are located outside the United States.

The Fund’s subadviser invests in stocks selected by a team of core research analysts, with each analyst responsible for investments in his or her area of expertise. As the Fund’s portfolio managers, these analysts utilize a fundamental, bottom-up (i.e., based on factors that are specific to individual companies) research process to identify investments for the Fund. The Fund invests in those companies which the analysts believe to offer favorable long-term growth prospects or in which the analysts have identified a strong near-term catalyst for earnings growth or share price appreciation. The analysts, under the direction of a lead portfolio manager, determine the Fund’s allocations among market sectors. The Fund’s portfolio is structured so that its sector weightings generally are similar to those of the Fund’s benchmark index.

The Fund’s subadviser may sell securities when they reach their price targets, if it believes a company’s fundamentals are deteriorating, or if it identifies a stock that it believes offers a better investment opportunity.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to COUNTRY OR SECTOR RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK and STOCK MARKET RISK, each of which is described in the section “Risks of Investing in the Fund” beginning on page 48.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Large-cap companies – companies with market capitalizations similar to those of companies included in the Russell 1000® Index, ranging from $1.1 billion to $501 billion as of December 31, 2013.

Growth style – investing in equity securities of companies that a Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

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HOW THE FUNDS INVEST: NVIT NATIONWIDE FUND

Objective

The NVIT Nationwide Fund seeks total return through a flexible combination of capital appreciation and current income. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund invests in a diversified portfolio of common stocks to produce an overall blended equity portfolio consisting of various types of stocks that offer the potential for capital growth and/or dividend income. Most of the stocks in which the Fund invests are issued by large-cap companies. Some of these companies may be located outside of the United States. The Fund makes market capitalization determinations with respect to a security at the time it purchases such security.

The Fund’s subadviser uses a systematic process of portfolio management designed to add value to all parts of the investment spectrum. The heart of the process is an information-based stock selection analysis that monitors the activities of informed market participants to determine the probable performance of individual stocks. This core set of criteria is combined with valuation and momentum analyses that are applied depending on the economic and market environment. The attractiveness of a prospective or current stock position is weighted against the fit of that position in the overall risk profile of the portfolio and the trading costs inherent to that issue to determine the appropriate position size. The subadviser considers many different risk parameters such as sector, size, style, and volatility in developing a portfolio with an appropriate level of risk. The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to FOREIGN SECURITIES RISK, PORTFOLIO TURNOVER RISK and STOCK MARKET RISK. Each of these risks is described in the section “Risks of Investing in the Funds” beginning on page 48.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Key Terms

Large-cap companies – companies with market capitalizations similar to those of companies included in the Russell 1000® Index, ranging from $1.1 billion to $501 billion as of December 31, 2013.

Market capitalization – is a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

45

HOW THE FUNDS INVEST: NVIT REAL ESTATE FUND

Objective

The NVIT Real Estate Fund seeks current income and long-term capital appreciation. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate companies that are located in the United States. Real estate companies include, but are not limited, to the following types of companies:

—	Real estate investment trusts (“REITs”);
—	Real estate operating companies (“REOCs”);
—	Brokers, developers, and builders of residential, commercial, and industrial properties;
—	Property management firms;
—	Finance, mortgage and mortgage servicing firms;
—	Construction supply and equipment manufacturing companies and
—	Firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining and agricultural companies.

Equity securities in which the Fund invests are primarily common stocks of companies of any size, including small- and mid-cap companies. The Fund does not invest in real estate directly. The Fund is nondiversified, which means that the Fund may hold larger positions in fewer securities than other funds.

The Fund’s subadviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The subadviser seeks a balanced approach to investing, attempting to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The subadviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The subadviser may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs. The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to COUNTRY OR SECTOR RISK, NONDIVERSIFIED FUND RISK, PORTFOLIO TURNOVER RISK, REIT AND REAL ESTATE RISK, SMALLER COMPANY RISK and STOCK MARKET RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 48.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Real estate company – a company that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) invests at least 50% of its assets in such real estate.

REIT – a company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

46

HOW THE FUNDS INVEST: TEMPLETON NVIT INTERNATIONAL VALUE FUND

Objective

The Templeton NVIT International Value Fund seeks to maximize total return consisting of capital appreciation and/or current income. This objective can be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, a number of countries around the world other than the United States. The Fund invests predominantly in the equity securities of companies located outside the U.S., including companies located in emerging market countries. Equity securities in which the Fund invests may include common stocks, preferred stocks, and convertible securities. The Fund may invest in equity securities of any size company, including small- and mid-cap companies, across the entire market capitalization spectrum. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

When choosing equity investments, the Fund’s subadviser applies a “bottom-up,” long-term value style approach, focusing on the market price of a company’s securities relative to the subadviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The subadviser also considers a company’s price/earnings ratio, profit margins and liquidation value. In selecting securities for the Fund, the subadviser attempts to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, appear to be favorable to capital growth.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to CONVERTIBLE SECURITIES RISK, COUNTRY OR SECTOR RISK, EMERGING MARKETS RISK, FOREIGN SECURITIES RISK, PREFERRED STOCK RISK, SMALLER COMPANY RISK, STOCK MARKET RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 48.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Emerging market countries – developing and low- or middle-income countries that are included in the MSCI Emerging Markets Index. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Preferred stock – a class of stock that often pays dividends at a specified rate and has preference over common stocks in dividend payments and liquidation of assets.

Convertible securities – debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Value style – investing in equity securities that a Fund’s subadviser believes are undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

47

RISKS OF INVESTING IN THE FUNDS

As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one or more Nationwide Funds.

The following information relates to the principal risks of investing in the Funds, as identified in the “How the Funds Invest” section for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

Contrarian investing risk – contrarian investing attempts to profit by investing in a manner that differs from the current market consensus or trend. This approach carries the risk that (1) the market consensus or trend is actually correct, which can result in losses to the Fund, or (2) the market consensus takes much longer before it agrees with the subadviser’s assessment, which can cause the Fund to miss opportunities for gains.

Convertible securities risk – Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Country or sector risk – if a Fund emphasizes one or more countries or economic sectors, it may be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such countries or sectors than funds that do not emphasize particular countries or sectors.

Derivatives risk – A forward foreign currency exchange contract is an agreement to buy or sell a specific amount of currency at a future date and at a price set at the time of the contract. A currency futures contract is similar to a forward foreign currency exchange contract except that the futures contract is in a standardized form that trades on an exchange instead of being privately negotiated with a particular counterparty. Forward foreign currency exchange contracts and currency futures contracts (collectively, “currency contracts”) may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying stock. For example, during periods when the U.S. dollar weakens in relation to a foreign currency, the Fund’s use of a currency hedging program will result in lower returns than if no currency hedging program were in effect.

Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the nationalization of assets, risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed

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RISKS OF INVESTING IN THE FUNDS (cont.)

markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

—	political and economic instability including sanctions imposed by other foreign countries, including the United States;
—	the impact of currency exchange rate fluctuations;
—	reduced information about issuers;
—	higher transaction costs;
—	less stringent regulatory and accounting standards and
—	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody – a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Growth style risk – growth investing involves buying stocks that have relatively high prices in relation to their earnings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, a Fund’s performance may suffer and underperform other equity funds that use different investing styles.

Liquidity risk – the risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Liquidity risk also includes the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that a Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds that invest in emerging market issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers, countries or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

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RISKS OF INVESTING IN THE FUNDS (cont.)

Mid-cap risk – see “Smaller company risk.”

Nondiversified fund risk – because a nondiversified Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact a Fund’s performance and may increase share price volatility.

Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks are also subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

REIT and real estate risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include:

—	declines in the value of real estate;
—	risks related to general and local economic conditions;
—	possible lack of availability of mortgage funds;
—	overbuilding;
—	extended vacancies of properties;
—	increased competition;
—	increases in property taxes and operating expenses;
—	changes in zoning laws;
—	losses due to costs resulting from the clean-up of environmental problems;
—	liability to third parties for damages resulting from environmental problems;
—	casualty or condemnation losses;
—	limitations on rents;
—	changes in neighborhood values and the appeal of properties to tenants; and
—	changes in interest rates.

In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition, REITs could possibly fail to qualify for pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended, resulting in a loss of value. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Foreign REIT-like entities will be subject to foreign securities risk.

In addition to its own expenses, a Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.

Smaller company risk – in general, stocks of smaller companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, the Fund’s investment in a smaller company may lose substantial value. Investing in smaller companies requires a longer-term investment view and may not be appropriate for all investors.

Social policy risk – The Neuberger Berman NVIT Socially Responsible Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because:

—	undervalued stocks that do not meet the social criteria could outperform those that do;
—	economic or political changes could make certain companies less attractive for investment or
—	the social policy could cause the Fund to sell or avoid stocks that subsequently perform well.

Special situation companies risk – these are companies that may be involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company’s market value. If the anticipated benefits of the developments do not ultimately materialize, the value of the special situation company may decline.

Stock market risk – a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price

50

RISKS OF INVESTING IN THE FUNDS (cont.)

fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

—	corporate earnings;
—	production;
—	management;
—	sales and
—	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Value style risk – over time, a value investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, a Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

*  *  *  *  *  *

Temporary investments – Each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if a Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Selective Disclosure of Portfolio Holdings

Each Fund posts onto the Internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

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FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Board of Trustees, NFA also selects the subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds’ semiannual report to shareholders, which will cover the period January 1, 2014 to June 30, 2014.

Subadvisers

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (“AMERICAN CENTURY”) is the subadviser for the American Century NVIT Growth Fund and the American Century NVIT Multi Cap Value Fund. American Century is located at 4500 Main Street, Kansas City, MO 64111, and was formed in 1958.

BROOKFIELD INVESTMENT MANAGEMENT, INC. (“BROOKFIELD”) is the subadviser to the NVIT Real Estate Fund. Brookfield is located at Brookfield Place, 250 Vesey Street, New York, NY 10281-1023. Founded in 1989, Brookfield is a wholly-owned subsidiary of Brookfield Asset Management Inc., a publicly-held global asset manager focused on property, power and other infrastructure assets.

HIGHMARK CAPITAL MANAGEMENT, INC. (“HIGHMARK”) is the subadviser for the NVIT Nationwide Fund. HighMark, located at 350 California Street, San Francisco, CA 94104, is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo- Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of December 31, 2013, HighMark had approximately $15.8 billion in assets under management. HighMark (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

INVESCO ADVISERS, INC. (“INVESCO”) is the subadviser for the Invesco NVIT Comstock Value Fund. Invesco is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309. Invesco Ltd. is a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

LAZARD ASSET MANAGEMENT LLC (“LAZARD”) is the subadviser to the NVIT International Equity Fund. Lazard is located at 30 Rockefeller Center, 55th Floor, New York, NY 10112. Lazard was formally established in 1970, as the U.S. investment management division of parent company Lazard Frères & Co. LLC (“LF&Co.”). In 1997, the U.S. and U.K. investment management firms were united to form a single entity, allowing Lazard to provide a more globally integrated perspective. In January 2003, Lazard was established as a separate subsidiary of LF&Co. In 2005, Lazard became a public company, listing on the New York Stock Exchange as LAZ. As of December 31, 2013, Lazard had $167.5 billion in assets under management.

NEUBERGER BERMAN MANAGEMENT LLC (“NEUBERGER BERMAN”) is the subadviser for the Neuberger Berman NVIT Multi Cap Opportunities Fund and Neuberger Berman NVIT Socially Responsible Fund. Neuberger Berman is located at 605 Third Avenue, New York, NY 10158. Neuberger Berman is a subsidiary of Neuberger Berman Holdings LLC.

TEMPLETON INVESTMENT COUNSEL, LLC (“TEMPLETON”) is the subadviser for the Templeton NVIT International Value Fund. Templeton is located at 300 S.E. 2nd Street, Fort Lauderdale, FL 33301. Templeton is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (“THE BOSTON COMPANY”) is the subadviser for the NVIT Emerging Markets Fund and the NVIT Large Cap Growth Fund. The Boston Company is located at One Boston Place, 14th Floor, Boston, MA 02108. The Boston Company is a wholly owned subsidiary of BNY Mellon Corporation.

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FUND MANAGEMENT (cont.)

Management Fees

Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2013, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers or reimbursements, was as follows:

Fund	Actual Management Fee Paid
American Century NVIT Growth Fund	0.58%
American Century NVIT Multi Cap Value Fund	0.57%
Invesco NVIT Comstock Value Fund	0.68%
Neuberger Berman NVIT Multi Cap Opportunities Fund	0.60%
Neuberger Berman NVIT Socially Responsible Fund	0.65%
NVIT Emerging Markets Fund	0.90%
NVIT International Equity Fund	0.79%
NVIT Large Cap Growth Fund	0.43%
NVIT Nationwide Fund	0.58%
NVIT Real Estate Fund	0.69%
Templeton NVIT International Value Fund	0.75%

Beginning on May 1, 2014, the NVIT Large Cap Growth Fund pays NFA an annual management fee, based on the following rates, which are expressed as a percentage of the Fund’s average daily net assets, and do not take into account any applicable fee waivers:

Fund	Assets	Fee
NVIT Large Cap Growth Fund	Up to $500 million $500 million and more but less than $1 billion	0.50% 0.475%
	$1 billion and more	0.45%

Portfolio Management

American Century NVIT Growth Fund

Gregory J. Woodhams, CFA, and E.A. Prescott LeGard, CFA, are the portfolio managers who are jointly and primarily responsible for the day-to-day management of the American Century NVIT Growth Fund.

Mr. Woodhams is Chief Investment Officer, U.S. Growth Equity—Large Cap, Senior Vice President and Senior Portfolio Manager of American Century. He joined American Century in 1997 and became a portfolio manager in 1998. He has a bachelor’s degree in economics from Rice University and a master’s degree in economics from the University of Wisconsin.

Mr. LeGard is a Vice President and Senior Portfolio Manager of American Century. He joined American Century in 1999 and became a portfolio manager in 2000. He has a bachelor’s degree in economics from DePauw University.

American Century NVIT Multi Cap Value Fund

Phillip N. Davidson, CFA, Kevin Toney, CFA, Michael Liss, CFA, and Brian Woglom, CFA, are jointly responsible for the day-to-day management of the Fund, including selection of the Fund’s investments.

Mr. Davidson is Senior Vice President, Chief Investment Officer – Value Equity and Senior Portfolio Manager of American Century. Mr. Davidson joined American Century in 1993 as a portfolio manager. He holds a bachelor’s degree in finance and an MBA from Illinois State University.

Mr. Toney is Vice President and Senior Portfolio Manager of American Century. Mr. Toney joined American Century in 1999 as an investment analyst and became a portfolio manager in 2006. He holds a bachelor’s degree in commerce from University of Virginia and an MBA from the Wharton School at the University of Pennsylvania.

Mr. Liss is Vice President and Senior Portfolio Manager of American Century. Mr. Liss joined American Century in 1998, became a senior investment analyst in 2003 and then became a portfolio manager in 2004. He holds a bachelor’s degree in accounting and finance from Albright College and an MBA in finance from Indiana University.

Brian Woglom, CFA, Vice President and Portfolio Manager, joined American Century Investments in 2005 as an investment analyst and became a portfolio manager in 2012. He has a bachelor’s degree from Amherst College and an MBA from the Ross School of Business, University of Michigan.

Invesco NVIT Comstock Value Fund

Portfolio Managers Kevin Holt, CFA, Devin Armstrong, CFA, Matthew Seinsheimer, CFA and James Warwick are responsible for the day-to-day management of the Fund’s investment portfolio.

A lead manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio managed by Invesco, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flow in accordance with portfolio holdings.

Mr. Holt, Lead Portfolio Manager, has been employed by Invesco since June 2010. Previously, Mr. Holt was a Managing Director of Van Kampen Asset Management (“VKAM”) and employed by VKAM from August 1999. Mr. Armstrong, Portfolio Manager, has been employed by Invesco since June 2010. Previously, Mr. Armstrong was an Executive Director of VKAM and has been employed by VKAM from August 2004. Mr. Seinsheimer, Portfolio Manager, has been employed by Invesco since January 1998. Mr. Warwick, Portfolio Manager, has been employed by Invesco since June 2010. Previously, Mr. Warwick was an Executive Director of VKAM and has been employed by VKAM from 2002.

Neuberger Berman NVIT Multi Cap Opportunities Fund

Richard S. Nackenson is a Managing Director at Neuberger Berman and Senior Portfolio Manager for the Fund. He joined the firm in 1999. Previously, Mr. Nackenson was a Securities Analyst with Appaloosa Management focusing on global

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FUND MANAGEMENT (cont.)

investing across capital structures and industry sectors. Mr. Nackenson was a Senior Research Analyst with Pzena Investment Management and also an Associate with James D. Wolfensohn Incorporated. He began his career with McKinsey & Company. Mr. Nackenson earned both a bachelor’s degree and a master’s degree in Business Administration from the Wharton School at the University of Pennsylvania. He has 22 years of industry experience.

Neuberger Berman NVIT Socially Responsible Fund

Arthur Moretti, CFA, is co-portfolio manager of the Fund and joined Neuberger Berman in 2001. He currently is Vice President of Neuberger Berman. Mr. Moretti graduated with a bachelor’s degree from Georgetown University and a master’s degree from Princeton University.

Ingrid Dyott is co-portfolio manager of the Fund and joined Neuberger Berman in 1997. She currently is a Vice President of Neuberger Berman. Ms. Dyott received a bachelor’s degree from Bowdoin College and an MBA from Columbia University.

NVIT Emerging Markets Fund

Sean P. Fitzgibbon, CFA, and Jay Malikowski are co-portfolio managers responsible for the day-to-day portfolio management of the NVIT Emerging Markets Fund. Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and head of the global core equity team at The Boston Company, where he has been employed (or with an affiliate) since 1991. Mr. Malikowski is a vice president, portfolio manager, research analyst and member of the global core equity team at The Boston Company, where he has been employed since August 2007. Prior thereto, Mr. Malikowski was a graduate student, receiving an MBA in 2007, and from 2000 through August 2005 was a manager at Deloitte Consulting.

NVIT International Equity Fund

Paul Moghtader, Taras Ivaneko and Susanne Willumsen are responsible for the day-to-day management of the NVIT International Equity Fund.

Mr. Moghtader is a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. Mr. Moghtader began working in the investment field in 1992. Prior to joining Lazard in 2007, Mr. Moghtader was Head of the Global Active Equity Group and a Senior Portfolio Manager at State Street Global Advisors (SSgA). At SSgA, Mr. Moghtader was the senior manager responsible for the research and portfolio management of all multi-regional active quantitative equity strategies. Previously, Mr. Moghtader was an analyst at State Street Bank. Mr. Moghtader began his career at Dain Bosworth as a research assistant. Mr. Moghtader has a Master’s of Management from Northwestern University and a Bachelor of Arts in Economics from Macalester College.

Mr. Ivanenko is a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. Mr. Ivanenko began working in the investment field in 1995. Prior to joining Lazard in 2007, Mr. Ivanenko was a Senior Portfolio Manager in the Global Active Equity group at SSgA. Earlier at SSgA, Mr. Ivanenko was a

Principal and Senior Application Development Architect in the Equity Systems group. Previously, Mr. Ivanenko was an analyst in Quantitative Research and Trading Systems at Oxbridge Research. Mr. Ivanenko has a Ph.D. in Physics from Massachusetts Institute of Technology and an Engineer-Physicist degree from Moscow Physical-Technical Institute.

Ms. Willumsen is a Portfolio Manager/Analyst on Lazard’s Quantitative Equity team. Ms. Willumsen began working in the investment field in 1993. Prior to joining Lazard in 2008, Ms. Willumsen was Managing Director, Head of Active Equities Europe with SSgA. During her 13 year tenure at SSgA, Ms. Willumsen was responsible for the research and portfolio management of all U.K. and European equity strategies. Prior to joining SSgA, Ms. Willumsen traded equity derivatives for the proprietary desk at Investcorp. Ms. Willumsen received an MSc in Shipping, Trade and Finance from City University and a BSc in Management Studies from the University of Surrey.

NVIT Large Cap Growth Fund

The Boston Company

Investment decisions for the NVIT Large Cap Growth Fund are made by members of The Boston Company’s core research team. The team members primarily responsible for managing the Fund are Elizabeth Slover, David Sealy and Barry Mills.

Ms. Slover is a managing director of The Boston Company and is the director of The Boston Company’s core research team. She has been employed by The Boston Company since July 2005. Mr. Sealy is an analyst on the core research team of The Boston Company, where he has been employed since July 2005. Mr. Mills is an analyst on the core research team of The Boston Company, where he has been employed since July 2005.

NVIT Nationwide Fund

Derek Izuel, CFA is responsible for the day-to-day management of the NVIT Nationwide Fund.

Mr. Izuel has been Vice President and Chief Equity Officer of HighMark since 2012; Vice President and Director of Quantitative Strategies of HighMark from 2008 to 2012; senior portfolio manager for Invesco from 1997 to 2008. Mr. Izuel earned a Bachelor of Science in Computer Science at the University of California at Berkeley and an MBA from the Ross School of Business at the University of Michigan.

NVIT Real Estate Fund

Jason Baine and Bernhard Krieg, CFA are jointly responsible for the day-to-day management of the NVIT Real Estate Fund, including selection of the Fund’s investments.

Mr. Baine is a Portfolio Manager across the firm’s U.S. and Global REIT strategies. He oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Mr. Baine joined the firm in September 2001. He has 16 years of investment management experience in the real estate securities area, including portfolio management for institutional accounts. Mr. Baine is a member of the National Association of Real Estate

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FUND MANAGEMENT (cont.)

Investment Trusts (NAREIT) and has a Bachelor of Arts in Government and Economics from Georgetown University.

Mr. Krieg is a Portfolio Manager across the firm’s U.S. and Global REIT strategies. He oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Mr. Krieg joined the firm in April 2006 and has 14 years of industry experience. Mr. Krieg received a Master’s in Land Economics and Real Estate from Texas A&M University and his undergraduate equivalent in Business Administration and Civil Engineering from the Technical University in Dresden, Germany. He also holds the Chartered Financial Analyst designation.

Templeton NVIT International Value Fund

Cindy Sweeting, Peter A. Nori and Antonio T. Docal are jointly responsible for the day-to-day management of the Templeton NVIT International Value Fund.

Ms. Sweeting is the president of Templeton Investment Counsel, LLC and the director of portfolio management for the Templeton Global Equity Group (TGEG). Ms. Sweeting has lead portfolio manager responsibility for the TIF-Foreign Equity Series and portfolio management responsibility for institutional separate account relationships. Ms. Sweeting also oversees the institutional segment of TGEG’s global investment management business. She previously served as TGEG’s director of research, president of Templeton Global Advisors Limited and lead portfolio manager for Templeton Growth Fund and Templeton Growth (Euro) Fund. Prior to joining Templeton in 1997, Ms. Sweeting was the senior vice president of investments with McDermott International Investments. She entered the financial services industry in 1983. Ms. Sweeting holds a B.S. in business administration with a concentration in finance, summa cum laude, from Georgetown University. Ms. Sweeting is also a Chartered Financial Analyst (CFA) Charterholder.

Mr. Nori is an executive vice president and portfolio manager for the Templeton Global Equity Group with research responsibility for the global semiconductor and the global pharmaceutical industries and is the information technology sector team leader. In addition, he manages several institutional and sub-advised portfolios. After joining Franklin Templeton in 1987 as a shareholder services representative, Mr. Nori entered the management training program. He later joined the Research Department as an equity analyst and a co-portfolio manager of Franklin Convertible Securities Fund. After joining Templeton’s Global Equity Research Team, he specialized in small-capitalization securities on a global basis. Mr. Nori’s large-capitalization research responsibilities have included industries within the consumer discretionary, health care, metals and technology sectors. He entered the financial services industry in 1987. Mr. Nori holds a B.S. in finance and an M.B.A., with an emphasis in finance, from the University of San Francisco. He is a Chartered Financial Analyst (CFA) Charterholder and a member of CFA Institute.

Mr. Docal is an executive vice president and portfolio manager for the Templeton Global Equity Group with research responsibility for the global chemical and automobile industries. Prior to joining Franklin Templeton in 2001, Mr. Docal was a vice president and director at Evergreen Funds, a principal and co-founder of Docal Associates, and an assistant treasurer in the mergers and acquisitions department at JPMorgan. He entered the financial services industry in 1979. Mr. Docal holds a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology. Mr. Docal is also a Chartered Financial Analyst (CFA) Charterholder.

Additional Information about the Portfolio Managers

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

Multi-Manager Structure

NFA and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows NFA, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

NFA performs oversight and evaluation services to a subadvised Fund, including the following:

—	performing initial due diligence on prospective Fund subadvisers;
—	selecting Fund subadvisers;
—	monitoring subadviser performance, including ongoing analysis and periodic consultations;
—	communicating performance expectations and evaluations to the subadvisers and
—	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

NFA does not expect to frequently recommend subadviser changes. NFA periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although NFA monitors each subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

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INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class P and Class Y shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class P, Class II and Class VIII shares. Class Y shares are sold to other mutual funds, such as “funds-of-funds” that invest in the Funds, and to separate accounts of insurance companies that seek neither 12b-1 fees nor administrative services fees. Class IV shares are sold generally to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. In addition, a particular class of a Fund may not be available under your specific variable insurance contract. The prospectus of the separate account for the variable insurance contract shows the classes available to you, and should be read in conjunction with this prospectus.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agent. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

—	New Year’s Day
—	Martin Luther King Jr. Day
—	Presidents’ Day
—	Good Friday
—	Memorial Day
—	Independence Day
—	Labor Day
—	Thanksgiving Day
—	Christmas Day
—	Other days when the Exchange is closed.

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUE PRICING

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets are valued primarily on the basis of market-based quotations. Equity securities are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service. Securities traded on NASDAQ are generally valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid valuation price provided by an independent pricing service.

Securities for which market-based quotations are either unavailable (e.g., independent pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser or a designee, are generally valued at fair value by the Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. In addition, fair value

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INVESTING WITH NATIONWIDE FUNDS (cont.)

determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

By fair valuing a security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Pursuant to the Valuation Procedures, a Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the Exchange. The fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)).

Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

—	disrupt portfolio management strategies;
—	increase brokerage and other transaction costs and
—	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in

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INVESTING WITH NATIONWIDE FUNDS (cont.)

funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.

Monitoring of Trading Activity

It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

Restrictions on Transactions

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

—	restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
—	reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.

DISTRIBUTION AND SERVICES PLANS

Because distribution and service fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II and Class P shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II or Class P shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II or Class P shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.

ADMINISTRATIVE SERVICES PLAN

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I and Class II shares, and 0.20% with respect to Class IV shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class P and Class Y shares do not pay an administrative services fee.

For the current fiscal year, administrative services fees for the Funds, expressed as a percentage of the share class’s average daily net assets, are estimated to be as follows:

American Century NVIT Growth Fund Class I, Class II and Class IV shares are estimated to be 0.15%, 0.15% and 0.15%, respectively.

American Century NVIT Multi Cap Value Fund Class I and Class II shares are estimated to be 0.25% and 0.25%, respectively.

Invesco NVIT Comstock Value Fund Class I, Class II and Class IV shares are estimated to be 0.15%, 0.15% and 0.15%, respectively.

58

INVESTING WITH NATIONWIDE FUNDS (cont.)

Neuberger Berman NVIT Multi Cap Opportunities Fund Class I and Class II shares are estimated to be 0.15% and 0.00%, respectively.

Neuberger Berman NVIT Socially Responsible Fund Class I and Class II shares are estimated to be 0.05% and 0.05%, respectively.

NVIT Emerging Markets Fund Class I and Class II shares are estimated to be 0.15% and 0.15%, respectively.

NVIT International Equity Fund Class I and Class II shares are estimated to be 0.15% and 0.15%, respectively.

NVIT Large Cap Growth Fund Class I and Class II shares are estimated to be 0.15% and 0.15%, respectively.

NVIT Nationwide Fund Class I, Class II and Class IV shares are estimated to be 0.15%, 0.15% and 0.15%, respectively.

NVIT Real Estate Fund Class I and Class II shares are estimated to be 0.15% and 0.15%, respectively.

Templeton NVIT International Value Fund Class I and Class II shares are estimated to be 0.15% and 0.15%, respectively.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:

—	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
—	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

—	affiliates of NFA;
—	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
—	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

—	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
—	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

59

INVESTING WITH NATIONWIDE FUNDS (cont.)

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

The fees and expenses in the Fees and Expenses table of each Fund Summary are based on average annual net assets as of the fiscal year ended December 31, 2013, and do not reflect any change in expense ratios resulting from a change in assets under management since December 31, 2013. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund.

60

DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.

Tax Status

Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59  1/2. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

61

FINANCIAL HIGHLIGHTS: AMERICAN CENTURY NVIT GROWTH FUND

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2013 (e)	$15.60	$0.12	$4.51	$4.63	$(0.12)	$(0.12)	$20.11	29.74%	$110,854,984	0.85%	0.65%	0.87%	80.68%
Year Ended December 31, 2012 (e)	13.76	0.12	1.81	1.93	(0.09)	(0.09)	15.60	14.02	95,949,532	0.86	0.79	0.88	82.86
Year Ended December 31, 2011 (e)	13.94	0.09	(0.19)	(0.10)	(0.08)	(0.08)	13.76	(0.69)	92,462,025	0.94	0.65	0.95	96.07
Year Ended December 31, 2010 (e)	11.76	0.06	2.20	2.26	(0.08)	(0.08)	13.94	19.25	103,647,734	0.90	0.51	0.90	144.93
Year Ended December 31, 2009 (e)	8.86	0.05	2.91	2.96	(0.06)	(0.06)	11.76	33.47	101,476,994	0.86	0.53	0.86	157.59

Class II Shares
Year Ended December 31, 2013 (e)	$10.25	$0.05	$2.96	$3.01	$(0.11)	$(0.11)	$13.15	29.41%	$38,635,769	1.10%	0.40%	1.12%	80.68%
Year Ended December 31, 2012 (e)	9.08	0.06	1.19	1.25	(0.08)	(0.08)	10.25	13.78	23,360,589	1.11	0.62	1.13	82.86
Period Ended December 31, 2011 (e)(f)	10.00	0.03	(0.87)	(0.84)	(0.08)	(0.08)	9.08	(8.41)	10,277,354	1.24	0.43	1.25	96.07

Class IV Shares
Year Ended December 31, 2013 (e)	$15.60	$0.12	$4.51	$4.63	$(0.12)	$(0.12)	$20.11	29.74%	$25,065,061	0.85%	0.65%	0.87%	80.68%
Year Ended December 31, 2012 (e)	13.76	0.12	1.81	1.93	(0.09)	(0.09)	15.60	14.02	21,291,237	0.86	0.79	0.88	82.86
Year Ended December 31, 2011 (e)	13.94	0.09	(0.19)	(0.10)	(0.08)	(0.08)	13.76	(0.69)	20,292,629	0.94	0.65	0.95	96.07
Year Ended December 31, 2010 (e)	11.76	0.06	2.20	2.26	(0.08)	(0.08)	13.94	19.25	22,845,409	0.90	0.51	0.90	144.93
Year Ended December 31, 2009 (e)	8.86	0.05	2.91	2.96	(0.06)	(0.06)	11.76	33.62	22,452,251	0.86	0.53	0.86	157.59

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 3, 2011 (commencement of operations) through December 31, 2011. Total return is calculated based on inception date of May 2, 2011 through December 31, 2011.

62

FINANCIAL HIGHLIGHTS: AMERICAN CENTURY NVIT MULTI CAP VALUE FUND

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2013 (e)	$15.26	$0.30	$4.52	$4.82	$(0.34)	$(0.35)	$(0.69)	$19.39	31.90%	$268,063,713	0.89%	1.69%	0.89%	48.11%
Year Ended December 31, 2012 (e)	14.00	0.27	1.77	2.04	(0.15)	(0.63)	(0.78)	15.26	14.66	234,721,079	0.91	1.80	0.91	44.60
Year Ended December 31, 2011 (e)	14.19	0.26	(0.17)	0.09	(0.24)	(0.04)	(0.28)	14.00	0.65	245,684,277	0.91	1.80	0.91	61.37
Year Ended December 31, 2010 (e)	12.74	0.24	1.45	1.69	(0.09)	(0.15)	(0.24)	14.19	13.46	305,129,292	0.88	1.77	0.95	181.67
Period Ended December 31, 2009 (e)(f)	10.00	0.19	3.17	3.36	(0.11)	(0.51)	(0.62)	12.74	33.69	4,551,767	0.91	2.10	1.38	46.72

Class II Shares
Year Ended December 31, 2013 (e)	$15.21	$0.27	$4.50	$4.77	$(0.31)	$(0.35)	$(0.66)	$19.32	31.67%	$173,892,352	1.06%	1.52%	1.14%	48.11%
Year Ended December 31, 2012 (e)	13.96	0.24	1.76	2.00	(0.12)	(0.63)	(0.75)	15.21	14.45	145,274,946	1.08	1.63	1.16	44.60
Year Ended December 31, 2011 (e)	14.15	0.23	(0.16)	0.07	(0.22)	(0.04)	(0.26)	13.96	0.49	150,054,472	1.08	1.64	1.16	61.37
Year Ended December 31, 2010 (e)	12.73	0.24	1.41	1.65	(0.08)	(0.15)	(0.23)	14.15	13.15	162,949,432	1.08	1.78	1.43	181.67
Period Ended December 31, 2009 (e)(f)	10.00	0.17	3.18	3.35	(0.11)	(0.51)	(0.62)	12.73	33.55	4,350,996	1.08	1.80	1.79	46.72

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009. Total return is calculated based on inception date of March 24, 2009 through December 31, 2009.

63

FINANCIAL HIGHLIGHTS: INVESCO NVIT COMSTOCK VALUE FUND

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets	Portfolio Turnover (a)
Class I Shares
Year Ended December 31, 2013 (b)	$11.42	$0.16	$3.91	$4.07	$–	$–	$15.49	35.64%	$53,342,206	0.93%	1.18%	0.93%	16.28%
Year Ended December 31, 2012 (b)	9.76	0.17	1.63	1.80	(0.14)	(0.14)	11.42	18.46	36,558,677	0.94	1.55	0.94	14.32
Year Ended December 31, 2011 (b)	10.13	0.14	(0.37)	(0.23)	(0.14)	(0.14)	9.76	(2.32)	36,364,938	0.96	1.39	0.96	25.55
Year Ended December 31, 2010 (b)	8.88	0.11	1.28	1.39	(0.14)	(0.14)	10.13	15.77	42,365,519	0.97	1.22	0.97	34.99
Year Ended December 31, 2009 (b)	6.99	0.11	1.86	1.97	(0.08)	(0.08)	8.88	28.55	43,338,047	0.96	1.52	0.96	36.39

Class II Shares
Year Ended December 31, 2013 (b)	$11.36	$0.13	$3.88	$4.01	$–	$–	$15.37	35.30%	$177,450,075	1.18%	0.94%	1.18%	16.28%
Year Ended December 31, 2012 (b)	9.71	0.14	1.62	1.76	(0.11)	(0.11)	11.36	18.17	133,606,077	1.19	1.30	1.19	14.32
Year Ended December 31, 2011 (b)	10.08	0.12	(0.38)	(0.26)	(0.11)	(0.11)	9.71	(2.55)	128,660,247	1.18	1.19	1.18	25.55
Year Ended December 31, 2010 (b)	8.84	0.09	1.27	1.36	(0.12)	(0.12)	10.08	15.45	125,809,524	1.22	0.97	1.22	34.99
Year Ended December 31, 2009 (b)	6.96	0.09	1.86	1.95	(0.07)	(0.07)	8.84	28.27	85,611,402	1.24	1.30	1.24	36.39

Class IV Shares
Year Ended December 31, 2013 (b)	$11.42	$0.16	$3.91	$4.07	$–	$–	$15.49	35.64%	$21,015,057	0.93%	1.20%	0.93%	16.28%
Year Ended December 31, 2012 (b)	9.76	0.17	1.63	1.80	(0.14)	(0.14)	11.42	18.47	18,267,479	0.94	1.55	0.94	14.32
Year Ended December 31, 2011 (b)	10.13	0.14	(0.37)	(0.23)	(0.14)	(0.14)	9.76	(2.32)	17,933,763	0.95	1.40	0.95	25.55
Year Ended December 31, 2010 (b)	8.89	0.11	1.27	1.38	(0.14)	(0.14)	10.13	15.64	20,517,897	0.97	1.22	0.97	34.99
Year Ended December 31, 2009 (b)	6.99	0.11	1.87	1.98	(0.08)	(0.08)	8.89	28.69	21,235,639	0.96	1.56	0.96	36.39

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(b)	Per share calculations were performed using average shares method.

64

FINANCIAL HIGHLIGHTS: NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND

Selected Data for Each share of Capital Outstanding Throughout the Periods Indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$8.34	$0.11	$3.50	$3.61	$(0.11)	$(0.44)	$(0.55)	$11.40	43.82%	$215,486,565	0.84%	1.05%	0.84%	100.24%
Year Ended December 31, 2012 (c)	7.79	0.12	1.17	1.29	(0.12)	(0.62)	(0.74)	8.34	16.94	171,120,656	0.85	1.47	0.85	125.03
Year Ended December 31, 2011 (c)	8.95	0.05	(1.09)	(1.04)	(0.05)	(0.07)	(0.12)	7.79	(11.62)	175,068,378	0.83	0.59	0.83	102.26
Year Ended December 31, 2010 (c)	8.45	0.02	1.28	1.30	(0.02)	(0.78)	(0.80)	8.95	15.61	235,348,957	0.87	0.21	0.87	41.75
Year Ended December 31, 2009 (c)	5.54	0.02	2.92	2.94	(0.01)	(0.02)	(0.03)	8.45	52.96	250,604,126	0.86	0.21	0.86	85.68

Class II Shares
Year Ended December 31, 2013 (c)	$8.28	$0.10	$3.46	$3.56	$(0.10)	$(0.44)	$(0.54)	$11.30	43.53%	$36,935,557	0.94%	0.96%	0.94%	100.24%
Year Ended December 31, 2012 (c)	7.74	0.11	1.16	1.27	(0.11)	(0.62)	(0.73)	8.28	16.84	24,165,815	0.95	1.38	0.95	125.03
Year Ended December 31, 2011 (c)	8.89	0.05	(1.09)	(1.04)	(0.04)	(0.07)	(0.11)	7.74	(11.66)	23,698,456	0.93	0.53	0.93	102.26
Year Ended December 31, 2010 (c)	8.41	0.01	1.26	1.27	(0.01)	(0.78)	(0.79)	8.89	15.39	18,627,250	0.97	0.13	0.97	41.75
Year Ended December 31, 2009 (c)	5.51	0.01	2.91	2.92	–	(0.02)	(0.02)	8.41	52.96	11,540,412	1.00	0.11	1.05	85.68

Amount designated as “–” is zero or has been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

65

FINANCIAL HIGHLIGHTS: NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND

Selected Data for Each share of Capital Outstanding Throughout the Periods Indicated

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$10.95	$0.09	$4.15	$4.24	$(0.11)	$(0.11)	$15.08	38.77%	$11,149,054	0.80%	0.70%	0.80%	29.66%
Year Ended December 31, 2012 (c)	9.94	0.13	1.01	1.14	(0.13)	(0.13)	10.95	11.50	8,105,858	0.81	1.23	0.81	29.83
Year Ended December 31, 2011 (c)	10.34	0.06	(0.39)	(0.33)	(0.07)	(0.07)	9.94	(3.18)	6,590,973	0.79	0.57	0.79	30.20
Year Ended December 31, 2010 (c)	8.43	0.07	1.91	1.98	(0.07)	(0.07)	10.34	23.58	5,448,468	0.80	0.75	0.80	34.50
Year Ended December 31, 2009 (c)	6.44	0.03	1.99	2.02	(0.03)	(0.03)	8.43	31.53	6,215,347	0.76	0.43	0.79	45.46

Class II Shares
Year Ended December 31, 2013 (c)	$10.95	$0.08	$4.14	$4.22	$(0.10)	$(0.10)	$15.07	38.55%	$185,012,617	0.89%	0.62%	1.05%	29.66%
Year Ended December 31, 2012 (c)	9.94	0.12	1.01	1.13	(0.12)	(0.12)	10.95	11.38	156,621,330	0.90	1.13	1.06	29.83
Year Ended December 31, 2011 (c)	10.34	0.05	(0.38)	(0.33)	(0.07)	(0.07)	9.94	(3.27)	179,310,401	0.88	0.50	1.04	30.20
Year Ended December 31, 2010 (c)	8.42	0.06	1.92	1.98	(0.06)	(0.06)	10.34	23.56	206,196,841	0.89	0.64	1.05	34.50
Year Ended December 31, 2009 (c)	6.44	0.02	1.99	2.01	(0.03)	(0.03)	8.42	31.27	285,826,052	0.85	0.34	0.93	45.46

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

66

FINANCIAL HIGHLIGHTS: NVIT EMERGING MARKETS FUND

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$11.86	$0.16	$(0.08)	$0.08	$(0.14)	$–	$(0.14)	$–	$11.80	0.66	% (d)	$15,371,041	1.19%	1.37%	1.25%	78.72%
Year Ended December 31, 2012 (c)	10.16	0.15	1.61	1.76	(0.06)	–	(0.06)	–	11.86	17.22		20,901,248	1.20	1.38	1.25	68.20
Year Ended December 31, 2011 (c)	13.19	0.13	(3.08)	(2.95)	(0.08)	–	(0.08)	–	10.16	(22.37)		19,667,663	1.22	1.07	1.23	119.54
Year Ended December 31, 2010 (c)	11.36	0.08	1.76	1.84	(0.01)	–	(0.01)	–	13.19	16.17		44,965,055	1.19	0.70	1.19	135.63
Year Ended December 31, 2009 (c)	7.05	0.10	4.32	4.42	(0.09)	(0.02)	(0.11)	–	11.36	63.31		46,047,002	1.20	1.13	1.20	121.34

Class II Shares
Year Ended December 31, 2013 (c)	$11.72	$0.13	$(0.08)	$0.05	$(0.11)	$–	$(0.11)	$–	$11.66	0.43%		$1,233,167	1.44%	1.15%	1.50%	78.72%
Year Ended December 31, 2012 (c)	10.04	0.12	1.59	1.71	(0.03)	–	(0.03)	–	11.72	16.99		1,442,757	1.45	1.12	1.50	68.20
Year Ended December 31, 2011 (c)	13.04	0.11	(3.05)	(2.94)	(0.06)	–	(0.06)	–	10.04	(22.60)		1,699,906	1.48	0.90	1.49	119.54
Year Ended December 31, 2010 (c)	11.25	0.05	1.74	1.79	–	–	–	–	13.04	15.91		2,748,446	1.44	0.45	1.44	135.63
Year Ended December 31, 2009 (c)	6.98	0.08	4.29	4.37	(0.08)	(0.02)	(0.10)	–	11.25	63.09		3,023,040	1.46	0.91	1.46	121.34

Class III Shares*
Year Ended December 31, 2013 (c)	$11.84	$0.16	$(0.08)	$0.08	$(0.14)	$–	$(0.14)	$–	$11.78	0.67	% (d)	$68,874,546	1.19%	1.38%	1.25%	78.72%
Year Ended December 31, 2012 (c)	10.14	0.16	1.60	1.76	(0.06)	–	(0.06)	–	11.84	17.24		76,487,144	1.20	1.40	1.25	68.20
Year Ended December 31, 2011 (c)	13.17	0.14	(3.08)	(2.94)	(0.09)	–	(0.09)	–	10.14	(22.39)		83,114,763	1.23	1.15	1.24	119.54
Year Ended December 31, 2010 (c)	11.34	0.08	1.76	1.84	(0.01)	–	(0.01)	–	13.17	16.21		133,741,064	1.19	0.68	1.19	135.63
Year Ended December 31, 2009 (c)	7.03	0.10	4.32	4.42	(0.09)	(0.02)	(0.11)	–	11.34	63.48		129,486,944	1.21	1.10	1.21	121.34

Class VI Shares+
Year Ended December 31, 2013 (c)	$11.80	$0.13	$(0.09)	$0.04	$(0.11)	$–	$(0.11)	$–	$11.73	0.36	% (d)	$58,555,828	1.44%	1.11%	1.50%	78.72%
Year Ended December 31, 2012 (c)	10.11	0.12	1.60	1.72	(0.03)	–	(0.03)	–	11.80	16.92		55,643,527	1.45	1.13	1.50	68.20
Year Ended December 31, 2011 (c)	13.13	0.11	(3.07)	(2.96)	(0.06)	–	(0.06)	–	10.11	(22.59)		47,496,724	1.48	0.90	1.49	119.54
Year Ended December 31, 2010 (c)	11.33	0.05	1.75	1.80	–	–	–	–	13.13	15.89		71,622,217	1.44	0.43	1.44	135.63
Year Ended December 31, 2009 (c)	7.03	0.07	4.33	4.40	(0.08)	(0.02)	(0.10)	–	11.33	63.09		62,117,225	1.45	0.83	1.45	121.34

Amounts designated as “–” are zero or have been rounded to zero.

*	Effective April 28, 2014, Class III Shares were converted to Class I Shares.
+	Effective April 28, 2014, Class VI Shares were converted to Class II Shares.
(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

67

FINANCIAL HIGHLIGHTS: NVIT INTERNATIONAL EQUITY FUND

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$9.17	$0.17	$1.46	$1.63	$(0.05)	$–	$(0.05)	$–	$10.75	17.83%	$19,708,439	1.14%	1.68%	1.15%	118.28%
Year Ended December 31, 2012 (c)	8.00	0.10	1.15	1.25	(0.08)	–	(0.08)	–	9.17	15.61	17,410,499	1.17	1.14	1.17	25.05
Year Ended December 31, 2011 (c)	8.97	0.09	(0.95)	(0.86)	(0.11)	–	(0.11)	–	8.00	(9.76)	16,018,649	1.18	1.01	1.18	113.73	(d)
Year Ended December 31, 2010 (c)	8.01	0.11	0.93	1.04	(0.08)	–	(0.08)	–	8.97	13.29	9,374,971	1.11	1.37	1.11	81.29
Year Ended December 31, 2009 (c)	6.25	0.08	1.75	1.83	(0.06)	(0.01)	(0.07)	–	8.01	29.72	9,333,669	1.13	1.17	1.13	330.92

Class III Shares*
Year Ended December 31, 2013 (c)	$9.18	$0.17	$1.46	$1.63	$(0.05)	$–	$(0.05)	$–	$10.76	17.81%	$54,669,892	1.14%	1.68%	1.15%	118.28%
Year Ended December 31, 2012 (c)	8.01	0.10	1.15	1.25	(0.08)	–	(0.08)	–	9.18	15.58	52,499,287	1.17	1.16	1.17	25.05
Year Ended December 31, 2011 (c)	8.99	0.11	(0.98)	(0.87)	(0.11)	–	(0.11)	–	8.01	(9.76)	55,315,066	1.17	1.28	1.17	113.73	(d)
Year Ended December 31, 2010 (c)	8.02	0.11	0.94	1.05	(0.08)	–	(0.08)	–	8.99	13.27	66,763,599	1.11	1.36	1.11	81.29
Year Ended December 31, 2009 (c)	6.26	0.07	1.76	1.83	(0.06)	(0.01)	(0.07)	–	8.02	29.67	71,006,135	1.13	0.99	1.13	330.92

Class VI Shares+
Year Ended December 31, 2013 (c)	$9.14	$0.14	$1.46	$1.60	$(0.05)	$–	$(0.05)	$–	$10.69	17.56%	$31,266,115	1.39%	1.42%	1.40%	118.28%
Year Ended December 31, 2012 (c)	7.98	0.08	1.13	1.21	(0.05)	–	(0.05)	–	9.14	15.23	26,193,375	1.42	0.89	1.42	25.05
Year Ended December 31, 2011 (c)	8.95	0.09	(0.96)	(0.87)	(0.10)	–	(0.10)	–	7.98	(10.00)	25,947,338	1.43	0.99	1.43	113.73	(d)
Year Ended December 31, 2010 (c)	8.00	0.08	0.94	1.02	(0.07)	–	(0.07)	–	8.95	13.00	23,729,621	1.36	1.00	1.36	81.29
Year Ended December 31, 2009 (c)	6.25	0.03	1.79	1.82	(0.06)	(0.01)	(0.07)	–	8.00	29.45	20,086,634	1.34	0.44	1.34	330.92

Amounts designated as “–” are zero or have been rounded to zero.

*	Effective April 28, 2014, Class III Shares were converted to Class I Shares.
+	Effective April 30, 2014, Class VI Shares were converted Class II Shares.
(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Excludes merger activity.

68

FINANCIAL HIGHLIGHTS: NVIT LARGE CAP GROWTH FUND

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

		Operations				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income (Loss) to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class I Shares
Year Ended December 31, 2013 (e)	$17.31	$0.12	$6.22	$6.34	$(0.16)	$–	$(0.16)	$23.49	36.70%	$1,212,244,085	0.63%	0.59%	0.70%	44.07%
Year Ended December 31, 2012 (e)	14.69	0.15	2.59	2.74	(0.12)	–	(0.12)	17.31	18.68	1,035,691,930	0.63	0.88	0.70	46.31
Year Ended December 31, 2011 (e)	15.18	0.12	(0.44)	(0.32)	(0.11)	(0.06)	(0.17)	14.69	(2.23)	1,034,868,666	0.65	0.77	0.72	94.50
Year Ended December 31, 2010 (e)	14.08	(0.04)	1.25	1.21	(0.01)	(0.10)	(0.11)	15.18	8.80	1,322,344,042	0.64	(0.24)	0.72	55.10
Period Ended December 31, 2009 (e)(f)	10.00	0.03	4.32	4.35	(0.03)	(0.24)	(0.27)	14.08	43.53	7,000,118	0.65	0.29	1.44	29.72

Class II Shares
Year Ended December 31, 2013 (e)	$17.27	$0.07	$6.19	$6.26	$(0.11)	$–	$(0.11)	$23.42	36.29%	$304,897,633	0.88%	0.34%	0.95%	44.07%
Year Ended December 31, 2012 (e)	14.65	0.10	2.60	2.70	(0.08)	–	(0.08)	17.27	18.42	271,613,800	0.88	0.62	0.95	46.31
Year Ended December 31, 2011 (e)	15.14	0.08	(0.44)	(0.36)	(0.07)	(0.06)	(0.13)	14.65	(2.50)	278,960,967	0.90	0.51	0.97	94.50
Year Ended December 31, 2010 (e)	14.07	(0.06)	1.23	1.17	–	(0.10)	(0.10)	15.14	8.52	364,586,589	0.88	(0.41)	1.03	55.10
Period Ended December 31, 2009 (e)(f)	10.00	–	4.33	4.33	(0.02)	(0.24)	(0.26)	14.07	43.29	1,695,645	0.89	0.02	1.94	29.72

Amounts designated as “–“ are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009. Total return is calculated based on inception date of March 24, 2009 through December 31, 2009.

69

FINANCIAL HIGHLIGHTS: NVIT NATIONWIDE FUND

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$10.19	$0.15	$3.01	$3.16	$(0.16)	$(0.16)	$–	$13.19	31.10%	$497,167,860	0.79%	1.27%	0.79%	108.73%
Year Ended December 31, 2012 (c)	9.05	0.14	1.15	1.29	(0.15)	(0.15)	–	10.19	14.21	426,223,301	0.79	1.44	0.80	23.86
Year Ended December 31, 2011 (c)	9.11	0.11	(0.06)	0.05	(0.11)	(0.11)	–	9.05	0.53	436,029,821	0.78	1.21	0.79	19.65
Year Ended December 31, 2010 (c)	8.11	0.07	1.02	1.09	(0.09)	(0.09)	–	9.11	13.45	497,366,746	0.79	0.88	0.79	55.00	(d)
Year Ended December 31, 2009 (c)	6.52	0.09	1.59	1.68	(0.09)	(0.09)	–	8.11	26.10	729,866,520	0.81	1.24	0.81	85.37

Class II Shares
Year Ended December 31, 2013 (c)	$10.15	$0.12	$3.00	$3.12	$(0.13)	$(0.13)	$–	$13.14	30.79%	$159,365,672	1.04%	1.02%	1.04%	108.73%
Year Ended December 31, 2012 (c)	9.02	0.12	1.13	1.25	(0.12)	(0.12)	–	10.15	13.85	149,466,339	1.04	1.19	1.05	23.86
Year Ended December 31, 2011 (c)	9.07	0.09	(0.06)	0.03	(0.08)	(0.08)	–	9.02	0.38	168,088,528	1.04	0.95	1.05	19.65
Year Ended December 31, 2010 (c)	8.07	0.05	1.01	1.06	(0.06)	(0.06)	–	9.07	13.22	200,160,889	1.04	0.63	1.04	55.00	(d)
Year Ended December 31, 2009 (c)	6.50	0.07	1.58	1.65	(0.08)	(0.08)	–	8.07	25.56	284,786,913	1.07	1.02	1.07	85.37

Class III Shares*
Year Ended December 31, 2013 (c)	$10.23	$0.15	$3.03	$3.18	$(0.17)	$(0.17)	$–	$13.24	31.12%	$1,870,532	0.77%	1.29%	0.78%	108.73%
Year Ended December 31, 2012 (c)	9.09	0.16	1.14	1.30	(0.16)	(0.16)	–	10.23	14.33	1,064,906	0.63	1.61	0.65	23.86
Year Ended December 31, 2011 (c)	9.14	0.13	(0.06)	0.07	(0.12)	(0.12)	–	9.09	0.79	464,132	0.64	1.38	0.65	19.65
Year Ended December 31, 2010 (c)	8.14	0.08	1.01	1.09	(0.09)	(0.09)	–	9.14	13.47	333,436	0.74	0.93	0.74	55.00	(d)
Year Ended December 31, 2009 (c)	6.54	0.09	1.60	1.69	(0.09)	(0.09)	–	8.14	26.16	320,853	0.82	1.29	0.82	85.37

Class IV Shares
Year Ended December 31, 2013 (c)	$10.19	$0.15	$3.00	$3.15	$(0.16)	$(0.16)	$–	$13.18	31.00%	$111,104,753	0.79%	1.27%	0.79%	108.73%
Year Ended December 31, 2012 (c)	9.05	0.14	1.15	1.29	(0.15)	(0.15)	–	10.19	14.22	92,940,203	0.79	1.45	0.80	23.86
Year Ended December 31, 2011 (c)	9.10	0.11	(0.05)	0.06	(0.11)	(0.11)	–	9.05	0.63	89,436,799	0.79	1.21	0.80	19.65
Year Ended December 31, 2010 (c)	8.10	0.07	1.02	1.09	(0.09)	(0.09)	–	9.10	13.48	98,522,755	0.79	0.90	0.79	55.00	(d)
Year Ended December 31, 2009 (c)	6.52	0.09	1.58	1.67	(0.09)	(0.09)	–	8.10	25.94	98,226,930	0.81	1.24	0.81	85.37

Amounts designated as “–“ are zero or have been rounded to zero.

*	Effective April 28, 2014, Class III Shares were converted to Class I Shares.
(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Excludes merger activity.

70

FINANCIAL HIGHLIGHTS: NVIT REAL ESTATE FUND

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$9.47	$0.15	$0.14	$0.29	$(0.14)	$(0.71)	$(0.85)	$8.91	3.05%	$196,371,890	0.94%	1.51%	0.95%	149.86%
Year Ended December 31, 2012 (c)	9.06	0.11	1.32	1.43	(0.10)	(0.92)	(1.02)	9.47	15.79	217,162,860	0.94	1.15	0.94	18.51
Year Ended December 31, 2011 (c)	8.62	0.07	0.49	0.56	(0.08)	(0.04)	(0.12)	9.06	6.50	213,774,978	0.94	0.82	0.94	17.42
Year Ended December 31, 2010 (c)	7.30	0.12	2.06	2.18	(0.16)	(0.70)	(0.86)	8.62	30.18	227,118,437	0.99	1.44	0.99	24.25
Year Ended December 31, 2009 (c)	5.71	0.13	1.59	1.72	(0.11)	(0.02)	(0.13)	7.30	30.84	201,455,813	0.97	1.99	0.97	31.82

Class II Shares
Year Ended December 31, 2013 (c)	$9.43	$0.12	$0.14	$0.26	$(0.12)	$(0.71)	$(0.83)	$8.86	2.70%	$74,142,051	1.19%	1.29%	1.20%	149.86%
Year Ended December 31, 2012 (c)	9.02	0.09	1.32	1.41	(0.08)	(0.92)	(1.00)	9.43	15.58	71,140,430	1.19	0.91	1.19	18.51
Year Ended December 31, 2011 (c)	8.59	0.05	0.48	0.53	(0.06)	(0.04)	(0.10)	9.02	6.14	65,337,105	1.19	0.57	1.19	17.42
Year Ended December 31, 2010 (c)	7.28	0.10	2.05	2.15	(0.14)	(0.70)	(0.84)	8.59	29.82	69,621,641	1.24	1.21	1.24	24.25
Year Ended December 31, 2009 (c)	5.69	0.12	1.59	1.71	(0.10)	(0.02)	(0.12)	7.28	30.52	53,106,087	1.22	1.82	1.22	31.82

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

71

FINANCIAL HIGHLIGHTS: TEMPLETON NVIT INTERNATIONAL VALUE FUND

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover
Class III Shares*
Year Ended December 31, 2013 (c)	$12.21	$0.26	$2.17	$2.43	$(0.25)	$(0.12)	$(0.37)	$–	$14.27	20.09%	$263,066,096	1.00%	1.98%	1.00%	15.31%
Year Ended December 31, 2012 (c)	10.63	0.29	1.77	2.06	(0.29)	(0.19)	(0.48)	–	12.21	19.56	251,979,290	1.00	2.55	1.00	10.82
Year Ended December 31, 2011 (c)	12.50	0.34	(1.86)	(1.52)	(0.34)	(0.01)	(0.35)	–	10.63	(12.43)	228,733,581	0.99	2.77	0.99	5.40
Year Ended December 31, 2010 (c)	13.90	0.27	0.51	0.78	(0.27)	(1.91)	(2.18)	–	12.50	6.35	235,241,097	0.99	2.01	0.99	13.39
Period Ended December 31, 2009 (c)(d)	10.00	0.10	3.98	4.08	(0.16)	(0.02)	(0.18)	–	13.90	41.16	329,541,495	1.00	0.94	1.00	13.06

Amounts designated as “–” are zero or have been rounded to zero.

*	Effective April 30, 2014, Class III Shares were converted to Class I Shares.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Per share calculations were performed using average shares method.
(d)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009. Total return is calculated based on inception date of March 24, 2009 through December 31, 2009.

72

Information from Nationwide Funds

Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds’ investments:

—	Statement of Additional Information (incorporated by reference into this Prospectus)

—	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

—	Semiannual Reports

To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):

—	on the SEC’s EDGAR database via the Internet at www.sec.gov

—	by electronic request to publicinfo@sec.gov

—	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

—	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.

Nationwide Funds Group

1000 Continental Drive, Suite 400

King of Prussia, PA 19406

The Trust’s Investment Company Act File No.: 811-03213

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

NPR-CEQ (4/14)	© 2014 Nationwide Funds Group. All rights reserved.

Nationwide Variable Insurance Trust

Prospectus  April 30, 2014

Fund and Class
NVIT Developing Markets Fund Class I
NVIT Developing Markets Fund Class II

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

nationwide.com/mutualfundsnvit

THIS PAGE INTENTIONALLY LEFT BLANK.

2	Fund Summary
NVIT Developing Markets Fund

5	How the Fund Invests
Objective
Principal Investment Strategies

6	Risks of Investing in the Fund

9	Fund Management

10	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Monitoring of Trading Activity
Restrictions on Transactions
Distribution and Services Plans
Revenue Sharing
Additional Information about Fees and Expenses

14	Distributions and Taxes

15	Financial Highlights

1

FUND SUMMARY: NVIT DEVELOPING MARKETS FUND

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.45%	0.45%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.42%	1.67%

2

FUND SUMMARY: NVIT DEVELOPING MARKETS FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$145	$449	$776	$1,702
Class II shares	170	526	907	1,976

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79.72% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies that are tied economically to emerging market countries. The Fund considers a company to be tied economically to emerging market countries if it is headquartered, trades on an exchange or maintains at least 50% of its assets in, or derives at least 50% of its revenues from, emerging market countries. Emerging market countries are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund typically maintains investments in at least six countries at all times. The Fund may invest in companies of any size, including smaller companies.

The subadviser employs a bottom-up investment approach (i.e., based on factors that are specific to individual companies) that emphasizes individual stock selection. The subadviser uses proprietary quantitative (i.e., mathematical and statistical) models and fundamental analysis to seek to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. This stock selection process is designed to produce a diversified portfolio that, relative to the Fund’s benchmark index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend. The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected or evidences changed fundamentals, or when other opportunities appear more attractive.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have limited resources. Therefore, they generally involve more risk.

Country risk – if the Fund emphasizes one or more countries, it may be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such countries than funds that do not emphasize particular countries.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

3

FUND SUMMARY: NVIT DEVELOPING MARKETS FUND (cont.)

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:    29.15% – 2nd qtr. of 2009

Lowest Quarter:    -31.12% – 3rd qtr. of 2008

The Fund has not commenced offering Class I shares. Historical performance for Class I shares is based on the previous performance of Class II shares. Performance for Class I shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	10 Years
Class I shares	0.03%	11.30%	8.15%
Class II shares	0.03%	11.30%	8.15%
MSCI Emerging Markets® Index (reflects no deduction for fees or expenses)	-2.60%	14.79%	11.17%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

The Boston Company Asset Management, LLC (“TBC”)

Portfolio Managers

Portfolio Managers	Title	Length of Service with Fund
Sean P. Fitzgibbon, CFA	Senior Managing Director and Portfolio Manager, TBC	Since 2011
Jay Malikowski	Vice President and Portfolio Manager, TBC	Since 2011

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

4

HOW THE FUND INVESTS: NVIT DEVELOPING MARKETS FUND

Objective

The NVIT Developing Markets Fund seeks long-term capital appreciation. This objective can be changed by Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies of any size (including small- and mid-cap companies) that are tied economically to the world’s developing or emerging market countries. The Fund considers a company to be tied economically to emerging market countries if it is headquartered, trades on an exchange or maintains at least 50% of its assets in, or derives at least 50% of its revenues from, emerging market countries.

The subadviser employs a bottom-up investment approach (i.e., based on factors that are specific to individual companies) that emphasizes individual stock selection. The subadviser uses proprietary quantitative (i.e., mathematical and statistical) models and fundamental analysis to seek to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. These quantitative models combine relative value measures (such as price/earnings ratios, price/book ratios and earnings value) and relative growth measures (estimated trends and revision ratios) to create a relative attractiveness score for each stock within a sector. The subadviser’s fundamental analysis includes reviewing the more attractively ranked stocks to verify the accuracy of the quantitative ranking and to judge the sustainability of a company’s business momentum by analyzing the company’s management, financial statements, suppliers, customers and competitors. This stock selection process is designed to produce a diversified portfolio that, relative to the Fund’s benchmark index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend. The Fund typically maintains investments in at least six countries at all times.

The subadviser generally considers selling a security when it reaches a target price, fails to perform as expected or evidences changed fundamentals, or when other opportunities appear more attractive.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to COUNTRY RISK, EMERGING MARKETS RISK, FOREIGN SECURITIES RISK, LIQUIDITY RISK, SMALLER COMPANY RISK and STOCK MARKET RISK, each of which is described in the section “Risks of Investing in the Fund” beginning on 6.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000® Index, the largest of which was $5.3 billion as of December 31, 2013.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $1.2 billion to $29.3 billion as of December 31, 2013.

Emerging market countries – are developing and low- or middle-income countries that are not classified as developed countries by MSCI. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

5

RISKS OF INVESTING IN THE FUND

As with all mutual funds, investing in the Fund involves certain risks. There is no guarantee that the Fund will meet its investment objective or that the Fund will perform as it has in the past. You may lose money if you invest in one or more Nationwide Funds.

The following information relates to the principal risks of investing in the Fund, as identified in the “How the Fund Invests” section. The Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Fund’s Statement of Additional Information (“SAI”).

Country risk – if a Fund emphasizes one or more countries or economic sectors, it may be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such countries or sectors than funds that do not emphasize particular countries or sectors.

Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price-to-earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

—	political and economic instability including sanctions imposed by other foreign countries, including the United States;
—	the impact of currency exchange rate fluctuations;
—	reduced information about issuers;
—	higher transaction costs;
—	less stringent regulatory and accounting standards and
—	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country

6

RISKS OF INVESTING IN THE FUND (cont.)

where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody – a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Liquidity risk – the risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Liquidity risk also includes the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that a Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds that invest in emerging market issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers, countries or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Smaller company risk – in general, stocks of smaller companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, the Fund’s investment in a smaller company may lose substantial value. Investing in smaller companies requires a longer-term investment view and may not be appropriate for all investors.

Stock market risk – a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

—	corporate earnings;
—	production;
—	management;
—	sales and
—	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

*  *  *  *  *  *

Temporary investments – The Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Selective Disclosure of Portfolio Holdings

The Fund posts onto the Internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its

7

RISKS OF INVESTING IN THE FUND (cont.)

securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.

8

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Board of Trustees, NFA also selects the subadvisers of the Fund, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements will be available in the Fund’s semiannual report to shareholders, which will cover the period January 1, 2014 to June 30, 2014.

Subadviser

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, the subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays the subadviser from the management fee it receives.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (“THE BOSTON COMPANY”) is the subadviser to the Fund. The Boston Company is located at One Boston Place, 14th Floor, Boston, MA 02108. The Boston Company is a wholly owned subsidiary of BNY Mellon Corporation.

Management Fees

The Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by the Fund for the fiscal year ended December 31, 2013, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers or reimbursements, was 0.90%.

Portfolio Management

Sean P. Fitzgibbon, CFA, and Jay Malikowski are co-portfolio managers responsible for the day-to-day portfolio management of the Fund. Mr. Fitzgibbon is a senior managing director, portfolio manager, research analyst and head of the global core equity team at The Boston Company. He has been employed (with The Boston Company or with an affiliate) since 1991. Mr. Malikowski is a vice president, portfolio manager, research analyst and member of the global core equity team at The Boston Company, where he has been employed since August 2007. Prior thereto, Mr. Malikowski was a graduate student, receiving an MBA degree in 2007, and from 2000 through August 2005 was a manager at Deloitte Consulting.

Additional Information about the Portfolio Managers

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

Multi-Manager Structure

The Adviser and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for the Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Fund greater flexibility, enabling it to operate more efficiently.

The Adviser performs oversight and evaluation services to a subadvised Fund, including the following:

—	performing initial due diligence on prospective Fund subadvisers;
—	selecting Fund subadvisers;
—	monitoring subadviser performance, including ongoing analysis and periodic consultations;
—	communicating performance expectations and evaluations to the subadvisers and
—	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

The Adviser does not expect to frequently recommend subadviser changes. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

9

INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

Shares of the Fund are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts.

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II shares. Shares of the Fund are not sold to individual investors.

The separate accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. The Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance provider to determine if the Fund is available under your variable insurance contract. In addition, a particular class of a Fund may not be available under your specific variable insurance contract. The prospectus of the separate account for the variable insurance contract shows the classes available to you, and should be read in conjunction with this prospectus.

The Fund currently does not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Fund may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund. This might force the Fund to sell its securities at disadvantageous prices.

The distributor for the Fund is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of the Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agent. No sales charge is imposed on the purchase of the Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Fund does not calculate NAV on the following days:

—	New Year’s Day
—	Martin Luther King Jr. Day
—	Presidents’ Day
—	Good Friday
—	Memorial Day
—	Independence Day
—	Labor Day
—	Thanksgiving Day
—	Christmas Day
—	Other days when the Exchange is closed.

To the extent that the Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUE PRICING

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Fund are valued in order to determine the Fund’s NAV. The Valuation Procedures provide that the Fund’s assets are valued primarily on the basis of market-based quotations. Equity securities are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service. Securities traded on NASDAQ are generally valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid valuation price provided by an independent pricing service.

Securities for which market-based quotations are either unavailable (e.g., independent pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser or a designee, are generally valued at fair value by the Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund’s NAV. Significant

10

INVESTING WITH NATIONWIDE FUNDS (cont.)

events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

By fair valuing a security, the Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The fair value of one or more of the securities in the Fund’s portfolio which is used to determine the Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that the Fund’s NAV is calculated, the Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Pursuant to the Valuation Procedures, a Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the Exchange. The fair values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which the Fund may invest may trade on days when the Fund does not price its shares, the value of the Fund’s investments may change on days when shareholders will not be able to purchase or redeem their shares.

These procedures are intended to help ensure that the prices at which the Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event the Fund values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.

IN-KIND PURCHASES

The Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of the Fund may not be redeemed or the Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)).

Subject to the provisions of the variable insurance contracts, the Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

The Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

—	disrupt portfolio management strategies;
—	increase brokerage and other transaction costs and
—	negatively impact Fund performance for all variable insurance contract owners indirectly investing in the Fund.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive

11

INVESTING WITH NATIONWIDE FUNDS (cont.)

proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Fund.

Monitoring of Trading Activity

It is difficult for the Fund to monitor short-term trading because the insurance company separate accounts that invest in the Fund typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Fund typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the limitations described above, the Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to any Nationwide variable insurance contracts which offer the Fund, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

Restrictions on Transactions

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever the Fund is able to identify short-term trades and/or traders, the Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, the Fund has sole discretion to:

—	restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
—	reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.

DISTRIBUTION AND SERVICES PLANS

Because distribution and service fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Fund to compensate the Distributor for expenses associated with distributing and selling Class II shares of the Fund and providing shareholder services. Under the Distribution Plan, the Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of the Fund’s Class II shares. The Distribution Plan may be terminated at any time as to any share class of the Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Fund are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees. These fees are paid by the Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Fund. Under the Administrative Services Plan, the Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I and Class II shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.

For the current fiscal year, administrative services fees for the Fund, expressed as a percentage of the share class’s average daily net assets, are estimated to be 0.25% for each of Class I and Class II shares of the Fund.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:

—	insurance companies that offer subaccounts in the Fund as underlying investment options in variable annuity contracts or
—	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels

12

INVESTING WITH NATIONWIDE FUNDS (cont.)

or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Fund) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NFG, and not from the Fund’s assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

—	affiliates of NFA;
—	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
—	insurance companies, such as Nationwide, that include shares of the Fund as underlying subaccount options.

Payments may be based on current or past sales of separate accounts investing in shares of the Fund, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

—	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
—	sell shares of the Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Fund’s shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

The fees and expenses in the Fees and Expenses table of the Fund Summary are based on average annual net assets as of the fiscal year ended December 31, 2013, and do not reflect any change in expense ratios resulting from a change in assets under management since December 31, 2013. A decline in the Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund.

13

DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. The Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. The Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.

Tax Status

Shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by the Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59  1/2. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Fund are offered.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Fund.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

14

FINANCIAL HIGHLIGHTS: NVIT DEVELOPING MARKETS FUND

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of the Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

Selected data for each share of capital outstanding throughout the periods indicated

					Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover
Class II Shares
Year Ended December 31, 2013 (b)	$6.30	$0.06	$(0.06)	$–	$(0.06)	$–	$(0.06)	$6.24	0.03%	$83,826,561	1.61%	0.98%	1.66%	79.72%
Year Ended December 31, 2012 (b)	5.40	0.06	0.85	0.91	(0.01)	–	(0.01)	6.30	16.78	103,207,738	1.59	0.97	1.64	79.73
Year Ended December 31, 2011 (b)	6.98	0.05	(1.61)	(1.56)	(0.01)	(0.01)	(0.02)	5.40	(22.40)	103,846,479	1.61	0.76	1.62	118.92
Year Ended December 31, 2010 (b)	6.01	0.02	0.95	0.97	–	–	–	6.98	16.14	211,160,517	1.56	0.27	1.56	147.64
Year Ended December 31, 2009 (b)	3.75	0.03	2.29	2.32	(0.04)	(0.02)	(0.06)	6.01	62.23	229,825,283	1.53	0.58	1.56	124.25

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Per share calculations were performed using average shares method.

15

Information from Nationwide Funds

Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Fund’s investments:

—	Statement of Additional Information (incorporated by reference into this Prospectus)

—	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year)

—	Semiannual Reports

To obtain a document free of charge, to request other information about the Fund, or to make inquiries to the Fund, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):

—	on the SEC’s EDGAR database via the Internet at www.sec.gov

—	by electronic request to publicinfo@sec.gov

—	in person at the SEC’s Public Reference Room in Washington, D.C. (Call 202-551-8090 for their hours of operation.)

—	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.

Nationwide Funds Group

1000 Continental Drive, Suite 400

King of Prussia, PA 19406

The Trust’s Investment Company Act File No.: 811-03213

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

NPR-DMKT (4/14)	© 2014 Nationwide Funds Group. All rights reserved.

Nationwide Variable Insurance Trust

Prospectus  April 30, 2014

Fund and Class
NVIT Multi-Manager International Growth Fund Class I
NVIT Multi-Manager International Growth Fund Class II
NVIT Multi-Manager International Growth Fund Class Y
NVIT Multi-Manager International Value Fund Class I
NVIT Multi-Manager International Value Fund Class II
NVIT Multi-Manager International Value Fund Class IV
NVIT Multi-Manager International Value Fund Class Y
NVIT Multi-Manager Large Cap Growth Fund Class I
NVIT Multi-Manager Large Cap Growth Fund Class II
NVIT Multi-Manager Large Cap Growth Fund Class Y
NVIT Multi-Manager Large Cap Value Fund Class I
NVIT Multi-Manager Large Cap Value Fund Class II
NVIT Multi-Manager Large Cap Value Fund Class Y
NVIT Multi-Manager Mid Cap Growth Fund Class I
NVIT Multi-Manager Mid Cap Growth Fund Class II

Fund and Class
NVIT Multi-Manager Mid Cap Growth Fund Class Y
NVIT Multi-Manager Mid Cap Value Fund Class I
NVIT Multi-Manager Mid Cap Value Fund Class II
NVIT Multi-Manager Mid Cap Value Fund Class Y
NVIT Multi-Manager Small Cap Growth Fund Class I
NVIT Multi-Manager Small Cap Growth Fund Class II
NVIT Multi-Manager Small Cap Growth Fund Class Y
NVIT Multi-Manager Small Cap Value Fund Class I
NVIT Multi-Manager Small Cap Value Fund Class II
NVIT Multi-Manager Small Cap Value Fund Class IV
NVIT Multi-Manager Small Cap Value Fund Class Y
NVIT Multi-Manager Small Company Fund Class I
NVIT Multi-Manager Small Company Fund Class II
NVIT Multi-Manager Small Company Fund Class IV
NVIT Multi-Manager Small Company Fund Class Y

The Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

nationwide.com/mutualfundsnvit

THIS PAGE INTENTIONALLY LEFT BLANK.

2	Fund Summaries
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

33	How the Funds Invest
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

51	Risks of Investing in the Funds

55	Fund Management

61	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Monitoring of Trading Activity
Restrictions on Transactions
Distribution and Services Plans
Revenue Sharing
Additional Information about Fees and Expenses

65	Distributions and Taxes

66	Financial Highlights

1

FUND SUMMARY: NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND

Objective

The Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.22%	0.22%	0.07%
Total Annual Fund Operating Expenses	1.07%	1.32%	0.92%

2

FUND SUMMARY: NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$109	$340	$590	$1,306
Class II shares	134	418	723	1,590
Class Y shares	94	293	509	1,131

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57.20% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, countries located around the world other than the United States. Some of these countries may be considered to be emerging market countries, which are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund may invest in equity securities of companies of any market capitalization, including smaller companies. The Fund also may invest in currency futures and forward foreign currency exchange contracts (collectively, “currency contracts”), which are derivatives, in order to hedge against international currency exposure. The Fund employs a growth style of investing, which means that it seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of two portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (“the Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in international growth securities in a different manner from each other. For example, as of the date of this Prospectus, one subadviser seeks to identify quality growth companies and is supported by quantitative analysis, portfolio construction, and risk management techniques, while the other subadviser focuses on smaller companies in foreign developed and emerging market countries. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

Derivatives risk – the Fund’s investments in currency contracts may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market

3

FUND SUMMARY: NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND (cont.)

becomes illiquid. Currency contracts may reduce the risk of loss from a change in the value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying stock.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares

(Years Ended December 31,)

Highest Quarter:     18.80% – 2nd qtr. of 2009

Lowest Quarter:     -19.30% – 3rd qtr. of 2011

The average total returns shown in the bar chart changed from Class III shares to Class I shares. Class III shares converted to Class I shares and are no longer offered by the Fund.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	Since Inception (March 25, 2008)
Class I shares	21.36%	14.73	4.34%
Class II shares	21.27%	14.49	4.10%
Class Y shares	21.48%	14.84	4.40%
MSCI All Country World ex U.S. Growth Index (reflects no deduction for fees or expenses)	15.34%	13.85	1.89%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

Invesco Advisers, Inc. (“Invesco”)

American Century Investment Management, Inc. (“American Century”)

4

FUND SUMMARY: NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND (cont.)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Invesco
Clas Olsson	Lead Portfolio Manager and Chief Investment Officer	Since 2008
Shuxin Cao, CFA	Portfolio Manager	Since 2008
Matthew Dennis, CFA	Portfolio Manager	Since 2008
Jason Holzer, CFA	Portfolio Manager	Since 2008
Mark Jason	Portfolio Manager	Since 2011
Brent Bates	Portfolio Manager	Since 2013
Richard Nield	Portfolio Manager	Since 2013
American Century
Mark S. Kopinski	Chief Investment Officer Global and Non-U.S. Equity, Senior Vice President and Senior Portfolio Manager	Since 2008
Brian Brady	Vice President and Senior Portfolio Manager	Since 2008

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

5

FUND SUMMARY: NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class IV Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%	0.73%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.21%	0.21%	0.21%	0.06%
Total Annual Fund Operating Expenses	0.94%	1.19%	0.94%	0.79%

6

FUND SUMMARY: NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$96	$300	$520	$1,155
Class II shares	121	378	654	1,443
Class IV shares	96	300	520	1,155
Class Y shares	81	252	439	978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35.44% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located, headquartered, or whose securities regularly trade on markets outside the United States. Some of these countries may be considered to be emerging market countries, which are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund may invest in the securities of companies of any market capitalization, including smaller companies, and typically invests in those located or traded in at least six different countries, foreign markets or regions other than the United States. Nonetheless, the Fund may invest up to 35% of its net assets in the securities of issuers located or traded in any one of Australia, Canada, France, Japan, Germany or the United Kingdom. The Fund employs a “value” style of investing, which means investing in equity securities that the subadviser believes are trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary.

The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of two portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of

Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in international securities in a different manner from each other. For example, as of the date of this Prospectus, one subadviser uses a market capitalization-weighted approach to invest in securities of companies that the subadviser believes to be value companies primarily because they have high book values (i.e., values based on their respective assets minus their liabilities, as reflected on their balance sheets) in relation to the prices at which their shares trade in the market. The other subadviser uses a bottom-up, research driven selection process that seeks to add value to the Fund by capitalizing on what the subadviser believes are incorrect market valuations arising across the world’s equity markets. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets may be smaller than more developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

7

FUND SUMMARY: NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND (cont.)

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Country risk – if the Fund emphasizes one or more countries, it may be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such countries than funds that do not emphasize particular countries.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class IV Shares

(Years Ended December 31,)

Highest Quarter:     25.57% – 2nd qtr. of 2009

Lowest Quarter:     -23.18% – 4th qtr. of 2008

The inception date for Class Y shares is March 27, 2008. Therefore, pre-inception historical performance for Class Y shares is based on the previous performance of Class IV shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class IV shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	10 Years
Class I shares	21.41%	10.46%	4.16%
Class II shares	21.05%	10.19%	3.90%
Class IV shares	21.45%	10.47%	4.13%
Class Y shares	21.53%	10.63%	4.22%
MSCI EAFE Value Index (reflects no deduction for fees or expenses)	22.95%	11.99%	6.77%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

Dimensional Fund Advisors LP (“Dimensional”)

JPMorgan Investment Management Inc. (“JPMorgan”)

8

FUND SUMMARY: NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND (cont.)

Portfolio Managers

Portfolio Managers	Title	Length of Service with Fund
Dimensional
Karen Umland, CFA	Senior Portfolio Manager and Vice President	Since 2012
Joseph H. Chi, CFA	Senior Portfolio Manager and Vice President	Since 2012
Jed S. Fogdall	Senior Portfolio Manager and Vice President	Since 2012
Henry F. Gray	Head of Global Equity Trading and Vice President	Since 2012
JPMorgan
Gerd Woort-Menker	Managing Director and Lead Portfolio Manager	Since 2008
Jeroen Huysinga	Managing Director and Portfolio Manager	Since 2008
Georgina Perceval Maxwell	Managing Director and Portfolio Manager	Since 2008

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

9

FUND SUMMARY: NVIT MULTI-MANAGER LARGE CAP GROWTH FUND

Objective

The Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%	0.64%	0.64%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.20%	0.20%	0.05%
Total Annual Fund Operating Expenses	0.84%	1.09%	0.69%

10

FUND SUMMARY: NVIT MULTI-MANAGER LARGE CAP GROWTH FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$ 86	$268	$466	$1,037
Class II shares	111	347	601	1,329
Class Y shares	70	221	384	859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52.44% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies. The Fund employs a “growth” style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may invest in stocks of large-cap companies that are located outside the United States, and may engage in active and frequent trading of portfolio securities. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of three portions managed by different subadvisers. NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in large-cap stocks in a different manner from each other. For example, as of the date of this Prospectus, one subadviser takes a bottom-up approach based on fundamental analyses and quantitative models that systematically evaluate issuers, the second subadviser takes a bottom-up investment approach that is based on factors specific to individual companies, and not general economic conditions, and the third subadviser uses an intrinsic valuation approach seeking companies with growth not fully reflected in the price of their stock. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart

11

FUND SUMMARY: NVIT MULTI-MANAGER LARGE CAP GROWTH FUND (cont.)

and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class Y Shares

(Years Ended December 31,)

Highest Quarter:     16.92% – 1st qtr. of 2012

Lowest Quarter:     -15.03% – 3rd qtr. of 2011

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	Since Inception (March 25, 2008)
Class I shares	34.74%	17.94	7.80%
Class II shares	34.41%	17.65	7.56%
Class Y shares	34.95%	18.15	7.97%
Russell 1000® Growth Index (reflects no deduction for fees or expenses)	33.48%	20.39	9.70%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

Massachusetts Financial Services Company (“MFS”)

Pyramis Global Advisors, LLC (“Pyramis”)

Winslow Capital Management, LLC (“Winslow Capital”)

Portfolio Managers

Portfolio Managers	Title	Length of Service with Fund
MFS
Matthew W. Krummell	Investment Officer and Portfolio Manager	Since 2012
Pyramis
Christopher Galizio, CFA	Portfolio Manager	Since 2012
Stephen Balter, CFA	Portfolio Manager	Since 2012
Winslow Capital
Justin H. Kelly, CFA	Chief Investment Officer	Since 2010
Clark J. Winslow	Chief Executive Officer	Since 2010
Patrick M. Burton	Managing Director	Since 2013

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

12

FUND SUMMARY: NVIT MULTI-MANAGER LARGE CAP VALUE FUND

Objective

The Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.63%	0.63%	0.63%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.20%	0.20%	0.05%
Total Annual Fund Operating Expenses	0.83%	1.08%	0.68%

13

FUND SUMMARY: NVIT MULTI-MANAGER LARGE CAP VALUE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$ 85	$265	$460	$1,025
Class II shares	110	343	595	1,317
Class Y shares	69	218	379	847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62.79% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies. The Fund employs a “value” style of investing, which means investing in equity securities that the Fund’s subadvisers believe to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a subadviser believes to be temporary. The Fund may invest in stocks of large-cap companies that are located outside the United States. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may engage in active and frequent trading of securities.

The Fund consists of three portions managed by different subadvisers. NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the ”Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in large-cap stocks in a different manner from each other. For example, as of the date of this Prospectus, one subadviser takes a bottom-up approach based on fundamental analyses and quantitative models that systematically evaluate issuers, another subadviser uses a contrarian approach to invest in companies whose current fundamentals and stock prices are depressed relative to their long-term expectations and the third subadviser uses a bottom-up approach to stock selection based on fundamental research and historic valuations. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Contrarian investing risk – by investing in a manner that differs from the current market consensus or trend, the Fund could lose value if the market consensus or trend is actually correct or underperform if the market consensus takes longer than the Fund’s subadviser anticipates.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

14

FUND SUMMARY: NVIT MULTI-MANAGER LARGE CAP VALUE FUND (cont.)

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class Y Shares

(Years Ended December 31,)

Highest Quarter:     17.71% – 2nd qtr. of 2009

Lowest Quarter:    -19.71% – 3rd qtr. of 2011

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	Since Inception (March 25, 2008)
Class I shares	35.44%	16.73	6.62%
Class II shares	35.03%	16.46	6.36%
Class Y shares	35.54%	16.92	6.78%
Russell 1000® Value Index (reflects no deduction for fees or expenses)	32.53%	16.67	6.82%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

Massachusetts Financial Services Company (“MFS”)

Wellington Management Company, LLP (“Wellington Management”)

The Boston Company Asset Management, LLC (“The Boston Company”)

Portfolio Managers

Portfolio Managers	Title	Length of Service with Fund
MFS
Jonathan W. Sage	Investment Officer and Portfolio Manager	Since 2012
Wellington Management
David W. Palmer, CFA	Senior Vice President and Equity Portfolio Manager	Since 2008
The Boston Company
Brian Ferguson	Senior Managing Director and Senior Portfolio Manager	Since 2010
John Bailer, CFA	Managing Director and Associate Portfolio Manager	Since 2010

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

15

FUND SUMMARY: NVIT MULTI-MANAGER MID CAP GROWTH FUND

Objective

The Fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.13%	0.13%	0.06%
Total Annual Fund Operating Expenses	0.88%	1.13%	0.81%

16

FUND SUMMARY: NVIT MULTI-MANAGER MID CAP GROWTH FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$90	$281	$488	$1,084
Class II shares	115	359	622	1,375
Class Y shares	83	259	450	1,002

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66.14% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid-cap companies. The Fund employs a “growth” style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may invest in stocks of mid-cap companies that are located outside the United States. It may invest in any economic sector and, at times, emphasize one or more particular sectors. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of two portions managed by different subadvisers. NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in stocks of mid-cap companies in a different manner from each other. For example, as of the date of this Prospectus, one subadviser uses fundamental research and quantitative analysis to seek to identify fast-growing companies with above average sales and competitive returns on equity relative to their peers, and the other subadviser seeks to identify companies that have the prospects for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of the company’s shareholders. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Mid-cap risk – medium-sized companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve greater risk.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Sector risk – if the Fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

17

FUND SUMMARY: NVIT MULTI-MANAGER MID CAP GROWTH FUND (cont.)

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares

(Years Ended December 31,)

Highest Quarter:     16.58% – 1st qtr. of 2012

Lowest Quarter:     -18.77% – 3rd qtr. of 2011

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	Since Inception (March 25, 2008)
Class I shares	38.94%	19.77	8.80%
Class II shares	38.60%	19.46	8.52%
Class Y shares	38.95%	19.84	8.88%
Russell Midcap® Growth Index (reflects no deduction for fees or expenses)	35.74%	23.37	10.35%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

Neuberger Berman Management LLC (“Neuberger Berman”)

Wells Capital Management, Inc. (“WellsCap”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Neuberger Berman
Kenneth J. Turek, CFA	Vice President and Portfolio Manager	Since 2008
WellsCap
Thomas J. Pence, CFA	Portfolio Manager	Since 2011
Michael T. Smith, CFA	Portfolio Manager and Research Analyst	Since 2011
Christopher J. Warner, CFA	Portfolio Manager	Since 2012

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

18

FUND SUMMARY: NVIT MULTI-MANAGER MID CAP VALUE FUND

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.21%	0.07%	0.06%
Total Annual Fund Operating Expenses	0.96%	1.07%	0.81%

19

FUND SUMMARY: NVIT MULTI-MANAGER MID CAP VALUE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$98	$306	$531	$1,178
Class II shares	109	340	590	1,306
Class Y shares	83	259	450	1,002

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113.76% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid-cap companies. The Fund employs a “value” style of investing, which means investing in equity securities that the Fund’s subadvisers believe to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a subadviser believes to be temporary. The Fund may invest in stocks of mid-cap companies that are located outside the United States. It may invest in any economic sector and, at times, emphasize one or more particular sectors. It also may engage in active and frequent trading of portfolio securities. The Fund generally considers selling a security when it no longer meets a subadviser’s criteria for inclusion in the portfolio, reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of three portions managed by different subadvisers. NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in stocks of mid-cap companies in a different manner from each other. For example, as of the date of this Prospectus, one subadviser attempts to purchase stocks of companies that are temporarily out of favor and hold each stock until it has returned to favor in the market, another subadviser uses a combination of quantitative and qualitative methods to assess a company’s valuation and attractiveness, and the third subadviser uses two screening models that attempt to identify those stocks with the greatest profit potential and attempts to preclude investments in financially unsound companies. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Mid-cap risk – medium-sized companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Sector risk – if the Fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

20

FUND SUMMARY: NVIT MULTI-MANAGER MID CAP VALUE FUND (cont.)

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:     17.91% – 3rd qtr. of 2009

Lowest Quarter:     -17.69% – 3rd qtr. of 2011

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	Since Inception (March 25, 2008)
Class I shares	35.85%	19.41	10.07%
Class II shares	35.68%	19.20	9.86%
Class Y shares	35.97%	19.51	10.14%
Russell Midcap® Value Index (reflects no deduction for fees or expenses)	33.46%	21.16	10.02%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

American Century Investment Management, Inc. (“American Century”)

Thompson, Siegel & Walmsley LLC (“TS&W”)

WEDGE Capital Management, L.L.P. (“WEDGE”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
American Century
Phillip N. Davidson, CFA	Senior Vice President, Chief Investment Officer—Value Equity and Senior Portfolio Manager	Since 2008
Kevin Toney, CFA	Vice President and Senior Portfolio Manager	Since 2008
Michael Liss, CFA	Vice President and Senior Portfolio Manager	Since 2008
Brian Woglom, CFA	Vice President and Portfolio Manager	Since 2012
TS&W
Brett P. Hawkins, CFA	Portfolio Manager and Analyst	Since 2008
WEDGE
Paul VeZolles, CFA	General Partner	Since 2013
John Norman	General Partner	Since 2013
John Carr	Executive Vice President	Since 2013

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

21

FUND SUMMARY: NVIT MULTI-MANAGER SMALL CAP GROWTH FUND

Objective

The Fund seeks capital growth.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.27%	0.27%	0.12%
Total Annual Fund Operating Expenses	1.22%	1.47%	1.07%
Fee Waiver/Expense Reimbursement[1]	(0.11)%	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.11%	1.36%	0.96%

1	Nationwide Variable Insurance Trust and Nationwide Fund Advisers (“NFA”) have entered into a written contract waiving 0.11% of the management fee to which NFA would be entitled until April 30, 2015.

22

FUND SUMMARY: NVIT MULTI-MANAGER SMALL CAP GROWTH FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$113	$376	$660	$1,468
Class II shares	138	454	792	1,748
Class Y shares	98	329	579	1,296

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119.53% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by small-cap companies. Some of these companies may be considered to be “unseasoned,” which are companies that have been in operation for less than three years, including the operations of any predecessors. The Fund employs a “growth” style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may invest without limit in initial public offerings (“IPOs”) of small-cap companies to capitalize on the opportunity for growth. The Fund may invest in stocks of small-cap companies that are located outside the United States, and may engage in active and frequent trading of portfolio securities. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of two portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in small-cap stocks in a different manner from each other. For example, as of the date of this Prospectus, one subadviser looks for companies that it believes have high growth potential based on fundamental analysis, while the other subadviser employs a fundamental research designed to systematically capture business improvements and identify attractive relative valuations. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Small-cap risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve more risk.

Investing in unseasoned companies – in addition to the other risks of smaller companies, these securities may have a very limited trading market, making it harder for the Fund to sell them at an acceptable price. The price of these securities may be very volatile, especially in the short term.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Initial public offering risk – availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Sector risk – if a Fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

23

FUND SUMMARY: NVIT MULTI-MANAGER SMALL CAP GROWTH FUND (cont.)

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares

(Years Ended December 31,)

Highest Quarter:     17.21% – 4th qtr. of 2004

Lowest Quarter:     -24.90% – 4th qtr. of 2008

The inception date for Class Y shares is March 27, 2008. Pre-inception historical performance for Class Y shares is based on the previous performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	10 Years
Class I shares	44.29%	21.06%	6.82%
Class II shares	43.95%	20.76%	6.56%
Class Y shares	44.56%	21.25%	6.92%
Russell 2000® Growth Index (reflects no deduction for fees or expenses)	43.30%	22.58%	9.41%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

OppenheimerFunds, Inc. (“Oppenheimer”)

Wellington Management Company, LLP (“Wellington Management”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Oppenheimer
Ronald J. Zibelli, Jr., CFA	Vice President	Since 2008
Ash Shah, CFA, CPA	Vice President	Since 2014
Wellington Management
Mammen Chally, CFA	Vice President/Equity Portfolio Manager	Since 2013

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

24

FUND SUMMARY: NVIT MULTI-MANAGER SMALL CAP VALUE FUND

Objective

The Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class IV Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.87%	0.87%	0.87%	0.87%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.22%	0.22%	0.22%	0.07%
Acquired Fund Fees and Expenses	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses	1.16%	1.41%	1.16%	1.01%

25

FUND SUMMARY: NVIT MULTI-MANAGER SMALL CAP VALUE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$118	$368	$638	$1,409
Class II shares	144	446	771	1,691
Class IV shares	118	368	638	1,409
Class Y shares	103	322	558	1,236

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52.17% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (primarily common stocks) issued by small-cap companies. The Fund uses a value style of investing, which means that it invests in small-cap companies that the Fund’s subadvisers believe have good earnings growth potential, but which the market has undervalued. The Fund also invests in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which a subadviser believes have favorable prospects for recovery). The Fund may invest in real estate securities, including real estate investment trusts (“REITs”), and may invest up to 20% of the value of its total assets in equity securities of foreign companies. The Fund also may invest in initial public offerings (“IPOs”) of small companies to capitalize on the opportunity for growth. The Fund generally considers selling a security when its market capitalization exceeds the small-cap range, it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of two portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in small-cap securities in a different manner from each other. For example, as of the date of this Prospectus, one subadviser selects companies for long-term investment, while the other subadviser uses quantitative and fundamental analysis to seek to enhance returns and reduce its portion’s volatility. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Small-cap risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve more risk.

Special situation companies risk – these are companies that may be involved in acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company’s market value. If the anticipated benefits of the developments do not ultimately materialize, the value of the special situation company may decline.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Initial public offering risk – availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Real estate securities risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the

26

FUND SUMMARY: NVIT MULTI-MANAGER SMALL CAP VALUE FUND (cont.)

value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties and the relative lack of liquidity associated with investments in real estate.

REITs – REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. REITs that invest in real estate mortgages are also subject to risk of default or prepayment risk.

Liquidity Risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares

(Years Ended December 31,)

Highest Quarter:     21.61% – 3rd qtr. of 2009

Lowest Quarter:     -24.93% – 4th qtr. of 2008

The inception date for Class Y shares is March 27, 2008. Pre-inception historical performance for Class Y shares is based on the previous performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	10 Years
Class I shares	40.40%	20.73%	8.68%
Class II shares	40.02%	20.45%	8.41%
Class IV shares	40.40%	20.77%	8.68%
Class Y shares	40.53%	20.95%	8.77%
Russell 2000® Value Index (reflects no deduction for fees or expenses)	34.52%	17.64%	8.61%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

Epoch Investment Partners, Inc. (“Epoch”)

JPMorgan Investment Management Inc. (“JPMorgan”)

27

FUND SUMMARY: NVIT MULTI-MANAGER SMALL CAP VALUE FUND (cont.)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Epoch
Janet K. Navon	Managing Director, Portfolio Manager and Senior Research Analyst	Since 2011
David N. Pearl	Executive Vice President, Co-Chief Investment Officer and Portfolio Manager	Since 2011
Michael A. Welhoelter, CFA	Managing Director, Portfolio Manager and Head of Quantitative Research Risk Management	Since 2011
JPMorgan
Dennis S. Ruhl, CFA	Managing Director and Lead Portfolio Manager	Since 2003
Phillip Hart, CFA	Executive Director and Co-Portfolio Manager	Since 2012

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

28

FUND SUMMARY: NVIT MULTI-MANAGER SMALL COMPANY FUND

Objective

The Fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares	Class IV Shares	Class Y Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.91%	0.91%	0.91%	0.91%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.22%	0.22%	0.22%	0.07%
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	1.26%	1.51%	1.26%	1.11%
Fee Waiver/Expense Reimbursement[1]	(0.05)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.21%	1.46%	1.21%	1.06%

1	Nationwide Variable Insurance Trust and Nationwide Fund Advisers (“NFA”) have entered into a written contract waiving 0.0465% of the management fee to which NFA would be entitled until April 30, 2015.

29

FUND SUMMARY: NVIT MULTI-MANAGER SMALL COMPANY FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$123	$395	$687	$1,518
Class II shares	149	472	819	1,797
Class IV shares	123	395	687	1,518
Class Y shares	108	348	607	1,347

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57.65% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Some of these companies may be considered to be “unseasoned,” which are companies that have been in operation for less than three years, including the operations of any predecessors. The Fund may invest up to 25% of its total assets in securities of foreign companies, including those in emerging market countries. Emerging market countries are developing and low or middle income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund may invest without limit in initial public offerings (“IPOs”) of small-cap companies to capitalize on the opportunity for growth. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The Fund generally considers selling a security when it no longer satisfies investment criteria, no longer offers significant growth potential, reaches a target price, changes valuation, deteriorates in business quality, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of four portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in small-cap stocks in a different manner from each other. For example, one subadviser favors a “value” style of investing, which means buying equity securities that the subadviser believes to be trading at prices that do not reflect a company’s value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the subadviser believes to be temporary. Another subadviser looks for companies it believes have high growth potential based on fundamental analysis. A third subadviser looks for undervalued small-cap companies that the subadviser believes have strong current product lines and balance sheets. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Small-cap risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve more risk.

Investing in unseasoned companies – in addition to the other risks of smaller companies, these securities may have a very limited trading market, making it harder for the Fund to sell them at an acceptable price. The price of these securities may be very volatile, especially in the short term.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets may be smaller than more developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

30

FUND SUMMARY: NVIT MULTI-MANAGER SMALL COMPANY FUND (cont.)

Initial public offering risk – availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Growth style risk – growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Sector risk – if a Fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class I Shares

(Years Ended December 31,)

Highest Quarter:     22.81% – 2nd qtr. of 2009

Lowest Quarter:     -24.18% – 4th qtr. of 2008

The inception date for Class Y shares is March 27, 2008. Pre-inception historical performance for Class Y shares is based on the previous performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	10 Years
Class I shares	40.91%	21.01%	9.39%
Class II shares	40.55%	20.71%	9.12%
Class IV shares	40.95%	21.00%	9.39%
Class Y shares	41.19%	21.18%	9.48%
Russell 2000® Index (reflects no deduction for fees or expenses)	38.82%	20.08%	9.07%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

Putnam Investment Management, LLC (“Putnam”)

Morgan Stanley Investment Management Inc. (“MSIM”) Neuberger Berman Management LLC (“Neuberger Berman”)

OppenheimerFunds, Inc. (“Oppenheimer”)

31

FUND SUMMARY: NVIT MULTI-MANAGER SMALL COMPANY FUND (cont.)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Putnam
Eric N. Harthun	Portfolio Manager	Since 2008
MSIM
Dennis Lynch	Managing Director	Since 2009
David Cohen	Managing Director	Since 2009
Sam Chainani	Managing Director	Since 2009
Alexander Norton	Executive Director	Since 2009
Jason Yeung	Managing Director	Since 2009
Armistead Nash	Executive Director	Since 2009
Neuberger Berman
Judith M. Vale	Vice President	Since 1995
Robert D’Alelio	Vice President	Since 1996
Oppenheimer
Ronald J. Zibelli, Jr., CFA	Vice President	Since 2011
Ash Shah, CFA, CPA	Vice President	Since 2014

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker- dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

32

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND

Objective

The NVIT Multi-Manager International Growth Fund seeks long-term capital growth. This objective can be changed by Nationwide Variable Insurance Trust’s Board of Trustees (“Trust” and “Board of Trustees,” respectively) without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. The Fund employs a growth style of investing, meaning that the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies.

The Fund may invest in equity securities of companies of any market capitalization, including small- and mid-cap companies. The Fund also may invest in currency futures and forward foreign currency exchange contracts, which are derivatives, in order to hedge against international currency exposure. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of two portions managed by different subadvisers. NFA has selected Invesco Advisers, Inc. and American Century Investment Management, Inc. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in international growth securities in a different manner from each other. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The two portions are each managed as follows:

INVESCO ADVISERS, INC. (“INVESCO”) – employs a disciplined investment strategy that emphasizes fundamental research to seek to identify quality growth companies and is supported by quantitative analysis, portfolio construction and risk management techniques. Investments for the Fund are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends. Invesco’s strategy primarily focuses on identifying issuers that it believes have sustainable above-average earnings growth, efficient capital allocation, and attractive prices. Invesco may consider selling a security for several reasons, including when (1) its price changes such that it believes it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (“AMERICAN CENTURY”) – American Century focuses on companies in foreign developed and emerging market countries that are small- to mid-cap at the time of purchase. Under normal market conditions, the portion subadvised by American Century will seek to invest in the securities of companies whose earnings or revenues are not only growing, but growing at an accelerating pace. The portfolio managers look for stocks of companies they believe will increase in value over time. In implementing this strategy, they make investment decisions primarily on their analysis of individual companies, rather than on broad economic forecasts. Portfolio management is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The portfolio managers use a variety of analytical research tools and techniques to identify the stocks of companies that meet their investment criteria. These technologies help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to DERIVATIVES RISK, EMERGING MARKETS RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, MULTI-MANAGER RISK, SMALLER COMPANY RISK and STOCK MARKET RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 51.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

33

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND (cont.)

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Emerging market countries – developing and low or middle income countries that are included in the MSCI Emerging Markets Index. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Growth style – investing in equity securities of companies that a Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

Market capitalization – a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000 Index, the largest of which was $5.3 billion as of December 31, 2013.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap Index, ranging from $1.2 billion to $29.3 billion as of December 31, 2013.

Derivative – a contract or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. The values of currency futures and forward foreign currency exchange contracts are based on changes in the values of international currencies.

Quantitative analysis – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

34

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND

Objective

The NVIT Multi-Manager International Value Fund seeks long-term capital appreciation. This objective can be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies located, headquartered, or whose securities regularly trade on markets outside the United States, including those in emerging market countries. These companies may also include those organized in the United States, but whose principal activities and interests are outside the United States. The Fund may invest in the securities of companies of any market capitalization, including small- and mid-cap companies, and typically invests in those located or traded in at least six different countries, foreign markets or regions other than the United States. Nonetheless, the Fund may invest up to 35% of its net assets in the securities of issuers located or traded in any one of Australia, Canada, France, Japan, Germany or the United Kingdom. Each of the Fund’s subadvisers uses a value style of investing, which involves buying securities whose market prices appear to be undervalued relative to their earnings, book value, cash flow and other measures of value. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of two portions managed by different subadvisers. NFA has selected Dimensional Fund Advisors LP and JPMorgan Investment Management Inc. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in international securities in a different manner from each other. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The two portions are each managed as follows:

DIMENSIONAL FUND ADVISORS LP (“DIMENSIONAL”) – using a market capitalization-weighted approach, Dimensional purchases securities of large non-U.S. companies in countries with developed markets that it determines to be value stocks. A company’s market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization a large company has within an eligible country, the greater its target representation in the portion of the Fund subadvised by Dimensional. Dimensional may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, expected profitability and other factors that Dimensional determines appropriate, given market conditions. Securities are considered to be value stocks primarily because a company’s shares have a high book value in relation to their market value. This evaluation of book-to-price generally excludes companies having negative or zero book values. In assessing value, Dimensional may consider additional factors such as price to cash flow or price to earnings ratios as well as economic conditions and developments in the issuer’s industry. The criteria Dimensional uses for assessing value are subject to change from time to time. In assessing expected profitability, Dimensional may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. Dimensional believes that equity investing should involve a long-term view and a systematic focus on sources of expected returns, not on stock picking or market timing. In constructing an investment portfolio, Dimensional identifies a broadly diversified universe of eligible securities with precisely-defined risk and return characteristics. It then places priority on efficiently managing portfolio turnover and keeping trading costs low.

JPMORGAN INVESTMENT MANAGEMENT INC. (“JPMORGAN”) – seeks to add value to the Fund by capitalizing on incorrect market valuations arising across the world’s equity markets. JPMorgan invests in securities it believes to be undervalued, based on a bottom-up, research driven selection process. This process is premised on the philosophy that:

—	fundamental research can determine a stock’s “fair value”;
—	market prices should reach these fair values over time;
—	fundamental research can identify undervalued securities by determining a company’s internal rate of return and by comparing it with that of its sector peers and
—	investment decisions based on these comparisons may generate superior long-term returns.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to COUNTRY RISK, EMERGING MARKETS RISK, FOREIGN SECURITIES RISK, MULTI- MANAGER RISK, SMALLER COMPANY RISK, STOCK MARKET RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 51.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

35

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND (cont.)

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Emerging market countries – developing and low or middle income countries that are included in the MSCI Emerging Markets Index. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000 Index, the largest of which was $5.3 billion as of December 31, 2013.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap Index, ranging from $1.2 billion to $29.3 billion as of December 31, 2013.

Value style – investing in equity securities that may be trading at prices that do not reflect a company’s intrinsic value, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that may be temporary.

Book value – a way of determining a company’s value, based on its assets minus its liabilities, as reflected on its balance sheet.

36

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER LARGE CAP GROWTH FUND

Objective

The NVIT Multi-Manager Large Cap Growth Fund seeks long-term capital growth. This objective can be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of large-cap companies that are located outside the United States. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of three portions managed by different subadvisers. NFA has selected Massachusetts Financial Services Company, Pyramis Global Advisors, LLC and Winslow Capital Management, LLC as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in large-cap securities in a different manner from each other. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The three portions are each managed as follows:

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”) – focuses on investing Fund assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (i.e., growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. MFS uses a bottom-up approach to buying and selling investments for the Fund. Investments are selected based on fundamental and quantitative analysis. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position and management ability. MFS also uses quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors.

PYRAMIS GLOBAL ADVISORS, LLC (“PYRAMIS”) – employs an intrinsic valuation approach based on its estimates of companies’ future cash generation. Within this process, Pyramis uses financial metrics such as return of invested capital, return on equity, cost of capital, and other profitability metrics that help identify those companies within their respective sectors that Pyramis feels exhibits substantial and sustainable growth at compelling valuations. The ultimate objective for Pyramis is to identify those companies with free cash flow growth not fully reflected in the price of the stock.

WINSLOW CAPITAL MANAGEMENT, LLC (“WINSLOW CAPITAL”) – uses a bottom-up investment approach to select stocks of companies it believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of those of the average stock mutual fund) over the long term. This means it bases investment decisions on factors that are specific to individual companies, rather than on general economic conditions. When purchasing stocks for the Fund, Winslow Capital looks for companies typically having some or all of the following attributes:

—	participation in markets with growth opportunities;
—	favorable market share;
—	identifiable and sustainable competitive advantages;
—	a management team that Winslow Capital believes can perpetuate the firm’s competitive advantages, and
—	attractive, and preferably rising, returns on invested capital.

Winslow Capital employs a sell discipline pursuant to which it may sell some or all of its position in a stock when the stock becomes fully valued, the issuer’s fundamental business prospects are deteriorating, or the position exceeds limits set by Winslow Capital.

The Fund may engage in active and frequent trading of portfolio securities.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to FOREIGN SECURITIES RISK, GROWTH STYLE RISK, MULTI-MANAGER RISK, PORTFOLIO TURNOVER RISK and STOCK MARKET RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 51.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

37

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER LARGE CAP GROWTH FUND (cont.)

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Large-cap companies – companies with market capitalizations similar to those of companies included in the Russell 1000 Growth Index, ranging from $1.2 billion to $501 billion as of December 31, 2013.

Growth style – investing in equity securities of companies that a Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

38

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER LARGE CAP VALUE FUND

Objective

The NVIT Multi-Manager Large Cap Value Fund seeks long-term capital growth. This objective can be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by large-cap companies, utilizing a value style of investing. In other words, the Fund seeks companies whose stock price may not reflect the company’s intrinsic value. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of large-cap companies that are located outside the United States. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may engage in active and frequent trading of securities.

The Fund consists of three portions managed by different subadvisers. NFA has selected Massachusetts Financial Services Company, Wellington Management Company, LLP and The Boston Company Asset Management, LLC as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in large-cap securities in a different manner from each other. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The three portions are each managed as follows:

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”) – focuses on investing Fund assets in the stocks of companies that it believes are undervalued compared to their perceived worth (i.e., value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. MFS uses a bottom-up approach to buying and selling investments for the Fund. Investments are selected based on fundamental and quantitative analysis. MFS uses fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position and management ability. MFS also uses quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors.

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON MANAGEMENT”) – seeks to outperform the Fund’s benchmark index over time. Wellington Management uses a contrarian approach, investing in companies whose current fundamentals and stock prices are depressed relative to Wellington Management’s longer-term expectations for the companies. Investment decisions are based on bottom-up, fundamental research and seek to take advantage of short- and intermediate-term price dislocations by purchasing companies that Wellington Management believes have attractive long-term growth prospects at significant discounts to long-term fair value.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (“THE BOSTON COMPANY”) – The Boston Company’s investment philosophy is value oriented, research driven and risk controlled, based on the belief that the best investment opportunities are discovered with in-depth, bottom-up stock research (i.e. based on factors that are specific to individual companies). The Boston Company invests in a manner that is often referred to as relative value. This means that it seeks stocks that are attractively valued relative to the overall market, the industry sector in which the issuer participates, or even its own stock history. The Boston Company believes that attractive valuation, fundamental research and business improvement are leading indicators that normally point toward successful investments over time and that a bottom-up process focused on individual stock selection is both repeatable and applicable to most market environments.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to CONTRARIAN INVESTING RISK, FOREIGN SECURITIES RISK, MULTI-MANAGER RISK, PORTFOLIO TURNOVER RISK, STOCK MARKET RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 51.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

39

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER LARGE CAP VALUE FUND (cont.)

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Large-cap companies – companies with market capitalizations similar to those of companies included in the Russell 1000® Value Index, ranging from $1.1 billion to $501 billion as of December 31, 2013.

Value style – investing in equity securities that a Fund’s subadviser believes are undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

Contrarian – an investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t. A contrarian investment strategy generally focuses on out-of-favor securities whose price-to-earnings ratios are lower than the rest of the market or industry.

40

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER MID CAP GROWTH FUND

Objective

The NVIT Multi-Manager Mid Cap Growth Fund seeks long-term capital growth. This objective can be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of mid-cap companies that are located outside the United States. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of two portions managed by different subadvisers. NFA has selected Neuberger Berman Management LLC and Wells Capital Management, Inc. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in mid-cap securities in a different manner from each other. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The two portions are each managed as follows:

NEUBERGER BERMAN MANAGEMENT LLC (“NEUBERGER BERMAN”) – uses a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, Neuberger Berman seeks fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, Neuberger Berman analyzes such factors as:

—	financial condition (such as debt to equity ratio);
—	market share and competitive leadership of the company’s products;
—	earnings growth relative to competitors and
—	market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

Neuberger Berman follows a disciplined selling strategy and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

WELLS CAPITAL MANAGEMENT, INC. (“WELLSCAP”) – seeks to identify companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage (such as dominant market share) and have effective management with a history of making investments that are in the best interests of the company’s shareholders. WellsCap employs a rigorous “bottom-up” research process to identify solid investments across mid-cap companies in a wide variety of industries. In addition to analyzing income statement metrics like revenue and earnings growth, the portfolio managers evaluate company balance sheets to glean insights on future growth prospects and to establish price targets for each portfolio holding. WellsCap closely monitors its portion of the overall fund with a proprietary portfolio construction structure designed to reduce risk while enhancing return. WellsCap may invest in any sector, and at times may emphasize one or more particular sectors.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to FOREIGN SECURITIES RISK, GROWTH STYLE RISK, MID-CAP RISK, MULTI-MANAGER RISK, SECTOR RISK and STOCK MARKET RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 51.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

41

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER MID CAP GROWTH FUND (cont.)

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap Index, ranging from $1.2 billion to $29.3 billion as of December 31, 2013.

Growth style – investing in equity securities of companies that a Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

Quantitative analysis – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

42

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER MID CAP VALUE FUND

Objective

The NVIT Multi-Manager Mid Cap Value Fund seeks long-term capital appreciation. This objective can be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid-cap companies, utilizing a value style of investing. In other words, the Fund seeks companies whose stock price may not reflect the company’s intrinsic value. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of mid-cap companies that are located outside the United States. The Fund may engage in active and frequent trading of portfolio securities. The Fund generally considers selling a security when it no longer meets a subadviser’s criteria for inclusion in the portfolio, reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of three portions managed by different subadvisers. NFA has selected American Century Investment Management, Inc., Thompson, Siegel & Walmsley LLC and WEDGE Capital Management L.L.P. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in mid-cap securities in a different manner from each other. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The three portions are each managed as follows:

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (“AMERICAN CENTURY”) – American Century attempts to purchase the stocks of companies that are temporarily out of favor and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the portfolio managers believe more accurately reflects the fair value of the company. To identify these companies, American Century looks for companies with earnings, cash flows, and/or assets that may not accurately reflect the companies’ values as determined by its portfolio managers. The portfolio managers also consider whether the companies’ securities have favorable income-paying histories and whether income payments are expected to continue or increase. American Century may sell stocks if it believes:

—	a stock no longer meets its valuation criteria;
—	a stock’s risk parameters outweigh its return opportunity;
—	more attractive alternatives are identified or
—	specific events alter a stock’s prospects.

American Century manages this portion so that its average weighted market capitalization falls within the capitalization range of those companies included in the Russell MidCap Index.

THOMPSON, SIEGEL & WALMSLEY LLC (“TS&W”) – TS&W uses a combination of quantitative and qualitative methods, based on a four-factor valuation screen applied to a universe of approximately 1,000 stocks. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows, and cash flow relative to other mid-cap stocks in like sectors and industries. The third factor considers the relative earnings prospects of the company. The fourth factor involves examining the company’s recent price action. TS&W generally limits its universe to those companies with a minimum of three years of sound operating history. From the screen approximately 200 stocks are identified as candidates for further research. These are the stocks that rank the highest on the basis of these four factors combined. TS&W identifies several stocks for further fundamental analysis on a routine basis, and explores numerous factors that might affect the outlook of the company. A stock is ordinarily sold because:

—	of a significant negative earnings surprise or downward revision;
—	it no longer meets TS&W’s criteria for inclusion in the portfolio;
—	other stocks present more favorable opportunities or
—	it no longer meets the Fund’s definition of a mid-cap stock.

WEDGE CAPITAL MANAGEMENT L.L.P. (“WEDGE”) – WEDGE uses two proprietary, fundamentally based screening models that attempt to identify those stocks with the greatest profit potential and attempt to preclude investing in financially unsound companies. Both screening tools use publicly available data on all eligible companies in the initial universe of stocks with a market capitalization between $1 billion and $20 billion. The Fundamental Value Model identifies those stocks that WEDGE believes have the greatest profit potential based on four major factor categories including valuation, quality, capital use and momentum. To preclude investing in companies that WEDGE believes are financially unsound, WEDGE employs the Financial Quality Model, which focuses on growth, profitability, leverage and liquidity. Both models rank the stocks for relative attractiveness, with approximately 35% of the initial universe becoming eligible for subsequent research. A stock becomes a sale candidate if:

—	the ranking in the Fundamental Value Model falls into the bottom four deciles of the initial Mid Cap universe;
—	the original investment thesis materially deteriorates;
—	an upgrade opportunity develops or
—	a stock’s market capitalization appreciates to $30 billion.

43

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER MID CAP VALUE FUND (cont.)

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to FOREIGN SECURITIES RISK, MID-CAP RISK, MULTI-MANAGER RISK, PORTFOLIO TURNOVER RISK, SECTOR RISK, STOCK MARKET RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 51.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Mid-cap companies – companies with market capitalizations similar to those of companies included in the Russell MidCap Index, ranging from $1.2 billion to $29.3 billion as of December 31, 2013.

Value style – investing in equity securities that a Fund’s subadviser believes are undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

Quantitative methods – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

44

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER SMALL CAP GROWTH FUND

Objective

The NVIT Multi-Manager Small Cap Growth Fund seeks capital growth. This objective can be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Some of these companies may be considered to be “unseasoned,” which are companies that have been in operation for less than three years, including the operations of any predecessors. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest in equity securities of small-cap companies that are located outside the United States. The Fund may invest without limit in initial public offerings (“IPOs”) of small-cap companies in order to capitalize on the opportunity for growth, although such IPOs may not be available for investment by the Fund and the impact of any such IPO would be uncertain. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

The Fund consists of two portions managed by different subadvisers. NFA has selected OppenheimerFunds, Inc. and Wellington Management Company, LLP as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The two portions are each managed as follows:

OPPENHEIMERFUNDS, INC. (“OPPENHEIMER”) – looks for companies with high growth potential using fundamental analysis of a company’s financial statements and management structure and consideration of the company’s operations and product development, as well as its position in its industry. Oppenheimer also evaluates research on particular industries, market trends and general economic conditions. In seeking companies for investment, Oppenheimer considers the following factors which can vary:

—	companies with management that has a proven ability to handle rapid growth;
—	companies with innovative products or services and
—	companies with above average growth profiles and what Oppenheimer believes to be sustainable growth rates.

At times, Oppenheimer might seek to take advantage of short-term market movements or changes in the business cycle by emphasizing companies or industries that are sensitive to those changes.

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON MANAGEMENT”) – uses a disciplined investment process comprising a valuation framework, derived from its belief that the quality and persistence of a company’s business often is not reflected in its current stock price. Using a bottom-up approach to stock selection, Wellington employs fundamental research designed to systematically capture business improvements and identify attractive relative valuations. The factors that Wellington evaluates include:

—	Revenue and margin drivers
—	Capital allocation discipline
—	Management track record
—	Secular versus cyclical opportunities
—	Valuation relative to growth
—	Growth persistence
—	Operating leverage and
—	Cash generating potential.

Stocks considered for purchase must (i) demonstrate improving quality in the form of working capital intensity, return on assets, and cash generation potential, and (ii) exhibit strong fundamental momentum in the form of revenue and earnings surprise, analyst revisions and market trends.

Wellington generally sells stocks under the following circumstances:

—	the issuer no longer demonstrates improving quality or strong fundamental momentum;
—	the company’s fundamentals have changed leading to less confidence in the risk/reward assessment;
—	the stock has appreciated in value or
—	more attractive opportunities are available.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to FOREIGN SECURITIES RISK, GROWTH STYLE RISK, INITIAL PUBLIC OFFERING RISK,

45

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER SMALL CAP GROWTH FUND (cont.)

LIQUIDITY RISK, MULTI-MANAGER RISK, PORTFOLIO TURNOVER RISK, SECTOR RISK, SMALL-CAP RISK and STOCK MARKET RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 51.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000 Index, the largest of which was $5.3 billion as of December 31, 2013.

Growth style – investing in equity securities of companies that a Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

46

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER SMALL CAP VALUE FUND

Objective

The NVIT Multi-Manager Small Cap Value Fund seeks capital appreciation. This objective can be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities (primarily common stocks) issued by small-cap companies, utilizing a value style of investing. This means that the Fund invests in smaller companies that the Fund’s subadvisers believe have good earnings growth potential, but which the market has undervalued. The Fund will also invest in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which a subadviser believes have favorable prospectus for recovery). The Fund may invest in real estate securities, including real estate investment trusts (“REITs”), and may invest up to 20% of its total assets in equity securities of foreign companies. The Fund also may invest in initial public offerings (“IPOs”) of small-cap companies in order to capitalize on the opportunity for growth, although such IPOs may not be available for investment by the Fund and the impact of any such IPO would be uncertain. The Fund generally considers selling a security when its market capitalization exceeds the small-cap range, it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of two portions managed by different subadvisers. NFA has selected Epoch Investment Partners, Inc. and JPMorgan Investment Management Inc. as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The two portions are each managed as follows:

EPOCH INVESTMENT PARTNERS, INC. (“EPOCH”) – seeks to produce superior risk adjusted returns by building portfolios of “businesses” that Epoch believes have outstanding risk/reward profiles without running a high degree of capital risk. In evaluating potential portfolio investments, Epoch focuses less on selecting securities for short-term gain. Rather, Epoch identifies businesses it believes to be worthy of long-term investment based on free cash flow analysis and purchases their respective equity securities as a means of investing in such businesses. Epoch constructs a diversified portfolio across attractive sectors, limits individual holding sizes, and maintains a strict sell discipline in order to maintain low relative portfolio turnover. In selecting securities, Epoch begins by ranking the universe of small-cap stocks. Within this universe, Epoch determines a business’s valuation and looks for companies selling at or below their determined valuation. In analyzing investments, Epoch considers the management quality, business evaluation, financial strength and other external factors.

JPMORGAN INVESTMENT MANAGEMENT INC. (“JPMORGAN”) – uses quantitative techniques and fundamental research, systematic stock valuation and a disciplined portfolio construction process in managing its portion. It seeks to enhance returns and reduce its portion’s volatility, as compared to U.S. small-cap companies represented in the Russell 2000 Value Index, by continuously screening the small-cap company universe for those companies that exhibit favorable characteristics, such as attractive valuations, strong business trends and positive market sentiment.

JPMorgan then ranks these companies within economic sectors and selects for purchase the companies it feels to be most attractive within each economic sector while monitoring the overall risk profile of the portion it manages. Under normal market conditions, the JPMorgan portion will have industry sector weightings comparable to that of the Russell 2000 Value Index, although it may under-or overweight selected sectors. The stock of a company that exceeds the small-cap capitalization range generally becomes a candidate for sale.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to FOREIGN SECURITIES RISK, INITIAL PUBLIC OFFERING RISK, LIQUIDITY RISK, MULTI-MANAGER RISK, REIT AND REAL ESTATE RISK, SMALL-CAP RISK, SPECIAL SITUATION COMPANIES RISK, STOCK MARKET RISK, and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 51.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

47

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER SMALL CAP VALUE FUND (cont.)

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000 Index, the largest of which was $5.3 billion as of December 31, 2013.

Value style – investing in equity securities that a Fund’s subadviser believes are undervalued, i.e., their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as a company’s stock price relative to its book value, earnings and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a Fund’s subadviser believes to be temporary.

REIT – a company that manages a portfolio of real estate to earn profits for its interest-holders. REITs may make investments in a diverse array of real estate, such as shopping centers, medical facilities, nursing homes, office buildings, apartment complexes, industrial warehouses and hotels. Some REITs take ownership positions in real estate; such REITs receive income from the rents received on the properties owned and receive capital gains (or losses) as properties are sold at a profit (or loss). Other REITs specialize in lending money to building developers. Still other REITs engage in a combination of ownership and lending.

Quantitative techniques – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

48

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER SMALL COMPANY FUND

Objective

The NVIT Multi-Manager Small Company Fund seeks long-term growth of capital. This objective can be changed by the Trust’s Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Some of these companies may be considered to be “unseasoned,” which are companies that have been in operation for less than three years, including the operations of any predecessors. Equity securities in which the Fund invests are primarily common stock. The Fund may also invest up to 25% of its total assets in securities of foreign small-cap companies, including those in emerging market countries. Foreign small-cap companies are those whose market capitalizations are similar to those companies listed in the MSCI Developed Countries Europe, Australasia and Far East (“EAFE”) Small Cap Index. The Fund generally considers selling a security when it no longer satisfies investment criteria, no longer offers significant growth potential, reaches a target price, changes valuation, deteriorates in business quality, fails to perform as expected, or when other opportunities appear more attractive.

The Fund may invest without limit in initial public offerings (“IPOs”) of small-cap companies in order to capitalize on the opportunity for growth, although such IPOs may not be available for investment by the Fund and the impact of any such IPO would be uncertain. It may invest in any economic sector and, at times, emphasize one or more particular industries or sectors.

The Fund consists of four portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has selected Neuberger Berman Management, LLC, OppenheimerFunds, Inc. and Putnam Investment Management, LLC as subadvisers to each manage the assets of a portion of the Fund. Morgan Stanley Investment Management Inc. also manages a small portion of the Fund’s assets. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.

Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the Securities and Exchange Commission (“SEC”), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.

The four portions are each managed as follows:

PUTNAM INVESTMENT MANAGEMENT, LLC (“PUTNAM”) –focuses on value stocks of small-cap companies. Value stocks are those that Putnam believes are currently undervalued by the market. If Putnam is correct and other investors recognize the value of such companies, the prices of their stocks may rise. The portfolio managers use an approach that combines use of proprietary quantitative techniques to screen for potentially eligible stocks followed by “bottom-up” stock selection based on fundamental research to identify stocks they believe offer attractive investment opportunities. When deciding whether to buy or sell stocks, the portfolio managers consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows, dividends, and whether the company evidences what Putnam believes to be a catalyst for change that may unlock value.

NEUBERGER BERMAN MANAGEMENT LLC (“NEUBERGER BERMAN”) – looks for undervalued small-cap companies with current product lines and balance sheets that Neuberger Berman believes are strong. Factors in identifying these companies may include:

—	above-average returns;
—	an established market niche;
—	circumstances that would make it difficult for new competitors to enter the market;
—	the ability of the companies to finance their own growth and
—	sound future business prospects.

This approach seeks to allow the Fund to benefit from potential increases in stock prices while limiting the risks typically associated with small-cap stocks. At times, Neuberger Berman may emphasize certain sectors that it believes will benefit from market or economic trends. Neuberger Berman follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

OPPENHEIMERFUNDS, INC. (“OPPENHEIMER”) – looks for companies that Oppenheimer believes have high growth potential using fundamental analysis of a company’s financial statements and management structure and consideration of the company’s operations and product development, as well as its position in its industry. Oppenheimer also evaluates research on particular industries, market trends and general economic conditions. In seeking companies for investment, Oppenheimer seeks the following characteristics, which can vary:

—	companies with management that has a proven ability to handle rapid growth;
—	companies with innovative products or services and
—	companies with above average growth profiles and what Oppenheimer believes to be sustainable growth rates.

At times, Oppenheimer might seek to take advantage of short-term market movements or changes in the business cycle by emphasizing companies or industries that are sensitive to those changes.

49

HOW THE FUNDS INVEST: NVIT MULTI-MANAGER SMALL COMPANY FUND (cont.)

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (“MSIM”) – seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to provide high rates of return. MSIM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. MSIM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to EMERGING MARKETS RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, INITIAL PUBLIC OFFERING RISK, LIQUIDITY RISK, MULTI-MANAGER RISK, SECTOR RISK, SMALL-CAP RISK, STOCK MARKET RISK and VALUE STYLE RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 51.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

Key Terms:

Equity securities – represent an ownership interest in the issuer. Common stocks are the most common type of equity securities.

Small-cap companies – companies with market capitalizations similar to those of companies included in the Russell 2000 Index, the largest of which was $5.3 billion as of December 31, 2013.

Emerging market countries – developing and low or middle income countries that are included in the MSCI Emerging Markets Index. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Market capitalization – a common way of measuring the size of a company based on the price of its common stock multiplied by the number of outstanding shares.

Quantitative techniques – mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.

50

RISKS OF INVESTING IN THE FUNDS

As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one or more Nationwide Funds.

The following information relates to the principal risks of investing in the Funds, as identified in the “How the Funds Invest” section for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

Contrarian investing risk – contrarian investing attempts to profit by investing in a manner that differs from the current market consensus or trend. This approach carries the risk that (1) the market consensus or trend is actually correct, which can result in losses to the Fund, or (2) the market consensus takes much longer before it agrees with the subadviser’s assessment, which can cause the Fund to miss opportunities for gains.

Country risk – if a Fund emphasizes one or more countries, it may be more susceptible to the financial, market, political or economic events affecting the particular issuers and industries participating in such countries than funds that do not emphasize particular countries.

Derivatives risk – A forward foreign currency exchange contract is an agreement to buy or sell a specific amount of currency at a future date and at a price set at the time of the contract. A currency futures contract is similar to a forward foreign currency exchange contract except that the futures contract is in a standardized form that trades on an exchange instead of being privately negotiated with a particular counterparty. Forward foreign currency exchange contracts and currency futures contracts (collectively, “currency contracts”) may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying stock. For example, during periods when the U.S. dollar weakens in relation to a foreign currency, the Fund’s use of a currency hedging program will result in lower returns than if no currency hedging program were in effect.

Currency contracts are considered to be derivatives, because their value and performance depend, at least in part, on the value and performance of an underlying currency. The Fund’s investments in currency contracts may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the subadviser’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by the other party, or inability to close out a position because the trading market becomes illiquid. These risks may be heightened during volatile market conditions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivative holdings. The Fund’s liquidity may also be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

51

RISKS OF INVESTING IN THE FUNDS (cont.)

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

—	political and economic instability including sanctions imposed by other foreign countries, including the United States;
—	the impact of currency exchange rate fluctuations;
—	reduced information about issuers;
—	higher transaction costs;
—	less stringent regulatory and accounting standards and
—	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody – a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Growth style risk – growth investing involves buying stocks that have relatively high prices in relation to their earnings. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. During periods of growth stock underperformance, a Fund’s performance may suffer and underperform other equity funds that use different investing styles.

Initial public offering risk – availability of initial public offerings may be limited and the Fund may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Liquidity risk – the risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Liquidity risk also includes the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold

52

RISKS OF INVESTING IN THE FUNDS (cont.)

at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that a Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell liquid securities at unfavorable times and conditions. Funds that invest in non-investment-grade fixed-income securities and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic , market or political events, or adverse investor perceptions, whether or not accurate. Significant redemptions by Fund shareholders who hold large investments in the Fund could adversely impact the Fund’s remaining shareholders.

Mid-cap risk – See “Smaller company risk.”

Multi-manager risk – while NFA monitors each subadviser and the overall management of a Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact a Fund’s performance and may increase share price volatility.

REIT and real estate risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties and the relative lack of liquidity associated with investments in real estate. REITs that invest in real estate mortgages are also subject to risk of default or prepayment risk.

Sector risk – the prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. If a Fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors.

Cyclical opportunities – at times, a Fund might seek to take advantage of short-term market movements or changes in the business cycle by emphasizing companies or industries that are sensitive to those changes. There is a risk that if a cyclical event does not have the anticipated effect, or when the issuer or industry is out of phase in the business cycle, the value of the Fund’s investment could fall.

Small-cap risk – See “Smaller company risk.”

Smaller company risk – in general, stocks of smaller companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, a Fund’s investment in a smaller company may lose substantial value. Investing in smaller companies requires a longer-term investment view and may not be appropriate for all investors.

Investing in unseasoned companies – (NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund only) in addition to the other risks of smaller companies, these securities may have a very limited trading market, making it harder for the Fund to sell them at an acceptable price. The price of these securities may be very volatile, especially in the short term.

Special situation companies risk – these are companies that may be involved in acquisitions or other unusual developments that can affect a company’s market value. If the anticipated benefits of the developments do not ultimately materialize, the value of the special situation company may decline.

Stock market risk – a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

—	corporate earnings;
—	production;
—	management;
—	sales and
—	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Value style risk – over time, a value investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, a Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value

53

RISKS OF INVESTING IN THE FUNDS (cont.)

for a long time or that a stock judged to be undervalued may actually be appropriately priced.

*  *  *  *  *  *

Temporary investments – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal strategy, as it prevents a Fund from fully pursuing its investment objective, and a Fund may miss potential market upswings.

Selective Disclosure of Portfolio Holdings

Each Fund posts onto the Internet site for the Trust (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

54

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Board of Trustees, NFA also selects subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds’ semiannual report to shareholders, which will cover the period January 1, 2014 to June 30, 2014.

Subadvisers

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of a Fund’s assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (“AMERICAN CENTURY”) is subadviser for a portion of the NVIT Multi-Manager International Growth Fund and NVIT Multi-Manager Mid Cap Value Fund. American Century is located at 4500 Main Street, Kansas City, MO 64111, and was formed in 1958.

DIMENSIONAL FUND ADVISORS LP (“DIMENSIONAL”), 6300 Bee Cave Road, Building One, Austin, TX 78746, is a subadviser for a portion of the NVIT Multi-Manager International Value Fund. Dimensional has been engaged in the business of providing investment management services since May 1981. Dimensional, a Delaware limited partnership, is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

EPOCH INVESTMENT PARTNERS, INC. (“EPOCH”) is the subadviser for a portion of the NVIT Multi-Manager Small Cap Value Fund. Epoch is a wholly owned subsidiary of The Toronto-Dominion Bank. Epoch is located at 399 Park Avenue, New York, NY 10022.

INVESCO ADVISERS, INC. (“INVESCO”) is the subadviser for a portion of the NVIT Multi-Manager International Growth Fund. Invesco is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309. Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

JPMORGAN INVESTMENT MANAGEMENT INC. (“JPMORGAN”) is subadviser for a portion of the NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager International Value Fund. JPMorgan is located at 270 Park Avenue, New York, NY 10017. JPMorgan is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”) is subadviser for a portion of the NVIT Multi-Manager Large Cap Growth Fund and NVIT Multi-Manager Large Cap Value Fund. MFS is located at 111 Huntington Avenue, Boston, MA 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (“MSIM”) is a subadviser for a portion of the NVIT Multi-Manager Small Company Fund, with principal offices at 522 Fifth Avenue, New York, NY 10036. Morgan Stanley is the direct parent of MSIM. Morgan Stanley is a global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

NEUBERGER BERMAN MANAGEMENT LLC (“NEUBERGER BERMAN”) is subadviser for a portion of the NVIT Multi-Manager Small Company Fund and NVIT Multi-Manager Mid Cap Growth Fund. Neuberger Berman is located at 605 Third Avenue, New York, NY 10158. Neuberger Berman is a subsidiary of Neuberger Berman Holdings LLC.

OPPENHEIMERFUNDS, INC. (“OPPENHEIMER”) is subadviser for a portion of the NVIT Multi-Manager Small Cap Growth Fund and a portion of the NVIT Multi-Manager Small Company Fund. Oppenheimer is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281. Oppenheimer manages open-end mutual funds, and is the parent company of several other companies that provide investment advisory services for institutional clients and distribution and shareholder services for other investment companies. Oppenheimer is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

PYRAMIS GLOBAL ADVISORS, LLC (“PYRAMIS”) is a subadviser for a portion of the NVIT Multi-Manager Large Cap Growth Fund. Pyramis is located at 900 Salem Street, Smithfield, RI 02917. Pyramis is a unit of Fidelity Investments.

PUTNAM INVESTMENT MANAGEMENT, LLC. (“PUTNAM”) is a subadviser for a portion of the NVIT Multi-Manager Small Company Fund. Putnam is located at One Post Office Square, Boston, MA 02109. Putnam is a subsidiary of Putnam U.S. Holdings I, LLC. Putnam U.S. Holdings I, LLC, an indirect wholly owned subsidiary of Putnam Investments, LLC, which generally conducts business under the name Putnam Investments, and is

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FUND MANAGEMENT (cont.)

owned through a series of wholly owned subsidiaries by Great-West Lifeco, Inc., which is a financial services holding company with operations in Canada, United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada, a majority of whose voting stock is controlled by The Desmarais Family Residual Trust.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (“ THE BOSTON COMPANY”) is subadviser for a portion of the NVIT Multi-Manager Large Cap Value Fund. The Boston Company is located at One Boston Place, 14th Floor, Boston MA 02108. The Boston Company is a wholly owned subsidiary of BNY Mellon Corporation.

THOMPSON, SIEGEL & WALMSLEY LLC (“TS&W”) is subadviser for a portion of the NVIT Multi-Manager Mid Cap Value Fund. TS&W, a Delaware limited liability company, is located at 6806 Paragon Place, Suite 300, Richmond, VA 23230, and is a majority-owned subsidiary of Old Mutual (US) Holdings Inc., an indirect wholly owned subsidiary of Old Mutual plc, a London exchange-listed financial company based in the United Kingdom. TS&W was founded in 1969.

WEDGE CAPITAL MANAGEMENT L.L.P. (“WEDGE”) is a subadviser for a portion of the NVIT Multi-Manager Mid Cap Value Fund. WEDGE is located at 301 S. College Street, Suite 2920, Charlotte, NC 28202. WEDGE has been active in the management of client portfolios since 1984. WEDGE is independently owned by eight general partners and is organized as a limited liability partnership under the laws of North Carolina.

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON MANAGEMENT”) is subadviser for a portion of the NVIT Multi-Manager Large Cap Value Fund and the NVIT Multi-Manager Small Cap Growth Fund. Wellington Management, a Massachusetts limited liability partnership, is located at 280 Congress Street, Boston, MA 02210.

WELLS CAPITAL MANAGEMENT, INC. (“WELLSCAP”) is subadviser for a portion of the NVIT Multi-Manager Mid Cap Growth Fund. WellsCap is located at 525 Market Street, San Francisco, CA 94105. WellsCap is a wholly owned subsidiary of Wells Fargo Bank, N.A., which is owned by Wells Fargo & Company.

WINSLOW CAPITAL MANAGEMENT, LLC (“WINSLOW CAPITAL”) is subadviser for a portion of the NVIT Multi-Manager Large Cap Growth Fund. Winslow Capital is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, MN 55402. Winslow Capital has been an investment adviser since 1992, and was privately held until December 2008 when it became a wholly owned subsidiary of Nuveen Investments, Inc.

MANAGEMENT FEES

Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund for the fiscal year ended December 31, 2013, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers or reimbursements, was as follows:

Fund	Actual Management Fee Paid
NVIT Multi-Manager International Growth Fund	0.85%
NVIT Multi-Manager International Value Fund	0.71%
NVIT Multi-Manager Large Cap Growth Fund	0.61%
NVIT Multi-Manager Large Cap Value Fund	0.60%
NVIT Multi-Manager Mid Cap Growth Fund	0.72%
NVIT Multi-Manager Mid Cap Value Fund	0.71%
NVIT Multi-Manager Small Cap Growth Fund	0.85%
NVIT Multi-Manager Small Cap Value Fund	0.84%
NVIT Multi-Manager Small Company Fund	0.86%

Portfolio Management

NVIT Multi-Manager International Growth Fund

American Century

American Century uses a team of portfolio managers and analysts to manage a portion of the Fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Fund as they see fit, guided by the Fund’s investment objectives and strategy. The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the Fund are Mark S. Kopinski and Brian Brady.

Mr. Kopinski, Chief Investment Officer, Global and Non-U.S. Equity, Senior Vice President, and Senior Portfolio Manager, has been a portfolio manager for American Century since April 1997 when he rejoined the firm. He has a bachelor’s degree in business administration from Monmouth College and a master’s degree in Asian studies from the University of Illinois.

Mr. Brady, Vice President and Senior Portfolio Manager, joined American Century in June 1994 and has been a portfolio manager since November 1998. He has a bachelor’s degree in finance from Georgetown University and an MBA from Columbia University Graduate School of Business.

INVESCO

The investment team for the portion of the Fund managed by Invesco includes Clas Olsson (lead manager); Shuxin Cao, CFA; Matthew Dennis, CFA; Jason Holzer, CFA; Mark Jason; Brent Bates; and Richard Nield. These individuals are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio managed by Invesco. Mr. Olsson is a Lead Portfolio Manager. A lead manager generally has final authority over all aspects of the portion of the Fund’s investment portfolio managed by Invesco, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. Mr. Olsson joined Invesco in 1994 as an investment

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FUND MANAGEMENT (cont.)

officer and international portfolio analyst and was promoted to his current position in 1997. Mr. Olsson is also chief investment officer of Invesco’s International Growth Investment Management Unit. Mr. Cao, Portfolio Manager, has been associated with Invesco and/or its affiliates since 1997. Mr. Dennis, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2000. Mr. Holzer, Portfolio Manager, has been associated with Invesco and/or its affiliates since 1996. Mr. Jason, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2001. Mr. Bates, Portfolio Manager, has been associated with Invesco and/or its affiliates since 1996. Mr. Nield has been associated with Invesco and/or its affiliates since 2000.

NVIT Multi-Manager International Value Fund

Dimensional

The portion of the Fund subadvised by Dimensional is managed using a team approach. The following portfolio managers are responsible for coordinating the day to day management of the portion of the Fund subadvised by Dimensional: Karen Umland, CFA, Joseph H. Chi, CFA, Jed S. Fogdall and Henry F. Gray.

Ms. Umland is a Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Ms. Umland received a bachelor’s degree from Yale University in 1988 and an MBA from the University of California at Los Angeles in 1993. Ms. Umland joined Dimensional in 1993 and has been a portfolio manager since 1998.

Mr. Chi is a Senior Portfolio Manager and Vice President of Dimensional and the Chairman of the Investment Committee. Mr. Chi has an MBA and BS from the University of California, Los Angeles and also a JD from the University of Southern California. Mr. Chi joined Dimensional as a portfolio manager in 2005.

Mr. Fogdall is a Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Fogdall has an MBA from the University of California, Los Angeles and a bachelor’s degree from Purdue University. Mr. Fogdall joined Dimensional as a portfolio manager in 2004.

Mr. Gray is Head of Global Equity Trading and a Vice President of the Adviser and a member of the Investment Committee. Mr. Gray received an MBA from the University of Chicago in 1995 and a bachelor’s degree from Princeton University in 1989. Mr. Gray joined Dimensional in 1995 and has been in his current position since 2006

JPMorgan

The portion of the Fund subadvised by JPMorgan is managed on a team basis. Gerd Woort-Menker, the lead portfolio manager, is ultimately responsible for the final decision with respect to sales and purchases on this portion of the Fund. Mr. Woort-Menker works in partnership with Jeroen Huysinga and Georgina Perceval Maxwell in the decision making process. Mr. Woort-Menker, Managing Director, joined JPMorgan in 1987 as a research analyst covering insurance stocks. Mr. Woort-Menker later became the head of European research and global research and has been a portfolio manager since 1999. Mr. Huysinga, Managing Director, has been a portfolio manager with JPMorgan since 1997. Ms. Maxwell, Managing Director, has been a portfolio manager with JPMorgan since 1997.

NVIT Multi-Manager Large Cap Growth Fund

MFS

The MFS portion of the Fund is managed by Matthew W. Krummell. Mr. Krummell serves as a Portfolio Manager and Investment Officer at MFS, and has been employed in the investment area of MFS since 2001.

Pyramis

The Pyramis portion of the Fund is managed by Christopher Galizio, CFA, Portfolio Manager, and Stephen Balter, CFA, Portfolio Manager. Messrs. Galizio and Balter are jointly responsible for the day-to-day portfolio management of the portion of the Fund managed by Pryamis.

Mr. Galizio is a portfolio manager at Pyramis Global Advisors, a unit of Fidelity Investments. Mr. Galizio has served as portfolio manager of large capitalization growth assets for Pyramis since 2007. Mr. Galizio earned a Bachelor of Arts in Economics and Government from Wesleyan University and a Master’s in Business Administration from the University of Illinois. Mr. Galizio is a Chartered Financial Analyst charterholder.

Mr. Balter is a portfolio manager at Pyramis Global Advisors, a unit of Fidelity Investments. Mr. Balter has served as portfolio manager of large capitalization growth assets for Pyramis since 2007. Mr. Balter earned a Bachelor of Arts in Economics from Wesleyan University and a Master’s in Business Administration from the Olin School of Business at Babson College. Mr. Balter is a Chartered Financial Analyst charterholder.

Winslow Capital

The Winslow Capital portion of the Fund is managed by Justin H. Kelly, CFA, Clark J. Winslow, and Patrick M. Burton, CFA. Messrs. Kelly, Winslow and Burton are jointly responsible for the day-to-day portfolio management of the portion of the Fund managed by Winslow Capital.

Mr. Kelly joined Winslow Capital in April 1999 as a Managing Director with responsibility for research and portfolio management. Mr. Kelly received a B.S. from Babson College in 1993.

Mr. Winslow founded Winslow Capital in 1992. Mr. Winslow earned a B.A. from Yale University in 1962 and an M.B.A. from Harvard Business School in 1965.

Mr. Burton joined Winslow Capital in April 2010 as a Managing Director and analyst with responsibility for Technology-Business Services and Consumer Staples. Mr. Burton received a B.S. from the University of Minnesota in 1987.

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FUND MANAGEMENT (cont.)

NVIT Multi-Manager Large Cap Value Fund

MFS

The MFS portion of the Fund is managed by Jonathan W. Sage. Mr. Sage serves as a Portfolio Manager and an Investment Officer at MFS, and has been employed in the investment area of MFS since 2000.

The Boston Company

The Boston Company portion of the Fund is managed by Brian Ferguson, Senior Managing Director and John Bailer, CFA, Managing Director. Messrs. Ferguson and Bailer are jointly responsible for the day-to-day portfolio management of the portion of the Fund managed by The Boston Company.

Mr. Ferguson is the Director of US Large Capitalization Equities and the Senior Portfolio Manager on the Dynamic Large Cap Value strategy. Mr. Ferguson also functions as the team analyst responsible for the healthcare and industrials sectors. He has 19 years of industry experience and has been with the firm since 1997. Mr. Ferguson received a BA in Economics and International Relations from Bucknell University and an MBA from Columbia University’s Business School.

Mr. Bailer is an Associate Portfolio Manager on the Dynamic Large Cap Value strategy and functions as the team analyst responsible for the consumer, materials, technology, and telecommunication sectors. He has 17 years of industry experience and has been with the firm since 1992. Mr. Bailer graduated with distinction from Babson College with a BS in Accounting and Management Information Systems. He received an MS in Finance from Boston College. He holds the Chartered Financial Analyst designation and is a member of CFA Institute and The Boston Security Analysts Society.

Wellington Management

David W. Palmer, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been the portfolio manager of the Fund since its inception (2008).

NVIT Multi-Manager Mid Cap Growth Fund

Neuberger Berman

Kenneth J. Turek, CFA, is the portfolio manager for the portion of the Fund subadvised by Neuberger Berman. Mr. Turek is a Vice President of Neuberger Berman. He joined Neuberger Berman in 2002 and is a member of Neuberger Berman’s Growth Equity Team. Mr. Turek holds a BA from the University of Wisconsin at Madison and an MBA from DePaul University.

WellsCap

Thomas J. Pence, CFA, Michael T. Smith, CFA and Christopher J. Warner, CFA act as co-portfolio managers for the WellsCap portion of the Fund.

Mr. Pence joined WellsCap in 2005 as a portfolio manager. Prior to joining WellsCap, he was a portfolio manager at Strong Capital Management, Inc. since October 2000. Mr. Pence has a BS in Business from Indiana University and an MBA in Finance from the University of Notre Dame.

Mr. Smith joined WellsCap in 2005 and has served as a portfolio manager at WellsCap since 2006. Prior to joining WellsCap, Mr. Smith was a research analyst at Strong Capital Management, Inc. since 2000. Mr. Smith has a BS in Economics from DePauw University.

Mr. Warner joined WellsCap in 2007, where he currently serves as a portfolio manager. Prior to joining WellsCap, Mr. Warner served as an equity research associate at Citigroup Inc.

NVIT Multi-Manager Mid Cap Value Fund

American Century

American Century uses a team of portfolio managers and analysts to manage a portion of the Fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Fund as they see fit, guided by the Fund’s investment objectives and strategy. The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the Fund are Phillip N. Davidson, CFA, Kevin Toney, CFA, Michael Liss, CFA, and Brian Woglom, CFA.

Phillip N. Davidson, CFA, is Senior Vice President, Chief Investment Officer—Value Equity and Senior Portfolio Manager of American Century. Mr. Davidson joined American Century in 1993. He holds a bachelor’s degree in finance and an MBA from Illinois State University.

Kevin Toney, CFA, is Vice President and Senior Portfolio Manager of American Century. Mr. Toney has been with American Century since 1999. He holds a bachelor’s degree from University of Virginia and an MBA from the Wharton School at the University of Pennsylvania.

Michael Liss, CFA, is Vice President and Senior Portfolio Manager of American Century. Mr. Liss has been with American Century since 1998. He holds a bachelor’s degree in accounting and finance from Albright College and an MBA in finance from Indiana University.

Brian Woglom, CFA, Vice President and Portfolio Manager, joined American Century Investments in 2005 as an investment analyst and became a portfolio manager in 2012. He has a bachelor’s degree from Amherst College and an MBA from the Ross School of Business, University of Michigan.

TS&W

Brett P. Hawkins, CFA, has been a Portfolio Manager and Analyst for TS&W since 2001, having joined TS&W in 2001. Mr. Hawkins has a bachelor’s degree from the University of Richmond, and a

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FUND MANAGEMENT (cont.)

master’s degree in business administration from the University of Virginia Darden School of Business.

WEDGE

The primary portfolio managers for the portion of the Fund managed by WEDGE are Paul VeZolles, CFA, John Norman and John Carr. Messrs. VeZolles, Norman and Carr are jointly responsible for the day-to-day portfolio management of the portion of the Fund managed by WEDGE.

Mr. VeZolles is a General Partner at WEDGE and has been with the firm since 1995. Prior to joining WEDGE, Mr. VeZolles was an equity analyst at Palley-Needelman Asset Management in Newport Beach, California, and an Equity Analyst with CMB Investment Counselors in Los Angeles.

Mr. Norman is a General Partner at WEDGE and has been with the firm since 2004. Prior to joining WEDGE, Mr. Norman was a Senior Vice President at Banc of America Capital Management. Mr. Norman was formerly associated with Brown Brothers Harriman, Wheat First Butcher Singer, and William M. Mercer Investment Consulting.

Mr. Carr is an Executive Vice President at WEDGE and has been with the firm since 2011. Prior to joining WEDGE, from 2006 until 2011, Mr. Carr was a Partner and Senior Vice President at Callan Associates. Mr. Carr was also formerly associated with INVESCO Institutional, Trusco Capital Management and Watson Wyatt Worldwide.

NVIT Multi-Manager Small Cap Growth Fund

Oppenheimer

Ronald J. Zibelli, Jr., CFA and Ash Shah, CFA, CPA are primarily responsible for the day-to-day management of Oppenheimer’s portion of the Fund.

Mr. Zibelli has been a Senior Vice President since January 2014 and a Senior Portfolio Manager of Oppenheimer since May 2006. He was a Vice President of Oppenheimer from May 2006 to January 2014. Prior to joining Oppenheimer, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management. Mr. Zibelli is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Shah has been a Senior Portfolio Manager of Oppenheimer since January 2014 and a Vice President of Oppenheimer since February 2006. Mr. Shah was a Senior Research Analyst of Oppenheimer from February 2006 to January 2014. Prior to joining Oppenheimer, Mr. Shah was a Vice President and Senior Analyst with Merrill Lynch Investment Managers. Prior to that, he was a Vice President and Senior Analyst with BlackRock Financial Management.

Wellington Management

Mammen Chally, CFA, is primarily responsible for the day-to-day management of the portion of the Fund managed by Wellington Management. Mr. Chally joined Wellington Management in 1994 and currently serves as Vice President and Equity Portfolio Manager. Mr. Chally has a bachelor’s degree from the Indian Institute of Technology and a Master’s in Business Administration from Northeastern University.

NVIT Multi-Manager Small Cap Value Fund

Epoch

The primary portfolio managers for the portion of the Fund managed by Epoch are Janet K. Navon, David N. Pearl and Michael A. Welhoelter, CFA. Ms. Navon joined Epoch in February 2007 and serves as a Managing Director, Portfolio Manager and Senior Research Analyst. Prior to joining Epoch, Ms. Navon spent nine years as a Senior Analyst and Co-Portfolio Manager at Steinberg Asset Management. Ms. Navon’s role with respect to managing the Fund is as lead portfolio manager. Mr. Pearl co-founded Epoch in April 2004 and is an Executive Vice President, Co-Chief Investment Officer and Portfolio Manager. Mr. Pearl’s role with respect to managing the Fund is as co-portfolio manager. Mr. Welhoelter joined Epoch in June 2005 and serves as a Managing Director, Portfolio Manager and Head of Quantitative Research & Risk Management. From October 2001 to June 2005, he was a Director and Portfolio Manager at Columbia Management Group, Inc. Mr. Welhoelter’s role with respect to managing the Fund is quantitative research and risk management.

JPMorgan

Phillip Hart, CFA, and Dennis S. Ruhl, CFA, are the primary portfolio managers for the portion of the Fund managed by JPMorgan. Mr. Hart is an Executive Director at JPMorgan and has been with the firm since 2003. Since 2009, Mr. Hart has worked as a portfolio manager for the U.S. Behavioral Finance Small Cap Equity Group. Mr. Hart previously worked as a qualitative research analyst in the same group. Mr. Ruhl is a Managing Director at JPMorgan and head of the U.S. Behavioral Finance Small Cap Equity Group. A member of the team since 2001, he also acts as a portfolio manager and leads the group’s quantitative research effort. An employee since 1999, Mr. Ruhl previously worked on quantitative equity research (focusing on trading) as well as business development. He holds dual bachelor’s degrees in mathematics and computer science and a master’s degree in computer science, all from MIT.

NVIT Multi-Manager Small Company Fund

Putnam

The portfolio manager for the portion of the Fund managed by Putnam is Eric N. Harthun. Mr. Harthun joined Putnam in 2000. Mr. Harthun is a CFA charterholder and Certified Public Accountant, and has been in the investment industry since 1994.

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FUND MANAGEMENT (cont.)

MSIM

The portfolio managers responsible for the day-to-day management for the portion of the Fund managed by MSIM are Dennis Lynch, David Cohen, Sam Chainani, Jason Yeung, Alexander Norton and Armistead Nash. Mr. Lynch is a Managing Director and the lead portfolio manager. Mr. Lynch has been associated with MSIM in an investment management capacity since May 1998 and began managing the Fund in June 2004. Mr. Cohen, Managing Director, has been associated with MSIM in an investment management capacity since May 1993 and began managing the Fund in June 2004. Mr. Chainani, Managing Director, has been associated with MSIM in an investment management capacity since July 1996 and began managing the Fund in June 2004. Mr. Norton, Executive Director, has been associated with MSIM in an investment management capacity since July 2000 and began managing the Fund in July 2005. Mr. Yeung, Managing Director, has been associated with MSIM in an investment management capacity since July 2002 and began managing the Fund in September 2007. Mr. Nash, Executive Director, has been associated with MSIM in an investment management capacity since June 2002 and began managing the Fund in September 2008.

Neuberger Berman

The portfolio managers responsible for the day-to-day management for the portion of the Fund managed by Neuberger Berman are Judith M. Vale and Robert D’Alelio. Ms. Vale serves as Vice President and has been a member of the Small Cap Group at Neuberger Berman since 1992. Mr. D’Alelio serves as Vice President and has been a member of the Small Cap Group at Neuberger Berman since 1996.

Oppenheimer

Ronald J. Zibelli, Jr., CFA and Ash Shah, CFA, CPA are primarily responsible for the day-to-day management of Oppenheimer’s portion of the Fund.

Mr. Zibelli has been a Senior Vice President since January 2014 and a Senior Portfolio Manager of Oppenheimer since May 2006. He was a Vice President of Oppenheimer from May 2006 to January 2014. Prior to joining Oppenheimer, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management. Mr. Zibelli is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Shah has been a Senior Portfolio Manager of Oppenheimer since January 2014 and a Vice President of Oppenheimer since February 2006. Mr. Shah was a Senior Research Analyst of Oppenheimer from February 2006 to January 2014. Prior to joining Oppenheimer, Mr. Shah was a Vice President and Senior Analyst with Merrill Lynch Investment Managers. Prior to that, he was a Vice President and Senior Analyst with BlackRock Financial Management.

Additional Information about the Portfolio Managers

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

Multi-Manager Structure

NFA and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows NFA, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.

NFA performs oversight and evaluation services to a subadvised Fund, including the following:

—	performing initial due diligence on prospective Fund subadvisers;
—	selecting Fund subadvisers;
—	monitoring subadviser performance, including ongoing analysis and periodic consultations;
—	communicating performance expectations and evaluations to the subadvisers and
—	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

NFA does not expect to frequently recommend subadviser changes. NFA periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although NFA monitors each subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

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INVESTING WITH NATIONWIDE FUNDS

CHOOSING A SHARE CLASS

Shares of series of the Trust (the “Funds”) are currently sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable insurance contracts. The Trust currently issues Class I, Class II, Class IV, Class V, Class VIII, Class P and Class Y shares. Each Fund offers only certain share classes; therefore, many share classes are not available for certain Funds.

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II, Class VIII and Class P shares. Class Y shares are sold to other mutual funds, such as “funds-of-funds” that invest in the Funds, and to separate accounts of insurance companies that seek neither 12b-1 fees nor administrative services fees. Class IV shares are sold only to separate accounts of Nationwide previously offering shares of the Market Street Fund portfolios (prior to April 28, 2003). Class V shares are currently sold to certain separate accounts of Nationwide to fund benefits payable under corporate owned life insurance (“COLI”) contracts.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. In addition, a particular class of a Fund may not be available under your specific variable insurance contract. The prospectus of the separate account for the variable insurance contract shows the classes available to you, and should be read in conjunction with this prospectus.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agent. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’ outstanding shares.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

—	New Year’s Day
—	Martin Luther King Jr. Day
—	Presidents’ Day
—	Good Friday
—	Memorial Day
—	Independence Day
—	Labor Day
—	Thanksgiving Day
—	Christmas Day
—	Other days when the Exchange is closed.

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUE PRICING

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets are valued primarily on the basis of market-based quotations. Equity securities are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service. Securities traded on NASDAQ are generally valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid valuation price provided by an independent pricing service.

Securities for which market-based quotations are either unavailable (e.g., independent pricing service does not provide a value) or are deemed unreliable, in the judgment of the Adviser or a designee, are generally valued at fair value by the Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant

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INVESTING WITH NATIONWIDE FUNDS (cont.)

event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

By fair valuing a security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Pursuant to the Valuation Procedures, a Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the Exchange. The fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.

IN-KIND PURCHASES

Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the SEC).

Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

Each Fund seeks to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

—	disrupt portfolio management strategies;
—	increase brokerage and other transaction costs and
—	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive

62

INVESTING WITH NATIONWIDE FUNDS (cont.)

proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.

Monitoring of Trading Activity

It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

Restrictions on Transactions

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

—	restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
—	reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.

DISTRIBUTION AND SERVICES PLANS

Because distribution and service fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliate a maximum annual fee of 0.25% with respect to Class I and Class II shares, and 0.20% with respect to Class IV shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class Y shares do not pay an administrative services fee.

For the current fiscal year, administrative services fees for the Funds are estimated to be as follows:

NVIT Multi-Manager International Growth Fund Class I and Class II shares are estimated to be 0.15% and 0.15%, respectively.

NVIT Multi-Manager International Value Fund Class I, Class II and Class IV shares are estimated to be 0.15%, 0.15% and 0.15%, respectively.

NVIT Multi-Manager Large Cap Growth Fund Class I and Class II shares are estimated to be 0.15% and 0.15%, respectively.

NVIT Multi-Manager Large Cap Value Fund Class I and Class II shares are estimated to be 0.15% and 0.15%, respectively.

NVIT Multi-Manager Mid Cap Growth Fund Class I and Class II shares are estimated to be 0.07% and 0.07%, respectively.

NVIT Multi-Manager Mid Cap Value Fund Class I and Class II shares are estimated to be 0.15% and 0.01%, respectively.

63

INVESTING WITH NATIONWIDE FUNDS (cont.)

NVIT Multi-Manager Small Cap Growth Fund Class I and Class II shares are estimated to be 0.15% and 0.15%, respectively.

NVIT Multi-Manager Small Cap Value Fund Class I, Class II and Class IV shares are estimated to be 0.15%, 0.15% and 0.15%, respectively.

NVIT Multi-Manager Small Company Fund Class I, Class II and Class IV shares are estimated to be 0.15%, 0.15% and 0.15%, respectively.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:

—	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
—	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid by the Funds. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

—	affiliates of NFA;
—	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
—	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

—	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
—	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

The fees and expenses in the Fees and Expenses table of each Fund Summary are based on average annual net assets as of the fiscal year ended December 31, 2013, and do not reflect any change in expense ratios resulting from a change in assets under management since December 31, 2013. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund.

64

DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.

Tax Status

Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

65

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) . THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$10.08	$0.12	$2.03	$2.15	$(0.15)	$–	$(0.15)	$–	$12.08	21.36%	$206,920	1.03%	1.08%	1.03%	57.20%
Year Ended December 31, 2012 (c)	8.76	0.11	1.28	1.39	(0.07)	–	(0.07)	–	10.08	15.92	80,739	0.91	1.20	0.91	56.29
Year Ended December 31, 2011 (c)	9.78	0.14	(1.03)	(0.89)	(0.13)	–	(0.13)	–	8.76	(9.32)	20,958	1.04	1.47	1.04	60.60
Year Ended December 31, 2010 (c)	8.65	0.09	1.11	1.20	(0.07)	–	(0.07)	–	9.78	14.14	23,605	1.07	1.02	1.07	73.62
Year Ended December 31, 2009 (c)	6.44	0.09	2.21	2.30	(0.07)	(0.02)	(0.09)	–	8.65	36.51	19,732	0.95	1.26	0.95	68.15

Class II Shares
Year Ended December 31, 2013 (c)	$10.05	$0.12	$2.01	$2.13	$(0.13)	$–	$(0.13)	$–	$12.05	21.27%	$12,609	1.15%	1.14%	1.15%	57.20%
Year Ended December 31, 2012 (c)	8.74	0.10	1.26	1.36	(0.05)	–	(0.05)	–	10.05	15.57	10,396	1.16	1.06	1.16	56.29
Year Ended December 31, 2011 (c)	9.76	0.12	(1.03)	(0.91)	(0.11)	–	(0.11)	–	8.74	(9.57)	8,994	1.28	1.23	1.28	60.60
Year Ended December 31, 2010 (c)	8.63	0.06	1.12	1.18	(0.05)	–	(0.05)	–	9.76	13.83	9,923	1.32	0.73	1.32	73.62
Year Ended December 31, 2009 (c)	6.43	0.08	2.20	2.28	(0.06)	(0.02)	(0.08)	–	8.63	36.34	8,736	1.20	1.14	1.20	68.15

Class III Shares*
Year Ended December 31, 2013 (c)	$10.06	$0.14	$2.00	$2.14	$(0.14)	$–	$(0.14)	$–	$12.06	21.34%	$115,819,625	1.06%	1.26%	1.06%	57.20%
Year Ended December 31, 2012 (c)	8.74	0.11	1.27	1.38	(0.06)	–	(0.06)	–	10.06	15.78	108,574,741	1.06	1.20	1.06	56.29
Year Ended December 31, 2011 (c)	9.76	0.14	(1.03)	(0.89)	(0.13)	–	(0.13)	–	8.74	(9.37)	108,897,973	1.06	1.49	1.06	60.60
Year Ended December 31, 2010 (c)	8.64	0.09	1.10	1.19	(0.07)	–	(0.07)	–	9.76	14.04	140,613,327	1.09	1.00	1.09	73.62
Year Ended December 31, 2009 (c)	6.43	0.04	2.26	2.30	(0.07)	(0.02)	(0.09)	–	8.64	36.46	152,134,438	1.08	0.48	1.08	68.15

Class VI Shares+
Year Ended December 31, 2013 (c)	$10.04	$0.11	$2.00	$2.11	$(0.11)	$–	$(0.11)	$–	$12.04	21.08%	$167,668,471	1.31%	1.02%	1.31%	57.20%
Year Ended December 31, 2012 (c)	8.72	0.09	1.26	1.35	(0.03)	–	(0.03)	–	10.04	15.52	163,124,644	1.31	0.95	1.31	56.29
Year Ended December 31, 2011 (c)	9.74	0.12	(1.04)	(0.92)	(0.10)	–	(0.10)	–	8.72	(9.62)	168,494,297	1.31	1.21	1.31	60.60
Year Ended December 31, 2010 (c)	8.62	0.07	1.10	1.17	(0.05)	–	(0.05)	–	9.74	13.80	198,793,414	1.34	0.76	1.34	73.62
Year Ended December 31, 2009 (c)	6.42	0.07	2.20	2.27	(0.05)	(0.02)	(0.07)	–	8.62	36.11	271,040,423	1.35	1.02	1.35	68.15

Class Y Shares
Year Ended December 31, 2013 (c)	$10.08	$0.15	$2.01	$2.16	$(0.16)	$–	$(0.16)	$–	$12.08	21.48%	$749,362,850	0.91%	1.39%	0.91%	57.20%
Year Ended December 31, 2012 (c)	8.76	0.12	1.27	1.39	(0.07)	–	(0.07)	–	10.08	15.92	594,737,575	0.91	1.32	0.91	56.29
Year Ended December 31, 2011 (c)	9.78	0.15	(1.03)	(0.88)	(0.14)	–	(0.14)	–	8.76	(9.20)	485,228,366	0.91	1.55	0.91	60.60
Year Ended December 31, 2010 (c)	8.65	0.09	1.12	1.21	(0.08)	–	(0.08)	–	9.78	14.26	392,619,520	0.93	0.99	0.93	73.62
Year Ended December 31, 2009 (c)	6.43	0.09	2.22	2.31	(0.07)	(0.02)	(0.09)	–	8.65	36.71	162,330,746	0.95	1.26	0.95	68.15

Amounts designated as " – " are zero or have been rounded to zero.

*	Effective April 28, 2014, Class III Shares were converted to Class I Shares.
+	Effective April 28, 2014, Class VI Shares were converted to Class II Shares.
(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

66

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$9.78	$0.20	$1.88	$2.08	$(0.25)	$(0.25)	$–	$11.61	21.41%	$1,722,688	0.92%	1.90%	0.94%	35.44%
Year Ended December 31, 2012 (c)	8.37	0.27	1.18	1.45	(0.04)	(0.04)	–	9.78	17.29	823,811	0.93	2.97	0.95	68.36
Year Ended December 31, 2011 (c)	10.18	0.25	(1.87)	(1.62)	(0.19)	(0.19)	–	8.37	(16.24)	767,343	0.94	2.56	0.95	53.15
Year Ended December 31, 2010 (c)	9.83	0.17	0.40	0.57	(0.22)	(0.22)	–	10.18	6.19	1,162,118	0.99	1.74	0.99	51.74
Year Ended December 31, 2009 (c)	7.73	0.20	2.08	2.28	(0.18)	(0.18)	–	9.83	29.86	1,395,791	1.03	2.37	1.03	103.22

Class II Shares
Year Ended December 31, 2013 (c)	$9.75	$0.19	$1.85	$2.04	$(0.24)	$(0.24)	$–	$11.55	21.05%	$519,990	1.17%	1.83%	1.19%	35.44%
Year Ended December 31, 2012 (c)	8.34	0.24	1.18	1.42	(0.01)	(0.01)	–	9.75	17.05	519,568	1.18	2.70	1.20	68.36
Year Ended December 31, 2011 (c)	10.13	0.23	(1.86)	(1.63)	(0.16)	(0.16)	–	8.34	(16.41)	562,055	1.19	2.32	1.20	53.15
Year Ended December 31, 2010 (c)	9.79	0.14	0.40	0.54	(0.20)	(0.20)	–	10.13	5.89	884,879	1.24	1.52	1.24	51.74
Year Ended December 31, 2009 (c)	7.70	0.18	2.07	2.25	(0.16)	(0.16)	–	9.79	29.51	1,035,457	1.28	2.16	1.28	103.22

Class III Shares*
Year Ended December 31, 2013 (c)	$9.74	$0.22	$1.85	$2.07	$(0.24)	$(0.24)	$–	$11.57	21.42%	$41,390,652	0.92%	2.06%	0.94%	35.44%
Year Ended December 31, 2012 (c)	8.34	0.27	1.17	1.44	(0.04)	(0.04)	–	9.74	17.24	37,634,437	0.93	2.98	0.95	68.36
Year Ended December 31, 2011 (c)	10.14	0.25	(1.86)	(1.61)	(0.19)	(0.19)	–	8.34	(16.11)	36,772,087	0.94	2.55	0.95	53.15
Year Ended December 31, 2010 (c)	9.79	0.16	0.41	0.57	(0.22)	(0.22)	–	10.14	6.11	49,781,801	0.99	1.74	0.99	51.74
Year Ended December 31, 2009 (c)	7.70	0.20	2.07	2.27	(0.18)	(0.18)	–	9.79	29.84	54,613,978	1.03	2.42	1.03	103.22

Class IV Shares
Year Ended December 31, 2013 (c)	$9.77	$0.22	$1.86	$2.08	$(0.24)	$(0.24)	$–	$11.61	21.45%	$15,058,439	0.92%	2.07%	0.94%	35.44%
Year Ended December 31, 2012 (c)	8.37	0.27	1.17	1.44	(0.04)	(0.04)	–	9.77	17.16	14,474,909	0.93	3.00	0.95	68.36
Year Ended December 31, 2011 (c)	10.17	0.25	(1.86)	(1.61)	(0.19)	(0.19)	–	8.37	(16.16)	15,762,492	0.94	2.55	0.95	53.15
Year Ended December 31, 2010 (c)	9.82	0.17	0.40	0.57	(0.22)	(0.22)	–	10.17	6.19	23,937,112	0.99	1.77	0.99	51.74
Year Ended December 31, 2009 (c)	7.72	0.20	2.08	2.28	(0.18)	(0.18)	–	9.82	29.89	26,722,773	1.03	2.40	1.03	103.22

Class VI Shares+
Year Ended December 31, 2013 (c)	$9.68	$0.19	$1.84	$2.03	$(0.24)	$(0.24)	$–	$11.47	21.10%	$70,595,774	1.17%	1.83%	1.19%	35.44%
Year Ended December 31, 2012 (c)	8.29	0.24	1.16	1.40	(0.01)	(0.01)	–	9.68	16.95	62,350,714	1.18	2.72	1.20	68.36
Year Ended December 31, 2011 (c)	10.08	0.22	(1.84)	(1.62)	(0.17)	(0.17)	–	8.29	(16.40)	54,349,211	1.19	2.25	1.20	53.15
Year Ended December 31, 2010 (c)	9.75	0.14	0.40	0.54	(0.21)	(0.21)	–	10.08	5.85	59,211,692	1.23	1.45	1.23	51.74
Year Ended December 31, 2009 (c)	7.67	0.21	2.03	2.24	(0.16)	(0.16)	–	9.75	29.49	46,170,735	1.29	2.78	1.29	103.22

Class Y Shares
Year Ended December 31, 2013 (c)	$9.77	$0.23	$1.86	$2.09	$(0.26)	$(0.26)	$–	$11.60	21.53%	$921,221,935	0.77%	2.18%	0.79%	35.44%
Year Ended December 31, 2012 (c)	8.36	0.28	1.18	1.46	(0.05)	(0.05)	–	9.77	17.49	755,742,787	0.78	3.08	0.80	68.36
Year Ended December 31, 2011 (c)	10.17	0.24	(1.85)	(1.61)	(0.20)	(0.20)	–	8.36	(16.10)	599,252,325	0.80	2.55	0.81	53.15
Year Ended December 31, 2010 (c)	9.82	0.17	0.41	0.58	(0.23)	(0.23)	–	10.17	6.32	385,213,318	0.83	1.75	0.83	51.74
Year Ended December 31, 2009 (c)	7.72	0.20	2.09	2.29	(0.19)	(0.19)	–	9.82	30.09	161,542,762	0.87	2.38	0.87	103.22

Amounts designated as “ – ” are zero or have been rounded to zero.

*	Effective April 28, 2014, Class III Shares were converted to Class I Shares.
+	Effective April 28, 2014, Class VI Shares were converted to Class II Shares.
(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

67

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER LARGE CAP GROWTH FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$10.54	$0.08	$3.48	$3.56	$(0.09)	$(0.87)	$–	$(0.96)	$13.14	34.74%	$66,446,033	0.81%	0.65%	0.83%	52.44%
Year Ended December 31, 2012 (c)	9.33	0.07	1.45	1.52	(0.05)	(0.26)	–	(0.31)	10.54	16.35	55,625,506	0.82	0.68	0.85	108.38
Year Ended December 31, 2011 (c)	9.61	–	(0.28)	(0.28)	–	–	–	–	9.33	(2.91)	58,971,210	0.85	0.04	0.85	82.82
Year Ended December 31, 2010 (c)	8.69	0.01	1.33	1.34	–	(0.39)	(0.03)	(0.42)	9.61	15.51	71,781,139	0.88	0.14	0.88	127.66
Year Ended December 31, 2009 (c)	6.74	0.07	1.93	2.00	(0.05)	–	–	(0.05)	8.69	29.78	20,865,015	0.90	0.80	0.90	122.44

Class II Shares
Year Ended December 31, 2013 (c)	$10.49	$0.05	$3.46	$3.51	$(0.06)	$(0.87)	$–	$(0.93)	$13.07	34.41%	$130,550,750	1.06%	0.40%	1.08%	52.44%
Year Ended December 31, 2012 (c)	9.28	0.04	1.45	1.49	(0.02)	(0.26)	–	(0.28)	10.49	16.14	108,083,342	1.07	0.42	1.10	108.38
Year Ended December 31, 2011 (c)	9.59	(0.02)	(0.29)	(0.31)	–	–	–	–	9.28	(3.23)	114,643,648	1.10	(0.20)	1.10	82.82
Year Ended December 31, 2010 (c)	8.68	(0.01)	1.34	1.33	–	(0.39)	(0.03)	(0.42)	9.59	15.36	131,434,049	1.14	(0.09)	1.14	127.66
Year Ended December 31, 2009 (c)	6.74	0.04	1.93	1.97	(0.03)	–	–	(0.03)	8.68	29.35	166,476,068	1.14	0.52	1.14	122.44

Class Y Shares
Year Ended December 31, 2013 (c)	$10.56	$0.10	$3.49	$3.59	$(0.11)	$(0.87)	$–	$(0.98)	$13.17	34.95%	$1,342,750,198	0.66%	0.80%	0.68%	52.44%
Year Ended December 31, 2012 (c)	9.34	0.09	1.46	1.55	(0.07)	(0.26)	–	(0.33)	10.56	16.63	1,030,008,765	0.67	0.86	0.70	108.38
Year Ended December 31, 2011 (c)	9.63	0.02	(0.29)	(0.27)	(0.02)	–	–	(0.02)	9.34	(2.84)	850,885,246	0.70	0.21	0.70	82.82
Year Ended December 31, 2010 (c)	8.70	0.02	1.35	1.37	(0.02)	(0.39)	(0.03)	(0.44)	9.63	15.74	715,030,071	0.73	0.27	0.73	127.66
Year Ended December 31, 2009 (c)	6.74	0.06	1.96	2.02	(0.06)	–	–	(0.06)	8.70	30.07	285,373,595	0.75	0.84	0.75	122.44

Amounts designated as “ – “ are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

68

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER LARGE CAP VALUE FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$9.37	$0.14	$3.12	$3.26	$(0.15)	$(0.56)	$(0.71)	$11.92	35.44%	$30,310,006	0.79%	1.28%	0.83%	62.79%
Year Ended December 31, 2012 (c)	8.06	0.16	1.27	1.43	(0.12)	–	(0.12)	9.37	17.81	24,456,461	0.81	1.78	0.84	100.78
Year Ended December 31, 2011 (c)	8.98	0.11	(0.63)	(0.52)	(0.10)	(0.30)	(0.40)	8.06	(5.83)	23,554,161	0.84	1.21	0.84	81.38
Year Ended December 31, 2010 (c)	8.35	0.08	1.00	1.08	(0.06)	(0.39)	(0.45)	8.98	13.05	32,095,261	0.88	0.98	0.88	107.33
Year Ended December 31, 2009 (c)	6.62	0.10	1.71	1.81	(0.08)	–	(0.08)	8.35	27.59	6,982,599	0.89	1.28	0.89	95.68

Class II Shares
Year Ended December 31, 2013 (c)	$9.35	$0.11	$3.11	$3.22	$(0.13)	$(0.56)	$(0.69)	$11.88	35.03%	$77,321,711	1.04%	1.04%	1.08%	62.79%
Year Ended December 31, 2012 (c)	8.04	0.14	1.27	1.41	(0.10)	–	(0.10)	9.35	17.59	55,429,721	1.06	1.55	1.09	100.78
Year Ended December 31, 2011 (c)	8.96	0.08	(0.62)	(0.54)	(0.08)	(0.30)	(0.38)	8.04	(6.09)	48,441,288	1.10	0.96	1.10	81.38
Year Ended December 31, 2010 (c)	8.34	0.05	1.01	1.06	(0.05)	(0.39)	(0.44)	8.96	12.75	51,567,612	1.13	0.64	1.13	107.33
Year Ended December 31, 2009 (c)	6.61	0.08	1.72	1.80	(0.07)	–	(0.07)	8.34	27.41	49,508,983	1.14	1.04	1.14	95.68

Class Y Shares
Year Ended December 31, 2013 (c)	$9.39	$0.16	$3.12	$3.28	$(0.17)	$(0.56)	$(0.73)	$11.94	35.54%	$1,659,415,570	0.64%	1.44%	0.68%	62.79%
Year Ended December 31, 2012 (c)	8.07	0.17	1.29	1.46	(0.14)	–	(0.14)	9.39	18.09	1,299,605,900	0.66	1.95	0.69	100.78
Year Ended December 31, 2011 (c)	8.99	0.13	(0.64)	(0.51)	(0.11)	(0.30)	(0.41)	8.07	(5.69)	1,053,272,000	0.70	1.44	0.70	81.38
Year Ended December 31, 2010 (c)	8.35	0.09	1.01	1.10	(0.07)	(0.39)	(0.46)	8.99	13.29	719,851,866	0.73	1.06	0.73	107.33
Year Ended December 31, 2009 (c)	6.62	0.11	1.71	1.82	(0.09)	–	(0.09)	8.35	27.77	285,142,120	0.74	1.50	0.74	95.68

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

69

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER MID CAP GROWTH FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions				Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$10.64	$(0.04)	$4.10	$4.06	$(0.94)	$(0.94)	$13.76	38.94%	$450,532,901	0.85%	(0.30)%	0.88%	66.14%
Year Ended December 31, 2012 (c)	10.19	–	1.52	1.52	(1.07)	(1.07)	10.64	14.90	369,497,291	0.87	–	0.89	79.49
Year Ended December 31, 2011 (c)	10.64	(0.05)	(0.40)	(0.45)	–	–	10.19	(4.23)	377,848,284	0.89	(0.44)	0.89	139.33
Year Ended December 31, 2010 (c)	8.39	(0.02)	2.27	2.25	–	–	10.64	26.82	465,324,931	0.90	(0.23)	0.92	85.24
Year Ended December 31, 2009 (c)	6.61	(0.02)	1.80	1.78	–	–	8.39	27.12	434,045,905	0.89	(0.31)	0.90	146.76

Class II Shares
Year Ended December 31, 2013 (c)	$10.50	$(0.07)	$4.04	$3.97	$(0.94)	$(0.94)	$13.53	38.60%	$145,700,915	1.10%	(0.55)%	1.13%	66.14%
Year Ended December 31, 2012 (c)	10.09	(0.03)	1.51	1.48	(1.07)	(1.07)	10.50	14.64	126,506,762	1.12	(0.24)	1.14	79.49
Year Ended December 31, 2011 (c)	10.56	(0.07)	(0.40)	(0.47)	–	–	10.09	(4.45)	135,634,593	1.14	(0.69)	1.14	139.33
Year Ended December 31, 2010 (c)	8.35	(0.04)	2.25	2.21	–	–	10.56	26.47	163,001,390	1.15	(0.47)	1.17	85.24
Year Ended December 31, 2009 (c)	6.59	(0.04)	1.80	1.76	–	–	8.35	26.71	176,404,557	1.15	(0.56)	1.18	146.76

Class Y Shares
Year Ended December 31, 2013 (c)	$10.69	$(0.03)	$4.11	$4.08	$(0.94)	$(0.94)	$13.83	38.95%	$389,844,994	0.78%	(0.23)%	0.81%	66.14%
Year Ended December 31, 2012 (c)	10.22	0.01	1.53	1.54	(1.07)	(1.07)	10.69	15.07	291,409,944	0.80	0.09	0.82	79.49
Year Ended December 31, 2011 (c)	10.66	(0.04)	(0.40)	(0.44)	–	–	10.22	(4.13)	256,294,969	0.82	(0.37)	0.82	139.33
Year Ended December 31, 2010 (c)	8.41	(0.01)	2.26	2.25	–	–	10.66	26.75	288,919,846	0.83	(0.12)	0.84	85.24
Year Ended December 31, 2009 (c)	6.61	(0.02)	1.82	1.80	–	–	8.41	27.23	113,349,997	0.83	(0.24)	0.85	146.76

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

70

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER MID CAP VALUE FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$10.32	$0.17	$3.48	$3.65	$(0.17)	$(0.58)	$(0.75)	$13.22	35.85%	$452,260	0.90%	1.39%	0.95%	113.76%
Year Ended December 31, 2012 (c)	9.92	0.19	1.42	1.61	(0.14)	(1.07)	(1.21)	10.32	16.65	128,695	0.79	1.81	0.82	101.64
Year Ended December 31, 2011 (c)	10.29	0.12	(0.34)	(0.22)	(0.11)	(0.04)	(0.15)	9.92	(2.08)	76,777	0.83	1.19	0.83	100.01
Year Ended December 31, 2010 (c)	9.13	0.12	1.66	1.78	(0.14)	(0.48)	(0.62)	10.29	19.67	82,150	0.96	1.20	0.97	114.03
Year Ended December 31, 2009 (c)	7.07	0.13	2.03	2.16	(0.10)	–	(0.10)	9.13	30.76	9,371	0.91	1.70	0.95	224.72

Class II Shares
Year Ended December 31, 2013 (c)	$10.33	$0.14	$3.50	$3.64	$(0.15)	$(0.58)	$(0.73)	$13.24	35.68%	$445,255,404	1.02%	1.16%	1.07%	113.76%
Year Ended December 31, 2012 (c)	9.93	0.16	1.43	1.59	(0.12)	(1.07)	(1.19)	10.33	16.35	372,215,249	1.05	1.51	1.07	101.64
Year Ended December 31, 2011 (c)	10.30	0.10	(0.34)	(0.24)	(0.09)	(0.04)	(0.13)	9.93	(2.32)	380,200,468	1.07	0.95	1.07	100.01
Year Ended December 31, 2010 (c)	9.13	0.14	1.64	1.78	(0.13)	(0.48)	(0.61)	10.30	19.63	451,700,368	1.07	1.42	1.10	114.03
Year Ended December 31, 2009 (c)	7.07	0.11	2.03	2.14	(0.08)	–	(0.08)	9.13	30.47	479,483,845	1.08	1.35	1.11	224.72

Class Y Shares
Year Ended December 31, 2013 (c)	$10.34	$0.17	$3.50	$3.67	$(0.18)	$(0.58)	$(0.76)	$13.25	35.97%	$617,701,603	0.76%	1.43%	0.81%	113.76%
Year Ended December 31, 2012 (c)	9.93	0.19	1.43	1.62	(0.14)	(1.07)	(1.21)	10.34	16.73	476,977,907	0.79	1.81	0.81	101.64
Year Ended December 31, 2011 (c)	10.30	0.13	(0.35)	(0.22)	(0.11)	(0.04)	(0.15)	9.93	(2.06)	367,586,880	0.81	1.26	0.81	100.01
Year Ended December 31, 2010 (c)	9.14	0.16	1.64	1.80	(0.16)	(0.48)	(0.64)	10.30	19.81	284,817,077	0.81	1.70	0.83	114.03
Year Ended December 31, 2009 (c)	7.07	0.13	2.04	2.17	(0.10)	–	(0.10)	9.14	30.90	113,186,682	0.82	1.62	0.85	224.72

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

71

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER SMALL CAP GROWTH FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$17.39	$(0.12)	$7.72	$7.60	$(1.17)	$(1.17)	$–	$23.82	44.29%	$60,034,897	1.11%	(0.60)%	1.21%	119.53%
Year Ended December 31, 2012 (c)	15.33	(0.07)	2.13	2.06	–	–	–	17.39	13.44	47,434,273	1.16	(0.44)	1.22	82.85
Year Ended December 31, 2011 (c)	15.43	(0.14)	0.04	(0.10)	–	–	–	15.33	(0.65)	49,505,219	1.13	(0.85)	1.16	104.88
Year Ended December 31, 2010 (c)	12.30	(0.12)	3.25	3.13	–	–	–	15.43	25.45	58,023,723	1.22	(0.93)	1.22	101.39
Year Ended December 31, 2009 (c)	9.65	(0.10)	2.75	2.65	–	–	–	12.30	27.46	50,456,742	1.28	(1.02)	1.28	115.90

Class II Shares
Year Ended December 31, 2013 (c)	$16.93	$(0.17)	$7.51	$7.34	$(1.17)	$(1.17)	$–	$23.10	43.95%	$25,728,995	1.36%	(0.85)%	1.46%	119.53%
Year Ended December 31, 2012 (c)	14.97	(0.11)	2.07	1.96	–	–	–	16.93	13.09	18,638,352	1.41	(0.69)	1.47	82.85
Year Ended December 31, 2011 (c)	15.10	(0.17)	0.04	(0.13)	–	–	–	14.97	(0.86)	22,549,222	1.39	(1.10)	1.42	104.88
Year Ended December 31, 2010 (c)	12.07	(0.15)	3.18	3.03	–	–	–	15.10	25.10	17,719,132	1.47	(1.18)	1.47	101.39
Year Ended December 31, 2009 (c)	9.49	(0.13)	2.71	2.58	–	–	–	12.07	27.19	13,225,952	1.53	(1.28)	1.53	115.90

Class III Shares*
Year Ended December 31, 2013 (c)	$17.29	$(0.13)	$7.70	$7.57	$(1.17)	$(1.17)	$–	$23.69	44.37%	$1,755,284	1.11%	(0.61)%	1.21%	119.53%
Year Ended December 31, 2012 (c)	15.25	(0.07)	2.11	2.04	–	–	–	17.29	13.38	547,000	1.16	(0.42)	1.22	82.85
Year Ended December 31, 2011 (c)	15.35	(0.14)	0.04	(0.10)	–	–	–	15.25	(0.65)	528,163	1.16	(0.86)	1.19	104.88
Year Ended December 31, 2010 (c)	12.24	(0.12)	3.23	3.11	–	–	–	15.35	25.41	543,205	1.22	(0.92)	1.22	101.39
Year Ended December 31, 2009 (c)	9.59	(0.10)	2.75	2.65	–	–	–	12.24	27.63	248,694	1.28	(1.04)	1.28	115.90

Class Y Shares
Year Ended December 31, 2013 (c)	$17.51	$(0.09)	$7.79	$7.70	$(1.17)	$(1.17)	$–	$24.04	44.56%	$143,033,972	0.96%	(0.44)%	1.06%	119.53%
Year Ended December 31, 2012 (c)	15.42	(0.05)	2.14	2.09	–	–	–	17.51	13.55	96,759,887	1.01	(0.30)	1.07	82.85
Year Ended December 31, 2011 (c)	15.50	(0.12)	0.04	(0.08)	–	–	–	15.42	(0.52)	100,833,847	1.04	(0.74)	1.07	104.88
Year Ended December 31, 2010 (c)	12.34	(0.10)	3.26	3.16	–	–	–	15.50	25.61	79,316,438	1.07	(0.75)	1.07	101.39
Year Ended December 31, 2009 (c)	9.66	(0.09)	2.77	2.68	–	–	–	12.34	27.74	30,087,335	1.12	(0.88)	1.12	115.90

Amounts designated as “ – ” are zero or have been rounded to zero.

*	Effective April 28, 2014, Class III Shares were converted to Class I Shares.
(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

72

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER SMALL CAP VALUE FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$11.81	$0.10	$4.65	$4.75	$(0.12)	$(0.12)	$–	$16.44	40.28	% (d)	$210,852,823	1.06%	0.73%	1.09%	52.17%
Year Ended December 31, 2012 (c)	9.88	0.12	1.91	2.03	(0.10)	(0.10)	–	11.81	20.44		169,293,150	1.06	1.07	1.10	33.12
Year Ended December 31, 2011 (c)	10.45	0.04	(0.57)	(0.53)	(0.04)	(0.04)	–	9.88	(5.07)		166,500,971	1.10	0.40	1.11	77.92
Year Ended December 31, 2010 (c)	8.30	0.07	2.13	2.20	(0.05)	(0.05)	–	10.45	26.60		220,041,173	1.12	0.76	1.12	45.72
Year Ended December 31, 2009 (c)	6.62	0.06	1.66	1.72	(0.04)	(0.04)	–	8.30	26.22		208,335,958	1.16	0.82	1.16	62.55

Class II Shares
Year Ended December 31, 2013 (c)	$11.63	$0.07	$4.58	$4.65	$(0.09)	$(0.09)	$–	$16.19	40.02%		$39,094,138	1.30%	0.49%	1.34%	52.17%
Year Ended December 31, 2012 (c)	9.72	0.09	1.88	1.97	(0.06)	(0.06)	–	11.63	20.30		25,451,386	1.31	0.82	1.35	33.12
Year Ended December 31, 2011 (c)	10.31	0.02	(0.58)	(0.56)	(0.03)	(0.03)	–	9.72	(5.45)		24,188,053	1.35	0.17	1.36	77.92
Year Ended December 31, 2010 (c)	8.18	0.04	2.12	2.16	(0.03)	(0.03)	–	10.31	26.47		28,320,389	1.37	0.50	1.37	45.72
Year Ended December 31, 2009 (c)	6.54	0.03	1.65	1.68	(0.04)	(0.04)	–	8.18	25.86		30,352,462	1.40	0.45	1.40	62.55

Class III Shares*
Year Ended December 31, 2013 (c)	$11.82	$0.11	$4.66	$4.77	$(0.13)	$(0.13)	$–	$16.46	40.38%		$2,761,983	1.05%	0.77%	1.09%	52.17%
Year Ended December 31, 2012 (c)	9.89	0.12	1.91	2.03	(0.10)	(0.10)	–	11.82	20.58		1,001,925	1.06	1.12	1.10	33.12
Year Ended December 31, 2011 (c)	10.47	0.04	(0.58)	(0.54)	(0.04)	(0.04)	–	9.89	(5.16)		681,418	1.10	0.38	1.11	77.92
Year Ended December 31, 2010 (c)	8.32	0.09	2.11	2.20	(0.05)	(0.05)	–	10.47	26.57		1,076,358	1.12	0.96	1.12	45.72
Year Ended December 31, 2009 (c)	6.63	0.06	1.67	1.73	(0.04)	(0.04)	–	8.32	26.33		502,519	1.16	0.84	1.16	62.55

Class IV Shares
Year Ended December 31, 2013 (c)	$11.80	$0.10	$4.66	$4.76	$(0.12)	$(0.12)	$–	$16.44	40.40%		$27,139,734	1.06%	0.73%	1.09%	52.17%
Year Ended December 31, 2012 (c)	9.87	0.12	1.91	2.03	(0.10)	(0.10)	–	11.80	20.58		21,696,842	1.06	1.08	1.10	33.12
Year Ended December 31, 2011 (c)	10.45	0.04	(0.58)	(0.54)	(0.04)	(0.04)	–	9.87	(5.17)		20,454,978	1.10	0.42	1.11	77.92
Year Ended December 31, 2010 (c)	8.30	0.07	2.13	2.20	(0.05)	(0.05)	–	10.45	26.61		24,035,927	1.12	0.77	1.12	45.72
Year Ended December 31, 2009 (c)	6.61	0.06	1.67	1.73	(0.04)	(0.04)	–	8.30	26.41		23,201,040	1.16	0.83	1.16	62.55

Class Y Shares
Year Ended December 31, 2013 (c)	$11.82	$0.13	$4.65	$4.78	$(0.14)	$(0.14)	$–	$16.46	40.53%		$281,471,710	0.91%	0.88%	0.94%	52.17%
Year Ended December 31, 2012 (c)	9.90	0.14	1.90	2.04	(0.12)	(0.12)	–	11.82	20.68		207,560,388	0.91	1.26	0.95	33.12
Year Ended December 31, 2011 (c)	10.47	0.07	(0.59)	(0.52)	(0.05)	(0.05)	–	9.90	(4.99)		148,283,331	0.95	0.71	0.96	77.92
Year Ended December 31, 2010 (c)	8.31	0.11	2.12	2.23	(0.07)	(0.07)	–	10.47	26.87		79,659,279	0.97	1.22	0.97	45.72
Year Ended December 31, 2009 (c)	6.61	0.05	1.69	1.74	(0.04)	(0.04)	–	8.31	26.60		30,053,556	1.00	0.67	1.00	62.55

Amounts designated as “ – ” are zero or have been rounded to zero.

*	Effective April 28, 2014, Class III shares were converted to Class I Shares.
(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

73

FINANCIAL HIGHLIGHTS: NVIT MULTI-MANAGER SMALL COMPANY FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$19.57	$0.01	$7.99	$8.00	$(0.03)	$(0.03)	$–	$27.54	40.91%		$332,146,172	1.08%	0.05%	1.13%	57.65%
Year Ended December 31, 2012 (c)	16.97	0.09	2.54	2.63	(0.03)	(0.03)	–	19.57	15.50		310,267,734	1.11	0.50	1.16	69.03
Year Ended December 31, 2011 (c)	18.05	(0.01)	(0.98)	(0.99)	(0.09)	(0.09)	–	16.97	(5.56)		275,298,485	1.16	(0.06)	1.17	114.47
Year Ended December 31, 2010 (c)	14.45	0.08	3.57	3.65	(0.05)	(0.05)	–	18.05	25.32		360,470,763	1.18	0.50	1.18	68.84
Year Ended December 31, 2009 (c)	10.76	0.04	3.68	3.72	(0.03)	(0.03)	–	14.45	34.70		352,187,874	1.19	0.38	1.19	77.10

Class II Shares
Year Ended December 31, 2013 (c)	$19.07	$(0.04)	$7.77	$7.73	$(0.03)	$(0.03)	$–	$26.77	40.55%		$55,277,965	1.33%	(0.20)%	1.38%	57.65%
Year Ended December 31, 2012 (c)	16.55	0.05	2.47	2.52	–	–	–	19.07	15.23		46,480,380	1.36	0.26	1.41	69.03
Year Ended December 31, 2011 (c)	17.64	(0.05)	(0.96)	(1.01)	(0.08)	(0.08)	–	16.55	(5.80)		44,853,662	1.41	(0.30)	1.42	114.47
Year Ended December 31, 2010 (c)	14.13	0.04	3.48	3.52	(0.01)	(0.01)	–	17.64	24.98		53,716,945	1.43	0.26	1.43	68.84
Year Ended December 31, 2009 (c)	10.53	0.02	3.60	3.62	(0.02)	(0.02)	–	14.13	34.43		48,640,531	1.44	0.18	1.44	77.10

Class III Shares*
Year Ended December 31, 2013 (c)	$19.61	$0.01	$8.02	$8.03	$(0.04)	$(0.04)	$–	$27.60	40.95%		$3,427,717	1.08%	0.05%	1.13%	57.65%
Year Ended December 31, 2012 (c)	17.01	0.10	2.53	2.63	(0.03)	(0.03)	–	19.61	15.48		2,723,797	1.11	0.54	1.16	69.03
Year Ended December 31, 2011 (c)	18.10	(0.01)	(0.99)	(1.00)	(0.09)	(0.09)	–	17.01	(5.55)		2,598,385	1.16	(0.06)	1.17	114.47
Year Ended December 31, 2010 (c)	14.48	0.09	3.58	3.67	(0.05)	(0.05)	–	18.10	25.35		2,984,634	1.18	0.58	1.18	68.84
Year Ended December 31, 2009 (c)	10.78	0.04	3.69	3.73	(0.03)	(0.03)	–	14.48	34.73		2,523,106	1.19	0.35	1.19	77.10

Class IV Shares
Year Ended December 31, 2013 (c)	$19.56	$0.01	$8.00	$8.01	$(0.04)	$(0.04)	$–	$27.53	40.95%		$23,642,766	1.08%	0.05%	1.13%	57.65%
Year Ended December 31, 2012 (c)	16.96	0.09	2.54	2.63	(0.03)	(0.03)	–	19.56	15.51		19,519,832	1.11	0.50	1.16	69.03
Year Ended December 31, 2011 (c)	18.05	(0.01)	(0.99)	(1.00)	(0.09)	(0.09)	–	16.96	(5.56)		19,488,197	1.16	(0.06)	1.17	114.47
Year Ended December 31, 2010 (c)	14.44	0.08	3.58	3.66	(0.05)	(0.05)	–	18.05	25.34		23,631,715	1.18	0.50	1.18	66.84
Year Ended December 31, 2009 (c)	10.76	0.04	3.67	3.71	(0.03)	(0.03)	–	14.44	34.61		23,013,941	1.19	0.38	1.19	77.10

Class Y Shares
Year Ended December 31, 2013 (c)	$19.60	$0.05	$8.00	$8.05	$(0.07)	$(0.07)	$–	$27.58	41.11	% (d)	$114,559,894	0.93%	0.21%	0.98%	57.65%
Year Ended December 31, 2012 (c)	16.99	0.13	2.54	2.67	(0.06)	(0.06)	–	19.60	15.66		81,760,843	0.96	0.69	1.01	69.03
Year Ended December 31, 2011 (c)	18.06	0.03	(1.00)	(0.97)	(0.10)	(0.10)	–	16.99	(5.46)		66,835,171	1.00	0.15	1.02	114.47
Year Ended December 31, 2010 (c)	14.45	0.14	3.54	3.68	(0.07)	(0.07)	–	18.06	25.57		45,725,653	1.03	0.88	1.03	68.84
Year Ended December 31, 2009 (c)	10.76	0.05	3.68	3.73	(0.04)	(0.04)	–	14.45	34.80		17,171,892	1.03	0.43	1.03	77.10

Amounts designated as “ – ” are zero or have been rounded to zero.

*	Effective April 28, 2014, Class III Shares were converted to Class I Shares.
(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

74

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Information from Nationwide Funds

Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds’ investments:

—	Statement of Additional Information (incorporated by reference into this Prospectus)

—	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

—	Semiannual Reports

To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.

Information from the Securities and Exchange

Commission (“SEC”)

You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):

—	on the SEC’s EDGAR database via the Internet at www.sec.gov

—	by electronic request to publicinfo@sec.gov

—	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

—	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.

Nationwide Funds Group

1000 Continental Drive, Suite 400

King of Prussia, PA 19406

The Trust’s Investment Company Act File No.: 811-03213

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds,

Nationwide Funds Group and On Your Side are service

marks of Nationwide Mutual Insurance Company.

NPR-MM (4/14)	© 2014 Nationwide Funds Group. All rights reserved

Nationwide Variable Insurance Trust

Prospectus  April 30, 2014

Fund and Class
NVIT Investor Destinations Aggressive Fund Class II
NVIT Investor Destinations Aggressive Fund Class P
NVIT Investor Destinations Moderately Aggressive Fund Class II
NVIT Investor Destinations Moderately Aggressive Fund Class P
NVIT Investor Destinations Capital Appreciation Fund Class II
NVIT Investor Destinations Capital Appreciation Fund Class P
NVIT Investor Destinations Moderate Fund Class II
NVIT Investor Destinations Moderate Fund Class P
NVIT Investor Destinations Balanced Fund Class II
NVIT Investor Destinations Balanced Fund Class P
NVIT Investor Destinations Moderately Conservative Fund Class II
NVIT Investor Destinations Moderately Conservative Fund Class P
NVIT Investor Destinations Conservative Fund Class II
NVIT Investor Destinations Conservative Fund Class P

The Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

nationwide.com/mutualfundsnvit

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2	Fund Summaries
NVIT Investor Destinations Aggressive Fund
NVIT Investor Destinations Moderately Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund

30	How the Funds Invest
NVIT Investor Destinations Aggressive Fund
NVIT Investor Destinations Moderately Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund

35	Risks of Investing in the Funds

39	Fund Management

41	Investing with Nationwide Funds
Who Can Buy Shares of the Investor Destinations Funds
Purchase Price
Fair Value Pricing
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Monitoring of Trading Activity
Restrictions on Transactions
Distribution and Services Plans
Revenue Sharing
Additional Information about Fees and Expenses

45	Distributions and Taxes

46	Financial Highlights

53	Appendix
Additional Information about the Underlying Funds

1

FUND SUMMARY: NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND

Objective

The NVIT Investor Destinations Aggressive Fund (“Aggressive Fund” or the “Fund”) seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class II Shares	Class P Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.21%	0.06%
Acquired Fund Fees and Expenses	0.25%	0.25%
Total Annual Fund Operating Expenses	0.84%	0.69%

2

FUND SUMMARY: NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$86	$268	$466	$1,037
Class P shares	70	221	384	859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6.27% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Many Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for maximum growth of capital with an aggressive level of risk by investing heavily in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 62% of its net assets in U.S. stocks, approximately 28% in international stocks, and 10% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who are comfortable with assuming the risks associated with investing in a high percentage of stocks, including international stocks. The Fund is also designed for investors with long time horizons, who want to maximize their long-term returns and who have a high tolerance for possible short-term losses.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Management risk – the methods and analyses employed by the Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results and, as a result, the Fund could lose value or underperform.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds and receives advisory fees from such Underlying Funds, which is in addition to the advisory fee received from the Fund. Also, the fee received from an Underlying Fund is typically higher than the advisory fees paid by the Fund.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established

3

FUND SUMMARY: NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND (cont.)

companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poorly performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index, which is a representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Fund’s investment adviser has replaced the S&P 500® Index with the Russell 3000® Index as the Fund’s primary benchmark because the Russell 3000® Index includes small- and mid-capitalization stocks in addition to large-capitalization stocks. As of April 30, 2014, the Fund replaced the hypothetical composite index (the Former Aggressive Fund Composite Index) with the Aggressive Fund Composite Index. The Fund’s investment adviser believes that the Aggressive Fund Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Aggressive Fund Composite Index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:    18.77% – 2nd qtr. of 2009

Lowest Quarter:    -21.15% – 4th qtr. of 2008

The inception date for Class P shares is April 30, 2012. Pre-inception historical performance for Class P shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.

4

FUND SUMMARY: NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND (cont.)

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	10 Years
Class II Shares	27.25%	15.62%	7.12%
Class P Shares	27.39%	15.68%	7.14%
Russell 3000® Index (reflects no deduction for fees and expenses)	33.55%	18.71%	7.88%
S&P 500® Index (reflects no deductions for fees or expenses)	32.39%	17.94%	7.41%
Aggressive Fund Composite Index[1] (reflects no deductions for fees or expenses)	26.48%	15.61%	7.51%
Former Aggressive Fund Composite Index[2] (reflects no deductions for fees or expenses)	30.49%	17.33%	7.34%

1	The Aggressive Fund Composite Index is an unmanaged, hypothetical combination of Russell 3000® Index (60%), MSCI EAFE® Index (30%) and Barclays U.S. Aggregate Bond Index (10%).

2	The Former Aggressive Fund Composite Index is an unmanaged, hypothetical combination of S&P 500® Index (95%) and Barclays U.S. Aggregate Bond Index (5%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2007
Benjamin A. Richer	Director, Asset Strategies, NFA	Since 2014

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

5

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

Objective

The NVIT Investor Destinations Moderately Aggressive Fund (“Moderately Aggressive Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class II Shares	Class P Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.19%	0.04%
Acquired Fund Fees and Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	0.83%	0.68%

6

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$85	$265	$460	$1,025
Class P shares	69	218	379	847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6.13% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities (including mortgage-backed securities), as appropriate to its investment objective and strategies. Many Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for growth of capital, but also income, with a moderately aggressive level of risk by investing considerably in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 55% of its net assets in U.S. stocks, approximately 25% in international stocks and approximately 20% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for relatively aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Management risk – the methods and analyses employed by the Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results and, as a result, the Fund could lose value or underperform.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds and receives advisory fees from such Underlying Funds, which is in addition to the advisory fee received from the Fund. Also, the fee received from an Underlying Fund is typically higher than the advisory fees paid by the Fund.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger

7

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND (cont.)

companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Mortgage-backed securities risk – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Funds shares.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index, which is a representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Fund’s investment adviser has replaced the S&P 500® Index with the Russell 3000® Index as the Fund’s primary benchmark because the Russell 3000® Index includes small- and mid-capitalization stocks in addition to large-capitalization stocks. As of April 30, 2014, the Fund replaced the hypothetical composite index (the Former Moderately Aggressive Fund Composite Index) with the Moderately Aggressive Fund Composite Index. The Fund’s investment adviser believes that the Moderately Aggressive Fund Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Moderately Aggressive Fund Composite Index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these

8

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND (cont.)

amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:    15.84% – 2nd qtr. of 2009

Lowest Quarter:    -17.49% – 4th qtr. of 2008

The inception date for Class P shares is April 30, 2012. Pre-inception historical performance for Class P shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	10 Years
Class II Shares	22.38%	13.85%	6.71%
Class P Shares	22.56%	13.90%	6.73%
Russell 3000® Index (reflects no deduction for fees and expenses)	33.55%	18.71%	7.88%
S&P 500® Index (reflects no deduction for fees or expenses)	32.39%	17.94%	7.41%
Moderately Aggressive Fund Composite Index[1] (reflects no deduction for fees or expenses)	23.38%	14.46%	7.25%
Former Moderately Aggressive Fund Composite Index[2] (reflects no deduction for fees or expenses)	25.03%	15.2%	6.94%

1

The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical combination of Russell 3000® Index (55%), MSCI EAFE® Index (25%), Barclays U.S. Aggregate Bond Index (15%) and Barclays U.S. 1-3 Year Government/Credit Bond Index (5%).

2

The Former Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical combination of S&P 500® Index (80%), Barclays U.S. Aggregate Bond Index (15%) and Citigroup 3-Month U.S. Treasury Bill Index (5%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2007
Benjamin A. Richer	Director, Asset Strategies, NFA	Since 2014

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

9

FUND SUMMARY: NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND

Objective

The NVIT Investor Destinations Capital Appreciation Fund (“Capital Appreciation Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Investor Destinations Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the insurance contract prospectus.

	Class II Shares	Class P Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.19%	0.04%
Acquired Fund Fees and Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	0.83%	0.68%

10

FUND SUMMARY: NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$85	$265	$460	$1,025
Class P shares	69	218	379	847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.52% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Many Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for growth of capital, but also income, with a less aggressive level of risk by investing considerably in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. It also invests to a lesser extent in Underlying Funds that invest in fixed-income securities (including mortgage-backed securities) in order to generate investment income. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 50% of its net assets in U.S. stocks, approximately

20% in international stocks and approximately 30% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who want to emphasize capital growth over the long term, and who have a tolerance for possible short-term losses, but who also seek to reduce risk by including some investments offering investment income.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Management risk – the methods and analyses employed by the Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results and, as a result, the Fund could lose value or underperform.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds and receives advisory fees from such Underlying Funds, which is in addition to the advisory fee received from the Fund. Also, the fee received from an Underlying Fund is typically higher than the advisory fees paid by the Fund.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

11

FUND SUMMARY: NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND (cont.)

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Mortgage-backed securities risk – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total return to a hypothetical composite index, which is a representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Fund’s investment adviser has replaced the S&P 500® Index with the Russell 3000® Index as the Fund’s primary benchmark because the Russell 3000® Index includes small- and mid-capitalization stocks in addition to large-capitalization stocks. As of April 30, 2014, the Fund replaced the hypothetical composite index (the Former Capital Appreciation Fund Composite Index) with the Capital Appreciation Fund Composite Index. The Fund’s investment adviser believes that the Capital Appreciation Fund Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Capital Appreciation Fund Composite Index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by

12

FUND SUMMARY: NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND (cont.)

variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Average Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:    9.40% – 3rd qtr. of 2010

Lowest Quarter:    -11.73% – 3rd qtr. of 2011

The inception date for Class P shares is April 30, 2012. Pre-inception historical performance for Class P shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	Since Inception (March 25, 2009)
Class II Shares	19.49%	15.17%
Class P Shares	19.69%	15.23%
Russell 3000® Index (reflects no deduction for fees and expenses)	33.55%	22.40%
S&P 500® Index (reflects no deduction for fees or expenses)	32.39%	21.56%
Capital Appreciation Fund Composite Index[1] (reflects no deduction for fees or expenses)	20.33%	15.77%
Former Capital Appreciation Fund Composite Index[2] (reflects no deduction for fees or expenses)	21.52%	16.14%

1

The Capital Appreciation Fund Composite Index is an unmanaged, hypothetical combination of Russell 3000® Index (50%), MSCI EAFE® Index (20%), Barclays U.S. Aggregate Bond Index (20%) and Barclays U.S. 1-3 Year Government/Credit Bond Index (10%).

2

The Former Capital Appreciation Fund Composite Index is an unmanaged, hypothetical combination of S&P 500® Index (70%), Barclays U.S. Aggregate Bond Index (20%) and Citigroup 3-Month U.S. Treasury Bill Index (10%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2009
Benjamin A. Richer	Director, Asset Strategies, NFA	Since 2014

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

13

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATE FUND

Objective

The NVIT Investor Destinations Moderate Fund (“Moderate Fund” or the “Fund”) seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class II Shares	Class P Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.19%	0.04%
Acquired Fund Fees and Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	0.83%	0.68%

14

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$85	$265	$460	$1,025
Class P shares	69	218	379	847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9.30% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Many Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for a high level of total return with a moderate level of risk by investing a majority of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth, but also a considerable portion of its assets in Underlying Funds that invest in bonds (including mortgage-backed securities) in order to generate investment income. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 44% of its net assets in U.S. stocks, approximately 16% in international stocks and approximately 40% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Fund is also designed for investors who have a longer time horizon and who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Management risk – the methods and analyses employed by the Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results and, as a result, the Fund could lose value or underperform.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds and receives advisory fees from such Underlying Funds, which is in addition to the advisory fee received from the Fund. Also, the fee received from an Underlying Fund is typically higher than the advisory fees paid by the Fund.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

15

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATE FUND (cont.)

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Mortgage-backed securities risk – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Though its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index, which is a representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Fund’s investment adviser has replaced the S&P 500® Index with the Russell 3000® Index as the Fund’s primary benchmark because the Russell 3000® Index includes small- and mid-capitalization stocks in addition to large-capitalization stocks. As of April 30, 2014, the Fund replaced the hypothetical composite index (the Former Moderate Fund Composite Index) with the Moderate Fund Composite Index. The Fund’s investment adviser believes that the Moderate Fund Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Moderate Fund Composite Index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these

16

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATE FUND (cont.)

amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:    11.62% – 2nd qtr. of 2009

Lowest Quarter:    -12.64% – 4th qtr. of 2008

The inception date for Class P shares is April 30, 2012. Pre-inception historical performance for Class P shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.

Average Annual Total Returns

(For Periods Ended December 31,)

	1 Year	5 Years	10 Years
Class II Shares	16.63%	11.29%	5.93%
Class P Shares	16.78%	11.34%	5.96%
Russell 3000® Index (reflects no deduction for fees or expenses)	23.38%	14.46%	7.25%
S&P 500® Index (reflects no deduction for fees or expenses)	32.39%	17.94%	7.41%
Moderate Fund Composite Index[1] (reflects no deduction for fees or expenses)	17.34%	12.06%	6.62%
Former Moderate Fund Composite Index[2] (reflects no deduction for fees or expenses)	18.09%	12.12%	6.19%

1

The Moderate Fund Composite Index is an unmanaged, hypothetical combination of Russell 3000® Index (45%), MSCI EAFE® Index (15%), Barclays U.S. Aggregate Bond Index (25%) and Barclays U.S. 1-3 Year Government/Credit Bond Index (15%).

2

The Former Moderate Fund Composite Index is an unmanaged, hypothetical combination of S&P 500® Index (60%), Barclays U.S. Aggregate Bond Index (25%) and Citigroup 3-Month U.S. Treasury Bill Index (15%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2007
Benjamin A. Richer	Director, Asset Strategies, NFA	Since 2014

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

17

FUND SUMMARY: NVIT INVESTOR DESTINATIONS BALANCED FUND

Objective

The NVIT Investor Destinations Balanced Fund (“Balanced Fund” or the “Fund”) seeks a high level of total return through investment in both equity and fixed-income securities.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class II Shares	Class P Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.19%	0.04%
Acquired Fund Fees and Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	0.83%	0.68%

18

FUND SUMMARY: NVIT INVESTOR DESTINATIONS BALANCED FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$85	$265	$460	$1,025
Class P shares	69	218	379	847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4.07% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”) and a fixed interest contract issued by Nationwide Life Insurance Company (“Nationwide Contract”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Many Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in the Nationwide Contract or any one Underlying Fund.

The Fund pursues its objective for a high level of total return through investments in both equity and fixed-income securities by investing approximately equal amounts of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth, and bonds (including mortgage-backed and asset-backed securities) in order to generate investment income. Under normal circumstances, the

Balanced Fund normally invests at least 25% of its net assets in underlying funds that invest in senior fixed-income securities. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 36% of its net assets in U.S. stocks, approximately 14% in international stocks and approximately 50% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Fund is also designed for investors who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Management risk – the methods and analyses employed by the Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results and, as a result, the Fund could lose value or underperform.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds and receives advisory fees from such Underlying Funds, which is in addition to the advisory fee received from the Fund. Also, the fee received from an Underlying Fund is typically higher than the advisory fees paid by the Fund. To the extent that the Fund invests in the Nationwide Contract, Nationwide Life Insurance Company, an affiliate of the investment adviser, also earns fees.

19

FUND SUMMARY: NVIT INVESTOR DESTINATIONS BALANCED FUND (cont.)

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Mortgage-backed and asset-backed securities risk – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Nondiversified fund risk – because the Fund may hold large positions in the Underlying Funds or the Nationwide Contract, an increase or decrease in the value of the shares or interests issued by these investments may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total return to a hypothetical composite index, which is a representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Fund’s investment adviser has replaced the S&P 500® Index with the Russell 3000® Index as the Fund’s primary benchmark because the Russell 3000® Index includes small- and mid-capitalization stocks in addition to large-capitalization stocks. As of April 30, 2014, the Fund replaced the hypothetical composite index (the Former Balanced Fund Composite Index) with the Balanced Fund Composite Index. The Fund’s investment adviser believes that the Balanced Fund Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Balanced Fund Composite Index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

20

FUND SUMMARY: NVIT INVESTOR DESTINATIONS BALANCED FUND (cont.)

Average Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:    6.93% – 3rd qtr. of 2010

Lowest Quarter:    -7.75% – 3rd qtr. of 2011

The inception date for Class P shares is April 30, 2012. Pre-inception historical performance for Class P shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	Since Inception (March 25, 2009)
Class II Shares	13.42%	11.66%
Class P Shares	13.63%	11.72%
Russell 3000® Index (reflects no deduction for fees or expenses)	33.55%	22.40%
S&P 500® Index (reflects no deduction for fees or expenses)	32.39%	21.56%
Balanced Fund Composite Index[1] (reflects no deduction for fees or expenses)	13.91%	12.30%
Former Balanced Fund Composite Index[2] (reflects no deduction for fees or expenses)	14.72%	12.30%

1

The Balanced Fund Composite Index is an unmanaged, hypothetical combination of Russell 3000® Index (35%), MSCI EAFE® Index (15%), Barclays U.S. Aggregate Bond Index (30%) and Barclays U.S. 1-3 Year Government/Credit Bond Index (20%).

2

The Former Balanced Fund Composite Index is an unmanaged, hypothetical combination of S&P 500® Index (50%), Barclays U.S. Aggregate Bond Index (30%) and Citigroup 3-Month U.S. Treasury Bill Index (20%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2009
Benjamin A. Richer	Director, Asset Strategies, NFA	Since 2014

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

21

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

Objective

The NVIT Investor Destinations Moderately Conservative Fund (“Moderately Conservative Fund” or the “Fund”) seeks a high level of total return consistent with a moderately conservative level of risk.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class II Shares	Class P Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.19%	0.04%
Acquired Fund Fees and Expenses	0.25%	0.25%
Total Annual Fund Operating Expenses	0.82%	0.67%

22

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$84	$262	$455	$1,014
Class P shares	68	214	373	835

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10.68% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”) and a fixed interest contract issued by Nationwide Life Insurance Company (“Nationwide Contract”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Many Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in the Nationwide Contract or any one Underlying Fund.

The Fund pursues its objective for a high level of total return with a moderately conservative level of risk by investing a majority of its assets in Underlying Funds that invest in fixed-income securities, such as bonds, mortgage-backed securities and asset-backed securities in order to generate investment income, but also a considerable portion of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies, that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 60% of its net assets in bonds, approximately 30% in U.S. stocks, and approximately 10% in international stocks. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk and whose primary goal is income and secondary goal is growth. The Fund is also designed for investors who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Management risk – the methods and analyses employed by the Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results and, as a result, the Fund could lose value or underperform.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds and receives advisory fees from such Underlying Funds, which is in addition to the advisory fee received from the Fund. Also, the fee received from an Underlying Fund is typically higher than the advisory fees paid by the Fund. To the extent that the Fund invests in the Nationwide Contract, Nationwide Life Insurance Company, an affiliate of the investment adviser, also earns fees.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

23

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND (cont.)

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Mortgage-backed and asset-backed securities risk – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Nondiversified fund risk – because the Fund may hold large positions in the Underlying Funds or the Nationwide Contract, an increase or decrease in the value of the shares or interests issued by these investments may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index, which is a representation of the performance of each of the Fund’s asset classes according to their respective weightings. As of April 30, 2014, the Fund replaced the hypothetical composite index (the Former Moderately Conservative Fund Composite Index) with the Moderately Conservative Fund Composite Index. The Fund’s investment adviser believes that the Moderately Conservative Fund Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Moderately Conservative Fund Composite Index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these

24

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND (cont.)

amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:    8.45% – 3rd qtr. of 2009

Lowest Quarter:    -7.77% – 4th qtr. of 2008

The inception date for Class P shares is April 30, 2012. Pre-inception historical performance for Class P shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	10 Years
Class II Shares	10.49%	8.66%	5.16%
Class P Shares	10.68%	8.70%	5.18%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	-2.02%	4.44%	4.55%
Moderately Conservative Fund Composite Index[1] (reflects no deductions for fees or expenses)	11.04%	9.25%	5.82%
Former Moderately Conservative Fund Composite Index[2] (reflects no deductions for fees or expenses)	11.43%	8.97%	5.31%

1

The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical combination of Russell 3000® Index (30%), MSCI EAFE® Index (10%), Barclays U.S. Aggregate Bond Index (35%) and Barclays U.S. 1-3 Year Government/Credit Bond Index (25%).

2

The Former Moderately Conservative Fund Composite Index is an unmanaged, hypothetical combination of S&P 500® Index (40%), Barclays U.S. Aggregate Bond Index (35%) and Citigroup 3-Month U.S. Treasury Bill Index (25%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2007
Benjamin A. Richer	Director, Asset Strategies, NFA	Since 2014

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

25

FUND SUMMARY: NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND

Objective

The NVIT Investor Destinations Conservative Fund (“Conservative Fund” or the “Fund”) seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class II Shares	Class P Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.19%	0.04%
Acquired Fund Fees and Expenses	0.25%	0.25%
Total Annual Fund Operating Expenses	0.82%	0.67%

26

FUND SUMMARY: NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$84	$262	$455	$1,014
Class P shares	68	214	373	835

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.71% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”) and a fixed interest contract issued by Nationwide Life Insurance Company (“Nationwide Contract”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Many Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in the Nationwide Contract or any one Underlying Fund.

The Fund pursues its objective for a high level of total return with a conservative level of risk by investing heavily in Underlying Funds that invest in fixed-income securities, such as bonds, mortgage-backed securities and asset-backed securities, and a relatively small portion of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. companies that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 78% of its net assets in bonds and approximately

20% in stocks. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Management risk – the methods and analyses employed by the Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results and, as a result, the Fund could lose value or underperform.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds and receives advisory fees from such Underlying Funds, which is in addition to the advisory fee received from the Fund. Also, the fee received from an Underlying Fund is typically higher than the advisory fees paid by the Fund. To the extent that the Fund invests in the Nationwide Contract, Nationwide Life Insurance Company, an affiliate of the investment adviser, also earns fees.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of

27

FUND SUMMARY: NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND (cont.)

fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Mortgage-backed and asset-backed securities risk – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Nondiversified fund risk – because the Fund may hold large positions in the Underlying Funds or the Nationwide Contract, an increase or decrease in the value of the shares or interests issued by these investments may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index, which is a representation of the performance of each of the Fund’s asset classes according to their respective weightings. As of April 30, 2014, the Fund replaced the hypothetical composite index (the Former Conservative Fund Composite Index) with the Conservative Fund Composite Index. The Fund’s investment adviser believes that the Conservative Fund Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Conservative Fund Composite Index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less that those shown.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:    5.18% – 3rd qtr. of 2009

Lowest Quarter:    -2.78% – 4th qtr. of 2008

The inception date for Class P shares is April 30, 2012. Pre-inception historical performance for Class P shares is based

28

FUND SUMMARY: NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND (cont.)

on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	10 Years
Class II Shares	4.83%	5.56%	4.07%
Class P Shares	4.96%	5.60%	4.09%
Barclays U.S. Aggregate Bond Index (reflects no deductions for fees or expenses)	-2.02%	4.44%	4.55%
Conservative Fund Composite Index[1] (reflects no deductions for fees or expenses)	5.10%	6.12%	4.73%
Former Conservative Fund Composite Index[2] (reflects no deductions for fees or expenses)	5.25%	5.3%	4.02%

1

The Conservative Fund Composite Index is an unmanaged, hypothetical combination of Russell 3000® Index (15%), MSCI EAFE® Index (5%), Barclays U.S. Aggregate Bond Index (40%), Barclays U.S. 1-3 Year Government/Credit Bond Index (35%) and Citigroup 3-Month U.S. Treasury Bill Index (5%).

2

The Former Conservative Fund Composite Index is an unmanaged, hypothetical combination of S&P 500® Index (20%), Barclays U.S. Aggregate Bond Index (35%) and Citigroup 3-Month U.S. Treasury Bill Index (45%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2007
Benjamin A. Richer	Director, Asset Strategies, NFA	Since 2014

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

29

HOW THE FUNDS INVEST: NVIT INVESTOR DESTINATIONS FUNDS

Objectives

The NVIT Investor Destinations Aggressive Fund (“Aggressive Fund”) seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Investor Destinations Funds.

The NVIT Investor Destinations Moderately Aggressive Fund (“Moderately Aggressive Fund”) seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.

The NVIT Investor Destinations Capital Appreciation Fund (“Capital Appreciation Fund”) seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Investor Destinations Funds.

The NVIT Investor Destinations Moderate Fund (“Moderate Fund”) seeks a high level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.

The NVIT Investor Destinations Balanced Fund (“Balanced Fund”) seeks a high level of total return through investment in both equity and fixed-income securities.

The NVIT Investor Destinations Moderately Conservative Fund (“Moderately Conservative Fund”) seeks a high level of total return consistent with a moderately conservative level of risk.

The NVIT Investor Destinations Conservative Fund (“Conservative Fund”) seeks a high level of total return consistent with a conservative level of risk as compared to other Investor Destinations Funds.

These investment objectives can be changed without shareholder approval by the Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) upon 60 days’ written notice to shareholders.

Purpose of the NVIT Investor Destinations Funds

The NVIT Investor Destinations Funds (“Funds” or “Investor Destinations Funds”) aim to provide various levels of potential capital appreciation and/or income at various levels of risk through diversification across major asset classes—U.S. stocks, international stocks, bonds and money market instruments, as applicable. Each of the seven Funds is designed to provide a different asset allocation option corresponding to different investment goals ranging from the highest potential for growth with the highest amount of tolerance for risk, to the lowest potential growth with the lowest amount of tolerance for risk, and highest potential for income. Each Fund is a “fund-of-funds,” which means that each Fund seeks to achieve its particular level of risk/return by investing the majority of its assets in a professionally selected mix of Underlying Funds and a fixed interest contract issued by Nationwide Life Insurance Company (“Nationwide Contract”). Each of the Underlying Funds in turn invests in equity or fixed-income securities, as appropriate to its respective objective and strategies. Depending on its target risk level, each Fund invests different amounts in these asset classes and Underlying Funds to achieve its investment objective.

The Investor Destinations Funds are primarily designed:

—	To help achieve an investor’s financial objectives through a professionally developed asset allocation program.
—	To maximize long-term total returns at a given level of risk through broad diversification among several traditional asset classes.

In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.

Principal Investment Strategies

For each Investor Destinations Fund, the Nationwide Fund Advisors (“NFA” or the “Adviser”) establishes a target allocation among different asset classes appropriate for the particular Fund’s risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Further, the Adviser evaluates how various combinations of these asset classes can best pursue each Investor Destinations Fund’s investment objective.

Shares of each Investor Destinations Fund are offered to separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”) as an investment option under variable annuity contracts or variable life insurance policies (“Variable Insurance Contracts”) which contain certain guarantees. The Adviser and Nationwide Life are each wholly-owned subsidiaries of Nationwide Mutual Insurance Company, which means that Nationwide Life is affiliated with the Adviser. Consequently, the Adviser’s target allocation may take into account Nationwide Life’s considerations related to reduction of its investment risk and its ability to hedge its risk in issuing guarantees on Variable Insurance Contracts. For additional information, please see “Fund Management – Investment Adviser” on page 39.

Once the asset allocation is determined, the Adviser selects the Underlying Funds (including the Nationwide Contract, where applicable) it believes most appropriate to represent the various asset classes. Where more than one Underlying Fund can be used for a single asset class, the Adviser also evaluates which Underlying Fund, or what combination of Underlying Funds, best represents the potential risks and benefits of that asset class. In selecting Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including the Underlying Fund’s investment strategies, risk profile and historical performance. The Adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity.

NVIT Investor Destinations Aggressive Fund

Through investments in the Underlying Funds, the Aggressive Fund pursues its objective by investing heavily in equity securities, such as common stocks of U.S. and international companies (including smaller companies). As of the date of this Prospectus, the Aggressive Fund allocates approximately 62% of its net assets in U.S. stocks, approximately 28% in international

30

HOW THE FUNDS INVEST: NVIT INVESTOR DESTINATIONS FUNDS (cont.)

stocks, and 10% in bonds. The Aggressive Fund is designed for investors who are comfortable with assuming the risk associated with investing in a high percentage of stocks, including international stocks. The Aggressive Fund also is designed for investors with long time horizons, who want to maximize their long-term returns and who have a high tolerance for possible short-term losses.

NVIT Investor Destinations Moderately Aggressive Fund

Through investments in the Underlying Funds, the Moderately Aggressive Fund pursues its objective by investing considerably in equity securities, such as common stocks of U.S. and international companies (including smaller companies). As of the date of this Prospectus, the Moderately Aggressive Fund allocates approximately 55% of its net assets in U.S. stocks, approximately 25% in international stocks and approximately 20% in bonds (including mortgage-backed securities). The Moderately Aggressive Fund is designed for investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.

NVIT Investor Destinations Capital Appreciation Fund

Through investments in the Underlying Funds, the Capital Appreciation Fund pursues its objective by investing considerably in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the Adviser believes offer opportunities for capital growth. It also invests to a lesser extent in fixed-income securities (including mortgage-backed securities) in order to generate investment income. As of the date of this Prospectus, the Capital Appreciation Fund allocates approximately 50% of its net assets in U.S. stocks, approximately 20% in international stocks and approximately 30% in bonds. The Capital Appreciation Fund is designed for investors who want to emphasize capital growth over the long term, and who have a tolerance for possible short-term losses, but who also seek to reduce risk by including some investments offering investment income.

NVIT Investor Destinations Moderate Fund

Through investments in the Underlying Funds, the Moderate Fund pursues its objective by investing a majority of its assets in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the Adviser believes offer opportunities for capital growth, but also a considerable portion of its assets in bonds (including mortgage-backed securities) in order to generate investment income. As of the date of this Prospectus, the Moderate Fund allocates approximately 44% of its net assets in U.S. stocks, approximately 16% in international stocks and approximately 40% in bonds. The Moderate Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Moderate Fund is also designed for investors who have a longer time horizon and who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

NVIT Investor Destinations Balanced Fund

Through investments in the Underlying Funds, the Balanced Fund pursues its objective by investing approximately equal amounts of its assets in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the Adviser believes offer opportunities for capital growth, and fixed-income securities, such as bonds, mortgage-backed securities and asset-backed securities in order to generate investment income. As of the date of this Prospectus, the Balanced Fund allocates approximately 36% of its net assets in U.S. stocks, approximately 14% in international stocks and approximately 50% in bonds. The Balanced Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Balanced Fund is also designed for investors who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

As a non-fundamental policy (i.e., which may be changed by the Balanced Fund’s Board of Trustees without requiring shareholder approval), the Balanced Fund normally invests at least 25% of its net assets in senior fixed-income securities.

NVIT Investor Destinations Moderately Conservative Fund

Through investments in the Underlying Funds, the Moderately Conservative Fund pursues its objective by investing a majority of its assets in fixed-income securities, such as bonds, mortgage-backed securities, and asset-backed securities in order to generate investment income, but also a considerable portion of its assets in equity securities, such as common stocks of U.S. and international companies, that the Adviser believes offer opportunities for capital growth. As of the date of this Prospectus, the Moderately Conservative Fund allocates approximately 60% of its net assets in bonds, approximately 30% in U.S. stocks, and approximately 10% in international stocks. The Moderately Conservative Fund is designed for investors who have a lower tolerance for risk and whose primary goal is income and secondary goal is growth. The Moderately Conservative Fund is also designed for investors who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.

NVIT Investor Destinations Conservative Fund

The Conservative Fund pursues its objective by seeking income and, secondarily, long-term growth of capital. Through investments in the Underlying Funds, the Conservative Fund pursues its objective by investing heavily in fixed-income securities, such as bonds, mortgage-backed securities, and asset-backed securities, and a relatively small portion of its assets in equity securities, such as common stocks of U.S. companies. As of the date of this Prospectus, the Conservative Fund allocates

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HOW THE FUNDS INVEST: NVIT INVESTOR DESTINATIONS FUNDS (cont.)

approximately 78% of its net assets in bonds and approximately 20% in stocks. The Conservative Fund is designed for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon.

*  *  *  *  *  *

Temporary investments – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

About Asset Classes

An “Asset Class” is a specific category of assets or investments. Examples of asset classes are stocks, bonds, foreign securities and money market instruments. Within each asset class there may be several different types of assets. For example, a “stock” asset class may contain large-cap, mid-cap, and/or small-cap stocks; domestic or international stocks; growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, “stock” assets may generally be expected to provide a higher potential growth rate, but may require a longer time horizon and more risk than you would expect from most “bond” assets. By combining these broad asset classes in different percentage combinations, each Investor Destinations Fund seeks to provide different levels of potential risk and rewards.

Set forth below are the asset classes in which each Investor Destinations Fund invests, as appropriate to its specific investment objective and risk profile:

Large-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Standard & Poor’s (“S&P”) 500® Index, ranging from $3.3 billion to $501 billion as of December 31, 2013.

Mid-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the S&P MidCap 400® Index, ranging from $1.1 billion to $11.5 billion as of December 31, 2013.

Small-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, the largest of which was $5.3 billion as of December 31, 2013.

International Stocks – stocks of larger capitalization companies from various industries whose primary trading markets are outside the United States, as represented in the MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”).

Bonds – fixed-income and other debt securities that represent an obligation by the issuer to pay a specified rate of interest or income at specified times, such as corporate bonds, bonds issued by a government or its agencies, mortgage-backed securities or asset-backed securities. Bonds primarily include investment-grade securities (i.e., rated in the four highest rating categories by a nationally recognized statistical rating organization, such as Moody’s, Standard & Poor’s and Fitch). Bonds may also include the Nationwide Contract, an unregistered fixed interest contract issued and guaranteed by Nationwide Life Insurance Company.

Money Market Instruments – high quality debt instruments, such as commercial paper, notes issued by banks and U.S. government securities that mature in 397 days or less.

The Underlying Funds

Many of the Underlying Funds are index funds in that they seek to match, prior to the deduction of operating expenses, the performance of a particular stock or bond index. The Investor Destinations Funds also invest in certain Underlying Funds that are not index funds.

Although each Investor Destinations Fund strives to provide diversification across major asset classes, each Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., the Underlying Funds and Nationwide Contract) and may invest a significant portion of its assets in any one Underlying Fund or the Nationwide Contract.

Set forth below are the Underlying Funds currently selected to represent each asset class. The Adviser reserves the right to add, delete or change the Underlying Funds selected to represent the asset classes without notice to shareholders.

ASSET CLASS	UNDERLYING INVESTMENTS

Large-Cap Stocks

NVIT S&P 500 INDEX FUND. The NVIT S&P 500 Index Fund seeks to track the S&P 500® Index, an index maintained by Standard & Poor’s that includes 500 U.S. large-cap companies.

NATIONWIDE ZIEGLER EQUITY INCOME FUND. This Underlying Fund seeks total return from income and capital appreciation by investing in stocks that provide a dividend yield that is generally greater than the average yield for each stock’s representative Global Industry Classification Standard (“GICS”) sector.

Mid-Cap Stocks	NVIT MID CAP INDEX FUND. The NVIT Mid Cap Index Fund seeks to track the S&P MidCap 400® Index, an index which includes 400 common stocks issued by U.S. mid-cap companies.

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HOW THE FUNDS INVEST: NVIT INVESTOR DESTINATIONS FUNDS (cont.)

ASSET CLASS	UNDERLYING INVESTMENTS

Small-Cap Stocks	NVIT SMALL CAP INDEX FUND. The NVIT Small Cap Index Fund seeks to track the Russell 2000® Index, an index which includes 2000 common stocks issued by U.S. small-cap companies.

International Stocks

NVIT INTERNATIONAL INDEX FUND. The NVIT International Index Fund seeks to track the MSCI Europe, Australasia and Far East Index (MSCI EAFE® Index), an index which includes stocks of companies located, or whose stocks are traded on exchanges, in developed countries overseas.

Bonds

NVIT BOND INDEX FUND. The NVIT Bond Index Fund seeks to track the Barclays U.S. Aggregate Bond Index, an index which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.

NATIONWIDE CORE PLUS BOND FUND. This Underlying Fund seeks maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities.

NATIONWIDE CONTRACT. The Nationwide Contract is an unregistered fixed interest contract with a stable principal value issued and guaranteed as to interest rate and principal by Nationwide Life Insurance Company.

ASSET CLASS	UNDERLYING INVESTMENTS

NVIT ENHANCED INCOME FUND. The NVIT Enhanced Income Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor’s account value by investing in high-grade debt securities.

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND. This Underlying Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

NVIT SHORT TERM BOND FUND. The NVIT Short Term Bond Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value by investing primarily in U.S. government securities, mortgage- and asset-backed securities, commercial paper and corporate bonds that are investment grade.

Money Market Instruments

NVIT MONEY MARKET FUND. The NVIT Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in money market obligations.

Please see the Appendix for additional information about each of the Underlying Funds in which the Funds currently invest.

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HOW THE FUNDS INVEST: NVIT INVESTOR DESTINATIONS FUNDS (cont.)

The Adviser establishes a target allocation among different asset classes appropriate for each Fund’s risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Within each target asset class allocation, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund.

The allocations shown in the table below are the target allocations for each Fund as of the date of this Prospectus stated as a percentage of the Fund’s total assets, plus or minus 5%. However, due to market value fluctuations or other factors, actual allocations may vary over short periods of time. In addition, the asset class allocation targets themselves may change over time in order for each Fund to meet its respective objective or as economic and/or market conditions warrant.

Investors should be aware that the Adviser applies a long-term investment horizon with respect to each Fund, and therefore, allocation changes are not likely to be made in response to short-term market conditions. The Adviser reserves the right to add or delete asset classes or to change the target allocations at any time and without notice. The Funds may also invest in other mutual funds not identified in the Appendix, including unaffiliated mutual funds, that are chosen either to complement or replace the Underlying Funds.

	Aggressive Fund	Moderately Aggressive Fund	Capital Appreciation Fund	Moderate Fund	Balanced Fund	Moderately Conservative Fund	Conservative Fund

U.S. STOCKS
U.S. Large Cap[1]	37%	35%	33%	29%	23%	21%	11%
U.S. Mid Cap[2]	13%	12%	11%	10%	9%	7%	3%
U.S. Small Cap[3]	12%	8%	6%	5%	4%	2%	1%

INTERNATIONAL STOCKS	28%	25%	20%	16%	14%	10%	5%

BONDS	10%	20%	30%	40%	50%	60%	78%

MONEY MARKET INSTRUMENTS	0%	0%	0%	0%	0%	0%	2%

[1]	“U.S. Large Cap” generally includes stocks of companies with market capitalizations similar to companies in the Standard & Poor’s 500® Index.

[2]	“U.S. Mid Cap” generally includes stocks of companies with market capitalizations similar to companies in the S&P MidCap 400® Index.

[3]	“U.S. Small Cap” generally includes stocks of companies with market capitalizations similar to companies in the Russell 2000® Index.

The Adviser is also the investment adviser of each Underlying Fund (except for the Nationwide Contract, which is issued and guaranteed by an affiliate of the Adviser). Because an investor is investing indirectly in the Underlying Funds through a Fund, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration and custodian fees), as well as the Fund’s direct expenses. The Underlying Funds will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

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RISKS OF INVESTING IN THE FUNDS: NVIT INVESTOR DESTINATIONS FUNDS

None of the Investor Destinations Funds can guarantee that it will achieve its investment objective.

As with any mutual fund, the value of each Fund’s investments—and therefore, the value of each Fund’s shares—may fluctuate, and you may lose money. These changes may occur because of the following risks:

Risks Associated with a Fund-of-Funds Structure

Fund-of-funds risk – there are certain risks associated with a structure whereby a Fund invests primarily in other mutual funds. These risks include the following:

—

Underlying Fund Expenses: because each Fund owns shares of the Underlying Funds, shareholders of a Fund will indirectly pay a proportional share of the fees and expenses, including applicable management, administration and custodian fees, of the Underlying Funds in which the Funds invest. The Underlying Funds will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

—

Performance: each Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.

—

Asset Allocation: each Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

—

Strategy: there is the risk that the Adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the Adviser may add or delete Underlying Funds, or alter a Fund’s asset allocation at its discretion. A material change in the Underlying Funds selected or in asset allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.

—

Conflict of Interest: the Adviser has the authority to select and replace Underlying Funds. In doing so, the Adviser could be subject to a potential conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds, and the advisory fees paid to the Adviser by the Underlying Funds typically are higher than fees paid by the Funds. Notwithstanding the foregoing, the Adviser has a fiduciary duty to each of the Investor Destinations Funds and must act in the best interest of each Investor Destinations Fund. In addition, the day-to-day management of the Underlying Funds is conducted by their respective subadvisers. To the extent an Investor Destinations Fund invests in the Nationwide Contract, Nationwide Life Insurance Company (“Nationwide Life”), an affiliate of the Adviser, also earns fees.

Nondiversified fund risk – because each Investor Destinations Fund may hold large positions in the Underlying Funds (or the Nationwide Contract, as applicable), an increase or decrease in the value of the shares or interests issued by these vehicles may have a greater impact on a Fund’s value and total return. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that holds the contract. Both the principal and a minimum rate of interest are guaranteed by Nationwide Life regardless of market conditions. However, if Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the contract may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.

Management risk – each Fund is subject to the risk that the methods and analyses employed by the Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results. This could cause the Fund to lose value or its results to lag those of relevant benchmarks or other funds with similar objectives.

Risks Associated with U.S. and International Stocks

Stock market risk – refers to the possibility that an Underlying Fund could lose value if the individual equity securities in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline in price. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

—	corporate earnings;
—	production;
—	management;
—	sales and
—	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Smaller company risk – in general, stocks of small- and mid-cap companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, the Fund’s investment in a smaller company may lose substantial value. Investing in small- and mid-cap companies requires a longer-

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RISKS OF INVESTING IN THE FUNDS: NVIT INVESTOR DESTINATIONS FUNDS (cont.)

term Investment view and may not be appropriate for all investors.

Risks Associated with Fixed-Income Securities (Bonds and Money Market Instruments)

Interest rate risk – increases in interest rates may decrease the value of debt securities held by an Underlying Fund. In general, prices of fixed-income securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security’s price will be to interest rate changes. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by a Fund. To the extent an Underlying Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Underlying Fund’s investments to decline significantly.

Credit risk – the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. If an issuer defaults, the Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities an Underlying Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment-grade securities.

Credit ratings – “investment-grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s or unrated securities judged by the Underlying Fund’s subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment-grade. Ratings of securities purchased by an Underlying Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, the Fund must rely entirely on the credit assessment of the Underlying Fund’s subadviser.

U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (“GNMA”) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Funds are not guaranteed.

Asset-backed securities risk – like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

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RISKS OF INVESTING IN THE FUNDS: NVIT INVESTOR DESTINATIONS FUNDS (cont.)

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.

Mortgage-backed securities risk – these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by a Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.

Risks Associated with International Stocks and Bonds

Foreign securities risk – foreign stocks and bonds may be more volatile, harder to price, and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

—	political and economic instability including sanctions imposed by other foreign countries, including the United States;
—	the impact of currency exchange rate fluctuations;
—	reduced information about issuers;
—	higher transaction costs;
—	less stringent regulatory and accounting standards and
—	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.

Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of an Underlying Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign custody – an Underlying Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on an Underlying Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount an Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for an Underlying Fund holding assets outside the United States.

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RISKS OF INVESTING IN THE FUNDS: NVIT INVESTOR DESTINATIONS FUNDS (cont.)

Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Additional Principal Risks that May Affect the Funds

Index fund risk – Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be fully invested at all times and generally do not hold a significant portion of their assets in cash. Since index funds generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

Liquidity risk – the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell liquid securities at an unfavorable time and conditions. Underlying Funds that invest in fixed income securities, such as mortgage-backed securities, and small and mid-cap stocks will be especially subject to the risk that during certain periods, the liquidity of particular issuers will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

If the value of a Fund’s investments goes down, you may lose money.

A Fund may invest in or use other types of investments or strategies not shown here that do not represent principal investment strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Fund’ Statement of Additional Information (“SAI”).

Selective Disclosure of Portfolio Holdings

Each Investor Destinations Fund posts onto the Trust’s Internet site (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

38

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

NFA allocates the Funds’ assets according to their respective target allocations for each asset class and the Underlying Funds. NFA then monitors these allocations, as well as factors that could influence the allocations, such as market and economic conditions. For these services, each Fund pays NFA an annual management fee. This is in addition to the investment advisory fees paid to the Adviser by the Underlying Funds in which the Funds invest.

NFA has engaged Nationwide Asset Management, LLC (“NWAM”) to provide asset allocation consulting services to NFA in connection with the development and periodic review of each Investor Destinations Fund’s target allocation. NFA pays NWAM from the management fee it receives for the asset allocation consulting services. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA and Nationwide Life. NWAM also serves as the subadviser to certain Nationwide Funds. NFA and NWAM therefore could be subject to a conflict of interest, because one or more Underlying Funds selected for investment by the Investor Destinations Funds may be subadvised by NWAM, which earns fees for subadvising such Underlying Funds. The Nationwide Inflation-Protected Securities Fund and NVIT Short Term Bond Fund, two of the Underlying Funds in which the Investor Destinations Funds invest, are subadvised by NWAM.

The Investor Destinations Funds are used as underlying investment options to fund benefits payable under variable annuities and/or variable life insurance contracts issued by Nationwide Life (“Variable Insurance Contracts”), some of which may offer guaranteed lifetime income or death benefits. Additional conflicts of interest thus may exist also because Nationwide Life is affiliated with NFA and NWAM, and NFA’s and NWAM’s allocation decisions with respect to the Investor Destinations Funds may take into account Nationwide Life’s interests as they relate to guaranteed benefits available under Variable Insurance Contracts. For example, selecting and allocating assets to Underlying Funds that invest primarily in fixed-income securities or in a more conservative or less volatile investment style may operate to reduce the regulatory capital requirements that Nationwide Life must satisfy in order to support its guarantees under Variable Insurance Contracts it issues, may indirectly reduce Nationwide Life’s risk from the lifetime income or death benefits, or make it easier for Nationwide Life to manage its risk through the use of various hedging techniques. NFA has developed an investment allocation process that seeks to ensure that the Investor Destinations Funds are managed in the best interests of contract owners who select sub-accounts that invest in the Investor Destinations Funds’ shares. Further, NFA and NWAM together have adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. NFA ultimately has sole responsibility for determining each Investor Destinations Fund’s asset class allocation and the selection of the Underlying Funds. As the investment adviser to the Investor Destinations Funds, NFA has a fiduciary duty to each Investor Destinations Fund and must act in each Investor Destinations Fund’s best interests.

Each Fund pays NFA an annual management fee based on the Fund’s average daily net assets. The actual management fee paid by each Fund to NFA for the fiscal year ended December 31, 2013, expressed as a percentage of the Fund’s average daily net assets, was as follows:

Fund	Actual Management Fee
NVIT Investor Destinations Aggressive Fund	0.13%
NVIT Investor Destinations Moderately Aggressive Fund	0.13%
NVIT Investor Destinations Capital Appreciation Fund	0.13%
NVIT Investor Destinations Moderate Fund	0.13%
NVIT Investor Destinations Balanced Fund	0.13%
NVIT Investor Destinations Moderately Conservative Fund	0.13%
NVIT Investor Destinations Conservative Fund	0.13%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds will be available in the Funds’ semiannual report to shareholders, which will cover the period January 1, 2014 to June 30, 2014.

Portfolio Management

Thomas R. Hickey Jr. and Benjamin A. Richer, are the Funds’ portfolio managers and are responsible for the day-to-day management of the Funds in accordance with (1) their respective target asset class allocations and (2) the allocations to each of their respective Underlying Funds. Mr. Hickey joined NFA in April 2001 and is currently Head of Asset Strategies at NFA. Since September 2007, Mr. Hickey has been the lead manager for all NFA asset allocation strategies. Mr. Richer joined NFA in 2006 and is currently Director of Asset Strategies at NFA. Mr. Richer became a co-portfolio manager to the Funds in April 2014.

Additional Information about the Portfolio Management

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund, if any.

Multi-Manager Structure

The Adviser has no current plans to hire a subadviser with respect to these Funds. Nevertheless, the Adviser and the Trust

39

FUND MANAGEMENT (cont.)

have received an exemptive order from the SEC for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed directly by the Adviser, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.

In instances where the Adviser would hire a subadviser, the Adviser performs oversight and evaluation services to a subadvised Fund, including the following:

—	performing initial due diligence on prospective Fund subadvisers;
—	monitoring subadviser performance, including ongoing analysis and periodic consultations;
—	communicating performance expectations and evaluations to the subadvisers;
—	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract and
—	selecting Fund subadvisers.

The Adviser does not expect to frequently recommend subadviser changes. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or Fund would obtain favorable results at any given time.

40

INVESTING WITH NATIONWIDE FUNDS

WHO CAN BUY SHARES OF THE INVESTOR DESTINATIONS FUNDS

Shares of the Investor Destinations Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, “variable insurance contracts”) under the Funds’ “Mixed and Shared” Exemptive Order (“Order”). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Funds is known as “mixed funding.” Shares may also be sold to separate accounts of other unaffiliated insurance companies in the future under such Order which permits both affiliated and unaffiliated insurance companies to use the Investor Destinations Funds as underlying investment vehicles for their separate accounts. This is known as “shared funding.”

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II and Class P shares of the Funds. Shares of the Investor Destinations Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This Prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

The Funds may sell shares to separate accounts of other unaffiliated insurance companies, as well as to Nationwide. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

—	New Year’s Day
—	Martin Luther King, Jr. Day
—	Presidents’ Day
—	Good Friday
—	Memorial Day
—	Independence Day
—	Labor Day
—	Thanksgiving Day
—	Christmas Day
—	Other days when the Exchange is closed.

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUE PRICING

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing. The prospectuses for those underlying mutual funds should explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing. Where such Underlying Fund NAVs or other market-based quotations for a Fund’s assets are either unavailable or deemed by the Adviser to be unreliable, such securities are valued at fair value by the Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs

41

INVESTING WITH NATIONWIDE FUNDS (cont.)

after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

By fair valuing a security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that an Underlying Fund’s NAV is calculated, an Underlying Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on an Underlying Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. An Underlying Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the Exchange. The fair values assigned to an Underlying Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)).

Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

The Investor Destinations Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

—	disrupt portfolio management strategies;
—	increase brokerage and other transaction costs and
—	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Although the Investor Destinations Funds are intended for investors with relatively long time horizons, those Funds that invest in foreign securities, particularly the Aggressive Fund and Moderately Aggressive Fund, may be at greater risk for excessive trading because these Funds invest a greater proportion of their respective assets in international securities. Therefore the impact of short-term trading may be greater for these Funds. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

42

INVESTING WITH NATIONWIDE FUNDS (cont.)

The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.

Monitoring of Trading Activity

It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

Restrictions on Transactions

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

—	restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
—	reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.

DISTRIBUTION AND SERVICES PLANS

Because distribution and service fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II and Class P shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II or Class P shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II or Class P shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class II shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class P shares do not pay an administrative services fee.

For the year ended December 31, 2013, administrative services fees, expressed as a percentage of the share class’s average daily net assets, were 0.15% for Class II shares of the Investor Destination Funds.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:

—	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or

—	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds

43

INVESTING WITH NATIONWIDE FUNDS (cont.)

on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

—	affiliates of NFA;
—	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
—	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

—	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
—	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

The fees and expenses in the Fees and Expenses table of each Fund Summary are based on average annual net assets during the fiscal year ended December 31, 2013, and do not reflect any change in expense ratios resulting from a change in assets under management since December 31, 2013. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund.

44

DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.

Tax Status

Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

45

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) . THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class II Shares
Year Ended December 31, 2013 (d)	$9.99	$0.17	$2.55	$2.72	$(0.19)	$–	$(0.19)	$–	$12.52	27.25%	$339,488,645	0.59%	1.50%	0.59%	6.27%
Year Ended December 31, 2012 (d)	8.75	0.13	1.26	1.39	(0.15)	–	(0.15)	–	9.99	15.90	323,279,707	0.59	1.42	0.59	6.83
Year Ended December 31, 2011 (d)	9.27	0.13	(0.48)	(0.35)	(0.17)	–	(0.17)	–	8.75	(3.93)	358,725,719	0.58	1.36	0.58	15.64
Year Ended December 31, 2010 (d)	8.23	0.12	1.06	1.18	(0.14)	–	(0.14)	–	9.27	14.63	455,359,563	0.58	1.38	0.58	7.86
Year Ended December 31, 2009 (d)	6.89	0.13	1.71	1.84	(0.08)	(0.42)	(0.50)	–	8.23	27.21	487,859,620	0.57	1.79	0.57	11.13

Class P Shares
Year Ended December 31, 2013 (d)	$9.97	$0.30	$2.43	$2.73	$(0.22)	$–	$(0.22)	$–	$12.48	27.39%	$2,789,521	0.43%	2.62%	0.43%	6.27%
Period Ended December 31, 2012 (d)(e)	9.66	0.30	0.20	0.50	(0.19)	–	(0.19)	–	9.97	5.13	757,616	0.44	4.67	0.44	6.83

Class VI Shares*
Year Ended December 31, 2013 (d)	$9.93	$0.20	$2.50	$2.70	$(0.20)	$–	$(0.20)	$–	$12.43	27.18%	$8,363,109	0.59%	1.81%	0.59%	6.27%
Year Ended December 31, 2012 (d)	8.70	0.15	1.24	1.39	(0.16)	–	(0.16)	–	9.93	15.92	5,986,512	0.59	1.58	0.59	6.83
Year Ended December 31, 2011 (d)	9.22	0.13	(0.48)	(0.35)	(0.17)	–	(0.17)	–	8.70	(3.94)	5,873,367	0.58	1.44	0.58	15.64
Year Ended December 31, 2010 (d)	8.19	0.11	1.06	1.17	(0.14)	–	(0.14)	–	9.22	14.57	6,114,190	0.57	1.36	0.57	7.86
Year Ended December 31, 2009 (d)	6.85	0.14	1.70	1.84	(0.08)	(0.42)	(0.50)	–	8.19	27.37	7,516,657	0.57	1.89	0.57	11.13

Amounts designated as “–” are zero or have been rounded to zero.

*	Effective April 28, 2014, Class VI Shares were converted to Class II Shares.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

46

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class II Shares
Year Ended December 31, 2013 (e)	$11.16	$0.19	$2.30	$2.49	$(0.21)	$–	$(0.21)	$–	$13.44	22.38%	$1,529,939,781	0.57%	1.53%	0.57%	6.13%
Year Ended December 31, 2012 (e)	9.97	0.17	1.20	1.37	(0.18)	–	(0.18)	–	11.16	13.76	1,510,861,567	0.57	1.56	0.57	6.47
Year Ended December 31, 2011 (e)	10.39	0.16	(0.37)	(0.21)	(0.21)	–	(0.21)	–	9.97	(2.13)	1,583,258,119	0.57	1.56	0.57	15.14
Year Ended December 31, 2010 (e)	9.39	0.15	1.03	1.18	(0.18)	–	(0.18)	–	10.39	12.83	1,878,171,300	0.57	1.61	0.57	5.02
Year Ended December 31, 2009 (e)	7.96	0.17	1.74	1.91	(0.11)	(0.37)	(0.48)	–	9.39	24.39	1,830,377,623	0.56	2.05	0.56	16.72

Class P Shares
Year Ended December 31, 2013 (e)	$11.13	$0.33	$2.18	$2.51	$(0.25)	$–	$(0.25)	$–	$13.39	22.56%	$13,553,134	0.42%	2.64%	0.42%	6.13%
Period Ended December 31, 2012 (e)(f)	10.85	0.42	0.08	0.50	(0.22)	–	(0.22)	–	11.13	4.61	5,137,135	0.42	5.78	0.42	6.47

Class VI Shares*
Year Ended December 31, 2013 (e)	$11.09	$0.20	$2.28	$2.48	$(0.22)	$–	$(0.22)	$–	$13.35	22.37%	$8,083,658	0.57%	1.63%	0.57%	6.13%
Year Ended December 31, 2012 (e)	9.91	0.16	1.20	1.36	(0.18)	–	(0.18)	–	11.09	13.74	6,773,772	0.57	1.54	0.57	6.47
Year Ended December 31, 2011 (e)	10.33	0.16	(0.37)	(0.21)	(0.21)	–	(0.21)	–	9.91	(2.14)	8,104,318	0.57	1.52	0.57	15.14
Year Ended December 31, 2010 (e)	9.33	0.15	1.03	1.18	(0.18)	–	(0.18)	–	10.33	12.92	10,302,822	0.57	1.58	0.57	5.02
Year Ended December 31, 2009 (e)	7.92	0.17	1.72	1.89	(0.11)	(0.37)	(0.48)	–	9.33	24.27	11,291,062	0.56	2.03	0.56	16.72

Amounts designated as “–” are zero or have been rounded to zero.

*	Effective April 28, 2014, Class VI Shares were converted to Class II Shares.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

47

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class II Shares
Year Ended December 31, 2013 (e)	$15.08	$0.28	$2.65	$2.93	$(0.29)	$(0.25)	$(0.54)	$–	$17.47	19.49%	$1,474,725,072	0.57%	1.71%	0.57%	8.52%
Year Ended December 31, 2012 (e)	13.82	0.27	1.42	1.69	(0.26)	(0.17)	(0.43)	–	15.08	12.25	1,201,822,683	0.57	1.84	0.57	9.92
Year Ended December 31, 2011 (e)	14.24	0.26	(0.38)	(0.12)	(0.29)	(0.01)	(0.30)	–	13.82	(0.94)	920,160,293	0.57	1.80	0.57	11.61
Year Ended December 31, 2010 (e)	12.91	0.25	1.28	1.53	(0.17)	(0.03)	(0.20)	–	14.24	12.03	434,945,360	0.59	1.91	0.59	2.76
Period Ended December 31, 2009 (e)(f)	10.00	0.30	2.87	3.17	(0.19)	(0.07)	(0.26)	–	12.91	31.81	117,422,891	0.60	3.10	0.63	9.87

Class P Shares
Year Ended December 31, 2013 (e)	$15.05	$0.39	$2.56	$2.95	$(0.32)	$(0.25)	$(0.57)	$–	$17.43	19.69%	$1,890,181	0.42%	2.36%	0.42%	8.52%
Period Ended December 31, 2012 (e)(g)	14.91	0.62	(0.01)	0.61	(0.30)	(0.17)	(0.47)	–	15.05	4.15	729,593	0.42	6.22	0.42	9.92

Class VI Shares*
Year Ended December 31, 2013 (e)	$15.10	$0.33	$2.59	$2.92	$(0.30)	$(0.25)	$(0.55)	$–	$17.47	19.39%	$1,291,230	0.57%	2.01%	0.57%	8.52%
Year Ended December 31, 2012 (e)	13.82	0.22	1.47	1.69	(0.24)	(0.17)	(0.41)	–	15.10	12.30	596,768	0.57	1.47	0.57	9.92
Year Ended December 31, 2011 (e)	14.23	0.17	(0.30)	(0.13)	(0.27)	(0.01)	(0.28)	–	13.82	(0.98)	528,757	0.57	1.22	0.57	11.61
Period Ended December 31, 2010 (e)(h)	13.49	0.20	0.70	0.90	(0.13)	(0.03)	(0.16)	–	14.23	6.81	235,246	0.50	2.21	0.50	2.76

Amounts designated as “–” are zero or have been rounded to zero.

*	Effective April 28, 2014, Class VI Shares were converted to Class II Shares.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25,2009 (commencement of operations) through December 31,2009. Total return is calculated based on inception date of March 24, 2009 through December 31, 2009.
(g)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.
(h)	For the period from April 30, 2010 (commencement of operations) through December 31, 2010. Total return is calculated based on inception date of April 29, 2010 through December 31, 2010.

48

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS MODERATE FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class II Shares
Year Ended December 31, 2013 (d)	$11.26	$0.20	$1.67	$1.87	$(0.21)	$–	$(0.21)	$–	$12.92	16.63%	$3,266,811,014	0.57%	1.62%	0.57%	9.30%
Year Ended December 31, 2012 (d)	10.33	0.18	0.94	1.12	(0.19)	–	(0.19)	–	11.26	10.81	2,900,799,660	0.57	1.64	0.57	7.97
Year Ended December 31, 2011 (d)	10.56	0.18	(0.18)	–	(0.23)	–	(0.23)	–	10.33	(0.04)	2,850,771,347	0.57	1.68	0.57	14.32
Year Ended December 31, 2010 (d)	9.71	0.17	0.87	1.04	(0.19)	–	(0.19)	–	10.56	10.91	3,023,335,082	0.57	1.75	0.57	7.21
Year Ended December 31, 2009 (d)	8.46	0.20	1.39	1.59	(0.14)	(0.20)	(0.34)	–	9.71	19.14	2,753,893,536	0.56	2.26	0.56	22.60 (e)

Class P Shares
Year Ended December 31, 2013 (d)	$11.24	$0.25	$1.63	$1.88	$(0.23)	$–	$(0.23)	$–	$12.89	16.78%	$9,073,225	0.42%	2.08%	0.42%	9.30%
Period Ended December 31, 2012 (d)(f)	11.05	0.30	0.11	0.41	(0.22)	–	(0.22)	–	11.24	3.71	5,412,295	0.42	4.00	0.42	7.97

Class VI Shares*
Year Ended December 31, 2013 (d)	$11.21	$0.17	$1.68	$1.85	$(0.20)	$–	$(0.20)	$–	$12.86	16.56%	$19,967,473	0.57%	1.39%	0.57%	9.30%
Year Ended December 31, 2012 (d)	10.28	0.17	0.95	1.12	(0.19)	–	(0.19)	–	11.21	10.84	23,548,076	0.57	1.54	0.57	7.97
Year Ended December 31, 2011 (d)	10.50	0.17	(0.16)	0.01	(0.23)	–	(0.23)	–	10.28	(0.04)	24,052,020	0.57	1.66	0.57	14.32
Year Ended December 31, 2010 (d)	9.67	0.17	0.85	1.02	(0.19)	–	(0.19)	–	10.50	10.86	23,677,715	0.57	1.75	0.57	7.21
Year Ended December 31, 2009 (d)	8.41	0.20	1.40	1.60	(0.14)	(0.20)	(0.34)	–	9.67	19.37	20,742,579	0.56	2.26	0.56	22.60 (e)

Amounts designated as “–” are zero or have been rounded to zero.

*	Effective April 28, 2014, Class VI Shares were converted to Class II Shares.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	Excludes merger activity.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

49

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS BALANCED FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class II Shares
Year Ended December 31, 2013 (e)	$13.65	$0.26	$1.57	$1.83	$(0.25)	$(0.13)	$(0.38)	$–	$15.10	13.42%	$1,061,392,009	0.57%	1.81%	0.57%	4.07%
Year Ended December 31, 2012 (e)	12.82	0.27	0.93	1.20	(0.23)	(0.14)	(0.37)	–	13.65	9.39	745,443,923	0.58	2.00	0.58	6.08
Year Ended December 31, 2011 (e)	12.99	0.24	(0.11)	0.13	(0.28)	(0.02)	(0.30)	–	12.82	0.88	501,888,883	0.58	1.84	0.58	11.93
Year Ended December 31, 2010 (e)	12.03	0.25	0.91	1.16	(0.17)	(0.03)	(0.20)	–	12.99	9.81	283,290,549	0.61	2.00	0.61	4.07
Period Ended December 31, 2009 (e)(f)	10.00	0.27	2.04	2.31	(0.19)	(0.09)	(0.28)	–	12.03	23.15	61,551,626	0.66	2.94	0.75	14.53

Class P Shares
Year Ended December 31, 2013 (e)	$13.63	$0.35	$1.50	$1.85	$(0.27)	$(0.13)	$(0.40)	$–	$15.08	13.63%	$4,066,929	0.42%	2.41%	0.42%	4.07%
Period Ended December 31, 2012 (e)(g)	13.58	0.33	0.12	0.45	(0.26)	(0.14)	(0.40)	–	13.63	3.34	881,912	0.43	3.68	0.43	6.08

Class VI Shares*
Year Ended December 31, 2013 (e)	$13.66	$0.28	$1.55	$1.83	$(0.25)	$(0.13)	$(0.38)	$–	$15.11	13.43%	$1,341,388	0.57%	1.89%	0.57%	4.07%
Year Ended December 31, 2012 (e)	12.82	0.28	0.93	1.21	(0.23)	(0.14)	(0.37)	–	13.66	9.48	1,006,044	0.58	2.10	0.58	6.08
Year Ended December 31, 2011 (e)	12.99	0.22	(0.09)	0.13	(0.28)	(0.02)	(0.30)	–	12.82	0.87	448,086	0.57	1.71	0.57	11.93
Period Ended December 31, 2010 (e)(h)	12.47	0.22	0.45	0.67	(0.12)	(0.03)	(0.15)	–	12.99	5.51	589,313	0.51	2.59	0.51	4.07

Amounts designated as “–” are zero or have been rounded to zero.

*	Effective April 28, 2014, Class VI Shares were converted to Class II Shares.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from March 25, 2009 (commencement of operations) through December 31, 2009. Total return is calculated based on inception date of March 24, 2009 through December 31, 2009.
(g)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012
(h)	For the period from April 30, 2010 (commencement of operations) through December 31, 2010. Total return is based on inception date of April 29, 2010 through December 31, 2010.

50

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)
Class II Shares
Year Ended December 31, 2013 (d)	$10.99	$0.19	$0.96	$1.15	$(0.20)	$(0.15)	$(0.35)	$–	$11.79	10.49%	$961,220,444	0.57%	1.63%	0.57%	10.68%
Year Ended December 31, 2012 (d)	10.39	0.19	0.65	0.84	(0.19)	(0.05)	(0.24)	–	10.99	8.04	918,223,602	0.57	1.74	0.57	14.18
Year Ended December 31, 2011 (d)	10.42	0.19	0.02	0.21	(0.24)	–	(0.24)	–	10.39	2.06	883,590,851	0.57	1.85	0.57	21.58
Year Ended December 31, 2010 (d)	9.81	0.19	0.63	0.82	(0.21)	–	(0.21)	–	10.42	8.52	845,055,821	0.57	1.94	0.57	6.29
Year Ended December 31, 2009 (d)	8.85	0.22	1.05	1.27	(0.16)	(0.15)	(0.31)	–	9.81	14.56	763,511,410	0.57	2.43	0.57	26.10

Class P Shares
Year Ended December 31, 2013 (d)	$10.96	$0.28	$0.89	$1.17	$(0.23)	$(0.15)	$(0.38)	$–	$11.75	10.68%	$525,184	0.42%	2.44%	0.42%	10.68%
Period Ended December 31, 2012 (d)(e)	10.91	0.33	(0.01)	0.32	(0.22)	(0.05)	(0.27)	–	10.96	2.92	167,782	0.42	4.45	0.42	14.18

Class VI Shares*
Year Ended December 31, 2013 (d)	$10.94	$0.14	$1.02	$1.16	$(0.19)	$(0.15)	$(0.34)	$–	$11.76	10.59%	$9,817,411	0.57%	1.23%	0.57%	10.68%
Year Ended December 31, 2012 (d)	10.35	0.18	0.65	0.83	(0.19)	(0.05)	(0.24)	–	10.94	7.96	15,116,052	0.57	1.70	0.57	14.18
Year Ended December 31, 2011 (d)	10.37	0.19	0.03	0.22	(0.24)	–	(0.24)	–	10.35	2.16	14,577,529	0.57	1.83	0.57	21.58
Year Ended December 31, 2010 (d)	9.77	0.20	0.61	0.81	(0.21)	–	(0.21)	–	10.37	8.46	15,529,608	0.57	2.00	0.57	6.29
Year Ended December 31, 2009 (d)	8.81	0.24	1.03	1.27	(0.16)	(0.15)	(0.31)	–	9.77	14.63	9,860,925	0.57	2.61	0.57	26.10

Amounts designated as “–” are zero or have been rounded to zero.

*	Effective April 28, 2014, Class VI Shares were converted to Class II Shares.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.
(e)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

51

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class II Shares
Year Ended December 31, 2013 (e)	$10.40	$0.17	$0.33	$0.50	$(0.19)	$(0.16)	$(0.35)	$–	$10.55	4.83%	$777,429,471	0.57%	1.64%	0.57%	15.71%
Year Ended December 31, 2012 (e)	10.20	0.20	0.32	0.52	(0.18)	(0.14)	(0.32)	–	10.40	5.18	775,121,597	0.58	1.95	0.58	12.44
Year Ended December 31, 2011 (e)	10.19	0.20	0.09	0.29	(0.25)	(0.03)	(0.28)	–	10.20	2.93	625,729,851	0.58	1.98	0.58	15.78
Year Ended December 31, 2010 (e)	9.87	0.21	0.36	0.57	(0.22)	(0.03)	(0.25)	–	10.19	5.89	488,007,697	0.58	2.10	0.58	11.91
Year Ended December 31, 2009 (e)	9.27	0.24	0.59	0.83	(0.18)	(0.05)	(0.23)	–	9.87	9.08	389,117,123	0.57	2.55	0.57	42.55

Class P Shares
Year Ended December 31, 2013 (e)	$10.38	$0.23	$0.28	$0.51	$(0.21)	$(0.16)	$(0.37)	$–	$10.52	4.96%	$1,241,950	0.42%	2.19%	0.42%	15.71%
Period Ended December 31, 2012 (e)(f)	10.50	0.28	(0.05)	0.23	(0.21)	(0.14)	(0.35)	–	10.38	2.24	771,093	0.42	3.99	0.42	12.44

Class VI Shares*
Year Ended December 31, 2013 (e)	$10.36	$0.16	$0.32	$0.48	$(0.18)	$(0.16)	$(0.34)	$–	$10.50	4.70%	$13,763,924	0.57%	1.48%	0.57%	15.71%
Year Ended December 31, 2012 (e)	10.16	0.18	0.34	0.52	(0.18)	(0.14)	(0.32)	–	10.36	5.16	16,770,820	0.58	1.76	0.58	12.44
Year Ended December 31, 2011 (e)	10.15	0.20	0.09	0.29	(0.25)	(0.03)	(0.28)	–	10.16	2.94	18,724,375	0.58	1.94	0.58	15.78
Year Ended December 31, 2010 (e)	9.83	0.22	0.36	0.58	(0.23)	(0.03)	(0.26)	–	10.15	5.93	17,466,628	0.58	2.20	0.58	11.91
Year Ended December 31, 2009 (e)	9.22	0.25	0.59	0.84	(0.18)	(0.05)	(0.23)	–	9.83	9.25	11,866,947	0.57	2.64	0.57	42.55

Amounts designated as “–” are zero or have been rounded to zero.

*	Effective April 28, 2014, Class VI Shares were converted to Class II Shares.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from May 1, 2012 (commencement of operations) through December 31, 2012. Total return is calculated based on inception date of April 30, 2012 through December 31, 2012.

52

APPENDIX

Additional Information about the Underlying Funds

Following are descriptions of the Underlying Funds in which the Funds currently invest. The descriptions are qualified in their entirety by reference to the prospectus and statement of additional information of each Underlying Fund. The following list of Underlying Funds is subject to change at any time and without notice. In addition, Underlying Funds not identified in this Appendix may also be selected by the Adviser at its discretion. Prospectuses for the Underlying Funds should be referred to for more information, including the principal investment strategies and the risks of each Underlying Fund.

U.S. Stocks – Large Cap

NVIT S&P 500 INDEX FUND seeks long-term capital appreciation by employing a “passive” management, or indexing, approach, which seeks to match approximately the performance of the S&P 500® Index before the deduction of Fund expenses. The S&P 500® Index includes approximately 500 stocks of large U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 500® Index.

NATIONWIDE ZIEGLER EQUITY INCOME FUND seeks to invest, under normal market conditions, in stocks that provide a dividend yield that is generally greater than the average yield for each stock’s representative Global Industry Classification Standard (“GICS”) sector and provide exposure across major sectors of the domestic equity market, as defined by GICS. Under normal circumstances the Fund will invest at least 80% of its net assets in equity securities. Under normal market conditions, the Fund may invest up to 20% of its assets in various other instruments, including, but not limited to, American Depositary Receipts, bonds and index futures contracts and index options, including options on futures contracts, and other derivatives. The Fund also may invest up to 10% of its assets in exchange traded funds (“ETFs”) and in options on ETFs. The Fund is permitted to invest more than 25% of the Fund’s net assets in common stocks of companies which operate in the financial services sector.

U.S. Stocks – Mid Cap

NVIT MID CAP INDEX FUND seeks capital appreciation by employing a “passive” management, or indexing, approach, which seeks to match approximately the performance of the S&P MidCap 400® Index before the deduction of Fund expenses. The S&P MidCap 400® Index includes approximately 400 stocks of medium-sized U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P MidCap 400® Index.

U.S. Stocks – Small Cap

NVIT SMALL CAP INDEX FUND employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the Russell 2000® Index before the deduction of Fund expenses. The Russell 2000® Index is composed of approximately 2,000 common stocks of smaller U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the Russell 2000® Index.

International Stocks

NVIT INTERNATIONAL INDEX FUND employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the MSCI EAFE® Index before the deduction of Fund expenses. The MSCI EAFE® Index includes common stocks of larger companies located in Europe, Australia and Asia (including the Far East). Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE® Index.

Bonds

NVIT BOND INDEX FUND employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the Barclays U.S. Aggregate Bond Index (“Aggregate Bond Index”) before the deduction of Fund expenses. The Aggregate Bond Index represents a wide spectrum of public, investment-grade, fixed-income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed securities and securities of supranational entities, such as the World Bank. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of bonds and other fixed income securities that are included in or correlated with the Aggregate Bond Index.

NATIONWIDE CORE PLUS BOND FUND seeks maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. These securities typically include corporate bonds, U.S. government securities, and mortgage-backed securities. The Fund generally invests at least 80% of its assets in a diversified mix of fixed-income securities that are considered to be investment grade. The Fund may invest up to 20% of its assets in high-yield bonds, which are lower-rated or non-investment grade, and often referred to as “junk bonds.”

THE NATIONWIDE CONTRACT is not a mutual fund but is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide Life). This contract has a stable principal value and pays a fixed rate of interest to each Fund that holds a contract. Nationwide Life calculates the interest rate in the same way it calculates guaranteed interest rates for similar

53

APPENDIX (cont.)

contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. Nevertheless, Nationwide Life could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Funds a new fixed interest contract with a lower minimum interest rate, so long as Nationwide Life calculates the rate of interest in the same way it calculates guaranteed interest rates for similar contracts, or not offer any fixed interest contract at all. Further, it is important to note that only the Fund, as the purchaser of the contract, is entitled to the contract’s guarantee. Fund shareholders, as investors in the Fund, are not entitled to the guarantee. Neither the Fund, the Adviser, Nationwide Life nor any of its affiliates guarantees the Fund’s performance or that the Fund will provide a certain level of income. Under certain market conditions, a Fund’s investment in the Nationwide contract could hamper its performance.

NVIT ENHANCED INCOME FUND seeks to provide a high level of current income while preserving capital and minimizing the effect of market fluctuations in share value. Under normal market conditions, the Fund invests primarily in investment grade corporate bonds issued by U.S. or foreign companies, U.S. government securities, mortgage-backed securities and asset-backed securities. The Fund is managed so that its duration will be between 6 months and one year, and will not exceed two years. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. Most of these securities are Treasury Inflation Protected Securities, which are inflation-adjusted securities issued by the U.S. Treasury. Nevertheless, this Underlying Fund has the flexibility to invest in other inflation-linked U.S. government securities, as well as inflation-linked securities issued by entities such as domestic and foreign corporations and governments, so long as they are investment grade at the time of their purchase. The Fund may invest in debt securities of any maturity, but is expected to maintain a dollar-weighted average maturity of between 5 and 15 years. The Fund also may invest up to 20% of its net assets in fixed-income securities that are not linked to inflation. These securities may include other debt securities issued by the U.S. government, its agencies or instrumentalities, corporations or other nongovernmental issuers.

NVIT SHORT TERM BOND FUND seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value by investing, under normal circumstances, at least 80% of its net assets in a wide variety of investment grade fixed-income securities, such as corporate bonds, U.S. government securities, mortgage-backed and asset-backed securities and commercial paper. The Fund may also invest in foreign government and corporate bonds that are denominated in U.S. dollars. Any of these securities may pay interest on either a fixed-rate or variable-rate basis. Up to 10% of the Fund’s net assets also may be invested in high-yield bonds

(commonly known as “junk bonds”). In choosing securities, the subadviser attempts to identify securities that, in its opinion, offer the best combination of yield, maturity and relative price performance, based on anticipated changes in interest rates and in the price relationships among various types of fixed-income securities. The Fund is managed so that its average portfolio duration generally will not exceed three years.

Money Market Instruments

NVIT MONEY MARKET FUND seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Fund invests in high quality money market obligations maturing in 397 days or less. These securities are issued by banks, corporations, and the U.S. government, and may include asset-backed securities, shares of other money market mutual funds, and obligations of states, municipalities, and foreign governments. The Fund may purchase foreign money market securities, although all money market obligations held by the Fund must be denominated in U.S. dollars. The Fund may invest in floating- and variable-rate obligations and other money market mutual funds, and may enter into repurchase agreements. The Fund will maintain a dollar-weighted average maturity of no more than 60 days, and a weighted average life of no more than 120 days.

The SAI contains more information on the Fund’s investments and strategies and can be requested using the telephone number on the back of this prospectus.

54

Information from Nationwide Funds

Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds’ investments:

—	Statement of Additional Information (incorporated by reference into this Prospectus)

—	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

—	Semiannual Reports

To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):

—	on the SEC’s EDGAR database via the Internet at www.sec.gov

—	by electronic request to publicinfo@sec.gov

—	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

—	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.

Nationwide Funds Group

1000 Continental Drive, Suite 400

King of Prussia, PA 19406

The Trust’s Investment Company Act File No.: 811-03213

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds,

Nationwide Funds Group and On Your Side are service

marks of Nationwide Mutual Insurance Company.

NPR-ID (4/14)	© 2014 Nationwide Funds Group. All rights reserved.

Nationwide Variable Insurance Trust

Prospectus  April 30, 2014

Fund and Class
NVIT CardinalSM Aggressive Fund Class I
NVIT CardinalSM Aggressive Fund Class II
NVIT CardinalSM Moderately Aggressive Fund Class I
NVIT CardinalSM Moderately Aggressive Fund Class II
NVIT CardinalSM Capital Appreciation Fund Class I
NVIT CardinalSM Capital Appreciation Fund Class II
NVIT CardinalSM Moderate Fund Class I
NVIT CardinalSM Moderate Fund Class II
NVIT CardinalSM Balanced Fund Class I
NVIT CardinalSM Balanced Fund Class II
NVIT CardinalSM Moderately Conservative Fund Class I
NVIT CardinalSM Moderately Conservative Fund Class II
NVIT CardinalSM Conservative Fund Class I
NVIT CardinalSM Conservative Fund Class II

The Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

nationwide.com/mutualfundsnvit

THIS PAGE INTENTIONALLY LEFT BLANK.

2	Fund Summaries
NVIT CardinalSM Aggressive Fund
NVIT CardinalSM Moderately Aggressive Fund
NVIT CardinalSM Capital Appreciation Fund
NVIT CardinalSM Moderate Fund
NVIT CardinalSM Balanced Fund
NVIT CardinalSM Moderately Conservative Fund
NVIT CardinalSM Conservative Fund

30	How the Funds Invest
NVIT CardinalSM Aggressive Fund
NVIT CardinalSM Moderately Aggressive Fund
NVIT CardinalSM Capital Appreciation Fund
NVIT CardinalSM Moderate Fund
NVIT CardinalSM Balanced Fund
NVIT CardinalSM Moderately Conservative Fund
NVIT CardinalSM Conservative Fund

35	Risks of Investing in the Funds

39	Fund Management

41	Investing with Nationwide Funds
Who Can Buy Shares of the CardinalSM Funds
Purchase Price
Fair Value Pricing
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Monitoring of Trading Activity
Restrictions on Transactions
Distribution and Services Plans
Revenue Sharing
Additional Information about Fees and Expenses

45	Distributions and Taxes

46	Financial Highlights

53	Appendix
Additional Information about the Underlying Funds

1

FUND SUMMARY: NVIT CARDINALSM AGGRESSIVE FUND

Objective

The NVIT CardinalSM Aggressive Fund (“Aggressive Fund” or the “Fund”) seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other CardinalSM Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.23%	0.23%
Acquired Fund Fees and Expenses	0.73%	0.73%
Total Annual Fund Operating Expenses	1.16%	1.41%
Fee Waiver/Expense Reimbursement[1,2]	(0.10)%	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.06%	1.15%

1	Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.28% (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) for all share classes until at least April 30, 2015. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Trust’s Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

2	The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until April 30, 2015.

2

FUND SUMMARY: NVIT CARDINALSM AGGRESSIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$108	$359	$629	$1,400
Class II shares	117	421	746	1,668

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25.70% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks and international stocks—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective of maximum growth of capital with an aggressive level of risk by investing heavily in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 62% of its net assets in U.S. stocks, approximately 28% in international stocks and approximately 10% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for aggressive investors who are comfortable with assuming the risks associated with investing in a high percentage of stocks, including international stocks. The Fund is also designed for investors who have long time horizons, who want to maximize long-term returns and who have a high tolerance for possible short-term losses.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Management risk – the methods and analyses employed by the Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results and, as a result, the Fund could lose value or underperform.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds and receives advisory fees from such Underlying Funds, which is in addition to the advisory fee received from the Fund. Also, the fee received from an Underlying Fund is typically higher than the advisory fees paid by the Fund.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

3

FUND SUMMARY: NVIT CARDINALSM AGGRESSIVE FUND (cont.)

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index, which is a representation of the performance of the Fund’s asset classes according to its weighting. As of April 30, 2014, the Fund’s investment adviser has replaced the hypothetical composite index (the Former Aggressive Fund Composite Index) with the Aggressive Fund Composite Index. The investment adviser believes that the Aggressive Fund Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Aggressive Fund Composite Index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:    16.43% – 3rd qtr. of 2009

Lowest Quarter:     -18.36% – 3rd qtr. of 2011

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	Since Inception (March 28, 2008)
Class I Shares	29.65%	16.02%	6.47%
Class II Shares	29.47%	15.90%	6.36%
Russell 3000® Index (reflects no deduction for fees and expenses)	33.55%	18.71%	8.84%
Aggressive Fund Composite Index[1] (reflects no deduction for fees or expenses)	26.48%	15.61%	6.63%
Former Aggressive Fund Composite Index[2] (reflects no deduction for fees or expenses)	28.40%	16.25%	6.72%

1	The Aggressive Fund Composite Index is an unmanaged, hypothetical combination of Russell 3000® Index (60%), MSCI EAFE® Index (30%) and Barclays U.S. Aggregate Bond Index (10%).

2	The Fomer Aggressive Fund Composite Index is an unmanaged, hypothetical combination of the Russell 3000® Index (65%), MSCI EAFE® Index (30%) and Barclays U.S. Aggregate Bond Index (5%).

4

FUND SUMMARY: NVIT CARDINALSM AGGRESSIVE FUND (cont.)

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Managers

Portfolio Managers	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2008
Benjamin A. Richer	Director, Asset Strategies, NFA	Since 2014

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

5

FUND SUMMARY: NVIT CARDINALSM MODERATELY AGGRESSIVE FUND

Objective

The NVIT CardinalSM Moderately Aggressive Fund (“Moderately Aggressive Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other CardinalSM Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.10%	0.10%
Acquired Fund Fees and Expenses	0.69%	0.69%
Total Annual Fund Operating Expenses	0.99%	1.24%
Fee Waiver/Expense Reimbursement[1]	None	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.99%	1.08%

1	Nationwide Variable Insurance Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until April 30, 2015.

6

FUND SUMMARY: NVIT CARDINALSM MODERATELY AGGRESSIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$101	$315	$547	$1,213
Class II shares	110	378	666	1,486

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13.47% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and invests a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for growth of capital, but also income, with a moderately aggressive level of risk by investing considerably in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. It also invests a small portion of its assets in Underlying Funds that invest in fixed-income securities, such as bonds (including mortgage-backed and asset-backed securities) in order to generate investment income. Consistent with the investment strategy, as of the date of this Prospectus, the Fund allocates approximately 55% of its net assets in U.S. stocks, approximately 25% in international stocks and approximately 20% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for relatively aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Management risk – the methods and analyses employed by the Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results and, as a result, the Fund could lose value or underperform.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds and receives advisory fees from such Underlying Funds, which is in addition to the advisory fee received from the Fund. Also, the fee received from an Underlying Fund is typically higher than the advisory fees paid by the Fund.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments

7

FUND SUMMARY: NVIT CARDINALSM MODERATELY AGGRESSIVE FUND (cont.)

and may have more limited resources. Therefore, they generally involve greater risk.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Mortgage- and asset-backed securities risk – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index, which is a representation of the performance of the Fund’s asset classes according to its weighting. As of April 30, 2014, the Fund’s investment adviser has replaced the hypothetical composite index (the Former Moderately Aggressive Fund Composite Index) with the Moderately Aggressive Fund Composite Index. The Fund’s investment adviser believes that the Moderately Aggressive Fund Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Moderately Aggressive Fund Composite Index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:    14.38% – 3rd qtr. of 2009

Lowest Quarter:    -15.45% – 3rd qtr. of 2011

8

FUND SUMMARY: NVIT CARDINALSM MODERATELY AGGRESSIVE FUND (cont.)

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	Since Inception (March 28, 2008)
Class I Shares	24.35%	14.37%	6.32%
Class II Shares	24.28%	14.25%	6.22%
Russell 3000® Index (reflects no deduction for fees and expenses)	33.55%	18.71%	8.84%
Moderately Aggressive Fund Composite Index[1] (reflects no deduction for fees or expenses)	23.38%	14.46%	6.60%
Former Moderately Aggressive Fund Composite Index[2] (reflects no deduction for fees or expenses)	23.22%	14.60%	6.73%

1

The Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical combination of Russell 3000® Index (55%), MSCI EAFE® Index (25%), Barclays U.S. Aggregate Bond Index (15%) and Barclays U.S. 1-3 Year Government/Credit Bond Index (5%).

2	The Fomer Moderately Aggressive Fund Composite Index is an unmanaged, hypothetical combination of the Russell 3000® Index (55%), MSCI EAFE® Index (25%) and Barclays U.S. Aggregate Bond Index (20%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Managers

Portfolio Managers	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2008
Benjamin A. Richer	Director, Asset Strategies, NFA	Since 2014

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

9

FUND SUMMARY: NVIT CARDINALSM CAPITAL APPRECIATION FUND

Objective

The NVIT CardinalSM Capital Appreciation Fund (“Capital Appreciation Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other CardinalSM Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses	0.65%	0.65%
Total Annual Fund Operating Expenses	0.94%	1.19%
Fee Waiver/Expense Reimbursement[1]	None	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.94%	1.03%

1	Nationwide Variable Insurance Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until April 30, 2015.

10

FUND SUMMARY: NVIT CARDINALSM CAPITAL APPRECIATION FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$96	$300	$520	$1,155
Class II shares	105	362	639	1,429

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4.99% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for growth of capital, but also income, with a less aggressive level of risk by investing considerably in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. It also invests to a lesser extent in Underlying Funds that invest in fixed-income securities, such as bonds (including mortgage-backed and asset-backed securities) in order to generate investment income. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 50% of its net assets in U.S. stocks, approximately 20% in international stocks and approximately 30% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who want to emphasize capital growth over the long term, and who have a tolerance for possible short-term losses, but who also seek to reduce risk by including some investments offering investment income.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Management risk – the methods and analyses employed by the Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results and, as a result, the Fund could lose value or underperform.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds and receives advisory fees from such Underlying Funds, which is in addition to the advisory fee received from the Fund. Also, the fee received from an Underlying Fund is typically higher than the advisory fees paid by the Fund.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger

11

FUND SUMMARY: NVIT CARDINALSM CAPITAL APPRECIATION FUND (cont.)

companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Mortgage- and asset-backed securities risk – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index, which is a representation of the performance of the Fund’s asset classes according to its weighting. As of April 30, 2014, the Fund’s investment adviser has replaced the hypothetical composite index (the Former Capital Appreciation Fund Composite Index) with the Capital Appreciation Fund Composite Index. The Fund’s investment adviser believes that the Capital Appreciation Fund Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Capital Appreciation Fund Composite Index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:    12.94% – 2nd qtr. of 2009

Lowest Quarter:     -13.50% – 3rd qtr. of 2011

12

FUND SUMMARY: NVIT CARDINALSM CAPITAL APPRECIATION FUND (cont.)

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	Since Inception (March 28, 2008)
Class I Shares	21.44%	13.28%	6.29%
Class II Shares	21.25%	13.17%	6.19%
Russell 3000® Index (reflects no deduction for fees and expenses)	33.55%	18.71%	8.84%
Capital Appreciation Fund Composite Index[1] (reflects no deduction for fees or expenses)	20.33%	13.27%	6.52%
Former Capital Appreciation Fund Composite Index[2] (reflects no deduction for fees or expenses)	20.02%	13.55%	6.77%

1

The Capital Appreciation Fund Composite Index is an unmanaged, hypothetical combination of Russell 3000® Index (50%), MSCI EAFE® Index (20%), Barclays U.S. Aggregate Bond Index (20%) and Barclays U.S. 1-3 Year Government/Credit Bond Index (10%).

2	The FomerCapital Appreciation Fund Composite Index is an unmanaged, hypothetical combination of the Russell 3000® Index (50%), MSCI EAFE® Index (20%) and Barclays U.S. Aggregate Bond Index (30%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Managers

Portfolio Managers	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2008
Benjamin A. Richer	Director, Asset Strategies, NFA	Since 2014

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

13

FUND SUMMARY: NVIT CARDINALSM MODERATE FUND

Objective

The NVIT CardinalSM Moderate Fund (“Moderate Fund” or the “Fund”) seeks a high level of total return consistent with a moderate level of risk as compared to other CardinalSM Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses	0.62%	0.62%
Total Annual Fund Operating Expenses	0.91%	1.16%
Fee Waiver/Expense Reimbursement[1]	None	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.91%	1.00%

1	Nationwide Variable Insurance Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until April 30, 2015.

14

FUND SUMMARY: NVIT CARDINALSM MODERATE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$93	$290	$504	$1,120
Class II shares	102	353	623	1,395

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4.60% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and invests a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for a high level of total return with a moderate level of risk by investing a majority of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth, but also a considerable portion of its assets in Underlying Funds that invest in fixed-income securities, such as bonds (including mortgage-backed and asset-backed securities) in order to generate investment income. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 44% of its net assets in U.S. stocks, approximately 16% in international stocks and approximately 40% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Fund is also designed for investors who have a longer time horizon and who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Management risk – the methods and analyses employed by the Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results and, as a result, the Fund could lose value or underperform.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds and receives advisory fees from such Underlying Funds, which is in addition to the advisory fee received from the Fund. Also, the fee received from an Underlying Fund is typically higher than the advisory fees paid by the Fund.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

15

FUND SUMMARY: NVIT CARDINALSM MODERATE FUND (cont.)

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Mortgage- and asset-backed securities risk – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index, which is a representation of the performance of the Fund’s asset classes according to its weighting. As of April 30, 2014, the Fund’s investment adviser has replaced the hypothetical composite index (the Former Moderate Fund Composite Index) with the Moderate Fund Composite Index. The Fund’s investment adviser believes that the Moderate Fund Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Moderate Fund Composite Index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:     11.56% – 2nd qtr. of 2009

Lowest Quarter:     -11.54% – 3rd qtr. of 2011

16

FUND SUMMARY: NVIT CARDINALSM MODERATE FUND (cont.)

Average Annual Total Returns

(For Periods Ended December 31, 2013):

	1 Year	5 Years	Since Inception (March 28, 2008)
Class I Shares	17.98%	12.01%	6.04%
Class II Shares	17.80%	11.92%	5.94%
Russell 3000® Index (reflects no deduction for fees and expenses)	33.55%	18.71%	8.84%
Moderate Fund Composite Index[1] (reflects no deduction for fees or expenses)	17.34%	12.06%	6.37%
Former Moderate Fund Composite Index[2] (reflects no deduction for fees or expenses)	16.88%	12.46%	6.75%

1

The Moderate Fund Composite Index is an unmanaged, hypothetical combination of Russell 3000® Index (45%), MSCI EAFE® Index (15%), Barclays U.S. Aggregate Bond Index (25%) and Barclays U.S. 1-3 Year Government/Credit Bond Index (15%).

2	The Fomer Moderate Fund Composite Index is an unmanaged, hypothetical combination of the Russell 3000® Index (45%), MSCI EAFE® Index (15%) and Barclays U.S. Aggregate Bond Index (40%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Managers

Portfolio Managers	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2008
Benjamin A. Richer	Director, Asset Strategies, NFA	Since 2014

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

17

FUND SUMMARY: NVIT CARDINALSM BALANCED FUND

Objective

The NVIT CardinalSM Balanced Fund (“Balanced Fund” or the “Fund”) seeks a high level of total return through investment in both equity and fixed income securities.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	0.88%	1.13%
Fee Waiver/Expense Reimbursement[1]	None	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.88%	0.97%

1	Nationwide Variable Insurance Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until April 30, 2015.

18

FUND SUMMARY: NVIT CARDINALSM BALANCED FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$90	$281	$488	$1,084
Class II shares	99	343	607	1,360

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6.39% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and invests a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for a high level of total return through investments in both equity and fixed income securities by investing approximately equal amounts of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth, and fixed-income securities, such as bonds (including mortgage-backed and asset-backed securities), in order to generate investment income. Under normal conditions, the Balanced Fund invests at least 25% of its net assets in senior fixed-income securities. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 37% of its net assets in U.S. stocks, approximately 13% in international stocks and approximately

50% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Fund is also designed for investors who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Management risk – the methods and analyses employed by the Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results and, as a result, the Fund could lose value or underperform.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds and receives advisory fees from such Underlying Funds, which is in addition to the advisory fee received from the Fund. Also, the fee received from an Underlying Fund is typically higher than the advisory fees paid by the Fund.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

19

FUND SUMMARY: NVIT CARDINALSM BALANCED FUND (cont.)

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Mortgage- and asset-backed securities risk – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index, which is a representation of the performance of the Fund’s asset classes according to its weighting. The Fund’s investment adviser has replaced the Barclays U.S. Aggregate Bond Index with the Russell 3000 Index as the Fund’s primary benchmark because the Russell 3000 Index is representative of the overall U.S. market. As of April 30, 2014, the Fund replaced the hypothetical composite index (the Former Balanced Fund Composite Index) with the Balanced Fund Composite Index. The Fund’s investment adviser believes that the Balanced Fund Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Balanced Fund Composite Index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

20

FUND SUMMARY: NVIT CARDINALSM BALANCED FUND (cont.)

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:    10.20% – 2nd qtr. of 2009

Lowest Quarter:    -9.60% – 3rd qtr. of 2011

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	Since Inception (March 28, 2008)
Class I Shares	14.72%	10.78%	5.79%
Class II Shares	14.66%	10.69%	5.69%
Russell 3000® Index (reflects no deduction for fees or expenses)	33.55%	18.71%	8.84%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	-2.02%	4.44%	4.46%
Balanced Fund Composite Index[1] (reflects no deduction for fees or expenses)	13.91%	10.52%	5.84%
Former Balanced Fund Composite Index[2] (reflects no deduction for fees or expenses)	13.31%	11.06%	6.33%

1

The Balanced Fund Composite Index is an unmanaged, hypothetical combination of Russell 3000® Index (35%), MSCI EAFE® Index (15%), Barclays U.S. Aggregate Bond Index (30%) and Barclays U.S. 1-3 Year Government/Credit Bond Index (20%).

2	The Fomer Balanced Fund Composite Index is an unmanaged, hypothetical combination of the Russell 3000® Index (35%), MSCI EAFE® Index (15%) and Barclays U.S. Aggregate Bond Index (50%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Managers

Portfolio Managers	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2008
Benjamin A. Richer	Director, Asset Strategies, NFA	Since 2014

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

21

FUND SUMMARY: NVIT CARDINALSM MODERATELY CONSERVATIVE FUND

Objective

The NVIT CardinalSM Moderately Conservative Fund (“Moderately Conservative” or the “Fund”) seeks a high level of total return consistent with a moderately conservative level of risk.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.10%	0.10%
Acquired Fund Fees and Expenses	0.54%	0.54%
Total Annual Fund Operating Expenses	0.84%	1.09%
Fee Waiver/Expense Reimbursement[1]	None	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.84%	0.93%

1	Nationwide Variable Insurance Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until April 30, 2015.

22

FUND SUMMARY: NVIT CARDINALSM MODERATELY CONSERVATIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$86	$268	$466	$1,037
Class II shares	95	331	585	1,314

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10.12% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and invests a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for a high level of total return with a moderately conservative level of risk by investing a majority of its assets in Underlying Funds that invest in fixed-income securities, such as bonds (including mortgage-backed and asset-backed securities, and high-yield bonds, which are commonly known as “junk” bonds), in order to generate investment income, but also a considerable portion of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies, that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 60% of its net assets in bonds, approximately 30% in U.S. stocks and approximately 10% in international stocks. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a lower tolerance for risk and whose primary goal is income. The Fund is also designed for investors who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Management risk – the methods and analyses employed by the Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results and, as a result, the Fund could lose value or underperform.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds and receives advisory fees from such Underlying Funds, which is in addition to the advisory fee received from the Fund. Also, the fee received from an Underlying Fund is typically higher than the advisory fees paid by the Fund.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

23

FUND SUMMARY: NVIT CARDINALSM MODERATELY CONSERVATIVE FUND (cont.)

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Mortgage- and asset-backed securities risk – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index, which is a representation of the performance of the Fund’s asset classes according to its weighting. As of April 30, 2014, the Fund’s investment adviser has replaced the hypothetical composite index (the Former Moderately Conservative Fund Composite Index) with the Moderately Conservative Fund Composite Index. The Fund’s investment adviser believes that the Moderately Conservative Fund Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Moderately Conservative Fund Composite Index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:     8.72% – 2nd qtr. of 2009

Lowest Quarter:     -7.58% – 3rd qtr. of 2011

24

FUND SUMMARY: NVIT CARDINALSM MODERATELY CONSERVATIVE FUND (cont.)

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	Since Inception (March 28, 2008)
Class I Shares	11.33%	9.47%	5.43%
Class II Shares	11.24%	9.39%	5.35%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	-2.02%	4.44%	4.46%
Moderately Conservative Fund Composite Index[1] (reflects no deduction for fees or expenses)	11.04%	9.25%	5.59%
Former Moderately Conservative Fund Composite Index[2] (reflects no deduction for fees or expenses)	10.31%	9.90%	6.20%

1

The Moderately Conservative Fund Composite Index is an unmanaged, hypothetical combination of Russell 3000® Index (30%), MSCI EAFE® Index (10%), Barclays U.S. Aggregate Bond Index (35%) and Barclays U.S. 1-3 Year Government/Credit Bond Index (25%).

2	The Fomer Moderately Conservative Fund Composite Index is an unmanaged, hypothetical combination of the Russell 3000® Index (30%), MSCI EAFE® Index (10%) and Barclays U.S. Aggregate Bond Index (60%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Managers

Portfolio Managers	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2008
Benjamin A. Richer	Director, Asset Strategies, NFA	Since 2014

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

25

FUND SUMMARY: NVIT CARDINALSM CONSERVATIVE FUND

Objective

The NVIT CardinalSM Conservative Fund (“Conservative Fund” or the “Fund”) seeks a high level of total return consistent with a conservative level of risk as compared to other CardinalSM Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class I Shares	Class II Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses	0.47%	0.47%
Total Annual Fund Operating Expenses	0.76%	1.01%
Fee Waiver/Expense Reimbursement[1]	None	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.76%	0.85%

1	Nationwide Variable Insurance Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until April 30, 2015.

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FUND SUMMARY: NVIT CARDINALSM CONSERVATIVE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I shares	$78	$243	$422	$942
Class II shares	87	306	542	1,222

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.67% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated mutual funds representing a variety of asset classes. The Fund aims to provide diversification across traditional asset classes—stocks, bonds and money market instruments—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and invests a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for a high level of total return with a conservative level of risk by investing heavily in Underlying Funds that invest in fixed-income securities, such as bonds (including mortgage-backed and asset-backed securities, and high-yield bonds, which are commonly known as “junk” bonds), in order to generate investment income, and a relatively small portion of its assets in Underlying Funds that invest in common stocks that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 78% of its net assets in bonds, and approximately 20% in stocks. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Management risk – the methods and analyses employed by the Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results and, as a result, the Fund could lose value or underperform.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds and receives advisory fees from such Underlying Funds, which is in addition to the advisory fee received from the Fund. Also, the fee received from an Underlying Fund is typically higher than the advisory fees paid by the Fund.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when

27

FUND SUMMARY: NVIT CARDINALSM CONSERVATIVE FUND (cont.)

due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Mortgage- and asset-backed securities risk – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise certain mortgage-backed securities, will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index, which is a representation of the performance of the Fund’s asset classes according to its weighting. As of April 30, 2014, the Fund’s investment adviser has replaced the hypothetical composite index (the Former Conservative Fund Composite Index) with the Conservative Fund Composite Index. The Fund’s investment adviser believes that the Conservative Fund Composite Index provides a more accurate representation of the Fund’s current asset weightings than the Former Conservative Fund Composite Index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:    6.20% – 2nd qtr. of 2009

Lowest Quarter:    -3.58% – 3rd qtr. of 2011

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FUND SUMMARY: NVIT CARDINALSM CONSERVATIVE FUND (cont.)

Average Annual Total Returns

(For Periods Ended December 31, 2013)

	1 Year	5 Years	Since Inception (March 28, 2008)
Class I Shares	5.03%	6.77%	4.50%
Class II Shares	4.93%	6.67%	4.43%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	-2.02%	4.44%	4.46%
Conservative Fund Composite Index[1] (reflects no deduction for fees or expenses)	5.10%	6.12%	4.39%
Former Conservative Fund Composite Index[2] (reflects no deduction for fees or expenses)	4.01%	7.22%	5.43%

1

The Conservative Fund Composite Index is an unmanaged, hypothetical combination of Russell 3000® Index (15%), MSCI EAFE® Index (5%), Barclays U.S. Aggregate Bond Index (40%), Barclays U.S. 1-3 Year Government/Credit Bond Index (35%) and Citigroup 3-Month Treasury Bill Index (5%).

2	The Fomer Conservative Fund Composite Index is an unmanaged, hypothetical combination of the Russell 3000® Index (15%), MSCI EAFE® Index (5%) and Barclays U.S. Aggregate Bond Index (80%).

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA”)

Portfolio Managers

Portfolio Managers	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2008
Benjamin A. Richer	Director, Asset Strategies, NFA	Since 2014

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

29

HOW THE FUNDS INVEST: NVIT CARDINALSM FUNDS

Objectives

The NVIT CardinalSM Aggressive Fund (“Aggressive Fund”) seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other CardinalSM Funds.

The NVIT CardinalSM Moderately Aggressive Fund (“Moderately Aggressive Fund”) seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other CardinalSM Funds.

The NVIT CardinalSM Capital Appreciation Fund (“Capital Appreciation Fund”) seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other CardinalSM Funds.

The NVIT CardinalSM Moderate Fund (“Moderate Fund”) seeks a high level of total return consistent with a moderate level of risk as compared to other CardinalSM Funds.

The NVIT CardinalSM Balanced Fund (“Balanced Fund”) seeks a high level of total return through investment in both equity and fixed income securities.

The NVIT CardinalSM Moderately Conservative Fund (“Moderately Conservative”) seeks a high level of total return consistent with a moderately conservative level of risk.

The NVIT CardinalSM Conservative Fund (“Conservative Fund”) seeks a high level of total return consistent with a conservative level of risk as compared to other CardinalSM Funds.

These investment objectives can be changed without shareholder approval by the Trust’s Board of Trustees (“Board of Trustees”) upon 60 days’ written notice to shareholders.

Purpose of the NVIT CardinalSM Funds

The NVIT CardinalSM Funds (“Funds” or “Cardinal Funds”) aim to provide various levels of potential capital appreciation and/or income at various levels of risk through diversification across traditional asset classes—U.S. stocks, international stocks, bonds and money market instruments, as applicable. Each of the seven Funds is designed to provide a different asset allocation option corresponding to different investment goals ranging from the highest potential for growth with the highest amount of tolerance for risk, to the lowest potential growth with the lowest amount of tolerance for risk, and highest potential for income. Each Fund is a “fund of funds,” which means that each Fund seeks to achieve its particular level of risk/return by investing the majority of its assets in a professionally selected mix of the Underlying Funds. Each of the Underlying Funds in turn invests in equity or fixed-income securities, as appropriate to its respective objective and strategies. Depending on its target risk level, each Fund invests different amounts in these asset classes and Underlying Funds to achieve its investment objective.

The Cardinal Funds are primarily designed:

—	To help achieve an investor’s financial objectives through a professionally developed asset allocation program.
—	To maximize long-term total returns at a given level of risk through broad diversification among several traditional asset classes.

In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.

Although each Fund seeks to provide diversification across major asset classes, each Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and invests a significant portion of its assets in any one Underlying Fund.

Principal Investment Strategies

For each Cardinal Fund, the investment adviser (“Adviser”) establishes a target allocation among different asset classes appropriate for the particular Fund’s risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Further, the Adviser evaluates how various combinations of these asset classes can best pursue each Cardinal Fund’s investment objective.

Shares of each Cardinal Fund are offered to separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”) as an investment option under variable annuity contracts or variable life insurance policies (“Variable Insurance Contracts”) which contain certain guarantees. The Adviser and Nationwide Life are each wholly-owned subsidiaries of Nationwide Mutual Insurance Company, which means that Nationwide Life is affiliated with the Adviser. Consequently, the Adviser’s target allocations may take into account Nationwide Life’s considerations related to reduction of its investment risk and its ability to hedge its risk in issuing guarantees on Variable Insurance Contracts. For additional information, please see “Fund Management—Investment Adviser” on page 39.

Once the asset allocation is determined, the Adviser selects the Underlying Funds it believes most appropriate to represent the various asset classes. Where more than one Underlying Fund can be used for a single asset class, the Adviser also evaluates which Underlying Fund, or what combination of Underlying Funds, best represents the potential risks and benefits of that asset class. In selecting Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including each Underlying Fund’s investment strategies, risk profile and historical performance. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity.

NVIT CardinalSM Aggressive Fund

Through investments in the Underlying Funds, the Aggressive Fund pursues its objective by investing heavily in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the Adviser

30

HOW THE FUNDS INVEST: NVIT CARDINALSM FUNDS (cont.)

believes offer opportunities for capital growth. As of the date of this Prospectus, the Aggressive Fund allocates approximately 62% of its net assets in U.S. stocks and approximately 28% in international stocks. The Aggressive Fund is designed for aggressive investors who are comfortable with assuming the risk associated with investing in a high percentage of stocks, including international stocks and 10% in bonds. The Aggressive Fund also is designed for investors with long time horizons, who want to maximize their long-term returns and who have a high tolerance for possible short-term losses.

NVIT CardinalSM Moderately Aggressive Fund

Through investments in the Underlying Funds, the Moderately Aggressive Fund pursues its objective by investing considerably in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the Adviser believes offer opportunities for capital growth. It also invests a small portion of its assets in fixed-income securities, such as bonds (including bonds and mortgage-backed and asset-backed securities), in order to generate investment income. As of the date of this Prospectus, the Moderately Aggressive Fund allocates approximately 55% of its net assets in U.S. stocks, approximately 25% in international stocks and approximately 20% in bonds. The Moderately Aggressive Fund is designed for relatively aggressive investors who want to maximize returns over the long term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.

NVIT CardinalSM Capital Appreciation Fund

Through investments in the Underlying Funds, the Capital Appreciation Fund pursues its objective by investing considerably in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the Adviser believes offer opportunities for capital growth. It also invests to a lesser extent in fixed-income securities, such as bonds (including mortgage-backed and asset-backed securities) in order to generate investment income. As of the date of this Prospectus, the Capital Appreciation Fund allocates approximately 50% of its net assets in U.S. stocks, approximately 20% in international stocks and approximately 30% in bonds. The Capital Appreciation Fund is designed for relatively aggressive investors who want to emphasize capital growth over the long term, and who have a tolerance for possible short-term losses, but who also seek to reduce risk by including some investments offering investment income.

NVIT CardinalSM Moderate Fund

Through investments in the Underlying Funds, the Moderate Fund pursues its objective by investing a majority of its assets in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the Adviser believes offer opportunities for capital growth, but also a considerable portion of its assets in fixed-income securities, such as bonds (including mortgage-backed and asset-backed securities) in order to generate investment income. As of the date of this Prospectus, the Moderate Fund allocates approximately 44% of its net assets in U.S. stocks, approximately 16% in international stocks and approximately 40% in bonds. The Moderate Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Moderate Fund is also designed for investors who have a longer time horizon and who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

NVIT CardinalSM Balanced Fund

Through investments in the Underlying Funds, the Balanced Fund pursues its objective by investing approximately equal amounts of its assets in equity securities, such as common stocks of U.S. and international companies (including smaller companies) that the Adviser believes offer opportunities for capital growth, and fixed-income securities, such as bonds (including mortgage-backed and asset-backed securities), in order to generate investment income. As of the date of this Prospectus, the Balanced Fund allocates approximately 37% of its net assets in U.S. stocks, approximately 13% in international stocks and approximately 50% in bonds. The Balanced Fund is designed for investors who have a lower tolerance for risk than more aggressive investors and who are seeking both capital growth and income. The Balanced Fund is also designed for investors who are willing to accept moderate short-term price fluctuations in exchange for potential longer-term returns.

As a non-fundamental policy (i.e., which may be changed by the Balanced Fund’s Board of Trustees without requiring shareholder approval), the Balanced Fund normally invests at least 25% of its net assets in senior fixed-income securities.

NVIT CardinalSM Moderately Conservative Fund

Through investments in the Underlying Funds, the Moderately Conservative Fund pursues its objective by investing a majority of its assets in fixed-income securities, such as bonds (including mortgage- and asset-backed securities and high-yield bonds), in order to generate investment income, but also a considerable portion of its assets in equity securities, such as common stocks of U.S. and international companies that the Adviser believes offer opportunities for capital growth. As of the date of this Prospectus, the Moderately Conservative Fund allocates approximately 60% of its net assets in bonds, approximately 30% in U.S. stocks and approximately 10% in international stocks. The Moderately Conservative Fund is designed for investors who have a lower tolerance for risk and whose primary goal is income. The Moderately Conservative Fund is also designed for investors who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.

NVIT CardinalSM Conservative Fund

Through investments in the Underlying Funds, the Conservative Fund pursues its objective by investing heavily in fixed-income

31

HOW THE FUNDS INVEST: NVIT CARDINALSM FUNDS (cont.)

securities, such as bonds (including mortgage-backed and asset-backed securities and high-yield bonds) in order to generate investment income and a relatively small portion of its assets in equity securities, such as common stocks. As of the date of this Prospectus, the Conservative Fund allocates approximately 78% of its net assets in bonds and approximately 20% in stocks. The Conservative Fund is designed for investors who have a low tolerance for risk and whose primary goal is income, or who have a short time horizon.

*  *  *  *  *  *

Temporary investments – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

About Asset Classes

An “Asset Class” is a specific category of assets or investments. Examples of asset classes are stocks, bonds, foreign securities and money market instruments. Within each asset class there may be several different types of assets. For example, a “stock” asset class may contain common stocks and/or preferred stocks; large-cap, mid-cap, and/or small-cap stocks; domestic or international stocks; growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, “stock” assets may generally be expected to provide a higher potential growth rate, but may require a longer time horizon and more risk than you would expect from most “bond” assets. By combining the various asset classes described below, in different percentage combinations, each Cardinal Fund seeks to provide different levels of potential risk and rewards.

Set forth below are the asset classes in which each Cardinal Fund invests, as appropriate to its specific investment objective and risk profile:

Large-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell 1000® Index, ranging from $1.1 billion to $501 billion as of December 31, 2013.

Mid-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell MidCap® Index, ranging from $1.2 billion to $29.3 billion as of December 31, 2013.

Small-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, the largest of which was $5.3 billion as of December 31, 2013.

International Stocks – stocks that trade on markets or are issued by companies that are located in, or derive a significant portion of their earnings or revenues from, countries around the world other than the United States. These may include both developed market countries as well as emerging market countries, which are developing and low- or middle-income countries as included in the MSCI Emerging Markets Index. Emerging market countries typically may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Bonds – fixed-income and other debt securities that represent an obligation by the issuer to pay a specified rate of interest or income at specified times, such as corporate bonds, bonds issued by a government or its agencies, asset-backed securities or mortgage-backed securities. Bonds may include investment-grade securities (i.e., rated in the four highest rating categories by a nationally recognized statistical rating organization, such as Moody’s, Standard & Poor’s and Fitch), as well as high-yield bonds, which are rated below investment grade.

Money Market Instruments – high quality debt instruments, such as commercial paper, notes issued by banks and U.S. government securities that mature in 397 days or less.

The Underlying Funds

Although each Cardinal Fund strives to provide diversification across major asset classes, each Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., the Underlying Funds) and may invest a significant portion of its assets in any one Underlying Fund.

Set forth below are the Underlying Funds currently selected to represent each asset class. The Adviser reserves the right to add, delete or change the Underlying Funds selected to represent the asset classes without notice to shareholders.

ASSET CLASS	UNDERLYING FUNDS

Large-Cap Stocks	NVIT MULTI-MANAGER LARGE CAP VALUE FUND. This Underlying Fund seeks long-term capital growth by investing in equity securities of large-cap companies, using a value style of investing.

NVIT MULTI-MANAGER LARGE CAP GROWTH FUND. This Underlying Fund seeks long-term capital growth by investing in equity securities of large-cap companies, using a growth style of investing.

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HOW THE FUNDS INVEST: NVIT CARDINALSM FUNDS (cont.)

ASSET CLASS	UNDERLYING FUNDS

Mid-Cap Stocks	NVIT MULTI-MANAGER MID CAP VALUE FUND. This Underlying Fund seeks long-term capital appreciation by investing in equity securities of mid-cap companies, using a value style of investing.

NVIT MULTI-MANAGER MID CAP GROWTH FUND. This Underlying Fund seeks long-term capital growth by investing in equity securities of mid-cap companies, using a growth style of investing.

Small-Cap Stocks	NVIT MULTI-MANAGER SMALL CAP VALUE FUND. This Underlying Fund seeks capital appreciation by investing in equity securities of small-cap companies, using a value style of investing.

NVIT MULTI-MANAGER SMALL CAP GROWTH FUND. This Underlying Fund seeks capital growth by investing in equity securities of small-cap companies, using a growth style of investing.

NVIT MULTI-MANAGER SMALL COMPANY FUND. This Underlying Fund seeks long-term growth of capital by investing in equity securities of small-cap companies.

International Stocks

NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND. This Underlying Fund seeks long-term capital appreciation by investing in equity securities of companies located, headquartered, or whose securities regularly trade on markets outside the United States, using a value style of investing.

NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND. This Underlying Fund seeks long-term capital growth by investing in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, a number of countries around the world other than the United States, using a growth style of investing.

ASSET CLASS	UNDERLYING FUNDS

Bonds

NVIT CORE BOND FUND. This Underlying Fund seeks a high level of current income consistent with preserving capital by investing at least 80% of its net assets in fixed-income securities that are investment grade, including corporate bonds, U.S. government securities and mortgage-backed and asset-backed securities.

NVIT CORE PLUS BOND FUND. This Underlying Fund seeks long-term total return, consistent with reasonable risk, by investing in a diversified portfolio of different types of investment grade fixed-income securities.

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND. This Underlying Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

NVIT SHORT TERM BOND FUND. This Underlying Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value by investing primarily in U.S. government securities, mortgage- and asset-backed securities, commercial paper and corporate bonds that are investment grade.

Money Market Instruments

NVIT MONEY MARKET FUND. The NVIT Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in money market obligations.

Please see the Appendix for additional information about each of the Underlying Funds in which the Funds currently invest.

33

HOW THE FUNDS INVEST: NVIT CARDINALSM FUNDS (cont.)

Nationwide Fund Advisors (the “Adviser”) establishes a target allocation among different asset classes appropriate for each Fund’s risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Within each target asset class allocation, the Adviser selects the Underlying Funds, and the percentage of the Fund’s assets that will be allocated to each such Underlying Fund.

The allocations shown in the table below are the target allocations for each Fund as of the date of this Prospectus stated as a percentage of the Fund’s total assets, plus or minus 5%. However, due to market value fluctuations or other factors, actual allocations may vary over short periods of time. In addition, the asset class allocation targets themselves may change over time in order for each Fund to meet its respective objective or as economic and/or market conditions warrant.

Investors should be aware that the Adviser applies a long-term investment horizon with respect to each Fund, and therefore, allocation changes are not likely to be made in response to short-term market conditions. The Adviser reserves the right to add or delete asset classes or to change the target allocations at any time and without notice. The Funds may also invest in other mutual funds not identified in the Appendix, including unaffiliated mutual funds, that are chosen either to complement or replace the Underlying Funds.

	Aggressive Fund	Moderately Aggressive Fund	Capital Appreciation Fund	Moderate Fund	Balanced Fund	Moderately Conservative Fund	Conservative Fund

U.S. STOCKS
U.S. Large Cap[1]	37%	35%	33%	29%	25%	22%	12%
U.S. Mid Cap[2]	13%	12%	11%	10%	8%	6%	3%
U.S. Small Cap[3]	12%	8%	6%	5%	4%	2%	0%

INTERNATIONAL STOCKS[4]	28%	25%	20%	16%	13%	10%	5%

BONDS[5]	10%	20%	30%	40%	50%	60%	78%

MONEY MARKET INSTRUMENTS	0%	0%	0%	0%	0%	0%	2%

[1]	“U.S. Large Cap” generally includes stocks of companies with market capitalizations similar to companies in the Russell 1000® Index.

[2]	“U.S. Mid Cap” generally includes stocks of companies with market capitalizations similar to companies in the Russell Mid Cap® Index.

[3]	“U.S. Small Cap” generally includes stocks of companies with market capitalizations similar to companies in the Russell 2000® Index.

[4]

“International Stocks” includes stocks that trade on markets or are issued by companies that are located in, or derive a significant portion of their earnings or revenues from, countries around the world other than the United States. These may include both developed market countries as well as emerging market countries.

[5]	“Bonds” includes fixed-income and other debt securities, including high-yield bonds (which are rated below investment grade).

34

RISKS OF INVESTING IN THE FUNDS: NVIT CARDINALSM FUNDS

None of the Cardinal Funds can guarantee that it will achieve its investment objective.

As with any mutual fund, the value of each Fund’s investments—and therefore, the value of each Fund’s shares—may fluctuate, and you may lose money. These changes may occur because of the following risks:

Risks Associated with a Fund-of-Funds Structure

Fund-of-funds risk – there are certain risks associated with a structure whereby a Fund invests primarily in other mutual funds. These risks include the following:

—

Underlying Fund Expenses: because each Fund owns shares of the Underlying Funds, shareholders of a Fund will indirectly pay a proportional share of the fees and expenses, including applicable management, administration and custodian fees, of the Underlying Funds in which the Funds invest. The Underlying Funds will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

—

Performance: each Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.

—

Asset Allocation: each Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

—

Strategy: there is the risk that the Adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, the Adviser may add or delete Underlying Funds, or alter a Fund’s asset allocation at its discretion. A material change in the Underlying Funds selected or in asset allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.

—

Conflict of Interest: the Adviser has the authority to select and replace Underlying Funds. In doing so, the Adviser could be subject to a potential conflict of interest because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds and receives advisory fees from such Underlying Funds, which is in addition to the advisory fee received from the Funds. Also, the fee received from an Underlying Fund is typically higher than the advisory fees paid by the Funds. Notwithstanding the foregoing, the Adviser has a fiduciary duty to each of the Cardinal Funds and must act in the best interest of each Cardinal Fund. In addition, the day-to-day management of the Underlying Funds is conducted by their respective subadvisers.

Nondiversified fund risk – Because each Cardinal Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these

Underlying Funds may have a greater impact on the Fund’s value and total return.

Management risk – each Fund is subject to the risk that the methods and analyses employed by the Fund’s investment adviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results. This could cause the Fund to lose value or its results to lag those of relevant benchmarks or other funds with similar objectives.

Risks Associated with U.S. and International Stocks

Stock market risk – refers to the possibility that an Underlying Fund could lose value if the individual equity securities in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline in price. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

—	corporate earnings;
—	production;
—	management;
—	sales and
—	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Smaller company risk – in general, stocks of small- and mid-cap companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, the Fund’s investment in a smaller company may lose substantial value. Investing in small- and mid-cap companies requires a longer-term Investment view and may not be appropriate for all investors.

Risks Associated with Fixed-Income Securities (Bonds and Money Market Instruments)

Interest rate and inflation risk – increases in interest rates may decrease the value of debt securities held by an Underlying Fund. In general, prices of fixed-income securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security’s price will be to interest rate changes. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations

35

RISKS OF INVESTING IN THE FUNDS: NVIT CARDINALSM FUNDS (cont.)

are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by a Fund.

Credit risk – the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. If an issuer defaults, the Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities an Underlying Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment-grade securities.

Credit ratings – “investment-grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s or unrated securities judged by the Underlying Fund’s subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment-grade. Ratings of securities purchased by an Underlying Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, the Fund must rely entirely on the credit assessment of the Underlying Fund’s subadviser.

U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (“GNMA”) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Funds are not guaranteed.

High-yield bonds risk – to the extent an Underlying Fund invests in high-yield bonds (i.e., “junk bonds”) and other lower-rated bonds, the Underlying Fund will be subject to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield bonds. An Underlying Fund’s investments in lower-rated securities may involve the following specific risks:

—	greater risk of loss due to default because of the increased likelihood that adverse economic or company-specific events will make the issuer unable to pay interest and/or principal when due;
—	wider price fluctuations due to changing interest rates and/or adverse economic and business developments and
—	greater risk of loss due to declining credit quality.

Asset-backed securities risk – like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

36

RISKS OF INVESTING IN THE FUNDS: NVIT CARDINALSM FUNDS (cont.)

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.

Mortgage-backed securities risk – these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by an Underlying Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.

Risks Associated with International Stocks and Bonds

Foreign securities risk – foreign stocks and bonds may be more volatile, harder to price, and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

—	political and economic instability including sanctions imposed by other foreign countries, including the United States;
—	the impact of currency exchange rate fluctuations;
—	reduced information about issuers;
—	higher transaction costs;
—	less stringent regulatory and accounting standards and
—	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization, or expropriation of the issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of an Underlying Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody – an Underlying Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on an Underlying Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount an Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for an Underlying Fund holding assets outside the United States.

37

RISKS OF INVESTING IN THE FUNDS: NVIT CARDINALSM FUNDS (cont.)

Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Additional Principal Risks that May Affect the Funds

Liquidity risk – the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell liquid securities at an unfavorable time and conditions. Underlying Funds that invest in fixed-income securities, such as mortgage-backed securities, and small- and mid-cap stocks will be especially subject to the risk that during certain periods, the liquidity of particular issuers will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

If the value of a Fund’s investments goes down, you may lose money.

A Fund may invest in or use other types of investments or strategies not shown here that do not represent principal investment strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

Selective Disclosure of Portfolio Holdings

Each Cardinal Fund posts onto the Trust’s Internet site (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

38

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

NFA allocates the Funds’ assets according to their respective target allocations for each asset class and the Underlying Funds. NFA then monitors these allocations, as well as factors that could influence the allocations, such as market and economic conditions. For these services, each Fund pays NFA an annual management fee. This is in addition to the investment advisory fees paid to the Adviser by the Underlying Funds in which the Funds invest.

NFA has engaged Nationwide Asset Management, LLC (“NWAM”) to provide asset allocation consulting services to NFA in connection with the development and periodic review of each Cardinal Fund’s target allocation. NFA pays NWAM from the management fee it receives for the asset allocation consulting services. NWAM is a registered investment adviser and wholly owned subsidiary of Nationwide Mutual Insurance Company, and therefore is affiliated with NFA and Nationwide Life. NWAM also serves as the subadviser to certain Nationwide Funds. NFA and NWAM therefore could be subject to a conflict of interest, because one or more Underlying Funds selected for investment by the Cardinal Funds may be subadvised by NWAM, which earns fees for subadvising such Underlying Funds. The NVIT Core Bond Fund, Nationwide Inflation-Protected Securities Fund and NVIT Short Term Bond Fund, three of the Underlying Funds in which the Cardinal Funds invest, are subadvised by NWAM.

The Cardinal Funds are used as underlying investment options to fund benefits payable under variable annuities and/or variable life insurance contracts issued by Nationwide Life (“Variable Insurance Contracts”), some of which may offer guaranteed lifetime income or death benefits. Additional conflicts of interest thus may exist also because Nationwide Life is affiliated with NFA and NWAM, and NFA’s and NWAM’s allocation decisions with respect to the Cardinal Funds may take into account Nationwide Life’s interests as they relate to guaranteed benefits available under Variable Insurance Contracts. For example, selecting and allocating assets to Underlying Funds that invest primarily in fixed-income securities or in a more conservative or less volatile investment style may operate to reduce the regulatory capital requirements that Nationwide Life must satisfy in order to support its guarantees under Variable Insurance Contracts it issues, may indirectly reduce Nationwide Life’s risk from the lifetime income or death benefits, or make it easier for Nationwide Life to manage its risk through the use of various hedging techniques. NFA has developed an investment allocation process that seeks to ensure that the Cardinal Funds are managed in the best interests of contract owners who select sub-accounts that invest in the Cardinal Funds’ shares. Further, NFA and NWAM together have adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. NFA ultimately has sole responsibility for determining each Cardinal Fund’s asset class allocation and the selection of the Underlying Funds. As the investment adviser to the Cardinal Funds, NFA has a fiduciary duty to each Cardinal Fund and must act in each Cardinal Fund’s best interests.

Each Fund pays NFA an annual management fee based on the Fund’s average daily net assets. The annual management fee paid by each Fund to NFA for the fiscal year ended December 31, 2013, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers or reimbursements, was as follows:

Fund	Actual Management Fee
NVIT CardinalSM Aggressive Fund	0.10%
NVIT CardinalSM Moderately Aggressive Fund	0.20%
NVIT CardinalSM Capital Appreciation Fund	0.19%
NVIT CardinalSM Moderate Fund	0.19%
NVIT CardinalSM Balanced Fund	0.20%
NVIT CardinalSM Moderately Conservative Fund	0.20%
NVIT CardinalSM Conservative Fund	0.20%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreements for the Funds will be available in the Funds’ semiannual report to shareholders, which will cover the period January 1, 2014 to June 30, 2014.

Portfolio Management

Thomas R. Hickey Jr. and Benjamin A. Richer are the Funds’ portfolio managers and are responsible for the day-to-day management of the Funds in accordance with (1) their respective target asset class allocations and (2) the allocations to each of their respective Underlying Funds. Mr. Hickey joined NFA in April 2001 and is currently Head of Asset Strategies at NFA. Since September 2007, Mr. Hickey has been the lead manager for all NFA asset allocation strategies. Mr. Richer joined NFA in 2006 and is currently Director of Asset Strategies at NFA. Mr. Richer became a co-portfolio manager to the Funds in April 2014.

Additional Information about the Portfolio Manager

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund, if any.

Multi-Manager Structure

The Adviser has no current plans to hire a subadviser with respect to these Funds. Nevertheless, the Adviser and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a

39

FUND MANAGEMENT (cont.)

subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. Currently, the Funds are managed directly by the Adviser, but if a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.

In instances where the Adviser would hire a subadviser, the Adviser performs oversight and evaluation services to a subadvised Fund, including the following:

—	performing initial due diligence on prospective Fund subadvisers;
—	selecting Fund subadvisers;
—	monitoring subadviser performance, including ongoing analysis and periodic consultations;
—	communicating performance expectations and evaluations to the subadvisers and
—	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

The Adviser does not expect to frequently recommend subadviser changes. The Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although the Adviser monitors each subadviser’s performance, there is no certainty that any subadviser or Fund would obtain favorable results at any given time.

40

INVESTING WITH NATIONWIDE FUNDS

WHO CAN BUY SHARES OF THE CARDINAL FUNDS

Shares of the Cardinal Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, “variable insurance contracts”) under the Funds’ “Mixed and Shared” Exemptive Order (“Order”). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Funds is known as “mixed funding.”

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II shares. Shares of the Cardinal Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This Prospectus should be read in conjunction with the Prospectus of the separate account of your specific variable insurance contract.

In the future, the Funds may sell shares to separate accounts of other unaffiliated insurance companies, as well as to Nationwide. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

—	New Year’s Day
—	Martin Luther King, Jr. Day
—	Presidents’ Day
—	Good Friday
—	Memorial Day
—	Independence Day
—	Labor Day
—	Thanksgiving Day
—	Christmas Day
—	Other days when the Exchange is closed.

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUE PRICING

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing. The prospectuses for those underlying mutual funds should explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing. Where such Underlying Fund NAVs or other market-based quotations for a Fund’s assets are either unavailable or deemed by the Adviser to be unreliable, such securities are valued at fair value by the Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and

41

INVESTING WITH NATIONWIDE FUNDS (cont.)

news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

By fair valuing a security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that an Underlying Fund’s NAV is calculated, an Underlying Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on an Underlying Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. An Underlying Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the Exchange. The fair values assigned to an Underlying Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)).

Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

The Cardinal Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

—	disrupt portfolio management strategies;
—	increase brokerage and other transaction costs and
—	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Although the Funds are intended for investors with relatively long time horizons, those Funds that invest in foreign securities, particularly the Aggressive Fund, Moderately Aggressive Fund and Capital Appreciation Fund, may be at greater risk for excessive trading because these Funds invest a greater proportion of their respective assets in international securities. Therefore the impact of short-term trading may be greater for these Funds. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.

42

INVESTING WITH NATIONWIDE FUNDS (cont.)

Monitoring of Trading Activity

It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

Restrictions on Transactions

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

—	restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
—	reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.

DISTRIBUTION AND SERVICES PLANS

Because distribution and service fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class I and Class II shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.

For the fiscal year ended December 31, 2013, administrative services fees, expressed as a percentage of the share class’s average daily net assets, were 0.05% for Class I shares and Class II shares of the Cardinal Funds.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:

—	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
—	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds

43

INVESTING WITH NATIONWIDE FUNDS (cont.)

on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

—	affiliates of NFA;
—	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
—	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

—	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
—	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

The fees and expenses in the Fees and Expenses table of each Fund Summary are based on average annual net assets during the fiscal year ended December 31, 2013, and do not reflect any change in expense ratios resulting from a change in assets under management since December 31, 2013. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund.

44

DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.

Tax Status

Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

45

FINANCIAL HIGHLIGHTS: NVIT CARDINALSM AGGRESSIVE FUND

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years ended December 31 or, if the Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) . THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$8.93	$0.12	$2.50	$2.62	$(0.13)	$(0.24)	$(0.37)	$11.18	29.65%	$14,073,153	0.33%	1.18%	0.43%	25.70%
Year Ended December 31, 2012 (c)	8.09	0.06	1.24	1.30	(0.09)	(0.37)	(0.46)	8.93	16.22	8,511,164	0.33	0.71	0.49	18.50
Year Ended December 31, 2011 (c)	8.95	0.08	(0.63)	(0.55)	(0.18)	(0.13)	(0.31)	8.09	(6.19)	6,466,762	0.33	0.94	0.49	26.41
Year Ended December 31, 2010 (c)	8.41	0.08	1.17	1.25	(0.03)	(0.68)	(0.71)	8.95	15.00	4,407,665	0.33	0.87	0.60	51.11
Year Ended December 31, 2009 (c)	6.57	0.07	1.84	1.91	(0.07)	–	(0.07)	8.41	29.30	1,976,590	0.33	0.95	0.53	32.02

Class II Shares
Year Ended December 31, 2013 (c)	$8.92	$0.12	$2.48	$2.60	$(0.12)	$(0.24)	$(0.36)	$11.16	29.47%	$54,302,515	0.42%	1.16%	0.68%	25.70%
Year Ended December 31, 2012 (c)	8.08	0.05	1.25	1.30	(0.09)	(0.37)	(0.46)	8.92	16.15	30,727,710	0.42	0.61	0.74	18.50
Year Ended December 31, 2011 (c)	8.94	0.06	(0.61)	(0.55)	(0.18)	(0.13)	(0.31)	8.08	(6.38)	25,556,327	0.42	0.67	0.74	26.41
Year Ended December 31, 2010 (c)	8.41	0.07	1.17	1.24	(0.03)	(0.68)	(0.71)	8.94	14.96	25,330,361	0.42	0.85	0.84	51.11
Year Ended December 31, 2009 (c)	6.57	0.06	1.85	1.91	(0.07)	–	(0.07)	8.41	29.20	13,047,556	0.42	0.89	0.78	32.02

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

46

FINANCIAL HIGHLIGHTS: NVIT CARDINALSM MODERATELY AGGRESSIVE FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$10.13	$0.14	$2.29	$2.43	$(0.18)	$(0.50)	$(0.68)	$11.88	24.35%	$45,578,125	0.30%	1.28%	0.30%	13.47%
Year Ended December 31, 2012 (c)	9.18	0.09	1.25	1.34	(0.13)	(0.26)	(0.39)	10.13	14.67	33,645,683	0.30	0.94	0.30	8.85
Year Ended December 31, 2011 (c)	9.95	0.10	(0.54)	(0.44)	(0.24)	(0.09)	(0.33)	9.18	(4.57)	28,354,511	0.30	1.06	0.30	13.96
Year Ended December 31, 2010 (c)	8.84	0.10	1.07	1.17	(0.06)	–	(0.06)	9.95	13.50	26,058,874	0.30	1.14	0.31	5.62
Year Ended December 31, 2009 (c)	7.08	0.11	1.76	1.87	(0.11)	–	(0.11)	8.84	26.69	13,307,323	0.30	1.44	0.30	15.09

Class II Shares
Year Ended December 31, 2013 (c)	$10.12	$0.12	$2.30	$2.42	$(0.17)	$(0.50)	$(0.67)	$11.87	24.28%	$429,925,332	0.39%	1.11%	0.55%	13.47%
Year Ended December 31, 2012 (c)	9.17	0.08	1.25	1.33	(0.12)	(0.26)	(0.38)	10.12	14.59	379,203,538	0.39	0.81	0.55	8.85
Year Ended December 31, 2011 (c)	9.94	0.09	(0.54)	(0.45)	(0.23)	(0.09)	(0.32)	9.17	(4.67)	353,002,030	0.39	0.91	0.55	13.96
Year Ended December 31, 2010 (c)	8.84	0.11	1.05	1.16	(0.06)	–	(0.06)	9.94	13.31	389,725,340	0.39	1.21	0.56	5.62
Year Ended December 31, 2009 (c)	7.08	0.09	1.78	1.87	(0.11)	–	(0.11)	8.84	26.58	189,004,607	0.38	1.23	0.54	15.09

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

47

FINANCIAL HIGHLIGHTS: NVIT CARDINALSM CAPITAL APPRECIATION FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$10.52	$0.15	$2.08	$2.23	$(0.19)	$(0.33)	$(0.52)	$12.23	21.44%	$19,611,753	0.28%	1.32%	0.28%	4.99%
Year Ended December 31, 2012 (c)	9.51	0.11	1.20	1.31	(0.15)	(0.15)	(0.30)	10.52	13.74	15,219,125	0.29	1.11	0.29	9.20
Year Ended December 31, 2011 (c)	10.14	0.12	(0.45)	(0.33)	(0.24)	(0.06)	(0.30)	9.51	(3.37)	12,899,136	0.29	1.22	0.29	10.20
Year Ended December 31, 2010 (c)	9.09	0.12	1.00	1.12	(0.07)	–	(0.07)	10.14	12.46	9,175,067	0.29	1.28	0.29	3.48
Year Ended December 31, 2009 (c)	7.43	0.13	1.66	1.79	(0.13)	–	(0.13)	9.09	24.25	4,277,333	0.30	1.59	0.30	9.53

Class II Shares
Year Ended December 31, 2013 (c)	$10.52	$0.14	$2.07	$2.21	$(0.18)	$(0.33)	$(0.51)	$12.22	21.25%	$2,945,051,383	0.37%	1.20%	0.53%	4.99%
Year Ended December 31, 2012 (c)	9.51	0.11	1.19	1.30	(0.14)	(0.15)	(0.29)	10.52	13.64	2,426,935,403	0.38	1.03	0.54	9.20
Year Ended December 31, 2011 (c)	10.14	0.12	(0.46)	(0.34)	(0.23)	(0.06)	(0.29)	9.51	(3.45)	2,001,512,218	0.38	1.20	0.54	10.20
Year Ended December 31, 2010 (c)	9.09	0.11	1.01	1.12	(0.07)	–	(0.07)	10.14	12.39	1,310,902,638	0.38	1.22	0.54	3.48
Year Ended December 31, 2009 (c)	7.43	0.13	1.65	1.78	(0.12)	–	(0.12)	9.09	24.16	544,708,502	0.38	1.55	0.54	9.53

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

48

FINANCIAL HIGHLIGHTS: NVIT CARDINALSM MODERATE FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$10.65	$0.16	$1.73	$1.89	$(0.19)	$(0.28)	$(0.47)	$12.07	17.98%	$29,785,972	0.28%	1.41%	0.28%	4.60%
Year Ended December 31, 2012 (c)	9.76	0.13	1.09	1.22	(0.16)	(0.17)	(0.33)	10.65	12.45	22,401,147	0.29	1.21	0.29	9.52
Year Ended December 31, 2011 (c)	10.30	0.13	(0.36)	(0.23)	(0.25)	(0.06)	(0.31)	9.76	(2.25)	18,114,596	0.29	1.26	0.29	8.66
Year Ended December 31, 2010 (c)	9.33	0.13	0.93	1.06	(0.09)	–	(0.09)	10.30	11.42	16,991,776	0.29	1.34	0.29	4.41
Year Ended December 31, 2009 (c)	7.78	0.14	1.56	1.70	(0.15)	–	(0.15)	9.33	22.01	7,668,257	0.29	1.70	0.29	9.32

Class II Shares
Year Ended December 31, 2013 (c)	$10.64	$0.15	$1.72	$1.87	$(0.18)	$(0.28)	$(0.46)	$12.05	17.80%	$2,932,675,407	0.37%	1.32%	0.53%	4.60%
Year Ended December 31, 2012 (c)	9.75	0.12	1.09	1.21	(0.15)	(0.17)	(0.32)	10.64	12.37	2,271,186,975	0.38	1.14	0.54	9.52
Year Ended December 31, 2011 (c)	10.29	0.13	(0.37)	(0.24)	(0.24)	(0.06)	(0.30)	9.75	(2.33)	1,888,371,369	0.38	1.26	0.54	8.66
Year Ended December 31, 2010 (c)	9.32	0.13	0.92	1.05	(0.08)	–	(0.08)	10.29	11.37	1,347,709,722	0.38	1.32	0.54	4.41
Year Ended December 31, 2009 (c)	7.78	0.15	1.53	1.68	(0.14)	–	(0.14)	9.32	21.95	513,389,824	0.38	1.70	0.54	9.32

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

49

FINANCIAL HIGHLIGHTS: NVIT CARDINALSM BALANCED FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$10.80	$0.16	$1.42	$1.58	$(0.20)	$(0.25)	$(0.45)	$11.93	14.72%	$172,153,686	0.29%	1.38%	0.29%	6.39%
Year Ended December 31, 2012 (c)	9.98	0.14	0.98	1.12	(0.17)	(0.13)	(0.30)	10.80	11.24	150,830,174	0.29	1.32	0.29	8.90
Year Ended December 31, 2011 (c)	10.44	0.14	(0.27)	(0.13)	(0.27)	(0.06)	(0.33)	9.98	(1.26)	135,872,430	0.29	1.38	0.29	7.65
Year Ended December 31, 2010 (c)	9.55	0.41	0.58	0.99	(0.10)	–	(0.10)	10.44	10.46	137,723,174	0.29	4.00	0.29	3.87
Year Ended December 31, 2009 (c)	8.12	0.15	1.45	1.60	(0.17)	–	(0.17)	9.55	19.88	2,353,767	0.30	1.72	0.30	8.76

Class II Shares
Year Ended December 31, 2013 (c)	$10.78	$0.16	$1.41	$1.57	$(0.19)	$(0.25)	$(0.44)	$11.91	14.66%	$1,961,250,733	0.38%	1.35%	0.54%	6.39%
Year Ended December 31, 2012 (c)	9.97	0.14	0.96	1.10	(0.16)	(0.13)	(0.29)	10.78	11.06	1,575,424,774	0.38	1.30	0.54	8.90
Year Ended December 31, 2011 (c)	10.42	0.14	(0.27)	(0.13)	(0.26)	(0.06)	(0.32)	9.97	(1.35)	1,270,799,151	0.38	1.38	0.54	7.65
Year Ended December 31, 2010 (c)	9.54	0.14	0.83	0.97	(0.09)	–	(0.09)	10.42	10.41	933,309,153	0.38	1.38	0.54	3.87
Year Ended December 31, 2009 (c)	8.11	0.15	1.45	1.60	(0.17)	–	(0.17)	9.54	19.82	424,990,355	0.38	1.75	0.54	8.76

Amounts designated as “–” are zero or have been rounded to zero.

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

50

FINANCIAL HIGHLIGHTS: NVIT CARDINALSM MODERATELY CONSERVATIVE FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$10.80	$0.18	$1.04	$1.22	$(0.21)	$(0.24)	$(0.45)	$11.57	11.33%	$6,331,385	0.30%	1.56%	0.30%	10.12%
Year Ended December 31, 2012 (c)	10.15	0.18	0.84	1.02	(0.18)	(0.19)	(0.37)	10.80	10.13	4,955,966	0.30	1.69	0.30	11.52
Year Ended December 31, 2011 (c)	10.51	0.17	(0.19)	(0.02)	(0.28)	(0.06)	(0.34)	10.15	(0.28)	3,220,916	0.30	1.64	0.30	12.05
Year Ended December 31, 2010 (c)	9.75	0.15	0.74	0.89	(0.11)	(0.02)	(0.13)	10.51	9.31	2,715,207	0.30	1.46	0.31	4.76
Year Ended December 31, 2009 (c)	8.47	0.17	1.32	1.49	(0.20)	(0.01)	(0.21)	9.75	17.64	1,697,147	0.30	1.91	0.31	10.72

Class II Shares
Year Ended December 31, 2013 (c)	$10.80	$0.16	$1.05	$1.21	$(0.20)	$(0.24)	$(0.44)	$11.57	11.24%	$842,622,400	0.39%	1.40%	0.55%	10.12%
Year Ended December 31, 2012 (c)	10.15	0.16	0.85	1.01	(0.17)	(0.19)	(0.36)	10.80	10.04	735,742,221	0.39	1.49	0.55	11.52
Year Ended December 31, 2011 (c)	10.51	0.16	(0.19)	(0.03)	(0.27)	(0.06)	(0.33)	10.15	(0.27)	567,581,529	0.39	1.53	0.55	12.05
Year Ended December 31, 2010 (c)	9.76	0.15	0.73	0.88	(0.11)	(0.02)	(0.13)	10.51	9.03	413,845,909	0.39	1.50	0.56	4.76
Year Ended December 31, 2009 (c)	8.47	0.19	1.30	1.49	(0.19)	(0.01)	(0.20)	9.76	17.68	183,329,225	0.39	2.08	0.56	10.72

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

51

FINANCIAL HIGHLIGHTS: NVIT CARDINALSM CONSERVATIVE FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover (b)
Class I Shares
Year Ended December 31, 2013 (c)	$10.70	$0.17	$0.36	$0.53	$(0.20)	$(0.17)	$(0.37)	$10.86	5.03%	$9,153,980	0.29%	1.52%	0.29%	15.67%
Year Ended December 31, 2012 (c)	10.27	0.20	0.57	0.77	(0.19)	(0.15)	(0.34)	10.70	7.58	9,230,819	0.30	1.86	0.30	16.29
Year Ended December 31, 2011 (c)	10.45	0.20	(0.05)	0.15	(0.28)	(0.05)	(0.33)	10.27	1.50	5,232,810	0.30	1.95	0.30	12.75
Year Ended December 31, 2010 (c)	10.06	0.18	0.50	0.68	(0.13)	(0.16)	(0.29)	10.45	6.87	2,764,606	0.30	1.72	0.30	11.55
Year Ended December 31, 2009 (c)	9.12	0.20	1.00	1.20	(0.24)	(0.02)	(0.26)	10.06	13.22	1,379,456	0.31	2.04	0.31	23.61

Class II Shares
Year Ended December 31, 2013 (c)	$10.70	$0.15	$0.37	$0.52	$(0.19)	$(0.17)	$(0.36)	$10.86	4.93%	$749,634,255	0.38%	1.36%	0.54%	15.67%
Year Ended December 31, 2012 (c)	10.27	0.19	0.57	0.76	(0.18)	(0.15)	(0.33)	10.70	7.50	777,280,168	0.39	1.79	0.55	16.29
Year Ended December 31, 2011 (c)	10.45	0.18	(0.04)	0.14	(0.27)	(0.05)	(0.32)	10.27	1.41	597,667,272	0.39	1.75	0.55	12.75
Year Ended December 31, 2010 (c)	10.06	0.17	0.51	0.68	(0.13)	(0.16)	(0.29)	10.45	6.80	392,513,364	0.39	1.61	0.55	11.55
Year Ended December 31, 2009 (c)	9.13	0.22	0.96	1.18	(0.23)	(0.02)	(0.25)	10.06	13.02	201,495,521	0.39	2.28	0.55	23.61

(a)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	Per share calculations were performed using average shares method.

52

APPENDIX

Additional Information about the Underlying Funds

Following are descriptions of the Underlying Funds that are in which the Funds currently invest. The descriptions are qualified in their entirety by reference to the prospectus and statement of additional information of each Underlying Fund. The following list of eligible Underlying Funds is subject to change at any time and without notice. In addition, Underlying Funds not identified in this Appendix may also be selected by the Adviser at its discretion. Prospectuses for the Underlying Funds should be referred to for more information, including the principal investment strategies and the risks of each Underlying Fund.

U.S. Stocks – Large Cap

NVIT MULTI-MANAGER LARGE CAP GROWTH FUND seeks long-term capital growth by investing in equity securities of large capitalization companies, using a growth style of investing. This means that the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may also invest in equity securities of companies that are located outside the United States. The Fund consists of three portions managed by different subadvisers.

NVIT MULTI-MANAGER LARGE CAP VALUE FUND seeks long-term capital growth by investing in equity securities of large capitalization companies, using a value style of investing. This means that the Fund seeks companies whose stock price may not reflect the company’s intrinsic value. The Fund may also invest in equity securities of companies that are located outside the United States. The Fund consists of three portions managed by different subadvisers.

U.S. Stocks – Mid Cap

NVIT MULTI-MANAGER MID CAP GROWTH FUND seeks long-term capital growth by investing in equity securities of medium-sized companies, using a growth style of investing. This means that the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may also invest in equity securities of companies that are located outside the United States. It may invest in any economic sector and, at times, emphasize one or more particular sectors. The Fund consists of two portions managed by different subadvisers.

NVIT MULTI-MANAGER MID CAP VALUE FUND seeks long-term capital appreciation by investing in equity securities of medium-sized companies, using a value style of investing. This means that the Fund seeks companies whose stock price may not reflect the company’s intrinsic value. The Fund may also invest in equity securities of companies that are located outside the United States. The Fund may also emphasize one or more economic sectors. The Fund consists of three portions managed by different subadvisers.

U.S. Stocks – Small Cap

NVIT MULTI-MANAGER SMALL COMPANY FUND seeks long-term

growth of capital by investing in equity securities of smaller sized companies. The Fund may also invest up to 25% of its total assets in equity securities of small-cap companies that are

located outside the United States, including those in emerging market countries, and may invest without limit in initial public offerings of small-cap companies. The Fund consists of four

portions managed by different subadvisers.

NVIT MULTI-MANAGER SMALL CAP GROWTH FUND seeks capital growth by investing in equity securities of smaller-sized companies, using a growth style of investing. This means that the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may also invest in equity securities of small-cap companies that are located outside the United States, and may invest without limit in initial public offerings of small-cap companies. The Fund consists of two portions managed by different subadvisers.

NVIT MULTI-MANAGER SMALL CAP VALUE FUND seeks capital appreciation by investing in equity securities of smaller-sized companies, using a value style of investing. This means that the Fund seeks companies whose stock price may not reflect the company’s intrinsic value. The Fund also invests in stocks that are not well recognized and stocks of special situation companies and turnarounds. The Fund may invest in real estate securities, including real estate investment trusts, and may invest up to 20% of the value of its total assets in equity securities of foreign companies. The Fund may also invest in initial public offerings of small-cap companies. The Fund consists of two portions managed by different subadvisers.

International Stocks

NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND seeks long-term capital appreciation by investing in equity securities of companies located, headquartered, or whose securities regularly trade on markets outside the United States, using a value style of investing. Some of these countries may be considered to be emerging market countries. Under normal circumstances, the Fund invests in the securities of companies located or traded in at least six different countries, foreign markets or regions other than the United States. The Fund may invest up to 35% of its net assets in companies located or traded in any one of Australia, Canada, France, Japan, Germany or the United Kingdom. The Fund consists of two portions managed by different subadvisers.

NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND seeks long-term capital growth by investing in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. The Fund employs a growth style of investing, meaning that the Fund seeks companies whose earnings are expected to grow consistently

53

APPENDIX (cont.)

faster than those of other companies. The Fund may invest in equity securities of companies of any market capitalization, including small-and mid-cap companies, and also may use currency futures and forward foreign currency exchange contracts in order to hedge against international currency exposure. The Fund consists of two portions managed by different subadvisers.

Bonds

NVIT CORE BOND FUND seeks a high level of current income consistent with preserving capital by investing at least 80% of its net assets in a wide variety of investment grade fixed-income securities, such as corporate bonds, U.S. government securities, and mortgage-backed and asset-backed securities. The Fund may also invest in high yield bonds (i.e., “junk bonds”), as well as foreign corporate and government bonds denominated in U.S. dollars. The Fund seeks to achieve its objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.

NVIT CORE PLUS BOND FUND seeks long-term total return, consistent with reasonable risk, by investing in a diversified portfolio of different types of investment grade fixed-income securities. In contrast to a typical core bond strategy, the Fund also invests a portion of its assets in fixed-income securities that carry higher risks, but which potentially offer higher investment rewards. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed-income securities, including corporate bonds and U.S. government securities. The Fund may also invest in mortgage-backed securities, asset-backed securities, fixed-income securities of issuers located outside the United States, foreign government bonds, and high-yield bonds.

NATIONWIDE INFLATION-PROTECTED SECURITIES FUND seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. Most of these securities are Treasury Inflation Protected Securities, which are inflation-adjusted securities issued by the U.S. Treasury. Nevertheless, this Underlying Fund has the flexibility to invest in other inflation-linked U.S. government securities, as well as inflation-linked securities issued by entities such as domestic and foreign corporations and governments, so long as they are investment grade at the time of their purchase. The Fund may invest in debt securities of any maturity, but is expected to maintain a dollar-weighted average maturity of between 5 and 15 years. The Fund also may invest up to 20% of its net assets in fixed-income securities that are not linked to inflation. These securities may include other debt securities issued by the U.S. government, its agencies or instrumentalities, corporations or other nongovernmental issuers.

Short-Term Bonds

NVIT SHORT TERM BOND FUND seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value by investing, under normal circumstances, at least 80% of its net assets in a wide variety of investment grade fixed-income securities, such as corporate bonds, U.S. government securities, mortgage-backed and asset-backed securities and commercial paper. The Fund may also invest in foreign government and corporate bonds that are denominated in U.S. dollars. Any of these securities may pay interest on either a fixed-rate or variable-rate basis. Up to 10% of the Fund’s net assets also may be invested in high-yield bonds (commonly known as “junk bonds”). In choosing securities, the subadviser attempts to identify securities that, in its opinion, offer the best combination of yield, maturity and relative price performance, based on anticipated changes in interest rates and in the price relationships among various types of fixed-income securities. The Fund is managed so that its average portfolio duration generally will not exceed three years.

Money Market Instruments

NVIT MONEY MARKET FUND seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund invests in high quality money market obligations that mature in 397 days or less. These securities are issued by banks, corporations, and the U.S. government, and may include asset-backed securities, shares of other money market mutual funds, and obligations of states, municipalities, and foreign governments. The Fund may purchase foreign money market securities, although all money market obligations held by the Fund must be denominated in U.S. dollars. The Fund may invest in floating and variable-rate obligations and other money market mutual funds, and may enter into repurchase agreements. The Fund maintains a dollar-weighted average maturity of no more than 60 days and a weighted average life of no more than 120 days.

The SAI contains more information on the Fund’s investments and strategies and can be requested using the telephone number on the back of this prospectus.

54

Information from Nationwide Funds

Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents—which may be obtained free of charge—contain additional information about the Funds’ investments:

—	Statement of Additional Information (incorporated by reference into this Prospectus)

—	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

—	Semiannual Reports

To obtain a document free of charge, to request other information about the Funds, or to make inquires to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):

—	on the SEC’s EDGAR database via the Internet at www.sec.gov

—	by electronic request to publicinfo@sec.gov

—	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

—	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.

Nationwide Funds Group

1000 Continental Drive, Suite 400

King of Prussia, PA 19406

The Trust’s Investment Company Act File No.: 811-03213

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds,

Nationwide Funds Group and On Your Side are service

marks of Nationwide Mutual Insurance Company.

NPR-CD (4/14)	© 2014 Nationwide Funds Group. All rights reserved.

Nationwide Variable Insurance Trust

Prospectus  April 30, 2014

Fund and Class
American Funds NVIT Growth Fund Class II
American Funds NVIT Global Growth Fund Class II
American Funds NVIT Growth-Income Fund Class P
American Funds NVIT Growth-Income Fund Class II
American Funds NVIT Asset Allocation Fund Class P
American Funds NVIT Asset Allocation Fund Class II
American Funds NVIT Bond Fund Class II

The Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

nationwide.com/mutualfundsnvit

THIS PAGE INTENTIONALLY LEFT BLANK.

2	Fund Summaries
American Funds NVIT Growth Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth-Income Fund
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund

19	How the Funds Invest
American Funds NVIT Growth Fund
American Funds NVIT Global Growth Fund
American Funds NVIT Growth-Income Fund
American Funds NVIT Asset Allocation Fund
American Funds NVIT Bond Fund

28	Risks of Investing in the Funds

33	Fund Management
Master-Feeder Mutual Fund Structure
Investment Adviser to the Master Funds
Master-Feeder Service Provider to the Feeder Funds
Portfolio Management of the Master Funds
Additional Information about the Fund Managers

37	Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Value Pricing
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Monitoring of Trading Activity
Restrictions on Transactions
Distribution and Services Plans
Revenue Sharing
Additional Information about Fees and Expenses

41	Distributions and Taxes

42	Financial Highlights

1

FUND SUMMARY: AMERICAN FUNDS NVIT GROWTH FUND

Objective

The American Funds NVIT Growth Fund (the “Fund” or “Feeder Fund”) seeks to provide growth of capital.

Fees and Expenses1

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

Class II
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.33%
Distribution and/or Service (12b-1) Fee	0.25%
Other Expenses	0.58%
Total Annual Fund Operating Expenses	1.16%
Fee Waiver/Expense Reimbursement[2]	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.01%

1	The Fees and Expenses Table and the Example below reflect the aggregate expenses of both the Master Growth Fund (as described in the Principal Investment Strategies section below) and the Fund.

2	Nationwide Fund Management LLC (“Nationwide”), the Fund’s master-feeder service provider, has entered into a contractual agreement with Nationwide Variable Insurance Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund’s adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees, monitoring the ongoing investment performance of the Fund, coordinating financial statements with those of the Fund, and distributing applicable documents and materials to Fund shareholders. This agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. This agreement currently runs until at least May 1, 2015 and may be renewed at that time.

2

FUND SUMMARY: AMERICAN FUNDS NVIT GROWTH FUND (cont.)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$103	$354	$624	$1,396

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.00% of the average value of its portfolio. Portfolio turnover is calculated on the basis of the Master Growth Fund (as described below), in which the Fund invests all of its investable assets.

Principal Investment Strategies

The Fund invests all of its assets in the Class 1 shares of the Growth Fund (the “Master Growth Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company. In pursuing its investment objective, the Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest a portion of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the Master Growth Fund focuses on investments in medium to larger capitalization companies, the Master Growth Fund’s investments are not limited to a particular capitalization size.

The Master Growth Fund’s investment adviser uses a system of multiple portfolio managers in managing the Master Growth Fund’s assets. Under this approach, the portfolio of the Master Growth Fund is divided into segments managed by individual portfolio managers who decide how their respective segments will be invested.

The Master Growth Fund relies on the professional judgment of its investment adviser to make decisions about the Master Growth Fund’s portfolio investments. The basic investment philosophy of the Master Growth Fund’s investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Master Growth Fund’s investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Growth Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate through its investment in the Master Growth Fund. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Investing for growth – common stocks and other equity-type securities that seek growth may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Master-feeder structure risk – other “feeder” funds also may invest in the Master Growth Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth Fund borne by the remaining feeder fund shareholders, including the Fund.

Management risk – the Fund is subject to the risk that the methods and analyses employed by the Master Growth Fund’s investment adviser may not produce the desired results. This could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable

3

FUND SUMMARY: AMERICAN FUNDS NVIT GROWTH FUND (cont.)

broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

The Feeder Fund commenced operations on May 1, 2006 (the “Commencement Date”). Performance shown prior to that date is that of Class 1 Shares of the Master Growth Fund adjusted to reflect the total annual Feeder Fund operating expenses in effect on the Commencement Date (excluding fee waivers and expense reimbursements). If current total annual Feeder Fund operating expenses (excluding fee waivers and expense reimbursements) were used to calculate performance prior to the Commencement Date, the performance could be higher or lower than that shown. Performance shown after the Commencement Date is the Feeder Fund’s actual performance.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:    18.36% – 2nd qtr. of 2009

Lowest Quarter:    -26.15% – 4th qtr. of 2008

Average Annual Total Returns

(For Periods Ended December 31, 2013):

	1 Year	5 Years	10 Years
Class II shares	29.61%	18.93%	7.71%
S&P 500® Index (reflects no deduction for fees or expenses)	32.39%	17.94%	7.41%

Portfolio Management

Investment Adviser to the Master Funds

Capital Research and Management CompanySM (“Capital Research”)

Portfolio Managers

Portfolio Managers	Title	Length of Service
Donnalisa Parks Barnum	Senior Vice President – Capital World Investors, a division of Capital Research	Since 2003
Gregory D. Johnson	Senior Vice President – Capital World Investors, a division of Capital Research	Since 2007
Michael T. Kerr	Senior Vice President – Capital World Investors, a division of Capital Research	Since 2005
Ronald B. Morrow	Senior Vice President – Capital World Investors, a division of Capital Research	Since 2003
Alan J. Wilson	Senior Vice President – Capital World Investors, a division of Capital Research	Since 2014

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

4

FUND SUMMARY: AMERICAN FUNDS NVIT GLOBAL GROWTH FUND

Objective

The American Funds NVIT Global Growth Fund (the “Fund” or “Feeder Fund”) seeks to provide long-term growth of capital.

Fees and Expenses1

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

Class II
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.53%
Distribution and/or Service (12b-1) Fee	0.25%
Other Expenses	0.60%
Total Annual Fund Operating Expenses	1.38%
Fee Waiver/Expense Reimbursement[2]	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.23%

1	The Fees and Expenses Table and the Example below reflect the aggregate expenses of both the Master Global Growth Fund (as described in the Principal Investment Strategies section below) and the Fund.

2	Nationwide Fund Management LLC (“Nationwide”), the Fund’s master-feeder service provider, has entered into a contractual agreement with Nationwide Variable Insurance Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund’s adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees, monitoring the ongoing investment performance of the Fund, coordinating financial statements with those of the Fund, and distributing applicable documents and materials to Fund shareholders. This agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. This agreement currently runs until at least May 1, 2015 and may be renewed at that time.

5

FUND SUMMARY: AMERICAN FUNDS NVIT GLOBAL GROWTH FUND (cont.)

Example

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$125	$422	$741	$1,644

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.00% of the average value of its portfolio. Portfolio turnover is calculated on the basis of the Master Global Growth Fund (as described below), in which the Fund invests all of its investable assets.

Principal Investment Strategies

The Fund invests all of its assets in the Class 1 shares of the Global Growth Fund (the “Master Global Growth Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. In pursuing its investment objective, the Master Global Growth Fund invests primarily in common stocks of companies around the world that the Master Global Growth Fund’s investment adviser believes have the potential for growth. As the Master Global Growth Fund seeks to invest globally, it will allocate its assets among securities of companies domiciled in various countries (but in no fewer than three countries), including the United States and countries with emerging markets. Under normal market conditions, the Master Global Growth Fund seeks to invest at least 30% of its net assets in issuers outside the United States.

The Master Global Growth Fund may invest a portion of its assets in common stocks and other securities of companies located in emerging and developing countries. Although the Master Global Growth Fund focuses on investments in medium to larger capitalization companies, the Master Global Growth Fund’s investments are not limited to a particular capitalization size.

The Master Global Growth Fund’s investment adviser uses a system of multiple portfolio managers in managing the Master Global Growth Fund’s assets. Under this approach, the portfolio of the Master Global Growth Fund is divided into segments managed by individual portfolio managers who decide how their respective segments will be invested.

The Master Global Growth Fund relies on the professional judgment of its investment adviser to make decisions about the Master Global Growth Fund’s portfolio investments. The basic investment philosophy of the Master Global Growth Fund’s investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Master Global Growth Fund’s investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Global Growth Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate through its investment in the Master Global Growth Fund. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Investing for growth – common stocks and other equity-type securities that seek growth may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets also may face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Master-feeder structure risk – other “feeder” funds also may invest in the Master Global Growth Fund. A larger feeder fund

6

FUND SUMMARY: AMERICAN FUNDS NVIT GLOBAL GROWTH FUND (cont.)

could have more voting power than the Fund over the operations of the Master Global Growth Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Global Growth Fund borne by the remaining feeder fund shareholders, including the Fund.

Management risk – the Fund is subject to the risk that the methods and analyses employed by the Master Global Growth Fund’s investment adviser may not produce the desired results. This could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

The Feeder Fund commenced operations on May 1, 2006 (the “Commencement Date”). Performance shown prior to that date is that of Class 1 Shares of the Master Global Growth Fund adjusted to reflect the total annual Feeder Fund operating expenses in effect on the Commencement Date (excluding fee waivers and expense reimbursements). If current total annual Feeder Fund operating expenses (excluding fee waivers and expense reimbursements) were used to calculate performance prior to the Commencement Date, the performance could be higher or lower than that shown. Performance shown after the Commencement Date is the Feeder Fund’s actual performance.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:    22.13% – 2nd qtr. of 2009

Lowest Quarter:    -20.18% – 4th qtr. of 2008

Average Annual Total Returns

(For Periods Ended December 31, 2013):

	1 Year	5 Years	10 Years
Class II shares	28.64%	17.55%	9.19%
MSCI All Country World Index (reflects no deduction for fees or expenses)	22.80%	14.92%	7.17%

Portfolio Management

Investment Adviser to the Master Funds

Capital Research and Management CompanySM (“Capital Research”)

Portfolio Managers

Portfolio Managers	Title	Length of Service
Isabelle de Wismes	Senior Vice President – Capital World Investors, a division of Capital Research	Since 2012
Steven T. Watson	Senior Vice President – Capital World Investors, a division of Capital Research	Since 2002
Jonathan Knowles	Senior Vice President – Capital World Investors, a division of Capital Research	Since 2013

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

7

FUND SUMMARY: AMERICAN FUNDS NVIT GROWTH-INCOME FUND

Objective

The American Funds NVIT Growth-Income Fund (the “Fund” or “Feeder Fund”) seeks to achieve long-term growth of capital and income.

Fees and Expenses1

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class II	Class P
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.27%	0.27%
Distribution and/or Service (12b-1) Fee	0.25%	0.25%
Other Expenses	0.56%	0.31%
Total Annual Fund Operating Expenses	1.08%	0.83%
Fee Waiver/Expense Reimbursement[2]	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.93%	0.68%

1	The Fees and Expenses Table and the Example below reflect the aggregate expenses of both the Master Growth-Income Fund (as described in the Principal Investment Strategies section below) and the Fund.

2	Nationwide Fund Management LLC (“Nationwide”), the Fund’s master-feeder service provider, has entered into a contractual agreement with Nationwide Variable Insurance Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund’s adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees, monitoring the ongoing investment performance of the Fund, coordinating financial statements with those of the Fund, and distributing applicable documents and materials to Fund shareholders. This agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. This agreement currently runs until at least May 1, 2015 and may be renewed at that time.

8

FUND SUMMARY: AMERICAN FUNDS NVIT GROWTH-INCOME FUND (cont.)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$95	$329	$581	$1,304
Class P shares	$69	$250	$446	$1,011

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.00% of the average value of its portfolio. Portfolio turnover is calculated on the basis of the Master Growth-Income Fund (as described below), in which the Fund invests all of its investable assets.

Principal Investment Strategies

The Fund invests all of its assets in the Class 1 shares of the Growth-Income Fund (the “Master Growth-Income Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company. In pursuing its investment objective, the Master Growth-Income Fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the Master Growth-Income Fund focuses on investments in medium to larger capitalization companies, the Master Growth-Income Fund’s investments are not limited to a particular capitalization size. The Master Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The Master Growth-Income Fund is designed for investors seeking both capital appreciation and income.

The Master Growth-Income Fund’s investment adviser uses a system of multiple portfolio managers in managing the Master Growth-Income Fund’s assets. Under this approach, the portfolio of the Master Growth-Income Fund is divided into segments managed by individual portfolio managers who decide how their respective segments will be invested.

The Master Growth-Income Fund relies on the professional judgment of its investment adviser to make decisions about the Master Growth-Income Fund’s portfolio investments. The basic investment philosophy of the Master Growth-Income Fund’s investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The Master Growth-Income Fund’s investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Growth-Income Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate through its investment in the Master Growth-Income Fund. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Investing for growth – common stocks and other equity-type securities that seek growth may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing for income – income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which Master Growth-Income Fund invests.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Master-feeder structure risk – other “feeder” funds also may invest in the Master Growth-Income Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Growth-Income Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Growth-Income Fund borne by the remaining feeder fund shareholders, including the Fund.

Management risk – the Fund is subject to the risk that the methods and analyses employed by the Master Growth-Income Fund’s investment adviser may not produce the desired results. This could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

If the value of the Fund’s investments goes down, you may lose money.

9

FUND SUMMARY: AMERICAN FUNDS NVIT GROWTH-INCOME FUND (cont.)

Performance

The bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

The Feeder Fund commenced operations on April 27, 2007 (the “Commencement Date”). Performance shown prior to that date is that of Class 1 Shares of the Master Growth-Income Fund adjusted to reflect the total annual Feeder Fund operating expenses in effect on the Commencement Date (excluding fee waivers and expense reimbursements). If current total annual Feeder Fund operating expenses (excluding fee waivers and expense reimbursements) were used to calculate performance prior to the Commencement Date, the performance could be higher or lower than that shown. Performance shown after the Commencement Date is the Feeder Fund’s actual performance.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:    15.92% – 2nd qtr. of 2009

Lowest Quarter:    -22.04% – 4th qtr. of 2008

The Fund had not commenced offering Class P shares as of the date of this prospectus. Therefore, pre-inception historical performance for Class P shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013):

	1 Year	5 Years	10 Years
Class II shares	32.97%	17.16%	6.48%
Class P shares	32.97%	17.16%	6.48%
S&P 500® Index (reflects no deduction for fees or expenses)	32.39%	17.94%	7.41%

Portfolio Management

Investment Adviser to the Master Funds

Capital Research and Management CompanySM (“Capital Research”)

Portfolio Managers

Portfolio Managers	Title	Length of Service
Donald D. O’Neal	Senior Vice President – Capital Research Global Investors, a division of Capital Research	Since 2005
J. Blair Frank	Senior Vice President – Capital Research Global Investors, a division of Capital Research	Since 2006
Claudia P. Huntington	Senior Vice President – Capital Research Global Investors, a division of Capital Research	Since 1994
William L. Robbins	Senior Vice President – Capital International Investors, a division of Capital Research	Since 2011
Dylan Yolles	Senior Vice President – Capital International Investors, a division of Capital Research	Since 2005

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

10

FUND SUMMARY: AMERICAN FUNDS NVIT ASSET ALLOCATION FUND

Objective

The American Funds NVIT Asset Allocation Fund (the “Fund” or “Feeder Fund”) seeks to provide a high total return (including income and capital gains) consistent with preservation of capital over the long term.

Fees and Expenses1

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class II	Class P
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%	0.29%
Distribution and/or Service (12b-1) Fee	0.25%	0.25%
Other Expenses	0.56%	0.31%
Total Annual Fund Operating Expenses	1.10%	0.85%
Fee Waiver/Expense Reimbursement[2]	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.95%	0.70%

1	The Fees and Expenses Table and the Example below reflect the aggregate expenses of both the Master Asset Allocation Fund (as described in the Principal Investment Strategies section below) and the Fund.

2	Nationwide Fund Management LLC (“Nationwide”), the Fund’s master-feeder service provider, has entered into a contractual agreement with Nationwide Variable Insurance Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund’s adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees, monitoring the ongoing investment performance of the Fund, coordinating financial statements with those of the Fund, and distributing applicable documents and materials to Fund shareholders. This agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. This agreement currently runs until at least May 1, 2015 and may be renewed at that time.

11

FUND SUMMARY: AMERICAN FUNDS NVIT ASSET ALLOCATION FUND (cont.)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$97	$335	$592	$1,327
Class P shares	$72	$256	$457	$1,035

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74.00% of the average value of its portfolio. Portfolio turnover is calculated on the basis of the Master Asset Allocation Fund (as described below), in which the Fund invests all of its investable assets.

Principal Investment Strategies

The Fund invests all of its assets in the Class 1 shares of the Asset Allocation Fund (the “Master Asset Allocation Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. In pursuing its investment objective, the Master Asset Allocation Fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, the Master Asset Allocation Fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%–80% in equity securities, 20%–50% in debt securities and 0%–40% in money market instruments. The proportion of equities, debt and money market securities held by the Master Asset Allocation Fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities.

The Master Asset Allocation Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). Although the Master Asset Allocation Fund focuses on investments in medium to larger capitalization companies, the Master Asset Allocation Fund’s investments are not limited to a particular capitalization size. The Master Asset Allocation Fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. In addition, the Master Asset Allocation Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Master Asset Allocation Fund’s investment adviser or unrated but determined to be of equivalent quality by the Master Asset Allocation Fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.”

The Master Asset Allocation Fund’s investment adviser uses a system of multiple portfolio managers in managing the Master Asset Allocation Fund’s assets. Under this approach, the portfolio of the Master Asset Allocation Fund is divided into segments managed by individual portfolio managers who decide how their respective segments will be invested.

The Master Asset Allocation Fund relies on the professional judgment of its investment adviser to make decisions about the Master Asset Allocation Fund’s portfolio investments. The basic investment philosophy of the Master Asset Allocation Fund’s investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The Master Asset Allocation Fund’s investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Asset Allocation Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of the Fund shares—may fluctuate through its investment in the Master Asset Allocation Fund. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Investing for growth – common stocks and other equity-type securities that seek growth may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing for income – income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the Master Asset Allocation Fund invests.

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income

12

FUND SUMMARY: AMERICAN FUNDS NVIT ASSET ALLOCATION FUND (cont.)

securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Credit risk – a bond issuer may be unable to pay the interest or principal when due or the ratings on an issuer’s debt securities may have been lowered, negatively impacting their price. If an issuer defaults, the Fund may lose money. This risk is particularly high for high-yield bonds.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Master Asset Allocation Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Master Asset Allocation Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Master Asset Allocation Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Cash position risk – the Fund may hold significant positions in cash or money market instruments. A larger amount of such holdings could cause the Fund to miss investment opportunities presented during periods of rising market prices.

Money market risk – the risks that apply to bonds also apply to money market instruments, but to a lesser degree. This is because the money market instruments held by the Master Asset Allocation Fund are securities with shorter maturities and higher quality than those typically of bonds.

Master-feeder structure risk – other “feeder” funds also may invest in the Master Asset Allocation Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Asset Allocation Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Asset Allocation Fund borne by the remaining feeder fund shareholders, including the Fund.

Asset allocation risk – the Master Asset Allocation Fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the Fund to underperform relative to relevant benchmarks and other funds with a similar investment objective.

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Management risk – the Fund is subject to the risk that the methods and analyses employed by the Master Asset Allocation Fund’s investment adviser may not produce the desired results. This could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The 60%/40% S&P/Barclays Index is a composite blend of 60% of the S&P 500 Index® and 40% of the Barclays U.S. Aggregate Index and represents a broad measure of the U.S. stock and bond markets, including market sectors in which the Fund may invest. The table also compares the Fund’s average annual total returns to the S&P 500® Index, which generally represents the performance of large company stocks in the U.S. and the Barclays U.S. Aggregate Index, which is generally representative of the U.S. bond market, as a whole. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

The Feeder Fund commenced operations on May 1, 2006 (the “Commencement Date”). Performance shown prior to that date is that of Class 1 Shares of the Master Asset Allocation Fund in which the Fund invests, adjusted to reflect the gross annual Feeder Fund operating expenses in effect on the Commencement Date (excluding fee waivers and reimbursements). If current annual Feeder Fund operating expenses were used to calculate performance prior to the Commencement Date, the performance could be higher or lower than that shown. Performance shown after the Commencement Date is the Feeder Fund’s actual performance.

13

FUND SUMMARY: AMERICAN FUNDS NVIT ASSET ALLOCATION FUND (cont.)

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:    11.51% – 3rd qtr. of 2009

Lowest Quarter:    -16.43% – 4th qtr. of 2008

The Fund had not commenced offering Class P shares as of the date of this prospectus. Therefore, pre-inception historical performance for Class P shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.

Average Annual Total Returns

(For Periods Ended December 31, 2013):

	1 Year	5 Years	10 Years
Class II shares	23.28%	14.76%	7.04%
Class P shares	23.28%	14.76%	7.04%
S&P 500® Index (reflects no deduction for fees or expenses)	32.39%	17.94%	7.41%
60%/40% S&P/Barclays Index (reflects no deduction for fees or expenses)	17.10%	12.26%	6.14%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	-2.02%	4.44%	4.55%

Portfolio Management

Investment Adviser to the Master Funds

Capital Research and Management CompanySM (“Capital Research”)

Portfolio Managers

Portfolio Managers	Title	Length of Service
Alan N. Berro	Senior Vice President – Capital World Investors, a division of Capital Research	Since 2000
Jeffrey T. Lager	Senior Vice President – Capital World Investors, a division of Capital Research	Since 2007
James R. Mulally	Senior Vice President – Capital Fixed Income Investors, a division of Capital Research	Since 2006
Eugene P. Stein	Senior Vice President – Capital World Investors, a division of Capital Research	Since 2008
David A. Daigle	Senior Vice President – Capital Fixed Income Investors, a division of Capital Research Company	Since 2009

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

14

FUND SUMMARY: AMERICAN FUNDS NVIT BOND FUND

Objective

The American Funds NVIT Bond Fund (the “Fund” or “Feeder Fund”) seeks to provide as high a level of current income as is consistent with the preservation of capital.

Fees and Expenses1

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

Class II
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.37%
Distribution and/or Service (12b-1) Fee	0.25%
Other Expenses	0.56%
Total Annual Fund Operating Expenses	1.18%
Fee Waiver/Expense Reimbursement[2]	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.03%

1	The Fees and Expenses Table and the Example below reflect the aggregate expenses of both the Master Bond Fund (as described in the Principal Investment Strategies section below) and the Fund.

2	Nationwide Fund Management LLC (“Nationwide”), the Fund’s master-feeder service provider, has entered into a contractual agreement with the Nationwide Variable Insurance Trust under which it will waive 0.15% of the fees that it charges for providing the Fund with those non-investment advisory services typically provided by a fund’s adviser as ancillary services to its investment advisory services, which include, but are not limited to, providing necessary information to the Board of Trustees, monitoring the ongoing investment performance of the Fund, coordinating financial statements with those of the Fund, and distributing applicable documents and materials to Fund shareholders. This agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. This agreement currently runs until at least May 1, 2015 and may be renewed at that time.

15

FUND SUMMARY: AMERICAN FUNDS NVIT BOND FUND (cont.)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions the cost would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$105	$360	$635	$1,418

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 354.00% of the average value of its portfolio. Portfolio turnover is calculated on the basis of the Master Bond Fund (as described below), in which the Fund invests all of its investable assets.

Principal Investment Strategies

The Fund invests all of its assets in the Class 1 shares of the Bond Fund (the “Master Bond Fund”), a series of American Funds Insurance Series®, a registered open-end investment company. In pursuing its investment objective, the Master Bond Fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the Master Bond Fund invests at least 80% of its assets in bonds and other debt securities. The Master Bond Fund invests at least 65% of its assets in investment-grade debt securities (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the Master Bond Fund’s investment adviser, or unrated but determined to be of equivalent quality by the Master Bond Fund’s investment adviser), including cash and cash equivalents, securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgages and other assets. The Master Bond Fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the Master Bond Fund’s investment adviser or unrated but determined by the Master Bond Fund’s investment adviser to be of equivalent quality. Such securities are sometimes referred to as “junk bonds.” The Master Bond Fund may invest in debt securities of issuers domiciled outside the United States. The Master Bond Fund also may invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks. The Master Bond Fund may invest in contracts for future delivery of mortgage-backed securities, such as to be announced contracts and mortgage rolls. These contracts are normally of short duration and are replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the Master Bond Fund’s portfolio resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The Master Bond Fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long-term.

The Master Bond Fund’s investment adviser uses a system of multiple portfolio managers in managing the Master Bond Fund’s assets. Under this approach, the portfolio of the Master Bond Fund is divided into segments managed by individual portfolio managers who decide how their respective segments will be invested.

The Master Bond Fund relies on the professional judgment of its investment adviser to make decisions about the Master Bond Fund’s portfolio investments. The basic investment philosophy of the Master Bond Fund’s investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good long-term investment opportunities. The Master Bond Fund’s investment adviser believes that an important way to accomplish this is through fundamental research, which may include analysis of credit quality, general economic conditions and various quantitative measures and, in the case of corporate obligations, meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the Master Bond Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities. The Master Bond Fund may engage in active and frequent trading of securities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of the Fund shares—may fluctuate through its investment in the Master Bond Fund. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Credit risk – a bond issuer may be unable to pay the interest or principal when due or the ratings on an issuer’s debt securities may have been lowered, negatively impacting their price. If an issuer defaults, the Fund may lose money. This risk is particularly high for high-yield bonds.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, or sensitivity to changing interest rates.

16

FUND SUMMARY: AMERICAN FUNDS NVIT BOND FUND (cont.)

Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.

Convertible securities risk – the value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Master Bond Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Master Bond Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Master Bond Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Mortgage- and asset-backed securities risk – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

Future delivery contracts risk – The Fund may enter into contracts, such as to be announced contracts and mortgage dollar rolls, that involve the Fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the Fund’s market exposure, and the market price of the securities the Fund contracts to repurchase could drop below their purchase price. While the Fund can preserve capital and generate gains through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the Fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the Fund.

Master-feeder structure risk – other “feeder” funds may also invest in the Master Bond Fund. A larger feeder fund could have more voting power than the Fund over the operations of the Master Bond Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Bond Fund borne by the remaining feeder fund shareholders, including the Fund.

Management risk – the Fund is subject to the risk that the methods and analyses employed by the Master Bond Fund’s investment adviser may not produce the desired results. This could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

The Feeder Fund commenced operations on May 1, 2006 (the “Commencement Date”). Performance shown prior to that date is that of Class 1 Shares of the Master Bond Fund adjusted to reflect the total annual Feeder Fund operating expenses in effect on the Commencement Date (excluding fee waivers and expense reimbursements). If current total Feeder Fund operating expenses (excluding fee waivers and expense

17

FUND SUMMARY: AMERICAN FUNDS NVIT BOND FUND (cont.)

reimbursements) were used to calculate performance prior to the Commencement Date, the performance could be higher or lower than that shown. Performance shown after the Commencement Date is the Feeder Fund’s actual performance.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Highest Quarter:    5.88% – 2nd qtr. of 2009

Lowest Quarter:    -5.61% – 3rd qtr. of 2008

Average Annual Total Returns

(For Periods Ended December 31, 2013):

	1 Year	5 Years	10 Years
Class II shares	-2.57%	5.15%	3.01%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	-2.02%	4.44%	4.55%

Portfolio Management

Investment Adviser to the Master Funds

Capital Research and Management CompanySM (“Capital Research”)

Portfolio Managers

Portfolio Managers	Title	Length of Service
David C. Barclay	Senior Vice President – Capital Fixed Income Investors, a division of Capital Research	Since 1997
David A. Hoag	Senior Vice President – Capital Fixed Income Investors, a division of Capital Research	Since 2007
Thomas H. Hogh	Senior Vice President – Capital Fixed Income Investors, a division of Capital Research Company	Since 2007

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist primarily of ordinary income. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

18

HOW THE FUNDS INVEST: AMERICAN FUNDS NVIT GROWTH FUND

Objective and Principal Investment Strategies

The American Funds NVIT Growth Fund seeks to provide growth of capital. This objective can be changed without shareholder approval upon 60 days’ written notice to shareholders. The Fund invests all of its assets in the Class 1 shares of the Master Growth Fund, a series of the American Funds Insurance Series®, a registered open-end investment company. The Master Growth Fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the Master Growth Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value.

Described below are the primary strategies and certain other strategies and policies that the Master Growth Fund’s investment adviser uses in pursuit of the Master Growth Fund’s objective:

The Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital.

The prices of, and income generated by, the common stocks and other securities held by the Master Growth Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Master Growth Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations. The growth-oriented common stocks and other equity-type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, generally purchased by the Master Growth Fund may involve large price swings and potential for loss than other types of investments. These risks may be heightened in the case of smaller capitalization stocks.

The Master Growth Fund may invest a portion of its assets in securities of issuers domiciled outside the United States. The prices of securities of issuers domiciled outside the United States, or with significant operations outside the United States, may decline due to conditions specific to the country or region in which the issuer is domiciled or operates, including political, economic or market changes or instability in such country or region. The securities of issuers domiciled in certain countries outside the United States may be more volatile, less liquid and/or more difficult to value than those of U.S. issuers. Issuers in countries outside the United States also may be subject to different tax and accounting policies and different auditing and regulatory standards. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. These issues also may be subject to different government and legal systems that make it difficult for the Master Growth Fund to exercise its rights as a shareholder of the company. Further, there may be increased risks of delayed settlement of securities purchased or sold by the Master Growth Fund. These investments also may be affected by changes in the exchange rate of that country’s currency against the U.S. dollar and/or currencies of other countries.

Although the Master Growth Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size. The Master Growth Fund also may hold cash or money market instruments. The percentage of the Master Growth Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of Master Growth Fund shares. For temporary defensive purposes, the Master Growth Fund may hold all, or a significant portion, of its assets in cash, money market instruments or other securities that may be deemed appropriate by the Master Growth Fund’s investment adviser. The Master Growth Fund’s investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could negatively affect the Master Growth Fund’s investment results in a period of rising market prices. A larger percentage of cash or money market instruments could reduce the Master Growth Fund’s magnitude of loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

Securities may be sold when the Master Growth Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities.

Investment of the Fund’s assets in any master fund, including the Master Growth Fund, is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment from a master fund.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to FOREIGN SECURITIES RISK, MANAGEMENT RISK, MASTER-FEEDER STRUCTURE RISK, SMALLER COMPANY RISK and STOCK MARKET RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 30.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

19

HOW THE FUNDS INVEST: AMERICAN FUNDS NVIT GLOBAL GROWTH FUND

Objective and Principal Investment Strategies

The American Funds NVIT Global Growth Fund seeks to provide long-term growth of capital. This objective can be changed without shareholder approval upon 60 days’ written notice to shareholders. The Fund invests all of its assets in the Class 1 shares of the Master Global Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company. The Master Global Growth Fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the Master Global Growth Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value.

Described below are the primary strategies and certain other strategies and policies that the Master Global Growth Fund’s investment adviser uses in pursuit of the Master Global Growth Fund’s objective:

The Master Global Growth Fund invests primarily in common stocks of companies around the world that the Master Global Growth Fund’s investment adviser believes have the potential for growth. As the Master Global Growth Fund seeks to invest globally, it will allocate its assets among securities of companies domiciled in various countries (but in no fewer than three countries), including the United States and countries with emerging markets. Under normal market conditions, the Master Global Growth Fund seeks to invest at least 30% of its net assets in issuers outside the United States.

The prices of, and income generated by, the common stocks and other securities held by the Master Global Growth Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Master Global Growth Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations. The growth-oriented common stocks and other equity-type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, generally purchased by the Master Global Growth Fund may involve large price swings and potential for loss.

The prices of securities of issuers domiciled outside the United States, or with significant operations outside the United States, may decline due to conditions specific to the country or region in which the issuer is domiciled or operates, including political, economic or market changes or instability in such country or region. The securities of issuers domiciled in certain countries outside the United States may be more volatile, less liquid and/or more difficult to value than those of U.S. issuers. Issuers in countries outside the United States also may be subject to different tax and accounting policies and different auditing and regulatory standards. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. These issues also may be subject to different government and legal systems that make it difficult for the Master Global Growth Fund to exercise its rights as a shareholder of the company. Further, there may be increased risks of delayed settlement of securities purchased or sold by the Master Global Growth Fund. These investments also may be affected by changes in the exchange rate of that country’s currency against the U.S. dollar and/or currencies of other countries.

The Master Global Growth Fund normally invests a portion of its assets in common stocks and other securities of companies in countries with developing economies and/or markets. Many of these countries are also known as emerging markets. Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market and developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets. Additionally, because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Although the Master Growth Fund focuses on investments in medium to larger capitalization companies, the Fund’s investments are not limited to a particular capitalization size. The Master Global Growth Fund also may hold cash or money market instruments. The percentage of the Master Global Growth Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of Master Global Growth Fund shares. For temporary defensive purposes, the Master Global Growth Fund may hold all, or a significant portion, of its assets in cash, money market instruments or other securities that may be deemed appropriate by the Master Global Growth Fund’s investment adviser. The Master Global Growth Fund’s investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could negatively affect the Master Global Growth Fund’s investment results in a period of rising market prices. A larger percentage of cash or money market instruments could reduce the Master Global Growth Fund’s magnitude of loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

Securities may be sold when the Master Global Growth Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities.

20

HOW THE FUNDS INVEST: AMERICAN FUNDS NVIT GLOBAL GROWTH FUND (cont.)

Investment of the Fund’s assets in any master fund, including the Master Global Growth Fund, is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment from a master fund.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to EMERGING MARKETS RISK, FOREIGN SECURITIES RISK, MANAGEMENT RISK, MASTER-FEEDER STRUCTURE RISK, SMALLER COMPANY RISK and STOCK MARKET RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 30.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

21

HOW THE FUNDS INVEST: AMERICAN FUNDS NVIT GROWTH-INCOME FUND

Objective and Principal Investment Strategies

The American Funds NVIT Growth-Income Fund seeks to achieve long-term growth of capital and income. This objective can be changed without shareholder approval upon 60 days’ written notice to shareholders. The Fund invests all of its assets in the Class 1 shares of the Master Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company. Investors in the Master Growth-Income Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value.

Described below are the primary strategies and certain other strategies and policies that the Master Growth-Income Fund’s investment adviser uses in pursuit of the Master Growth-Income Fund’s objective:

The Master Growth-Income Fund invests primarily in common stocks or other securities that the investment adviser believes demonstrate the potential for appreciation and/or dividends. Although the Master Growth-Income Fund focuses on investments in medium to larger capitalization companies, the Master Growth-Income Fund’s investments are not limited to a particular capitalization size. The Master Growth-Income Fund is designed for investors seeking both capital appreciation and income.

The prices of, and the income generated by, the common stocks and other securities held by the Master Growth-Income Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Master Growth-Income Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The growth-oriented common stocks and other equity-type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, purchased by the Master Growth-Income Fund may involve large price swings and potential for loss. Income provided by the Master Growth-Income Fund may be affected by changes in the dividend policies of the companies in which the Master Growth-Income Fund invests and the capital resources available for such payments at such companies.

The Master Growth-Income Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States. The prices of securities of issuers domiciled outside the United States, or with significant operations outside the United States, may decline due to conditions specific to the country or region in which the issuer is domiciled or operates, including political, economic or market changes or instability in such country or region. The securities of issuers domiciled in certain countries outside the United States may be more volatile, less liquid and/or more difficult to value than those of U.S. issuers. Issuers in countries outside the United States also may be subject to different tax and accounting policies and different auditing and regulatory standards. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. These issues also may be subject to different government and legal systems that make it difficult for the Master Growth-Income Fund to exercise its rights as a shareholder of the company. Further, there may be increased risks of delayed settlement of securities purchased or sold by the Master Growth-Income Fund. These investments also may be affected by changes in the exchange rate of that country’s currency against the U.S. dollar and/or currencies of other countries.

The Master Growth-Income Fund also may invest in bonds and other debt securities. The prices of, and the income generated by, most debt securities held by the Master Growth-Income Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the Master Growth-Income Fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the Master Growth-Income Fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities. Bonds and other debt securities also are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities.

The Master Growth-Income Fund also may hold cash or money market instruments. The percentage of the Master Growth-Income Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of Master Growth-Income Fund shares. For temporary defensive purposes, the Master Growth-Income Fund may hold all, or a significant portion, of its assets in cash, money market instruments or other securities that may be deemed appropriate by the Master Growth-Income Fund’s investment adviser. The Master Growth-Income Fund’s investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could negatively affect the Master Growth-Income Fund’s investment results in a period of rising market prices. A larger percentage of cash or money market instruments could reduce the Master Growth-Income Fund’s magnitude of loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

Securities may be sold when the Master Growth-Income Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities.

22

HOW THE FUNDS INVEST: AMERICAN FUNDS NVIT GROWTH-INCOME FUND (cont.)

Investment of the Fund’s assets in any master fund, including the Master Growth-Income Fund, is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment from a master fund.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity and debt securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to DIVIDEND RISK, FOREIGN SECURITIES RISK, MANAGEMENT RISK, MASTER-FEEDER STRUCTURE RISK, SMALLER COMPANY RISK and STOCK MARKET RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 30.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

23

HOW THE FUNDS INVEST: AMERICAN FUNDS NVIT ASSET ALLOCATION FUND

Objective and Principal Investment Strategies

The American Funds NVIT Asset Allocation Fund seeks to provide a high total return (including income and capital gains) consistent with preservation of capital over the long term. This objective can be changed without shareholder approval upon 60 days’ written notice to shareholders. The Fund invests all of its assets in the Class 1 shares of the Master Asset Allocation Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Investors in the Master Asset Allocation Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp declines in value.

Described below are the primary strategies and certain other strategies and policies that the Master Asset Allocation Fund’s investment adviser uses in pursuit of the Master Asset Allocation Fund’s objective:

The Master Asset Allocation Fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). In seeking to pursue its investment objective, the Master Asset Allocation Fund varies its mix of equity securities, debt securities and money market instruments. Although the Master Asset Allocation Fund focuses on investments in medium to large capitalization companies, the Master Asset Allocation Fund’s investments are not limited to a particular capitalization size. Under normal market conditions, the Master Asset Allocation Fund’s investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%–80% in equity securities, 20%–50% in debt securities and 0%–40% in money market instruments. As of December 31, 2013, the Master Asset Allocation Fund was approximately 69% invested in equity securities, 21% invested in debt securities and 10% invested in money market instruments. The proportion of equities, debt and money market securities held by the Master Asset Allocation Fund varies with market conditions and the investment adviser’s assessment of their relative attractiveness as investment opportunities. The Master Asset Allocation Fund percentage allocation to equity securities, debt securities and money market instruments could cause the Master Asset Allocation Fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

The prices of, and the income generated by, the common stocks, bonds and other securities held by the Master Asset Allocation Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Master Asset Allocation Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations. The growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) generally purchased by the Master Asset Allocation Fund may involve large price swings and greater potential for loss than other types of investments. Income provided by the Master Asset Allocation Fund may be reduced by changes in the dividend policies of the companies in which the Master Asset Allocation Fund invests and the capital resources available for dividend payments at such companies.

The prices of, and the income generated by, most debt securities held by the Master Asset Allocation Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the Master Asset Allocation Fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the Master Asset Allocation Fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities. Bonds and other debt securities also are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

The Master Asset Allocation Fund may invest up to 25% of its debt assets in lower quality debt securities (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Master Asset Allocation Fund or unrated but determined to be of equivalent quality by the Master Allocation Fund’s investment adviser). Such securities are sometimes referred to as “junk bonds.” Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The Master Asset Allocation Fund may invest up to 15% of its assets in common stocks and other equity securities of issuers domiciled outside the United States and up to 5% of its assets in debt securities of issuers domiciled outside the United States. The prices of securities of issuers domiciled outside the United States, or with significant operations outside the United States, may decline due to conditions specific to the country or region in which the issuer is domiciled or operates, including political, economic or market changes or instability in such country or region. The securities of issuers domiciled in certain countries outside the United States may be more volatile, less liquid and/or more difficult to value than those of U.S. issuers. Issuers in countries outside the United States also may be subject to different tax and accounting policies and different auditing and regulatory standards. In addition, the value of investments outside the United States may be reduced by foreign taxes,

24

HOW THE FUNDS INVEST: AMERICAN FUNDS NVIT ASSET ALLOCATION FUND (cont.)

including foreign withholding taxes on interest and dividends. These issues also may also be subject to different government and legal systems that make it difficult for the Master Asset Allocation Fund to exercise its rights as a shareholder of the company. Further, there may be increased risks of delayed settlement of securities purchased or sold by the Master Asset Allocation Fund. These investments also may be affected by changes in the exchange rate of that country’s currency against the U.S. dollar and/or currencies of other countries.

The Master Asset Allocation Fund also may hold cash or money market instruments. The percentage of the Master Asset Allocation Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of Master Asset Allocation Fund shares. For temporary defensive purposes, the Master Asset Allocation Fund may hold all, or a significant portion, of its assets in cash, money market instruments or other securities that may be deemed appropriate by the Master Asset Allocation Fund’s investment adviser. The Master Asset Allocation Fund’s investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could negatively affect the Master Asset Allocation Fund’s investment results in a period of rising market prices. A larger percentage of cash or money market instruments could reduce the Master Asset Allocation Fund’s magnitude of loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

Securities may be sold when the Master Asset Allocation Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities.

Investment of the Fund’s assets in any master fund, including the Master Asset Allocation Fund, is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment from a master fund.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in equity and debt securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to ASSET ALLOCATION RISK, CASH POSITION RISK, CREDIT RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BOND RISK, INTEREST RATE RISK, LIQUIDITY RISK, MANAGEMENT RISK, MASTER-FEEDER STRUCTURE RISK, MONEY MARKET RISK, PREPAYMENT AND CALL RISK, SMALLER COMPANY RISK and STOCK MARKET RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 30.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

25

HOW THE FUNDS INVEST: AMERICAN FUNDS NVIT BOND FUND

Objective and Principal Investment Strategies

The American Funds NVIT Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. This objective can be changed without shareholder approval upon 60 days’ written notice to shareholders. The Fund invests all of its assets in the Class 1 shares of the Master Bond Fund, a series of American Funds Insurance Series®, a registered open-end investment company.

Described below are the primary strategies and certain other strategies and policies that the Master Bond Fund’s investment adviser uses in pursuit of the Master Bond Fund’s objective:

The Master Bond Fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the Master Bond Fund invests at least 80% of its assets in bonds and other debt securities. This policy is subject to change only upon 60 days’ written notice to shareholders. The Master Bond Fund invests at least 65% of its assets in investment-grade debt securities rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designated by the Master Bond Fund’s investment adviser or unrated but determined by the Master Bond Fund’s investment adviser to be of equivalent quality, (including cash and cash equivalents), including securities issued and guaranteed by the U.S. and other governments, and securities backed by mortgages and other assets. The Master Bond Fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the Master Bond Fund’s investment adviser or unrated but determined by the Master Bond Fund’s investment adviser to be of equivalent quality. Such securities are sometimes referred to as “junk bonds.” The Master Bond Fund may invest in debt securities of issuers domiciled outside the United States. The Master Bond Fund also may invest up to 20% of its assets in preferred stocks, including convertible and nonconvertible preferred stocks, and may engage in active and frequent trading of securities. The Master Bond Fund may invest in contracts for future delivery of mortgage-backed securities, such as to be announced contracts and mortgage rolls. These contracts are normally of short duration and are replaced by another contract prior to maturity. Each such transaction is reflected as turnover in the Master Bond Fund’s portfolio resulting in a higher portfolio turnover rate than funds that do not employ this investment strategy. The Master Bond Fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long-term.

The prices of, and the income generated by, most bonds and other debt securities held by the Master Bond Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the Master Bond Fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the Master Bond

Fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities. Bonds and other debt securities also are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Many types of bonds and other debt securities, including mortgage-related securities, are subject to prepayment risk. For example, when interest rates fall, homeowners are more likely to refinance their home mortgages and “prepay” their principal earlier than expected. The Master Bond Fund must then reinvest the prepaid principal in new securities when interest rates on new mortgage investments are falling, thus reducing the Master Bond Fund’s income. Conversely, if interest rates increase, homeowners may not make prepayments to the extent expected, resulting in an extension of the term of the security backed by such mortgages. This reduces the potential for the Master Bond Fund to invest the principal in higher yielding securities. In addition, the values of the securities ultimately depend upon the payment of the underlying loans by individuals.

A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. The Master Bond Fund also may invest in debt securities and mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. These securities are neither issued nor guaranteed by the U.S. Treasury.

The prices of securities of issuers domiciled outside the United States, or with significant operations outside the United States, may decline due to conditions specific to the country or region in which the issuer is domiciled or operates, including political, economic or market changes or instability in such country or region. The securities of issuers domiciled in certain countries outside the United States may be more volatile, less liquid and/or more difficult to value than those of U.S. issuers. Issuers in countries outside the United States also may be subject to different tax and accounting policies and different auditing and regulatory standards. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. These issues also may be subject to different government and

26

HOW THE FUNDS INVEST: AMERICAN FUNDS NVIT BOND FUND (cont.)

legal systems that make it difficult for the Master Bond Fund to exercise its rights as a shareholder of the company. Further, there may be increased risks of delayed settlement of securities purchased or sold by the Master Bond Fund. These investments also may be affected by changes in the exchange rate of that country’s currency against the U.S. dollar and/or currencies of other countries.

The Master Bond Fund also may hold cash or money market instruments. The percentage of the Master Bond Fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of Master Bond Fund shares. For temporary defensive purposes, the Master Bond Fund may hold all, or a significant portion, of its assets in cash, money market instruments or other securities that may be deemed appropriate by the Master Bond Fund’s investment adviser. The Master Bond Fund’s investment adviser may determine that it is appropriate to take such action in response to certain circumstances, such as periods of market turmoil. A larger amount of such holdings could negatively affect the Master Bond Fund’s investment results in a period of rising market prices. A larger percentage of cash or money market instruments could reduce the Master Bond Fund’s magnitude of loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

Securities may be sold when the Master Bond Fund’s investment adviser believes that they no longer represent relatively attractive investment opportunities.

Investment of the Fund’s assets in any master fund, including the Master Bond Fund, is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its entire investment from a master fund.

Principal Risks

The Fund is subject to the same risks that apply to all mutual funds that invest in debt securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. Further, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.

In addition, the Fund is subject to ASSET-BACKED SECURITIES RISK, CONVERTIBLE SECURITIES RISK, CREDIT RISK, FOREIGN SECURITIES RISK, FUTURE DELIVERY CONTRACTS RISK, HIGH-YIELD BOND RISK, INTEREST RATE RISK, LIQUIDITY RISK, MANAGEMENT RISK, MASTER-FEEDER STRUCTURE RISK, MORTGAGE-BACKED SECURITIES RISK, PORTFOLIO TURNOVER RISK, PREFERRED STOCK RISK and PREPAYMENT AND CALL RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 30.

The Fund cannot guarantee that it will achieve its investment objective. If the value of the Fund’s investments goes down, you may lose money.

27

RISKS OF INVESTING IN THE FUNDS

As with all mutual funds, investing in Nationwide Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one or more Nationwide Funds.

The following information relates to the principal risks of investing in the Funds, as identified in the “How the Funds Invest” section for each Fund. A Fund may invest in or use other types of investments or strategies not shown below that do not represent principal investment strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ SAI.

Asset-backed securities risk – like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities also may be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Master Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Master Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.

Asset allocation risk – a Fund is subject to different levels and combinations of risk based on the Master Fund’s actual allocation among the various asset classes. A Fund will be affected by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Master Fund’s investment allocation to it.

Cash position risk – a Master Fund may hold a significant position in cash or money market instruments, the amount of which will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger amount of such holdings could negatively affect a Fund’s investment results in a period of rising market prices due to missed investment opportunities.

Convertible securities risk – convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Credit risk – the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. If an issuer defaults, the Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment-grade securities.

Credit ratings – “investment-grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s or unrated securities judged by the Master Fund’s investment adviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment-grade. Ratings of securities purchased by a Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Fund to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, the Fund must rely entirely on the credit assessment of the Master Fund’s investment adviser.

28

RISKS OF INVESTING IN THE FUNDS (cont.)

U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (“GNMA”) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Funds are not guaranteed.

Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets also may face other significant internal or external risks, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets also may have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

—	political and economic instability, including sanctions imposed by other foreign countries, including the United States;
—	the impact of currency exchange rate fluctuations;
—	reduced information about issuers;
—	higher transaction costs;
—	less stringent regulatory and accounting standards and
—	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization, or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.

29

RISKS OF INVESTING IN THE FUNDS (cont.)

Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody – a Master Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on a Master Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Master Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Future delivery contracts risk – The Fund may enter into contracts, such as to be announced contracts and mortgage dollar rolls, that involve the Fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the Fund’s market exposure, and the market price of the securities the Fund contracts to repurchase could drop below their purchase price. While the Fund can preserve capital and generate gains through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the Fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the Fund.

High-yield bond risk – investment in high-yield bonds (commonly known as “junk bonds”) and other lower-rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, Master Funds that invest in high-yield bonds are subject to the following risks:

—	increased price sensitivity to changing interest rates and to adverse economic and business developments;
—	greater risk of loss due to default or declining credit quality;
—	greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due and
—	negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Master Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Inflation – prices of existing fixed-rate debt securities could decline due to inflation or the threat of inflation. Inflationary expectations are generally associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth less.

Floating- and variable-rate securities – Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating-and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund’s income. Like other fixed-income securities, floating and variable-rate securities are subject to interest rate risk.

30

RISKS OF INVESTING IN THE FUNDS (cont.)

Liquidity risk – the risk that a Master Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Liquidity risk also includes the risk that the Master Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Master Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also may refer to the risk that the Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Master Fund may be forced to sell securities at unfavorable times and conditions. Master Funds that invest in REITs, small-cap securities, emerging markets securities and high-yield bonds will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Management risk – the investment adviser to each Master Fund actively manages such Master Fund’s investments. Consequently, each Fund is subject to the risk that the methods and analyses employed by the Master Fund’s investment adviser may not produce the desired results. This could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Master-feeder structure risk – other “feeder” funds also may invest in one of the Master Funds. A larger feeder fund could have more voting power than the Fund over the operations of a Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of a Master Fund borne by the remaining feeder fund shareholders, including the Fund. You also should refer to the Master Funds’ prospectus that you received along with your Fund prospectus. Additionally, when you request a copy of the Fund’s Statement of Additional Information, you also will receive, free of charge, a copy of the Master Funds’ Statement of Additional Information.

Smaller company risk – in general, stocks of smaller companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, the Fund’s investment in a smaller company may lose substantial value. Investing in smaller companies requires a longer-term investment view and may not be appropriate for all investors.

Mortgage-backed securities risk – these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Master Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment also might occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by a Master Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.

Money market risk – the risks that apply to bonds also apply to money market instruments, but to a lesser degree. This is because the money market instruments held by the Master Allocation Fund are securities with shorter maturities and higher quality than those typically of bonds.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Master Fund may be required to invest the proceeds in securities with lower yields.

Preferred stock risk – a preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this

31

RISKS OF INVESTING IN THE FUNDS (cont.)

credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks also are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

Stock market risk – a Fund could lose value if the individual equity securities in which the Master Fund has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:

—	corporate earnings;
—	production;
—	management;
—	sales and
—	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Investing for growth – common stocks and other equity-type securities that seek growth may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing for income – income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the Master Fund invests.

*  *  *  *  *  *

Selective Disclosure of Portfolio Holdings

The Funds

A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI. However, under the master-feeder structure, each Fund’s sole portfolio holding is shares in its corresponding Master Fund.

The Master Funds

A description of the Master Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Master Funds’ SAI. When you request a copy of a Feeder Fund’s SAI, you also will receive, free of charge, a copy of the Master Fund’s SAI. Under such policies and procedures, the Master Funds’ complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website www.americanfunds.com) no earlier than the 10th day after the end of such calendar quarter. In addition, the Master Funds’ list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the 10th day after the end of such month.

32

FUND MANAGEMENT

Master-Feeder Mutual Fund Structure

Each Fund described in this Prospectus operates as a “feeder fund,” which means it does not buy individual securities directly. Instead, it invests all of its investment assets in another mutual fund, the “master fund,” which invests directly in individual securities. Each such master fund (each a “Master Fund” and, collectively, the “Master Funds”) is a series of American Funds Insurance Series® (“American Funds”). Therefore, each Fund has the same investment objective and limitations as its corresponding Master Fund in which it invests and the investment return of each Fund corresponds directly to that of its Master Fund. Nevertheless, investment of each Fund’s assets in its corresponding Master Fund is not a fundamental policy of any Fund and a shareholder vote is not required for any Fund to withdraw its entire investment from its corresponding Master Fund. The differences in objectives and policies among each of the five Master Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. Shares of the Master Funds are currently offered only to insurance company separate accounts, as well as feeder funds. Individuals cannot directly purchase shares of the Master Funds.

As feeder funds, the Funds do not have an investment adviser of their own because each Fund’s assets are invested directly in its respective Master Fund’s portfolio which is managed by Capital Research, the Master Funds’ investment adviser. Under the master-feeder structure, however, each Fund may withdraw its entire investment from its corresponding Master Fund if the Trust’s Board of Trustees (the “Board”) determines that it is in the best interests of the Fund and its shareholders to do so.

Nationwide, as the Funds’ master-feeder service provider, will provide the non-investment management services for the Funds that are normally provided by a fund’s investment adviser with the exception of providing investment advice.

Because each Fund invests all of its assets in a Master Fund, the Fund and its shareholders will bear the fees and expenses of both the Fund and the Master Fund in which it invests, with the result that the Fund’s expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of many other investment companies, which directly acquire and manage their own portfolio of securities. Each Master Fund may have other shareholders, each of whom, like each Fund, will pay their proportionate share of the Master Fund’s expenses. The expenses and, correspondingly, the returns of other shareholders of the Master Funds may differ from those of the Funds.

Information about the Master Funds and Capital Research is based on information provided by Capital Research or derived from the American Funds. Such information is qualified in its entirety by reference to the prospectus and SAI of each Master Fund.

Funds and Master Funds

Each Master Fund is a series of American Funds Insurance Series®. Each Fund’s corresponding Master Fund is listed below:

Trust Feeder Fund	American Funds Master Fund
American Funds NVIT Growth Fund	Growth Fund
American Funds NVIT Global Growth Fund	Global Growth Fund
American Funds NVIT Growth-Income Fund	Growth-Income Fund
American Funds NVIT Asset Allocation Fund	Asset Allocation Fund
American Funds NVIT Bond Fund	Bond Fund

The American Funds NVIT Growth Fund, American Funds NVIT Global Growth Fund, American Funds NVIT Growth-Income Fund, American Funds NVIT Asset Allocation Fund, and American Funds NVIT Bond Fund may each hereinafter be referred to as a “Feeder Fund” or collectively as the “Feeder Funds.” Nationwide is considered the master-feeder service provider to the Feeder Funds under the master-feeder structure.

Investment Adviser to the Master Funds

Capital Research and Management Company (“Capital Research”), an experienced investment management organization founded in 1931, serves as the investment adviser to the Master Funds and to other mutual funds, including those in the American Funds. Capital Research, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research manages the investment fund and business affairs of the Master Funds.

Capital Research manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions – Capital World Investors, Capital Research Global Investors and Capital International Investors – make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research. In that event, Capital Research would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of its subsidiaries. Although not currently contemplated, Capital Research could incorporate its fixed-income division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and the Master Funds have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research to use, upon approval of the Master Funds’ Board of Trustees, its management subsidiaries and affiliates to provide day-to-day investment management services to the funds, including making changes to the management subsidiaries and affiliates providing such services. Each Master Funds’ shareholders approved this arrangement; however, there is no

33

FUND MANAGEMENT (cont.)

assurance that Capital Research will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

In addition, shareholders of the Master Funds approved a proposal to reorganize the American Funds Insurance Series® from a Massachusetts business trust into a Delaware statutory trust. However, the American Funds Insurance Series® reserves the right to delay implementing the reorganization.

The annual management fee paid to Capital Research for the year ended December 31, 2013, expressed as a percentage of each Master Fund’s average daily net assets was as follows:

Fund	Management Fee
Master Growth Fund	0.33%
Master Global Growth Fund	0.53%
Master Growth-Income Fund	0.27%
Master Asset Allocation Fund	0.29%
Master Bond Fund	0.37%

A discussion regarding the basis for the Master Funds’ Board of Trustees’ approval of the investment advisory agreement for the Master Funds is available in the Master Funds’ annual report to shareholders, for the fiscal year ended December 31, 2013. The Master Funds’ Investment Company Act File number is 811-03857.

Master-Feeder Service Provider to the Feeder Funds

Because each Fund invests all of its assets in a Master Fund which is managed by the Master Funds’ investment adviser, the Funds do not have an investment adviser of their own. Nationwide Fund Management LLC (“Nationwide”), 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 serves as the master-feeder service provider for each of the Funds under the master-feeder structure. Consequently, Nationwide provides those non-investment management services typically provided as ancillary services by a fund’s investment adviser. Nationwide was organized in 1999.

Nationwide will provide master-feeder operational support services to each of the Feeder Funds under the Master-Feeder Services Agreement. Such services will include, but are not limited to: (i) providing information to the Board enabling it to make all necessary decisions of whether to invest the assets of a Feeder Fund in shares of a particular Master Fund; (ii) monitoring the ongoing investment performance of the Master Fund and its respective service providers, and the level of expenses borne by shareholders of the Master Fund; (iii) coordination with the Master Fund’s Board of Trustees, officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary for the composition and filing of the Feeder Fund’s registration statements, shareholder reports and other disclosure materials; (iv) coordinating financial statement reports with those of the Master Fund; (v) coordination with the

Master Fund’s board of directors, officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary to enable the Feeder Funds to prepare and maintain any processes, materials and/or reports (including effecting any necessary filings with appropriate regulatory agencies) that may be necessary or prudent pursuant to the Sarbanes-Oxley Act of 2002; (vi) effecting daily trades into or from the Master Fund, settling all such transactions and performing trading and settlement reconciliations; (vii) facilitation of distribution of Master Fund proxy solicitation materials to Feeder Fund shareholders and/or coordination with the Master Fund’s officers and service providers to incorporate Master Fund proxy information into Feeder Fund proxy solicitation materials; (viii) coordination with the Master Fund’s officers and service providers to enable the Feeder Funds to compile and maintain their respective books and records as may be legally required or reasonably necessary or prudent; (ix) such activities as are necessary for the design, development and maintenance of each Feeder Fund as a product offering to Trust shareholders; (x) providing regular and special reports, information and other educational materials to the Board concerning any particular Feeder Fund-Master Fund structure or of master-feeder fund structures in general; and (xi) providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in corresponding Master Funds.

Portfolio Management of the Master Funds

Capital Research uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a Master Fund is divided into segments, which are managed by individual portfolio managers . Portfolio managers decide how their respective segments will be invested. In addition, Capital Research investment analysts may make investment decisions with respect to a portion of a Master Fund’s portfolio. Investment decisions are subject to the limits provided by a Master Fund’s objectives and policies and the oversight of Capital Research’s investment committee.

The portfolio managers primarily responsible for the day-to-day management of the Master Funds’ portfolios are listed below:

Master Growth Fund Team Members

Donnalisa Parks Barnum is a senior vice president of Capital World Investors. Ms. Barnum has been employed in the investment management area of Capital Research or its affiliates for the past 28 years. Ms. Barnum has been an equity portfolio manager for the American Growth Fund for the past 11 years.

Ronald B. Morrow is a senior vice president of Capital World Investors. Mr. Morrow has been employed in the investment management area of Capital Research or its affiliates for the past 17 years. Mr. Morrow has been an equity portfolio manager for the American Growth Fund for the past 11 years.

34

FUND MANAGEMENT (cont.)

Gregory D. Johnson is a senior vice president of Capital World Investors. Mr. Johnson has been employed in the investment management area of Capital Research or its affiliates for the past 21 years. Mr. Johnson has been an equity portfolio manager for the American Growth Fund for seven years.

Michael T. Kerr is a senior vice president of Capital World Investors. Mr. Kerr has been employed with Capital Research or its affiliates for the last 29 years. Mr. Kerr has been an equity portfolio manager for the American Growth Fund for nine years.

Alan J. Wilson is a senior vice president of Capital World Investors. Mr. Wilson has been employed with Capital Research or its affiliates for the last 23 years. Mr. Wilson has been an equity portfolio manager for the American Growth Fund for less than one year.

Master Global Growth Fund Team Members

Isabella de Wismes is a senior vice president of Capital World Investors. Ms. de Wismes has been employed with Capital Research or its affiliates for 21 years. Ms. de Wismes has been an equity portfolio manager for the American Global Growth Fund for two years and previously served as an investment analyst on the Fund for 15 years.

Steven T. Watson is a senior vice president of Capital World Investors. Mr. Watson has been employed with Capital Research or its affiliates for 24 years. Mr. Watson has been an equity portfolio manager for the American Global Growth Fund for the past 12 years.

Jonathan Knowles is a senior vice president of Capital World Investors. Mr. Knowles has been employed with Capital Research or its affiliates for the past 22 years. Mr. Knowles is an equity portfolio manager for the American Global Growth Fund.

Master Growth-Income Fund Team Members

Donald D. O’Neal is a senior vice president of Capital Research Global Investors. Mr. O’Neal has been an investment professional for the past 29 years. Mr. O’Neal has been a portfolio manager for the American Growth-Income Fund for nine years.

Claudia P. Huntington is a senior vice president of Capital Research Global Investors. Ms. Huntington has been employed in the investment management area of Capital Research or its affiliates for the past 39 years. Ms. Huntington has been a portfolio manager for the American Growth-Income Fund for the past 20 years.

J. Blair Frank is a senior vice president of Capital Research Global Investors. Mr. Frank has been employed by Capital Research or its affiliates for the past 20 years. Mr. Frank has been a portfolio manager for the American Growth-Income Fund for eight years.

William L. Robbins is a senior vice president of Capital International Investors. Mr. Robbins has been an investment professional for the past 22 years. Mr. Robbins has been a portfolio manager for the American Growth-Income Fund for two years.

Dylan Yolles is a senior vice president of Capital International Investors. Mr. Yolles has been employed by Capital Research or its affiliates for the past 14 years. Mr. Yolles has been portfolio manager for the American Growth-Income Fund for nine years.

Master Asset Allocation Fund Team Members

Alan N. Berro is a senior vice president of Capital World Investors. Mr. Berro has been employed with Capital Research or its affiliates for 23 years. Mr. Berro has been an equity portfolio manager for the American Asset Allocation Fund for the past 14 years.

Jeffrey T. Lager is a senior vice president of Capital World Investors. Mr. Lager has been employed in the investment management area of Capital Research or its affiliates for the past 18 years. Mr. Lager has been an equity portfolio manager for the American Asset Allocation Fund for seven years.

James R. Mulally is a senior vice president of Fixed Income, Capital Research. Mr. Mulally has been employed with Capital Research or its affiliates for the past 34 years. Mr. Mulally has been a fixed-income portfolio manager for the American Asset Allocation Fund for eight years.

Eugene P. Stein is a senior vice president of Capital World Investors. Mr. Stein has been employed in the investment management area of Capital Research or its affiliates for the past 42 years. Mr. Stein has been an equity portfolio manager for the American Asset Allocation Fund for six years.

David A. Daigle is a senior vice president of Fixed Income, Capital Research Company. Mr. Daigle has been employed with Capital Research or its affiliates for 20 years. Mr. Daigle has been a fixed-income portfolio manager for the American Asset Allocation Fund for five years.

Master Bond Fund Team Members

David C. Barclay is a senior vice president of Fixed Income, Capital Research. Mr. Barclay has been employed with Capital Research or its affiliates for 26 years. Mr. Barclay has been a fixed-income portfolio manager for the American Bond Fund for the past 16 years.

David A. Hoag is a senior vice president of Fixed Income, Capital Research. Mr. Hoag has been employed in the investment management area of Capital Research or its affiliates for the past 23 years. Mr. Hoag has been a fixed-income portfolio manager for the American Bond Fund for seven years.

Thomas H. Hogh is a senior vice president of Fixed Income, Capital Research Company. Mr. Hogh has been employed in the investment management area of Capital Research or its affiliates for the past 24 years. Mr. Hogh has been a fixed-income portfolio manager for the American Bond Fund for seven years.

35

FUND MANAGEMENT (cont.)

Additional Information About the Fund Managers

With respect to the individuals listed, the Funds’ SAI (Appendix C) provides additional information about compensation, other accounts managed and ownership of securities in the Funds.

36

INVESTING WITH NATIONWIDE FUNDS

Choosing a Share Class

Class P and Class II shares of the Funds are sold to separate accounts of insurance companies, including Nationwide Life Insurance Company and its affiliated life insurance companies, to fund benefits payable under variable insurance contracts. Insurance companies, including Nationwide, provide additional services necessary for them to receive Rule 12b-1 fees for the sale of Class P and Class II shares.

Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then invests its proceeds in its respective Master Fund which, in turn, buys securities for the Master Fund’s portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with your insurance company to determine if a Fund is available under your variable insurance contract. In addition, a particular class of a Fund may not be available under your specific variable insurance contract. The prospectus of the separate account for the variable insurance contract shows the classes available to you, and should be read in conjunction with this prospectus.

The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or “Distributor”), an affiliate of Nationwide.

Purchase Price

The purchase price of each share of a Feeder Fund is its net asset value (“NAV”) next determined after the order is received by the Feeder Fund or its agents. No sales charge is imposed on the purchase of a Feeder Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Feeder Fund, less its liabilities. The NAV per share of each class of each Feeder Fund is calculated by taking the NAV of the Master Fund, subtracting the Feeder Fund’s liabilities attributable to the Feeder Fund, and dividing by the number of shares of that class that are outstanding. The NAV is determined at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4 p.m. Eastern Time) (“Close of Trading”) on each day the Exchange is open for trading (“Business Day”). Each Feeder Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Feeder Funds do not calculate NAV on the following days:

—	New Year’s Day
—	Martin Luther King Jr. Day
—	Presidents Day
—	Good Friday
—	Memorial Day
—	Independence Day
—	Labor Day
—	Thanksgiving Day
—	Christmas Day
—	Other days when the Exchange is closed

To the extent that a Master or Feeder Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

Fair Value Pricing

The Funds

The NAV of each class of each Fund is determined based upon the NAV of its corresponding Master Funds.

The Master Funds

Each Master Fund calculates its NAV at the Close of Trading on each Business Day. The Master Funds will not calculate NAVs on days that the Exchange is closed for trading. Assets are valued primarily on the basis of market-based quotations. However, the Master Funds have adopted procedures for making “fair value” determinations if these quotations are not readily available or are deemed unreliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the Exchange that, in the opinion of Capital Research, materially affect the value of the portfolio securities of a Master Fund, the securities will be valued in accordance with fair value procedures. Use of these procedures is intended to result in more appropriate NAVs. In addition, such use will reduce, if not eliminate, potential arbitrage opportunities otherwise available to short-term investors in a Master Fund.

Selling Shares

The Funds

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed

37

INVESTING WITH NATIONWIDE FUNDS (cont.)

may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

The Master Funds

Shares of the Master Funds are currently offered only to insurance company separate accounts and feeder funds that themselves are offered only to insurance company separate accounts. All such shares may be purchased or redeemed by the separate accounts or feeder funds at net asset values without any sales or redemption charges. These purchases and redemptions are made at the price next determined after such purchases and redemptions of units of the separate accounts/feeder funds.

Restrictions on Sales

The Funds

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).

Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption proceeds for up to 7 days after receipt of such redemption request. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient fund management or would adversely affect the Fund.

The Master Funds

All Master Funds shares may be purchased or redeemed at net asset values without any sales or redemption charges.

Excessive or Short-Term Trading

The Funds

The Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

—	disrupt fund management strategies;
—	increase brokerage and other transaction costs and
—	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the dollar amount, number, and frequency of trades in

Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing also may be attempted in funds that hold significant investments in small cap securities, high yield bonds, and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.

Monitoring of Trading Activity

It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder. Because the Funds are unable to monitor significant cash flows into and out of the Master Funds, the Funds rely on the Master Funds’ policies and procedures with respect to trading activity, as described below.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring the trading activity and complying with Fund requests.

Restrictions on Transactions

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable

38

INVESTING WITH NATIONWIDE FUNDS (cont.)

insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, a Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event a Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

—	restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
—	reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.

The Master Funds

The American Funds Insurance Series® and American Funds Distributors, Inc., the distributor, reserve the right to reject any purchase order for any reason. The Master Funds are not designed to serve as vehicles for frequent trading. Frequent trading of Master Fund shares may lead to increased costs to the Master Funds and less efficient management of the Master Funds’ portfolios, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the American Funds Insurance Series® or American Funds Distributors, Inc. has determined could involve actual or potential harm to a Master Fund may be rejected.

The American Funds Insurance Series®, through its transfer agent, American Funds Service Company, has agreements with the insurance relationships to maintain its surveillance procedures that are designed to detect frequent trading in Master Fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in Master Fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company may work with the insurance company separate accounts or feeder funds to apply their procedures which American Funds Service Company believes are reasonably designed to enforce the frequent trading policies.

Under its procedures American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the Master Funds will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts, and to comply with applicable laws.

In addition to the broad ability to restrict potentially harmful trading as described previously, the American Funds Insurance Series® board of trustees has adopted a “purchase blocking policy” under which any contract owner redeeming units representing a beneficial interest in a Master Fund having a value of $5,000 or more will be precluded from investing units of beneficial interest in that Master Fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. Under this purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: systematic redemptions and purchases where the entity maintaining the contract owner’s account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of units representing a beneficial interest in a Master Fund having a value of less than $5,000; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system; and purchase transactions involving transfers of assets, where the entity maintaining the contract owner’s account is able to identify the transaction as one of these types of transactions.

The American Funds Insurance Series® reserves the right to waive the purchase blocking policy in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in Master Fund shares.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the insurance company separate account or feeder fund and request that the separate account or feeder fund either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that insurance company separate account or feeder fund has taken appropriate action, American Funds Service Company may terminate the separate account’s or feeder fund’s ability to transact in a Master Fund shares. There is no guarantee that all instances of frequent trading in Master Fund shares will be prevented.

Notwithstanding the American Funds Insurance Series® surveillance procedures and purchase blocking policy, all transactions in Master Fund shares remain subject to the American Funds Insurance Series® and American Funds Distributors, Inc.’s right to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy). See the Master Funds’ statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds Insurance Series®.

39

INVESTING WITH NATIONWIDE FUNDS (cont.)

Distribution and Services Plans

The Funds

Because distribution and service fees are paid out of each Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class P and Class II shares of a Fund and providing shareholder services. Under the Distribution Plan, the Funds pay the Distributor from their Class P and Class II shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of each Fund’s Class P and Class II shares’ average daily net assets. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.

Administrative Services Plan

In addition to 12b-1 fees, Class II shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Board. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% with respect to Class II Shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. Class P shares do not pay an administrative services fee.

The Master Funds

The Master Funds do not charge a 12b-1 fee or an administrative services fee for the Class 1 shares in which the Funds invest.

Revenue Sharing

The Funds

The Funds do not have an investment adviser under this master-feeder structure. As it is a fund’s investment adviser, or its affiliates, who typically make revenue sharing payments out of their legitimate profits to insurance companies, broker-dealers or other financial intermediaries for marketing, promotional or related services, there are no such payments made on behalf of the Funds at the feeder fund level.

The Master Funds

Capital Research does not engage in revenue sharing with respect to the Master Funds, the Feeder Funds, or Nationwide Life Insurance Company or its affiliated life insurance companies with respect to the Feeder Funds.

Additional Information about Fees and Expenses

The fees and expenses in the Fees and Expenses table of each Fund Summary are based on average annual net assets as of the fiscal year ended December 31, 2013, and do not reflect any change in expense ratios resulting from a change in assets under management since December 31, 2013. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund.

40

DISTRIBUTIONS AND TAXES

THE FUNDS

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.

Tax Status

Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.

Please refer to the Statement of Additional Information (and the Master Funds’ Statement of Additional Information) for more information regarding the tax treatment of the Funds (and the Master Funds).

THE MASTER FUNDS

Each Master Fund intends to qualify as a regulated investment company under the Internal Revenue Code. In any fiscal year in which a Master Fund so qualifies and distributes to shareholders its net investment income and net realized capital gains, the Master Fund itself is relieved of federal income tax.

It is the Master Funds’ policy to distribute to the shareholders (feeder funds and the insurance company separate accounts) all of its net investment income and net realized capital gains for each fiscal year.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

41

FINANCIAL HIGHLIGHTS: AMERICAN FUNDS NVIT GROWTH FUND

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions) . THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Trust’s annual reports, which are available upon request.

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (a)	Ratio of Net Investment Income to Average Net Assets (a)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)(b)	Portfolio Turnover (c)
Class II Shares
Year Ended December 31, 2013 (d)	$60.46	$0.39	$17.49	$17.88	$(0.22)	$–	$(0.22)	$78.12	29.61%	$386,091,305	0.66%	0.56%	0.81%	19.00%
Year Ended December 31, 2012 (d)	51.61	0.22	8.76	8.98	(0.13)	–	(0.13)	$60.46	17.40	283,502,456	0.67	0.39	0.82	21.00
Year Ended December 31, 2011 (d)	54.29	0.12	(2.66)	(2.54)	(0.14)	–	(0.14)	$51.61	(4.69)	259,010,183	0.66	0.23	0.81	19.00
Year Ended December 31, 2010 (d)	46.01	0.16	8.20	8.36	(0.08)	–	(0.08)	$54.29	18.19	254,725,719	0.68	0.33	0.83	28.00
Year Ended December 31, 2009 (d)	36.95	0.10	13.97	14.07	–	(5.01)	(5.01)	$46.01	38.78	198,323,289	0.72	0.23	0.87	37.00

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Expenses do not include expenses from the Master Fund.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Master Fund in which the Fund invests all of its investable assets.
(d)	Per share calculations were performed using average shares method.

42

FINANCIAL HIGHLIGHTS: AMERICAN FUNDS NVIT GLOBAL GROWTH FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (a)	Ratio of Net Investment Income to Average Net Assets (a)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)(b)	Portfolio Turnover (c)
Class II Shares
Year Ended December 31, 2013 (d)	$23.75	$0.24	$6.55	$6.79	$(0.10)	$–	$(0.10)	$30.44	28.64%	$242,918,854	0.68%	0.89%	0.83%	39.00%
Year Ended December 31, 2012 (d)	19.62	0.11	4.21	4.32	(0.19)	–	(0.19)	23.75	22.09	176,549,306	0.69	0.49	0.84	22.00
Year Ended December 31, 2011 (d)	21.83	0.19	(2.20)	(2.01)	(0.20)	–	(0.20)	19.62	(9.31)	147,886,216	0.69	0.91	0.84	28.00
Year Ended December 31, 2010 (d)	19.77	0.21	2.01	2.22	(0.16)	–	(0.16)	21.83	11.30	153,704,092	0.70	1.09	0.85	28.00
Year Ended December 31, 2009 (d)	14.94	0.18	5.97	6.15	–	(1.32)	(1.32)	19.77	41.60	129,831,435	0.71	1.06	0.86	43.00

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Expenses do not include expenses from the Master Fund.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Master Fund in which the Fund invests all of its investable assets.
(d)	Per share calculations were performed using average shares method.

43

FINANCIAL HIGHLIGHTS: AMERICAN FUNDS NVIT GROWTH-INCOME FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (a)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)(b)	Portfolio Turnover (c)
Class II Shares
Year Ended December 31, 2013 (d)	$41.37	$0.49	$13.10	$13.59	$(0.49)	$–	$(0.49)	$54.47	32.97%	$1,752,785,280	0.64%	1.03%	0.79%	19.00%
Year Ended December 31, 2012 (d)	35.70	0.51	5.57	6.08	(0.41)	–	(0.41)	41.37	17.06	1,276,998,759	0.64	1.30	0.79	25.00
Year Ended December 31, 2011 (d)	36.87	0.52	(1.33)	(0.81)	(0.36)	–	(0.36)	35.70	(2.24)	1,024,101,994	0.64	1.42	0.79	22.00
Year Ended December 31, 2010 (d)	33.53	0.45	3.21	3.66	(0.32)	–	(0.32)	36.87	10.97	809,611,544	0.66	1.34	0.81	22.00
Year Ended December 31, 2009 (d)	26.25	0.40	7.61	8.01	–	(0.73)	(0.73)	33.53	30.69	509,569,562	0.69	1.39	0.84	24.00

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Expenses do not include expenses from the Master Fund.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Master Fund in which the Fund invests all of its investable assets.
(d)	Per share calculations were performed using average shares method.

44

FINANCIAL HIGHLIGHTS: AMERICAN FUNDS NVIT ASSET ALLOCATION FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Distributions/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (a)	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)(b)	Portfolio Turnover (c)
Class II Shares
Year Ended December 31, 2013 (d)	$19.70	$0.25	$4.32	$4.57	$(0.28)	$(0.01)	$(0.29)	$23.98	23.28%	$5,010,755,558	0.64%	1.13%	0.79%	74.00%
Year Ended December 31, 2012 (d)	17.24	0.30	2.40	2.70	(0.24)	–	(0.24)	19.70	15.72	3,864,951,690	0.64	1.62	0.79	61.00
Year Ended December 31, 2011 (d)	17.31	0.31	(0.14)	0.17	(0.24)	–	(0.24)	17.24	0.93	3,051,590,892	0.64	1.80	0.79	43.00
Year Ended December 31, 2010 (d)	15.68	0.31	1.55	1.86	(0.23)	–	(0.23)	17.31	12.02	2,186,509,685	0.65	1.95	0.80	46.00
Year Ended December 31, 2009 (d)	13.01	0.34	2.69	3.03	(0.01)	(0.35)	(0.36)	15.68	23.41	1,318,911,989	0.68	2.39	0.83	41.00

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Expenses do not include expenses from the Master Fund.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Master Fund in which the Fund invests all of its investable assets.
(d)	Per share calculations were performed using average shares method.

45

FINANCIAL HIGHLIGHTS: AMERICAN FUNDS NVIT BOND FUND

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (a)	Ratio of Net Investment Income to Average Net Assets (a)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)(b)	Portfolio Turnover (c)
Class II Shares
Year Ended December 31, 2013 (d)	$11.73	$0.18	$(0.49)	$(0.31)	$(0.20)	$–	$(0.20)	$11.22	(2.57)%	$1,529,419,945	0.64%	1.54%	0.79%	354.00%
Year Ended December 31, 2012 (d)	11.43	0.26	0.31	0.57	(0.27)	–	(0.27)	11.73	4.97	1,264,772,354	0.64	2.21	0.79	253.00
Year Ended December 31, 2011 (d)	11.06	0.31	0.31	0.62	(0.25)	–	(0.25)	11.43	5.72	1,056,562,267	0.64	2.80	0.79	163.00
Year Ended December 31, 2010 (d)	10.65	0.33	0.30	0.63	(0.22)	–	(0.22)	11.06	5.99	808,044,116	0.66	2.99	0.81	187.00
Year Ended December 31, 2009 (d)	9.53	0.33	0.82	1.15	(0.03)	–	(0.03)	10.65	12.15	562,026,300	0.68	3.22	0.83	125.00

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Expenses do not include expenses from the Master Fund.
(b)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Master Fund in which the Fund invests all of its investable assets.
(d)	Per share calculations were performed using average shares method.

46

Information from Nationwide Funds

Please read this Prospectus (and the accompanying Master Funds’ prospectus) before you invest, and keep them with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds’ investments:

—	Statement of Additional Information for the Funds (incorporated by reference into this Prospectus)

—	Annual Reports for the Funds (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

—	Semiannual Reports for the Funds

To obtain a document free of charge, to request other information about the Funds, or to make inquiries to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.

When you request a copy of the Funds’ SAI, you also will receive, free of charge, a copy of the Master Funds’ SAI.

Information from the Securities and Exchange Commission (SEC)

You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):

—	on the SEC’s EDGAR database via the Internet at www.sec.gov,

—	by electronic request to publicinfo@sec.gov,

—	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for the hours of operation), or

—	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520

Nationwide Funds Group

1000 Continental Drive, Suite 400

King of Prussia, PA 19406

The Trust’s Investment Company Act File Nos.: 811-03213

The Master Funds’ Investment Company Act File Nos.: 811-03857

Nationwide, Nationwide Financial, the Nationwide framework, Nationwide Funds,

Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

NPR-AMF (4/14)	© 2014 Nationwide Funds Group. All rights reserved

Nationwide Variable Insurance Trust

Prospectus  April 30, 2014

Fund and Class
Loring Ward NVIT Capital Appreciation Fund Class II
Loring Ward NVIT Capital Appreciation Fund Class P
Loring Ward NVIT Moderate Fund Class II
Loring Ward NVIT Moderate Fund Class P

The Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

nationwide.com/mutualfundsnvit

THIS PAGE INTENTIONALLY LEFT BLANK.

2	Fund Summaries
Loring Ward NVIT Capital Appreciation Fund
Loring Ward NVIT Moderate Fund

10	How the Funds Invest
Objectives and Principal Investment Strategies
The Underlying Funds

15	Risks of Investing in the Funds

20	Fund Management

22	Investing with Nationwide Funds
Who Can Buy Shares of the Funds
Purchase Price
Fair Value Pricing
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Monitoring of Trading Activity
Restrictions on Transactions
Distribution and Services Plans
Revenue Sharing
Additional Information about Fees and Expenses

26	Distributions and Taxes

27	Financial Highlights

1

FUND SUMMARY: LORING WARD NVIT CAPITAL APPRECIATION FUND

Objective

The Loring Ward NVIT Capital Appreciation Fund (“Capital Appreciation Fund” or the “Fund”) seeks primarily to provide growth of capital, and secondarily current income.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class II Shares	Class P Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.24%	0.24%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	4.94%	4.79%
Acquired Fund Fees and Expenses	0.36%	0.36%
Total Annual Fund Operating Expenses	5.79%	5.64%
Fee Waiver/Expense Reimbursement[1]	(4.70)%	(4.70)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.09%	0.94%

[1]

Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.33% (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses and certain other expenses) until at least April 30, 2015. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Trust’s Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

2

FUND SUMMARY: LORING WARD NVIT CAPITAL APPRECIATION FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$111	$1,305	$2,480	$5,337
Class P shares	96	1,262	2,414	5,228

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the period from the Fund’s inception on January 7, 2013 through the fiscal year ended December 31, 2013, the Fund’s portfolio turnover rate was 5.79% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds sponsored by Dimensional Fund Advisors LP (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. The Underlying Funds may lend their portfolio securities to generate additional income. Many of the Underlying Funds also may use derivatives to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. These derivatives include futures contracts and options on futures contracts for securities in which an Underlying Fund may invest and related securities indices. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for growth of capital, but also income, by investing considerably in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including real estate companies and smaller companies), that the subadviser believes offer opportunities for capital growth. Many of these companies may be considered to be “value” companies based on such factors as the company’s stock price relative to its book value, earnings and cash flow. Some international companies may be located in or tied economically to emerging market countries. It also invests to a lesser extent in Underlying Funds that invest in fixed-income securities (including mortgage-backed and asset-backed securities) in order to seek to dampen overall portfolio volatility and generate investment income. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 51% of its net assets to U.S. stocks, approximately 34% to international stocks and approximately 13% to bonds, although these allocations are subject to change at the subadviser’s discretion. The subadviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who are interested in maximizing growth potential and willing to assume a higher level of risk to potentially achieve greater returns. These investors should have a long-term investment horizon and be able to withstand significant fluctuations in portfolio value.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the subadviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; and (5) the subadviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.

Management risk – the methods and analyses employed by the Fund’s investment adviser or subadviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results and, as a result, the Fund could lose value or underperform.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

3

FUND SUMMARY: LORING WARD NVIT CAPITAL APPRECIATION FUND (cont.)

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets, and are more expensive to trade in. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risk, including the risk of war, nationalization of assets, and ethnic, religious and racial conflicts.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Value companies risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may at times be out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stock, such as “growth” stocks.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s or Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Mortgage-and asset-backed securities risk – mortgage- and asset-backed securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Real estate risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Futures contracts and options on futures contracts may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund’s losses and reducing the Underlying Fund’s opportunities for gains. Some of these derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Certain futures contracts and related options held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.

4

FUND SUMMARY: LORING WARD NVIT CAPITAL APPRECIATION FUND (cont.)

Securities lending risk – is the risk that the borrower may fail to return the loaned securities in a timely manner or not all. The value of your investment may be affected if there is a delay in recovering the loaned securities, if the Fund does not recover the loaned securities, or if the value of the collateral, in the form of cash or securities, held by the Fund for the loaned securities, declines.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

LWI Financial Inc. (“Loring Ward”)

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Joni L. Clark	Chief Investment Officer, Loring Ward	Since 2013
Sheldon P. McFarland	Vice President, Portfolio Strategy & Research, Loring Ward	Since 2013
Matthew J. Carvalho	Director, Investment Research, Loring Ward	Since 2013

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

5

FUND SUMMARY: LORING WARD NVIT MODERATE FUND

Objective

The Loring Ward NVIT Moderate Fund (“Moderate Fund” or the “Fund”) seeks a high level of total return consistent with a moderate level of risk.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class II Shares	Class P Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.24%	0.24%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	3.11%	2.96%
Acquired Fund Fees and Expenses	0.31%	0.31%
Total Annual Fund Operating Expenses	3.91%	3.76%
Fee Waiver/Expense Reimbursement[1]	(2.87)%	(2.87)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.04%	0.89%

[1]

Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.33% (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses and certain other expenses) until at least April 30, 2015. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Trust’s Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses.

6

FUND SUMMARY: LORING WARD NVIT MODERATE FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II shares	$106	$928	$1,768	$3,949
Class P shares	91	883	1,696	3,817

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the period from the Fund’s inception on January 7, 2013 through the fiscal year ended December 31, 2013, the Fund’s portfolio turnover rate was 24.51% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that aims to provide diversification across traditional asset classes—U.S. stocks, international stocks, and bonds—by investing primarily in mutual funds sponsored by Dimensional Fund Advisors LP (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. The Underlying Funds may lend their portfolio securities to generate additional income. Many of the Underlying Funds also may use derivatives to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. These derivatives include futures contracts and options on futures contracts for securities in which an Underlying Fund may invest and related securities indices. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and invests a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for a high level of total return with a moderate level of risk by investing a majority of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the subadviser believes offer opportunities for capital growth. Many of these companies may be considered to be “value” companies based on such factors as the company’s stock price relative to its book value, earnings and cash flow. It also allocates a considerable portion of its assets in Underlying Funds that invest in fixed-income securities (including mortgage-backed and asset-backed securities) in order to generate investment income. Consistent with this investment strategy, as of the date of this Prospectus, the Fund allocates approximately 39% of its net assets to U.S. stocks, approximately 26% to international stocks and approximately 33% to bonds, although these allocations are subject to change at the subadviser’s discretion. In addition, one or more Underlying Funds may invest significantly in bonds issued by U.S. and foreign banks and bank holding companies. The subadviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for investors who seek capital growth, but also some investment income from bonds. The Fund is also designed for investors who have a longer time horizon and who have a moderate tolerance for fluctuations in portfolio value.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that: (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the subadviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; and (5) the subadviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.

Management risk – the methods and analyses employed by the Fund’s investment adviser or subadviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results and, as a result, the Fund could lose value or underperform.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

7

FUND SUMMARY: LORING WARD NVIT MODERATE FUND (cont.)

Smaller company risk – smaller companies are usually less stable in price and less liquid than are larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Value companies risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may at times be out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s or Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that an Underlying Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, an Underlying Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

Mortgage- and asset-backed securities risk – mortgage- and asset-backed securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-back securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Futures contracts and options on futures contracts may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund’s losses and reducing the Underlying Fund’s opportunities for gains. Some of these derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Certain futures contracts and related options held by an Underlying Fund may be illiquid, making it difficult to close out an unfavorable position.

Securities lending risk – is the risk that the borrower may fail to return the loaned securities in a timely manner or not all. The value of your investment may be affected if there is a delay in recovering the loaned securities, if the Fund does not recover the loaned securities, or if the value of the collateral, in the form of cash or securities, held by the Fund for the loaned securities, declines.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

Banking sector risk – in general, a Fund that emphasizes one or more economic sectors may be more susceptible to the financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular sectors. Banks are very sensitive to changes in money market and general economic conditions. The profitability of banks is dependent on their being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending operations. The failure of borrowers to repay their loans can adversely affect a bank’s financial situation.

If the value of the Fund’s investments goes down, you may lose money.

8

FUND SUMMARY: LORING WARD NVIT MODERATE FUND (cont.)

Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

LWI Financial Inc. (“Loring Ward”)

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Joni L. Clark	Chief Investment Officer, Loring Ward	Since 2013
Sheldon P. McFarland	Vice President, Portfolio Strategy & Research, Loring Ward	Since 2013
Matthew J. Carvalho	Director, Investment Research, Loring Ward	Since 2013

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

9

HOW THE FUNDS INVEST: NVIT LORING WARD FUNDS

Objectives

The Loring Ward NVIT Capital Appreciation Fund (“Capital Appreciation Fund”) seeks primarily to provide growth of capital, and secondarily current income.

The Loring Ward NVIT Moderate Fund (“Moderate Fund”) seeks a high level of total return consistent with a moderate level of risk.

These investment objectives can be changed without shareholder approval by the Nationwide Variable Insurance Trust’s Board of Trustees (the “Trust” and “Board of Trustees,” respectively) upon 60 days’ written notice to shareholders.

Purpose of the NVIT Loring Ward Funds

The NVIT Loring Ward Funds (the “Funds” or “Loring Ward Funds”) aim to provide diversification across traditional asset classes—stocks and bonds of U.S. and international issuers and money market instruments. Each Fund is designed to provide a different asset allocation option corresponding to each Fund’s different investment goals and risk tolerance levels. Each Fund is a “fund of funds,” which means that each Fund seeks to achieve its particular level of risk/return by investing the majority of its assets in a professionally selected mix of unaffiliated Underlying Funds sponsored by Dimensional Fund Advisors LP (“Underlying Funds”). Each of the Underlying Funds in turn invests in equity or fixed-income securities, as appropriate to its respective objective and strategies.

LWI Financial Inc. (“Loring Ward”) is the subadviser to each Loring Ward Fund. Loring Ward utilizes a portfolio modeling approach based on principles of asset class investing, diversification, minimized transaction costs and portfolio turnover, and behavioral finance. This asset allocation program, which is designed for longer-term investors, designates specified percentages within multiple securities asset classes with the intent of creating a diversified portfolio reflecting a particular investment objective and risk/return profile. Depending on each Loring Ward Fund’s target risk level, such Fund invests different amounts in the various asset classes and Underlying Funds to achieve its investment objective.

In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances and financial circumstances.

Although each Fund seeks to provide diversification across major asset classes, each Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and invests a significant portion of its assets in any one Underlying Fund.

Principal Investment Strategies

For each Fund, Loring Ward establishes a target allocation among different asset classes appropriate for the particular Fund’s risk profile and individual strategies. Loring Ward bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Further, Loring Ward evaluates how various combinations of these asset classes can best pursue each Fund’s investment objective.

Once the asset allocation is determined for each Fund, Loring Ward selects the Underlying Funds it believes most appropriate to represent the various asset classes. Where more than one Underlying Fund can be used for a single asset class, Loring Ward also evaluates which Underlying Fund, or what combination of Underlying Funds, best represents the potential risks and benefits of that asset class. In selecting Underlying Funds, Loring Ward considers a variety of factors in the context of current economic and market conditions, including each Underlying Fund’s investment strategies, risk profile and historical performance. The subadviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity.

Loring Ward NVIT Capital Appreciation Fund (“Capital Appreciation Fund”)

Through investments in the Underlying Funds, the Capital Appreciation Fund pursues its objective by investing considerably in equity securities, such as common stocks of U.S. and international companies (including real estate companies and smaller companies), that the subadviser believes offer opportunities for capital growth. Some international companies may be located in or tied economically to emerging market countries. It also invests to a lesser extent in fixed-income securities (including mortgage-backed and asset-backed securities) in order to generate investment income. The Capital Appreciation Fund is designed for investors who are interested in maximizing growth potential and willing to assume a higher level of risk to potentially achieve greater returns. These investors should have a long-term investment horizon and be able to withstand significant fluctuations in portfolio value.

Loring Ward NVIT Moderate Fund (“Moderate Fund”)

Through investments in the Underlying Funds, the Moderate Fund pursues its objective by investing a majority of its assets in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the subadviser believes offer opportunities for capital growth, but also a considerable portion of its assets in fixed-income securities (including mortgage-backed and asset-backed securities) in order to generate investment income. The Moderate Fund is designed for investors who seek capital growth, but also some investment income from bonds. The Moderate Fund is also designed for investors who have a longer time horizon and who have a moderate tolerance for fluctuations in portfolio value.

The Underlying Funds

Except for the NVIT Money Market Fund, which is advised by Nationwide Fund Advisors and subadvised by Federated Investment Management Company, the Underlying Funds in

10

HOW THE FUNDS INVEST: NVIT LORING WARD FUNDS (cont.)

which the Loring Ward Funds invest are advised by Dimensional Fund Advisors LP (“DFA”). The following description of DFA and the summaries of the Underlying Funds are based solely on information provided in the prospectus of each Underlying Fund, as filed with the Securities and Exchange Commission and amended from time to time. The description of DFA and the summaries of the Underlying Funds are qualified in their entirety by reference to the prospectus and SAI of each Underlying Fund. DFA may change the investment policies and/or programs of the Underlying Funds at any time without notice to shareholders of the Funds. DFA believes that equity investing should involve a long-term view and a systematic focus on sources of expected returns, not on stock picking or market timing. In constructing an equity portfolio, DFA identifies a broadly diversified universe of eligible securities with precisely-defined risk and return characteristics. It then places priority on efficiently managing portfolio turnover and keeping trading costs low. DFA does not intend to purchase or sell securities for an equity Underlying Fund based on prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

DFA similarly believes that fixed-income investing should involve a long-term view and a systematic focus on bond market risk and return, not on interest rate forecasting or market timing. In constructing a fixed-income portfolio, DFA identifies a broadly diversified universe of eligible securities with precisely defined maturity ranges and credit quality characteristics. DFA then seeks to purchase a broad and diverse portfolio of securities meeting these credit quality standards. In making these purchase decisions, if the anticipated maturity risk premium is greater for longer-term securities in the eligible maturity range, DFA will focus investment in that longer-term area, otherwise, it will focus investment in the short-term range of the eligible maturity range. DFA also places priority on efficiently managing portfolio turnover and keeping trading costs low.

The Underlying Funds may lend their portfolio securities to generate additional income. Many of the Underlying Funds also may use derivatives to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. These derivatives include futures contracts and options on futures contracts for securities in which an Underlying Fund may invest and related securities indices.

Set forth below are the Underlying Funds in which the Loring Ward Funds currently invest. Loring Ward reserves the right to add, delete or change the Underlying Funds without notice to shareholders.

Series of DFA Investment Dimensions Group Inc.

US CORE EQUITY 1 PORTFOLIO seeks long-term capital appreciation. The fund purchases a broad and diverse group of securities of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. universe. The fund’s increased exposure to small and value companies may be achieved by decreasing the allocation of the fund’s assets to the largest U.S. growth companies relative to their weight in the U.S. universe, which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization. An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization. Additionally, the fund’s percentage allocation to all securities as compared to their representation in the U.S. universe may be modified after considering other factors DFA determines to be appropriate, such as free float, momentum, trading strategies, liquidity management, and expected profitability. In assessing expected profitability, DFA may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The fund may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The fund may lend its portfolio securities to generate additional income.

VA US LARGE VALUE PORTFOLIO seeks long-term capital appreciation. Using a market capitalization weighted approach, the fund purchases a broad and diverse group of readily marketable securities of large U.S. companies that DFA determines to be value stocks. A company’s market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization the U.S. large company has, the greater its representation in the fund. DFA may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, and expected profitability, as well as other factors that DFA determines to be appropriate, given market conditions. Securities are considered to be value stocks primarily because the company’s shares have a high book value in relation to their market value. In assessing expected profitability, DFA may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The fund may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The fund may lend its portfolio securities to generate additional income.

US SMALL CAP PORTFOLIO seeks long-term capital appreciation. Using a market capitalization weighted approach, the fund purchases a broad and diverse group of readily marketable securities of U.S. small cap companies. A company’s market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of the U.S. small cap company, the greater its representation in the fund. DFA may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, and expected profitability, as well as other factors that DFA determines to be appropriate, given market conditions. In assessing expected profitability, DFA

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HOW THE FUNDS INVEST: NVIT LORING WARD FUNDS (cont.)

may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The fund may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The fund may lend its portfolio securities to generate additional income.

DFA REAL ESTATE SECURITIES PORTFOLIO seeks long-term capital appreciation. Using a free float-adjusted market capitalization weighted approach, the fund purchases readily marketable equity securities of companies whose principal activities include development, ownership, construction, management or sale of residential, commercial or industrial real estate. The fund principally invests in equity securities of companies in certain real estate investment trusts (“REITs”) and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property. A company’s market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of the U.S. real estate company, the greater its representation in the fund. DFA may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, and expected profitability, as well as other factors that DFA determines to be appropriate, given market conditions. In assessing expected profitability, DFA may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The fund may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The fund may lend its portfolio securities to generate additional income.

VA INTERNATIONAL VALUE PORTFOLIO seeks long-term capital appreciation. Using a market capitalization weighted approach, the fund purchases securities of large non-U.S. companies in countries with developed markets that DFA determines to be value stocks. A company’s market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization a large company has within an eligible country, the greater its representation in the fund. DFA may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, and expected profitability, as well as other factors that DFA determines to be appropriate, given market conditions. Securities are considered to be value stocks primarily because the company’s shares have a high book value in relation to their market value. In assessing expected profitability, DFA may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The fund may use derivatives, such as futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The fund may lend its portfolio securities to generate additional income.

VA INTERNATIONAL SMALL PORTFOLIO seeks long-term capital appreciation. Using a market capitalization weighted approach, the fund purchases equity securities of (1) Japanese small companies; (2) United Kingdom small companies; (3) small companies organized under the laws of certain European countries; (4) small companies associated with Australia, New Zealand and Pacific Rim Asian countries; and (5) Canadian small companies. The fund may also have some exposure to small cap equity securities associated with other countries or regions. A company’s market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization a small company has within an eligible country, the greater its representation in the fund. DFA may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, and expected profitability, as well as other factors that DFA determines to be appropriate, given market conditions. DFA will determine the allocation of assets among the five segments and will periodically review and modify such allocation, all in its sole discretion. In assessing expected profitability, DFA may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The fund may use derivatives, such as futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The fund may lend its portfolio securities to generate additional income.

EMERGING MARKETS CORE EQUITY PORTFOLIO seeks long-term capital appreciation. The fund purchases a broad and diverse group of equity securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), with an increased exposure to securities of small cap issuers and securities that DFA considers to be value securities. In assessing value, DFA may consider factors such as the issuer’s securities having a high book value in relation to their market value, as well as price to cash flow or price to earnings ratios. The criteria DFA uses for assessing value are subject to change from time to time. In addition, DFA may adjust the representation of an eligible company, or exclude a company, after considering expected profitability relative to other eligible companies. In assessing expected profitability, DFA may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The fund may use derivatives, such as futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The fund may lend its portfolio securities to generate additional income.

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO seeks to earn current income consistent with the preservation of capital. The fund primarily invests in high quality,

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HOW THE FUNDS INVEST: NVIT LORING WARD FUNDS (cont.)

low-risk obligations of the U.S. government and its agencies with maturities of between five and fifteen years. The fund will not shift the maturity of its investments in anticipation of interest rate movements and ordinarily will have an average weighted maturity of between three and ten years. It normally invests in non-callable obligations issued or guaranteed by the U.S. government and U.S. government agencies, AAA-rated, dollar-denominated obligations of foreign governments, obligations of supranational organizations, and futures contracts on U.S. Treasury securities. The fund may invest a portion of its assets in the obligations of foreign governments. Those obligations at the time of purchase must be either rated in the highest rating category of a nationally recognized statistical rating organization, or in the case of any obligation that is unrated, of comparable quality. The fund is authorized to invest more than 25% of its total assets in Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities. The fund also may invest in futures contracts on U.S. Treasury securities or options on such contracts for the purposes of remaining fully invested and maintaining liquidity to pay redemptions. However, the fund will not purchase futures contracts or options thereon if as a result more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions. The fund may lend its portfolio securities to generate additional income.

VA GLOBAL BOND PORTFOLIO seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns. The fund seeks to achieve its investment objective by generally investing in a universe of U.S. and foreign debt securities maturing in five years or less. It primarily purchases obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic and foreign issuers denominated in U.S. dollars but not trading in the United States and obligations of supranational organizations. The fixed income securities in which the fund invests are considered to be investment grade at the time of purchase, which means that they have been assigned ratings in the four highest categories of nationally recognized statistical rating organizations, such as Moody’s, Standard & Poor’s and Fitch. Under normal market conditions, the fund intends to invest its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States. Because many of the fund’s investments will be denominated in foreign currencies, the fund will also enter into forward foreign currency contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates, or to transfer balances from one currency to another. The fund may lend its portfolio securities to generate additional income.

VA SHORT-TERM FIXED PORTFOLIO seeks to achieve a stable real return in excess of the rate of inflation with a minimum of risk. The fund seeks to achieve its investment objective by generally investing in a universe of high quality fixed income securities that typically mature in one year or less. It may take a large position in securities maturing within two years from the date of settlement when higher yields are available. The fund purchases U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., foreign government and agency obligations, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper repurchase agreements, obligations of supranational organizations and affiliated and unaffiliated unregistered money market funds. The fund will invest more than 25% of its total assets in obligations of U.S. and/or foreign banks and bank holding companies when the yield to maturity on eligible portfolio investments in such banking industry securities, as a group, generally exceeds the yield to maturity on all other eligible portfolio investments as a group for a period of five consecutive days when the New York Stock Exchange is open for trading. The fund principally invests in certificates of deposit, commercial paper, bankers’ acceptances, notes and bonds. The fund may lend its portfolio securities to generate additional income.

Series of Nationwide Variable Insurance Trust

NVIT MONEY MARKET FUND seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The fund is a money market fund that seeks to maintain a stable net asset value of $1.00 per share. The fund invests primarily in a portfolio of high-quality, fixed-income securities that mature in 397 days or less. These securities are issued by banks, corporations and the U.S. government, and may include asset-backed securities, shares of other money market mutual funds, and obligations of states, municipalities and foreign governments. The fund may purchase foreign money market securities, although all obligations held by the fund must be denominated in U.S. dollars. The fund may invest in floating and variable-rate obligations and may enter into repurchase agreements. The fund maintains a dollar-weighted average maturity of no more than 60 days, and a weighted average life of no more than 120 days.

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HOW THE FUNDS INVEST: NVIT LORING WARD FUNDS (cont.)

The allocations shown in the table below are the target allocations for each Loring Ward Fund as of the date of this Prospectus stated as a percentage of the Fund’s total assets, plus or minus 5%. However, due to market value fluctuations or other factors, actual allocations may vary over short periods of time. In addition, the asset class allocation targets themselves may change over time in order for each Fund to meet its respective objective or as economic and/or market conditions warrant. The subadviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity.

The subadviser reserves the right to change the target allocations at any time without notice. The Funds may also invest in other mutual funds not identified herein that are chosen either to complement or replace the Underlying Funds.

Underlying Funds	Capital Appreciation Fund	Moderate Fund

US Core Equity 1 Portfolio	21%	19%
VA US Large Value Portfolio	15%	12%
US Small Cap Portfolio	10%	8%
DFA Real Estate Securities Portfolio	5%	0%
VA International Value Portfolio	18%	17%
VA International Small Portfolio	9%	9%
Emerging Markets Core Equity Portfolio	7%	0%
DFA Intermediate Government Fixed Income Portfolio	0%	17%
VA Global Bond Portfolio	7%	0%
VA Short-Term Fixed Portfolio	6%	16%
NVIT Money Market Fund	2%	2%

TOTAL	100%	100%

Because an investor is investing indirectly in the Underlying Funds through a Loring Ward Fund, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration and custodian fees), as well as the Loring Ward Funds’ direct expenses. The Underlying Funds will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

14

RISKS OF INVESTING IN THE FUNDS: LORING WARD FUNDS

No Loring Ward Fund can guarantee that it will achieve its investment objective.

As with any mutual fund, the value of each Fund’s investments—and therefore, the value of each Fund’s shares—may fluctuate, and you may lose money. These changes may occur because of the following risks:

Risks Associated with a Fund-of-Funds Structure

Fund-of-funds risk – there are certain risks associated with a structure whereby a Loring Ward Fund invests primarily in other mutual funds. These risks include the following:

—

Underlying Fund Expenses: because each Loring Ward Fund owns shares of the Underlying Funds, shareholders of a Loring Ward Fund will indirectly pay a proportional share of the fees and expenses, including applicable management, administration and custodian fees, of the Underlying Funds in which the Loring Ward Fund invests.

—

Performance: each Loring Ward Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more of the Underlying Funds fails to meet its investment objective, a Loring Ward Fund’s performance could be negatively affected. There can be no assurance that any Loring Ward Fund or Underlying Fund will achieve its investment objective.

—

Asset Allocation: each Loring Ward Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Loring Ward Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

—

Strategy: there is the risk that Loring Ward’s evaluations and allocation among asset classes and Underlying Funds may be incorrect. Further, Loring Ward may add or delete Underlying Funds, or alter a Loring Ward Fund’s asset allocation at its discretion. A material change in the Underlying Funds selected or in asset allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.

Nondiversified fund risk – Because each Loring Ward Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on each Fund’s value and total return.

Management risk – each Fund is subject to the risk that the methods and analyses employed by the Fund’s investment adviser or subadviser, or by an Underlying Fund’s investment adviser or subadvisers, may not produce the desired results. This could cause the Fund to lose value or its results to lag those of relevant benchmarks or other funds with similar objectives.

Risks Associated with U.S. and International Stocks

Stock market risk – refers to the possibility that an Underlying Fund could lose value if the individual equity securities in which the Underlying Fund has invested and/or the overall stock markets in which those stocks trade decline in price. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

—	corporate earnings;
—	production;
—	management;
—	sales and
—	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Real estate securities risk – to the extent that an Underlying Fund invests in real estate securities, it may be subject to the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties and the relative lack of liquidity associated with investments in real estate.

REITs – REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Smaller company risk – in general, stocks of smaller companies trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies or the market overall. Smaller companies may have limited product lines or markets, be less financially secure than larger companies or depend on a smaller number of key personnel. If adverse developments occur, such as due to management changes or product failures, the Fund’s investment in a smaller company may lose substantial value. Investing in smaller companies requires a longer-term investment view and may not be appropriate for all investors.

Value companies risk – over time, a value investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stock. In addition, a Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

15

RISKS OF INVESTING IN THE FUNDS: LORING WARD FUNDS (cont.)

Risks Associated with Fixed-Income Securities (Bonds)

Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent an Underlying Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Underlying Fund’s investments to decline significantly.

Inflation – prices of existing fixed-rate debt securities could decline due to inflation or the threat of inflation. Inflationary expectations are generally associated with higher prevailing interest rates, which normally lower the prices of existing fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate securities, the prices at which these securities trade also will be reduced to compensate for the fact that the income they produce is worth.

Credit risk – the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. If an issuer defaults, the Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities an Underlying Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment-grade securities.

Credit ratings – “investment-grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s or unrated securities judged by the Underlying Fund’s subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment-grade. Ratings of securities purchased by an Underlying Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Underlying Fund to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, the Fund must rely entirely on the credit assessment of the Underlying Fund’s subadviser.

U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by a Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (“GNMA”) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Funds are not guaranteed.

Prepayment and call risk – the risk that as interest rates decline debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower interest rates, which reduces the Underlying Fund’s income. In addition, changes in prepayment levels can increase the volatility of prices and yields on mortgage- and asset-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.

Asset-backed securities risk – like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated

16

RISKS OF INVESTING IN THE FUNDS: LORING WARD FUNDS (cont.)

from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.

Mortgage-backed securities risk – these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by an Underlying Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.

Risks Associated with International Stocks and Bonds

Foreign securities risk – foreign stocks and bonds may be more volatile, harder to price, and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

—	political and economic instability including sanctions imposed by other foreign countries, including the United States;
—	the impact of currency exchange rate fluctuations;
—	reduced information about issuers;
—	higher transaction costs;
—	less stringent regulatory and accounting standards and
—	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization, or expropriation of the issuer or foreign deposits (in which an Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent a Fund invests a significant portion of its assets in a specific geographic region, a Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of a Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of an Underlying Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Foreign custody – an Underlying Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on an Underlying Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount an Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for an Underlying Fund holding assets outside the United States.

Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

17

RISKS OF INVESTING IN THE FUNDS: LORING WARD FUNDS (cont.)

Foreign government debt – The risk that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors; (b) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets, and are more expensive to trade in. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the nationalization of assets, risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Additional Risks that May Affect the Funds

Liquidity risk – the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that an Underlying Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell liquid securities at an unfavorable time and conditions. Underlying Funds that invest in fixed-income securities, such as mortgage-backed securities, and small- and mid-cap stocks will be especially subject to the risk that during certain periods, the liquidity of particular issuers will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Banking sector risk – focus by an Underlying Fund on the banking industry would link the performance of that Underlying Fund, and therefore the performance of a Loring Ward Fund, to changes in performance of the banking industry generally. For example, a change in the market’s perception of the riskiness of banks compared to non-banks would cause the value of the Fund’s securities to fluctuate. Banks are very sensitive to changes in money market and general economic conditions. The profitability of the banking industry is dependent upon banks being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending operations. Adverse general economic conditions can cause financial difficulties for a bank’s borrowers and the borrowers’ failure to repay their loans can adversely affect the bank’s financial situation. Banks are subject to extensive regulation and decisions by regulators may limit the loans banks make and the interest rates and fees they charge, which could reduce bank profitability.

18

RISKS OF INVESTING IN THE FUNDS: LORING WARD FUNDS (cont.)

Derivatives risk – a derivative is a contract or investment the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying security or index. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing an Underlying Fund’s losses and reducing the Underlying Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

—	the other party to the derivatives contract may fail to fulfill its obligations;
—	their use may reduce liquidity and make the Underlying Fund harder to value, especially in declining markets; and
—

when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the Fund’s subadviser to utilize derivatives when it wishes to do so.

Leverage – leverage may be created when an investment exposes an Underlying Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of an Underlying Fund and make such Underlying Fund’s share price more volatile, a shareholder’s investment in a Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Underlying Fund’s investments. Further, the use of leverage may require the Underlying Fund to maintain assets as “cover,” maintain segregated asset accounts, or make margin payments, which might impair the Underlying Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Underlying Fund sell a portfolio security at a disadvantageous time.

Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing an Underlying Fund’s losses and reducing the Underlying Fund’s opportunities for gains. While futures may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. An Underlying Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Options on futures contracts – gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The success of an Underlying Fund’s investment in such options depends upon many factors, which may change rapidly over time. There may also be an imperfect or no correlation between the changes in market value of the securities held by an Underlying Fund and the prices of the options. In addition, an Underlying Fund may enter into an over-the-counter option, which exposes the Underlying Fund to the risk of the counterparty default. Upon exercise of the option, the parties will be subject to all of the risks associated with futures contracts, as described above.

Nationwide Fund Advisors, with respect to its management and operation of the Fund, has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Securities lending risk – The Underlying Funds may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, an Underlying Fund may lose money and there could be a delay in recovering the loaned securities. An Underlying Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

If the value of a Fund’s investments goes down, you may lose money.

A Fund may invest in or use other types of investments or strategies not shown here that do not represent principal investment strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

*  *  *  *  *  *

Temporary investments – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if a Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal investment strategy, as it prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Selective Disclosure of Portfolio Holdings

Each Fund posts onto the Trust’s Internet site (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

19

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Board of Trustees, NFA also selects subadvisers for the Funds, determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

Subadviser

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of a Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, the subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Loring Ward Funds will be available in the Funds’ semiannual report to shareholders, which will cover the period from January 1, 2014 through June 30, 2014.

LWI FINANCIAL INC. (“LORING WARD”), located at 3055 Olin Avenue, Suite 2000, San Jose, CA 95128, is the sub-adviser to the Loring Ward Funds. Loring Ward was founded in 1990 as Reinhardt, Werba, Bowen, Inc., and was subsequently purchased by Assante Asset Management (“Assante”) in 1997. In 2004, Loring Ward split from Assante and eventually became a privately-owned company in 2009, which it remains today. Loring Ward provides investment advisory and administrative services to individuals, pension and profit-sharing plans, trusts, estates, charitable organizations and other business entities. Although Loring Ward provides discretionary advisory services with respect to each Loring Ward Fund, Loring Ward normally provides only non-discretionary services for its other investment advisory clients.

Management Fees

Each Loring Ward Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee paid by each Fund, expressed as a percentage of the Fund’s average daily net assets, and taking into account any applicable fee waivers or reimbursements, as follows:

Fund	Actual Management Fee
Loring Ward NVIT Capital Appreciation Fund	0.00%
Loring Ward NVIT Moderate Fund	0.00%

Portfolio Management

Each Loring Ward Fund is managed by Joni L. Clark, Sheldon P. McFarland and Matthew J. Carvalho, who are jointly and primarily responsible for the day-to-day management of the Fund.

Ms. Clark has advised clients on all aspects of investment strategy and portfolio risk management for two decades. As Chief Investment Officer of Loring Ward, Ms. Clark directs investment policy, research and portfolio management strategies for the company. Ms. Clark also chairs the company’s Investment Committee. Prior to joining Loring Ward in 2002, Ms. Clark held senior positions at Merrill Lynch (1989-1991), Wilshire Associates (1991-1998), and Legg Mason Institutional Advisors (1998-2000). Ms. Clark was also a Senior Investment Consultant and Portfolio Manager at Enright Financial Consultants (2000-2002). Ms. Clark received a Bachelor of Science in Finance in 1988, a Chartered Financial Analyst (CFA) designation in 1994, and became a Certified Financial Planner (CFP®) in 2004. Ms. Clark is a member of the CFA Institute, the Los Angeles Society of Financial Analysts, and the Financial Planning Association.

Mr. McFarland serves as Vice President of Portfolio Strategy & Research at Loring Ward. Mr. McFarland responsibilities include management of Research & Portfolio Strategy, oversight of the Loring Ward Investment Planning Center, and development of tools and services to support Loring Ward advisors. Mr. McFarland also authors articles for Loring Ward publications, presents at Loring Ward events, and serves on both Loring Ward’s Investment and SA Fund Pricing Committees. Since 2001, Mr. McFarland has served in several roles at Loring Ward, including Manager of the Portfolio Strategy Group, Associate Regional Director, Manager of Research and Investment Policy, and Portfolio and Data Analyst. Mr. McFarland holds a Bachelor’s of Science in Business Management/Finance from Brigham Young University and an Associate of Science in Business Management from Utah Valley State College. He is a member of the CFA Institute and CFA Society of San Francisco.

Mr. Carvalho has worked in the financial services industry for over a decade, including institutional money management, retail brokerage and wealth management. As Director of Investment Research at Loring Ward, Mr. Carvalho communicates the firm’s investment philosophy directly to financial advisors and conducts research and performance verification for the firm. Prior to joining Loring Ward in 2009, Mr. Carvalho held senior positions with several leading financial services firms including E*Trade Financial (2003-2004), Bank of the West (2004-2008) and Bellatore Financial (2008-2009). Mr. Carvalho received his Bachelor of Science in Finance in 2003, his Chartered Financial Analyst (CFA) designation in 2007 and became a Certified Financial Planner (CFP®) in 2012. Mr. Carvalho is a member of the CFA Institute and the CFA Society of San Francisco.

20

FUND MANAGEMENT (cont.)

Additional Information about the Portfolio Manager

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

Multi-Manager Structure

The Adviser and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.

NFA performs oversight and evaluation services to a subadvised Fund, including the following:

—	performing initial due diligence on prospective Fund subadvisers;
—	selecting Fund subadvisers;
—	monitoring subadviser performance, including ongoing analysis and periodic consultations;
—	communicating performance expectations and evaluations to the subadvisers and
—	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

NFA does not expect to frequently recommend subadviser changes. NFA periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of each subadviser. Although NFA monitors each subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

21

INVESTING WITH NATIONWIDE FUNDS

WHO CAN BUY SHARES OF THE LORING WARD FUNDS

Shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, “variable insurance contracts”) under the Funds’ “Mixed and Shared” Exemptive Order (“Order”). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Funds is known as “mixed funding.”

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Class II and Class P shares of the Funds. Shares of the Loring Ward Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

Because variable insurance contracts may have different provisions with respect to the timing and method of purchases and exchanges, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

Please check with Nationwide to determine if a Fund is available under your variable insurance contract. This Prospectus should be read in conjunction with the prospectus of the separate account of your specific variable insurance contract.

In the future, the Funds may sell shares to separate accounts of other unaffiliated insurance companies, as well as to Nationwide. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to both variable annuity and variable life insurance policy separate accounts, and to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, the Board of Trustees will monitor any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds. This might force a Fund to sell its securities at disadvantageous prices.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) per share next determined after the order is received by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

—	New Year’s Day
—	Martin Luther King, Jr. Day
—	Presidents’ Day
—	Good Friday
—	Memorial Day
—	Independence Day
—	Labor Day
—	Thanksgiving Day
—	Christmas Day
—	Other days when the Exchange is closed.

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUE PRICING

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing. The prospectuses for those underlying mutual funds should explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing. Where such Underlying Fund NAVs or other market-based quotations for a Fund’s assets are either unavailable or deemed by the Adviser to be unreliable, such securities are valued at fair value by the Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a significant event (as defined below) that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Funds’ NAVs.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations,

22

INVESTING WITH NATIONWIDE FUNDS (cont.)

mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

By fair valuing a security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that an Underlying Fund’s NAV is calculated, an Underlying Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on an Underlying Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. An Underlying Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the Exchange. The fair values assigned to an Underlying Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the fair valuation procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used such procedures.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)).

Subject to the provisions of the variable insurance contracts, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the amount of the redemption request would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

The Loring Ward Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

—	disrupt portfolio management strategies;
—	increase brokerage and other transaction costs and
—	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Although the Funds are intended for investors with relatively long time horizons, Funds that invest in foreign securities, such as these, may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds.

Monitoring of Trading Activity

It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies

23

INVESTING WITH NATIONWIDE FUNDS (cont.)

combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder. With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

Restrictions on Transactions

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions. Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

—	restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
—	reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.

DISTRIBUTION AND SERVICES PLANS

Because distribution and service fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class P shares and Class II shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class P shares and Class II shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class P shares and Class II shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.

Administrative Services Plan

In addition to 12b-1 fees, Class II shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class II shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof. For the current fiscal year, administrative services fees for Class II shares of each Fund, expressed as a percentage of the share class’s average daily net assets, are estimated to be 0.15%.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:

—	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
—	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NFG, and not from a Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products

24

INVESTING WITH NATIONWIDE FUNDS (cont.)

and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

—	affiliates of NFA;
—	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
—	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of separate accounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

—	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
—	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

The fees and expenses in the Fees and Expenses table of each Fund Summary are based on average annual net assets as of the fiscal year ended December 31, 2013, and do not reflect any change in expense ratios resulting from a change in assets under management since December 31, 2013. Such fees and expenses do not reflect any change in expense ratios resulting from a change in assets under management as estimated. A decline in a Fund’s average net assets as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown in the Fund Summaries. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund.

25

DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each Fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.

Tax Status

Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

26

FINANCIAL HIGHLIGHTS: LORING WARD NVIT CAPITAL APPRECIATION FUND

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years ended December 31 or, if a Fund or a class has not been in operation for five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE INSURANCE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN. Information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Trust’s annual reports, which are available upon request.

Selected Data for Each Share of Capital Throughout the Periods Indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class II Shares
Period Ended December 31, 2013 (e)(f)	$10.00	$0.28	$1.78	$2.06	$–	$(0.03)	$(0.03)	$12.03	20.57%	$829,833	0.70%	2.54%	5.43%	5.79%

Class P Shares
Period Ended December 31, 2013 (e)(f)	$10.00	$0.12	$1.96	$2.08	$(0.23)	$(0.03)	$(0.26)	$11.82	20.82%	$1,210,657	0.59%	1.13%	5.20%	5.79%

Amount designated as “–” is zero or has been rounded to zero.

(a)	Not annualized for period less than one year.
(b)	Annualized for period less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares and is not annualized for period less than one year.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of January 7, 2013 through December 31, 2013.

27

FINANCIAL HIGHLIGHTS: LORING WARD NVIT MODERATE FUND

Selected Data for Each Share of Capital Throughout the Periods Indicated

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class II Shares
Period Ended December 31, 2013 (e)(f)	$10.00	$0.23	$1.54	$1.77	$(0.08)	$(0.06)	$(0.14)	$11.63	17.74%	$2,798,295	0.71%	2.11%	3.17%	24.51%

Class P Shares
Period Ended December 31, 2013 (e)(f)	$10.00	$0.12	$1.66	$1.78	$(0.25)	$(0.06)	$(0.31)	$11.47	17.80%	$1,236,183	0.58%	1.16%	3.54%	24.51%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares and not annualized for periods less than one year.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from January 8, 2013 (commencement of operations) through December 31, 2013. Total return is calculated based on inception date of January 7, 2013 through December 31, 2013.

28

Information from Nationwide Funds

Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents—which may be obtained free of charge—contain additional information about the Funds’ investments:

—	Statement of Additional Information (incorporated by reference into this Prospectus)

—	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

—	Semiannual Reports

To obtain a document free of charge, to request other information about the Funds, or to make inquires to the Funds, call 800-848-6331, visit nationwide.com/mutualfundsnvit or contact your variable insurance provider.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):

—	on the SEC’s EDGAR database via the Internet at www.sec.gov

—	by electronic request to publicinfo@sec.gov

—	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for the hours of operation)

—	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.

Nationwide Funds Group

1000 Continental Drive, Suite 400

King of Prussia, PA 19406

The Trust’s Investment Company Act File No.: 811-03213

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds,

Nationwide Funds Group and On Your Side are service

marks of Nationwide Mutual Insurance Company.

NPR-LWF (4/14)	© 2014 Nationwide Funds Group. All rights reserved.

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2014

NATIONWIDE VARIABLE INSURANCE TRUST

American Century NVIT Growth Fund Class I, Class II, Class IV	NVIT Money Market Fund Class I, Class II, Class IV, Class V, Class Y
American Century NVIT Multi Cap Value Fund Class I, Class II, Class Y	NVIT Multi-Manager International Growth Fund Class I, Class II, Class Y
Federated NVIT High Income Bond Fund Class I, Class Y	NVIT Multi-Manager International Value Fund Class I, Class II, Class IV, Class Y
Invesco NVIT Comstock Value Fund Class I, Class II, Class IV, Class Y	NVIT Multi-Manager Large Cap Growth Fund Class I, Class II, Class Y
Neuberger Berman NVIT Multi Cap Opportunities Fund Class I, Class II	NVIT Multi-Manager Large Cap Value Fund Class I, Class II, Class Y
Neuberger Berman NVIT Socially Responsible Fund Class I, Class II, Class Y	NVIT Multi-Manager Mid Cap Growth Fund Class I, Class II, Class Y
NVIT Bond Index Fund Class I, Class II, Class Y	NVIT Multi-Manager Mid Cap Value Fund Class I, Class II, Class Y
NVIT Core Bond Fund Class I, Class II, Class Y, Class P	NVIT Multi-Manager Small Cap Growth Fund Class I, Class II, Class Y
NVIT Core Plus Bond Fund Class I, Class II, Class Y, Class P	NVIT Multi-Manager Small Cap Value Fund Class I, Class II, Class IV, Class Y
NVIT Developing Markets Fund Class I, Class II	NVIT Multi-Manager Small Company Fund Class I, Class II, Class IV, Class Y
NVIT Emerging Markets Fund Class I, Class II, Class Y	NVIT Multi Sector Bond Fund Class I, Class Y
NVIT Enhanced Income Fund Class II, Class Y	NVIT Nationwide Fund Class I, Class II, Class IV, Class Y
NVIT Government Bond Fund Class I, Class II, Class IV, Class P, Class Y	NVIT Real Estate Fund Class I, Class II, Class Y
NVIT International Equity Fund Class I, Class II, Class Y	NVIT S&P 500 Index Fund Class I, Class II, Class IV, Class Y
NVIT International Index Fund Class I, Class II, Class VIII, Class Y	NVIT Short Term Bond Fund Class I, Class II, Class P, Class Y
NVIT Large Cap Growth Fund Class I, Class II, Class Y, Class P	NVIT Small Cap Index Fund Class II, Class Y
NVIT Mid Cap Index Fund Class I, Class II, Class Y	Templeton NVIT International Value Fund Class I, Class II, Class Y

Terms not defined in this Statement of Additional Information (“SAI”) have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling toll free 1-800-848-6331.

Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end management investment company currently consisting of 62 series as of the date above. This SAI relates only to the series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).

This SAI is not a prospectus but is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:

•	NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager International Value Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund dated April 30, 2014;

•	NVIT Bond Index Fund, NVIT International Index Fund, NVIT Mid Cap Index Fund, NVIT S&P 500 Index Fund, and NVIT Small Cap Index Fund dated April 30, 2014;

•	American Century NVIT Growth Fund, American Century NVIT Multi Cap Value Fund, Invesco NVIT Comstock Value Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, Neuberger Berman NVIT Socially Responsible Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund, NVIT Nationwide Fund, NVIT Large Cap Growth Fund, NVIT Real Estate Fund, and Templeton NVIT International Value Fund dated April 30, 2014;

•	Federated NVIT High Income Bond Fund, NVIT Core Bond Fund, NVIT Core Plus Bond Fund, NVIT Enhanced Income Fund, NVIT Government Bond Fund, NVIT Money Market Fund, NVIT Multi Sector Bond Fund, and NVIT Short Term Bond Fund dated April 30, 2014; and

•	NVIT Developing Markets Fund dated April 30, 2014.

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-03213

ii

iii

GENERAL INFORMATION AND HISTORY

Nationwide Variable Insurance Trust is an open-end management investment company organized under the laws of Delaware by an Amended and Restated Agreement and Declaration of Trust, dated October 28, 2004, as amended and restated on June 17, 2009. The Trust currently offers shares in 62 separate series, each with its own investment objective.

The following Funds are diversified funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”):

American Century NVIT Growth Fund,

American Century NVIT Multi Cap Value Fund,

Federated NVIT High Income Bond Fund,

Invesco NVIT Comstock Value Fund,

Neuberger Berman NVIT Multi Cap Opportunities Fund,

Neuberger Berman NVIT Socially Responsible Fund,

NVIT Bond Index Fund,

NVIT Core Bond Fund,

NVIT Core Plus Bond Fund,

NVIT Developing Markets Fund,

NVIT Emerging Markets Fund,

NVIT Enhanced Income Fund,

NVIT Government Bond Fund,

NVIT International Equity Fund,

NVIT International Index Fund,

NVIT Large Cap Growth Fund

NVIT Mid Cap Index Fund,

NVIT Money Market Fund,

NVIT Multi-Manager International Growth Fund,

NVIT Multi-Manager International Value Fund,

NVIT Multi-Manager Large Cap Growth Fund,

NVIT Multi-Manager Large Cap Value Fund,

NVIT Multi-Manager Mid Cap Growth Fund,

NVIT Multi-Manager Mid Cap Value Fund,

NVIT Multi-Manager Small Cap Growth Fund,

NVIT Multi-Manager Small Cap Value Fund,

NVIT Multi-Manager Small Company Fund,

NVIT Multi Sector Bond Fund,

NVIT Nationwide Fund,

NVIT S&P 500 Index Fund,

NVIT Short Term Bond Fund,

NVIT Small Cap Index Fund, and

Templeton NVIT International Value Fund

The following Fund is not a diversified fund as defined in the 1940 Act:

NVIT Real Estate Fund.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS,

STRATEGIES AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses discuss each Fund’s principal investment strategies, investment techniques and risks. Therefore, you should carefully review a Fund’s Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectuses.

For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Equity Funds”:

American Century NVIT Growth Fund	NVIT Multi-Manager Large Cap Growth Fund
American Century NVIT Multi Cap Value Fund	NVIT Multi-Manager Large Cap Value Fund
Invesco NVIT Comstock Value Fund	NVIT Multi-Manager Mid Cap Growth Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund	NVIT Multi-Manager Mid Cap Value Fund
Neuberger Berman NVIT Socially Responsible Fund	NVIT Multi-Manager Small Cap Growth Fund
NVIT Developing Markets Fund	NVIT Multi-Manager Small Cap Value Fund
NVIT Emerging Markets Fund	NVIT Multi-Manager Small Company Fund
NVIT International Equity Fund	NVIT Nationwide Fund
NVIT International Index Fund	NVIT Real Estate Fund
NVIT Large Cap Growth Fund	NVIT S&P 500 Index Fund
NVIT Mid Cap Index Fund	NVIT Small Cap Index Fund
NVIT Multi-Manager International Growth Fund	Templeton NVIT International Value Fund
NVIT Multi-Manager International Value Fund

For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Fixed-Income Funds”:

Federated NVIT High Income Bond Fund	NVIT Government Bond Fund
NVIT Bond Index Fund	NVIT Money Market Fund
NVIT Core Bond Fund	NVIT Multi Sector Bond Fund
NVIT Core Plus Bond Fund	NVIT Short Term Bond Fund
NVIT Enhanced Income Fund

For purposes of this SAI, each of the following Funds (either singly or collectively) is referred to as the “Index Funds”:

NVIT Bond Index Fund	NVIT S&P 500 Index Fund
NVIT International Index Fund	NVIT Small Cap Index Fund
NVIT Mid Cap Index Fund

THE EQUITY FUNDS

Initial Public Offerings

Each of the Equity Funds may participate in initial public offerings (“IPOs”). Securities issued in initial public offerings have no trading history, and information about the companies may be available for very limited periods. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.

Preferred Stocks and Convertible Securities

Each of the Equity Funds may invest in preferred stocks and other forms of convertible securities.

Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed -income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed -income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to Automatically Convertible Equity Securities (“ACES”), Participating Equity Preferred Stock (“PEPS”), Preferred Redeemable Increased Dividend Equity Securities (“PRIDES”), Stock Appreciation Income Linked Securities (“SAILS”), Term Convertible Notes (“TECONS”), Quarterly Income Cumulative Securities (“QICS”), and Dividend Enhanced Convertible Securities (“DECS”). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as Equity Linked Securities (“ELKS”) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. A Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities” below.

Current federal income tax law requires the holder of zero coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Publicly Traded Limited Partnerships and Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Each of the Equity Funds may invest in interests in limited liability companies, as well as publicly traded limited partnerships (limited partnership interests or units), which represent equity interests in the assets and earnings of the company’s or partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income derived from a limited partnership deemed not to be a “qualified publicly traded partnership” may not be considered “qualifying income” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) and may trigger adverse tax consequences. Also, since publicly traded limited partnerships and limited liability companies are a less common form of organizational structure than corporations, their units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited liability company or limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the company or partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Real Estate Investment Trusts

Although no Fund will invest in real estate directly, the Equity Funds may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income -producing real estate or real estate -related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Funds pay the fees and expenses of the REITs, which, ultimately, are paid by a Fund’s shareholders.

Small Company and Emerging Growth Stocks

The Equity Funds may invest in small company and emerging growth stocks. Investing in securities of small-sized companies, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

Special Situation Companies

Each of the Equity Funds may invest in “special situation companies,” which include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The subadviser of such a Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, a Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

U.S. Treasury Securities

Each of the Equity Funds may invest in U.S. Treasury securities, which are discussed in “U.S. Government Securities and U.S. Government Agency Securities” below.

Warrants and Rights

Each of the Equity Funds may invest in or hold warrants and rights. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Rights are similar to warrants, but normally have a shorter duration. Warrants and rights may be acquired separately or in connection with the acquisition of securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

THE FIXED-INCOME FUNDS

Bank and Corporate Loans

With the exception of the NVIT Money Market Fund, each of the Fixed-Income Funds may invest in bank and corporate loans. Commercial banks and other financial institutions or institutional investors make bank or corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on bank or corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of bank and corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The loan instruments in which a Fund may invest may involve borrowers, agents, co-lenders and collateral located both within and outside the United States, including in emerging market countries. Bank and corporate loans may include, but are not limited to, interests in trade finance loan transactions, pre-export/import finance transactions, factoring, syndicated loan transactions and forfeiting transactions.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the bank or corporate loans, holds collateral and accepts payments of principal and interest. By investing in a corporate or bank loan, a Fund may become a member of the syndicate. A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a bank or corporate loan and could suffer a loss of principal and/or interest.

The bank and corporate loans in which a Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability to sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank or corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

The trading market for many bank and corporate loans, including those relating to trade finance, may be limited or less developed than the secondary market for bonds and notes. Therefore, a Fund may experience difficulties in selling its bank or corporate loans. In many cases, loans and loan-related instruments may be considered to be illiquid due to the length of time required to transfer an interest in a loan or a related instrument.

Brady Bonds

Except for the NVIT Money Market Fund, each of the Fixed-Income Funds may invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.”

Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund’s subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the subadviser’s expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Debt Obligations

Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long -term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.

Recent market data indicates that primary dealer inventories of corporate bonds appear to be at an all-time low, relative to the market size. A significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed-income markets.

Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are considered in the selection of a Fund’s portfolio securities, but the Fund also relies upon the independent advice of its subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, the Fund must rely entirely on the credit assessment of the subadviser(s).

Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Floating- and Variable-Rate Securities

Each of the Fixed-Income Funds may invest in floating- or variable-rate securities. Floating- or variable-rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating- or variable-rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Such obligations include variable-rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating- and variable-rate obligations to those of the same quality as it is otherwise allowed to purchase.

A Fund’s subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.

Medium-Quality, Lower-Quality and High-Yield Securities

Except for the NVIT Money Market Fund, each of the Fixed Income Funds may invest in medium-quality securities and also in lower-quality and high-yield securities (commonly known as “junk bonds”) (hereinafter referred to as “lower-quality securities”).

Medium-Quality Securities. Medium-quality securities are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

Lower-Quality/High-Yield Securities. Non-investment grade debt or lower-quality/rated securities include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”); (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet such Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

Money Market Instruments

Money market instruments in which the NVIT Money Market Fund invests may include the following types of instruments:

•	obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•	repurchase agreements;

•	bank or savings and loan obligations;

•	commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign issuers, such as foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•	high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable subadviser;

•	certain variable-rate and floating-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days, to the extent permitted by Rule 2a-7 of the 1940 Act;

•	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extendable commercial notes are determined to be illiquid, the NVIT Money Market Fund will be limited to holding no more than 5% of its net assets in these and any other illiquid securities (in addition to other liquidity restrictions under Rule 2a-7 of the 1940 Act); and

•	unrated short-term (maturing in 397 days or less) debt obligations that are determined by a Fund’s subadviser to be of comparable quality to the securities described above.

Insurance Contracts and Funding Agreements. Money market instruments in which the NVIT Money Market Fund may invest also include insurance contracts, such as guaranteed investment contracts, funding agreements and annuities. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account, and the insurance company then credits to the Fund a guaranteed rate of interest, paid on a regular periodic basis (e.g., monthly). The funding agreements or other insurance contracts provide that the guaranteed rate of interest will not be less than a certain minimum rate. The purchase price paid for the contract becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Funding agreements may or may not allow a Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days’ notice to the Fund. The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and a Fund. Generally, funding agreements and other insurance contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in certain such insurance contracts does not currently exist. Accordingly, such insurance contracts may be considered to be illiquid. To the extent any such funding agreements or other insurance contracts are considered to be illiquid, the NVIT Money Market Fund will be limited to holding no more than 5% of its net assets in these and any other illiquid securities (in addition to other liquidity restrictions under Rule 2a-7 of the 1940 Act). In addition, funding agreements and other insurance contracts are subject to interest rate risk, i.e., when interest rates increase, the value of insurance contracts decline. Insurance contracts are also subject to credit risk, i.e., that the insurance company may be unable to pay interest or principal when due. If an insurance company’s financial condition changes, its credit rating, or the credit rating of the contracts, may be lowered, which could negatively affect the value of the insurance contracts a Fund owns.

Extendable Commercial Notes (“ECN”). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking note holder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECN’s rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. The subadviser to the NVIT Money Market Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

Bank Obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

Mortgage- and Asset-Backed Securities

Each of the Fixed-Income Funds may invest in mortgage- and asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.

Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC (each of which is defined below under “U.S. Government Securities and U.S. Government Agency Securities”), such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable-rates of interest. These variable-rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC (which is defined below under “U.S. Government Securities and U.S. Government

Agency Securities”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

A Fund may also invest in, among others types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Other Tax Consequences” in this SAI.

A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed -income assets may be used to create an asset-backed security, including other fixed -income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities, though, present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Municipal Securities

Each of the Fixed-Income Funds may invest in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. The NVIT Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The subadviser will consider such an event in determining whether a Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Preferred Stocks, Convertible Securities and Other Equity Securities

Except for the NVIT Money Market Fund, each of the Fixed -Income Funds may invest in preferred stocks and convertible securities, which are described above. In some instances, a Fixed -Income Fund (except the NVIT Money Market Fund) may receive common stock, warrants or other types of equity securities resulting from a corporate action by or bankruptcy of an issuer of debt securities held by the Fund. In such instances, unless such equity securities are preferred stocks or convertible securities, the Fund will sell such equity securities as soon as reasonably practicable.

Put Bonds

Each of the Fixed-Income Funds may invest in “put” bonds, which are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.

Standby Commitment Agreements

Except for the NVIT Money Market Fund, each Fixed-Income Fund may enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Strip Bonds

The Fixed-Income Funds may invest in strip bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

U.S. Government Securities and U.S. Government Agency Securities

Each of the Fixed-Income Funds may invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation (“FHLMC”), are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the FNMA.

The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund’s portfolio, cause the Fund’s daily net asset value to fluctuate.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, a Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear.

Inflation-Protected Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund’s income distributions.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

When-Issued Securities and Delayed-Delivery Transactions

Each of the Fixed-Income Funds may invest in when-issued securities and engage in delayed-delivery transactions. When securities are purchased on a “when-issued” basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the U.S. Securities and Exchange Commission (“SEC”), its custodian will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will earmark or set aside portfolio securities sufficient to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to earmark or place additional assets in the segregated assets in order to ensure that the value of the segregated account remains equal to the amount of such Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it earmarks or sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will earmark or set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of its subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities

Each of the Fixed-Income Funds may invest in zero coupon securities and step-coupon securities. In addition, each of the Fixed-Income Funds, except the NVIT Money Market Fund, may invest in PIK Bonds and deferred payment securities.

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

THE INDEX FUNDS

NVIT Bond Index Fund. The investment objective of the NVIT Bond Index Fund is to match the performance of the Barclays U.S. Aggregate Bond Index (the “Aggregate Index”) as closely as possible before the deduction of Fund expenses. The Aggregate Index is composed primarily of U.S. dollar denominated investment grade bonds of different types, including U.S. government securities; U.S. government agency securities; corporate bonds issued by U.S. and foreign companies; mortgage-backed securities; securities of foreign governments and their agencies; and securities of supranational entities, such as the World Bank. There can be no assurance that the investment objective of the Fund will be achieved.

NVIT International Index Fund. The investment objective of the NVIT International Index Fund is to match the performance of the MSCI Europe, Australia and Far East Index (the “EAFE Index”) as closely as possible before the deduction of Fund expenses. The EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. There can be no assurance that the investment objective of the Fund will be achieved.

NVIT Mid Cap Index Fund. The investment objective of the NVIT Mid Cap Index Fund is to seek capital appreciation. There can be no assurance that the investment objective of the Fund will be achieved.

NVIT S&P 500 Index Fund. The investment objective of the NVIT S&P 500 Index Fund is to seek long-term capital appreciation. There can be no assurance that the investment objective of the Fund will be achieved.

NVIT Small Cap Index Fund. The investment objective of the NVIT Small Cap Index Fund is to seek to match the performance of the Russell 2000® Index (the “Russell 2000”) as closely as possible before the deduction of Fund expenses. The Russell 2000 is a market-weighted index composed of approximately 2000 common stocks of smaller U.S. companies in a wide range of businesses chosen by Russell Investments based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. There can be no assurance that the investment objective of the Fund will be achieved.

About Indexing. The Index Funds are not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Fund, utilizing essentially a “passive” or “indexing” investment approach, seeks to replicate, before each Fund’s expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

Indexing and Managing the Funds. Each Index Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its net assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index.

Because each Index Fund seeks to replicate the total return of its respective index, BlackRock Investment Management, LLC (“BlackRock”), subadviser to each Index Fund, generally will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, BlackRock may omit or remove a security which is included in an index from the portfolio of an Index Fund if, BlackRock judges the security to be insufficiently liquid, believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions, or determines that the security is no longer useful in attempting to replicate the total return of the index.

BlackRock may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Fund or by an Index Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. BlackRock will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, BlackRock may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities weightings in the target index.

The ability of each Index Fund to satisfy its investment objective depends to some extent on BlackRock’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). BlackRock will make investment changes to an Index Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Index Funds.

Each Index Fund’s ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Index Fund, taxes (including foreign withholding taxes, which will affect the NVIT International Index Fund and the NVIT Bond Index Fund due to foreign tax withholding practices), and changes in either the composition of the index or the assets of an Index Fund. In addition, each Index Fund’s total return will be affected by incremental operating costs (e.g., investment advisory, transfer agency, accounting) that will be borne by the Fund.

Additional Information Concerning the Indices

Aggregate Index. The NVIT Bond Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Barclays. Barclays has no responsibility for and does not participate in the NVIT Bond Index Fund’s management.

Russell 2000. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell 2000 Index. Russell® is a trademark of Russell Investment Group (“Russell Investments”). The NVIT Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments. Russell Investments is not responsible for and has not reviewed the NVIT Small Cap Index Fund nor any associated literature or publications and Russell Investments makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell Investments reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000 Index. Russell Investments has no obligation to take the needs of any particular fund or its shareholders or any other product or person into consideration in determining, composing or calculating the Russell 2000 Index. Russell Investments’ publication of the Russell 2000 Index in no way suggests or implies an opinion by Russell Investments as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 Index is based.

RUSSELL INVESTMENTS MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 INDEX OR ANY DATA INCLUDED IN THE RUSSELL 2000 INDEX. RUSSELL INVESTMENTS MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000 INDEX. RUSSELL INVESTMENTS MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

EAFE Index. The NVIT International Index Fund is not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”), including the EAFE Index. The EAFE Index is the exclusive property of MSCI. MSCI and the EAFE Index are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Nationwide Fund Advisors, as the investment adviser to the NVIT International Index Fund. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or shareholders of the NVIT International Index Fund or any other person or entity regarding the advisability of investing in funds generally or in the NVIT International Index Fund particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to the NVIT International Index Fund or its shareholders or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the NVIT International Index Fund or its shareholders or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of the NVIT International Index Fund to be issued or in the determination or calculation of the equation by or the consideration into which the NVIT International Index Fund is redeemable. Further, none of the MSCI Parties has any obligation or liability to the NVIT International Index Fund or its shareholders or any other person or entity in connection with the administration, marketing or offering of the NVIT International Index Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI indexes from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the NVIT International Index Fund, its shareholders, or any other person or entity, from the use of any MSCI index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of shares of the NVIT International Index Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

S&P 500 Index and S&P 400 Index. The S&P 500 Index and S&P MidCap 400 Index (each, an “Index”) are products of S&P Dow Jones Indices LLC (“SPDJI”), and have been licensed for use by the NVIT S&P 500 Index Fund and NVIT Mid Cap Index Fund, respectively (the “NVIT Funds”). Standard & Poor’s®, S&P®, S&P 500®, S&P MidCap 400® and S&P 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the NVIT Funds. The NVIT Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the NVIT Funds or any member of the public regarding the advisability of investing in securities generally or in the NVIT Funds particularly or the ability of the S&P 500 Index or S&P MidCap 400 Index to track general market performance. S&P Dow Jones Indices’ only relationship to the NVIT S&P 500 Index Fund and NVIT Mid Cap Index Fund with respect to the S&P 500 Index and S&P MidCap 400 Index, respectively, is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. Each of the S&P 500 Index and S&P MidCap 400 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the NVIT S&P 500 Index Fund or NVIT Mid Cap Index Fund, respectively. S&P Dow Jones Indices have no obligation to take the needs of the NVIT Funds or the owners of the NVIT Funds into consideration in determining, composing or calculating either Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amounts of the NVIT Funds or the timing of the issuance or sale of shares of the NVIT Funds or in the determination or calculation of the equation by which shares of the NVIT Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the NVIT Funds. There is no assurance that investment products based on an Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the NVIT Funds, but which may be similar to and competitive with the NVIT Funds. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX, OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE NVIT FUNDS, OWNERS OF SHARES OF THE NVIT FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR S&P MIDCAP 400 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE NVIT FUNDS, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Short Selling of Securities

The Index Funds may engage in short selling of securities consistent with its “passive” indexing investment strategies. In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on its subadviser’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).

ADDITIONAL PORTFOLIO INSTRUMENTS AND STRATEGIES OF THE FUNDS

Borrowing

Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33 1⁄3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

Asset Segregation. Pursuant to current guidance from the staff of the Securities and Exchange Commission SEC, financial instruments that involve a Fund’s obligation to make future payments to third parties will not be deemed to be creating any “senior security” provided that the Fund “covers” its obligations. Financial instruments that involve an obligation to make future payments to third parties can include, among others, (i) securities purchased on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements. A Fund is deemed to have “covered” its obligations involving such a financial instrument when the Fund enters into an offsetting financial position, or segregates liquid assets (such as cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Segregated assets are not required to be physically segregated from other Fund assets, but may be segregated through appropriate notation on the books of a Fund or the Fund’s custodian.

The obligation to cover a financial instrument may require a Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order to segregate the required amount of assets. Should segregated assets decline in value, a Fund will be required to segregate additional assets or reduce its position in the financial instrument. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until a Fund’s obligations under the financial instruments have been satisfied.

Consistent with current SEC staff positions, the segregated amount for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between a Fund and its counterparty, is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, more assets will be required to cover a Fund’s obligations, which essentially limits the Fund’s ability to use these instruments, to the extent that more assets will be required to cover a Fund’s obligations.

Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, a Fund’s subadviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s subadviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

An Index Fund at times may borrow from affiliates of BlackRock, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Derivative Instruments

Each Fund, except the NVIT Money Market Fund, may use instruments referred to as derivative instruments (“derivatives”). A derivative is a financial instrument the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives as a substitute for taking a position in a security, a group of securities or a securities index as well as for hedging purposes. Certain Funds, as noted in their respective Prospectuses, may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Depending on the change in the value of the underlying asset, the potential for loss may be limitless. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

The use of these derivatives is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). Nationwide Fund Advisors, with respect to its management and operation of the Funds, has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Special Risks of Derivative Instruments. The use of derivatives involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

(1)	Successful use of most derivatives depends upon a Fund’s subadviser’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2)	There might be imperfect correlation, or even no correlation, between price movements of a derivative and price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using derivatives on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.

(3)	Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s subadviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declines by more than the increase in the price of the security, a Fund could suffer a loss.

(4)	As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts, or make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Other Tax Consequences.”

Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund generally intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC regulations and guidance, a Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a Treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high -quality and lower -quality securities. Such protection is only provided during the life of the spread option.

Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s subadviser believes it is more advantageous to a Fund than purchasing the futures contract.

To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return, substituting a position in a security, group of securities or an index, and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to obtain or reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to obtain or hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security), asset or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds generally intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

A Fund that invests in a futures contract is subject to the risk of loss of the initial and variation margin in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open futures position. A Fund’s assets may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the FCM’s customers. If the FCM fails to provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own obligations or the payment obligations of another customer to the central counterparty.

Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)

Credit Linked Notes. (Fixed-Income Funds only) A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.

Swap Agreements. The Federated NVIT High Income Bond Fund may enter into credit default swap agreements for any lawful purpose consistent with the Fund’s investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into credit default swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, with respect to swaps that have been designated by the CFTC for mandatory clearing (cleared swaps), through an FCM and cleared through a clearinghouse that serves as a central counterparty. See “Uncleared Swaps” and “Cleared Swaps” below for additional explanation of cleared and uncleared swaps. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Fund’s subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments or otherwise replicate a particular benchmark index. Swap agreements may be considered to be illiquid.

New swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) central clearing and execution of standardized swaps; (3) margin requirements in swap transactions; (4) position limits and large trader reporting requirements; and (5) record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

The Fund will enter uncleared swap agreements only with counterparties that the Fund’s subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Cleared swaps. Certain swaps have been designated by the CFTC for mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps for mandatory clearing, but it is expected that the CFTC will designate additional categories of swaps for mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not necessarily eliminate these risks and may involve additional risks not involved with uncleared swaps.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Recently adopted CFTC rules will, when implemented, require the trading and execution of certain cleared swaps on public trading facilities, which will occur for each category of swaps subject to mandatory clearing once one or more trading facilities become accredited and make such category of swaps available to trade. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swaps data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.

Certain Internal Revenue Service positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Credit Default Swaps. The Federated NVIT High Income Bond Fund may enter into credit default swap contracts. The Fund would use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate or sovereign debt securities.

As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, the Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, the Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk – that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Foreign Currency-Related Derivative Strategies—Special Considerations. A Fund may use futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. Currency contracts may also be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s subadviser believes a liquid secondary market will exist for a particular option at any specific time.

Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or the benefits of a currency hedge, impose transaction costs or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts may also be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

Foreign Commercial Paper. A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upward or downward (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in the foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain. The Funds believe that such investments do not involve the creation of a senior security, but nevertheless will earmark or establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Foreign Securities

Each Fund may invest in securities of issuers located outside the United States. Funds that invest in foreign securities offer the potential for more diversification than Funds that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include changes in foreign currency exchange rates, exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Regional Risk. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Unless a Fund’s Prospectus states a policy to invest only in securities denominated in U.S. dollars, a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Investment in Emerging Markets. The Funds (except for the NVIT Money Market Fund) may invest in the securities of issuers domiciled in various countries with emerging capital markets. For purposes of the NVIT Developing Markets Fund and the NVIT Emerging Markets Fund, emerging market countries are developing and low- or middle-income countries that are not classified as developed countries by MSCI. For purposes of each of the other Funds, emerging market countries are developing and low or middle income countries that are included in the MSCI Emerging Markets Index. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depositary receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs, EDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR, EDR or NVDR representing ownership of common stock will be treated as common stock.

A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Foreign Sovereign Debt. The Fixed-Income Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by governments of developing or emerging market countries, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Lending Portfolio Securities

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund must be able to terminate the loan and regain the right to vote the securities. A Fund generally will not seek to vote proxies relating to the securities on loan, unless it is in the best interests of the applicable Fund to do so. In addition, the Fund may not have on loan securities representing more than one-third of its total assets at any given time. The collateral that a Fund receives may be included in calculating a Fund’s total assets. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium -term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium -term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements in which an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed -rate or floating -rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium -term notes are unsecured, continuously offered corporate debt obligations. Although medium -term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium -term note will not generally exceed two years.

Loan Participations and Assignments

Each Fund may invest in Loan Participations and Assignments. Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Loan Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Loan Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Loan Participation. In the event of the insolvency of the lender selling a Loan Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Repurchase Agreements

Each Fund may enter into repurchase agreements. In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a subcustodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. A Fund will include any collateral that the Fund receives in calculating the Fund’s total assets in determining whether a Fund has loaned more than one-third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

Restricted, Non-Publicly Traded and Illiquid Securities

A Fund may not invest more than 15% (5% with respect to the NVIT Money Market Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, for purposes of the NVIT Money Market Fund, a security is illiquid if it cannot be sold or disposed of within the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust (the “Board of Trustees”), the Fund’s subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable, or if such securities may be readily saleable in foreign markets. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.

A Fund may sell over-the-counter (“OTC”) options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund’s subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act (“Section 4(2) paper”) is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

Each Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.

The Fixed-Income Funds (except the NVIT Money Market Fund) may also invest in mortgage dollar rolls, which are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would earmark or set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated or earmarked assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated or earmarked assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated or earmarked assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds (See “Borrowing”).

Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s subadviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

Securities of Investment Companies

As permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Notwithstanding these restrictions, each Fund may invest any amount, pursuant to Rule 12d1-1 of the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7 of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

Exchange-Traded Funds. The Funds (except for the NVIT Money Market Fund) may invest in exchange-traded funds (“ETFs”). ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers, that are components of a particular index. Such ETFs typically are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.

The shares of an ETF may be assembled in a block known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. ETF shares, as opposed to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund’s best interest to do so.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Temporary Investments

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund’s subadviser believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. Each Index Fund uses an indexing strategy and does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor securities performance, although each may use temporary investments pending investment of cash balances or to manage anticipated redemption activity.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Fund.

The table below explains any significant variation in the Funds’ portfolio turnover rate for the fiscal years ended December 31, 2013 and 2012 or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

Fund Name	2013	2012
Neuberger Berman NVIT Multi Cap Opportunities Fund	100.24%[1]	125.03%
NVIT Bond Index Fund	226.92%[2]	150.75%
NVIT Core Bond Fund	33.61%[1]	44.60%
NVIT Core Plus Bond Fund	333.09%[2]	317.74%
NVIT Emerging Markets Fund	78.72%[2]	68.20%
NVIT Government Bond Fund	108.42%[2]	84.84%
NVIT International Equity Fund	118.28%[2]	25.05%
NVIT Multi-Manager International Value Fund	35.44%[1]	68.36%
NVIT Multi-Manager Large Cap Growth Fund	52.44%[1]	108.38%
NVIT Multi-Manager Large Cap Value Fund	62.79%[1]	100.78%
NVIT Multi-Manager Mid Cap Growth Fund	66.14%[1]	79.49%
NVIT Multi-Manager Mid Cap Value Fund	113.76%[2]	101.64%
NVIT Multi-Manager Small Cap Growth Fund	119.53%[2]	82.85%
NVIT Multi-Manager Small Cap Value Fund	52.17%[2]	33.12%
NVIT Multi-Manager Small Company Fund	57.65%[1]	69.03%
NVIT Multi Sector Bond Fund	389.22%[2]	375.23%
NVIT Nationwide Fund	108.73%[2]	23.86%
NVIT Real Estate Fund	149.86%[2]	18.51%

1	The portfolio manager for the Fund is not limited by portfolio turnover in his management style, and the Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2013, the portfolio manager made fewer changes than in fiscal year 2012.
2	The portfolio manager for the Fund is not limited by portfolio turnover in his management style, and the Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In the fiscal year 2013, the portfolio manager made more changes than in fiscal year 2012.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) a majority of the outstanding securities, whichever is less.

Each of the Funds:

•	May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

•	May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.

•	May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

In addition, each Fund, except NVIT S&P 500 Index Fund, NVIT Bond Index Fund, NVIT International Index Fund, NVIT Small Cap Index Fund, NVIT Enhanced Income Fund and NVIT Real Estate Fund:

•	May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The NVIT Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

Each Fund, except for NVIT Real Estate Fund:

•	May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

Each of the American Century NVIT Growth Fund, NVIT Nationwide Fund, NVIT Government Bond Fund and NVIT Money Market Fund:

•	May not purchase securities on margin, but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

The NVIT S&P 500 Index Fund, NVIT Bond Index Fund, NVIT International Index Fund, and NVIT Small Cap Index Fund:

•	May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry.

The NVIT Enhanced Income Fund:

•	May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. Practically speaking, this means that with respect to 75% of its assets, the Fund may not invest more than 5% of its assets in the securities of any one issuer, and may not hold more than 10% of the outstanding voting securities of such issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

•	May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities and obligations issued by state, country or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

Concentration Policies

The following Fund invests 25% or more of its assets in the securities of companies in the same or related industries as described below:

THE NVIT REAL ESTATE FUND*:

•	Shall invest more than 25% of its total assets in the securities of issuers in real estate industries.

*	For purposes of calculation of this restriction, the Fund considers whether it has invested 25% or more of its total assets in the companies of the required industries.

The following are the non-fundamental operating policies of each of the Funds, except NVIT Nationwide Fund, American Century NVIT Growth Fund, NVIT Government Bond Fund and NVIT Money Market Fund, which may be changed by the Board of Trustees without shareholder approval:

Each Fund may not:

•	Sell securities short (except for the NVIT Mid Cap Index Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The NVIT Mid Cap Index Fund may only sell securities short in accordance with the description contained in their respective Prospectuses or in this SAI.

•	Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

•	Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1⁄3% of the Fund’s total assets.

Each of the Funds, except the NVIT Bond Index Fund, NVIT International Index Fund, and NVIT Small Cap Index fund, may not:

•	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

The following are the non-fundamental operating policies of the American Century NVIT Growth Fund, NVIT Nationwide Fund, NVIT Government Bond Fund and NVIT Money Market Fund which may be changed by the Board of Trustees without shareholder approval:

Each Fund may not:

•	Make short sales of securities.

•	Purchase or otherwise acquire any other securities if, as a result, more than 15% (5% with respect to the NVIT Money Market Fund) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

•	Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization and (b) to the extent permitted by the 1940 Act, or any rules or regulations thereunder, or pursuant to any exemption therefrom.

•	Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1⁄3% of the Fund’s total assets.

A Fund’s obligation not to pledge, mortgage, or hypothecate assets in excess of 33 1⁄3% of the Fund’s total assets with respect to permissible borrowings or investments, as described above, is a continuing obligation and such asset segregation and coverage must be maintained on an ongoing basis. For any other percentage restriction or requirement described above that is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

Certain Funds have adopted a non-fundamental policy, as required by Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% the Fund’s net assets in the type of investment suggested by the Fund’s name (“80 Percent Policy”). The scope of the 80 Percent Policy includes Fund names suggesting that a Fund focuses its investments in: (i) a particular type of investment or investments; (ii) a particular industry or group of industries; or (iii) certain countries or geographic regions. The 80 Percent Policy also applies to a Fund name suggesting that the Fund’s distributions are exempt from federal income tax or from both federal and state income tax. Each Fund that has adopted the 80 Percent Policy also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such investment policy.

THE NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND:

•	May not purchase securities of issuers that derive more than 5% of their total revenue from the production of alcohol, tobacco, weapons or nuclear power and may not purchase securities of issuers deriving more than 5% of total revenue from gambling.

The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

Social Investment Guidelines for the Neuberger Berman NVIT Socially Responsible Fund (this section applies to the Neuberger Berman NVIT Socially Responsible Fund only)

All social screens require interpretation in their application and is at the discretion of the portfolio management team. The following discussion provides further detail about the interpretation of the Fund’s Social Investment Guidelines.

Tobacco

Manufacturers. The Fund does not buy or hold that companies derive 5% or more of revenues from the manufacture of tobacco products. This screen primarily excludes producers of cigarettes, cigars, pipe tobacco, and smokeless tobacco products (snuff and chewing tobacco).

Processors and Suppliers. The Fund does not buy or hold companies that are in the business of processing tobacco and supplying tobacco to these manufacturers.

Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of tobacco products.

Tobacco-Related Products. The Fund does not buy or hold companies that derive a majority of revenues from the sale of goods used in the actual manufacture tobacco products, such as cigarette papers and filters.

The Fund may buy or hold companies that sell certain key products to the tobacco industry. These items include: cigarette packets, boxes, or cartons; the paperboard used in the manufacture of cigarette boxes or cartons; the cellophane wrap used to enclose cigarette packets or boxes; magazine or newspaper space sold for cigarette advertisements; and billboard space rented for cigarette advertisements. In general, the portfolio managers of the Fund do not exclude such companies from investment, although it may reconsider companies that derive substantial revenues from these activities on a case-by-case basis.

Alcohol

Manufacturers and Producers. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of alcoholic beverages. This screen primarily excludes distillers of hard liquors, brewers, and vintners.

Retail Sales. The Fund does not buy or hold companies that derive a majority of revenues from the retail sale of alcoholic beverages. This screen relates primarily to restaurant chains and convenience stores.

The Fund may buy or hold:

•	agricultural products companies that sell products to the alcohol industry for use in the production of alcoholic beverages (primarily grain alcohol producers); or

•	companies that sell unprocessed agricultural goods, such as barley or grapes, to producers of alcoholic beverages.

Gambling

Owners and Operators. The Fund does not buy or hold companies that derive 5% or more of revenues from the provision of gaming services. This screen primarily excludes owners and operators of casinos, riverboat gambling facilities, horse tracks, dog tracks, bingo parlors, or other betting establishments.

Manufacturers of Gaming Equipment. The Fund does not buy or hold companies that derive 5% or more of revenues from the manufacture of gaming equipment or the provision of goods and services to lottery operations.

The Fund may buy or hold companies that:

•	provide specialized financial services to casinos; or

•	sell goods or services that are clearly nongaming-related to casinos or other gaming operations.

Nuclear Power

Owners and Operators. The Fund does not buy or hold companies that are owners or operators of nuclear power plants. This screen primarily excludes major electric utility companies.

The Fund may buy or hold:

•	engineering or construction companies that are involved in the construction of a nuclear power plant or provide maintenance services to such plants in operation; or

•	electric utility companies that are purchasers and distributors of electricity that may have come from nuclear power plants (but are not themselves owners of such plants).

Military Contracting

Major Prime Contractors. The Fund does not buy or hold companies that derive 5% or more of revenues from weapons-related contracts. Although this screen permits the Fund to invest in companies that derive less than 5% of revenues from weapons contracts, the Fund generally avoids large military contractors that have weapons-related contracts that total less than 5% of revenues but are, nevertheless, large in dollar value and exclusively designed for weapons-related activities. While it is often difficult to obtain precise weapons contracting figures, the portfolio managers of the Fund will make a good faith effort to do so.

Non-Weapons-Related Sales to the Department of Defense. The Fund does not buy or hold companies that derive their total revenue primarily from non-consumer sales to the Department of Defense (“DoD”). In some cases, it is difficult to clearly distinguish between contracts that are weapons-related and those that are not. For example, is jet fuel for fighter aircraft a weapons-related product? The portfolio managers of the Fund have decided to treat jet fuel as a civilian product and may buy or hold a company that produces it. The portfolio managers of the Fund will use their best judgment in making such determinations.

The Fund may buy or hold companies that:

•	have some minor military business;

•	have some contracts with the DoD for goods and services that are clearly not weapons-related; or

•	manufacture computers, electric wiring, and semiconductors or that provide telecommunications systems (in the absence of information that these products and services are weapons-related).

Firearms

Manufacturers. The Fund does not buy or hold companies that produce firearms such as pistols, revolvers, rifles, shotguns, or sub-machine guns. The Fund will also not buy or hold companies that produce small arms ammunition.

Retailers. The Fund does not buy or hold companies that derive a majority of revenues from the wholesale or retail distribution of firearms or small arms ammunition.

Environment

Best of Class Approach

The Fund seeks to invest in companies that have demonstrated a commitment to environmental stewardship. Among other things, it will look for companies:

•	that have integrated environmental management systems;

•	that have measurably reduced their Toxic Release Inventory (TRI) emissions to air, land, or water (on-and off-site releases);

•	whose TRI emissions are substantially lower than their peers;

•	that participate in voluntary environmental initiatives led by governmental agencies such as the Environmental Protection Agency (EPA), non-industry organizations, or community groups;

•	that are committed to the public disclosure of corporate environmental information, such as signatories to CERES (Coalition for Environmentally Responsible Economies) or participants in the GRI (Global Reporting Initiative); or

•	have innovative processes or products that offer an environmental benefit.

Environmental Risk

The Fund seeks to avoid companies whose products it has determined pose unacceptable levels of environmental risk. To that end, the Fund does not buy or hold companies that:

•	are major manufacturers of hydrochloroflurocarbons (HCFCs), bromines, or other ozone-depleting chemicals;

•	are major manufacturers of pesticides or chemical fertilizers;

•	operate in the gold mining industry; or

•	design, market, own, or operate nuclear power plants (see Nuclear Power section).

The portfolio managers of the Fund seriously consider a company’s environmental liabilities, both accrued and unaccrued, as a measure of environmental risk. It views public disclosure of these liabilities as a positive step.

Regulatory Problems

The Fund seeks to avoid companies with involvement in major environmental controversies. It will look at a combination of factors in this area and will decide if, on balance, a company qualifies for investment. Negative factors may include:

•	environmental fines or penalties issued by a state or federal agency or court over the most recent three calendar years; and/or

•	highly publicized community environmental lawsuits or controversies.

Positive factors may include:

•	good environmental management systems;

•	progress in implementing environmental programs; and

•	public disclosure of environmental policies, goals, and progress toward those goals.

If a company already held in the Fund becomes involved in an environmental controversy, the portfolio managers of the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if the portfolio managers perceive a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

Diversity

The Fund strives to invest in companies that are leaders in promoting diversity in the workplace. Among other things, it will look for companies that:

•	promote women and people of color into senior line positions;

•	appoint women and people of color to their boards of directors;

•	offer diversity training and support groups;

•	purchase goods and services from women- and minority-owned firms; and

•	have implemented innovative hiring, training, or other programs for women, people of color, and/or the disabled, or otherwise have a superior reputation in the area of diversity.

The portfolio managers of the Fund attempt to avoid companies with recent major discrimination lawsuits related to gender, race, disability, or sexual orientation. In general, the Fund does not buy companies:

•	that are currently involved in unsettled major class action discrimination lawsuits;

•	that are currently involved in unsettled major discrimination lawsuits involving the U.S. Department of Justice or the EEOC (Equal Employment Opportunity Commission); or

•	with exceptional historical patterns of discriminatory practices.

Although the portfolio managers of the Fund view companies involved in non-class action discrimination lawsuits and/or lawsuits that have been settled or ruled upon with some concern, it may buy or hold such companies. These types of lawsuits will be given particular weight if a company does not have a strong record of promoting diversity in the workplace.

While the Fund encourages companies to have diverse boards of directors and senior management, the absence of women and minorities in these positions does not warrant a company’s exclusion from the Fund.

If a company already held in the Fund becomes involved in a discrimination controversy, the portfolio managers of the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

Employment and Workplace Practices

The Fund endeavors to invest in companies whose employment and workplace practices are considered progressive. Among other things, it will look for companies that:

•	offer benefits such as maternity leave that exceeds the 12 unpaid weeks mandated by the federal government; paid maternity leave; paternity leave; subsidized child and elder care (particularly for lower-paid staff); flexible spending accounts with dependent care options; flextime or job-sharing arrangements; phaseback for new mothers; adoption assistance; a full time work/family benefits manager; and/or health and other benefits for same-sex domestic partners of its employees;

•	have taken extraordinary steps to treat their unionized workforces fairly; and

•	have exceptional workplace safety records, particularly OSHA Star certification for a substantial number of its facilities and/or a marked decrease in their lost time accidents and workers compensation rates.

The Fund will seek to avoid investing in companies that have:

•	demonstrated a blatant disregard for worker safety; or

•	historically had poor relations with their unionized workforces, including involvement in unfair labor practices, union busting, and denying employees the right to organize.

Although the portfolio managers of the Fund are deeply concerned about the labor practices of companies with international operations, it may buy or hold companies that are currently or have been involved in related controversies. The portfolio managers of the Fund recognize that it is often difficult to obtain accurate and consistent information in this area; however, it will seek to include companies that are complying with or exceeding International Labour Organization (ILO) standards.

Community Relations

The portfolio managers of the Fund believe that it is important for companies to have positive relations with the communities in which they are located – communities of all races and socio-economic status. It will seek to invest in companies that:

•	have open communications within the communities in which they operate;

•	make generous cash donations to charitable organizations, particularly multi-year commitments to local community groups; and

•	offer incentives (such as paid time off) to employees to volunteer their time with charitable organizations.

The Fund seeks to avoid companies with involvement in recent environmental controversies that have significantly affected entire communities (See Environment, Regulatory Problems). The portfolio managers of the Fund will be particularly stringent with companies that do not have positive relations with the communities in which they operate.

If a company already held in the Fund becomes involved in a community controversy, the portfolio managers of the Fund will communicate with the company to press for positive action. The Fund will not necessarily divest the company’s shares if it perceives a path to remediation and policies and procedures are implemented to mitigate risk of recurrence.

Product Safety

The Fund seeks to avoid companies whose products have negative public health implications. Among other things, the portfolio managers of the Fund will consider:

•	the nature of a company’s products; or

•	whether a company has significant (already accrued or settled lawsuits) or potentially significant (pending lawsuits or settlements) product liabilities.

General

Corporate Actions. If a company held in the Fund subsequently becomes involved in tobacco, alcohol, gambling, weapons, or nuclear power (as described above) through a corporate acquisition or change of business strategy, and no longer satisfies the Social Investment Guidelines, the Fund will eliminate the position at the time deemed appropriate by the Fund given market conditions. The Fund will divest such companies whether or not they have taken strong positive initiatives in the other social issue areas that the Fund considers. In such a case, the Fund may sell a position in a company at a loss.

Ownership. The Fund does not buy or hold companies that are majority owned by companies that are excluded by its Social Investment Guidelines.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than

10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships (“QPTPs”).

Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.

1)	A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

2)	A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

3)	A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities); and

4)	A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Each U.S. government agency or instrumentality shall be treated as a separate issuer.

Insurance Law Restrictions

In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, the Trust’s investment adviser, Nationwide Fund Advisors (“NFA” or the “Adviser”) and the insurance companies may enter into agreements, required by certain state insurance departments, under which the NFA may agree to use their best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter or affiliated persons of the Funds’ investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

The policies and procedures are applicable to NFA and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service provider acting on their behalf are obligated to:

•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, even where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Leadership Team or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

Each Fund posts onto the Trust’s Internet site (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The NVIT Money Market Fund posts onto the Trust’s Internet site, no later than the fifth business day of each month, a schedule of its investments as of the last business day of the prior month, and maintains such portfolio holdings information for no less than six months after posting. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semiannual reports.

Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Leadership Team or its duly authorized delegate and will be made only when:

•	A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

•	The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

•	The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds’ fiduciary duties.

Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

The Funds have ongoing arrangements to distribute information about the Funds’ portfolio holdings to the Funds’ third -party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Wolters Kluwer Financial Services, Inc. (GainsKeeper), SunGard Financial Systems (Wall Street Concepts), Ernst & Young, LLP, Lipper Inc., Morningstar, Inc., Bloomberg LP, RiskMetrics Group, Inc., FactSet Research Systems, Inc., the Investment Company Institute, and on occasion, to transition managers such as Abel Noser Corp., BlackRock Institutional Trust Company, Fidelity Capital Markets (a division of National Financial Services LLC), Macquarie Capital (USA) Inc. or MBSC Securities Corporation, where such transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.

NFA conducts periodic reviews of compliance with the policy and the Funds’ Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff will also annually submit to the Board of Trustees a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

TRUSTEES AND OFFICERS OF THE TRUST

Management Information

Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are listed in the table below. The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the last five years in any publicly-traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117

Director of

Dentsply

International,

Inc. (dental

products), from 2002 to present,

Ultralife

Batteries,

Inc. from

2004 to

2010,

Albany

International

Corp. (paper

industry)

from 2005 to 2013,

Terex

Corporation

(construction

equipment)

from 2004 to present,

and Minerals

Technology,

Inc.

(specialty

chemicals) from 2005 to present.

					Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January, 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December, 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None	Significant board experience; significant executive, management consulting and legal experience, including past service as general counsel for a major financial services firm and a public company.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	117	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly-owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007[3]. From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments. [3]

Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].

Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].

1	Length of time served includes time served with the Trust’s predecessors.
2	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
3	These positions are held with an affiliated person or principal underwriter of the Funds.

Responsibilities of the Board of Trustees

The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from NFA regarding the implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board is an Independent Trustee.

Board Leadership Structure

All of the Trustees of the Trust are Independent Trustees. The Independent Trustees approve financial arrangements and other agreements between the Funds, on the one hand, and NFA, the sub-advisers, or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board, as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.

This structure is reviewed by the Board periodically and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds’ current operations.

Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board of Trustees may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.

The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.

Board Oversight of Trust Risk

The Board’s role is one of oversight, including oversight of the Funds’ risks, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds’ affairs. While risk management is the primary responsibility of NFA and the Funds’ subadvisers, the Trustees regularly receive reports from NFA, Nationwide Fund Management LLC (“NFM”), and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with NFA or the Funds’ subadvisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.

The Fund has retained NFA as the Funds’ investment adviser and NFM as the Funds’ administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of the Funds of Funds, to one or more sub-advisers. NFA and NFM are primarily responsible for the Funds’ operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds’ subadvisers. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board also meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.

Committees of the Board of Trustees

The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance, and Investment Committees. The function of each Committee is oversight.

The purposes of the Audit Committee are to: (a) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit – the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) ascertain the independence of the Trust’s independent auditors; (d) act as a liaison between the Trust’s independent auditors and the Board; (e) approve the engagement of the Trust’s independent auditors; (f) meet and consider the reports of the Trust’s independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer ; (h) review information provided to the Audit Committee regarding SEC examinations of the Trust and its service providers; and (i) undertake such other responsibilities as may be delegated to the Audit Committee by the Board. The Audit Committee met six times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley (Chair), Ms. Dryden, Ms. Hennigar, and Mr. Karlawish, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The purposes of the Valuation and Operations Committee are to: (a) assist the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (b) assist the Board with its review and oversight of the implementation and operation of the Trust’s Rule 2a-7 Procedures, including with respect to credit risk, applicable to the Trust’s money market fund series; (c) review and oversee the actions of the principal underwriter and investment advisers with respect to distribution channels for the Funds’ shares and distribution strategies for the Funds including the operation of the Trust’s 12b-1 Plans and Administrative Services Plans; (d) review and oversee the investment advisers’ brokerage practices as these relate to the Trust; (e) review and evaluate the services received by the Trust in respect of, and the Trust’s contractual arrangements relating to, transfer agency, sub-transfer agency, shareholder services, administrative services, custody, and such other areas as may be assigned by the Board to the Committee from time to time; and (f) undertake such other responsibilities as may be delegated to the Committee by the Board. The Valuation and Operations Committee met four times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen (Chair), Ms. Dryden, Ms. Hennigar, Ms. Kosel and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications and proxy voting by series of the Trust; and (e) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met five times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen, Ms. Jacobs, Ms. Kosel, Mr. Kridler (Chair) and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at Attn: Secretary, Nationwide Mutual Funds, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s) and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Funds’ performance; and (b) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley, Ms. Jacobs (Chair), Mr. Karlawish and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

Ownership of Shares of Nationwide Funds as of December 31, 2013

Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Funds[1]	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles E. Allen	None	Over $100,000
Paula H.J. Cholmondeley	None	Over $100,000
Phyllis Kay Dryden	None	Over $100,000
Barbara L. Hennigar	None	Over $100,000
Barbara I. Jacobs	None	Over $100,000
Keith F. Karlawish	None	Over $100,000
Carol A. Kosel	None	Over $100,000
Douglas F. Kridler	None	Over $100,000
David C. Wetmore	None	Over $100,000

1	Individual investors, like the Trustees, are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares. Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts, which may or may not be an appropriate investment for each individual Trustee.

Ownership in the Funds’ Investment Adviser 1, Subadvisers 2 or Distributor 3 as of December 31, 2013

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust

Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Charles E. Allen	N/A	N/A	N/A	None	N/A
Paula H.J. Cholmondeley	N/A	N/A	N/A	None	N/A
Phyllis Kay Dryden	N/A	N/A	N/A	None	N/A
Barbara L. Hennigar	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
David C. Wetmore	N/A	N/A	N/A	None	N/A

1	Nationwide Fund Advisors.
2	As of the date of this SAI, subadvisers to the Funds include American Century Investment Management, Inc.; BlackRock Investment Management, LLC; Brookfield Investment Management Inc.; Dimensional Fund Advisors LP; Epoch Investment Partners, Inc.; Federated Investment Management Company; HighMark Capital Management, Inc.; Invesco Advisers, Inc.; JP Morgan Investment Management Inc.; Lazard Asset Management, LLC; Logan Circle Partners, L.P.; Massachusetts Financial Services Company; Morgan Stanley Investment Management Inc.; Nationwide Asset Management, LLC; Neuberger Berman Fixed Income LLC; Neuberger Berman Management LLC; OppenheimerFunds, Inc.; Putnam Investment Management, LLC; Pyramis Global Advisors, LLC; Templeton Investment Counsel, LLC; The Boston Company Asset Management; LLC, Thompson, Siegel & Walmsley LLC; WEDGE Capital Management, L.L.P.; Wells Capital Management, Inc.; Wellington Management Company, LLP; and Winslow Capital Management, LLC.
3	Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.

Compensation of Trustees

The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Unless otherwise agreed by the Board of Trustees, the Adviser or an affiliate of the Adviser pays the fees, if any, and/or reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust . The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of any expenses incurred by the Trustees, for the fiscal year ended December 31, 2013. In addition, the table sets forth the total compensation paid to the Trustees from all the Funds in the Fund Complex for the fiscal year ended December 31, 2013. Trust officers receive no compensation from the Trust in their capacity as officers.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Charles E. Allen	$211,565	N/A	N/A	$286,500
Paula H.J. Cholmondeley	224,483	N/A	N/A	304,500
Phyllis Kay Dryden	209,094	N/A	N/A	282,500
Barbara L. Hennigar	220,781	N/A	N/A	299,000
Barbara I. Jacobs	201,537	N/A	N/A	273,000
Keith F. Karlawish	209,330	N/A	N/A	283,500
Carol A. Kosel[2]	192,711	N/A	N/A	261,000
Douglas F. Kridler	208,361	N/A	N/A	282,500
David C. Wetmore	234,167	N/A	N/A	317,000

[1]	On December 31, 2013, the Fund Complex included two trusts comprised of 112 investment company funds or series.
[2]	Ms. Kosel became a Trustee of the Trust in March 2013.

Code of Ethics

Federal law requires the Trust, each of its investment adviser, subadvisers, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

Federal law requires the Trust and each of its investment adviser and subadviser to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfundsnvit, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays the compensation of the Trustees who are not interested persons (as described in the 1940 Act) of the Trust, and all expenses (other than those assumed by the investment adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Joint Fund Administration and Transfer Agency Agreement which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants, and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholders’ reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholders’ meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for certain Funds and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

Investment Adviser

NFA, located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

Under the Investment Advisory Agreement with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Trustees. NFA operates primarily as a “Manager of Managers” under which NFA, rather than managing most Funds directly, instead oversees one or more subadvisers.

NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more subadvisers who manage the investment portfolio of a particular Fund. NFA is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however NFA does not intend to do so as a routine matter at this time. The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.

All of the Funds to which this SAI relates are subadvised.

NFA pays the compensation of the officers of the Trust employed by NFA and the compensation and expenses of any Trustees who are interested persons of the Trust. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA on not more than 60 days’ written notice. The Agreement further provides that NFA may render similar services to others.

For services provided under the Investment Advisory Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Funds of the Trust	Advisory Fees
NVIT Nationwide Fund

0.60% on assets up to $250 million

0.575% on assets of $250 million or more but less than $1 billion

0.55% on assets of $1 billion or more but less than $2 billion

0.525% on assets of $2 billion or more but less than $5 billion

0.50% for assets of $5 billion or more

American Century NVIT Growth Fund

0.60% on assets up to $250 million

0.575% on assets of $250 million and more but less than $1 billion

0.55% on assets of $1 billion and more but less than $2 billion

0.525% on assets of $2 billion and more but less than $5 billion

0.50% for assets of $5 billion and more

NVIT Government Bond Fund

0.50% on assets up to $250 million

0.475% on assets of $250 million and more but less than $1 billion

0.45% on assets of $1 billion and more but less than $2 billion

0.425% on assets of $2 billion and more but less than $5 billion

0.40% for assets of $5 billion and more

NVIT Money Market Fund	0.40% on assets up to $1 billion 0.38% on assets of $1 billion and more but less than $2 billion 0.36% on assets of $2 billion and more but less than $5 billion 0.34% for assets of $5 billion and more

NVIT S&P 500 Index Fund	0.125% on assets up to $1.5 billion 0.105% on assets of $1.5 billion and more but less than $3 billion 0.095% on assets of $3 billion and more

Invesco NVIT Comstock Value Fund

0.80% on assets up to $50 million

0.65% for assets of $50 million and more but less than $250 million

0.60% on assets of $250 million and more but less than $500 million

0.55% for assets of $500 million and more

Federated NVIT High Income Bond Fund

0.80% on assets up to $50 million

0.65% for assets of $50 million and more but less than $250 million

0.60% on assets of $250 million and more but less than $500 million

0.55% for assets of $500 million and more

NVIT Multi Sector Bond Fund	0.645% on assets up to $200 million 0.62% for assets of $200 million and more but less than $500 million 0.595% on assets of $500 million and more

NVIT Mid Cap Index Fund	0.205% on assets up to $1.5 billion 0,185% on assets of $1.5 billion and more but less than $3 billion 0.175% on assets of $3 billion and more

NVIT Multi-Manager Small Cap Growth Fund	0.95% on assets up to $200 million; 0.90% on assets of $200 million and more

Funds of the Trust	Advisory Fees
NVIT Multi-Manager Small Cap Value Fund	0.90% on assets up to $200 million 0.85% for assets of $200 million and more

NVIT Multi-Manager Small Company Fund	0.93% on assets up to $200 million; 0.88% on assets of $200 million and more

NVIT Multi-Manager International Value Fund	0.75% on assets up to $500 million 0.70% on assets of $500 million or more but less than $2 billion 0.65% on assets of $2 billion and more

NVIT Small Cap Index Fund	0.19% on assets up to $1.5 billion 0.17% on assets of $1.5 billion and more but less than $3 billion 0.16% on assets of $3 billion and more

NVIT International Index Fund	0.245% on assets up to $1.5 billion 0.205% on assets of $1.5 billion and more but less than $3 billion 0.195% on assets of $3 billion and more

NVIT Bond Index Fund	0.195% on assets up to $1.5 billion 0.155% on assets of $1.5 billion and more but less than $3 billion 0.145% on assets of $3 billion and more

NVIT Emerging Markets Fund	0.95% on assets up to $500 million 0.90% on assets of $500 million and more but less than $2 billion 0.85% for assets of $2 billion and more

NVIT International Equity Fund	0.80% on assets up to $500 million 0.75% on assets of $500 million and more but less than $2 billion 0.70% for assets of $2 billion and more

NVIT Developing Markets Fund	0.95% on assets up to $500 million 0.90% on assets of $500 million and more but less than $2 billion 0.85% for assets of $2 billion and more

NVIT Enhanced Income Fund

0.35% on assets up to $500 million

0.34% on assets of $500 million and more but less than $1 billion

0.325% for assets of $1 billion and more but less than $3 billion

0.30% on assets of $3 billion and more but less than $5 billion

0.285% on assets of $5 billion and more but less than $10 billion

0.275% on assets of $10 billion and more

NVIT Multi-Manager Large Cap Growth Fund	0.65% on assets up to $1 billion 0.60% on assets of $1 billion and more

NVIT Multi-Manager Mid Cap Growth Fund	0.75% on assets up to $1 billion 0.70% on assets of $1 billion and more

NVIT Multi-Manager International Growth Fund	0.85% on assets up to $1 billion 0.80% on assets of $1 billion and more

NVIT Core Bond Fund	0.40% on assets up to $1 billion 0.38% on assets of $1 billion and more

Funds of the Trust	Advisory Fees
NVIT Core Plus Bond Fund	0.45% on assets up to $1 billion 0.44% on assets of $1 billion and more but less than $1.5 billion 0.43% on assets of $1.5 billion and more

Neuberger Berman NVIT Socially Responsible Fund	0.65% on assets up to $1 billion 0.60% on assets of $1 billion and more

Neuberger Berman NVIT Multi Cap Opportunities Fund	0.60% on assets up to $1 billion 0.55% on assets of $1 billion and more

NVIT Real Estate Fund	0.70% on assets up to $500 million 0.65% on assets of $500 million and more but less than $1 billion 0.60% on assets of $1 billion or more

NVIT Multi-Manager Mid Cap Value Fund	0.75% on assets up to $1 billion 0.73% on assets of $1 billion and more

NVIT Short Term Bond Fund	0.35% assets up to $1 billion 0.34% on assets of $1 billion and more but less than $1.5 billion 0.33% on assets of $1.5 billion and more

NVIT Multi-Manager Large Cap Value Fund	0.65% on assets up to $1 billion 0.60% on assets of $1 billion and more

Templeton NVIT International Value Fund	0.75% on assets up to $1 billion 0.70% on assets of $1 billion and more

NVIT Large Cap Growth Fund	0.50% on assets up to $500 million 0.475% on assets of $500 million and more but less than $1 billion 0.45% on assets of $1 billion and more

American Century NVIT Multi Cap Value Fund	0.57% on assets up to $500 million 0.55% on assets of $500 million and more but less than $1 billion 0.53% on assets of $1 billion and more

Limitation of Fund Expenses

In the interest of limiting the expenses of certain Funds, the Adviser may from time to time waive some or its entire investment advisory fee or reimburse other fees for certain Funds. In this regard, the Adviser has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). Except as noted below, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit the total annual fund operating expenses of each Class of each Fund to the limits described below. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

With respect to the American Century NVIT Multi Cap Value Fund, Neuberger Berman NVIT Socially Responsible Fund, NVIT Bond Index Fund, NVIT Core Plus Bond Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Enhanced Income Fund, NVIT International Index Fund, NVIT Large Cap Growth Fund, NVIT Mid Cap Index Fund, NVIT Multi-Manager International Growth Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Multi-Manager Mid Cap Growth Fund,

NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi Sector Bond Fund, NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund and Templeton NVIT International Value Fund , NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits that were in the Expense Limitation Agreement at the time that NFA waived the fees or reimbursed the expenses. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

Until at least April 30, 2015, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses (excluding interest, taxes, brokerage commissions, short-sale dividend expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other non-routine expenses not incurred in the ordinary course of the Fund’s business; in addition, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, other costs incurred in connection with the purchase and sale of portfolio securities, and expenses incurred by the Fund in connection with any merger or reorganization are also excluded) for certain Funds/classes as follows:

•	Neuberger Berman NVIT Socially Responsible Fund to 0.78% for Class I, Class II and Class Y shares

•	NVIT Bond Index Fund to 0.29% for Class I, Class II and Class Y shares

•	NVIT Core Plus Bond Fund to 0.55% for Class I, Class II, Class P and Class Y shares

•	NVIT Developing Markets Fund to 1.20% for Class I and Class II shares

•	NVIT Emerging Markets Fund to 1.20% for Class I, Class II and Class Y shares

•	NVIT Enhanced Income Fund to 0.45% for Class II and Class Y shares

•	NVIT International Index Fund to 0.34% for Class I, Class II, Class VIII and Class Y shares

•	NVIT Mid Cap Index Fund to 0.30% for Class I, Class II and Class Y shares

•	NVIT Multi-Manager International Growth Fund to 0.96% for Class I, Class II and Class Y shares

•	NVIT Multi-Manager Large Cap Growth Fund to 0.75% for Class I, Class II and Class Y shares

•	NVIT Multi-Manager Large Cap Value Fund to 0.77% for Class I, Class II and Class Y shares

•	NVIT Multi-Manager Mid Cap Growth Fund to 0.82% for Class I, Class II and Class Y shares

•	NVIT Multi-Manager Mid Cap Value Fund to 0.81% for Class I, Class II and Class Y shares

•	NVIT Multi-Manager Small Cap Growth Fund to 1.08% for Class I, Class II and Class Y shares

•	NVIT Multi Sector Bond Fund to 0.78% for Class I and Class Y shares

•	NVIT S&P 500 Index Fund to 0.21% for Class I, Class II, Class IV, and Class Y shares

•	NVIT Small Cap Index Fund to 0.28% for Class II and Class Y shares

•	Templeton NVIT International Value Fund to 0.87% for Class I, Class II and Class Y shares

Until at least May 1, 2015, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses (without exclusions) for certain Funds/classes as follows:

•	American Century NVIT Multi Cap Value Fund to 0.92%, 1.09% and 0.67% for Class I, Class II and Class Y shares, respectively

•	NVIT Large Cap Growth Fund to 0.65%, 0.90%, 0.75% and 0.50% for Class I, Class II, Class P and Class Y shares, respectively

NFA has also agreed contractually to waive advisory fees in an amount equal to 0.0465% with respect to the NVIT Multi-Manager Small Company Fund, and an additional amount equal to 0.11% with respect to the NVIT Multi-Manager Small Cap Growth Fund, in both cases until May 1, 2015.

Investment Advisory Fees

During the fiscal years ended December 31, 2013, 2012 and 2011, the Funds paid NFA fees for investment advisory services (after waivers and reimbursements) as follows:

	NFA Investment Advisory Fees Year Ended December 31,
	2013		2012		2011
Fund	Fees Paid	Fees Waived and/or Reimbursed	Fees Paid	Fees Waived and/or Reimbursed	Fees Paid	Fees Waived and/or Reimbursed
American Century NVIT Growth Fund	$939,904	$23,498	$829,219	$20,730	$753,566	$18,839
American Century NVIT Multi Cap Value Fund	2,388,264	—	2,236,021	—	2,430,084	—
Federated NVIT High Income Bond Fund	1,404,053	—	1,727,251	—	1,767,967	—
Invesco NVIT Comstock Value Fund	1,500,787	—	1,286,685	—	1,282,925	—
Neuberger Berman NVIT Multi Cap Opportunities Fund	1,381,163	—	1,171,235	—	1,414,077	—
Neuberger Berman NVIT Socially Responsible Fund	1,187,471	—	1,133,190	—	1,267,522
NVIT Bond Index Fund	3,878,127	—	3,704,781	36,962	3,786,904	409,575
NVIT Core Bond Fund	5,058,951	—	4,542,489	—	3,643,671	—
NVIT Core Plus Bond Fund	5,419,203	—	4,746,928	—	3,579,484	—
NVIT Developing Markets Fund	862,178	48,036	997,672	55,778	1,456,159	16,145
NVIT Emerging Markets Fund	1,370,965	76,336	1,505,851	84,237	1,922,245	23,496
NVIT Enhanced Income Fund	1,630,358		1,743,017	—	1,508,971	—
NVIT Government Bond Fund	3,496,476	65,973	4,181,975	—	4,469,691	—

NVIT International Equity Fund	791,260	6,793	779,735	—	817,741	—
NVIT International Index Fund	3,853,687		3,589,456	30,340	3,546,702	337,499
NVIT Large Cap Growth Fund	6,956,226	960,141	6,825,082	965,853	7,532,226	1,160,042
NVIT Mid Cap Index Fund	2,559,824	—	2,282,622	15,140	2,585,671	197,065
NVIT Money Market Fund	7,481,211	4,210,017	8,152,039	2,644,341	8,367,459	3,450,163
NVIT Multi-Manager International Growth Fund	7,915,048	—	6,977,086	—	6,474,470	—
NVIT Multi-Manager International Value Fund	6,834,980	151,644	5,806,437	120,469	4,460,105	45,500
NVIT Multi-Manager Large Cap Growth Fund	8,651,556	401,793	7,397,815	283,830	6,614,846	29,546
NVIT Multi-Manager Large Cap Value Fund	9,916,447	558,129	8,186,922	354,414	6,260,943	—
NVIT Multi-Manager Mid Cap Growth Fund	6,631,797	261,789	6,019,708	115,294	6,586,118	5,543
NVIT Multi-Manager Mid Cap Value Fund	7,270,582	418,202	6,100,510	174,701	5,655,107	9,533
NVIT Multi-Manager Small Cap Growth Fund	1,880,001	199,898	1,628,433	103,558	1,671,898	49,904
NVIT Multi-Manager Small Cap Value Fund	4,302,239	155,478	3,517,548	164,299	3,082,021	40,178
NVIT Multi-Manager Small Company Fund	4,599,375	237,160	4,280,709	243,784	4,171,287	54,260
NVIT Multi Sector Bond Fund	1,736,536	12,745	1,685,035	18,668	1,660,567	62,320
NVIT Nationwide Fund	4,225,156	38,248	4,011,952	81,165	4,345,706	87,233
NVIT Real Estate Fund	2,036,676	26,547	2,076,995	—	2,051,148	—
NVIT S&P 500 Index Fund	3,221,937	—	2,999,359	8,734	3,077,084	103,966
NVIT Short Term Bond Fund	6,446,772	—	4,606,129	—	3,119,246	—
NVIT Small Cap Index Fund	907,532	—	808,424	4,390	773,903	47,891
Templeton NVIT International Value Fund	1,897,638	—	1,774,406	—	1,780,941	—

Subadvisers

The Subadvisers for the Funds advised are as follows:

Fund	Subadviser

American Century NVIT Growth Fund	American Century Investment Management, Inc.

American Century NVIT Multi Cap Value Fund	American Century Investment Management, Inc.

Federated NVIT High Income Bond Fund	Federated Investment Management Company

Invesco NVIT Comstock Value Fund	Invesco Advisers, Inc.

Neuberger Berman NVIT Multi Cap Opportunities Fund	Neuberger Berman Management LLC

Neuberger Berman NVIT Socially Responsible Fund	Neuberger Berman Management LLC

NVIT Bond Index Fund	BlackRock Investment Management, LLC

NVIT Core Bond Fund	Nationwide Asset Management, LLC

NVIT Core Plus Bond Fund	Neuberger Berman Fixed Income LLC

NVIT Developing Markets Fund	The Boston Company Asset Management, LLC

NVIT Emerging Markets Fund	The Boston Company Asset Management, LLC

NVIT Enhanced Income Fund	HighMark Capital Management, Inc.

NVIT Government Bond Fund	Nationwide Asset Management, LLC

NVIT International Equity Fund	Lazard Asset Management LLC

NVIT International Index Fund	BlackRock Investment Management, LLC

NVIT Large Cap Growth Fund	The Boston Company Asset Management, LLC

NVIT Mid Cap Index Fund	BlackRock Investment Management, LLC

NVIT Money Market Fund	Federated Investment Management Company

NVIT Multi-Manager International Growth Fund	Invesco Advisers, Inc American Century Investment Management, Inc.

NVIT Multi-Manager International Value Fund	Dimensional Fund Advisors LP JPMorgan Investment Management Inc.

NVIT Multi-Manager Large Cap Growth Fund	Massachusetts Financial Services Company Pyramis Global Advisors, LLC Winslow Capital Management, LLC

NVIT Multi-Manager Large Cap Value Fund	Massachusetts Financial Services Company The Boston Company Asset Management, LLC Wellington Management Company, LLP

Fund	Subadviser

NVIT Multi-Manager Mid Cap Growth Fund	Neuberger Berman Management LLC Wells Capital Management, Inc.

NVIT Multi-Manager Mid Cap Value Fund	American Century Investment Management, Inc. Thompson, Siegel & Walmsley LLC WEDGE Capital Management, L.L.P.

NVIT Multi-Manager Small Cap Growth Fund	OppenheimerFunds, Inc. Wellington Management

NVIT Multi-Manager Small Cap Value Fund	Epoch Investment Partners, Inc. JPMorgan Investment Management Inc.

NVIT Multi-Manager Small Company Fund	Morgan Stanley Investment Management Neuberger Berman Management LLC OppenheimerFunds, Inc. Putnam Investment Management, LLC

NVIT Multi Sector Bond Fund	Logan Circle Partners, L.P.

NVIT Nationwide Fund	HighMark Capital Management, Inc.

NVIT Real Estate Fund	Brookfield Investment Management Inc

NVIT S&P 500 Index Fund	BlackRock Investment Management, LLC

NVIT Small Cap Index Fund	BlackRock Investment Management, LLC

NVIT Short Term Bond Fund	Nationwide Asset Management, LLC

Templeton NVIT International Value Fund	Templeton Investment Counsel, LLC

American Century Investment Management, Inc. (“American Century”) is located at 4500 Main Street, Kansas City, Missouri 64111, and was formed in 1958. American Century is wholly owned by American Century Companies, Inc. (“ACC”). The Stowers Institute of Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

BlackRock Investment Management, LLC (“BlackRock”), 1 University Drive, Princeton, New Jersey 08543-9011, is a wholly owned indirect subsidiary of BlackRock, Inc., a Delaware corporation. BlackRock, Inc. was organized in 1999 and is a registered investment adviser and a registered commodity pool operator. BlackRock, Inc. and its affiliates had approximately 4.34 trillion in assets under management as of December 31, 2013.

Brookfield Investment Management Inc. (“Brookfield”), located at Brookfield Place, 250 Vesey Street, New York, NY 10281-1023, is a global investment manager focused on specialized equity and fixed income securities investments. Brookfield is an SEC-registered investment advisor and, with its affiliates and subsidiaries, had approximately $10 billion in assets under management as of December 31, 2013. Brookfield is a subsidiary of Brookfield Asset Management Inc., a global alternative asset manager with over $187 billion in assets under management as of December 31, 2013.

Dimensional Fund Advisors LP (“Dimensional”), located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, has been engaged in the business of providing investment management services since May 1981. DFA is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of December 31, 2013, assets under management for all affiliated advisors totaled approximately $337 billion.

Epoch Investment Partners, Inc. (“Epoch”) is a wholly owned subsidiary of The Toronto Dominion Bank. . Epoch is located at 399 Park Avenue, New York, NY 10022.

Federated Investment Management Company (“Federated”) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated is a subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to number of investment companies as well as a variety of other customized separately managed accounts, private funds and pooled investment vehicles. Federated Advisory Services Company, an affiliate of the sub-adviser, provides certain support services to Federated. The fee for these services is paid by the Federated and not by the Fund.

Highmark Capital Management, Inc. (“HighMark”), located at 350 California Street, San Francisco, CA 94104, is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly owned by The Bank of Tokyo- Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of December 31, 2013, HighMark had approximately $15.8 billion in assets under management. HighMark (and its predecessors) have been providing investment management services to individuals, institutions and large corporations since 1919.

Invesco Advisers, Inc. (“Invesco”) is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

JPMorgan Investment Management Inc. (“JPMorgan”) is located at 270 Park Avenue, New York, NY 10017. JPMorgan is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients.

Lazard Asset Management LLC (“Lazard”), located at 30 Rockefeller Center, 55th Floor, New York, NY 10112, was formally established in 1970, as the U.S. investment management division of parent company Lazard Frères & Co. LLC (LF&Co.). In 1997, the U.S. and U.K. investment management firms were united to form a single entity, allowing Lazard to provide a more globally integrated perspective. In January 2003, Lazard was established as a separate subsidiary of LF&Co. In 2005, Lazard became a public company, listing on the New York Stock Exchange as LAZ. As of December 31, 2013, Lazard had $167.5 billion in assets under management.

Logan Circle Partners, L.P. (“Logan Circle”) is located at 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103. Logan Circle’s inception was November 1, 2007 and the firm is wholly owned by Fortress Investment Group LLC (“FIG”), a publicly traded company.

Massachusetts Financial Services Company (“MFS”) is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

Morgan Stanley Investment Management Inc. (“MSIM”) principal offices are located at 522 Fifth Avenue, New York, New York 10036. Morgan Stanley is the direct parent of MSIM. Morgan Stanley is a global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. MSIM provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors.

Nationwide Asset Management, LLC, (“NWAM”) is located at One Nationwide Plaza, Mail Code 1-20-19, Columbus, OH 43215, provides investment advisory services to registered investment companies and other types of accounts, such as institutional separate accounts. NWAM was organized in 2007, in part, to serve as investment subadviser for fixed income funds. NWAM is a wholly owned subsidiary of Nationwide Mutual, and thus an affiliate of NFA.

Neuberger Berman Fixed Income LLC (“NBFI”) has principal offices located at 190 South LaSalle Street, Suite 2400, Chicago, Illinois 60603. NBFI is an indirect wholly owned subsidiary of Neuberger Berman Group LLC.

Neuberger Berman Management LLC (“Neuberger Berman”) is located at 605 Third Avenue, New York, New York 10158. Neuberger Berman is a subsidiary of Neuberger Berman Group LLC, an investment advisory company serving individuals, families, and taxable and non-taxable institutions with a broad range of investment products, services and strategies. Neuberger Berman engages in wealth management services including private asset management, tax and financial planning, and personal and institutional trust services; mutual funds, institutional management and alternative investments.

OppenheimerFunds, Inc. (“Oppenheimer”) is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281. Oppenheimer was formed in 1960 and is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

Putnam Investment Management, LLC (“Putnam”) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, Massachusetts 02109. Putnam is a subsidiary of Putnam U.S.Holdings I, LLC. Putnam U.S. Holdings I, LLC, an indirect wholly owned subsidiary of Putnam Investments, LLC, which generally conducts business under the name Putnam Investments, and is owned through a series of wholly owned subsidiaries by Great-West Lifeco, Inc., which is a financial services holding company with operations in Canada, United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a majority-owned subsidiary of Power Corporation of Canada, a majority of whose voting stock is controlled by The Desmarais Family Residual Trust.

Pyramis Global Advisors, LLC (“Pyramis”) is a limited liability company under the laws of the State of Delaware and is located at 900 Salem Street, Smithfield, Rhode Island 02917. Pyramis is a Fidelity Investments company.

Templeton Investment Counsel, LLC (“Templeton”) is located at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301, and is a wholly owned subsidiary of Templeton Worldwide, Inc., which is in turn a wholly owned subsidiary of Franklin Resources, Inc, which operates worldwide as Franklin Templeton Investments.

The Boston Company Asset Management, LLC (“The Boston Company”) is located at One Boston Place, 14th Floor, Boston, MA 02108. The Boston Company is a wholly owned subsidiary of BNY Mellon Corporation.

Thompson, Siegel & Walmsley LLC (“TS&W”), a Delaware limited liability company, is located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, is a majority-owned subsidiary of Old Mutual (US) Holdings, Inc., an indirectly-owned subsidiary of Old Mutual plc, a financial services company based in the United Kingdom. Since 1970, TS&W has provided investment management services to corporations, pensions and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals.

WEDGE Capital Management, L.L.P., (“WEDGE”) is located at 301 S. College Street, Suite 2920, Charlotte, North Carolina 28202. WEDGE has been active in the management of client portfolios since 1984. WEDGE is independently owned by eight general partners and is organized as a limited liability partnership under the laws of North Carolina.

Wells Capital Management, Inc. (“WellsCap”) is located at 525 Market Street, San Francisco, California 94105. WellsCap is a wholly owned subsidiary of Wells Fargo Bank, N.A., which is owned by Wells Fargo & Company.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $834 billion in assets.

Winslow Capital Management, LLC (“Winslow Capital”) is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow Capital has been an investment adviser since 1992, and was privately held until December 2008 when it became a wholly owned subsidiary of Nuveen Investments, Inc.

Each subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial period of not more than two years, each Subadvisory Agreement must be approved each year by the Trust’s Board of Trustees or by shareholders in order to continue. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities, by the Board of Trustees, NFA or the applicable subadviser, on not more than 60 days written notice.

Subadvisory Fees Paid

The following table sets forth the amount NFA paid to the Subadvisers on behalf of each Fund for the fiscal years ended December 31, 2013, 2012 and 2011:

	Year Ended December 31,
Fund	2013	2012	2011
American Century NVIT Growth Fund	$501,275	$442,250	$401,903
American Century NVIT Multi Cap Value Fund	1,319,827	1,235,699	1,342,939
Federated NVIT High Income Bond Fund	586,167	704,123	716,951
Invesco NVIT Comstock Value Fund	683,050	584,238	582,505
Neuberger Berman NVIT Multi Cap Opportunities Fund	805,677	683,220	824,877
Neuberger Berman NVIT Socially Responsible Fund	639,405	610,179	682,510
NVIT Bond Index Fund	332,076	304,484	480,588
NVIT Core Bond Fund	1,591,172	1,455,254	1,200,916
NVIT Core Plus Bond Fund	2,061,964	1,832,308	1,438,585
NVIT Developing Markets Fund	401,532	459,891	764,714
NVIT Emerging Markets Fund	638,711	694,227	1,006,562
NVIT Enhanced Income Fund	460,750	498,022	431,132
NVIT Government Bond	1,014,978	1,363,389	1,454,247
NVIT International Equity Fund	379,928	389,867	408,870
NVIT International Index Fund	457,480	426,136	706,869
NVIT Large Cap Growth Fund	2,934,681	2,888,779	3,624,552
NVIT Mid Cap Index Fund	207,001	186,263	442,945
NVIT Money Market Fund	1,034,577	954,273	804,696
NVIT Multi-Manager International Growth Fund	4,275,828	3,776,815	3,549,591
NVIT Multi-Manager International Value Fund	3,451,557	2,954,042	2,375,659
NVIT Multi-Manager Large Cap Growth Fund	3,430,718	3,079,971	3,194,062
NVIT Multi-Manager Large Cap Value Fund	4,182,077	3,640,028	3,307,591
NVIT Multi-Manager Mid Cap Growth Fund	3,274,151	3,152,537	3,637,544
NVIT Multi-Manager Mid Cap Value Fund	3,735,569	3,406,514	3,390,466
NVIT Multi-Manager Small Cap Growth Fund	897,525	821,576	949,424
NVIT Multi-Manager Small Cap Value Fund	2,159,133	1,781,191	1,642,996
NVIT Multi-Manager Small Company Fund	2,376,002	2,185,040	2,252,215
NVIT Multi Sector Bond Fund	568,933	581,654	657,345
NVIT Nationwide Fund	1,670,993	1,854,851	2,011,679
NVIT Real Estate Fund	1,192,004	1,335,212	1,318,597
NVIT S&P 500 Index Fund	220,068	201,996	226,464
NVIT Short Term Bond Fund	1,561,139	1,143,271	810,440
NVIT Small Cap Index Fund	127,098	117,085	162,641
Templeton NVIT International Value Fund	1,012,075	946,353	949,837

Multi-Manager Structure

NFA and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows NFA to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders; the order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and all change will be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

NFA provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust’s Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend frequent changes of subadvisers. NFA will regularly provide written reports to the Trust’s Board of Trustees regarding the results of their evaluation and monitoring functions. Although NFA will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

Portfolio Managers

Appendix C contains the following information regarding each of the portfolio managers identified in the Funds’ prospectuses: (i) the dollar range of the portfolio manager’s investments in each Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

Distributor

Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 serves as underwriter for each of the Funds in the continuous distribution of their shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:

Nationwide Fund Advisors

Nationwide Fund Management LLC

Nationwide Life Insurance Company

Nationwide Life and Annuity Insurance Company

Nationwide Financial Services, Inc.

Nationwide Corporation

Nationwide Mutual Insurance Company

Karen L. Heath-Wade

Joseph Finelli

Brian Hirsch

Stephen T. Grugeon

Eric Miller

Michael S. Spangler

In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the 12b-1 fee, if any, imposed up sales of shares of each of the Funds.

Distribution Plan

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares of certain Funds. The Plan permits such Funds to compensate NFD, as the Funds’ principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Under the Plan, NFD pays an annual fee in an amount that will not exceed the following amounts:

Funds	Amount
American Century NVIT Growth Fund	0.25% of the average daily net assets of Class II shares of each Fund, all of which will be considered a distribution fee.
American Century NVIT Multi Cap Value Fund[1]
Invesco NVIT Comstock Value Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund[2]
NVIT Nationwide Fund
NVIT Bond Index Fund
NVIT Core Bond Fund
NVIT Core Plus Bond Fund
NVIT Developing Markets Fund
NVIT Emerging Markets Fund
NVIT Enhanced Income Fund
NVIT Government Bond Fund
NVIT International Equity Fund
NVIT International Index Fund
NVIT Large Cap Growth Fund
NVIT Mid Cap Index Fund
NVIT Money Market Fund
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund

NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT Real Estate Fund
NVIT S&P 500 Index Fund
NVIT Short Term Bond Fund
NVIT Small Cap Index Fund
Templeton NVIT International Value Fund
NVIT Core Bond Fund	0.25% of the average daily net assets of Class P shares of each Fund, all of which will be considered a distribution fee.
NVIT Core Plus Bond Fund
NVIT Government Bond Fund
NVIT Large Cap Growth Fund
NVIT Short Term Bond Fund
NVIT International Index Fund	0.40% of the average daily net assets of Class VIII shares of each Fund, all of which will be considered a distribution fee.

•	The Trust, on behalf of the American Century NVIT Multi Cap Value Fund, and NFD have entered into a contract waiving 0.08% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2015.

•	The Trust, on behalf of the Neuberger Berman NVIT Socially Responsible Fund, and NFD have entered into a contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2015.

During the fiscal year ended December 31, 2013, NFD earned the following distribution fees under the Plan:

Fund	Fees Paid
American Century NVIT Growth Fund	$77,122
American Century NVIT Multi Cap Value Fund	275,454
Federated NVIT High Income Bond Fund	0
Invesco NVIT Comstock Value Fund	387,104
Neuberger Berman NVIT Multi Cap Opportunities Fund	81,774
Neuberger Berman NVIT Socially Responsible Fund	155,237
NVIT Bond Index Fund	0
NVIT Core Bond Fund	289,096
NVIT Core Plus Bond Fund	150,539
NVIT Developing Markets Fund	226,885
NVIT Emerging Markets Fund	139,722
NVIT Enhanced Income Fund	0
NVIT Government Bond Fund	9,998
NVIT International Equity Fund	69,227
NVIT International Index Fund	163,740
NVIT Large Cap Growth Fund	708,949
NVIT Mid Cap Index Fund	38,876
NVIT Money Market Fund	0

NVIT Multi-Manager International Growth Fund	409,685
NVIT Multi-Manager International Value Fund	164,392
NVIT Multi-Manager Large Cap Growth Fund	299,725
NVIT Multi-Manager Large Cap Value Fund	162,378
NVIT Multi-Manager Mid Cap Growth Fund	340,660
NVIT Multi-Manager Mid Cap Value Fund	1,049,749
NVIT Multi-Manager Small Cap Growth Fund	54,347
NVIT Multi-Manager Small Cap Value Fund	82,143
NVIT Multi-Manager Small Company Fund	129,816
NVIT Multi Sector Bond Fund	0
NVIT Nationwide Fund	388,379
NVIT Real Estate Fund	192,822
NVIT S&P 500 Index Fund	29,460
NVIT Short Term Bond Fund	266,226
NVIT Small Cap Index Fund	6,941
Templeton NVIT International Value Fund	0

These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts (“contract owners”), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Plan for services including, but not limited to:

(i)	Underwriter services including (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities and (4) expenses related to marketing and promotional activities;

(ii)	Printed documents including (1) fund prospectuses, statements of additional information and reports for prospective contract owners and (2) promotional literature regarding the Fund;

(iii)	Wholesaling services by NFD or the insurance company including (1) training, (2) seminars and sales meetings and (3) compensation;

(iv)	Life insurance company distribution services including (1) fund disclosure documents and reports (2) variable insurance marketing materials, (3) Fund sub-account performance figures, (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and

(v)	Life insurance company contract owner support.

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”). The Trust’s current Plan was initially approved by the Board of Trustees on May 1, 2007. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. As long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

NFD may enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

The Trust has been informed by NFD that during the fiscal year ended December 31, 2013, the following expenditures were made using the 12b-1 fees received by NFD with respect to the Funds:

Fund	Prospectus Printing & Mailing[1]	Distributor Compensation & Costs	Broker- Dealer Compensation & Costs[2]
American Century NVIT Growth Fund	$1,234	$0	$77,283
American Century NVIT Multi Cap Value Fund	1,144	0	275,554
Federated NVIT High Income Bond Fund	748	0	0
Invesco NVIT Comstock Value Fund	1,496	0	387,393
Neuberger Berman NVIT Multi Cap Opportunities Fund	308	0	81,929
Neuberger Berman NVIT Socially Responsible Fund	528	0	155,229
NVIT Bond Index Fund	0	0	0
NVIT Core Bond Fund	484	0	288,937
NVIT Core Plus Bond Fund	1,346	0	150,509
NVIT Developing Markets Fund	0	494	226,391
NVIT Emerging Markets Fund	2,202	0	139,744
NVIT Enhanced Income Fund	9	0	0
NVIT Government Bond Fund	838	0	9,983
NVIT International Equity Fund	530	0	69,262
NVIT International Index Fund	0	0	164,113
NVIT Large Cap Growth Fund	574	0	708,608
NVIT Mid Cap Index Fund	0	0	38,906
NVIT Money Market Fund	7,658	0	0
NVIT Multi-Manager International Growth Fund	792	0	409,424
NVIT Multi-Manager International Value Fund	748	0	164,427
NVIT Multi-Manager Large Cap Growth Fund	748	0	299,829
NVIT Multi-Manager Large Cap Value Fund	880	0	162,573

Fund	Prospectus Printing & Mailing[1]	Distributor Compensation & Costs	Broker- Dealer Compensation & Costs[2]
NVIT Multi-Manager Mid Cap Growth Fund	1,100	12,460	327,100
NVIT Multi-Manager Mid Cap Value Fund	880	58,037	990,832
NVIT Multi-Manager Small Cap Growth Fund	440	0	54,414
NVIT Multi-Manager Small Cap Value Fund	836	0	82,290
NVIT Multi-Manager Small Company Fund	970	0	129,791
NVIT Multi Sector Bond Fund	1,980	0	0
NVIT Nationwide Fund	792	0	388,123
NVIT Real Estate Fund	2,466	0	192,864
NVIT S&P 500 Index Fund	0	0	30,168
NVIT Short Term Bond Fund	1,760	0	266,566
NVIT Small Cap Index Fund	264	0	7,095
Templeton NVIT International Value Fund	2,376	0	0

1	Printing and/or mailing of prospectuses to other than current Fund shareholders.
2	Broker/dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.

A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” of a prospectus which covers multiple Funds, however, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.

Administrative Services Plan

Under the terms of an Administrative Services Plan, a Fund is permitted to enter Servicing Agreements with servicing organizations who agree to provide certain administrative support services for the Funds. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

As authorized by the Administrative Services Plan, the Trust has entered into a Fund Participation Agreement, effective May 2, 2005, pursuant to which NFS has agreed to provide certain administrative support services to the Funds held beneficially by its customers. NFS is a wholly owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I, Class II or Class VIII shares of the Funds, the annual rate of up to 0.20% of the average daily net assets of Class IV shares of the Funds and at the annual rate of up to 0.10% of the average daily net assets of the Class V shares held by customers of NFS or any such other entity. No fee is paid with respect to the Class P and Class Y shares of any Fund.

During the fiscal years ended December 31, 2013, 2012 and 2011, NFS and its affiliates earned $$50,094,599, $44,132,956 and $39,125,097 in administrative services fees it provided to all Funds of the Trust (including the Funds that are not included in this SAI).

Fund Administration and Transfer Agency Services

Under the terms of the Joint Fund Administration and Transfer Agency Agreement (the ”Joint Administration Agreement”) dated May 1, 2010, NFM, an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Funds and Nationwide Mutual Funds (another trust also advised by NFA), including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (”JPMorgan Chase”) under the Sub-Administration Agreement between NFM and JPMorgan Chase (see ”Sub-Administration” below); and (ii)the amount payable by NFM to U.S. Bancorp Fund Services, LLC (“US Bancorp”) under the Sub-Transfer Agency Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses (including, but not limited to, the cost of pricing services that NFM utilizes) reasonably incurred by NFM in providing services to the Funds and Trust.

During the fiscal years ended December 31, 2013, 2012 and 2011, NFM was paid fund administration and transfer agency fees from the Funds as follows:

Fund	2013	2012	2011
American Century NVIT Growth Fund	$116,070	$112,634	$109,499
American Century NVIT Multi Cap Value Fund	170,939	166,367	174,733
Federated NVIT High Income Bond Fund	124,452	136,443	138,579
Invesco NVIT Comstock Value Fund	129,612	123,158	123,427
Neuberger Berman NVIT Multi Cap Opportunities Fund	129,951	123,072	132,435
Neuberger Berman NVIT Socially Responsible Fund	119,633	118,487	123,442
NVIT Bond Index Fund	611,159	574,963	520,813
NVIT Core Bond Fund	394,773	363,044	303,690
NVIT Core Plus Bond Fund	376,144	339,471	272,147
NVIT Developing Markets Fund	97,722	101,312	112,083
NVIT Emerging Markets Fund	115,410	119,130	129,198
NVIT Enhanced Income Fund	179,067	187,588	173,717
NVIT Government Bond Fund	249,912	291,959	308,637
NVIT International Equity Fund	103,548	103,769	105,421
NVIT International Index Fund	479,492	446,856	415,286
NVIT Large Cap Growth Fund[1]	422,154	420,246	463,434
NVIT Mid Cap Index Fund	387,548	353,255	374,744
NVIT Money Market Fund	581,890	639,670	666,910
NVIT Multi-Manager International Growth Fund	311,557	292,175	279,430
NVIT Multi-Manager International Value Fund	316,440	287,016	237,049
NVIT Multi-Manager Large Cap Growth Fund	426,387	382,032	352,381
NVIT Multi-Manager Large Cap Value Fund	482,529	417,521	336,497
NVIT Multi-Manager Mid Cap Growth Fund	294,033	287,525	312,670
NVIT Multi-Manager Mid Cap Value Fund	323,556	292,706	279,031
NVIT Multi-Manager Small Cap Growth Fund	131,122	133,965	135,385
NVIT Multi-Manager Small Cap Value Fund	197,450	186,847	179,039
NVIT Multi-Manager Small Company Fund	212,072	211,502	213,773
NVIT Multi Sector Bond Fund	134,297	132,050	127,622
NVIT Nationwide Fund	251,486	254,972	270,709
NVIT Real Estate Fund	143,150	145,381	145,166
NVIT S&P 500 Index Fund	792,877	731,323	714,781
NVIT Short Term Bond Fund	552,053	409,229	299,043
NVIT Small Cap Index Fund	183,039	171,197	163,938
Templeton NVIT International Value Fund[1]	132,850	130,122	130,794

Sub-Administration

NFM has entered into a Sub-Administration Agreement with J.P. Morgan Chase Bank, N.A. (“JPMorgan”), dated May 22, 2009 and effective August 24, 2009, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.

Sub-Transfer Agency

NFM has entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC (“US Bancorp”), dated September 1, 2012, to provide certain sub-transfer agency services for the Fund. NFM pays US Bancorp a fee for these services.

Custodian

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, 1250 Connecticut Avenue N.W., Suite 500, Washington, D.C. 20036-2652 , serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

NFA and each subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NFA or a subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of NFA and each subadviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

NFA and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to NFA or a subadviser pursuant to its respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services actually may not be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and the subadvisers are prohibited from considering the broker-dealers sale of shares of any Fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

Commission Recapture Program. NFA may instruct subadvisers to direct brokerage transactions, subject to seeking best execution, to certain broker-dealers who have agreed to participate in a commission recapture program. Under the commission recapture program, the participating broker-dealer returns a portion of the commission dollars paid by a Fund directly to the Fund. NFA has instructed subadvisers to direct brokerage transactions to broker-dealers participating in the commission recapture program only if the subadviser believes that doing so is consistent with its obligations to seek best execution. Commissions recaptured by a Fund will be included in realized gain (loss) on securities in the Fund’s appropriate financial statements.

Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.

The following table lists, for the fiscal year ended December 31, 2013, the total amount of transactions that were directed to brokers in exchange for research services provided and the amount of commissions the Funds paid in connection with such transactions. This information has been provided by the respective Fund’s subadvisers and is believed to be reliable. However, the Funds have not independently verified such information.

Fund Name	Total Amount of Transactions on which Commissions Paid	Total Brokerage Commissions
Invesco NVIT Comstock Value Fund	$59,547,016	$53,489
Neuberger Berman NVIT Multi Cap Opportunities Fund	45,818,637	35,438
Neuberger Berman NVIT Socially Responsible Fund	43,569,664	26,381
NVIT Developing Markets Fund	121,522,650	157,668
NVIT Emerging Markets Fund	189,983,154	251,567
NVIT International Equity Fund	1,544,288	1,070
NVIT Large Cap Growth Fund	771,126,421	185,501
NVIT Multi-Manager International Growth Fund	318,221,052	567,154
NVIT Multi-Manager International Value Fund	657,156,121	240,007
NVIT Multi-Manager Mid Cap Growth Fund	638,365,615	849,331
NVIT Multi-Manager Mid Cap Value Fund	1,316,287,409	512,926
NVIT Multi-Manager Large Cap Growth Fund	565,637,454	236,848
NVIT Multi-Manager Large Cap Value Fund	1,696,626,618	1,072,022
NVIT Multi-Manager Small Cap Growth Fund	97,986,120	196,855
NVIT Multi-Manager Small Cap Value Fund	347, 784,202	192,240
NVIT Multi-Manager Small Company Fund	323,492,428	705,179
NVIT Nationwide Fund	390,247,148	350,361
NVIT Real Estate Fund	212,995,151	60,544
Templeton NVIT International Value Fund	67,981,976	49,244

The following table lists the total amount of brokerage commissions paid to brokers for each of the Funds for the fiscal years ended December 31, 2013, 2012 and 2011:

Fund	2013	2012	2011
American Century NVIT Growth Fund	$74,100	$68,403	$82,700
American Century NVIT Multi Cap Value Fund[1]	201,962	218,503	282,372
Federated NVIT High Income Bond Fund	313	761	—
Invesco NVIT Comstock Value Fund	62,752	82,015	96,927
Neuberger Berman NVIT Multi Cap Opportunities Fund	78,078	361,623	194,956
Neuberger Berman NVIT Socially Responsible Fund	63,196	95,233	108,745
NVIT Bond Index Fund	0	0	—
NVIT Core Bond Fund	0	0	—
NVIT Core Plus Bond Fund	46,954	22,180	6,328
NVIT Developing Markets Fund	305,069	311,788	536,433
NVIT Emerging Markets Fund	464,941	449,611	649,800
NVIT Enhanced Income Fund	0	0	—
NVIT Government Bond Fund	0	0	—
NVIT International Equity Fund	92,056	75,530	168,406
NVIT International Index Fund	71,714	141,150	209,027
NVIT Large Cap Growth Fund	576,523	853,714	1,259,410
NVIT Mid Cap Index Fund	46,726	23,163	75,989
NVIT Money Market Fund	0	0	—
NVIT Multi-Manager International Growth Fund	1,391,762	1,144,481	1,295,746
NVIT Multi-Manager International Value Fund	458,471	615,915	754,669
NVIT Multi-Manager Large Cap Growth Fund	704,806	755,934	931,536
NVIT Multi-Manager Large Cap Value Fund	1,325,150	1,542,467	1,486,608
NVIT Multi-Manager Mid Cap Growth Fund	946,647	871,430	1,038,965
NVIT Multi-Manager Mid Cap Value Fund	1,011,896	1,208,019	1,002,140
NVIT Multi-Manager Small Cap Growth Fund	266,164	266,677	277,456
NVIT Multi-Manager Small Cap Value Fund	591,939	357,775	612,902
NVIT Multi-Manager Small Company Fund	925,735	1,031,245	1,066,845
NVIT Multi Sector Bond Fund	708	806	942
NVIT Nationwide Fund	655,557	401,196	326,905
NVIT Real Estate Fund	548,839	156,052	126,474
NVIT S&P 500 Index Fund	47,296	33,029	60,366
NVIT Short Term Bond	0	0	—
NVIT Small Cap Index Fund	29,699	11,326	91,240
Templeton NVIT International Value Fund[1]	120,470	80,429	59,651

During the fiscal year ended December 31, 2013, the following Funds held investments in securities of their regular broker-dealers:

Fund	Approximate Aggregate Value of Issuer’s Securities owned by the Fund as of December 31, 2013	Name of Broker or Dealer
American Century NVIT Multi Cap Value Fund	$3,662,546	Goldman Sachs Group, Inc.
	8,599,250	JP Morgan Chase & Co.
Invesco NVIT Comstock Value Fund	$4,080,196	Bank of America
	10,254,310	Citigroup, Inc.
	2,676,094	Goldman Sachs Group, Inc.
	8,290,651	JP Morgan Chase & Co.
	4,042,774	Morgan Stanley
Neuberger Berman NVIT Multi Cap Opportunities Fund	$9,356,800	JP Morgan Chase & Co.
NVIT Bond Index Fund	$17,314,203	Bank of America
	821,585	Barclays Bank PLC
	15,058,054	Citigroup, Inc.
	1,600,619	Credit Suisse Group AG
	995,077	Deutsche Bank AG
	13,152,913	Goldman Sachs Group, Inc.
	782,248	ING Financial Markets
	25,816,495	JP Morgan Chase & Co.
	9,352,159	Morgan Stanley
	924,369	Nomura Securities
	6,760,285	RBS Group
	144,851	Sanford C. Bernstein & Co.
	1,910,613	UBS AG
NVIT Core Bond Fund	$38,990,868	Bank of America
	2,070,122	Citigroup, Inc.
	4,898,240	Deutsche Bank AG
	5,560,414	Goldman Sachs Group, Inc.
	14,632,298	ING Financial Markets
	16,286,785	JP Morgan Chase & Co.
	18,018,638	Morgan Stanley
	9,620,430	RBS Group
	6,099,259	UBS AG
NVIT Core Plus Bond Fund	$35,389,310	Bank of America
	21,027,698	Citigroup, Inc.
	17,945,422	Credit Suisse Group AG
	22,939,707	Goldman Sachs Group, Inc.
	40,225,227	JP Morgan Chase & Co.
	20,194,232	Morgan Stanley
	2,345,245	Nomura Securities
	18,716,054	RBS Group
	6,595,171	UBS AG

Fund	Approximate Aggregate Value of Issuer’s Securities owned by the Fund as of December 31, 2013	Name of Broker or Dealer
NVIT Enhanced Income Fund	$11,395,161	Bank of America
	10,929,734	Citigroup, Inc.
	2,262,218	Credit Suisse Group AG
	2,994,511	Deutsche Bank AG
	5,512,004	Goldman Sachs Group, Inc.
	13,560,672	JP Morgan Chase & Co.
	6,749,570	Morgan Stanley
	2,283,413	RBS Group
NVIT International Equity Fund	$201,918	Deutsche Bank AG
	1,693,136	Sanford C. Bernstein & Co.
NVIT International Index Fund	8,832,838	Barclays Bank PLC
	5,995,304	Credit Suisse Group AG
	6,291,698	Deutsche Bank AG
	6,876,963	ING Financial Markets
	4,541,701	Nomura Securities
	1,521,975	RBS Group
	6,413,503	Sanford C. Bernstein & Co.
	8,944,322	UBS AG
NVIT Multi-Manager International Growth Fund	$4,979,939	UBS AG
NVIT Multi-Manager International Value Fund	$17,998,716	Barclays Bank PLC
	4,841,168	Credit Suisse Group AG
	7,556,667	Deutsche Bank AG
	14,065,535	ING Financial Markets
	5,124,313	Nomura Securities
	1,397,250	RBS Group
	15,149,916	Sanford C. Bernstein & Co.
	12,356,342	UBS AG
NVIT Multi-Manager Large Cap Growth Fund	$3,553,886	Goldman Sachs Group, Inc.
	20,058,055	JP Morgan Chase & Co.
	7,598,528	Morgan Stanley
NVIT Multi-Manager Large Cap Value Fund	$16,789,754	Bank of America
	32,648,478	Citigroup, Inc.
	20,910,299	Goldman Sachs Group, Inc.
	10,179,440	ING Financial Markets
	62,353,130	JP Morgan Chase & Co.
	6,800,102	Morgan Stanley

Fund	Approximate Aggregate Value of Issuer’s Securities owned by the Fund as of December 31, 2013	Name of Broker or Dealer
NVIT Multi Sector Bond Fund	$5,641,561	Bank of America
	1,688,857	Citigroup, Inc.
	927,056	Credit Suisse Group AG
	1,287,219	Goldman Sachs Group, Inc.
	513,346	ING Financial Markets
	2,446,119	JP Morgan Chase & Co.
	1,252,216	Morgan Stanley
	676,388	Nomura Securities
	341,358	RBS Group
	106,150	UBS AG
NVIT Nationwide Fund	$4,233,416	Citigroup, Inc.
	7,730,309	Goldman Sachs Group, Inc.
NVIT S&P 500 Index Fund	$30,427,548	Bank of America
	28,957,788	Citigroup, Inc.
	13,690,322	Goldman Sachs Group, Inc.
	40,278,568	JP Morgan Chase & Co.
	7,960,234	Morgan Stanley
NVIT Short Term Bond Fund	$78,889,797	Bank of America
	37,625,735	Citigroup, Inc.
	4,829,856	Deutsche Bank AG
	7,434,906	Goldman Sachs Group, Inc.
	14,831,829	ING Financial Markets
	63,015,177	JP Morgan Chase & Co.
	43,178,193	Morgan Stanley
Templeton NVIT International Value Fund	$3,820,454	Credit Suisse Group AG
	6,033,235	ING Financial Markets
	4,569,350	Sanford C. Bernstein & Co.
	1,365,980	UBS AG

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplates that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers. Subadvisers do not deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

During the fiscal years ended December 31, 2013, 2012 and 2011, there were no brokerage commissions paid to affiliated brokers of the Investment Adviser.

During the year ended December 31, 2013, commissions paid by the NVIT Real Estate Fund to Morgan Stanley represented less than 1% of total commissions paid by the Fund.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

An insurance company purchases shares of the Funds at their net asset value (“NAV”) using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Subject to the sole discretion of NFA, each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

The NAV of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. Eastern Time) on each business day the Exchange is open for regular trading (the “Valuation Time”). To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Funds’ investments may change on days when shares cannot be purchased or redeemed.

The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the Exchange is closed.

Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.

The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of each class of a Fund on which offering and redemption prices are based is determined by adding the value of all securities and other assets of a Fund attributable to the class, deducting liabilities attributable to that class, and dividing by the number of that class’ shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Securities for which market quotations are readily available are valued as of Valuation Time. Equity securities are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board. Securities traded on NASDAQ are generally valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid price provided by an independent pricing service, the use of which has been approved by the Board.

Securities for which market-based quotations are either unavailable (e.g., independent pricing service does not provide a value) or are deemed unreliable, in the judgment of NFA or designee, are generally valued at fair value by the Trustees, or persons to whom the Board has delegated its responsibilities pursuant to procedures approved by the Board (in this case, the Fair Valuation Committee). In addition, fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. Fair valuation determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV. The Fair Valuation Committee monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees or a committee of the Board of Trustees.

The Fair Valuation Committee monitors the continuing appropriateness of the valuation methodology with respect to each security. In the event that NFA or a subadviser believes that the valuation methodology being used to value a security does not produce a fair value for such security, the Fair Valuation Committee is notified so that it may meet to determine what adjustment should be made.

To the extent that a Fund invests in foreign securities, the following would be applicable. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund’s foreign investments since their last closing prices were calculated on their primary securities markets or exchanges. Pursuant to the Valuation Procedures, a Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the Exchange. When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

NVIT Money Market Fund

The value of portfolio securities in the NVIT Money Market Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This method involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

The Board has adopted procedures whereby the extent of deviation, if any, of the current NAV per share calculated using available market quotations from the NVIT Money Market Fund’s amortized cost price per share will be determined. In the event such deviation from the NVIT Money Market Fund’s amortized cost price per share exceeds  1⁄2 of 1 percent, NFA or the Chairman of the Board’s Valuation and Operations Committee (or, in his absence, the Chairman of the Board of Trustees) shall promptly convene a meeting of the Board to consider what action, if any, should be taken. Where the Board believes that the extent of any deviation from the Fund’s amortized cost per share may result in material dilution or other unfair results to shareholders, it shall cause the Fund to take such action as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair result. Such action might include: reducing or withholding dividends; redeeming shares in -kind; selling portfolio instruments prior to maturity to realize capital gains or losses to shorten the Fund’s average portfolio maturity; or utilizing an NAV as determined by using available market quotations. In addition, in accordance with applicable legal requirements, the NVIT Money Market Fund may suspend redemptions if: (i) the Board, including a majority of its non-interested trustees, determine that the extent of the deviation between amortized cost price per shares and market value per share may result in a material dilution or other unfair results to the Fund’s shareholders; (ii) the Board, including a majority of its non-interested trustees, irrevocably approve the liquidation of the Fund; and (iii) the Fund, prior to suspending redemptions, has notified the SEC of the decision to liquidate the Fund and suspend redemptions.

The Board, in supervising the NVIT Money Market Fund’s operations and delegating special responsibilities involving portfolio management to NFA, has undertaken as a particular responsibility within its overall duty of care owed to the Fund’s shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund’s investment objectives, that the NVIT Money Market Fund’s NAV will not deviate from $1.

Pursuant to its objective of maintaining a stable net asset value per share, the NVIT Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 60 days or less and a weighted average life of 120 days or less that is determined without reference to certain interest rate readjustments.

*        *        *

A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust’s transfer agent.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In -Kind Redemptions

The Funds generally plan to redeem their shares for cash. However, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder (“redemption in-kind”).

The Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request – thus limiting the potential adverse effect on the distributing Fund’s net asset value.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and from their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.

In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:

•	the Distributor and other affiliates of NFA,

•	broker-dealers,

•	financial institutions, and

•	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Funds for such payments.

Additional Compensation to Affiliated Financial Institution. Nationwide Fund Advisors (“NFA”) and Nationwide Fund Distributors LLC (“NFD”), pursuant to an agreement by the parties, pay their affiliate, Nationwide Financial Services, Inc., various amounts under the terms of the agreement.

Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from NFA, NFM or NFD, from their own resources, include the following (the information set forth below is considered complete as of the date of this SAI; however, agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):

Pruco Life Insurance Company of New Jersey, Pruco Life Insurance Company, American Skandia Life Assurance Corp., American Skandia Marketing, Inc. (collectively, the “Company”)

NFA, pursuant to written agreements, pays the Company a service fee at the annualized rate equal to 0.055% (0.55 basis points) of the average daily net assets of the NVIT Developing Markets Fund for which the Company performed administrative services during the period in which they were earned. If Fund assets administered by the Company are less than $1 billion, as of December 31 of the prior calendar year, the service fee will be paid on a quarterly basis. If greater than $1 billion, the service fee will paid on a monthly basis.

Jefferson National Life Insurance Company (“Jefferson National”)

NFA, pursuant to a written agreement, pays Jefferson National a quarterly fee at the annual rate of: (i) 0.05% (5 basis points) of the average daily net asset value of NVIT S&P 500 Index Fund shares held in Jefferson National separate accounts on the books of NVIT; and (ii) 0.07% (7 basis points) of the average daily net asset value of NVIT Mid Cap Index Fund, NVIT Small Cap Index Fund, NVIT International Index Fund, and NVIT Bond Index Fund shares held in Jefferson National separate accounts on the books of NVIT.

ADDITIONAL INFORMATION

Description of Shares

The Amended Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:

Series	Share Classes
American Century NVIT Growth Fund	Class I, Class II, Class IV
American Century NVIT Multi Cap Value Fund	Class I, Class II, Class Y
American Funds NVIT Asset Allocation Fund*	Class II, Class P
American Funds NVIT Bond Fund*	Class II
American Funds NVIT Global Growth Fund*	Class II
American Funds NVIT Growth Fund*	Class II
American Funds NVIT Growth-Income Fund*	Class II, Class P
Federated NVIT High Income Bond Fund	Class I, Class Y
Invesco NVIT Comstock Value Fund	Class I, Class II, Class IV, Class Y
Loring Ward NVIT Capital Appreciation Fund*	Class II, Class P
Loring Ward NVIT Moderate Fund*	Class II, Class P
Neuberger Berman NVIT Multi Cap Opportunities Fund	Class I, Class II
Neuberger Berman NVIT Socially Responsible Fund	Class I, Class II, Class Y
NVIT Bond Index Fund	Class I, Class II, Class Y
NVIT Cardinal Aggressive Fund*	Class I, Class II
NVIT Cardinal Balanced Fund*	Class I, Class II
NVIT Cardinal Capital Appreciation Fund*	Class I, Class II
NVIT Cardinal Conservative Fund*	Class I, Class II
NVIT Cardinal Moderate Fund*	Class I, Class II
NVIT Cardinal Moderately Aggressive Fund*	Class I, Class II
NVIT Cardinal Moderately Conservative Fund*	Class I, Class II
NVIT Cardinal Managed Growth Fund*	Class I, Class II
NVIT Cardinal Managed Growth & Income Fund*	Class I, Class II
NVIT Core Bond Fund	Class I, Class II, Class P, Class Y
NVIT Core Plus Bond Fund	Class I, Class II, Class P, Class Y
NVIT Developing Markets Fund	Class I, Class II
NVIT Emerging Markets Fund	Class I, Class II, Class Y
NVIT Enhanced Income Fund	Class II, Class Y
NVIT Government Bond Fund	Class I, Class II, Class IV, Class P, Class Y
NVIT International Equity Fund	Class I, Class II, Class Y
NVIT International Index Fund	Class I, Class II, Class VIII, Class Y
NVIT Investor Destinations Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Balanced Fund*	Class II, Class P
NVIT Investor Destinations Capital Appreciation Fund*	Class II, Class P
NVIT Investor Destinations Conservative Fund*	Class II, Class P
NVIT Investor Destinations Moderate Fund*	Class II, Class P
NVIT Investor Destinations Moderately Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Moderately Conservative Fund*	Class II, Class P
NVIT Investor Destinations Managed Growth Fund*	Class I, Class II
NVIT Investor Destinations Managed Growth & Income Fund*	Class I, Class II

Series	Share Classes
NVIT Large Cap Growth Fund	Class I, Class II, Class P, Class Y
NVIT Mid Cap Index Fund	Class I, Class II, Class Y
NVIT Money Market Fund	Class I, Class II, Class IV, Class V, Class Y
NVIT Multi-Manager International Growth Fund	Class I, Class II, Class Y
NVIT Multi-Manager International Value Fund	Class I, Class II, Class IV, Class Y
NVIT Multi-Manager Large Cap Growth Fund	Class I, Class II, Class Y
NVIT Multi-Manager Large Cap Value Fund	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Growth Fund	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Value Fund	Class I, Class II, Class Y
NVIT Multi-Manager Small Cap Growth Fund	Class I, Class II, Class Y
NVIT Multi-Manager Small Cap Value Fund	Class I, Class II, Class IV, Class Y
NVIT Multi-Manager Small Company Fund	Class I, Class II, Class IV, Class Y
NVIT Multi Sector Bond Fund	Class I, Class Y
NVIT Nationwide Fund	Class I, Class II, Class IV, Class Y
NVIT Real Estate Fund	Class I, Class II, Class Y
NVIT S&P 500 Index Fund	Class I, Class II, Class IV, Class Y
NVIT Short Term Bond Fund	Class I, Class II, Class P, Class Y
NVIT Small Cap Index Fund	Class II, Class Y
Templeton NVIT International Value Fund	Class I, Class II, Class Y
NVIT Flexible Moderate Growth Fund*	Class P
NVIT Flexible Fixed Income Fund*	Class P
Lazard NVIT Flexible Opportunistic Strategies Fund*	Class P

*	Information on these Funds is contained in a separate Statement(s) of Additional Information.

You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended and Restated Declaration of Trust without the vote or consent of shareholders to:

(1)	designate series of the Trust; or

(2)	change the name of the Trust; or

(3)	apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

An annual or special meeting of shareholders to conduct necessary business is not required by the Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company”) separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.

TAX STATUS

The following sections are a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”). Because shares of the Fund are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life or variable annuity contract.

This “Tax Status” section and the “Other Tax Consequences” and “Tax Consequences to Shareholders” sections are based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.

Taxation of the Fund

The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•	Distribution Requirement – the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•	Income Requirement – the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from QPTPs.

•	Asset Diversification Test – the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Taxation of Fund Distributions – Distributions of Capital Gains” below). A “qualified late year loss” includes:

•	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

•	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence. Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise Tax Distribution Requirements. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Fund in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether the Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment does not exceed $250,000. Permitted shareholders include other RICs eligible for the exemption (e.g. insurance dedicated funds of funds). If the Fund fails to qualify for the exemption, the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) to avoid any material liability for federal excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Special Rules Applicable to Variable Contracts

The Fund intends to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes). If these requirements are not met, or under other limited circumstances, it is possible that the contract holders (rather than the insurance company), will be treated for federal income tax purposes as the taxable owners of the assets held by the segregated asset accounts. The Fund intends to comply with these diversification requirements.

Section 817(h) of the Internal Revenue Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified .To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Fund must either (a) satisfy the Asset Diversification Test and have no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (b) have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For purposes of clause (b), all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issuer of securities.

Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if –

•	All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and

•	Public access to such investment company is available exclusively through the purchase of a variable contract.

As provided in their offering documents, all the beneficial interests in the Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Fund (and any corresponding regulated investment company such as a fund of funds that invests in the Fund) is available solely through the purchase of a variable contract (such a fund is sometimes referred to as a “Closed Fund” as distinguished from a fund the shares of which are available to the general public referred to as a “Public Fund”). Under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Fund, including a pro rata portion of each asset of any Underlying Fund that is a Closed Fund, is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.

For a variable life or a variable annuity insurance contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Accordingly, a contract holder should not have an impermissible level of control over the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. If the contract holder is considered the owner of the segregated asset account, income and gains produced by the underlying assets would be included currently in the contract holder’s gross income with the variable contract being characterized as a mere “wrapper.” The Treasury Department has issued rulings addressing the circumstances in which a variable contract holder’s control of the investments of the segregated asset account may cause the contract holder, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account, and is likely to issue additional rulings in the future. It is not known what standards will be set forth in any such rulings or when, if at all, these rulings may be issued.

The IRS may consider several factors in determining whether a contract holder has an impermissible level of investor control over a segregated asset account. One factor the IRS considers when a segregated asset account invests in one or more RICs is whether a RIC’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the segregated asset account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a segregated asset account. The relationship between the Fund and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that a variable contract might be subject to current taxation because of investor control.

Another factor that the IRS examines concerns actions of contract holders. Under the IRS pronouncements, a contract holder may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular fund. A contract holder thus may not select or direct the purchase or sale of a particular investment of the Fund. All investment decisions concerning the Fund must be made by the portfolio managers in their sole and absolute discretion, and not by a contract holder. Furthermore, under the IRS pronouncements, a contract holders may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Fund.

The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a segregated asset account’s investments in funds such as the Fund, and such guidance could affect the treatment of the Fund, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described, or that the Fund will not have to change its investment objectives or investment policies. The Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.

OTHER TAX CONSEQUENCES

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to the separate account. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends received deduction. (See the discussion below under the heading, “Dividends-Received Deduction for Corporations.”)

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Maintaining a $1 Share Price – NVIT Money Market Fund Only. Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Fund to adjust its dividends to maintain its $1 share price. This procedure may result in under- or over-distributions by the Fund of its net investment income. This in turn may result in return of capital distributions, the effect of which is described in the following paragraph.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs. (See “Tax Treatment of Portfolio Transactions – Investments in U.S. REITs” below.)

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to its shareholders than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. (See “Tax Treatment of Portfolio Transactions – Securities Lending” below.)

Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Consent Dividends. The Fund may utilize the consent dividend provisions of section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Additional Information on Portfolio Instruments, Strategies and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions – Investment in Taxable Mortgage Pools (Excess Inclusion Income)” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund – Foreign Income Tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. Internal Revenue Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

TAX CONSEQUENCES TO SHAREHOLDERS

Since shareholders of the Fund will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

MAJOR SHAREHOLDERS

To the extent NFA and its affiliates (including Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company) directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have “control” over matters which are subject to a vote of the Fund’s shares.

Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, are located at One Nationwide Plaza, Columbus, Ohio 43215. Each of NFA, Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company is wholly owned by Nationwide Financial Services, Inc. (“NFS”). NFS, a holding company, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of April 1, 2014, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of any class of the Funds.

As of April 1, 2014, the record shareholders identified in Appendix D to this SAI held five percent or greater of the shares of a class of a Fund. Fund classes are generally sold to and owned by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts. Pursuant to an order received from the SEC, the Trust maintains participation agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust for the fiscal year ended December 31, 2013 included in the Trust’s Annual Report and the Financial Statements of the Trust for the period ended June 30, 2013 included in the Trust’s unaudited Semiannual Report are incorporated herein by reference. Copies of the Annual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

APPENDIX A

DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.

The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default - capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA-	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.

AA-	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.

A-	Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-	Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB-	Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B-	Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

A-1

CCC-	Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC-	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.

C-	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.

D-	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS

Aaa-	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa-	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.

A-	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.

Baa-	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.

Ba-	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B-	Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa-	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca-	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.

C-	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2- Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG- Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

A-2

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A	Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB	Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB	Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D	Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-3

A-1	This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3	Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B	Issues rated ‘B’ are regarded as having significant speculative characteristics.

C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.

D	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.	Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.	Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

A-4

MOODY’S NOTE RATINGS

MIG 1/VMIG 1	Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.

F-1	Best quality, indicating strong capacity to meet financial commitments.

F-2	Good quality with satisfactory capacity to meet financial commitments.

F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.

B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.

C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.

D	In default and has failed to meet its financial commitments.

A-5

APPENDIX B - PROXY VOTING GUIDELINES SUMMARIES

American Century Investment Management, Inc.

The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds’ board of trustees has approved the Manager’s proxy voting policies to govern the Manager’s proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting policies specifically address these considerations and establish a framework for the Manager’s consideration of the vote that would be appropriate for the funds. In particular, the proxy voting policies outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

•	Routine Matters

•	Election of Directors

•	Ratification of Selection of Auditors

•	Compensation Matters

•	Executive Compensation

•	Equity-Based Compensation Plans

•	Anti-Takeover Proposals

•	Cumulative Voting

•	Staggered Boards

•	“Blank Check” Preferred Stock

•	Elimination of Preemptive Rights

•	Non-targeted Share Repurchase

•	Increase in Authorized Common Stock

•	“Supermajority” Voting Provisions or Super Voting Share Classes

•	“Fair Price” Amendments

•	Limiting the Right to Call Special Shareholder Meetings

•	Poison Pills or Shareholder Rights Plans

•	Golden Parachutes

•	Reincorporation

•	Confidential Voting

•	Opting In or Out of State Takeover Laws

•	Other Matters

•	Shareholder Proposals Involving Social, Moral or Ethical Matters

•	Anti-Greenmail Proposals

•	Changes to Indemnification Provisions

•	Non-Stock Incentive Plans

•	Director Tenure

•	Directors’ Stock Options Plans

•	Director Share Ownership

•	Non-U.S. Proxies

Finally, the proxy voting policies establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

A copy of the Manager’s current proxy voting policies and information regarding how the Manager voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available on the About Us page at americancentury.com. The Manager’s proxy voting record also is available on the SEC’s website at sec.gov.

BlackRock Investment Management, LLC

I. INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds other than the iShares Funds1 (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.

BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.

II. PROXY VOTING POLICIES

A. Boards of Directors

The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.

[1]	The US iShares Funds have adopted a separate Proxy Voting Policy.

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

F. Environmental and Social Issues

These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.

III. CONFLICTS MANAGEMENT

BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV. REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

Brookfield Investment Management Inc.

Brookfield and its affiliates have adopted written policies and procedures that are reasonably designed to ensure that Brookfield votes client securities in the best interest of its clients (“Proxy Voting Policies and Procedures”) in compliance with Rule 206(4)-6 of the Advisers Act. The following summary of the Proxy Voting Policies and Procedures is intended to provide clients, including the Fund, with a description of Brookfield’s proxy voting process.

Unless otherwise specifically provided in the agreement between the client and Brookfield, Brookfield will generally be responsible for evaluating and voting on all proposals. It is the policy of Brookfield to vote all proxies in the best interest of clients, meaning for the exclusive benefit of the accounts whose assets Brookfield manages. In most, if not all cases, the best interest of clients will mean that the proposals which maximize the value of portfolio securities will be approved without regard to non-economic considerations.

As an investment adviser that has been granted the authority to vote portfolio proxies, Brookfield owes a fiduciary duty to its clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its clients. In this regard, Brookfield seeks to ensure that all votes are free from unwarranted and inappropriate influences. For certain investment strategies Brookfield has retained an independent proxy voting agent to assist Brookfield in its proxy voting responsibilities.

Brookfield will vote proposals according to its pre-determined voting policy, which is further described in Brookfield’s Proxy Voting Policies and Procedures. Brookfield votes portfolio proxies without regard to any other business relationship between Brookfield (or its affiliates) and the company to which the portfolio proxy relates. To this end, Brookfield and its affiliates generally seek to avoid material conflicts of interests that may arise between the interests of its client and Brookfield, its affiliate or their business relationships. To further minimize possible conflicts of interests, Brookfield has employed procedures to ensure that the course of action is consistent with the best interests of its clients.

Brookfield’s Proxy Policies and Procedures are subject to change as necessary to remain current with applicable rules and regulations and Brookfield’s internal procedures.

PROXY VOTING POLICIES AND PROCEDURES

DIMENSIONAL FUND ADVISORS LP

DIMENSIONAL FUND ADVISORS LTD.

DFA AUSTRALIA LIMITED

DIMENSIONAL FUND ADVISORS PTE. LTD.

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional controls Dimensional Fund Advisors Ltd. (“DFAL”), DFA Australia Limited (“DFAA”) and Dimensional Fund Advisors Pte. Ltd. (“DFAP”) (Dimensional, DFAL, DFAA and DFAP are collectively referred to as the “Advisors”). DFAL and DFAA are also investment advisors registered under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxy statements relating to the underlying securities that are held on behalf of such clients. Also, a client may, at times, ask an Advisor to provide voting advice on certain proxies without delegating full voting discretion to the Advisor. Depending on the client, the Advisors’ duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under ERISA.

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts to the extent that relationships with such clients are subject to the Advisers Act or clients that are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of ensuring that the Advisors endeavor to vote (or refrain from voting) proxies in a manner consistent with the best interests of their clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”) an independent third party, except with respect to certain matters which are generally described in Exhibit A. The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined). To the extent that the Guidelines do not cover potential voting issues, an Advisor will instruct the vote on such issues in a manner that is consistent with the spirit of the Guidelines and that the Advisor believes would be in the best interests of the client.

The Advisors may, but will not ordinarily take social concerns into account in voting proxies with respect to securities held by clients, including those held by socially screened portfolios or accounts. The Advisors will ordinarily take environmental concerns into account in voting proxies with respect to securities held by certain sustainability screened portfolios or accounts.

The Advisors have retained ISS to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the Guidelines, effect votes on behalf of the clients for whom the Advisors have proxy voting responsibility and provide reports concerning the proxies voted (“Proxy Voting Services”). In addition, the Advisors may retain Proxy Voting Services from supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Guidelines. Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions. In this regard, the Advisors use commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisors rely to carry out the Proxy Voting Services. In the event that the Guidelines are not implemented precisely as Advisors’ intend because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify the on-going compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee. The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to these Procedures and may designate other personnel of each Advisor to instruct the vote on proxies on behalf of the Advisors’ clients, including all authorized traders of the Advisors (“Authorized Persons”). The Committee may modify this Policy from time to time to meet the goal of acting in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze proxy statements on behalf of their clients and instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. Therefore, an Advisor generally will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client’s account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will instruct such vote on the client’s proxies pursuant to the client’s guidelines.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted. The Advisor does intend to recall securities on loan if based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

Generally, the Advisors do not intend to engage in shareholder activism with respect to a pending vote. However, if an issuer’s management, shareholders or proxy solicitors contact the Advisors with respect to a pending vote, a member of the Committee may discuss the vote with such party and report to the full Committee.

International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.2 The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ decision of whether or not to vote. In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make every reasonable effort to vote such proxies.

Conflicts of Interest

Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of the Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines. Therefore, proxies voted should not result from any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

[2]	As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client…For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.” See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated it “interprets ERISA§ 404(a)(1) to require the responsible plan fiduciary to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan’s participants and beneficiaries.” See Preamble to Department of Labor Interpretative Bulletin 94-2, 59 FR 38860 (July 29, 1994) 19,971, CCH, 22,485-23 to 22,485-24 (1994).

If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client’s interest. To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Dimensional Investment Company.

Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform its clients on how to obtain information regarding the Advisor’s voting of its clients’ securities. The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients of how they can obtain a copy of the complete Policy upon request. If the Advisor is registered under the Adviser’s Act, the Advisor will include such information described in the preceding two sentences in Part II of its Form ADV. The Advisor will also provide its existing clients with the above information.

Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and the Advisors’ responses (whether a client’s request was oral or in writing); and (v) any documents prepared by the Advisors that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

Disclosure

Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.

The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website. If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

Epoch Investment Partners, Inc.

Policy Summary

Epoch votes proxies a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. Epoch will not respond to proxy solicitor requests unless Epoch determines that it is in the best interest of clients to do so.

In light of the Firm’s fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, the Firm has retained Institutional Shareholder Services (formerly RiskMetrics Group)(“ISS”) . ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Firm include in-depth research, voting recommendations, vote execution and recordkeeping. Notwithstanding the foregoing, the Firm will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that judgment differs from that of ISS, the Firm will memorialize the reasons supporting that judgment and retain a copy of those records for the Firm’s files. Additionally, the CCO will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voting consistent with the Firm’s fiduciary duties.

Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, neither the Firm nor ISS will be allowed to vote proxies on behalf of Clients when those clients have adopted a securities lending program. The Firm recognizes that clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that the Firm becomes aware of a proxy voting matter that would enhance the economic value of the client’s position and that position is lent out, the Firm will make reasonable efforts to inform the client that neither the Firm nor ISS is able to vote the proxy until the client recalls the lent security.

In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, the Firm retains the right to vote or not, based on the determination of the Firm’s investment personnel. ISS sends a weekly report of upcoming meetings in blocking markets detailing each client account entitled to vote, the number of shares held, type of meeting and blocking period. The CCO will monitor these upcoming meetings, consult with the Firm’s investment team members responsible for each industry or market and arrive at a decision on whether or not to vote. If the decision is made to vote, the Firm will process votes through ISS unless other action is required as detailed in this policy.

Procedures for Specific Conflicts of Interest

Conflict Scenario: In the event that Epoch intends to deviate from the proxy voting recommendation of ISS and where the public company is an entity that Epoch has a significant business relationship, then Epoch shall bring the proxy voting issue to the attention of affected Clients for guidance on how to vote the proxy.

For the purpose of this policy, a “significant business relationship” means (a) a broker-dealer that comprises 10 percent or more of the Firm’s total dollar amount of transaction flow for the prior 12 months; (b) a firm that is the sponsor of a wrap program or managed account platform for which Epoch is currently a manager but only to the extent that Firm’s revenue from such program or platform exceeds 10% of the Firm’s total revenue; (c) a Client that is a public company that has retained the Firm as an investment manager and the Client has at least $50 million in assets under management with the Firm; and (d) a Client that is a 401(k) plan or defined benefit plan for a public company that has retained the Firm as an investment manager and the Client has at least $50 million in assets under management with the Firm.

Procedures for Proxy Solicitation

In the event that any Employee of Epoch receives a request to reveal or disclose of Epoch’s voting intention on a specific proxy event, then the Employee must forward the solicitation onto the Chief Compliance Officer.

Procedures for RMG Policy Selection

Epoch applies the various country specific benchmark guidelines for all accounts unless specifically instructed to apply other criteria by the client.

Procedures for Voting Disclosure

Upon request, Epoch will provide clients with their specific proxy voting history.

Recordkeeping

Epoch must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Firm will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•	The Client Service group will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•	Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.

Proxy voting records:

•	The proxy voting record periodically provided by ISS.

•	Documents prepared or created by Epoch that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

•	The CCO will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.

Federated Investment Management Company (“Federated”)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to Federated authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Federated’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

Federated’s general policy is to cast proxy votes in favor of proposals that Federated anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that Federated believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether Federated supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally Federated will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). Federated will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally Federated will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. Federated will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally Federated will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, Federated will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. Federated will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. Federated will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, Federated may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if Federated decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though Federated typically votes against such measures in other contexts.

Federated generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. Federated believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, Federated will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), Federated will not vote proxies for such shares.

Proxy Voting Procedures

Federated has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to Federated by the Board in accordance with the proxy voting policies. Federated has hired Glass Lewis & Co. (GL) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with Federated’s general policy. GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions. However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

Conflicts of Interest

Federated has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of Federated or Distributor. This may occur where a significant business relationship exists between Federated (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

Federated has implemented the following procedures in order to avoid concerns that the conflicting interests of Federated have influenced proxy votes. Any employee of Federated who is contacted by an Interested Company regarding proxies to be voted by Federated must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how Federated will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of Federated with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, Federated voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Fund holds shares of another investment company for which Federated (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of Federated at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on Form N-PX of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available from the EDGAR database on the SEC’s website at www.sec.gov.

HighMark Capital Management, Inc. (“HighMark”)

It is HighMark Capital Management, Inc.’s (“HCM”) policy that proxies be voted in a manner that is consistent with the interests of its clients, including each HighMark Fund. A copy of HCM’s Proxy Voting Policies and Procedures may be obtained, without charge, by calling 1-800-582-4734.

For proxies to be voted by HCM, HCM utilizes the services of an outside third party, Institutional Shareholder Services, Inc. (“ISS”), to vote its proxies pursuant to guidelines set by ISS and approved by HCM. ISS’ corporate governance policy guiding principles establish a framework to examine all issues with the goal to maximize shareholder value, promote accountability, and mitigate risk. To achieve this goal: 1) ISS supports strong boards that demonstrate a commitment to creating shareholder value and prefers to see mechanisms that promote independence, accountability, responsiveness, and competence. 2) ISS evaluates auditors with the goal of ensuring auditor independence from the firm being audited as it is essential to ensure objectivity and reduce the potential for abuse thereby enabling accurate and reliable financial reporting. 3) ISS protects shareholder interests by examining the adoption of anti-takeover defense proposals or shareholder calls for their removal based on: the right of shareholder approval, the fairness of the voting process, protection of shareholders’ right to act, and the ability to evaluate and vote effectively on the aggregate impact of the proposal. 4) ISS evaluates merger and restructuring transactions giving consideration to economic, operational, and governance factors based on: current shareholders’ viewpoints, enhancing shareholder value, independent evaluation, and shareholder approval process. 5) ISS evaluates executive and director compensation proposals with the overall goal of aligning compensation practices with shareholders’ interests. 6) ISS evaluation of corporate social responsibility issues focuses on the financial aspects of social and environmental proposals.

ISS is an agent of HCM and HCM retains the fiduciary duty to vote the proxies in the best interest of clients. HCM expects ISS to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by ISS which are in compliance with applicable law. HCM will at least annually review ISS’ voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require ISS to promptly notify HCM of any material changes to its voting policies or practices.

For proxies to be voted by HCM, HCM, through its Investment Policy Committee (IPC), reserves the right to withdraw any proxy from ISS and to vote such proxy according to guidelines established by the IPC. HCM shall withdraw any proposed proxy vote from ISS in the event that HCM determines that the proposed vote by ISS would not be consistent with HCM’s fiduciary duty to a fund. Before deciding to vote any proxy the IPC shall determine whether HCM or any of its affiliates have a significant business, personal or family relationship that could give rise to a material conflict of interest with regard to the proxy vote. If a conflict of interest exists, HCM will retain an independent fiduciary to vote the proxy or echo vote. To determine whether a material conflict exists, the IPC shall perform a reasonable investigation of information relating to possible conflicts of interest by relying on information about HCM and its affiliates that is publicly available or is generally known by HCM’s employees, and on other information actually known by any IPC member. IPC members have a duty to disclose to the IPC conflicts of interest of which the member has actual knowledge but which have not been identified by the IPC in its investigation. The IPC cannot pursue investigation of possible conflicts when the information it would need is (i) nonpublic, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the IPC. With respect to securities on loan, HCM recognizes that, although voting rights or rights to consent with respect to the loaned securities pass to the borrower, HCM retains the right to call the loans at any time on reasonable notice and will call the loans, vote proxies or otherwise obtain the rights to vote or consent if HCM has knowledge that a material event (as determined by IPC) affecting the investment is to occur and it is determined to be in the best interests of the account and its customers to recall the securities and vote the proxies even at the cost of forgoing the incremental revenue that could be earned by keeping the securities on loan. HCM deems a material event to include proposed transactions the outcome of which would have a significant effect on the value of the investment. Matters such as uncontested board elections, routine appointments of accountants and shareholder-initiated advisory proposals are generally not considered material events.

If a director, officer or employee of HCM, not involved in the proxy voting process, contacts any IPC member for the purpose of influencing how a proxy is voted, the member has a duty to immediately disclose such contact to the IPC and the IPC shall contact legal counsel who will be asked to recommend an appropriate course of action. All appropriate records regarding proxy-voting activities are maintained by ISS. HCM makes its proxy voting records available to as the extent required by law. HCM complies with the appropriate legal requirements with respect to voting proxies.

In some instances HCM may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit of the portfolio.

Invesco Advisers, Inc.

Proxy Voting Guidelines

The following policies and procedures apply to all institutional and retail funds and accounts (collectively, the “Accounts”) managed by Invesco Advisers, Inc. (“Invesco”).

A. GUIDING PRINCIPLES

Invesco may be authorized by its clients, including the funds it manages (“Clients”), to vote proxies appurtenant to the securities owned by such Clients. If so authorized, Invesco carries out this responsibility by voting proxies in a manner reasonably designed to maximize the economic interests of its Clients and to minimize any real or perceived conflicts of interest. Invesco may determine not to vote proxies if it determines that the cost or restrictions placed on a Client are outweighed by the benefit to such Client of voting the proxy.

Invesco is guided by the following principles:

•	Invesco votes for proposals that maximize long-term shareholder value.

•	Invesco believes in corporate accountability and supports governance structures reinforcing management’s accountability to the board of directors and a board of directors’ accountability to shareholders.

•	In addition to the performance driven considerations noted above, Invesco believes that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with each team’s view as to the best economic interest of its shareholders, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments driven committee comprised solely of representatives from each investment management team at Invesco. The purpose of the IUPAC is to provide a forum for investment teams to monitor proxy voting trends, understand inconsistent votes within the complex, and to vote proxies where Invesco as a firm has a conflict of interest with an issuer or a member of the IUPAC has a personal conflict of interest with an issuer whose proxy he or she is charged with voting. The IUPAC also will consider and express a view on the proxies of the top twenty-five issuers held across all Client accounts, as measured by the total market value of shares held by Invesco Client accounts, and any other proxy brought to the IUPAC by an IUPAC member in an effort to build consensus around a proxy. Absent a conflict of interest, each investment team may deviate from the view formed by the IUPAC on any proxy. In cases where there is a firm-level or personal conflict of interest with a proxy, the IUPAC’s vote controls the proxy across all applicable Client accounts. Representatives of the IUPAC will have access to third party proxy advisory analyses provided by each of Glass Lewis and Institutional Shareholder Services, Inc. (“ISS”) as one of many research tools in determining how to vote a proxy and is not required to vote in accordance with the recommendations of either.

Important principles underlying the Invesco Proxy Voting Guidelines (the “Guidelines”)

I. Corporate Governance

Management teams of companies are accountable to the boards of directors, and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of portfolio companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis.

•	Director performance. Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco generally supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco generally withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•	Shareholder access. On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

II. Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•	Employee stock-purchase plans. Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, it is necessary to note that IUPAC can and does evaluate some severance agreements on a case-by-case basis.

III. Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and votes for these types of corporate actions are generally determined on a case-by-case basis.

V. Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI. Environmental and Social Issues

Invesco will evaluate environmental and social proposals when it believes such proposals may influence long-term shareholder value. If Invesco votes on an environmental or social proposal, it shall do so in a manner it believes will maximize long-term shareholder value.

VII. Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports the board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

C. SUMMARY

These Guidelines provide an important framework for making proxy-voting decisions, and should give our Clients insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines. In addition, at the descretion of the portfolio managers, Invesco may also vote shares held on a Client-by-Client basis.

D. EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional Clients or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless a Client, ERISA or non-ERISA, retains, in writing, the right to vote or the named fiduciary (e.g., the plan sponsor) of a Client retains in writing the right to direct the plan trustee or a third party to vote proxies.

Proxy Voting for Fixed Income Assets and Stable Value Wrap Agreements

Some of Invesco’s fixed income Clients hold interests in preferred stock of companies and some of Invesco’s stable value clients are parties to wrap agreements. From time to time, companies that have issued preferred stock or that are parties to wrap agreements request that Invesco’s Clients vote proxies on particular matters. Neither ISS nor GL currently provides proxy analysis or vote recommendations with respect to such proxy votes. Therefore, when a particular matter arises in this category, the portfolio managers responsible for the particular mandate will review the matter and make a recommendation as to how to vote the associated proxy.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote a proxy despite using commercially reasonable efforts to vote all of its Clients’ proxies. Particular examples of such instances include, but are not limited to, the following:

•	When securities are participating in the securities lending program, Invesco makes a determination of whether to terminate the loan by weighing the benefit to the Clients of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities. In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with enough time and enough information to make a voting decision sometimes precludes Invesco’s ability to vote proxies.

•	A requirement of some non-U.S. companies that in order to vote a proxy a representative in person must attend the proxy meeting. Invesco makes a determination as to whether the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E. RESOLVING POTENTIAL CONFLICTS OF INTEREST

Firm Level Conflicts of Interest. A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.

Invesco generally resolves such potential conflicts in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Personal Conflicts of Interest. If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. RECORDKEEPING

The Investments Administration team will be responsible for all Proxy Voting record keeping.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may obtain information about how Invesco voted proxies on their behalf by contacting their client services representative.

J.P. Morgan Investment Management, Inc. (“JPMorgan”)

PROXY VOTING PROCEDURES AND GUIDELINES

JPMorgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. JPMorgan may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMorgan has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMorgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

When other types of potential material conflicts of interest are identified, the proxy administrator and the Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, JPMorgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMorgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from a third independent party, in which case the proxy voted by, or in accordance with the recommendation of, the independent third party. The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•	Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMorgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages.

•	Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMorgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

•	Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMIM also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.

•	Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMorgan pays particular attention to management’s arguments for promoting the prospective change. JPMorgan’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•	JPMorgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMorgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	JPMorgan will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	JPMorgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•	JPMorgan will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMorgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMorgan will vote against increases in capital which would allow the company to usually adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•	JPMorgan will vote in favor of proposals which will enhance a company’s long-term prospects. JPMorgan will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	JPMorgan will generally vote against anti-takeover devices.

•	Where social or environmental issues are the subject of a proxy vote, JPMorgan will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•	JPMorgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•	JPMorgan votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JPMorgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	JPMorgan votes against proposals for a super-majority vote to approve a merger.

•	JPMorgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•	JPMorgan votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JPMorgan generally considers other management compensation proposals on a case-by-case basis.

•	JPMorgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

•	JPMIM reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

Lazard Asset Management LLC

As a fiduciary, Lazard Asset Management LLC (“Lazard”) is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of the Policy.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

Procedures:

Administration and Implementation of Proxy Voting Process. Lazard’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operating Officer. Oversight of the process is provided by Lazard’s Legal/Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with Lazard’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently Institutional Shareholder Services (“ISS”). If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, Lazard will follow the recommendation of ISS’s Proxy Advisor Service.

Funds. Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. Lazard’s Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually. In addition, in the Fund’s annual and semi-annual report to shareholders and in its Statement of Additional Information (“SAI”), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC’s website. The Legal/Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.

Logan Circle Partners, L.P.

PROXY VOTING POLICY AND PROCEDURES

This policy defines procedures for voting securities held on behalf of each client for which Logan Circle Partners, LP (“Logan Circle”) has the discretionary authority to vote, and to ensure that such securities are voted for the benefit of and in the best interest of the client.

I. General Policy

It is the policy of Logan Circle to consider and vote each proxy proposal in the best interests of client accounts for whom Logan Circle provides discretionary investment management services and has authority to vote their proxies. Logan Circle will not vote proxies if the advisory agreement does not expressly require Logan Circle to do so. Logan Circle also will not vote proxies if account has explicitly reserved the authority for itself.

In fulfilling its obligations to clients, Logan Circle will act in a manner consistent with the investment objectives and guidelines of its clients. If appropriate to do so, Logan Circle may employ an independent service provider to vote a proxy or to advise in the voting of a proxy. In certain situations, a client or its fiduciary may provide Logan Circle with their own proxy voting policy. In these situations, Logan Circle will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of Logan Circle.

II. Procedures for Voting Proxies

To assist Logan Circle in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, Logan Circle utilizes the proxy voting and recordkeeping services of Institutional Shareholder Services (“ISS”). ISS is an independent third-party service provider that specializes in providing a variety of proxy-related services to institutional investment managers. The services provided by ISS to Logan Circle include research, issuer analysis, and voting recommendations as well as vote execution, reporting, and recordkeeping.

A. Monitoring for Proxies

Both ISS and client custodians monitor for corporate events of the underlying securities held in client accounts. For those accounts for which Logan Circle has proxy voting authority, Logan Circle will give direction to each client’s custodian to forward the proxy statements to ISS to vote the proxy. Operations staff will notify ISS of all new and existing client accounts that have delegated proxy voting authorization to Logan Circle. Operations staff will provide all necessary information to ISS and to the client’s custodian in order to facilitate ISS tracking clients’ proxy statements and ballots, reconciling the share amounts reflected on the proxy ballot with client account holdings, to electronically vote such ballots, and maintaining the required records which detail the manner in which ISS has voted Logan Circle client account proxies.

B. Proxy Evaluation and Voting

1. Logan Circle shall designate one or more employees of Logan Circle (each a “designated employee”) to review proxies received by Logan Circle for which Logan Circle has the responsibility to vote and to ensure that all proxies are voted according to Logan Circle’s guidelines. Logan Circle’s voting actions shall follow the recommendations of ISS set forth in its Proxy Voting Guidelines, unless otherwise stated in Logan Circle’s guidelines.

2. In instances where Logan Circle does not follow ISS’s recommendation, the designated Logan Circle employee will review the proxy materials and provide a written recommendation to the portfolio manager(s), Compliance and Operations for review and approval. All overrides of ISS recommendations will be documented and approved by Compliance. The documentation may include copies of materials that were material to the evaluation and the recommendation made by the designated employee.

3. In instances where ISS does not provide a recommendation, Operations staff of Logan Circle shall promptly forward such proxy materials to the designated employee of Logan Circle for review. The designated Logan Circle employee will review the proxy materials and provide a written recommendation as set for in subsection B.2. above.

4. In cases where a client has asked Logan Circle for advice with respect to a proxy, the designated employee will submit a written recommendation to Compliance, who will review the recommendation for delivery to the client to confirm that there is not a potential conflict of interest.

C. Conflicts of Interest

1. The term “conflict of interest” refers to a situation in which Logan Circle or its affiliates have a financial interest in a matter presented by a proxy, other than the obligation Logan Circle incurs as investment adviser, which may compromise Logan Circle’s freedom of judgment and action with respect to the voting of the proxy. Examples include:

a. Companies affiliated with directors and officers of Logan Circle or its affiliates; or

b. Companies that maintain significant business relationships with Logan Circle or its affiliates, or with which Logan Circle or its affiliate are actively seeking a significant business relationship.

2. When a potential conflict of interest exists, proxies will be voted in accordance with the ISS Proxy Voting Guidelines. In rare instances, Logan Circle may decline to vote the proxy the potential conflict of interest cannot be mitigated.

3. All voting decisions by Logan Circle on behalf of its clients shall be influenced by other clients of Logan Circle. All proxy voting proposals are intended to be voted in the client’s best interests.

D. Reporting and Disclosure

Logan Circle shall disclose within its Form ADV where clients can obtain information on how their securities were voted. Logan Circle shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

E. Annual Review of Proxy Voting and Recordkeeping Service Providers

1. Operations and Compliance shall annually review the services provided by ISS or any other proxy voting and recording service provider retained by Logan Circle to assess whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of Logan Circle’s clients. In making such an assessment the review may consider:

a. The proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;

b. The proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and/or,

c. Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

2. No less than annually, Logan Circle shall obtain from each proxy service provider a copy of its conflict management procedures and request that the proxy service provider provide an update of any material revision to such procedures.

F. Recordkeeping

1. Logan Circle shall retain records relating to the voting of proxies, including:

a. A copy of this Proxy Voting Policy and Procedures and the ISS Proxy Voting Guidelines relating to the voting of proxies.

b. A copy of each proxy statement received by Logan Circle regarding portfolio securities in client accounts: however, Logan Circle shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies of proxy statements.

c. A record of each vote cast by Logan Circle on behalf of a client. Logan Circle may maintain records of proxy votes cast on behalf of Logan Circle’s clients at ISS provided that ISS provides an undertaking to provide a copy of the documents promptly upon request.

d. A copy of each written client request for information on how Logan Circle voted proxies on behalf of the client account, and a copy of any written response by Logan Circle to the client account.

e. A copy of any document prepared by Logan Circle that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

2. These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of Logan Circle.

Adopted: November 1, 2007

Amended: July 1 2011

Amended: January 1, 2014

Summary Proxy Voting Guidelines

Logan Circle Partners will follow the proxy voting guidelines adopted by of Institutional Shareholder Services (“ISS”) except as stated below:

Political Spending & Lobbying Activities

•	Generally vote AGAINST proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

•	The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2014

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

B. ADMINISTRATIVE PROCEDURES

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.3 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); or (v) MFS evaluates a director nominee who also serves as a director of the MFS Funds (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

[3]	For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3. Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.4 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6. Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

[4]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

7. Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D. REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

October 3, 2013

I. POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Investment Management (Japan) Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management and may also engage with the board, of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2⁄3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•	U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.	We generally support the following:

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus). We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.	Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP or Private Investment Partners Inc. (“AIP”): (i) closed-end funds registered under the Investment Company Act of 1940, as amended, (ii) separate accounts and (iii) unregistered funds.

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Nationwide Asset Management, LLC

Nationwide Asset Management, LLC (“NWAM”) authority to vote client proxies is established by Registrant’s investment advisory agreements or comparable documents.

Generally, NWAM does not provide advice on securities that issue proxies and therefore does not exercise voting authority with respect to client accounts or the securities held within those accounts.

From time to time NWAM may be in a position to vote client proxies. In these instances, NWAM intends to vote proxies in accord with the best economic interests of its clients. NWAM endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients. In order to avoid conflicts of interest, NWAM or an affiliate has contracted with Institutional Shareholder Services (“ISS”), an independent third party service provider. NWAM will vote clients’ proxies according to ISS’s proxy voting recommendations.

On an annual basis, NWAM will review information obtained from RiskMetrics to ascertain whether RiskMetrics (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interest of its clients.

NWAM’s Investment Committee votes proxies when RiskMetrics has recused itself from a vote recommendation or if senior officers or a member of the Committee believes it necessary in the best economic interests of clients to vote differently. Upon request, Registrant provides clients with a copy of its proxy voting procedures and information on how the client’s proxies were voted.

NATIONWIDE FUND ADVISORS

GENERAL

The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser or sub-adviser, some of which advisers and sub-advisers use an independent service provider, as described below.

Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).

Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The proxy voting records of the Funds are available to shareholders on the Trust’s website, www.nationwidefunds.com, and the SEC’s website.

HOW PROXIES ARE VOTED

NFA has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities unless it is in the best interests of the applicable Fund to do so.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to NFA for review and these proxy voting policies are described below. Each sub-adviser is required to represent quarterly to NFA that (1) all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser’s proxy voting policies as provided to NFA and (2) there have been no material changes to the sub-adviser’s proxy voting policies.

ISS’ 2013 U.S. Proxy Voting Concise Guidelines

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees .

Board of Directors :

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability

2.	Board Responsiveness

3.	Director Independence

4.	Director Competence

1. Board Accountability

Vote AGAINST5 or WITHHOLD from the entire board of directors (except new nominees,6 who should be considered CASE- BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non-shareholder approve poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

[5]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[6]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices /Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company;

1.18. Failure to replace management as appropriate; or

1.19.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act[8] on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

[7]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.
[8]	Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

•	The subject matter of the proposal;

•	The level of support and opposition provided to the resolution in past meetings;

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Actions taken by the board in response to its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

2.4.	The board failed to act on takeover offers where the majority of shares are tendered;

2.5.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	Independent directors make up less than a majority of the directors.

4. Director Competence

Attendance at Board and Committee Meetings:

4.1.	Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY- CASE9) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own - withhold only at their outside boards[10].

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

[9]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
[10]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Proxy Contests — Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses

Poison Pills - Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills - Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[11] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

[11]	Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long-term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long -term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation - Management Proposals (Management Say-on-Pay) Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[12] Alignment:

•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•	The multiple of the CEO’s total pay relative to the peer group median;

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

[12]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single-or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say -on -pay), ISS will evaluate the say -on -pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long-term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and

•	sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

•	The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and

•	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.

Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

Neuberger Berman Fixed Income LLC

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Neuberger Berman Management LLC

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

OppenheimerFunds, Inc.

Portfolio Proxy Voting. With respect to each fund for which OppenheimerFunds, Inc. serves as subadviser (the “Fund”), the Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities held by the Fund (“portfolio proxies”). OppenheimerFunds, Inc. (the “Manager”) generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Fund. The Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund’s Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Manager’s internal Proxy Voting Committee is responsible for monitoring the third party proxy voting agent.

The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager’s affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders:

If the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines.

•	If such proposal is not specifically addressed in the Proxy Voting Guidelines, or if the Proxy Voting Guidelines provide discretion to the Manager on how to vote (i.e., on a case-by-case basis), the Manager will vote in accordance with the third-party proxy voting agent’s general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent.

•	With respect to such proposal where a portfolio manager has requested that the Manager vote (i) in a manner inconsistent with the Proxy Voting Guidelines, or (ii) if such proposal is not specifically addressed in the Proxy Voting Guidelines, in a manner inconsistent with the third-party proxy voting agent’s general recommended guidelines, the Proxy Voting Committee may determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Proxy Voting Committee may consider, among other things, whether the portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from the business relationship, and to the Proxy Voting Committee’s knowledge, whether the Manager has been contacted or influenced by the company in connection with the proposal.

If none of the previous procedures provides an appropriate voting recommendation, the Proxy Voting Committee may: (i) determine how to vote on the proposal; (ii) recommend that the Manager retain an independent fiduciary to advise the Manager on how to vote the proposal; or (iii) determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct the Manager to abstain from voting.

The Proxy Voting Guidelines’ provisions with respect to certain routine and non-routine proxy proposals are summarized below:

•	The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, the nominee’s investment in the company, and whether the company or nominee is targeted in connection with public “vote no” campaigns.

•	The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.

•	The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.

•	The Fund generally votes against shareholder proposals to require a company to nominate more candidates than the number of open board seats.

•	The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

•	The Fund generally supports proposals to allow shareholders the ability to call special meetings.

•	The Fund generally votes for proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company’s specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a case-by-case basis.

•	The Fund generally votes against proposals to create a new class of stock with superior voting rights.

•	The Fund generally votes against proposals to classify a board.

•	The Fund generally supports proposals to eliminate cumulative voting.

•	The Fund generally votes against proposals to establish a new board committee.

•	The Fund generally votes on management proposals seeking approval to exchange/reprice options on a case-by-case basis.

•	The Fund votes on qualified employee stock purchase plans on a case-by-case basis. The Fund generally supports non-qualified employee stock purchase plans that feature broad-based participation, limits on employee contribution, company matching up to 25%, and no discount on the stock price on the date of purchase.

•	The Fund generally supports transfer stock option (“TSO”) programs, if executive officers and non-employee directors are excluded from participating, if stock options are purchased from third-party financial institutions at a discount to their fair value using option pricing models, and if there is a two-year minimum holding period for sale proceeds. The Fund generally votes against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.

•	The Fund generally supports proposals to require majority voting for the election of directors.

•	The Fund generally supports proposals seeking additional disclosure of executive and director pay information.

•	The Fund generally supports proposals seeking disclosure regarding the company’s, board’s or committee’s use of compensation consultants.

•	The Fund generally supports “pay-for-performance” and “pay-for-superior-performance standard” proposals that align a significant portion of total compensation of senior executives to company performance, and generally supports an annual frequency for advisory votes on executive compensation.

•	The Fund generally supports having shareholder votes on poison pills.

•	The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.

•	The Fund votes case-by-case on bonus banking/bonus banking “plus” proposals.

•	The Fund generally supports proposals calling for companies to adopt a policy of obtaining shareholder approval for golden coffins/executive death benefits. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

•	The Fund generally supports proposals to eliminate accelerated vesting of unvested equity awards to senior executives in the event of change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

•	In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

Putnam Investment Management, LLC

Introduction and Summary

Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares held in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight of management by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

In order to implement these objectives Putnam has adopted a set of procedures and guidelines which are summarized below. The guidelines and procedures cover all accounts for which Putnam has proxy voting authority. Putnam does not have voting authority for the Putnam Funds which maintain their own separate proxy procedures and guidelines. Similarly, other clients may from time to time elect to vote their own proxies by retaining the right to vote in the investment management agreement rather than giving Putnam authority to do so.

Procedures

Putnam has a Proxy Committee composed of senior investment professionals. The Proxy Committee is responsible for setting general policy as to proxy voting. The Committee reviews procedures and the guidelines annually, approves any amendments considered to be advisable and considers special proxy issues as they may from time to time arise. The proxy guidelines and procedures are administered through a proxy-voting manager in Putnam’s Legal and Compliance Department. Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager:

•	coordinates the Proxy Committee’s review of any new or unusual proxy issues,

•	manages the process of referring issues to portfolio managers for voting instructions,

•	oversees the work of any third party vendor hired to process proxy votes,

•	coordinates responses to investment professionals’ questions on proxy issues and proxy policies,

•	maintains required records of proxy votes on behalf of the appropriate Putnam client accounts, and

•	prepares and distributes reports required by Putnam clients.

Putnam has engaged a third party service, Glass Lewis & Co. (“Glass Lewis”), to process proxy votes for its client accounts. Although Glass Lewis may supply proxy related research to Putnam, Glass Lewis does not make any decisions on how to vote client proxies.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes normally to be cast in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. The Guidelines are summarized below.

Putnam will normally vote all proxies in accordance with the Guidelines except in limited circumstances, such as when client securities are on loan under a securities lending arrangement. However, if the portfolio managers of client accounts holding the relevant stock believe that following the Guidelines in a specific case would not be in clients’ best interests, they may request that the Proxy Manager not follow the Guidelines in that case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review the request with a senior member of the Legal and Compliance Department prior to implementing it.

Some clients wish to have Putnam vote proxies under proxy guidelines which vary from the Guidelines, or may wish to direct Putnam’s vote in a particular solicitation. There may be legal limits on a client’s ability to direct Putnam as to proxy voting and on Putnam’s ability to follow such instructions. Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the portfolio management team involved and the Legal and Compliance Department.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts Putnam has adopted a number of procedures designed to ensure that the proxy voting process is insulated from these conflicts. For example, the Proxy Committee is composed solely of professionals in Putnam’s Investment Division while proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department reports to Putnam’s marketing businesses. In addition, there are limits on the ability of Putnam employees who are not investment professionals to contact portfolio managers voting proxies. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms. In addition, the Proxy Manager reviews all known Putnam business relationships with companies that have voting items referred to any portfolio management team to consider any potential conflicts and, where appropriate, discusses relevant conflicts with a senior member of the Legal and Compliance Department.

The Guidelines may only be overridden with the written recommendation of the Investment Division, approval of the Proxy Committee or its Chair, and concurrence of the Legal and Compliance Department.

Summary of Proxy Voting Guidelines
The Guidelines summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The summary below does not address all topics covered by the Guidelines and is qualified by reference to the actual procedures and Guidelines, which are available to clients from Putnam on request.

The guidelines focus on board governance issues. Normally, if a board meets current best practices such as the maintenance of a majority of independent directors and the independence of key committees such as audit, compensation and nomination, Putnam will support the board’s proposals. Boards which do not meet these standards will have their proposals subjected to higher scrutiny. There are a number of exceptions to this approach. With respect to some major business transactions such as mergers, proposals will be reviewed on a case by case basis. In a number of areas, such as the introduction of anti-takeover devices, the Guidelines will normally provide for voting against the introduction of anti-takeover devices whether or not supported by an independent board. The central provisions of the Guidelines are set forth below:

Board of Directors

Proxies will normally be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except that Putnam will withhold votes for the entire board of directors if

•	The board does not have a majority of independent directors;

•	The board does not have nominating, audit and compensation committees composed solely of independent directors; or

•	The board has more than nineteen members or fewer than five members, absent special circumstances

Putnam will withhold votes from incumbent nominees to the board if

The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the votes actually cast on the matter at its previous two annual meetings, or

The board adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

If the board does not meet these standards Putnam may refer items that would normally be supported for case-by-case review. Putnam may withhold votes for directors under other circumstances such as when a director who is considered an independent director by the company receives compensation from the company other than for service as a director (such as investment banking, consulting, legal or financial advisory fees) or when a director attends less than 75% of board and committee meetings without valid reasons for the absences (that is, illness, personal emergency, etc.). In addition, Putnam will withhold votes:

•	for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (these arrangements are commonly referred to as “interlocking directorates”);

•	for any nominee serves on more than five (5) unaffiliated public company boards (boards of affiliated registered investment companies are counted as one board).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Putnam believes that independent boards generally are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Putnam will normally vote on a case-by-case basis in contested elections of directors.

Executive Compensation

Putnam will normally vote on a case by case basis on proposals relating to executive compensation. However where the board of directors meets appropriate independence standards, Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans). Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans). Putnam will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%. Putnam may review plans on a case-by-case basis where average annual dilution cannot be calculated. Whatever, the composition of the board,

Putnam will review proposals to reprice options on a case by case basis if specific criteria are met. Putnam will vote against stock option plans that permit replacing or repricing of underwater options and will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price. Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or where Putnam would otherwise be withholding votes for the entire board of directors. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board. Additionally, Putnam will generally vote in favor of the annual presentation of advisory votes on executive compensation (“say on pay”). Putnam will generally vote for advisory votes on executive compensation, but will generally vote against an advisory vote if the company fails to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service provider.

Acquisitions, Mergers and Similar Transactions

Putnam will normally evaluate business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, on a case by case basis. Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation.

Anti-Takeover Provisions

Putnam will normally vote against proposals to adopt anti-takeover measures such as, supermajority voting provisions, issuance of blank check preferred stock (except for REITs, where measures will be voted on a case by case basis), and the creation of a separate class of stock with disparate voting rights. However, Putnam will vote on a case by case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as “poison pills”) and on proposals to adopt fair price provisions. Putnam will normally oppose classified boards except in special circumstances where having such a board would be in shareholders’ best interests.

Shareholder Proposals

As noted above, the focus of Putnam’s proxy voting policies is to encourage and support good corporate governance practices rather than to dictate to boards on specific business management issues. Although many shareholder proposals are intended to foster such practices, others may be intended more to further a larger political or social aim rather than to directly serve shareholder interests. Accordingly, Putnam will normally vote in accordance with the recommendation of the company’s board of directors on shareholder proposals unless the proposal reflects specific policies enumerated in the Guidelines. For example, Putnam will normally vote in favor of shareholder proposals to declassify a company’s board, require shareholder approval of shareholder rights plans or require that the Chairman’s position be filled by an independent director.

Non-US Companies

Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. It may not be possible or even advisable to apply the Guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will seek to vote proxies of non-US issuers in accordance with the Guidelines where applicable.

Many non-US jurisdictions impose significant burdens on voting proxies. For example, some jurisdictions require that shares must be frozen for specified periods of time to vote via proxy (”share blocking”) or that shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and then reregistered back.

Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers. Putnam maintains additional policies for specific non-U.S. markets such as Japan, Korea, Hong Kong, the U.K., Canada and France.

In rare cases, Putnam’s voting rights may also be directly limited by non-U.S. law. For example, some countries limit aggregate foreign ownership of companies in particular industries (such as aviation or energy) due to economic or security concerns. Where this limit is exceeded, shares held by foreign investors, including Putnam, may not carry voting rights.

More Information

Putnam will make its best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility. This may happen when the custodian makes an error or the client has not established robust custodial proxy voting services. Putnam also does not recall shares on loan to vote proxies.

Clients who want more information about Putnam’s proxy voting policies, including a copy of the Guidelines and related policies or a statement of how proxies were voted for the client’s account, should contact their Putnam account executive or client service manager.

Pyramis Global Advisors, LLC

Proxy Voting

When authorized by clients, Pyramis or its affiliates generally cast votes on behalf of client accounts by proxy at shareholder meetings of issuers in which Pyramis invests client assets. Pyramis and its affiliates have established formal written proxy voting guidelines (the “Guidelines”) which are designed to ensure that proxies are voted in accordance with the best interests of clients as determined by Pyramis’ or its affiliates’ sole judgment. Pyramis has also adopted these Guidelines as part of its proxy voting policies and procedures in accordance with Rule 206(4)-6 under the Advisers Act. FMR provides proxy voting services to Pyramis and its affiliates.

Except as set out in the Guidelines, Pyramis or its affiliates generally vote in favor of routine management proposals, and evaluate shareholder proposals by their likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate analyst or portfolio manager, as applicable, subject to review by an attorney within the General Counsel’s office and a member of senior management within Investment Proxy Research Group (IPR).

Proposals Relating to Director Elections

Pyramis or its affiliates will generally withhold authority for the election of all directors or directors on responsible committees if; a poison pill or other anti-takeover provision was adopted or extended without shareholder approval; options were repriced without shareholder approval; the board is not composed of a majority of independent directors; the director attended less than 75% of the aggregate number of board or committee meetings during the company’s prior fiscal year; or executive compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account those factors identified in “Proposals Relating to Executive Compensation”. Pyramis and its affiliates will generally support proposals calling for directors to be elected by a majority of votes cast, provided that the proposal allows for plurality voting standard in the case of contested elections. Pyramis and its affiliates may consider voting against such shareholder proposals where a company has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

Proposals Relating to Executive Compensation

Pyramis or its affiliates will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as (i) whether the company has an independent compensation committee, and (ii) whether the compensation committee has authority to engage independent compensation consultants; (iii) whether, in the case of stock awards, the restriction period was less than three years for non-performance-based awards, and less than one year for performance-based awards; (iv) whether the compensation committee has lapsed or waived equity vesting restrictions; and (v) whether the company has adopted or extended a golden parachute without shareholder approval. Pyramis and its affiliates will generally support an annual frequency for advisory votes on executive compensation.

Proposals Relating to Equity-Based Compensation Plans

The Guidelines generally oppose plans or amendments to plans that: have option exercise prices less than 100% of fair market value on the date of grant, include an evergreen provision, provide for the acceleration of vesting of equity awards even though an actual change in control may not occur; give the ability to re-price outstanding stock options without shareholder approval; or cause excessive dilution to shareholders by considering the average three-year burn rate, based on the company’s market capitalization. Large-capitalization companies are those included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index; small-capitalization companies are those not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a micro-capitalization company; and micro-capitalization companies are those with a market capitalization under US $300 million.

Proposals Relating to Changes in Corporate Control

The Guidelines generally oppose measures that are designed to prevent or obstruct corporate takeovers. Such measures include fair price amendments, classified boards, “blank check” preferred stock, executive “golden parachutes,” shareholder rights plans (“poison pills”), restricting shareholders’ right to call special meetings or to set board size, supermajority provisions and any other provision that eliminates or limits shareholder rights.

Proposals Relating to Shareholder Rights

The Guidelines generally (i) support simple majority voting, (ii) oppose cumulative voting, (iii) support confidential voting, and (iv)oppose new classes of stock with differential voting rights.

Conflicts of Interest

The Guidelines have been designed so that proxies are voted in the best interest of Pyramis’ and its affiliates’ clients, as determined by Pyramis’ or its affiliates’ sole judgment, and to resolve potential conflicts of interest. Potential conflicts generally may arise in connection with business arrangements of Pyramis or its affiliates. For example, Pyramis’ affiliates may manage or administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies. Pyramis or its affiliates may also have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. Pyramis or its affiliates vote shares in a manner consistent with the Guidelines and without regard to any other relationship, business or otherwise, that Pyramis or its affiliates may have with companies in which Pyramis invests client assets.

IPR, which is part of Pyramis’ or its affiliates’ Investment Services department, is charged with administering the Guidelines provided to it by Pyramis. IPR votes proxies without regard to any other Pyramis companies’ relationship, business or otherwise, with that portfolio company and without giving effect to any potential conflict of interest, material or otherwise. Like Pyramis employees, IPR employees have a fiduciary duty to never place their own personal interest ahead of the interests of fund shareholders, and are instructed to avoid actual and apparent conflicts of interest. In the event of a conflict of interest, IPR employees, like Pyramis employees, will escalate to their managers or the Ethics Office, as appropriate, in accordance with Fidelity’s corporate policy on conflicts of interest.

Clients may not direct Pyramis’ vote if Pyramis has been given proxy voting authority.

Templeton Investment Counsel, LLC

Proxy Voting Policies and Procedures

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s sub-adviser, Templeton Investment Counsel, LLC, in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. Rather, Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. The investment manager will review the issue of separating Chairman and CEO positions as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is [10][5]% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues. The investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. In some foreign jurisdictions, even if Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which Investment Manager does not have sufficient notice; and (c) the exercise by the issuer of its discretion to reject the vote of Investment Manager. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

The Boston Company Asset Management, LLC

The Boston Company Asset Management, LLC (“TBCAM”) through its participation on BNY Mellon’s Proxy Policy Committee (“PPC”), has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. TBCAM recognizes that stock ownership rights must be exercised for the exclusive benefit of our clients for whom the stock is held. TBCAM utilizes the services of Institutional Shareholder Services (ISS), to provide proxy-voting services for clients. ISS votes proxies according to standing guidelines as instructed. TBCAM has adopted the BNY Mellon Proxy Voting Guidelines for domestic securities and follows the Global Proxy Voting Guidelines issued by ISS for international securities (the “Guidelines”).

The Boston Company Asset Management, LLC

The Boston Company Asset Management, LLC (“TBCAM”) through its participation on BNY Mellon’s Proxy Policy Committee (“PPC”), has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. TBCAM recognizes that stock ownership rights must be exercised for the exclusive benefit of our clients for whom the stock is held. TBCAM utilizes the services of Institutional Shareholder Services (ISS), to provide proxy-voting services for clients. ISS votes proxies according to standing guidelines as instructed. TBCAM has adopted the BNY Mellon Proxy Voting Guidelines for domestic securities and follows the Global Proxy Voting Guidelines issued by ISS for international securities (the “Guidelines”).

1.	Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes the adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

2.	Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

3.	Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

4.	Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

5.	“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 6.

6.	Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals, for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

7.	Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary to vote proxies of other issuers in our discretion.

8.	Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

9.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

10.	Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

11.	Charter – We maintain a Charter which lists the Committee’s responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

Thompson, Siegel & Walmsley LLC

Thompson, Siegel & Walmsley LLC (TS&W) acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interest of our clients on a best efforts basis. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. TS&W has retained the services of Institutional Shareholder Services (ISS). ISS is a Registered Investment Adviser under the Investment Advisers Act of 1940. As a leading provider of proxy voting and corporate governance services with 20+ years of experience, ISS serves more than 1,700 institutions. ISS’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide. ISS provides TS&W proxy proposal research and voting recommendations and votes accounts on TS&W’s behalf under the guidance of ISS’s standard voting guidelines which include:

• Operational Issues	• Corporate Responsibility

• Board of Directors	• Consumer Issues and Public Safety

• Proxy Contests	• Environment and Energy

• Anti-takeover Defenses and Voting Related Issues	• General Corporate Issues

• Mergers and Corporate Restructurings	• Labor Standards and Human Rights

• State of Incorporation	• Military Business

• Capital Structure	• Workplace Diversity

• Executive & Director Compensation	• Mutual Fund Proxies

• Equity Compensation Plans

• Specific Treatment of Certain Award Types in Equity Plan Evaluations

• Other Compensation Proposals & Policies

• Shareholder Proposals on Compensation

TS&W’s proxy coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TS&W’s general policy regarding the voting of proxies is as follows:

Proxy Voting Guidelines:

Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.

Occasionally, ISS may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TS&W will receive and act upon the client’s specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W and ISS will examine each issue solely from an economic perspective.

A complete summary of ISS’s voting guidelines, domestic & foreign, are available at:

http://www.issgovernance.com/policy

Conflicts of Interest:

Occasions may arise during the voting process in which the best interests of the clients conflicts with TS&W’s interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TS&W.

Proxy Voting Process:

•	Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TS&W retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.

•	The Proxy Coordinator will monitor the voting process at ISS via Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.

•	For proxies not received at ISS, TS&W and ISS will make a best efforts attempt to receive ballots from the clients’ custodian.

•	TS&W will be responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring.

•	Associate Portfolio Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email. TS&W has the ability to override vote instructions, and the Associate Portfolio Manager will consult with TS&W’s Investment Policy Committee or product managers in these types of situations.

•	All proxies are voted solely in the best interest of clients.

•	Proactive communication takes place via regular meetings with ISS’s Client Relations Team.

Practical Limitations Relating to Proxy Voting:

While TS&W uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for TS&W to do so. Identifiable circumstances include:

•	Limited Value. TS&W may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder.

•	Unjustifiable Cost. TS&W may abstain from voting when the costs of or disadvantages resulting from voting, in TS&W’s judgment, outweigh the economic benefits of voting.

•	Securities Lending. Certain of TS&W’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because TS&W generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and TS&W may not be able fully to reconcile the securities held at record date with the securities actually voted.

•	Failure to Receive Proxy Statements. TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Proxy Voting Records & Reports:

•	The proxy information is maintained by ISS on TS&W’s behalf and includes the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision. TS&W’s Proxy Coordinator coordinates retrieval and report production as required or requested.

•	Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling us toll free at (800) 697-1056.

WEDGE Capital Management L.L.P. (“WEDGE”)

WEDGE established this policy to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and, as a fiduciary to ERISA clients, proxy voting responsibilities promulgated by the Department of Labor. This policy applies to accounts in which WEDGE has voting authority. WEDGE’s authority to vote client proxies is established by an advisory contract or a comparable document.

Voting Guidelines

The analyst who recommends the security for the WEDGE portfolio has voting responsibility for that security. If the security is held in multiple traditional products, the analyst who holds the most shares in his or her portfolio is responsible for voting. Securities held in both a quantitative product and a traditional product are voted by the traditional portfolio analyst.

WEDGE casts votes in the best economic interest of shareholders. Therefore, the vote for each security held in a traditional product is cast on a case-by-case basis. Each analyst may conduct his or her own research and/or use the information provided by Glass Lewis & Co., LLC (“Glass Lewis”). (Glass Lewis provides proxy analyses containing research and objective vote recommendations on each proposal.) If an analyst chooses to vote against management’s recommended vote, a reason must be provided on the voting materials and recorded in the vote management software.

Votes should be cast either “For” or “Against.” In very limited instances an abstention may be appropriate, in which case, the analyst should document why he or she abstained. This will be documented in the vote management software by the proxy department.

Conflicts of Interest

All conflicts of interest are to be resolved in the best interest of our clients.

To alleviate potential conflicts of interest or the appearance of conflicts, WEDGE does not allow any associate or his or her spouse to sit on the board of directors of any public company without Management Committee approval, and all associates have to affirm quarterly that they are in compliance with this requirement.

All associates must adhere to the CFA Institute Code of Ethics and Standards of Professional Conduct, which requires specific disclosure of conflicts of interest and strict adherence to independence and objectivity standards. Situations that may create a conflict or the appearance of a conflict include but are not limited to the following:

1. An analyst has a financial interest in the company or in a company which may be involved in a merger or acquisition with the company in question.

2. An analyst has a personal relationship with someone (e.g., a close friend or family member) who is employed by the company in question or by a company which may be involved in a merger or acquisition with the company in question.

3. The company in question is a client or prospective client of the firm.

If any of the three criteria listed above is met, or if the analyst feels a potential conflict of interest exists for any reason, he or she should complete a Potential Conflict of Interest Form (“PCIF”). The PCIF identifies the potential conflict of interest and is used to document the review of the vote.

For items 1 and 2 above, the voting analyst is required to consult with an analyst who does not have a potential conflict of interest. If the consulting analyst disagrees with the voting analyst’s vote recommendation, a Management Committee member must be consulted. For item 3 above (or any other potential conflict not identified above), two of the three Management Committee members must review and agree with the recommended vote. The completed PCIF is attached to the voting materials and reviewed by the proxy department for accurate completion prior to being recorded in the vote management software.

Due to the importance placed on Glass Lewis recommended votes, it is important that Glass Lewis has procedures in place to mitigate any potential conflicts of interest. The independence of Glass Lewis will be reviewed during each audit of the proxy process.

Proxy Voting Records

As required by Rule 204-2 under the Investment Advisers Act of 1940, WEDGE will maintain the following records:

1.	The Proxy Policy

2.	Record of each vote cast on behalf of WEDGE’s clients

3.	Documents prepared by WEDGE that were material to making a proxy voting decision, including PCIFs

4.	Each written client request for proxy voting records and WEDGE’s written response to any written or oral client request

Policy Disclosure

On an annual basis, WEDGE will send Form ADV Part 2 to all clients to disclose how they can obtain a copy of the Proxy Policy and/or information on how their securities were voted. Clients may request a copy of the Proxy Policy and voting decisions at any time by contacting WEDGE at the address below.

Attention: Proxy Request

WEDGE Capital Management L.L.P.

301 S. College Street, Suite 2920

Charlotte, NC 28202-6002

Via E-mail: proxy@wedgecapital.com

Wellington Management Company, LLP

The Funds for which Wellington Management Company LLP (“Wellington Management”) serves as subadviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policy and Procedures. Wellington Management’s Corporate Governance Committee is responsible for the review and oversight of the firm’s Global Proxy Policy and Procedures. The Corporate Governance Group within Wellington Management’s Investment Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund’s portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

Wells Capital Management, Inc.

Pursuant to Rule 206(4)-6 under the Advisers Act, WellsCap has adopted Proxy Voting Policies and Procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of shareholders. WellsCap exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

WellsCap utilizes an independent third-party (“Third-Party”), currently RiskMetrics Group, for voting proxies and proxy voting analysis and research. The Third-Party votes proxies in accordance with RiskMetrics’ published Proxy Guidelines. In addition, clients may elect to have WellsCap vote proxies in accordance with guidelines established pursuant to platforms, e.g., Taft-Hartley, to meet their specific business requirements.

To fulfill its fiduciary duties with respect to proxy voting, WellsCap has designated an officer to administer and oversee the proxy voting process and to monitor the Third-Party to ensure its compliance with the Proxy Guidelines.

WellsCap believes that, in most instances, material conflicts of interest can be minimized through a strict and objective application by the Third-Party of the Proxy Guidelines. In cases where WellsCap is aware of a material conflict of interest regarding a matter that would otherwise require its vote, it will defer to the Third-Party as to how to vote on such matter in accordance with RiskMetrics’ guidelines. In addition, WellsCap will seek to avoid any undue influence as a result of any material conflict of interest that may exist between the interests of a client and WellsCap or any of its affiliates. To this end, for any Wells Fargo proxy, shares will be voted as directed by an independent fiduciary engaged by Wells Fargo and Company.

Winslow Capital Management, LLC

Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to Institutional Shareholder Services (ISS), a third party proxy voting agency. Winslow Capital subscribes to ISS’ Implied Consent service feature. As ISS research is completed, ISS’ Vote Execution team executes the ballots according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines.

Winslow Capital retains the ability to override any vote if it disagrees with ISS’ vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g., where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

APPENDIX C – PORTFOLIO MANAGERS

Information as of December 31, 2013

INVESTMENTS IN EACH FUND

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund[1]
American Century Investment Management, Inc.

Phillip N. Davidson	NVIT Multi-Manager Mid Cap Value Fund American Century NVIT Multi Cap Value Fund	None

Michael Liss	NVIT Multi-Manager Mid Cap Value Fund American Century NVIT Multi Cap Value Fund	None

Kevin Toney	NVIT Multi-Manager Mid Cap Value Fund American Century NVIT Multi Cap Value Fund	None

Brian Woglom	NVIT Multi-Manager Mid Cap Value Fund American Century NVIT Multi Cap Value Fund	None

Brian Brady	NVIT Multi-Manager International Growth Fund	None

Mark S. Kopinski	NVIT Multi-Manager International Growth Fund	None

Gregory J. Woodhams	American Century NVIT Growth Fund	None

E.A. Prescott LeGard	American Century NVIT Growth Fund	None

BlackRock Investment Management, LLC

Christopher Bliss	NVIT International Index Fund NVIT Mid Cap Index Fund NVIT S&P 500 Index Fund NVIT Small Cap Index Fund	None

Alan Mason	NVIT International Index Fund NVIT Mid Cap Index Fund NVIT S&P 500 Index Fund NVIT Small Cap Index Fund	None

Greg Savage	NVIT International Index Fund NVIT Mid Cap Index Fund NVIT S&P 500 Index Fund NVIT Small Cap Index Fund	None

Scott Radell	NVIT Bond Index Fund	None

Karen Uyehara	NVIT Bond Index Fund	None

Brookfield Investment Management, Inc.

Jason Baine	NVIT Real Estate Fund	None

Bernhard Krieg	NVIT Real Estate Fund	None

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund[1]
Dimensional Fund Advisors LP

Karem Umland	NVIT Multi-Manager International Value Fund	None

Joseph H. Chi	NVIT Multi-Manager International Value Fund	None

Jed S. Fogdall	NVIT Multi-Manager International Value Fund	None

Henry F. Gray	NVIT Multi-Manager International Value Fund	None

Epoch Investment Partners, Inc.

Janet K. Navon	NVIT Multi-Manager Small Cap Value Fund	None

David N. Pearl	NVIT Multi-Manager Small Cap Value Fund	None

Michael A. Welhoelter	NVIT Multi-Manager Small Cap Value Fund	None

Federated Investment Management Company

Mark E. Durbiano	Federated NVIT High Income Bond Fund	None

HighMark Capital Management, Inc.

Derek Izuel	NVIT Nationwide Fund	None

E. Jack Montgomery	NVIT Enhanced Income Fund	None

Jeffrey Klein	NVIT Enhanced Income Fund	None

Gregory Lugosi	NVIT Enhanced Income Fund	None

David Wines	NVIT Enhanced Income Fund	None

Invesco Advisers, Inc.

Shuxin Cao	NVIT Multi-Manager International Growth Fund	None

Matthew W. Dennis	NVIT Multi-Manager International Growth Fund	None

Jason T. Holzer	NVIT Multi-Manager International Growth Fund	None

Clas G. Olsson	NVIT Multi-Manager International Growth Fund	None

Mark Jason	NVIT Multi-Manager International Growth Fund	None

Brent Bates	NVIT Multi-Manager International Growth Fund	None

Richard Nield	NVIT Multi-Manager International Growth Fund	None

Devin Armstrong	Invesco NVIT Comstock Value Fund	None

Kevin Holt	Invesco NVIT Comstock Value Fund	None

James Warwick	Invesco NVIT Comstock Value Fund	None

Matthew Seinsheimer	Invesco NVIT Comstock Value Fund	None

J.P. Morgan Investment Management Inc.

Phillip Hart	NVIT Multi-Manager Small Cap Value Fund	None

Jeroen Huysinga	NVIT Multi-Manager International Value Fund	None

Georgina Perceval Maxwell	NVIT Multi-Manager International Value Fund	None

Dennis S. Ruhl	NVIT Multi-Manager Small Cap Value Fund	None

Gerd Woort-Menker	NVIT Multi-Manager International Value Fund	None

Lazard Asset Management LLC

Paul Moghtader	NVIT International Equity Fund	None

Taras Ivanenko	NVIT International Equity Fund	None

Susanne Willumsen	NVIT International Equity Fund	None

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund[1]
Logan Circle Partners, L.P.

Andrew J. Kronschnabel	NVIT Multi Sector Bond Fund	None

Scott J. Moses	NVIT Multi Sector Bond Fund	None

Timothy L.Rabe	NVIT Multi Sector Bond Fund	None

Todd Howard	NVIT Multi Sector Bond Fund	None

Massachusetts Financial Services Company

Matthew W. Krummell	NVIT Multi-Manager Large Cap Growth Fund	None

Jonathan W. Sage	NVIT Multi-Manager Large Cap Value Fund	None

Morgan Stanley Investment Management Inc.

Sam Chainani	NVIT Multi-Manager Small Company Fund	None

David Cohen	NVIT Multi-Manager Small Company Fund	None

Dennis Lynch	NVIT Multi-Manager Small Company Fund	None

Armistead Nash	NVIT Multi-Manager Small Company Fund	None

Alexander Norton	NVIT Multi-Manager Small Company Fund	None

Jason Yeung	NVIT Multi-Manager Small Company Fund	None

Nationwide Asset Management, LLC

Joel S. Buck	NVIT Core Bond Fund NVIT Government Bond Fund NVIT Short Term Bond Fund	None

Gary S. Davis	NVIT Core Bond Fund NVIT Short Term Bond Fund	None

Gary R. Hunt	NVIT Government Bond Fund	None

Neuberger Berman Fixed Income LLC

Thanos Bardas	NVIT Core Plus Bond Fund	None

Andrew A. Johnson	NVIT Core Plus Bond Fund	None

Thomas J. Marthaler	NVIT Core Plus Bond Fund	None

David M. Brown	NVIT Core Plus Bond Fund	None

Thomas A. Sontag	NVIT Core Plus Bond Fund	None

Neuberger Berman Management LLC

Robert D’Alelio	NVIT Multi-Manager Small Company Fund	None

Ingrid Dyott	Neuberger Berman NVIT Socially Responsible Fund	None

Arthur Moretti	Neuberger Berman NVIT Socially Responsible Fund	None

Richard S. Nackenson	Neuberger Berman NVIT Multi Cap Opportunities Fund

Kenneth J. Turek	NVIT Multi-Manager Mid Cap Growth Fund	None

Judith M. Vale	NVIT Multi-Manager Small Company Fund	None

OppenheimerFunds, Inc.

Ronald J. Zibelli, Jr.	NVIT Multi-Manager Small Cap Growth Fund NVIT Multi-Manager Small Company Fund	None

Ash Shah[2]	NVIT Multi-Manager Small Cap Growth Fund NVIT Multi-Manager Small Company Fund	None

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund[1]
Putnam Investment Management, LLC

Eric N. Harthun	NVIT Multi-Manager Small Company Fund	None

Pyramis Global Advisors, LLC

Christopher Galizio	NVIT Multi-Manager Large Cap Growth Fund	None

Stephen Balter	NVIT Multi-Manager Large Cap Growth Fund	None

Templeton Investment Counsel, LLC

Cindy L. Sweeting	Templeton NVIT International Value Fund	None

Antonio T. Docal	Templeton NVIT International Value Fund	None

Peter Nori	Templeton NVIT International Value Fund	None

The Boston Company Asset Management, LLC

Sean P. Fitzgibbon	NVIT Developing Markets Fund NVIT Emerging Markets Fund	None

Jay Malikowski	NVIT Developing Markets Fund NVIT Emerging Markets Fund	None

Elizabeth Slover	NVIT Large Cap Growth Fund	None

David Sealy	NVIT Large Cap Growth Fund	None

Barry Mills	NVIT Large Cap Growth Fund	None

Brian Ferguson	NVIT Multi-Manager Large Cap Value Fund	None

John Bailer	NVIT Multi-Manager Large Cap Value Fund	None

Thompson, Siegel & Walmsley LLC

Brett P. Hawkins	NVIT Multi-Manager Mid Cap Value Fund	None

WEDGE Capital Management L.L.P

Paul VeZolles	NVIT Multi-Manager Mid Cap Value Fund	None

John Norman	NVIT Multi-Manager Mid Cap Value Fund	None

John Carr	NVIT Multi-Manager Mid Cap Value Fund	None

Wellington Management Company, LLP

David W. Palmer	NVIT Multi-Manager Large Cap Value Fund	None

Mammen Chally	NVIT Multi-Manager Small Cap Growth Fund	None

Wells Capital Management, Inc.

Christopher J. Warner	NVIT Multi-Manager Mid Cap Growth Fund	None

Thomas J. Pence	NVIT Multi-Manager Mid Cap Growth Fund	None

Michael T. Smith	NVIT Multi-Manager Mid Cap Growth Fund	None

Winslow Capital Management, LLC

Justin H. Kelly	NVIT Multi-Manager Large Cap Growth Fund	None

Clark J. Winslow	NVIT Multi-Manager Large Cap Growth Fund	None

Patrick M. Burton	NVIT Multi-Manager Large Cap Growth Fund	None

[1]	This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.
[2]	Mr. Shah’s dollar range of investments in each fund is as of February 28, 2014.

DESCRIPTION OF COMPENSATION STRUCTURE

American Century Investment Management, Inc.

Compensation

American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of December 31, 2013, it included the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the American Century NVIT Growth Fund, American Century NVIT Multi-Cap Value Fund and the American Century-advised portions of the NVIT Multi-Manager Mid Cap Value Fund and NVIT Multi-Manager International Growth Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of the American Century NVIT Growth Fund, American Century NVIT Multi Cap Value Fund and the American Century-advised portions of the NVIT Multi-Manager Mid Cap Value Fund and NVIT Multi-Manager International Growth Fund are not separately considered in determining portfolio manager compensation.

A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment styles: U.S. growth, U.S. value, quantitative, international and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2013.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Messrs. Bliss and Savage

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.

Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Bliss and Savage is not measured against a specific benchmark.

Discretionary Incentive Compensation

Mr. Mason

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Mr. Mason is not measured against a specific benchmark.

Discretionary Incentive Compensation

Mr. Radell and Ms. Uyehara

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Mason, Radell and Savage have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Brookfield Investment Management Inc.

Brookfield’s investment personnel are incentivized to exceed client objectives of funds or strategies. The desire is to provide these individuals with an attractive compensation package, properly aligning interests with that of clients, Brookfield, and its key professionals. Typically compensation packages will include an appropriate balance of current salary, bonus compensation and incentive-oriented compensation tied to client generated performance fees. In addition, key personnel are also eligible for Brookfield’s Long Term Incentive Plan, with compensation invested in Brookfield’s private funds and a multi-year vesting schedule.

In addition to financial compensation, Brookfield strongly believes its culture is the key to recruiting and retaining personnel. Brookfield fosters an environment where people are empowered to contribute to the organization. They work in teams composed of competent people, and are given the tools and resources they need to succeed. Brookfield’s culture fosters a flexible business model which allows nimble decision-making and limits layers of bureaucracy.

Dimensional Fund Advisors LP

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of a fund or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as the Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base salary. Each portfolio manager is paid a base salary. The Subadviser considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted stock of Dimensional as determined from time to time by the Board of Directors of Dimensional or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees. In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Epoch Investment Partners, Inc. (“Epoch”)

Epoch compensates its portfolio managers with a fixed annual salary plus a discretionary bonus determined by its Operating Committee, a portion of which is deferred and vests over time. Epoch’s portfolio managers do not receive compensation that is solely based upon the Fund’s, any other commingled accounts, or any private account’s pre- or after-tax performance, or the value of the assets held by such entities. Epoch’s portfolio managers do not receive any special or additional compensation from Epoch for their services as Portfolio Managers.

Federated Investment Management Company

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund’s benchmark (i.e., Barclays U.S. Corporate High Yield 2% Issuer Capped Index), and vs. the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted herein, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for taxable fixed income funds. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

HighMark Capital Management, Inc. (“HighMark”)

Each of the portfolio managers for each Fund subadvised by HighMark receives a salary from HighMark and participates in HighMark’s incentive compensation plan, which is an annual plan that pays a cash bonus. The portfolio managers are also eligible to participate in HighMark’s long-term incentive compensation plan. A portfolio manager’s bonus is generally a percentage of his or her salary and is based on (1) an evaluation of the manager’s investment performance, (2) achievement of budgeted financial goals and (3) meeting of business objectives determined by a portfolio manager’s direct supervisor. In evaluating investment performance, HighMark generally considers the one- and three-year (or shorter period if applicable) performance of mutual funds and other accounts under a portfolio manager’s oversight relative, solely or in part, to the peer groups and/or market indices noted below. To encourage exchange of information and support, a part of a portfolio manager’s investment performance evaluation is also based on the performance of other Funds or other accounts that the portfolio manager does not manage. A portfolio manager may also be compensated for providing securities/quantitative analysis for certain Funds, where applicable.

Portfolio Manager	Peer Group
Derek Izuel	Morningstar Large Blend Category and S&P 500 Index (with respect to the NVIT Nationwide Fund)

Jeffrey Klein	Morningstar General Intermediate Term Bond Category and Barclays U.S. Aggregate Bond Index (with respect to Nationwide HighMark Bond Fund and the fixed-income portion of Nationwide HighMark Balanced Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year U.S. Government/ Credit Index (with respect to Nationwide HighMark Short Term Bond Fund); Morningstar Muni California Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to Nationwide HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to Nationwide HighMark National Intermediate Tax-Free Bond Fund)

Jack Montgomery	Morningstar General Intermediate Term Bond Category and Barclays U.S. Aggregate Bond Index (with respect to Nationwide HighMark Bond Fund and the fixed-income portion of Nationwide HighMark Balanced Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year U.S. Government/ Credit Index (with respect to Nationwide HighMark Short Term Bond Fund); Morningstar Muni California Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to Nationwide HighMark California Intermediate Tax- Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to Nationwide HighMark National Intermediate Tax-Free Bond Fund)

Portfolio Manager	Peer Group

Greg Lugosi

Morningstar General Intermediate Term Bond Category and Barclays U.S. Aggregate Bond Index (with respect to Nationwide HighMark Bond Fund and the fixed-income portion of Nationwide HighMark Balanced Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year U.S. Government/Credit Index (with respect to Nationwide HighMark Short Term Bond Fund); Morningstar Muni California Intermediate Category and Barclays 7-Year Municipal Bond

Index (with respect to Nationwide HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to Nationwide HighMark National Intermediate Tax-Free Bond Fund)

David Wines	Morningstar Muni California Intermediate Category and Barclays 7-Year Municipal Bond Index (with respect to Nationwide HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays 7 Year Municipal Bond Index (with respect to Nationwide HighMark National Intermediate Tax-Free Bond Fund); Morningstar General Intermediate Term Bond Category and Barclays U.S. Aggregate Bond Index (with respect to Nationwide HighMark Bond Fund and the fixed-income portion of HighMark Balanced Fund); Morningstar Short Term Bond Category and Barclays 1-3 Year U.S. Government/Credit Index (with respect to Nationwide HighMark Short Term Bond Fund); Citigroup 3 Month Treasury Bill Index (with respect to HighMark Cash Composite); and Merrill Lynch 1-3 Year US Treasuries Index (with respect to HighMark Limited Maturity Composite)

Invesco Advisers, Inc.

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

•	Base salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•	Annual bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Advisor	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against Fund peer group.

1	Rolling time periods based on calendar year-end.
2	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the manager at the time the award is granted.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

•	Deferred/Long Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred/long term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc.’s (“JP Morgan”) Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Lazard Asset Management LLC (“Lazard”)

Lazard compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

The quantitative compensation factors include:

•	Performance relative to benchmark

•	Performance relative to applicable peer group

•	Absolute return

•	Assets under management

The qualitative compensation factors include:

•	Leadership

•	Mentoring

•	Teamwork

Incentives

Lazard promotes an atmosphere that is conducive to the development of the investment professional’s skills and talents. Portfolio manager/analysts and research analysts are expected to continuously augment their skills and expertise. The Firm actively supports external development efforts, including attendance of conferences and seminars that build upon their existing core of knowledge, coursework to develop incremental skills, as well as travel to meet with companies, competitors, suppliers, regulators, and related experts. With increased knowledge and skills the managers can take on higher levels of responsibilities and are recognized and rewarded accordingly. Key professionals are likely to be attracted to and remain with the firm because Lazard’s compensation structure amply rewards professionals for good performance. Significant energy is devoted to ensuring Lazard attracts, develops, and retains the best available talent to the benefit of clients.

Long Term Incentives

Certain employees of Lazard are eligible to receive restricted stock units of Lazard Ltd. through the Lazard Ltd. Equity Incentive Plan, and restricted interests in shares of certain funds managed by Lazard and its affiliates, each subject to a multi-year vesting schedule and restrictive covenants. These incentive arrangements have broad participation of most professionals and represent an excellent opportunity for employees to share in the continued success of the firm, aligning their interest and performance even more closely with those of our clients.

Employment Contract

Each member of the LQE team has an employment contract which governs their employment terms with Lazard. The contracts are open-ended and contain terms relating to incentive compensation as well as termination of employment.

Logan Circle Partners, L.P.

Logan Circle’s compensation program is structured to align the firm’s compensation and incentive programs with the interests of our clients. The program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of Logan Circle, their contribution towards team objectives and their ability to generate long-term investment success for the firm’s clients. Logan Circle believes that these financial incentives, and the Logan Circle cultural environment, create an organization that will be highly successful in attracting and retaining high-caliber investment professionals. The incentive program is primarily comprised of four elements:

(i) Fixed base salary: This is generally the smallest portion of compensation and is generally within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Logan Circle’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Logan Circle considers the contribution to his/her team or discipline, as well as his/her contribution to the overall firm. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group Fund or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance.

(iii) Long-Term Incentive Plan (“LTIP”): As a long-term incentive and performance bonus, Logan Circle and Fortress Investment Group LLC (“FIG”), Logan Circle’s parent company, have structured a Long-Term Incentive Plan (“LTIP”). Shares of this economic interest are distributed to Logan Circle’s key investment and non-investment personnel as a means of incentive and retention.

(iv) Contributions under the FIG 401(k) Plan: The contributions are based on the overall profitability of FIG. The amount and allocation of the contributions are determined at the sole discretion of FIG.

Massachusetts Financial Services Company

Portfolio manager compensation is reviewed annually. As of December 31, 2012, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2012, the following benchmarks were used to measure the following portfolio manager’s performance for the following Funds:

Fund	Portfolio Manager	Benchmark(s)
NVIT Multi-Manager Large Cap Growth Fund	Matthew W. Krummell	Russell 1000 Growth Index
NVIT Multi-Manager Large Cap Value Fund	Jonathan W. Sage	Russell 1000 Value Index

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Morgan Stanley Investment Management Inc.

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and Incentive Compensation which is paid partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation may be granted as deferred cash under the Adviser’s Investment Management Alignment Plan (“IMAP”), as an equity-based awards or it may be granted under other plans as determined annually by Morgan Stanley’s Compensation, Management Development and Succession Committee subject to vesting and other conditions.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

•	Cash Bonus.

•	Deferred Compensation:

•	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•	IMAP is a mandatory program that defers a portion of incentive compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios.

•	All deferred compensation awards are subject to clawback provisions where awards can be cancelled, in whole or in part, if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; constitutes a violation by the portfolio manager of Morgan Stanley’s Global Risk Management Principles, Policies and Standards; or constitutes violation of internal risk and control policies involving a subsequent loss.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	The investment performance of the funds/accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Nationwide Asset Management, LLC

NWAM’s compensation program consists of base salary, annual incentives and long-term incentives; hereby known as “Compensation Structure.” Annually, the “Compensation Structure” is reviewed for competitiveness by using the McLagan Compensation surveys.

The “Compensation Structure” is designed to motivate and reward individual and team actions and behaviors that drive a high performance organization and deliver risk-adjusted investment returns that are aligned with the strategy of Nationwide and our business partners.

•	Align interests of NWAM and business partners and foster collaboration

•	Base a substantial portion of NWAM compensation directly on NWAM

•	Recognize qualitative and well as quantitative performance

•	Encourage a higher level of intelligent investment risk taking and entrepreneurial attitudes and behaviors

•	Provide a high degree of “line of sight” for NWAM participants and other business partners

•	Attract and retain individuals with skills critical to the NWAM strategy

•	Target median total compensation for the industry

•	Utilize variable compensation (annual and long term) to close compensation market gaps.

Neuberger Berman Fixed Income LLC

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We consider a variety of factors in determining fixed and variable compensation for employees, including firm performance, individual performance, overall contribution to the team, collaboration with colleagues across the firm, effective partnering with clients to achieve goals, risk management and the overall investment performance. It is our foremost goal to create a compensation process that is fair, transparent, and competitive with the market.

Neuberger Berman investment professionals on portfolio management teams receive a fixed salary and are eligible for an annual bonus. The annual bonus for an individual investment professional is paid from a “bonus pool” made available to the portfolio management team with which the investment professional is associated. The amount available in the bonus pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments. Once the final size of the available bonus pool is determined, individual bonuses are determined based on a number of factors including, but not limited to, the aggregate investment performance of all strategies managed by the individual, utilization of central resources, business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In some cases, bonus pools may be subject to a hold-back applied to revenues. Research Analysts who are embedded within portfolio management teams participate in a similar compensation structure established for their respective teams, at the discretion of their group heads, thereby aligning them with the long-term performance of their respective teams.

Incentive Structure

As a firm, we believe that providing our employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to our success in retaining employees.

The terms of our long-term retention incentives are as follows:

•	Employee-Owned Equity. An integral part of our management buyout was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the common equity units owned by all employees. Employee equity is generally. These units are subject to vesting (generally 25% vests each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

•	In addition, currently certain employees may elect to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance. In implementing this program, Neuberger Berman established additional ways to expand employee-owned equity.

•	Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant’s total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation be tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. In addition, certain CCP Participants who are also current equity holders may make an election to direct receive a portion of future Contingent Amounts into a program involving cash, equity or other property their contingent compensation in the form of equity, subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts will vest after over three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•	Restrictive Covenants. Most investment professionals who have received equity grants have agreed are subject to notice periods and restrictive covenants which may include non-compete and non-solicit restrictions. In addition, depending on participation. levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

Neuberger Berman Management LLC

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We consider a variety of factors in determining fixed and variable compensation for employees, including firm performance, individual performance, overall contribution to the team, collaboration with colleagues across the firm, effective partnering with clients to achieve goals, risk management and the overall investment performance. It is our foremost goal to create a compensation process that is fair, transparent, and competitive with the market.

Neuberger Berman investment professionals on portfolio management teams receive a fixed salary and are eligible for an annual bonus. The annual bonus for an individual investment professional is paid from a “bonus pool” made available to the portfolio management team with which the investment professional is associated. The amount available in the bonus pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments. Once the final size of the available bonus pool is determined, individual bonuses are determined based on a number of factors including, but not limited to, the aggregate investment performance of all strategies managed by the individual, utilization of central resources, business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In some cases, bonus pools may be subject to a hold-back applied to revenues. Research Analysts who are embedded within portfolio management teams participate in a similar compensation structure established for their respective teams, at the discretion of their group heads, thereby aligning them with the long-term performance of their respective teams.

Incentive Structure

As a firm, we believe that providing our employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to our success in retaining employees.

The terms of our long-term retention incentives are as follows:

•	Employee-Owned Equity. An integral part of our management buyout was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the common equity units owned by all employees. Employee equity is generally. These units are subject to vesting (generally 25% vests each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

•	In addition, currently certain employees may elect to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance. In implementing this program, Neuberger Berman established additional ways to expand employee-owned equity.

•	Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant’s total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation be tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. In addition, certain CCP Participants who are also current equity holders may make an election to direct receive a portion of future Contingent Amounts into a program involving cash, equity or other property their contingent compensation in the form of equity, subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts will vest after over three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•	Restrictive Covenants. Most investment professionals who have received equity grants have agreed are subject to notice periods and restrictive covenants which may include non-compete and non-solicit restrictions. In addition, depending on participation. levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

Putnam Investment Management, LLC

In order to attract and retain top talent, Putnam offers competitive compensation packages. Our total compensation program, which includes base salary, incentive pay, and other retirement and benefit perquisites, compares favorably with other firms in the industry. Putnam’s Human Resources Department periodically conducts reviews to ensure that our compensation packages remain competitive.

While there is no guarantee that investment objectives will be met, our investment compensation program aligns manager goals with the firm’s chief objective – delivering strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling three-year period. It emphasizes long-term performance goals and does not offer any extra incentives for outperforming by a wide margin over short-term periods. Incentive targets are set on an individual basis for investment staff. These targets are based on the top quartile of the market and are designed to reward performance at this level with the primary bonus driver being fund performance against the market over three years. In particular:

•	Portfolio managers who achieve top-quartile returns, consistent with fund mandates and strong risk controls, are eligible for full bonuses

•	Portfolio managers who deliver median performance will receive 50% of their target bonus

•	Portfolio managers who deliver bottom-quartile performance will typically receive no bonus

In addition to their individual performance, evaluations take into account the performance of their group and a subjective component. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. As well as incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience.

Pyramis Global Advisors, LLC

Stephen Balter and Christopher Galizio are the portfolio managers of the Pyramis Focused Large Cap Growth strategy and receive compensation for their services. As of December 31, 2013, portfolio managers compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and experience at FMR, Pyramis or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other Pyramis equity funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, and peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to and leadership within the Pyramis investment platform. The portion of the portfolio manager’s bonus that is linked to the investment performance of Pyramis Focused Large Cap Growth strategy is based on the pre-tax investment performance of the strategy measured against the Russell 1000 Growth Index, and the pre-tax investment performance of the strategy within the eVestment Alliance Large Cap Growth Equity. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of Pyramis Global Advisors Holdings Corp., Pyramis’ parent company. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of Pyramis and its affiliates.

Templeton Investment Counsel, LLC

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

The Boston Company Asset Management, LLC

Our rewards program was designed to foster a culture of individual excellence and teamwork and to reward efforts toward these goals accordingly. The primary mission of our firm is to deliver alpha utilizing a fundamental investment research and portfolio management approach, while being diligent risk managers. We believe our rewards program provides the appropriate incentives to give us the ability to consistently deliver on that commitment to our clients.

Portfolio Managers: With the exception of the most senior portfolio managers in the firm (described separately below), the portfolio managers’ compensation is comprised primarily of a market-based salary and incentive compensation, including both annual cash and long-term incentive awards. Portfolio managers are eligible to receive annual cash bonus awards, and annual incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Additionally, most portfolio managers are also eligible to participate in any Franchise Dividend Pool (described separately below) created by their team. Actual individual awards are determined based on The Boston Company’s financial performance, individual investment performance, individual contribution and other qualitative factors.

Select Senior Portfolio Managers: Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate our top investment professionals for superior investment performance and business results. The base incentive is a two stage model: an opportunity range is determined based on the level of current business (AUM, revenue) and an assessment of long-term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on seven discretionary factors (e.g. leadership, teamwork, etc.) and the asset size and revenue growth or retention of the products managed. In addition to the base incentive, the senior portfolio managers and their teams are eligible for a Franchise Dividend award, whereby if the team meets a pre-established contribution margin, any excess contribution is shared between the team and The Boston Company and is paid out in both cash and long-term incentives. Lastly, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.

Research Analysts: For research analysts and other investment professionals, incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors. Additionally, most research analysts are also eligible to participate in any Franchise Dividend Pool (described separately above) created by their team.

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long-Term Retention Incentive Plan is through a pre-determined fixed percentage of overall Boston Company profitability. Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Long-Term Retention Incentive Plan: All portfolio managers and analysts are also eligible to participate in The Boston Company Long-Term Retention Incentive Plan. This plan provides for an annual award, payable in deferred cash and/or BNY Mellon restricted stock and/or Boston Company restricted shares (three-year cliff vesting period for all). The final value of the deferred cash portion of the award will be determined by reference to the investment results of select Boston Company products (the “Measurement Funds”). The final award payment will include any appreciation/depreciation of the principal award over the measurement period. The appreciation/depreciation will be determined by reference to the investment results of the Measurement Funds.

The final value of The Boston Company restricted shares will be based on any appreciation/depreciation of the fair value of The Boston Company over the measurement period, as determined by a third-party provider using both income and market approaches. The valuation is based on input and information provided to them by The Boston Company and BNY Mellon Asset Management as well as the provider’s assessment of the firm’s growth, risk and profitability in relation to The Boston Company’s industry peer group. Providing this diverse group of “currencies” within our long-term incentive plan allows for The Boston Company’s professionals to be best aligned with our clients, our parent and all of their Boston Company colleagues.

All incentive awards made under our rewards program are subject to standard forfeiture and clawback provisions.

Thompson, Siegel & Walmsley LLC

TS&W believes the firm’s compensation structure is competitive within the industry. The Portfolio Manager for the TS&W Mid Cap Value strategy is Brett P. Hawkins, CFA. He is considered a key employee and is subject to the following compensation description:

TS&W’s compensation strategy is to provide competitive base salaries commensurate with an individual’s responsibility and provide incentive bonus awards that may significantly exceed base salary. Annually, the TS&W Remuneration Committee is responsible for determining the discretionary bonus, utilizing an analytical and qualitative assessment process. While it is not a formulaic decision, factors used to determine compensation are commitment to TS&W’s core values (Focus, Integrity, Teamwork and Excellence), long-term performance, the product’s strategic position in the overall success of TS&W, and support of marketing/client service commitments. Some key associates may be awarded cash bonuses and deferred TS&W equity grants. All qualified employees participate in the TS&W Employees’ Retirement Plan.

Brett P. Hawkins, CFA also serves as a Co-Portfolio Manager on TS&W’s SMID strategy team. . TS&W does not consider any material conflicts arising as a result of his additional portfolio manager responsibilities.

WEDGE Capital Management, L.L.P (“WEDGE”)

WEDGE structures its incentive compensation plans to reward all professionals for their contribution to the growth and profitability of the firm. Compensation is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager. General Partners, including Paul VeZolles and John Norman, are compensated via a percentage of the firm’s net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals, including John Carr, receive a competitive salary and bonus based on the firm’s investment and business success and their specific contribution to that record. Measurements are based on both quantitative and qualitative statistics. WEDGE employees are not subject to employment contracts but the firm’s eight General Partners must abide by the Partnership Agreement, which, among many provisions, includes non-compete clauses and required minimum years of service.

Wellington Management Company, LLP

Wellington Management receives a fee based on the assets under management of the NVIT Multi-Manager Large Cap Value Fund and the NVIT Multi-Manager Small Cap Growth Fund (the “Funds”) as set forth in the Subadvisory Agreement between Wellington Management, Nationwide Variable Insurance Trust and Nationwide Fund Advisors on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Funds. The following information is as of December 31, 2013.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. The base salary for the other Portfolio Manager is determined by the Portfolio Manager‘s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager‘s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Palmer is a partner of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
NVIT Multi-Manager Large Cap Value Fund	Russell 1000 Value Index

NVIT Multi-Manager Small Cap Growth Fund	Russell 2000 Growth Index

Wells Capital Management, Inc.

The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1-3, and 3-5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses.

Winslow Capital Management, LLC

In an effort to retain key personnel, Winslow Capital has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. The compensation plan is determined by the Winslow Capital Operating Committee and is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. The portfolio managers have long-term employment agreements and are subject to non-competition/non-solicitation restrictions.

The Operating Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual’s performance, client results and the profitability of the firm. Finally employees of Winslow Capital, including the portfolio managers, have received profit interests in the firm which entitle their holders to participate in the firm’s growth over time.

OTHER MANAGED ACCOUNTS

(As of December 31, 2013)

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

Name of Portfolio Manager	Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2013)
American Century Investment Management, Inc.

Phillip N. Davidson	Mutual Funds: 12 accounts, $22.160 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $1.521 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 4 accounts, $425.2 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Michael Liss	Mutual Funds: 12 accounts, $22.160 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $1.521 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 4 accounts, $425.2 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Kevin Toney	Mutual Funds: 12 accounts, $22.160 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 5 accounts, $1.521 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 4 accounts, $425.2 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Brian Woglom	Mutual Funds: 7 accounts, $7.115 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 1 account, $17.1 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 2 accounts, $82.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Brian Brady	Mutual Funds: 1 accounts, $663.9 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 2 accounts, $278.7 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2013)
Mark S. Kopinski	Mutual Funds: 3 accounts, $1.318 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 4 accounts, $599.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Gregory J. Woodhams	Mutual Funds: 9 accounts, $14.779 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $207.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 9 accounts, $1.607 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

E.A. Prescott LeGard	Mutual Funds: 8 accounts, $14.762 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $207.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 9 accounts, $1.607 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

BlackRock Investment Management, LLC

Alan Mason	Mutual Funds: 19 accounts, $5.48 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 636 accounts, $366.4 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 944 accounts, $298.8 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Christopher Bliss	Mutual Funds: 59 accounts, $59.50 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 127 accounts, $284 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 185 accounts, $571.9 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Greg Savage	Mutual Funds: 246 accounts, $547 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 85 accounts, $37.15 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 13 accounts, $527.5 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Scott Radell	Mutual Funds: 74 accounts, $129.3 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 99 accounts, $129.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 71 accounts, $76.04 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2013)

Karen Uyehara	Mutual Funds: 74 accounts, $129.3 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 99 accounts, $129.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 71 accounts, $76.04 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Brookfield Investment Management Inc.

Jason Baine	Mutual Funds: 5 accounts, $760,241,007 total assets (1 account, $285,590,316 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 5 accounts, $652,175,170 total assets (2 accounts, $479,870,769 total assets for which the advisory fee is based on performance)

Other Accounts: 16 accounts, $1,319,117,477 total assets (2 accounts, $370,235,787 total assets for which the advisory fee is based on performance)

Bernhard Krieg	Mutual Funds: 5 accounts, $760,241,007 total assets (1 account, $285,590,316 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 5 accounts, $652,175,170 total assets (2 accounts, $479,870,769 total assets for which the advisory fee is based on performance)

Other Accounts: 16 accounts, $1,319,117,477 total assets (2 accounts, $370,235,787 total assets for which the advisory fee is based on performance)

Dimensional Fund Advisors LP

Karen Umland	Mutual Funds: 58 accounts, $102,174,335,301 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 9 accounts, $2,693,637,796 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 30 accounts, $13,376,886,586 total assets (1 account, $343,898,318 total assets for which the advisory fee is based on performance)

Joseph H. Chi	Mutual Funds: 105 accounts, $199,338,375,973 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 19 accounts, $10,577,673,439 total assets (1 account, $234,405,833 total assets for which the advisory fee is based on performance)

Other Accounts: 73 accounts, $18,852,373,873 total assets (1 account, $343,898,318 total assets for which the advisory fee is based on performance)

Jed S. Fogdall	Mutual Funds: 105 accounts, $199,338,375,973 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 19 accounts, $10,577,673,439 total assets (1 account, $234,405,833 total assets for which the advisory fee is based on performance)

Other Accounts: 73 accounts, $18,852,373,873 total assets (1 account, $343,898,318 total assets for which the advisory fee is based on performance)

Henry F. Gray	Mutual Funds: 93 accounts, $199,338,375,973 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 19 accounts, $10,577,673,439 total assets (1 account, $234,405,833 total assets for which the advisory fee is based on performance)

Other Accounts: 73 accounts, $18,852,373,873 total assets (1 account, $343,898,318 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2013)
Epoch Investment Partners, Inc.

Janet K. Navon	Mutual Funds: 6 accounts, $1,242 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 9 accounts, $2,095 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 9 accounts, $616 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

David N. Pearl	Mutual Funds: 9 accounts, $2,133 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 24 accounts, $5,643 million total assets (2 accounts, $208 million total assets for which the advisory fee is based on performance)

Other Accounts: 86 accounts, $9,180 million total assets (14 accounts, $2,220 total assets for which the advisory fee is based on performance)

Michael A. Welhoelter	Mutual Funds: 21 accounts, $10,158 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 48 accounts, $12,541 million total assets (2 accounts, $208 million total assets for which the advisory fee is based on performance)

Other Accounts: 163 accounts, $15,556 million total assets (18 accounts, $3,109 total assets for which the advisory fee is based on performance)

Federated Investment Management Company

Mark E. Durbiano	Mutual Funds: 20 accounts, $11.6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $29.7 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 2 accounts, $86 million total assets (2 accounts, $192.3 million total assets for which the advisory fee is based on performance)

HighMark Capital Management, Inc.

Derek Izuel	Mutual Funds: 7 accounts, $2,220,286 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 1 account, $86,587 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

E. Jack Montgomery	Mutual Funds: 6 accounts, $1,329,123 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $70,978 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 31 accounts, $1,016,525 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Jeffrey Klein	Mutual Funds: 5 accounts, $1,318,278 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $70,978 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 31 accounts, $1,016,525 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2013)

Gregory Lugosi	Mutual Funds: 5 accounts, $1,318,278 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $70,978 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 31 accounts, $1,016,525 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

David Wines	Mutual Funds: 8 accounts, $1,696,724 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 11 accounts, $ total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Invesco Advisers, Inc.

Shuxin Cao	Mutual Funds: 16 accounts, $20,797.4 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $579.9 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 9,698 accounts, $4,380.8 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Matthew W. Dennis	Mutual Funds: 12 accounts, $16,655.4 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 5 accounts, $786.1 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 9,697 accounts, $4,071.1 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Jason T. Holzer	Mutual Funds: 16 accounts, $18,796.8 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 9 accounts, $2,491.0 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 9,698 accounts, $4,380.8 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Clas G. Olsson	Mutual Funds: 13 accounts, $16,935.7 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 9 accounts, $2,491.0 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 9,698 accounts, $4,380.8 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Mark Jason	Mutual Funds: 12 accounts, $19,231.6 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $278.1 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 9,697 accounts, $4,071.1 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2013)

Brent Bates	Mutual Funds: 10 accounts, $15,355.9 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 9,697 accounts, $4,071.1 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Richard Nield	Mutual Funds: 10 accounts, $16,2063.7 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 7 accounts, $1,911.1 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 9,697 accounts, $4,071.1 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Devin Armstrong	Mutual Funds: 11 accounts, $20,978.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $190.8 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 3,326 accounts, $564.1 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Kevin Holt	Mutual Funds: 11 accounts, $20,978.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $190.8 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 3,326 accounts, $564.1 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

James Warwick	Mutual Funds: 11 accounts, $20,978.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $190.8 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 3,326 accounts, $564.1 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Matthew Seinsheimer	Mutual Funds: 11 accounts, $20,978.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $190.8 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 3,326 accounts, $564.1 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

JPMorgan Investment Management, Inc.

Phillip Hart	Mutual Funds: 17 accounts, $7,139 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 3 accounts, $532 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 1 accounts, $221 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2013)

Jeroen Huysinga	Mutual Funds: 11 accounts, $4,097 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 13 accounts, $7,828 million total assets (1 account, $298 million total assets for which the advisory fee is based on performance)

Other Accounts: 32 accounts, $7,813 million total assets (5 accounts, $5,228 million total assets for which the advisory fee is based on performance)

Georgina Perceval Maxwell	Mutual Funds: 11 accounts, $4,097 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 10 accounts, $5,134 million total assets (1 account, $298 million total assets for which the advisory fee is based on performance)

Other Accounts: 29 accounts, $6,853 million total assets (5 accounts, $5,228 million total assets for which the advisory fee is based on performance)

Dennis S. Ruhl	Mutual Funds: 24 accounts, $12,716 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 5 accounts, $803 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 4 accounts, $790 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Gerd Woort-Menker	Mutual Funds: 17 accounts, $11,839 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 17 accounts, $8,792 million total assets (1 account, $298 million total assets for which the advisory fee is based on performance)

Other Accounts: 32 accounts, $7,467 million total assets (4 accounts, $5,048 million total assets for which the advisory fee is based on performance)

Lazard Asset Management LLC

Paul Moghtader	Mutual Funds: 2 accounts, $320,138,777 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 6 accounts, $857,297,426 total assets (1 account, $425,053,826 total assets for which the advisory fee is based on performance)

Other Accounts: 22 accounts, $ 1,385,090,484 total assets (2 accounts, $ 374,761,678 total assets for which the advisory fee is based on performance)

Taras Ivanenko	Mutual Funds: 2 accounts, $320,138,777 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 6 accounts, $857,297,426 total assets (1 account, $425,053,826 total assets for which the advisory fee is based on performance)

Other Accounts: 22 accounts, $ 1,385,090,484 total assets (2 accounts, $ 374,761,678 total assets for which the advisory fee is based on performance)

Susanne Willumsen	Mutual Funds: 2 accounts, $320,138,777 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2013)

Other Pooled Investment Vehicles: 6 accounts, $ 857,297,426 total assets (1 account, $425,053,826 total assets for which the advisory fee is based on performance)

Other Accounts: 22 accounts, $ 1,385,090,484 total assets (2 accounts, $ 374,761,678 total assets for which the advisory fee is based on performance)

Logan Circle Partners, L.P.

Andrew J. Kronschnabel	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 33 accounts, $6,573 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Scott J. Moses	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $12 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 4 accounts, $646 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Timothy L. Rabe	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $262 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 28 accounts, $4,046 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Todd Howard	Mutual Funds: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $12 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 4 accounts, $646 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Massachusetts Financial Services Company

Matthew W. Krummell	Mutual Funds: 8 accounts, $2.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $196 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 11 accounts, $3.3 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Jonathan W. Sage	Mutual Funds: 9 accounts, $14.8 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 3 accounts, $422.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 18 accounts, $6 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2013)
Morgan Stanley Investment Management

Sam Chainani	Mutual Funds: 26 accounts, $27,710,928,867 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 6 accounts, $7,069,998,124 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 12 accounts, $2,219,909,516 total assets (2 accounts, $593,014,268 total assets for which the advisory fee is based on performance)

David Cohen	Mutual Funds: 26 accounts, $27,710,928,867 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 6 accounts, $7,069,998,124 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 12 accounts, $2,219,909,516 total assets (2 accounts, $593,014,268 total assets for which the advisory fee is based on performance)

Dennis Lynch	Mutual Funds: 26 accounts, $27,710,928,867 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 6 accounts, $7,069,998,124 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 12 accounts, $2,219,909,516 total assets (2 accounts, $593,014,268 total assets for which the advisory fee is based on performance)

Armistead Nash	Mutual Funds: 26 accounts, $27,710,928,867 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 6 accounts, $7,069,998,124 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 12 accounts, $2,219,909,516 total assets (2 accounts, $593,014,268 total assets for which the advisory fee is based on performance)

Alexander Norton	Mutual Funds: 26 accounts, $27,710,928,867 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 6 accounts, $7,069,998,124 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 12 accounts, $2,219,909,516 total assets (2 accounts, $593,014,268 total assets for which the advisory fee is based on performance)

Jason Yeung	Mutual Funds: 26 accounts, $27,710,928,867 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 6 accounts, $7,069,998,124 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 12 accounts, $2,219,909,516 total assets (2 accounts, $593,014,268 total assets for which the advisory fee is based on performance)

Nationwide Asset Management, LLC

Joel S. Buck	Mutual Funds: 3 accounts, $302 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 5 accounts, $1,698 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2013)

Gary S. Davis	Mutual Funds: 1 account , $78 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Gary R. Hunt	Mutual Funds: 2 accounts, $224 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Neuberger Berman Fixed Income LLC

Thanos Bardas	Mutual Funds: 5 accounts, $2,427.6 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 11 accounts, $1,313.4 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 46 accounts, $13,817.7 total assets (3 accounts, $265.4 total assets for which the advisory fee is based on performance)

Andrew Johnson	Mutual Funds: 7 accounts, $2,947.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 15 accounts, $3,630 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 98 accounts, $26,890.0 million total assets (1 account, $239.9 total assets for which the advisory fee is based on performance)

Thomas J. Marthaler	Mutual Funds: 5 accounts, $2,427.6 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $122.7 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 29 accounts, $7,536.4 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

David M. Brown	Mutual Funds: 5 accounts, $2,877.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 14 accounts, $3,122.1 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 71 accounts, $23,474.7 million total assets (2 accounts, $291.2 million total assets for which the advisory fee is based on performance)

Thomas A. Sontag	Mutual Funds: 7 accounts, $3,132.7 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 6 accounts, $1,885.2 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 254 accounts, $28,759.4 million total assets (1 account, $64.6 million total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2013)
Neuberger Berman Management LLC

Robert D’Alelio	Mutual Funds: 1 account, $15,146 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $410 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 34 accounts, $3,057 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Ingrid Dyott	Mutual Funds: 2 accounts, $2,710 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 176 accounts, $1,468 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Arthur Moretti	Mutual Funds: 2 accounts, $2,710 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 176 accounts, $1,468 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Richard S. Nackenson	Mutual Funds: 1 account, $1,980 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $1,089 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 763 accounts, $1,249 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Kenneth J. Turek	Mutual Funds: 4 accounts, $1,194 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 2 accounts, $874 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Judith M. Vale	Mutual Funds: 1 accounts, $15,416 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $410 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 34 accounts, $3,057 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Oppenheimer Funds, Inc.

Ronald J. Zibelli, Jr.	Mutual Funds: 5 accounts, $4.24 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $34.99 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2013)

Ash Shah	Mutual Funds: 5 accounts, $4.24 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $34.99 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Putnam Investment Management, LLC

Eric N. Harthun	Mutual Funds: 6 accounts, $1,462.7 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $12.2 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 3 accounts, $640.2 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Pyramis Global Advisors, LLC

Christopher Galizio, CFA	Mutual Funds: 3 accounts, $2,302 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 4 accounts, $661 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 14 accounts, $3,761 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Stephen Balter	Mutual Funds: 3 accounts, $2,302 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 4 accounts, $661 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 14 accounts, $3,761 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Templeton Investment Counsel, LLC

Cindy L. Sweeting	Mutual Funds: 15 accounts, $20,989.5 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 3 accounts, $2,350.4 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 36 accounts, $13,615.5 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Antonio T. Docal	Mutual Funds: 7 accounts, $9,788.2 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 6 account, $3,107 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 45 accounts, $8,866.7 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Peter Nori	Mutual Funds: 12 accounts, $18,540.5 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $1,223.1 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 29 accounts, $5,288 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2013)
The Boston Company Asset Management, LLC

Sean P. Fitzgibbon, CFA	Mutual Funds: 14 accounts, $4.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 5 accounts, $377.9 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 21 accounts, $3.4 billion total assets (2 accounts, $184.3 total assets for which the advisory fee is based on performance)

Jay Malikowski	Mutual Funds: 14 accounts, $4.7 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 5 accounts, $377.9 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 21 accounts, $3.4 billion total assets (2 accounts, $184.3 total assets for which the advisory fee is based on performance)

Elizabeth Slover	Mutual Funds: 13 accounts, $5.5 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 3 accounts, $214.4 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 19 accounts, $1.4 billion total assets (2 accounts, $17 million total assets for which the advisory fee is based on performance)

David Sealy	Mutual Funds: 13 accounts, $5.5 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 3 accounts, $214.4 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 19 accounts, $1.4 billion total assets (2 accounts, $17 million total assets for which the advisory fee is based on performance)

Barry Mills	Mutual Funds: 13 accounts, $5.5 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 3 accounts, $214.4 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 19 accounts, $1.4 billion total assets (2 accounts, $17 million total assets for which the advisory fee is based on performance)

Brian Ferguson	Mutual Funds: 11 accounts, $4.3 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $235.2 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 36 accounts, $4 billion total assets (3 accounts, $830.5 million total assets for which the advisory fee is based on performance)

John Bailer	Mutual Funds: 11 accounts, $4.3 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 2 accounts, $235.2 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 36 accounts, $4 billion total assets (3 accounts, $830.5 million total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2013)
Thompson, Seigel & Walmsley LLC

Brett P. Hawkins	Mutual Funds: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $33.3 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 44 accounts, $1,712.5 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

WEDGE Capital Management, L.L.P.

Paul VeZolles	Mutual Funds: 3 accounts, $465,083,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 155 accounts, $5,035,507,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

John Norman	Mutual Funds: 3 accounts, $465,083,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 155 accounts, $5,035,507,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

John Carr	Mutual Funds: 3 accounts, $465,083,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 155 accounts, $5,035,507,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Wellington Management Company, LLP

David Palmer	Mutual Funds: 5 accounts, $2,046,171,067 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 1 account, $38,604,840 total assets (1 account, $763,333,512 total assets for which the advisory fee is based on performance)

Other Accounts: 0 account, $ 0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Mammen Chally	Mutual Funds: 9 accounts, $2,872,790,863 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 3 accounts, $127,703,960 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 2 accounts, $305,717,818 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Wells Capital Management, Inc.

Thomas J. Pence	Mutual Funds: 17 accounts, $9,063 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 4 accounts, $308 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 55 accounts, $1,770 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Name of Portfolio Manager	Managed by Each Portfolio Manager and Total Assets by Category (As of December 31, 2013)

Christopher J. Warner	Mutual Funds: 7 accounts, $4,589 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 0 accounts, $0 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 55 accounts, $1,770 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Michael T. Smith	Mutual Funds: 17 accounts, $9,063 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 4 accounts, $308 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 120 accounts, $6,431 million total assets (1 account, $81 million total assets for which the advisory fee is based on performance)

Winslow Capital Management, LLC

Justin H. Kelly	Mutual Funds: 7 accounts, $ 24,345,000,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 7 accounts, $2,137,000,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 1,642 accounts, $10,696,000,000 total assets (4 accounts, $545,000,000 total assets for which the advisory fee is based on performance)

Clark J. Winslow	Mutual Funds: 7 accounts, $ 24,345,000,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 7 accounts, $2,137,000,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 1,642 accounts, $10,696,000,000 total assets (4 accounts, $545,000,000 total assets for which the advisory fee is based on performance)

Patrick M. Burton	Mutual Funds: 7 accounts, $ 24,345,000,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Pooled Investment Vehicles: 7 accounts, $2,137,000,000 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Other Accounts: 1,642 accounts, $10,696,000,000 total assets (4 accounts, $545,000,000 total assets for which the advisory fee is based on performance)

POTENTIAL CONFLICTS OF INTEREST

American Century Investment Management, Inc.

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, U.S. growth small- and mid-cap, U.S. growth large-cap, value, global and non-U.S., fixed income and asset allocation. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains an ethical wall around each of its equity investment disciplines (U.S. growth large-cap, U.S. growth mid-and small-cap, value, quantitative equity and global and non-U.S.), meaning that access to information regarding any portfolio’s transactional activities is only available to team members of the investment discipline that manages such portfolio The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

BlackRock Investment Management, LLC (“BlackRock”)

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Radell and Ms. Uyehara may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Radell and Ms. Uyehara may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Brookfield Investment Management Inc. (“Brookfield”)

Brookfield has adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for Brookfield and its employees. In the course of our normal business, Brookfield or its employees may encounter situations where we face a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of Brookfield or its employees diverge from those of a client or when Brookfield or its employees have obligations to more than one party whose interests are different. In order to preserve our reputation and comply with applicable legal and regulatory requirements, we believe managing perceived conflicts is as important as managing actual conflicts.

Dimensional Fund Advisors LP (“Dimensional”)

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one fund and other accounts. Other accounts include registered mutual funds (other than the NVIT Multi-Manager International Value Fund), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, “Accounts”). An Account may have similar investment objectives to the NVIT Multi-Manager International Value Fund, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by the NVIT Multi-Manager International Value Fund. Actual or apparent conflicts of interest include:

•	Time Management. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or Account. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Certain Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the NVIT Multi-Manager International Value Fund.

•	Investment Opportunities. It is possible that at times identical securities will be held by more than one Account. However, positions in the same security may vary and the length of time that any Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Account, the NVIT Multi-Manager International Value Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple Accounts.

•	Broker Selection. With respect to securities transactions for the NVIT Multi-Manager International Value Fund, Dimensional determines which broker to use to execute each order, consistent with Dimensional’s duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for NVIT Multi-Manager International Value Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the NVIT Multi-Manager International Value Fund or the Account.

•	Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

•	Investment in a fund or Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to NVIT Multi-Manager International Value Fund or other Accounts for which he or she has portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Epoch Investment Partners, Inc. (“Epoch”)

Epoch’s solitary line of business is investment management; therefore, Epoch believes it would not have any significant conflicts of interest in the management of the Fund other than those conflicts of interest that are customary in asset management. For example, as an asset manager to multiple accounts, Epoch faces conflicts of interest related to the allocation of securities, the sequencing of transactions, fee arrangements, the use of brokerage activity to acquire research or brokerage services, and proxy voting. Epoch faces other conflicts of interest related to the personal trading activities of its employees as well as the corporate investment activities of Epoch itself. Each portfolio manager and analyst at Epoch provides portfolio services to either separately managed accounts or other pooled investment vehicles, including hedge funds.

Federated Investment Management Company (“Federated”)

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). Federated has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

HighMark Capital Management, Inc. (“HighMark”)

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which HighMark believes are faced by investment professionals at most major financial firms. HighMark has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Invesco Advisers, Inc. (“Invesco”)

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Invesco and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	Invesco determines which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

Invesco and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

J.P. Morgan Investment Management Inc.

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JPMorgan)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Lazard Asset Management LLC (“Lazard”)

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio’s component strategies (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts. Potential conflicts of interest may arise because of Lazard’s management of a Portfolio and Similar Accounts, including the following:

1.	Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Lazard may be perceived as causing accounts it manages to participate in an offering to increase the Lazard overall allocation of securities in that offering, or to increase the Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. These potential allocation and trading conflicts are relevant primarily for all portfolio managers of the Portfolios focusing on small capitalization companies, whose shares tend to have more limited and volatile trading than those of companies with larger market capitalizations (Small-Mid Cap and International Small Cap Portfolios).

2.	Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table below, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.

3.	Generally, Lazard and/or some or all of a Portfolio’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.

4	The portfolio managers manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the corresponding Portfolios. In addition, certain hedge funds managed by Lazard (but not the Portfolios’ portfolio managers) may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which a Portfolio invests, Lazard could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts.

Logan Circle Partners, L.P. (“Logan Circle”)

The portfolio managers each manage assets for other accounts such as investment companies, pooled investment vehicles, proprietary accounts and other separate accounts. The side-by-side management of the Fund and these other accounts may raise potential conflicts of interest relating to the aggregation and allocation of securities transactions and allocation of investment opportunities. In addition, Logan Circle and/or its affiliates may receive fees from certain accounts that are higher than the fee it receives from the Fund, including performance-based fees, and Logan Circle or its affiliates may have proprietary investments in certain accounts. In those instances, such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

Although Logan Circle has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of the Fund’s investments could be adversely affected by the manner in which the Logan Circle enters particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as Logan Circle may have an incentive to allocate securities that are expected to increase in value to favored accounts. Orders for the same security on the same day are generally aggregated consistent with Logan Circle’s duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. Logan Circle will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of Logan Circle permits a fair and equitable allocation over time. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

Conflicts of interest also could arise if different client accounts have materially and potentially conflicting investment objectives or strategies. Logan Circle will manage the Fund and other client accounts in accordance with their respective investment objectives and guidelines. As a result, Logan Circle may give advice, and take action with respect to any current or future other client accounts that may compete or conflict with the advice Logan Circle may give to the Fund, or may involve a different timing or nature of action than with respect to the Fund. For example, if a portfolio manager manages accounts that engage in short sales of securities of the type in which the Fund invests, it could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of the Fund may differ significantly from the results achieved by Logan Circle for other client accounts.

Massachusetts Financial Services Company (“MFS”)

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Morgan Stanley Investment Management Inc.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Nationwide Asset Management, LLC (“NWAM”)

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds on the one hand and other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the same portfolio manager may compensate NWAM or its affiliate based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise her discretion in a manner that she believes is equitable to all interested persons. NWAM has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Neuberger Berman Fixed Income LLC (“NBFI”)

NBFI’s portfolio managers are often responsible for managing multiple accounts (including proprietary accounts), which may include separately managed advisory accounts (managed on behalf of institutions such as pension and other retirement plans, corporations, insurance companies, foundations, endowments, trusts, and individuals), mutual funds, various pooled investment vehicles and wrap fee programs. Actual or potential conflicts of interest may arise between a portfolio manager’s management of the investments in the Fund and the management of other accounts. As a result, NBFI and its affiliates have adopted policies and procedures designed to mitigate and manage these conflicts.

Accounts other than the Fund may or may not have similar investment objectives and strategies, benchmarks and time horizons as the Fund. Generally, portfolios in a particular product strategy with similar strategies and objectives are managed similarly. However, portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may take actions on behalf of the Fund that may differ from the timing or nature of action taken with respect to other accounts. For instance, portfolio managers may purchase or sell certain securities for one account and not another. Securities purchased in one account may perform better than the securities purchased in another. Similarly, the sale of securities from one account may cause that account to perform better than others if the value of those securities still held in the other accounts decline. Furthermore, a portfolio manager managing more than one account could take positions in certain accounts that appear inconsistent. A portfolio manager may take a short position in a security that may be held long in another account he manages. For instance, where a portfolio manager wants to take a short position in an account that prohibits shorting, a similar effect may be accomplished by holding the security long but underweighting its position relative to a benchmark. Additional reasons for such portfolio positionings may include, but are not limited to, suitability, capital structure arbitrage, model driven trading, hedging, and client direction. NBFI has policies and procedures in place that seek to manage and monitor this conflict.

Neuberger Berman has implemented policies and procedures (“MNPI Procedures”) that are reasonably designed to prevent the misuse by Neuberger Berman and its personnel of material information regarding issuers of securities that has not been publicly disseminated (“material nonpublic information”). In general, under the MNPI Procedures and applicable law, when Neuberger Berman is in possession of material non-public information related to a publicly-traded security or the issuer of such security, whether acquired unintentionally or otherwise, neither Neuberger Berman nor its personnel are permitted to render investment advice as to, or otherwise trade or recommend a trade in, the securities of such issuer until such time as the information that Neuberger Berman has is no longer deemed to be material non-public information.

In the ordinary course of operations, certain businesses within Neuberger Berman may seek access to material non-public information. For instance, the loan and distressed debt businesses within NBFI may utilize material non-public information in purchasing loans and other debt instruments. The MNPI Procedures address the process by which material non-public information may be acquired intentionally by Neuberger Berman. When considering whether to acquire material non-public information, Neuberger Berman will attempt to balance the interests of all clients, taking into consideration relevant factors. The intentional acquisition of material non-public information may give rise to a potential conflict of interest since NBFI may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that NBFI may purchase or potentially limiting the ability of NBFI to sell such securities.

Potential conflicts of interest may also arise when aggregating and/or allocating trades. NBFI will frequently aggregate trades (both buys and sells) for a client with other NBFI clients when it is determined that such aggregation should result in a more favorable trade execution for such client. NBFI has also adopted trade allocation policies and procedures that seek to treat all clients fairly and equitably when there is a limited investment opportunity that may be suitable for more than one portfolio. NBFI’s trade allocation procedures seek to ensure that no client is favored over another. However, there are numerous factors that might affect whether a particular account participates in a trade allocation or be allocated a different amount than other accounts. Such factors include, but are not limited to, client guidelines, suitability, cash flows, strategy or product specific considerations, issuer or sector exposure considerations and de minimis allocations.

The fees charged to advisory clients by NBFI may differ depending upon a number of factors, including but not limited to, the particular strategy, the size of the portfolio being managed and the investment vehicle. In addition, certain accounts are subject to performance based fees. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over others. To address this conflict, NBFI, as discussed above, has adopted allocation policies that are intended to fairly allocate investment opportunities among client accounts.

Neuberger Berman Management LLC (“NB”)

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. NB Management, Neuberger Berman and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

OppenheimerFunds, Inc.

A portfolio manager may manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of NVIT Multi-Manager Small Cap Growth Fund or NVIT Multi-Manager Small Company Fund (each, a “NVIT Fund”). At times, those responsibilities could potentially conflict with the interests of the NVIT Funds. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, a NVIT Fund’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between a NVIT Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the NVIT Fund. Not all funds and accounts advised by OppenheimerFunds, Inc. (the “Sub-Adviser”) have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of a NVIT Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser’s compliance procedures and Code of Ethics recognize the Sub-Adviser’s obligation to treat all of its clients, including each NVIT Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Putnam Investment Management, LLC (“Putnam”)

Putnam seeks to treat clients fairly and equitably in line with the firm’s fiduciary obligations and client investment objectives. Putnam takes all reasonable steps to identify, record and manage on an ongoing basis any conflicts of interest in accordance with the firm’s policies and procedures. Putnam may, from time to time, implement additional controls in respect of the management of conflicts of interest where necessary. While Putnam is not aware of any particular conflicts of interest specific to the management of the client’s account, there are potential conflicts of interest inherent in the asset management industry. Like other investment managers managing accounts for multiple clients with differing objectives and fee structures, we face various potential conflicts of interest as part of our business – for example, in areas such as trade allocation, portfolio trading, employees’ personal trading, political and lobbying activities, and distribution activities. Putnam seeks to address these potential conflicts, which we believe are also present for our competitors, through specific policies and procedures that relate to individual areas of potential conflict, rather than by means of an overall principle-based or ad hoc approach. Our compliance policies consist of a limited number of general statements, combined with a large number of policies with detailed provisions. The philosophy has been to prepare policies which in a concrete way set forth requirements, procedures and responsibilities. Policies and procedures relating to each conflict of interest are reviewed, tested for effectiveness, and updated periodically, with the goal of having each policy subject to review, testing and updating at least annually.

Notwithstanding that each identified conflict of interest is addressed by means of specific policies, a key function of the Compliance Department, working with management, is to monitor new areas in which conflicts may arise or the nature of conflicts may change over time. This function is addressed through the systematic annual process of updating and reviewing the compliance program, discussed above, as well as by periodic overall “risk map” assessments of areas of risk (including compliance risks) for the firm.

The below summary of potential conflicts is not inclusive of all potential conflicts that may exist between the adviser and the client. Please see Putnam’s Form ADV Part 2 for further disclosures regarding potential conflicts of interest.

1. Fairness of trading allocation and order priority amongst Clients

Putnam maintains trading aggregation, allocation and best execution policies and procedures that seek to ensure that all trades are treated on a fair and equitable basis. Trade aggregation and allocation procedures are reviewed regularly. Generally, the purchases and sales of securities by Putnam on behalf of clients are effected on an aggregated basis. Subject to the overriding requirements to seek most favorable price and execution under the circumstances, Putnam receives brokerage and research products and services from broker dealers, including from broker dealers with which Putnam places its clients’ portfolio transactions (so-called proprietary research) and from third-party brokers.

2. Soft Dollars

Putnam may allocate trades to generate “soft dollar credits” for brokerage services and trading systems and investment research reports and other research products and services from third-party providers when, in Putnam’s judgment, trading through the firm generating the research would not be feasible or in the account’s best interest. Some of these products and services are of value to Putnam and its affiliates in advising several of their clients, although not all of these services are necessarily useful and of value in managing any particular account. Clients do not receive a direct monetary benefit, however, although brokerage and research products and services so obtained may be useful to Putnam in providing investment advice to all of the clients it advises.

3. The Use of Sensitive Client Data and Non-Public Information

Putnam has a number of policies and procedures to protect the confidentiality of our client information, and in particular, not to sell information about clients or their accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

4. Information barriers between Putnam and its affiliates/subsidiaries

To help ensure that sensitive decision information cannot be used to disadvantage clients, Putnam has established, on its own behalf and for each of its subsidiaries, information barrier (or so-called “Chinese Wall” procedures) regarding portfolio holdings information The investment management and trading functions at Putnam and its subsidiaries and the investment management subsidiaries of its parent company, Power Corporation of Canada, are autonomous and operate separately from each other. These functions include all decision-making on what, how and when to buy, sell or hold specific securities in client portfolios and the trading related to implementation of these decisions. Information barrier policies are intended to permit the investment management and trading functions of each firm to operate without regard to or interference from the other and to provide reasonable assurances that sensitive investment management and trading information will not be shared between Putnam and the other Power business units.

5. Code of Ethics

Putnam maintains a Code of Ethics, which applies to all employees of Putnam, that regulates the personal securities trading activities of these employees and the trading activity of certain family members and entities (such as corporations, trusts, or partnerships) that employees may be deemed to control or influence. The Code of Ethics imposes limits on activities of employees of Putnam and the Putnam investment advisers where the activity may conflict with the interests of clients of Putnam or the Putnam investment advisers. These include certain personal trading restrictions, prohibitions against the buying and selling of any security while either Putnam or the employee is in possession of material, non-public information (inside information) concerning the security or the issuer, and limits on the receipt and solicitation of gifts and on service as a fiduciary for a person or entity outside of Putnam. As a condition of employment, every employee accepts the obligation to comply with the letter and the spirit of the Code.

Pyramis Global Advisors, LLC

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR Co. or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Templeton Investment Counsel, LLC

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The Boston Company Asset Management, LLC

Introduction

A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC (“TBCAM”) has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at TBCAM.

These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within TBCAM, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of TBCAM. Further, the Chief Compliance Officer of TBCAM shall maintain a Conflicts Matrix that further defines the conflicts specific to TBCAM.

New Investment Opportunities

Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

•	TBCAM has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

Compensation

Potential Conflict: A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if TBCAM receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager’s compensation.

•	Portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for the TBCAM Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. In general, bonus awards are based initially on TBCAM’s financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.

Investment Objectives

Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

•	To mitigate the conflict in this scenario TBCAM has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Trading

Potential Conflict: A portfolio manager could favor one account over another in the allocation of shares or price in a block trade. Particularly in cases when a portfolio manager buys or sells a security for a group of accounts in an aggregate amount that may influence the market price of the stock, certain portfolios could receive a more favorable price on earlier executions than accounts that participate subsequent fills. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

•	When a portfolio manager intends to trade the same security for more than one account, TBCAM policy generally requires that such orders be “bunched,” which means that the trades for the individual accounts are aggregated and each portfolio receives the same average price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, TBCAM will place the order in a manner intended to result in as favorable a price as possible for such client.

•	To ensure that trades are being allocated in a fair and equitable manner consistent with our policies, performance dispersion among portfolios in all of TBCAM’s investment strategies is reviewed on a monthly basis. While it is not practicable to examine each individual trade allocation, this performance analysis for strategy-specific portfolio groups provides a reasonable basis to confirm adherence to policy or to highlight potential outliers.

Personal Interest

Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•	All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

Outside Affiliations and Directorship

Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and BNY Mellon’s Corporate Policy on Outside Directorships and Offices (Policy I-A.022). However, in view of the potential conflicts of interest and the possible liability for TBCAM, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

•	In addition to completing the reporting requirements set forth in the BNY Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at TBCAM in a timely manner.

Proxy Voting

Potential Conflict: Whenever TBCAM owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

•	Material conflicts of interest are addressed through the establishment of our parent company’s Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

Personal Trading

Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of TBCAM’s clients.

•	Subject to the personal Securities Trading Policy, employees of TBCAM may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.

•	Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

Client Commission Arrangements

Potential Conflict: Use of client commissions to pay for services that benefit TBCAM and not client accounts.

•	It is the policy of TBCAM to enter into client commission arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. Client commissions may be used for services that qualify as “research” or brokerage”. All 3rd Party Commission services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved by the Brokerage Practices Committee.

Consultant Business

Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms. TBCAM may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

•	TBCAM does not pay referral fees to consultants.

Gifts

Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists.

The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. TBCAM’s Gift Policy supplements the Code of Conduct and provides further clarification for TBCAM employees.

•	TBCAM has established a Gift Policy that supplements the BNY Mellon Code of Conduct and which requires certain reporting and/or prior approval when accepting gifts and entertainment valued in excess of predetermined ranges. On a quarterly basis TBCAM Compliance Personnel review the gifts and entertainment accepted by TBCAM Employees to ensure compliance with the BNY Mellon Code of Conduct and the TBCAM Gift Policy.

Affiliated Brokerage

Potential Conflict: TBCAM is affiliated with certain BNY Mellon affiliated broker dealers.

•	TBCAM does not execute brokerage transactions directly with BNY Mellon affiliated brokers. An exception to this prohibition is where a client has provided affirmative written direction to TBCAM to execute trades through a BNY Mellon affiliated broker as part of a directed brokerage arrangement that the client has with such affiliated broker. TBCAM also maintains Affiliated Brokerage and Underwriting Policy and Procedures.

Thompson, Siegel & Walmsley LLC (“TS&W”)

TS&W has identified a number of real, potential or perceived conflicts of interest and adopted various procedures and internal controls to review, monitor and ensure the possible effects of conflicts are minimized. Conflicts of interest:

•	A portfolio manager managing multiple accounts or strategies may result in them devoting unequal time and attention to the management of each account. The use of a common investment process across all investment strategies, including this Fund, assists in addressing this conflict.
•	Portfolio managers may identify securities that are appropriate investments for more than one account and/or strategy. Whenever decisions are made to buy or sell securities for the Fund and one or more other accounts or strategies simultaneously, TS&W may aggregate the purchases and sales. It will allocate the executions in a manner, typically pro rata or in a manner that TS&W believes equitable under the circumstances, typically on a pro-rata basis. As a result, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. TS&W feels its allocation procedures appropriately address this potential conflict arising from simultaneous transactions.
•	TS&W’s Code of Ethics is designed to detect and prevent conflicts of interest when its portfolio managers and other TS&W personnel, own, buy or sell securities that may be owned, bought or sold by the Fund or other TS&W clients. TS&W’s Code of Ethics addresses this potential conflict by maintaining specific pre-clearance procedures, including blackout dates and restricted lists.
•	The simultaneous management of long and short portfolios may create a conflict including the risk that the short sale activity could adversely affect the market value of long position and vice versa. TS&W has adopted procedures it believes are reasonably designed to mitigate this potential conflict. TS&W has one strategy that may short securities, which is permitted to short securities held in a TS&W primary strategy only if the security exceeds $10 billion in market capitalization.
•	TS&W may trade its proprietary account in conjunction with other client accounts. TS&W addresses this conflict by identifying that this practice may exist in its Form ADV Part 2A, and that trading in proprietary accounts is to be performed in a manner that does not give an improper advantage to TS&W’s proprietary account to the detriment of any client account.

WEDGE Capital Management L.L.P. (“WEDGE”)

During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. Those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities. WEDGE is therefore forced to consider the possible personal conflicts that occur for an analyst and portfolio manager as well as those for the firm when a security is recommended for purchase or sale. When trading securities, WEDGE must address the issues surrounding the selection of brokers to execute trades considering the personal conflicts of the trader and the firm’s conflict to obtain best execution of client transactions versus offsetting the cost of research or enhancing its relationship with a broker for potential future gain. And finally, WEDGE must consider the implications that a limited supply or demand for a particular security poses on the allocation of that security across accounts.

To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE or its employees, WEDGE has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, and others designed to prevent and detect conflicts when they occur. WEDGE reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.

Wellington Management Company, LLP (“Wellington Management”)

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to that of the relevant Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Palmer also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Wells Capital Management, Inc. (“Wells Capital Management”)

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Winslow Capital Management, LLC (“Winslow Capital”)

A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager; and

•	An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

To address potential conflicts of interest, Winslow Capital has adopted various policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a fair and appropriate manner. In addition, Winslow Capital has adopted a Code of Ethics that recognizes the manager’s obligation to treat all of its clients, including the Fund, fairly and equitably. These policies, procedures and the Code of Ethics are designed to restrict the portfolio manager from favoring one client over another. There is no guarantee that the policies, procedures and the Code of Ethics will be successful in every instance, however because Winslow Capital offers only one investment product: Large Cap Growth, and all accounts are managed essentially identically, Winslow Capital does not believe any material conflicts of interest exist between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, nor in allocation of investment opportunities.

APPENDIX D - 5% SHAREHOLDERS

SHAREHOLDER	No. SHARES	% OWNERSHIP
AMERICAN CENTURY NVIT GROWTH FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1763480.852	32.76%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	685720.239	12.74%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	810183.530	15.05%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1436975.230	26.69%
AMERICAN CENTURY NVIT GROWTH FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	2978616.004	99.16%
AMERICAN CENTURY NVIT GROWTH FUND CLASS IV
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1035243.002	84.16%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	106640.042	8.67%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	81669.375	6.64%
AMERICAN CENTURY NVIT MULTI CAP VALUE FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	2010225.801	15.02%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	7254666.459	54.20%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	2763579.478	20.65%
AMERICAN CENTURY NVIT MULTI CAP VALUE FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	8540657.727	98.29%
FEDERATED NVIT HIGH INCOME BOND FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	2585234.731	32.99%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	3120812.128	39.82%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	877400.322	11.19%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	710460.300	9.06%

SHAREHOLDER	No. SHARES	% OWNERSHIP
INVESCO NVIT COMSTOCK VALUE FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	754387.038	22.43%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	2018928.555	60.04%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	180659.210	5.37%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	217615.656	6.47%
INVESCO NVIT COMSTOCK VALUE FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	11185361.857	99.63%
INVESCO NVIT COMSTOCK VALUE FUND CLASS IV
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1090865.593	82.78%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	112945.000	8.57%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	102055.275	7.74%
NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1494069.787	8.16%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	6316814.450	34.49%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	7501381.088	40.96%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1332130.394	7.27%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1287600.827	7.03%
NEUBERGER BERMAN NVIT MULTI CAP OPPORTUNITIES FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	2896656.440	99.76%
NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	63564.620	8.80%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	363342.602	50.33%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	258384.090	35.79%

SHAREHOLDER	No. SHARES	% OWNERSHIP
NEUBERGER BERMAN NVIT SOCIALLY RESPONSIBLE FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	11196211.263	96.93%
NVIT BOND INDEX FUND CLASS Y
NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND KING OF PRUSSIA PA 19406	21021852.314	9.63%
NVIT INVESTOR DESTINATIONS MODERATE FUND KING OF PRUSSIA PA 19406	72215099.368	33.07%
NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND KING OF PRUSSIA PA 19406	30478449.029	13.96%
NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND KING OF PRUSSIA PA 19406	30410744.213	13.92%
NVIT CORE BOND FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	69695.400	5.10%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	584099.718	42.77%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	218460.973	16.00%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	152396.097	11.16%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	68439.884	5.01%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	121145.973	8.87%
NVIT CORE BOND FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	10194704.962	98.97%
NVIT CORE BOND FUND CLASS Y
NVIT CARDINAL CONSERVATIVE KING OF PRUSSIA PA 19406	13889282.652	11.49%
NVIT CARDINAL MODERATE CONSERVATIVE KING OF PRUSSIA PA 19406	12960107.355	10.72%
NVIT CARDINAL CAPITAL APPRECIATION KING OF PRUSSIA PA 19406	25343969.445	20.96%
NVIT CARDINAL BALANCED KING OF PRUSSIA PA 19406	27636674.374	22.86%
NVIT CARDINAL MODERATE KING OF PRUSSIA PA 19406	32025096.749	26.49%

SHAREHOLDER	No. SHARES	% OWNERSHIP
NVIT CORE PLUS BOND FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	224803.387	65.50%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	83426.776	24.31%
NVIT CORE PLUS BOND FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	447547.464	8.21%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	4721267.704	86.61%
NVIT CORE PLUS BOND FUND CLASS Y
NVIT CARDINAL CONSERVATIVE KING OF PRUSSIA PA 19406	13327852.949	11.49%
NVIT CARDINAL MODERATE CONSERVATIVE KING OF PRUSSIA PA 19406	12444732.262	10.73%
NVIT CARDINAL CAPITAL APPRECIATION KING OF PRUSSIA PA 19406	24337368.709	20.97%
NVIT CARDINAL BALANCED KING OF PRUSSIA PA 19406	26522960.733	22.86%
NVIT CARDINAL MODERATE KING OF PRUSSIA PA 19406	30730584.954	26.48%
NVIT DEVELOPING MARKETS FUND CLASS II
ARIZONA PRUCO LIFE INSURANCE COMPANY OF NEWARK NJ 07102	1596340.082	12.59%
MONUMENTAL LIFE INSURANCE COMPANY CEDAR RAPIDS IA 52499	902739.762	7.12%
CORP CLASS SAQ AMERICAN SKANDIA LIFE ASS NEWARK NJ 07102	9600159.127	75.71%
NVIT EMERGING MARKETS FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	70743.461	5.76%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	726539.125	59.18%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	75356.256	6.14%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	170696.954	13.90%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	82674.828	6.73%

SHAREHOLDER	No. SHARES	% OWNERSHIP
NVIT EMERGING MARKETS FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	26206.944	25.88%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	75068.775	74.12%
NVIT ENHANCED INCOME FUND CLASS Y
NVIT INVESTOR DESTINATIONS MODERATE FUND KING OF PRUSSIA PA 19406	15660621.284	33.34%
NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND KING OF PRUSSIA PA 19406	9748760.634	20.75%
NVIT INVESTOR DESTINAT IONS CONSERVATIVE FUND KING OF PRUSSIA PA 19406	11441745.725	24.36%
NVIT INVESTOR DESTINATIONS BALANCED FUND KING OF PRUSSIA PA 19406	8226347.600	17.51%
NVIT GOVERNMENT BOND FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	27649953.471	53.01%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	6300798.657	12.08%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	13012184.621	24.95%
NVIT GOVERNMENT BOND FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	306902.093	100.00%
NVIT GOVERNMENT BOND FUND CLASS IV
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1415672.961	83.97%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	151760.935	9.00%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	94468.652	5.60%
NVIT INTERNATIONAL EQUITY FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1095541.867	64.69%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	461541.073	27.25%

SHAREHOLDER	No. SHARES	% OWNERSHIP
NVIT INTERNATIONAL EQUITY FUND CLASS III
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	378660.622	7.73%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	356662.259	7.28%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1737579.047	35.45%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	2186219.192	44.60%
NVIT INTERNATIONAL INDEX FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1109289.386	58.33%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	789017.522	41.49%
NVIT INTERNATIONAL INDEX FUND CLASS VIII
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	437474.425	11.14%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	3490361.041	88.86%
NVIT INTERNATIONAL INDEX FUND CLASS Y
NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND KING OF PRUSSIA PA 19406	10465214.450	6.28%
NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND KING OF PRUSSIA PA 19406	37917854.381	22.75%
NVIT INVESTOR DESTINATIONS MODERATE FUND KING OF PRUSSIA PA 19406	55051277.548	33.02%
NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND KING OF PRUSSIA PA 19406	10202974.831	6.12%
NVIT INVESTOR DESTINATIONS CAP APPRECIATION FUND KING OF PRUSSIA PA 19406	29944214.627	17.96%
NVIT INVESTOR DESTINATIONS BALANCED FUND KING OF PRUSSIA PA 19406	13627547.458	8.17%
NVIT LARGE CAP GROWTH FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	5610800.987	11.21%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	17185554.819	34.34%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	15770560.906	31.51%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	4406345.234	8.81%

SHAREHOLDER	No. SHARES	% OWNERSHIP
NVIT LARGE CAP GROWTH FUND CLASS II
NATIONWIDE INSURANCE COMPANY COLUMBUS OH 43218-2029	1729979.721	13.82%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	10349387.953	82.67%
NVIT MID CAP INDEX FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	3032490.513	19.59%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	4115801.101	26.59%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	5607733.620	36.23%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1246343.133	8.05%
NVIT MID CAP INDEX FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	124957.005	17.38%
GREAT WEST LIFE & ANNUITY INS CO GREENWOOD VLG CO 80111	447480.617	62.23%
GREAT WEST LIFE & ANNUITY INS CO GREENWOOD VLG CO 80111	127800.435	17.77%
NVIT MID CAP INDEX FUND CLASS Y
NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND KING OF PRUSSIA PA 19406	2076970.671	5.34%
NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND KING OF PRUSSIA PA 19406	7237086.966	18.60%
NVIT INVESTOR DESTINATIONS MODERATE FUND KING OF PRUSSIA PA 19406	14296345.122	36.75%
NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND KING OF PRUSSIA PA 19406	2545251.737	6.54%
NVIT INVESTOR DESTINATIONS CAP APPRECIATION FUND KING OF PRUSSIA PA 19406	6792171.795	17.46%
FUND NVIT INVESTOR DESTINATIONS BALANCED KING OF PRUSSIA PA 19406	3512732.966	9.03%

SHAREHOLDER	No. SHARES	% OWNERSHIP
NVIT MONEY MARKET FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	631609602.131	64.53%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	62057475.570	6.34%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	177722029.462	18.16%
NVIT MONEY MARKET FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	171460994.380	93.87%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	11200614.480	6.13%
NVIT MONEY MARKET FUND CLASS IV
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	33323788.280	64.59%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 432182029	6866250.410	13.31%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	4403712.006	8.54%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	5153060.730	9.99%
NVIT MONEY MARKET FUND CLASS V
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	66109331.640	12.18%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	216206327.970	39.84%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	253292762.450	46.68%
NVIT MONEY MARKET FUND CLASS Y
NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND KING OF PRUSSIA PA 19406	15979929.120	51.10%
NVIT CARDINAL CONSERVATIVE KING OF PRUSSIA 19406	15163762.110	48.49%
NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND CLASS I
NATIONWIDE MUTUAL INSURANCE COMPANY COLUMBUS OH 43215	1057.732	6.85%
NATIONWIDE INSURANCE COMPANY COLUMBUS OH 43218-2029	14375.286	93.15%

SHAREHOLDER	No. SHARES	% OWNERSHIP
NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND CLASS Y
NVIT CARDINAL CAPITAL APPRECIATION KING OF PRUSSIA PA 19406	22380841.872	35.54%
NVIT CARDINAL BALANCED KING OF PRUSSIA PA 19406	10712232.272	17.01%
NVIT CARDINAL MODERATE AGGRESSIVE KING OF PRUSSIA PA 19406	4676962.114	7.43%
NVIT CARDINAL MODERATE KING OF PRUSSIA PA 19406	17462165.180	27.73%
NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	10624.709	7.41%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	55512.993	38.71%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	77260.079	53.88%
NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	42158.620	100.00%
NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND CLASS IV
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	998012.166	80.22%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	142791.955	11.48%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	90380.511	7.26%
NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND CLASS Y
NVIT CARDINAL MODERATE CONSERVATIVE KING OF PRUSSIA PA 19406	4553584.207	5.60%
NVIT CARDINAL CAPITAL APPRECIATION KING OF PRUSSIA PA 19406	28389020.426	34.91%
NVIT CARDINAL BALANCED KING OF PRUSSIA PA 19406	13180699.801	16.21%
NVIT CARDINAL MODERATE AGGRESSIVE KING OF PRUSSIA PA 19406	5379611.937	6.62%
NVIT CARDINAL MODERATE KING OF PRUSSIA PA 19406	23185731.844	28.51%
NVIT MULTI-MANAGER LARGE CAP GROWTH FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	876523.851	18.51%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1887375.455	39.85%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	806266.019	17.02%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	332112.001	7.01%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	309124.384	6.53%

SHAREHOLDER	No. SHARES	% OWNERSHIP
NVIT MULTI-MANAGER LARGE CAP GROWTH FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	9378255.532	97.47%
NVIT MULTI-MANAGER LARGE CAP GROWTH FUND CLASS Y
NVIT CARDINAL MODERATE CONSERVATIVE KING OF PRUSSIA PA 19406	5841230.172	5.72%
NVIT CARDINAL CAPITAL APPRECIATION KING OF PRUSSIA PA 19406	34358350.727	33.67%
NVIT CARDINAL BALANCED KING OF PRUSSIA PA 19406	18209780.345	17.84%
NVIT CARDINAL MODERATE AGGRESSIVE KING OF PRUSSIA PA 19406	5697357.557	5.58%
NVIT CARDINAL MODERATE KING OF PRUSSIA PA 19406	29295812.781	28.71%
NVIT MULTI-MANAGER LARGE CAP VALUE FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	740525.091	30.77%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	391788.367	16.28%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	613666.987	25.50%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	274125.734	11.39%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	171556.182	7.13%
NVIT MULTI-MANAGER LARGE CAP VALUE FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	5641628.484	87.45%
NVIT MULTI-MANAGER LARGE CAP VALUE FUND CLASS Y
NVIT CARDINAL MODERATE CONSERVATIVE KING OF PRUSSIA PA 19406	9187873.063	6.66%
NVIT CARDINAL CAPITAL APPRECIATION KING OF PRUSSIA PA 19406	44760765.968	32.45%
NVIT CARDINAL BALANCED KING OF PRUSSIA PA 19406	25435532.371	18.44%
NVIT CARDINAL MODERATE AGGRESSIVE KING OF PRUSSIA PA 19406	7270425.658	5.27%
NVIT CARDINAL MODERATE KING OF PRUSSIA PA 19406	39222819.488	28.44%

SHAREHOLDER	No. SHARES	% OWNERSHIP
NVIT MULTI-MANAGER MID CAP GROWTH FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	2562214.898	8.09%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	6340727.658	20.01%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	14605901.737	46.09%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	3938568.712	12.43%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	2258099.909	7.13%
NVIT MULTI-MANAGER MID CAP GROWTH FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	9789124.183	93.07%
NVIT MULTI-MANAGER MID CAP GROWTH FUND CLASS Y
NVIT CARDINAL CAPITAL APPRECIATION KING OF PRUSSIA PA 19406	9155077.455	32.75%
NVIT CARDINAL BALANCED KING OF PRUSSIA PA 19406	4875190.500	17.44%
NVIT CARDINAL MODERATE AGGRESSIVE KING OF PRUSSIA PA 19406	1685815.252	6.03%
NVIT CARDINAL MODERATE KING OF PRUSSIA PA 19406	8740659.738	31.27%
NVIT MULTI-MANAGER MID CAP VALUE FUND CLASS I
NATIONWIDE LIFE INSURANCE CO COLUMBUS OH 43218-2029	9707.956	31.28%
C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029	19273.039	62.09%
NVIT MULTI-MANAGER MID CAP VALUE FUND CLASS II
NATIONWIDE INSURANCE COMPANY COLUMBUS OH 43218-2029	1788256.180	5.48%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	4840704.668	14.84%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	21981879.702	67.38%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1702409.379	5.22%

SHAREHOLDER	No. SHARES	% OWNERSHIP
NVIT MULTI-MANAGER MID CAP VALUE FUND CLASS Y
NVIT CARDINAL MODERATE CONSERVATIVE KING OF PRUSSIA PA 19406	2591360.506	5.53%
NVIT CARDINAL CAPITAL APPRECIATION KING OF PRUSSIA PA 19406	16274656.570	34.70%
NVIT CARDINAL BALANCED KING OF PRUSSIA PA 19406	8367909.997	17.84%
NVIT CARDINAL MODERATE AGGRESSIVE KING OF PRUSSIA PA 19406	2432657.413	5.19%
NVIT CARDINAL MODERATE KING OF PRUSSIA PA 19406	13551879.688	28.89%
NVIT MULTI-MANAGER SMALL CAP GROWTH FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1115532.731	45.81%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	641107.935	26.33%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	325872.340	13.38%
NVIT MULTI-MANAGER SMALL CAP GROWTH FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1073042.474	95.41%
NVIT MULTI-MANAGER SMALL CAP GROWTH FUND CLASS Y
NVIT CARDINAL CAPITAL APPRECIATION KING OF PRUSSIA PA 19406	2777855.433	47.83%
NVIT CARDINAL BALANCED KING OF PRUSSIA PA 19406	1047945.436	18.04%
NVIT CARDINAL MODERATE AGGRESSIVE KING OF PRUSSIA PA 19406	377917.738	6.51%
NVIT CARDINAL MODERATE KING OF PRUSSIA PA 19406	1302163.518	22.42%
NVIT MULTI-MANAGER SMALL CAP VALUE FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	2589538.365	21.07%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	6415503.251	52.19%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	2355115.899	19.16%
NVIT MULTI-MANAGER SMALL CAP VALUE FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	2148493.008	94.32%
NVIT MULTI-MANAGER SMALL CAP VALUE FUND CLASS IV
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1342449.300	83.87%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	123264.328	7.70%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	125365.071	7.83%

SHAREHOLDER	No. SHARES	% OWNERSHIP
NVIT MULTI-MANAGER SMALL CAP VALUE FUND CLASS Y
NVIT CARDINAL CAPITAL APPRECIATION KING OF PRUSSIA PA 19406	5984948.584	34.92%
NVIT CARDINAL BALANCED KING OF PRUSSIA PA 19406	2841342.187	16.58%
NVIT CARDINAL MODERATE AGGRESSIVE KING OF PRUSSIA PA 19406	1119670.200	6.53%
NVIT CARDINAL MODERATE KING OF PRUSSIA PA 19406	5600847.508	32.68%
NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	2987911.741	25.42%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	710038.200	6.04%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1973650.324	16.79%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	3725248.874	31.70%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	625890.068	5.33%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	784041.342	6.67%
NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1884940.718	93.54%
NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS IV
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	683261.912	81.88%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	76446.556	9.16%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	65090.451	7.80%
NVIT MULTI-MANAGER SMALL COMPANY FUND CLASS Y
CONSERVATIVE NVIT CARDINAL MODERATELY KING OF PRUSSIA PA 19406	326797.042	7.87%
NVIT CARDINAL CAPITAL APPRECIATION KING OF PRUSSIA PA 19406	1231248.667	29.64%
NVIT CARDINAL BALANCED KING OF PRUSSIA PA 19406	875426.152	21.08%
NVIT CARDINAL MODERATE AGGRESSIVE KING OF PRUSSIA PA 19406	337278.547	8.12%
NVIT CARDINAL MODERATE KING OF PRUSSIA PA 19406	1146004.648	27.59%

SHAREHOLDER	No. SHARES	% OWNERSHIP
NVIT MULTI SECTOR BOND FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	5328037.820	18.21%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	21436968.635	73.25%
NVIT NATIONWIDE FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	3191433.876	8.56%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	9955927.486	26.70%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	3728345.601	10.00%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	7801139.419	20.92%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	8316163.618	22.30%
NATIONWIDE INSURANCE CO SBL NWMF COLUMBUS OH 43218	1925668.136	5.16%
NVIT NATIONWIDE FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	11364006.533	99.67%
NVIT NATIONWIDE FUND CLASS IV
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	7932248.569	95.66%
NVIT REAL ESTATE FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	3473938.522	16.05%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	8835468.511	40.81%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	6098773.857	28.17%
NVIT REAL ESTATE FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	8604817.405	97.33%

SHAREHOLDER	No. SHARES	% OWNERSHIP
NVIT S&P 500 INDEX FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	66025.019	21.28%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	49411.063	15.93%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	43729.441	14.10%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	151077.071	48.70%
NVIT S&P 500 INDEX FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	4773387.389	95.74%
NVIT S&P 500 INDEX FUND CLASS IV
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	10579340.031	81.52%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	1400341.601	10.79%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	887512.776	6.84%
NVIT S&P 500 INDEX FUND CLASS Y
NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND KING OF PRUSSIA PA 19406	40399693.328	18.57%
FUND NVIT INVESTOR DESTINATIONS MODERATE FUND KING OF PRUSSIA PA 19406	74969653.128	34.45%
NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND KING OF PRUSSIA PA 19406	17438088.747	8.01%
NVIT INVESTOR DESTINATIONS CAP APPRECIATION FUND KING OF PRUSSIA PA 19406	38161960.511	17.54%
FUND NVIT INVESTOR DESTINATIONS BALANCED KING OF PRUSSIA PA 19406	21044097.980	9.67%
NVIT SHORT TERM BOND FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	3278098.767	98.82%
NVIT SHORT TERM BOND FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	851935.448	7.16%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	10057448.247	84.48%

SHAREHOLDER	No. SHARES	% OWNERSHIP
NVIT SHORT TERM BOND FUND CLASS Y
NVIT CARDINAL CONSERVATIVE KING OF PRUSSIA PA 19406	27363672.245	13.68%
NVIT CARDINAL MODERATE CONSERVATIVE KING OF PRUSSIA PA 19406	22104973.906	11.05%
NVIT CARDINAL CAPITAL APPRECIATION KING OF PRUSSIA PA 19406	26259378.967	13.12%
NVIT CARDINAL BALANCED KING OF PRUSSIA PA 19406	45363932.528	22.67%
NVIT CARDINAL MODERATE KING OF PRUSSIA PA 19406	44634634.484	22.31%
NVIT SMALL CAP INDEX FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	888224.196	83.27%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	93235.154	8.74%
NVIT SMALL CAP INDEX FUND CLASS Y
NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND KING OF PRUSSIA PA 19406	2452010.713	6.68%
NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND KING OF PRUSSIA PA 19406	8565822.943	23.32%
NVIT INVESTOR DESTINATIONS MODERATE FUND KING OF PRUSSIA PA 19406	13057570.304	35.55%
NVIT INVESTOR DESTINATIONS CAP APPRECIATION FUND KING OF PRUSSIA PA 19406	6679051.919	18.18%
NVIT INVESTOR DESTINATIONS BALANCED FUND KING OF PRUSSIA PA 19406	3055539.584	8.32%

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2014

NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Cardinal Aggressive Fund Class I Class II	NVIT Investor Destinations Aggressive Fund Class II Class P

NVIT Cardinal Moderately Aggressive Fund Class I Class II	NVIT Investor Destinations Moderately Aggressive Fund Class II Class P

NVIT Cardinal Capital Appreciation Fund Class I Class II	NVIT Investor Destinations Capital Appreciation Fund Class II Class P

NVIT Cardinal Moderate Fund Class I Class II	NVIT Investor Destinations Moderate Fund Class II Class P

NVIT Cardinal Balanced Fund Class I Class II	NVIT Investor Destinations Balanced Fund Class II Class P

NVIT Cardinal Moderately Conservative Fund Class I Class II	NVIT Investor Destinations Moderately Conservative Fund Class II ClassP

NVIT Cardinal Conservative Fund Class I Class II	NVIT Investor Destinations Conservative Fund Class II Class P

Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end management investment company currently consisting of 62 series as of the date above. This Statement of Additional Information (“SAI”) relates only to the series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling toll free 1-800-848-6331.

This SAI is not a prospectus but this SAI is incorporated by reference into the Prospectuses for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectuses and should be read in conjunction with the following Prospectuses:

•	NVIT Cardinal Aggressive Fund; NVIT Cardinal Moderately Aggressive Fund; NVIT Cardinal Capital Appreciation Fund; NVIT Cardinal Moderate Fund; NVIT Cardinal Balanced Fund; NVIT Cardinal Moderately Conservative Fund; and NVIT Cardinal Conservative Fund (the “Cardinal Funds”) dated April 30, 2014; and

•	NVIT Investor Destinations Aggressive Fund; NVIT Investor Destinations Moderately Aggressive Fund; NVIT Investor Destinations Capital Appreciation Fund; NVIT Investor Destinations Moderate Fund; NVIT Investor Destinations Balanced Fund; NVIT Investor Destinations Moderately Conservative Fund; and NVIT Investor Destinations Conservative Fund (the “Investor Destinations Funds”) dated April 30, 2014.

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-03213

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GENERAL INFORMATION AND HISTORY

Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company organized under the laws of Delaware by an Amended and Restated Agreement and Declaration of Trust, dated October 28, 2004, as amended and restated on June 17, 2009. The Trust currently offers shares in 62 separate series, each with its own investment objective.

The Funds are not diversified funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES

AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses discuss each Fund’s principal investment strategies, investment techniques and risks. Therefore, you should carefully review a Fund’s Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectuses.

The Funds are “fund of funds,” which means that each Fund invests primarily in other mutual funds (“Underlying Funds”). The Prospectuses discuss the investment objectives and strategies for the Funds and explain the types of Underlying Funds in which each Fund may invest. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each Fund allocates its assets among the different Underlying Funds, and each Fund is permitted to invest in the Nationwide Contract (described in more detail below).

This SAI relates to the Cardinal Funds (defined below) and the Investor Destinations Funds (defined below).

The Cardinal Funds include the following Funds:

NVIT Cardinal Aggressive Fund

NVIT Cardinal Moderately Aggressive Fund

NVIT Cardinal Capital Appreciation Fund

NVIT Cardinal Moderate Fund

NVIT Cardinal Balanced Fund

NVIT Cardinal Moderately Conservative Fund

NVIT Cardinal Conservative Fund

The Investor Destinations Funds include the following Funds:

NVIT Investor Destinations Aggressive Fund

NVIT Investor Destinations Moderately Aggressive Fund

NVIT Investor Destinations Capital Appreciation Fund

NVIT Investor Destinations Moderate Fund

NVIT Investor Destinations Balanced Fund

NVIT Investor Destinations Moderately Conservative Fund

NVIT Investor Destinations Conservative Fund

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The following is a list of the mutual funds that are part of the Nationwide group of funds (the “Nationwide Funds”) that the Funds may currently invest in. The Funds may also invest in unaffiliated funds. This list may be updated from time to time. Nationwide Fund Advisors (“NFA” or the “Adviser”) has employed one or more subadvisers for each Underlying Fund listed below. Each of the Underlying Funds is described in its respective prospectus.

•	Nationwide Core Plus Bond Fund

•	Nationwide Inflation-Protected Securities Fund

•	Nationwide Ziegler Equity Income FundNVIT Bond Index

•	NVIT Core Bond Fund

•	NVIT Core Plus Bond Fund

•	NVIT Enhanced Income Fund

•	NVIT International Index Fund

•	NVIT Mid Cap Index Fund

•	NVIT Money Market Fund

•	NVIT Multi-Manager International Value Fund

•	NVIT Multi-Manager International Growth Fund

•	NVIT Multi-Manager Large Cap Growth Fund

•	NVIT Multi-Manager Large Cap Value Fund

•	NVIT Multi-Manager Mid Cap Growth Fund

•	NVIT Multi-Manager Mid Cap Value Fund

•	NVIT Multi-Manager Small Company Fund

•	NVIT Multi-Manager Small Cap Growth Fund

•	NVIT Multi-Manager Small Cap Value Fund

•	NVIT S&P 500 Index Fund

•	NVIT Short Term Bond Fund

•	NVIT Small Cap Index Fund

FUND-OF-FUNDS INVESTING

Each Fund is a “fund of funds” that seeks to meet its respective objective by investing in shares of other investment companies. The Trust has obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) which generally permits, subject to the conditions stated in the exemptive order, the Funds to invest up to 100% of their respective assets in shares of other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by a Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

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Investment Strategies

The Cardinal Funds and Investor Destinations Funds strive to provide shareholders with a high level of diversification across major asset classes primarily through both professionally designed asset allocation models and professionally selected investments in the Underlying Funds. NFA first determines each Fund’s asset class allocation. NFA bases this decision on each Fund’s anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. NFA has engaged Ibbotson Associates, Inc., a registered investment adviser and wholly-owned subsidiary of Morningstar, Inc., to provide asset allocation consulting services to NFA in connection with the development and periodic review of a Fund’s target allocation and selection of Underlying Funds. However, NFA ultimately has sole responsibility for determining each Fund’s asset class allocation and its investments in Underlying Funds. Second, once the asset allocation is determined, NFA selects the Underlying Funds. In general, a Fund may not invest in all Underlying Funds identified in the Prospectus or this SAI, but instead may select a limited number of Underlying Funds considered most appropriate for each Fund’s investment objective. In selecting Underlying Funds, NFA considers a variety of factors in the context of current economic and market conditions, including an Underlying Fund’s investment strategy, risk profile and historical performance.

The potential rewards and risks associated with each Fund depend on both the asset class allocation and the chosen mix of Underlying Funds. NFA periodically reviews asset class allocations and continually monitors the mix of Underlying Funds, and will make changes either to the asset class allocations, the mix of Underlying Funds, or the Underlying Funds themselves in seeking to meet the investment objective of each Fund. There can be no guarantee, however, that any of the Funds will meet its respective objective.

Many of the Underlying Funds in which the Investor Destinations Funds invest, such as index funds, follow “passive” investment strategies. Unlike active managers, portfolio managers that follow passive investment strategies do not buy or sell securities based on analysis of economic, market or individual security analysis. Instead, the portfolio managers of these Underlying Funds seek to assemble portfolios of securities expected to approximately match the performance of specifically designated indexes. The portfolio managers generally make changes to such Underlying Fund portfolio holdings only as needed to maintain alignment with the respective index. A potential benefit of passively managed index funds is low shareholder expenses, which may enhance returns.

The investment performance of each Fund is directly related to the investment performance of the Underlying Funds. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund’s assets among the Underlying Funds and the ability of an Underlying Fund to meet its own investment objective. It is possible that an Underlying Fund will fail to execute its investment strategies effectively. As a result, an Underlying Fund may not meet its investment objective, which would affect a Fund’s investment performance. There can be no assurance that the investment objective of any Fund or any Underlying Fund will be achieved. Further, any changes made in the Underlying Funds, such as changes in investment objectives or strategies, may affect the performance of the Funds that invest in the Underlying Funds.

Securities of Investment Companies

Exchange - Traded Funds. The Funds may invest in exchange-traded funds (“ETFs”). ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers, that are components of a particular index. Such ETFs typically are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.

The shares of an ETF may be assembled in a block known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. ETF shares, as opposed

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to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund’s best interest to do so.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Exchange-Traded Notes

The Funds may invest in exchange-traded notes (“ETNs”), which are debt securities linked to an underlying index. Similar to ETFs, an ETN’s valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.

Redemption Fee Risk

Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares. Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Funds do not intend to engage in market timing in Underlying Fund shares. However, each Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of such Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio manager will attempt to conduct each Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

EQUITY SECURITIES AND STRATEGIES

Each Fund may invest in or use any of the equity securities and strategies listed herein. With respect to the Funds, this section uses the term “Fund” to include the Underlying Funds in which such Funds invest. Please review the discussions in the Prospectus for further information regarding the investment objectives and policies of each Fund, including their respective Underlying Funds.

Initial Public Offerings

Securities issued in initial public offerings have no trading history, and information about companies may be available for very limited periods. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and an Underlying Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

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Preferred Stocks and Convertible Securities

Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed -income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed -income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Underlying Fund is called for redemption, an Underlying Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

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Certain Underlying Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

An Underlying Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. An Underlying Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. An Underlying Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

Certain Underlying Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (PIK Bonds) and Deferred Payment Securities” below.

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Current federal income tax law requires the holder of zero coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Publicly Traded Limited Partnerships and Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. An Underlying Fund may invest in interests in limited liability companies, as well as publicly traded limited partnerships (limited partnership interests or units), which represent equity interests in the assets and earnings of the company’s or partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income derived from a limited partnership deemed not to be a “qualified publicly traded partnership” may not be considered “qualifying income” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) and may trigger adverse tax consequences. Also, since publicly traded limited partnerships and limited liability companies are a less common form of organizational structure than corporations, their units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited liability company or limited partnership units in an Underlying Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the company or partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Real Estate Investment Trusts

Although no Fund will invest in real estate directly, an Underlying Fund may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income -producing real estate or real estate -related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Funds pay the fees and expenses of the REITs, which, ultimately, are paid by each Fund’s shareholders.

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Small Company and Emerging Growth Stocks

Investing in securities of small-sized companies, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

Special Situation Companies

“Special situation companies” include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in an Underlying Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The subadviser of such an Underlying Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, a Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

Warrants and Rights

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Rights are similar to warrants, but normally have a shorter duration. Warrants and rights may be acquired separately or in connection with the acquisition of securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

FIXED-INCOME SECURITIES AND STRATEGIES

Each Fund may invest in or use any of the fixed-income securities and strategies listed herein. With respect to the Funds, this section uses the term “Fund” to include the Underlying Funds in which such Funds invest. Please review the discussions in the Prospectus for further information regarding the investment objectives and policies of each Fund, including their respective Underlying Funds.

Bank and Corporate Loans

Commercial banks and other financial institutions or institutional investors make bank or corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on bank or corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate

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(“LIBOR”) or the prime rates of U.S. banks. As a result, the value of bank and corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The loan instruments in which a Fund may invest may involve borrowers, agents, co-lenders and collateral located both within and outside the United States, including in emerging market countries. Bank and corporate loans may include, but are not limited to, interests in trade finance loan transactions, pre-export/import finance transactions, factoring, syndicated loan transactions and forfeiting transactions.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the bank or corporate loans, holds collateral and accepts payments of principal and interest. By investing in a corporate or bank loan, a Fund may become a member of the syndicate. A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a bank or corporate loan and could suffer a loss of principal and/or interest.

The bank and corporate loans in which a Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank or corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

The trading market for many bank and corporate loans, including those relating to trade finance, may be limited or less developed than the secondary market for bonds and notes. Therefore, a Fund may experience difficulties in selling its bank or corporate loans. In many cases, loans and loan-related instruments may be considered to be illiquid due to the length of time required to transfer an interest in a loan or a related instrument.

Brady Bonds

Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady

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Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund’s subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the subadviser’s expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Debt Obligations

Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long -term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.

Recent market data indicates that primary dealer inventories of corporate bonds appear to be at an all-time low, relative to the market size. A significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed-income markets.

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Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are considered in the selection of a Fund’s portfolio securities, but the Fund also relies upon the independent advice of its subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, the Fund must rely entirely on the credit assessment of the subadviser(s).

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Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Floating- and Variable-Rate Securities

Floating- or variable-rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable- or adjustable-rate securities changes at preset times based upon an underlying index. Certain of the floating- or variable-rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Such obligations include variable-rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating- and variable-rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund’s subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.

Medium -Quality, Lower -Quality and High -Yield Securities

Medium-Quality Securities. Medium-quality securities are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

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Lower Quality/High Yield Securities. Non-investment grade debt or lower quality/rated securities (commonly known as “junk bonds”) (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”), (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet such Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not

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necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

Money Market Instruments

Money market instruments may include the following types of instruments:

•	obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•	repurchase agreements;

•	bank or savings and loan obligations;

•	commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign issuers, such as foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•	high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable subadviser;

•	certain variable-rate and floating-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days, to the extent permitted by Rule 2a-7 of the 1940 Act;

•	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extendable commercial notes are determined to be illiquid, the underlying NVIT Money Market Fund will be limited to holding no more than 5% of its net assets in these and any other illiquid securities (in addition to other liquidity restrictions under Rule 2a-7 of the 1940 Act); and

•	unrated short-term (maturing in 397 days or less) debt obligations that are determined by a Fund’s subadviser to be of comparable quality to the securities described above.

Insurance Contracts and Funding Agreements. Money market instruments also include insurance contracts, such as guaranteed investment contracts, funding agreements and annuities. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account, and the insurance company then credits to the Fund a guaranteed rate of interest, paid on a regular periodic basis (e.g., monthly). The funding agreements or other insurance contracts provide that the guaranteed rate of interest will not be less than a certain minimum rate. The purchase price paid for the contract becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Funding agreements may or may not allow a Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company may also have a corresponding right to prepay the principal with accrued

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interest upon a specified number of days’ notice to the Fund. The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and a Fund. Generally, funding agreements and other insurance contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in certain such insurance contracts does not currently exist. Accordingly, such insurance contracts may be considered to be illiquid. To the extent any such funding agreements or other insurance contracts are considered to be illiquid, the underlying NVIT Money Market Fund will be limited to holding no more than 5% of its net assets in these and any other illiquid securities (in addition to other liquidity restrictions under Rule 2a-7 of the 1940 Act). In addition, funding agreements and other insurance contracts are subject to interest rate risk, i.e., when interest rates increase, the value of insurance contracts decline. Insurance contracts are also subject to credit risk, i.e., that the insurance company may be unable to pay interest or principal when due. If an insurance company’s financial condition changes, its credit rating, or the credit rating of the contracts, may be lowered, which could negatively affect the value of the insurance contracts a Fund owns.

Extendable Commercial Notes (“ECN”). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking note holder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. The subadviser to the underlying NVIT Money Market Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

Bank Obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

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Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.

Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC (each of which is defined below under “U.S. Government Securities and U.S. Government Agency Securities”), such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.

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Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable-rates of interest. These variable-rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC (which is defined below under “U.S. Government Securities and U.S. Government Agency Securities”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned

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entirely by Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

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In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

A Fund may also invest in, among others types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

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In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Other Tax Consequences” in this SAI.

A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed -income assets may be used to create an asset-backed security, including other fixed -income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities though present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. The underlying NVIT Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

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Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The subadviser will consider such an event in determining whether a Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Nationwide Contract

Each Fund may invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (“Nationwide”). This contract has a stable principal value and pays each such Fund a fixed rate of interest. Nationwide calculates the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of current market conditions. The principal amount is also guaranteed. Nevertheless, Nationwide could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Funds a new fixed interest contract with a lower minimum interest rate, so long as Nationwide calculates the rate of interest in the same way it calculates guaranteed interest rates for similar contracts, or not offer any fixed interest contract at all. Because of the guaranteed nature of the contract, the Funds will not directly participate in the actual experience of the assets underlying the contract. It is important to note that only a Fund, as the purchaser of the contract, is entitled to the contract’s guarantee. Fund shareholders, as investors in the Fund, are not entitled to the guarantee. Neither a Fund, its investment adviser, Nationwide nor any of its affiliates guarantees a Fund’s performance or that such Fund will provide a certain level of income. Under certain market conditions a Fund’s performance may be hurt by its investment in the Nationwide Contract. While the Nationwide Contract is guaranteed by Nationwide, if Nationwide becomes unable to meet this guarantee, a Fund that invests in the contract may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.

Put Bonds

“Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline

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of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.

Standby Commitment Agreements

Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. The Fund segregates or earmarks liquid assets in the aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Strip Bonds

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

U.S. Government Securities and U.S. Government Agency Securities

Underlying Funds may invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation (“FHLMC”), are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

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Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the FNMA.

The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund’s portfolio, cause the Fund’s daily net asset value to fluctuate.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, a Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear.

Inflation-Protected Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjustment principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund’s income distributions.

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While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurances that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

When-Issued Securities and Delayed-Delivery Transactions

When securities are purchased on a “when-issued” basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will earmark or set aside portfolio securities sufficient to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to earmark or place additional assets in the segregated assets in order to ensure that the value of the segregated account remains equal to the amount of such Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it earmarks or sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will earmark or set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of its subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

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Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

OTHER TYPES OF INVESTMENTS OR STRATEGIES

Each Fund may invest in or use any of the other types of investments or strategies identified herein. With respect to the Funds, this section uses the term “Fund” to include the Underlying Funds in which such Funds invest. Please review the discussions in the Prospectus for further information regarding the investment objectives and policies of each Fund, including their respective Underlying Funds.

Borrowing

Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33 1⁄3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

Asset Segregation. Pursuant to current guidance from the staff of the Securities and Exchange Commission SEC, financial instruments that involve a Fund’s obligation to make future payments to third parties will not be deemed to be creating any “senior security” provided that the Fund “covers” its obligations. Financial instruments that involve an obligation to make future payments to third parties can include, among others, (i) securities purchased on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements. A Fund is deemed to have “covered” its obligations involving such a financial instrument when the Fund enters into an offsetting financial position, or segregates liquid assets (such as cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Segregated assets are not required to be physically segregated from other Fund assets, but may be segregated through appropriate notation on the books of a Fund or the Fund’s custodian.

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The obligation to cover a financial instrument may require a Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order to segregate the required amount of assets. Should segregated assets decline in value, a Fund will be required to segregate additional assets or reduce its position in the financial instrument. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until a Fund’s obligations under the financial instruments have been satisfied.

Consistent with current SEC staff positions, the segregated amount for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between a Fund and its counterparty, is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, more assets will be required to cover a Fund’s obligations, which essentially limits the Fund’s ability to use these instruments, to the extent that more assets will be required to cover a Fund’s obligations.

Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, a Fund’s subadviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s subadviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Derivative Instruments

Each Fund may use instruments referred to as derivative instruments (“derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives as a substitute for taking a position in a security, a group of securities or a securities index as well as for hedging and non -hedging purposes. Certain Funds, as noted in their respective Prospectuses, may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

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Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

The use of these derivatives is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). Nationwide Fund Advisors, with respect to its management and operation of the Funds, has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Special Risks of Derivative Instruments. The use of derivatives involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

(1)	Successful use of most derivatives depends upon a Fund’s subadviser’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2)	There might be imperfect correlation, or even no correlation, between price movements of a derivative and price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using derivatives on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.

(3)	Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s subadviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declines by more than the increase in the price of the security, a Fund could suffer a loss.

(4)	As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts, or make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Other Tax Consequences.”

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Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund generally intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

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A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC regulations and guidance, a Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a Treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high -quality and lower -quality securities. Such protection is only provided during the life of the spread option.

Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s subadviser believes it is more advantageous to a Fund than purchasing the futures contract.

To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return, substituting a position in a security, group of securities or an index, and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to obtain or reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to obtain or hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

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A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security), asset or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds generally intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

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Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

An Underlying Fund that invests in a futures contract is subject to the risk of loss of the initial and variation margin in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open futures position. An Underlying Fund’s assets may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the FCM’s customers. If the FCM fails to provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own obligations or the payment obligations of another customer to the central counterparty.

Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)

Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.

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Structured Notes. An Underlying Fund may use structured notes to pursue its objective. Structured notes generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security or asset. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

With respect to structured notes, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, “Additional Information on Portfolio Instruments, Strategies and Investment Policies — Restricted, Non-Publicly Traded and Illiquid Securities.”

Swap Agreements. An Underlying Fund may enter into interest rate, total return, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund’s investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, with respect to swaps that have been designated by the CFTC for mandatory clearing (cleared swaps), through an FCM and cleared through a clearinghouse that serves as a central counterparty. See “Uncleared Swaps” and “Cleared Swaps” below for additional explanation of cleared and uncleared swaps. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund’s adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments or otherwise replicate a particular benchmark index. Swap agreements may be considered to be illiquid.

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New swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) central clearing and execution of standardized swaps; (3) margin requirements in swap transactions; (4) position limits and large trader reporting requirements; and (5) record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

A Fund will enter uncleared swap agreements only with counterparties that a Fund’s adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Cleared swaps. Certain swaps have been designated by the CFTC for mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps for mandatory clearing, but it is expected that the CFTC will designate additional categories of swaps for mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not necessarily eliminate these risks and may involve additional risks not involved with uncleared swaps.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

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Recently adopted CFTC rules will, when implemented, require the trading and execution of certain cleared swaps on public trading facilities, which will occur for each category of swaps subject to mandatory clearing once one or more trading facilities become accredited and make such category of swaps available to trade. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swaps data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.

Certain Internal Revenue Service positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Credit Default Swaps. An Underlying Fund may enter into credit default swap contracts. An Underlying Fund would use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate or sovereign debt securities.

As the seller in a credit default swap contract, an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, an Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, an Underlying Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, an Underlying Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, an Underlying Fund would be subject to investment exposure on the notional amount of the swap.

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As the purchaser in a credit default swap contract, an Underlying Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk – that the seller may fail to satisfy its payment obligations to an Underlying Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, an Underlying Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Total Rate of Return Swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. A total rate of return swap will allow a Fund to quickly and cost effectively invest cash flows into a diversified basket of assets which has the risk/return prospect of the Fund’s stated benchmark.

Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed -income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Foreign Currency-Related Derivative Strategies—Special Considerations. A Fund may use futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. Currency contracts may also be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

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There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s subadviser believes a liquid secondary market will exist for a particular option at any specific time.

Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counter party to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or the benefits of a currency hedge, impose transaction costs or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.

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A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts may also be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

Foreign Commercial Paper. A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upward or downward (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in the foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain. The Funds believe that such investments do not involve the creation of a senior security, but nevertheless will earmark or establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Foreign Securities

Funds that invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include changes in foreign currency

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exchange rates, exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Regional Risk. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. An Underlying Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in

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certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Investment in Emerging Markets. The Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Emerging market countries are developing and low or middle income countries as included in the MSCI Emerging Markets Index. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment

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companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depositary receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs, EDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR, EDR or NVDR representing ownership of common stock will be treated as common stock.

A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Foreign Sovereign Debt. Certain Underlying Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

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Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Lending Portfolio Securities

An Underlying Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund must be able to terminate the loan and regain the right to vote the securities. A Fund generally will not seek to vote proxies relating to the securities on loan, unless it is in the best interests of the applicable Fund to do so. In addition, a Fund may not have on loan securities representing more than one-third of its total assets at any given time. The collateral that a Fund receives may be included in calculating a Fund’s total assets. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed -rate or floating -rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements in which an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

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Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed -rate or floating -rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium -term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium -term note will not generally exceed two years.

Loan Participations and Assignments

Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Loan Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Loan Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Loan Participation. In the event of the insolvency of the lender selling a Loan Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Repurchase Agreements

In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a subcustodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. A Fund will include any collateral that the Fund receives in calculating the Fund’s total assets in determining whether a Fund has loaned more than one-third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

Restricted, Non-Publicly Traded and Illiquid Securities

A Fund may not invest more than 15% (5% for the underlying NVIT Money Market Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

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Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, for purposes of the underlying NVIT Money Market Fund, a security is illiquid if it cannot be sold or disposed of within the ordinary course of business within seven calendar days at approximately the value ascribed to it by such underlying Fund. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust (“Board of Trustees”), the Fund’s subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable, or if such securities may be readily saleable in foreign markets. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.

A Fund may sell over-the-counter (“OTC”) options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund’s subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

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Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

Underlying Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.

Mortgage dollar rolls are arrangements in which an Underlying Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would earmark or set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated or earmarked assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated or earmarked assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated or earmarked assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds (See “Borrowing”).

Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s subadviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

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Short Selling of Securities

Certain Underlying Funds may engage in short selling of securities consistent with its “passive” indexing investment strategies. In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund’s subadviser’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).

Temporary Investments

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

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PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Fund. The table below explains any significant variation in the Funds’ portfolio turnover rate for the fiscal years ended December 31, 2013 and 2012 or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

Fund Name	2013[1]	2012
NVIT Cardinal Aggressive Fund	25.70%	18.50%
NVIT Cardinal Moderately Aggressive Fund	13.47%	8.85%
NVIT Cardinal Capital Appreciation Fund	4.99%	9.20%
NVIT Cardinal Moderate Fund	4.60%	9.52%
NVIT Cardinal Balanced Fund	6.39%	8.90%
NVIT Cardinal Moderately Conservative Fund	10.12%	11.52%
NVIT Cardinal Conservative Fund	15.67%	16.29%
NVIT Investor Destinations Aggressive Fund	6.27%	6.83%
NVIT Investor Destinations Moderately Aggressive Fund	6.13%	6.47%
NVIT Investor Destinations Capital Appreciation Fund	8.52%	9.92%
NVIT Investor Destinations Moderate Fund	9.30%	7.97%
NVIT Investor Destinations Balanced Fund	4.07%	6.08%
NVIT Investor Destinations Conservative Fund	15.71%	12.44%
NVIT Investor Destinations Moderately Conservative Fund	10.68%	14.18%

1	The portfolio manager for the Fund is not limited by portfolio turnover in his management style, and the Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations.

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INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) a majority of the outstanding voting securities, whichever is less.

Each of the Funds:

•	May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

•	May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.

•	May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•	May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry in one or more Underlying Funds.

Note, however, that the fundamental investment limitations described above do not prohibit each Fund from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds.

The following are the NON-FUNDAMENTAL operating policies of each of the Funds, which MAY BE CHANGED by the Board of Trustees WITHOUT SHAREHOLDER APPROVAL:

Each Fund may not:

•	Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it segregates or earmarks other liquid assets it owns as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

•	Purchase securities on margin, except that the Fund may use margin to the extent necessary to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

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•	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

•	Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1⁄3% of the Fund’s total assets.

In addition, the NVIT Investor Destinations Balanced Fund and the NVIT Cardinal Balanced Fund shall invest at least 25% of its net assets in senior fixed-income securities.

A Fund’s obligation not to pledge, mortgage, or hypothecate assets in excess of 33 1/3% of the Fund’s total assets with respect to permissible borrowings or investments, as described above, is a continuing obligation and such asset segregation and coverage must be maintained on an ongoing basis. For any other percentage restriction or requirement described above that is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

For purposes of a Fund’s fundamental concentration policy set forth above, while a Fund may not concentrate, the aggregation of holdings of the Underlying Fund may result in a Fund indirectly having concentrated assets in a particular industry or group of industries or in a single issuer. Any indirect concentration occurs as a result of the Underlying Funds following their own investment objectives and strategies.

The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships (“QPTPs”).

Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.

1)	A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

2)	A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

3)	A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities); and

4)	A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

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Each U.S. government agency or instrumentality shall be treated as a separate issuer.

Insurance Law Restrictions

In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, the Trust’s investment adviser, Nationwide Fund Advisors (“NFA” or the “Adviser”) and the insurance companies may enter into agreements, required by certain state insurance departments, under which the NFA may agree to use their best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter or affiliated persons of the Funds’ investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

The policies and procedures are applicable to NFA and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service provider acting on their behalf are obligated to:

•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, even where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Leadership Team or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

Each Fund posts onto the Trust’s Internet site (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semiannual reports.

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Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Leadership Team or its duly authorized delegate and will be made only when:

•	A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

•	The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

•	The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds’ fiduciary duties.

Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

The Funds have ongoing arrangements to distribute information about the Funds’ portfolio holdings to the Funds’ third -party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Wolters Kluwer Financial Services, Inc. (GainsKeeper), SunGard Financial Systems (Wall Street Concepts), Ernst & Young, LLP, Lipper Inc., Morningstar, Inc., Bloomberg LP, RiskMetrics Group, Inc., FactSet Research Systems, Inc., the Investment Company Institute, and on occasion, to transition managers such as Abel Noser Corp., BlackRock Institutional Trust Company, N.A., Fidelity Capital Markets (a division of National Financial Services LLC), Macquarie Capital (USA) Inc., or MBSC Securities Corporation, where such transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.

NFA conducts periodic reviews of compliance with the policy and the Funds’ Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff will also submit annually to the Board of Trustees a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

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TRUSTEES AND OFFICERS OF THE TRUST

Management Information

Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are listed in the table below. The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the last five years in any publicly-traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

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Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January, 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December, 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None	Significant board experience; significant executive, management consulting, and legal experience, including past service as general counsel for a major financial services firm and a public company.

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Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	117	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

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Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to community and the philanthropic field in numerous leadership roles.

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Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly-owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

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Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. Mr. Spangler was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007. [3] From February 2008 through June 2008, Mr. Grugeon also served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments. [3]

Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].

Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].

1	Length of time served includes time served with the Trust’s predecessors.
2	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
3	These positions are held with an affiliated person or principal underwriter of the Funds.

Responsibilities of the Board of Trustees

The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from NFA regarding the implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board is an Independent Trustee.

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Board Leadership Structure

All of the Trustees of the Trust are Independent Trustees. The Independent Trustees approve financial arrangements and other agreements between the Funds, on the one hand, and NFA, the sub-advisers, or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board, as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.

This structure is reviewed by the Board periodically and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds’ current operations.

Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board of Trustees may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.

The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.

Board Oversight of Trust Risk

The Board’s role is one of oversight, including oversight of the Funds’ risks, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds’ affairs. While risk management is the primary responsibility of NFA and the Funds’ subadvisers, the Trustees regularly receive reports from NFA, Nationwide Fund Management LLC (“NFM”), and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with NFA or the Funds’ subadvisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.

The Fund has retained NFA as the Funds’ investment adviser and NFM as the Funds’ administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of the Funds of Funds, to one or more sub-advisers. NFA and NFM are primarily responsible for the Funds’ operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds’

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subadvisers. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board also meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.

Committees of the Board of Trustees

The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance, and Investment Committees. The function of each Committee is oversight.

The purposes of the Audit Committee are to: (a) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit – the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) ascertain the independence of the Trust’s independent auditors; (d) act as a liaison between the Trust’s independent auditors and the Board; (e) approve the engagement of the Trust’s independent auditors; (f) meet and consider the reports of the Trust’s independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer ; (h) review information provided to the Audit Committee regarding SEC examinations of the Trust and its service providers; and (i) undertake such other responsibilities as may be delegated to the Audit Committee by the Board. The Audit Committee met six times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley (Chair), Ms. Dryden, Ms. Hennigar, and Mr. Karlawish, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The purposes of the Valuation and Operations Committee are to: (a) assist the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (b) assist the Board with its review and oversight of the implementation and operation of the Trust’s Rule 2a-7 Procedures, including with respect to credit risk, applicable to the Trust’s money market fund series; (c) review and oversee the actions of the principal underwriter and investment advisers with respect to distribution channels for the Funds’ shares and distribution strategies for the Funds including the operation of the Trust’s 12b-1 Plans and Administrative Services Plans; (d) review and oversee the investment advisers’ brokerage practices as these relate to the Trust; (e) review and evaluate the services received by the Trust in respect of, and the Trust’s contractual arrangements relating to, transfer agency, sub-transfer agency, shareholder services, administrative services, custody, and such other areas as may be assigned by the Board to the Committee from time to time; and (f) undertake such other responsibilities as may be delegated to the Committee by the Board. The Valuation and Operations Committee met four times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen (Chair), Ms. Dryden, Ms. Hennigar, Ms. Kosel and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

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The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications and proxy voting by series of the Trust; and (e) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met five times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen, Ms. Jacobs, Ms. Kosel, Mr. Kridler (Chair) and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at Attn: Secretary, Nationwide Mutual Funds, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s) and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Funds’ performance; and (b) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley, Ms. Jacobs (Chair), Mr. Karlawish and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

Ownership of Shares of Nationwide Funds as of December 31, 2013

Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Funds[1]	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles E. Allen	None	Over $100,000
Paula H.J. Cholmondeley	None	Over $100,000
Phyllis Kay Dryden	None	Over $100,000
Barbara L. Hennigar	None	Over $100,000
Barbara I. Jacobs	None	Over $100,000
Keith F. Karlawish	None	Over $100,000
Carol A. Kosel	None	Over $100,000
Douglas F. Kridler	None	Over $100,000
David C. Wetmore	None	Over $100,000

1	Individual investors, like the Trustees, are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares. Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts, which may or may not be an appropriate investment for each individual Trustee.

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Ownership in the Funds’ Investment Adviser1 or Distributor2 as of December 31, 2013

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust

Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Charles E. Allen	N/A	N/A	N/A	None	N/A
Paula H.J. Cholmondeley	N/A	N/A	N/A	None	N/A
Phyllis Kay Dryden	N/A	N/A	N/A	None	N/A
Barbara L. Hennigar	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
David C. Wetmore	N/A	N/A	N/A	None	N/A

1	Nationwide Fund Advisors.
2	Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.

Compensation of Trustees

The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Unless otherwise agreed with the Board, the Adviser, or an affiliate of the Adviser, pays the fees, if any, and/or reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of any expenses incurred by the Trustees, for the fiscal year ended December 31, 2013. In addition, the table sets forth the total compensation paid to the Trustees from all the Funds in the Fund Complex for the fiscal year ended December 31, 2013. Trust officers receive no compensation from the Trust in their capacity as officers.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Charles E. Allen	$211,565	N/A	N/A	$286,500
Paula H.J. Cholmondeley	224,483	N/A	N/A	304,500
Phyllis Kay Dryden	209,094	N/A	N/A	282,500
Barbara L. Hennigar	220,781	N/A	N/A	299,000
Barbara I. Jacobs	201,537	N/A	N/A	273,000
Keith F. Karlawish	209,330	N/A	N/A	283,500
Carol A. Kosel[2]	192,711	N/A	N/A	261,000
Douglas F. Kridler	208,361	N/A	N/A	282,500
David C. Wetmore	234,167	N/A	N/A	317,000

[1]	On December 31, 2013, the Fund Complex included two trusts comprised of 112 investment company funds or series.
[2]	Ms. Kosel became a Trustee of the Trust in March 2013.

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Code of Ethics

Federal law requires the Trust, its investment adviser, any subadvisers, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

Federal law requires the Trust and each of its investment adviser and subadviser to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfundsnvit, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

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INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust, on behalf of the Funds, pays the compensation of the Trustees who are not interested persons ( as described in the 1940 Act), and all expenses (other than those assumed by investment adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund, as described below.

Investment Advisory Agreement

Under the Investment Advisory Agreement with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Trustees. For services provided under the Investment Advisory Agreement, NFA receives from each Investor Destinations Fund an annual fee, paid monthly, of 0.13%, based on average daily net assets of each such Investor Destinations Fund. For services provided under the Investment Advisory Agreement, NFA receives from each Cardinal Fund an annual fee, paid monthly, based on average daily net assets of each such Cardinal Fund as follows.

Assets	Fee
Assets up to $1.5 billion	0.20%
Assets of $1.5 billion and more but less than $2 billion	0.19%
Assets of $2 billion or more	0.18%

The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA, on not more than 60 days written notice. The Agreement further provides that NFA may render similar services to others.

Investment Adviser

NFA manages the day-to-day investments of the assets of the Funds. NFA, located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, is a wholly owned subsidiary of NFS, a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

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NFA pays the compensation of the officers of the Trust employed by NFA and pays the compensation and expenses of the Trustees who are interested persons of the Trust. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

Limitation of Fund Expenses

In the interest of limiting the expenses of the Funds, NFA may from time to time waive some or its entire investment advisory fee or reimburse other fees for certain Funds. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each class of each such Fund to the limits described below. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

With respect to the Funds, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits that were in the Expense Limitation Agreement at the time NFA waived the fees or reimbursed the expenses. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

Until at least April 30, 2015, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short-sale dividend expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business.

•	NVIT Cardinal Aggressive Fund to 0.28% for all share classes.

•	NVIT Cardinal Moderately Aggressive Fund to 0.25% for all share classes.

•	NVIT Cardinal Capital Appreciation Fund to 0.25% for all share classes.

•	NVIT Cardinal Moderate Fund to 0.25% for all share classes.

•	NVIT Cardinal Balanced Fund to 0.25% for all share classes.

•	NVIT Cardinal Moderately Conservative Fund to 0.25% for all share classes.

•	NVIT Cardinal Conservative Fund to 0.25% for all share classes.

•	NVIT Investor Destinations Balanced Fund to 0.28% for all share classes.

•	NVIT Investor Destinations Capital Appreciation Fund to 0.28% for all share classes.

Investment Advisory Fees

During the fiscal years ended December 31, 2013, 2012 and 2011, the Funds paid NFA fees for investment advisory services (after waivers and reimbursements):

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	Investment Advisory Fees Year Ended December 31,
	2013		2012		2011
Fund	Fees Paid	Fees Reimbursed	Fees Paid	Fees Reimbursed	Fees Paid	Fees Reimbursed
NVIT Cardinal Aggressive Fund	$99,475	$49,572	$71,079	$55,633	$65,968	$52,705
NVIT Cardinal Moderately Aggressive Fund	881,958	2,429	809,888	16,371	821,261	3,303
NVIT Cardinal Capital Appreciation Fund	5,266,052	0	4,610,746	0	3,415,932	0
NVIT Cardinal Moderate Fund	5,157,422	0	4,296,130	0	3,324,191	0
NVIT Cardinal Balanced Fund	3,808,974	0	3,178,882	0	2,487,878	0
NVIT Cardinal Moderately Conservative Fund	1,586,565	0	1,331,253	0	969,123	0
NVIT Cardinal Conservative Fund	1,546,475	0	1,364,490	0	959,683	0
NVIT Investor Destinations Aggressive Fund	436,188	0	456,929	0	545,657	0
NVIT Investor Destinations Moderately Aggressive Fund	2,004,634	0	2,060,783	0	2,293,198	0
NVIT Investors Destinations Capital Appreciation Fund	1,753,321	0	1,435,431	0	887,191	0
NVIT Investor Destinations Moderate Fund	4,070,295	0	3,841,726	0	3,856,663	0
NVIT Investor Destinations Balanced Fund[2]	1,174,325	0	808,475	0	503,835	0
NVIT Investor Destinations Moderately Conservative Fund	1,242,006	0	1,207,081	0	1,137,197	0
NVIT Investor Destinations Conservative Fund	1,038,633	0	927,832	0	714,972	0

Multi-Manager Structure

NFA and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows NFA to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders; the order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days , and all changes will be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

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NFA has no current intention to hire a subadviser for the Funds. In instances where NFA would hire a subadviser, NFA would provide investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds, selecting the subadvisers for the Funds, and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA would have responsibility for communicating performance expectations and evaluations to the subadvisers and ultimately recommending to the Trust’s Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend frequent changes of subadvisers. NFA would regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions. Although NFA would monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

Portfolio Managers

Appendix C contains the following information regarding each of the portfolio managers identified in the Funds’ Prospectus: (i) the dollar range of the portfolio manager’s investments in each Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

Distributor

Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406 serves as underwriter for each Fund in the continuous distribution of its shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:

Nationwide Fund Advisors

Nationwide Fund Management LLC

Nationwide Life Insurance Company

Nationwide Life and Annuity Insurance Company

Nationwide Financial Services, Inc.

Nationwide Corporation

Nationwide Mutual Insurance Company

Karen L. Heath-Wade

Joseph Finelli

Brian Hirsch

Stephen T. Grugeon

Eric Miller

Michael S. Spangler

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In its capacity as distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of each of the Funds.

Distribution Plan

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate NFD, as the Funds’ principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Under the Plan, NFD pays an annual fee in an amount that will not exceed the following amounts:

Funds	Amount
NVIT Cardinal Aggressive Fund[1]	0.25% of the average daily net assets of Class II shares of each Fund, all of which will be considered a distribution fee.
NVIT Cardinal Moderately Aggressive Fund[1]
NVIT Cardinal Capital Appreciation Fund[1]
NVIT Cardinal Moderate Fund[1]
NVIT Cardinal Balanced Fund[1]
NVIT Cardinal Moderately Conservative Fund[1]
NVIT Cardinal Conservative Fund[1]
NVIT Investor Destinations Aggressive Fund
NVIT Investor Destinations Moderately Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund
NVIT Investor Destinations Aggressive Fund	0.25% of the average daily net assets of Class P shares of each Fund, all of which will be considered a distribution fee.
NVIT Investor Destinations Moderately Fund Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund

1	The Trust, on behalf of each of the Cardinal Funds, and NFD have entered into a contract waiving 0.16% of the Distribution and/or Service (12b-1) Fee for Class II shares until at least April 30, 2015.

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During the fiscal year ended December 31, 2013, NFD earned the following distribution fees (net of waivers) under the Plan:

Fund	Fees
NVIT Cardinal Aggressive Fund	$35,100
NVIT Cardinal Moderately Aggressive Fund	361,499
NVIT Cardinal Capital Appreciation Fund	2,415,618
NVIT Cardinal Moderate Fund	2,357,942
NVIT Cardinal Balanced Fund	1,584,410
NVIT Cardinal Moderately Conservative Fund	708,860
NVIT Cardinal Conservative Fund	687,625
NVIT Investor Destinations Aggressive Fund	838,831
NVIT Investor Destinations Moderately Aggressive Fund	3,855,104
NVIT Investor Destinations Capital Appreciation Fund	3,371,808
NVIT Investor Destinations Moderate Fund	7,827,572
NVIT Investor Destinations Balanced Fund	2,258,338
NVIT Investor Destinations Moderately Conservative Fund	2,388,497
NVIT Investor Destinations Conservative Fund	1,997,390

These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts (“contract owners”), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Plan for services including, but not limited to:

(i)	Underwriter services including (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities and (4) expenses related to marketing and promotional activities;

(ii)	Printed documents including (1) fund prospectuses, statements of additional information and reports for prospective contract owners and (2) promotional literature regarding the Fund;

(iii)	Wholesaling services by NFD or the insurance company including (1) training, (2) seminars and sales meetings and (3) compensation;

(iv)	Life insurance company distribution services including (1) fund disclosure documents and reports (2) variable insurance marketing materials, (3) Fund sub-account performance figures, (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and

(v)	Life insurance company contract owner support.

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”). The Trust’s current Plan was initially approved by the Board of Trustees on May 1, 2007. The Plan may be amended from time to time by vote of a majority of the

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Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. As long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition, the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Funds’ shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

The Trust has been informed by NFD that during the fiscal year ended December 31, 2013, the following expenditures were made using the 12b-1 fees received by NFD with respect to the Funds:

Fund	Prospectus Printing and Mailing[1]	Distributor Compensation and Costs	Broker-Dealer Compensation and Costs [2]
NVIT Cardinal Aggressive Fund	$792	$0	$35,211
NVIT Cardinal Moderately Aggressive Fund	5,280	0	1,586,264
NVIT Cardinal Capital Appreciation Fund	1,056	0	2,417,553
NVIT Cardinal Moderate Fund	1,188	0	687,619
NVIT Cardinal Balanced Fund	5,502	0	2,361,054
NVIT Cardinal Moderately Conservative Fund	968	0	361,656
NVIT Cardinal Conservative Fund	2,068	0	709,427
NVIT Investor Destinations Aggressive Fund	706	0	838,331
NVIT Investor Destinations Moderately Aggressive Fund	4,666	0	2,262,861
NVIT Investor Destinations Balanced Fund	1,232	0	3,374,383
NVIT Investor Destinations Moderate Fund	1,786	0	1,997,486
NVIT Investor Destinations Capital Appreciation Fund	5,018	0	7,827,291
NVIT Investor Destinations Moderately Conservative Fund	1,674	906	3,852,524
NVIT Investor Destinations Conservative Fund	2,378	0	2,388,351

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1	Printing and/or mailing of prospectuses to other than current Fund shareholders.
2	Broker-dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.

A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” of a prospectus which covers multiple Funds, however, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.

Administrative Services Plan

Under the terms of an Administrative Services Plan, the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services for the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

As authorized by the Administrative Services Plan, the Trust has entered into a Fund Participation Agreement, effective May 2, 2005, pursuant to which NFS has agreed to provide certain administrative support services to the Funds held beneficially by its customers. NFS is a wholly owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements, will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I and Class II shares of the Funds held by customers of NFS or any such other entity. No fee is paid with respect to the Class P shares of any Fund.

During the fiscal years ended December 31, 2013, 2012 and 2011, NFS and its affiliates earned $18,151,464, $16,298,043 and $14,478,864 in administrative services fees from the Cardinal and Investor Destination Funds.

Fund Administration and Transfer Agency Services

Under the terms of the Joint Fund Administration and Transfer Agency Agreement (the ”Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Funds and Nationwide Mutual Funds (another trust also advised by NFA), including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (”JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see ”Sub-Administration” below); (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC (“US Bancorp”) under the Sub-Transfer Agency Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses (including, but not limited to, the cost of pricing services that NFM utilizes) reasonably incurred by NFM in providing services to the Funds and Trust.

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During the fiscal years ended December 31, 2013, 2012 and 2011, NFM was paid fund administration and transfer agency fees from the Funds as follows:

Fund	2013	2012	2011
NVIT Cardinal Aggressive Fund	$52,808	$49,932	$49,461
NVIT Cardinal Moderately Aggressive Fund	137,726	131,073	133,133
NVIT Cardinal Capital Appreciation Fund	628,377	548,587	420,743
NVIT Cardinal Moderate Fund	616,387	514,028	410,556
NVIT Cardinal Balanced Fund	459,088	391,310	317,863
NVIT Cardinal Moderately Conservative Fund	214,199	188,366	149,560
NVIT Cardinal Conservative Fund	209,829	192,014	148,532
NVIT Investor Destinations Aggressive Fund	116,946	120,766	135,248
NVIT Investor Destinations Moderately Aggressive Fund	378,812	391,735	433,069
NVIT Investor Destinations Capital Appreciation Fund	336,817	286,103	193,484
NVIT Investor Destinations Moderate Fund	723,746	692,719	699,659
NVIT Investor Destinations Balanced Fund	240,153	180,161	128,095
NVIT Investor Destinations Moderately Conservative Fund	251,468	247,520	236,090
NVIT Investor Destinations Conservative Fund	217,510	200,361	164,146

Sub-Administration

NFM has entered into a Sub-Administration Agreement with J.P. Morgan Chase Bank, N.A. (“JPMorgan”), dated May 22, 2009 and effective August 24, 2009, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.

Sub-Transfer Agency

NFM has entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC (“US Bancorp”), dated September 1, 2012, to provide certain fund and sub-transfer agency services for each Fund. NFM pays US Bancorp a fee for these services.

Custodian

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10008, is the Custodian for the Trust and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, 1250 Connecticut Avenue, N.W., Suite 500, Washington, DC 20036-2652, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Independent Registered Public Accounting Firm for the Trust.

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BROKERAGE ALLOCATION

NFA or a subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.1 In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NFA or a subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of NFA and each subadviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

[1]	Because the Funds will invest primarily in shares of the Underlying Funds it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds.

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NFA or a subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to NFA or a subadviser pursuant to its respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services actually may not be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and the subadvisers are prohibited from considering the broker-dealers sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

Commission Recapture Program. NFA may instruct subadvisers of affiliated Underlying Funds to direct brokerage transactions, subject to seeking best execution, to certain broker-dealers who have agreed to participate in a commission recapture program for the benefit of the Underlying Funds. Under the commission recapture program, the participating broker-dealer returns a portion of the commission dollars paid by an Underlying Fund to the Underlying Fund. NFA has instructed subadvisers to direct brokerage transactions to broker-dealers participating in the commission recapture program only if the subadviser believes that doing so is consistent with its obligation to seek best execution. Commissions recaptured by an Underlying Fund will be included in realized gain (loss) on securities in the Underlying Fund’s appropriate financial statements.

Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.

The Cardinal Funds and the Investor Destinations Funds did not pay soft dollar commissions or brokerage commissions for the fiscal year December 31, 2013. These Funds also did not hold any investments in securities of their regular broker-dealers for the fiscal year ended December 31, 2013.

Under the 1940 Act, “affiliated persons” of the Funds are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Funds may purchase securities from underwriting syndicates of which an affiliate, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplates that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through “affiliated broker or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker or dealer must, in the judgment of NFA or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers, except for accounts for which the affiliate broker or dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker-dealer considered by a majority of the independent trustees not to be comparable to the Funds. NFA and the subadvisers do not deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction. However, NFA and the subadvisers regularly give consideration to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

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PURCHASES, REDEMPTIONS AND PRICING OF SHARES

An insurance company purchases shares of the Funds at their net asset value (“NAV”) using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Subject to the sole discretion of NFA, each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

The NAV of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. Eastern Time) on each business day the Exchange is open for regular trading (the “Valuation Time”). To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Funds’ investments may change on days when shares cannot be purchased or redeemed.

The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the Exchange is closed.

Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.

The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a each class of a Fund on which offering and redemption prices are based is determined by adding the value of all securities and other assets of a Fund attributable to the class, deducting liabilities attributable to that class, and dividing by the number of that class’s shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Securities for which market-based quotations are readily available are valued as of Valuation Time. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing. The prospectuses for those underlying mutual funds should explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing. Equity securities (including shares of exchange-traded funds) are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board. Securities traded on NASDAQ are generally valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid valuation price provided by an independent pricing service, the use of which has been approved by the Board.

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Securities for which market-based quotations are either unavailable (e.g., independent pricing service does not provide a value) or are deemed unreliable, in the judgment of NFA or designee, are generally valued at fair value by the Trustees, or persons to whom the Board has delegated its responsibilities pursuant to procedures approved by the Board (in this case, the Fair Valuation Committee). In addition, fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. Fair valuation determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

The Fair Valuation Committee monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees or a committee of Board of Trustees. The Fair Valuation Committee monitors the continuing appropriateness of the valuation methodology with respect to each security. In the event that NFA or a subadviser believes that the valuation methodology being used to value a security does not produce a fair value for such security, the Fair Valuation Committee is notified so that it may meet to determine what adjustment should be made.

To the extent that a Fund invests in foreign securities, the following would be applicable. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund’s foreign investments since their last closing prices were calculated on their primary securities markets or exchanges. Pursuant to the Valuation Procedures, a Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the Exchange. When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust’s transfer agent.

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A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In-Kind Redemptions

The Funds generally plan to redeem their shares for cash. However, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder (“redemption in-kind”).

The Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request – thus limiting the potential adverse effect on the distributing Fund’s net asset value.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and from their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Nationwide Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.

In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:

•	the Distributor and other affiliates of NFA,

•	broker-dealers,

•	financial institutions, and

•	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Funds for such payments.

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Additional Compensation to Affiliated Financial Institution. Nationwide Fund Advisors (“NFA”) and Nationwide Fund Distributors LLC (“NFD”), pursuant to an agreement by the parties, pay their affiliate, Nationwide Financial Services, Inc., various amounts under the terms of the agreement.

Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from NFA, NFM or NFD, from their own resources, include the following (the information set forth below is considered complete as of the date of this SAI; however, agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):

Pruco Life Insurance Company of New Jersey, Pruco Life Insurance Company, American Skandia Life Assurance Corp., American Skandia Marketing, Inc. (collectively, the “Company”)

NFA, pursuant to written agreements, pays the Company a service fee at the annualized rate equal to 0.055% (0.55 basis points) of the average daily net assets of the NVIT Developing Markets Fund for which the Company performed administrative services during the period in which they were earned. If Fund assets administered by the Company are less than $1 billion, as of December 31 of the prior calendar year, the service fee will be paid on a quarterly basis. If greater than $1 billion, the service fee will paid on a monthly basis.

Jefferson National Life Insurance Company (“Jefferson National”)

NFA, pursuant to a written agreement, pays Jefferson National a quarterly fee at the annual rate of: (i) 0.05% (5 basis points) of the average daily net asset value of NVIT S&P 500 Index Fund shares held in Jefferson National separate accounts on the books of NVIT; and (ii) 0.07% (7 basis points) of the average daily net asset value of NVIT Mid Cap Index Fund, NVIT Small Cap Index Fund, NVIT International Index Fund, and NVIT Bond Index Fund shares held in Jefferson National separate accounts on the books of NVIT.

ADDITIONAL INFORMATION

Description of Shares

The Amended Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:

Series	Share Classes
American Century NVIT Growth Fund*	Class I, Class II, Class IV
American Century NVIT Multi Cap Value Fund*	Class I, Class II, Class Y
American Funds NVIT Asset Allocation Fund*	Class II, Class P
American Funds NVIT Bond Fund*	Class II
American Funds NVIT Global Growth Fund*	Class II
American Funds NVIT Growth Fund*	Class II
American Funds NVIT Growth-Income Fund*	Class II, Class P
Federated NVIT High Income Bond Fund*	Class I, Class Y
Invesco NVIT Comstock Value Fund*	Class I, Class II, Class IV, Class Y
Loring Ward NVIT Capital Appreciation Fund*	Class II, Class P
Loring Ward NVIT Moderate Fund*	Class II, Class P

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Series	Share Classes
Neuberger Berman NVIT Multi Cap Opportunities Fund*	Class I, Class II
Neuberger Berman NVIT Socially Responsible Fund*	Class I, Class II, Class Y
NVIT Bond Index Fund*	Class I, Class II, Class Y
NVIT Cardinal Aggressive Fund	Class I, Class II
NVIT Cardinal Moderately Aggressive Fund	Class I, Class II
NVIT Cardinal Capital Appreciation Fund	Class I, Class II
NVIT Cardinal Moderate Fund	Class I, Class II
NVIT Cardinal Balanced Fund	Class I, Class II
NVIT Cardinal Moderately Conservative Fund	Class I, Class II
NVIT Cardinal Conservative Fund	Class I, Class II
NVIT Cardinal Managed Growth Fund*	Class I, Class II
NVIT Cardinal Managed Growth & Income Fund*	Class I, Class II
NVIT Core Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Core Plus Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Developing Markets Fund*	Class I, Class II
NVIT Emerging Markets Fund*	Class I, Class II, Class Y
NVIT Enhanced Income Fund*	Class II, Class Y
NVIT Government Bond Fund*	Class I, Class II, Class IV, Class P, Class Y
NVIT International Equity Fund*	Class I, Class II, Class Y
NVIT International Index Fund*	Class I, Class II, Class VIII, Class Y
NVIT Investor Destinations Aggressive Fund	Class II, Class P
NVIT Investor Destinations Moderately Aggressive Fund	Class II, Class P
NVIT Investor Destinations Capital Appreciation Fund	Class II, Class P
NVIT Investor Destinations Moderate Fund	Class II, Class P
NVIT Investor Destinations Balanced Fund	Class II, Class P
NVIT Investor Destinations Moderately Conservative Fund	Class II, Class P
NVIT Investor Destinations Conservative Fund	Class II, Class P
NVIT Investor Destinations Managed Growth Fund*	Class I, Class II
NVIT Investor Destinations Managed Growth & Income Fund*	Class I, Class II
NVIT Large Cap Growth Fund*	Class I, Class II, Class P, Class Y
NVIT Mid Cap Index Fund*	Class I, Class II, Class Y
NVIT Money Market Fund*	Class I, Class II, Class IV, Class V, Class Y
NVIT Multi-Manager International Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager International Value Fund*	Class I, Class II, Class IV, Class Y
NVIT Multi-Manager Large Cap Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Large Cap Value Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Value Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Small Cap Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Small Cap Value Fund*	Class I, Class II, Class IV, Class Y
NVIT Multi-Manager Small Company Fund*	Class I, Class II, Class IV, Class Y
NVIT Multi Sector Bond Fund*	Class I, Class Y
NVIT Nationwide Fund*	Class I, Class II, Class IV, Class Y
NVIT Real Estate Fund*	Class I, Class II, Class Y
NVIT S&P 500 Index Fund*	Class I, Class II, Class IV, Class Y
NVIT Short Term Bond Fund*	Class I, Class II, Class P, Class Y

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Series	Share Classes
NVIT Small Cap Index Fund*	Class II, Class Y
Templeton NVIT International Value Fund*	Class I, Class II, Class Y
NVIT Flexible Moderate Growth Fund*	Class P
NVIT Flexible Fixed Income Fund*	Class P
Lazard NVIT Flexible Opportunistic Strategies Fund*	Class P

*	Information on these Funds is contained in a separate Statement(s) of Additional Information.

You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended and Restated Declaration of Trust without the vote or consent of shareholders to:

(1)	designate series of the Trust; or

(2)	change the name of the Trust; or

(3)	apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

An annual or special meeting of shareholders to conduct necessary business is not required by the Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company”) separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.

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TAX STATUS

The following sections are a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”). Because shares of the Fund are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life or variable annuity contract.

This “Tax Status” section and the “Other Tax Consequences,” and “Tax Consequences to Shareholders” sections are based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.

Different tax rules may apply depending on how an Underlying Fund in which the Fund invests is organized for federal income tax purposes. The Fund invests in Underlying Funds organized as corporations for federal income tax purposes. These rules could affect the amount, timing or character of the income distributed to shareholders of the Fund.

Unless otherwise indicated, the discussion below with respect to the Fund includes its pro rata share of the dividends and distributions paid by an Underlying Fund. In addition, unless otherwise indicated, the tax consequences described below in respect of the Fund’s investments apply to any investments made directly by the Fund and to any investments made by an Underlying Fund that is a regulated investment company.

Taxation of the Fund

The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•	Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from QPTPs.

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•	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use ”equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Fund of Funds. Distributions by the Underlying Funds, redemptions of shares in the Underlying Funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. The Fund generally will not be able to currently offset gains realized by one Underlying Fund in which it invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, unless the Fund is a qualified fund of funds discussed below, the Fund (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Taxation of Fund Distributions — Pass-Through of Foreign Tax Credits” below) and (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund.Dividends paid by the Fund from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax. However, the Fund is eligible to pass-through to shareholders dividends eligible for

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the corporate dividends-received deduction earned by an Underlying Fund (see, “Taxation of Fund Distributions — Dividends-Received Deduction for Corporations” below). A qualified fund of funds (i.e., a Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs) is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning on or before December 22, 2010, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning after December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Taxation of Fund Distributions — Distributions of Capital Gains” below). A “qualified late year loss” includes:

•	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

•	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence. Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

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Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise Tax Distribution Requirements. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Fund in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether the Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment does not exceed $250,000. Permitted shareholders include other RICs eligible for the exemption (e.g. insurance dedicated funds of funds). If the Fund fails to qualify for the exemption, the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) to avoid any material liability for federal excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Special Rules Applicable to Variable Contracts

The Fund intends to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes). If these requirements are not met, or under other limited circumstances, it is possible that the contract holders (rather than the insurance company) will be treated for federal income tax purposes as the taxable owners of the assets held by the segregated asset accounts. The Fund intends to comply with these diversification requirements.

Section 817(h) of the Internal Revenue Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Fund must either (a) satisfy the Asset Diversification Test and have no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (b) have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For purposes of clause (b), all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issuer of securities.

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Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if –

•	All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and

•	Public access to such investment company is available exclusively through the purchase of a variable contract.

As provided in their offering documents, all the beneficial interests in the Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Fund (and any corresponding regulated investment company such as a fund of funds that invests in the Fund) is available solely through the purchase of a variable contract (such a fund is sometimes referred to as a “Closed Fund” as distinguished from a fund the shares of which are available to the general public referred to as a “Public Fund”). Under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Fund, including a pro rata portion of each asset of any Underlying Fund that is a Closed Fund, is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.

For a variable life or a variable annuity insurance contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Accordingly, a contract holder should not have an impermissible level of control over the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. If the contract holder is considered the owner of the segregated asset account, income and gains produced by the underlying assets would be included currently in the contract holder’s gross income with the variable contract being characterized as a mere “wrapper.” The Treasury Department has issued rulings addressing the circumstances in which a variable contract holder’s control of the investments of the segregated asset account may cause the contract holder, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account, and is likely to issue additional rulings in the future. It is not known what standards will be set forth in any such rulings or when, if at all, these rulings may be issued.

The IRS may consider several factors in determining whether a contract holder has an impermissible level of investor control over a segregated asset account. One factor the IRS considers when a segregated asset account invests in one or more RICs is whether a RIC’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the segregated asset account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a segregated asset account. The relationship between the Fund and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that a variable contract might be subject to current taxation because of investor control.

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Another factor that the IRS examines concerns actions of contract holders. Under the IRS pronouncements, a contract holder may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular fund. A contract holder thus may not select or direct the purchase or sale of a particular investment of the Fund. All investment decisions concerning the Fund must be made by the portfolio managers in their sole and absolute discretion, and not by a contract holder. Furthermore, under the IRS pronouncements, a contract holders may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Fund.

The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a segregated asset account’s investments in funds such as the Fund, and such guidance could affect the treatment of the Fund, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described, or that the Fund will not have to change its investment objectives or investment policies. The Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.

OTHER TAX CONSEQUENCES

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to the separate account. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends received deduction. See the discussion below under the heading, “Dividends-Received Deduction for Corporations.”

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs. (See, “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs” below.)

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

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Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund of funds (i.e. a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to pass through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to its shareholders than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. (See, “Tax Treatment of Portfolio Transactions—Securities Lending” below.)

Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Consent Dividends. The Fund may utilize the consent dividend provisions of section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Additional Information on Portfolio Instruments, Strategies and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

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Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in

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some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)” below with respect to certain other tax aspects of investing in U.S. REITs.

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Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign Income Tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. Internal Revenue Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master -feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

88

Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

89

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

TAX CONSEQUENCES TO SHAREHOLDERS

Since shareholders of the Fund will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

MAJOR SHAREHOLDERS

To the extent NFA and its affiliates (including Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company) directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of the Funds, they are deemed to have “control” over matters which are subject to a vote of the Fund’s shares.

Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, are located at One Nationwide Plaza, Columbus, Ohio 43215, Each of NFA, Natiownide Life Insurance Company and Nationwide Life and Annuity Insurance Company is wholly owned by Nationwide Financial Services, Inc. (“NFS”). NFS, a holding company, is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of April 1, 2014, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of any class of the Funds.

As of April 1, 2014, the record shareholders identified in Appendix D to this SAI held five percent or greater of the shares of a class of a Fund. Fund classes are generally sold to and owned by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts. Pursuant to an order received from the SEC, the Trust maintains participation agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust for the fiscal year ended December 31, 2013 included in the Trust’s Annual Report and the Financial Statements of the Trust for the period June 30, 2013 included in the Trust’s unaudited Semiannual Report are incorporated herein by reference. Copies of the Annual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

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APPENDIX A

DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.

The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default - capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA -	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.

AA -	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.

A -	Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-	Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -	Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B -	Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

A-1

CCC -	Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC -	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.

C -	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.

D -	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS

Aaa -	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.

A -	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.

Baa -	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.

Ba -	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -	Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa -	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.

C -	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2- Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG- Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

A-2

FITCH, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A	Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB	Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB	Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D	Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

A-3

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1	This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3	Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B	Issues rated ‘B’ are regarded as having significant speculative characteristics.

C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.

D	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.	Amortization schedule—the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.	Source of payment—the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

A-4

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1	Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.

F-1	Best quality, indicating strong capacity to meet financial commitments.

F-2	Good quality with satisfactory capacity to meet financial commitments.

F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.

B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.

C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.

D	In default and has failed to meet its financial commitments.

A-5

APPENDIX B

APPENDIX B - PROXY VOTING GUIDELINES SUMMARIES

NATIONWIDE FUND ADVISORS

GENERAL

The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser or sub-adviser, some of which advisers and sub-advisers use an independent service provider, as described below.

Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).

Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The proxy voting records of the Funds are available to shareholders on the Trust’s website, www.nationwidefunds.com, and the SEC’s website.

HOW PROXIES ARE VOTED

NFA has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

B-1

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities unless it is in the best interests of the applicable Fund to do so.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to NFA for review and these proxy voting policies are described below. Each sub-adviser is required to represent quarterly to NFA that (1) all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser’s proxy voting policies as provided to NFA and (2) there have been no material changes to the sub-adviser’s proxy voting policies.

ISS’ 2013 U.S. Proxy Voting Concise Guidelines

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees .

Board of Directors :

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability

2.	Board Responsiveness

3.	Director Independence

4.	Director Competence

B-2

1. Board Accountability

Vote AGAINST2 or WITHHOLD from the entire board of directors (except new nominees3, who should be considered CASE- BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non-shareholder approve poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

[2]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[3]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

B-3

•	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

B-4

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight[4], or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

1.19.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[4]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

B-5

2. Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act[5] on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

2.4.	The board failed to act on takeover offers where the majority of shares are tendered;

2.5.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	Independent directors make up less than a majority of the directors.

4. Director Competence

[5]	Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

•	The subject matter of the proposal;

•	The level of support and opposition provided to the resolution in past meetings;

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Actions taken by the board in response to its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

B-6

Attendance at Board and Committee Meetings:

4.1.	Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY- CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[7].

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests — Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

[6]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
[7]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

B-7

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

B-8

Shareholder Rights & Defenses

Poison Pills—Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

B-9

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[8] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

[8]	Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

B-10

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long-term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

B-11

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long -term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay) Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

B-12

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay -for -Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[9] Alignment:

[9]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

B-13

•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•	The multiple of the CEO’s total pay relative to the peer group median;

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

B-14

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

B-15

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

B-16

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say -on -pay), ISS will evaluate the say -on -pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

B-17

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long-term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and

•	sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

B-18

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

•	The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and

•	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.

Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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APPENDIX C

PORTFOLIO MANAGERS

Information as of December 31, 2013

INVESTMENTS IN EACH FUND

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund[1]
Nationwide Fund Advisors
Thomas R. Hickey, Jr.	NVIT Cardinal Aggressive Fund	None
	NVIT Cardinal Moderately Aggressive Fund	None
	NVIT Cardinal Capital Appreciation Fund	$100,001 to $500,000
	NVIT Cardinal Moderate Fund	None
	NVIT Cardinal Balanced Fund	None
	NVIT Cardinal Moderately Conservative Fund	None
	NVIT Cardinal Conservative Fund	None
	NVIT Investor Destinations Aggressive Fund	None
	NVIT Investor Destinations Moderately Aggressive Fund	None
	NVIT Investor Destinations Capital Appreciation Fund	None
	NVIT Investor Destinations Moderate Fund	None
	NVIT Investor Destinations Balanced Fund	None
	NVIT Investor Destinations Moderately Conservative Fund	None
	NVIT Investor Destinations Conservative Fund	None
Benjamin A. Richer	NVIT Cardinal Aggressive Fund	None
	NVIT Cardinal Moderately Aggressive Fund	None
	NVIT Cardinal Capital Appreciation Fund	None
	NVIT Cardinal Moderate Fund	None
	NVIT Cardinal Balanced Fund	None
	NVIT Cardinal Moderately Conservative Fund	None
	NVIT Cardinal Conservative Fund	None
	NVIT Investor Destinations Aggressive Fund	None
	NVIT Investor Destinations Moderately Aggressive Fund	None
	NVIT Investor Destinations Capital Appreciation Fund	None
	NVIT Investor Destinations Moderate Fund	None
	NVIT Investor Destinations Balanced Fund	None
	NVIT Investor Destinations Moderately Conservative Fund	None
	NVIT Investor Destinations Conservative Fund	None

1	This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.

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DESCRIPTION OF COMPENSATION STRUCTURE

Nationwide Fund Advisors (“NFA”):

NFA uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of all of their NFA responsibilities, including but not limited to portfolio responsibilities. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that NFA believes is industry competitive in light of the portfolio manager’s experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include the financial performance of NFA or its parent company. Fund performance is not a specific factor in determining a portfolio manager’s compensation. Also significant in annual compensation determinations are subjective factors as identified by NFA’s Chief Executive Officer or such other managers as may be appropriate. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them. Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.

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Portfolio managers also are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, NFA’s ultimate parent company. Such plan affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all NFA employees.

OTHER MANAGED ACCOUNTS

(As of December 31, 2013)

The following chart summarizes information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Nationwide Fund Advisors

Thomas R. Hickey, Jr.	Mutual Funds: 34 accounts, $27.902 billion total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets

Benjamin A. Richer	Mutual Funds: 34 accounts, $27.902 billion total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets

POTENTIAL CONFLICTS OF INTEREST

Nationwide Fund Advisors (“NFA”):

It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Funds on the one hand, and other accounts or activities for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises or activities in which he participates. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts or products, a portfolio manager may take action with respect to another account or product that differs from the action taken with respect to the Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

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APPENDIX D - 5% Shareholders

Shareholder Name	No. Shares	% Ownership
NVIT CARDINAL AGGRESSIVE FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	319,254.068	23.95%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	347,872.885	26.10%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	613,458.748	46.02%
NVIT CARDINAL AGGRESSIVE FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	306,549.134	6.00%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	4,281,139.027	83.84%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	420,465.395	8.23%
NVIT CARDINAL MODERATELY AGGRESSIVE FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	563,476.405	15.03%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	1,631,078.755	43.49%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	1,460,100.302	38.93%

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Shareholder Name	No. Shares	% Ownership
NVIT CARDINAL MODERATELY AGGRESSIVE FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	33,349,721.424	93.96%
NVIT CARDINAL CAPITAL APPRECIATION FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	567,267.335	33.98%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	356,121.010	21.33%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	641,093.362	38.41%
NVIT CARDINAL CAPITAL APPRECIATION FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	238,157,520.941	99.45%
NVIT CARDINAL MODERATE FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	572,123.428	22.50%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	649,034.380	25.52%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	1,158,805.554	45.57%
NVIT CARDINAL MODERATE FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	237,419,519.698	98.24%
NVIT CARDINAL BALANCED FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	13,846,566.465	96.20%
NVIT CARDINAL BALANCED FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	165,912,664.075	99.05%
NVIT CARDINAL MODERATELY CONSERVATIVE FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	286,213.546	49.91%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	60,763.453	10.60%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	192,308.231	33.53%
NVIT CARDINAL MODERATELY CONSERVATIVE FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	71,732,096.268	98.11%
NVIT CARDINAL CONSERVATIVE FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	437,734.675	55.43%

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Shareholder Name	No. Shares	% Ownership
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	137,981.339	17.47%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	53,041.685	6.72%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	142,752.013	18.08%
NVIT CARDINAL CONSERVATIVE FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	66,766,007.791	98.06%
NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	3,576,593.109	13.53%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	18,141,688.867	68.61%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	2,125,998.415	8.04%
NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND CLASS P
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	288,189.010	94.96%
NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	7,623,251.427	7.00%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	82,411,844.420	75.71%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	5,816,999.166	5.34%
NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND CLASS P
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	1,125,603.151	97.21%
NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	82,713,262.818	98.35%
NVIT INVESTOR DESTINATIONS CAPITAL APPRECIATION FUND CLASS P
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	6,486.574	5.31%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	114,985.881	94.11%
NVIT INVESTOR DESTINATIONS MODERATE FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	15,868,178.602	6.41%

D-3

Shareholder Name	No. Shares	% Ownership
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	212,669,138.536	85.95%
NVIT INVESTOR DESTINATIONS MODERATE FUND CLASS P
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	67,386.783	8.81%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	696,465.782	91.07%
NVIT INVESTOR DESTINATIONS BALANCED FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	71,414,474.292	97.71%
NVIT INVESTOR DESTINATIONS BALANCED FUND CLASS P
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	8,105.379	5.60%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	135,857.644	93.86%
NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	4,961,247.213	6.11%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	71,363,317.281	87.92%
NVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND CLASS P
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	12,333.448	21.44%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	44,232.336	76.88%
NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	63,878,929.383	88.09%
NVIT INVESTOR DESTINATIONS CONSERVATIVE FUND CLASS P
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS OH 43218-2029	120,273.057	94.75%

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STATEMENT OF ADDITIONAL INFORMATION

April 30, 2014

NATIONWIDE VARIABLE INSURANCE TRUST

Loring Ward NVIT Capital Appreciation Fund	Loring Ward NVIT Moderate Fund
Class II Class P	Class II Class P

Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end management investment company currently consisting of 62 series as of the date above. This Statement of Additional Information (“SAI”) relates only to the series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds” or the “Loring Ward Funds”).

Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling toll free 1-800-848-6331.

This SAI is not a prospectus but this SAI is incorporated by reference into the Prospectus for the Funds dated April 30, 2014. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with it.

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-03213

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GENERAL INFORMATION AND HISTORY

Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company organized under the laws of Delaware by an Amended and Restated Agreement and Declaration of Trust, dated October 28, 2004, as amended and restated on June 17, 2009. The Trust currently offers shares in 62 separate series, each with its own investment objective.

The Funds are not diversified funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES

AND INVESTMENT POLICIES

The Funds are “funds of funds,” which means that each Fund invests primarily in other mutual funds (the “Underlying Funds”). The Funds generally do not invest directly in individual securities, although they are exposed to them indirectly through their investments in the Underlying Funds. The Prospectus discusses each Fund’s principal investment strategies, investment techniques and risks. Therefore, you should carefully review the Funds’ Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectus. For the purposes of this section “Additional Information on Portfolio Instruments, Strategies and Investment Policies,” the term “Fund” shall mean either a Fund or one or more Underlying Funds in which such Fund invests.

An Underlying Fund’s use of a particular strategy or investment technique depends upon that Underlying Fund’s investment objective, policies and restrictions, as described in its prospectus or statement of additional information. For further information about an Underlying Fund, please consult its prospectus and statement of additional information.

The following is a list of the mutual funds in which the Funds may currently invest. The Loring Ward Funds invest primarily in unaffiliated Underlying Funds, which are sponsored and advised by Dimensional Funds Advisors LP (“DFA”). The Funds also may invest in the NVIT Money Market Fund, which is advised by Nationwide Fund Advisors (“NFA” or the “Adviser”), and subadvised by Federated Investment Management Company. This list may be updated from time to time. Each of the Underlying Funds is described briefly in the Funds’ Prospectus.

•	US Core Equity 1 Portfolio

•	VA US Large Value Portfolio

•	US Small Cap Portfolio

•	DFA Real Estate Securities Portfolio

•	VA International Value Portfolio

•	VA International Small Portfolio

•	Emerging Markets Core Equity Portfolio

•	DFA Intermediate Government Fixed Income Portfolio

•	VA Global Bond Portfolio

•	VA Short-Term Fixed Portfolio

•	NVIT Money Market Fund

FUND-OF-FUNDS INVESTING

Each Fund is a “fund of funds” that seeks to meet its respective objective by investing in shares of other investment companies. The Trust has obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) which generally permits, subject to the conditions stated in the exemptive order, the Funds to invest up to 100% of their respective assets in shares of other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the

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advisory fee paid by a Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

Investment Strategies

The Loring Ward Funds aim to provide diversification across traditional asset classes—stocks and bonds of U.S. and international issuers and money market instruments. Each Fund is designed to provide a different asset allocation option corresponding to each Fund’s different investment goals and risk tolerance levels, by investing the majority of its assets in unaffiliated Underlying Funds offered by DFA. As the subadviser to each Loring Ward Fund, LWI Financial Inc. (“Loring Ward”) utilizes a portfolio modeling approach based on principles of asset class investing, diversification, minimized transaction costs and portfolio turnover, and behavioral finance. This asset allocation program, which is designed for longer-term investors, designates specified percentages within multiple securities asset classes with the intent of creating a diversified portfolio reflecting a particular investment objective and risk/return profile. Depending on each Loring Ward Fund’s target risk level, such Fund invests different amounts in the various asset classes and Underlying Funds to achieve its investment objective.

The potential rewards and risks associated with each Fund depend on both the asset class allocation and the chosen mix of Underlying Funds. Loring Ward periodically reviews asset class allocations (where applicable) and continually monitors the mix of Underlying Funds, and will make changes either to the asset class allocations (as applicable), the mix of Underlying Funds, or the Underlying Funds themselves in seeking to meet the investment objective of each Fund. There can be no guarantee, however, that any of the Funds will meet its respective objective.

The investment performance of each Fund is directly related to the investment performance of the Underlying Funds. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund’s assets among the Underlying Funds and the ability of an Underlying Fund to meet its own investment objective. It is possible that an Underlying Fund will fail to execute its investment strategies effectively. As a result, an Underlying Fund may not meet its investment objective, which would affect a Fund’s investment performance. There can be no assurance that the investment objective of any Fund or any Underlying Fund will be achieved. Further, any changes made in the Underlying Funds, such as changes in investment objectives or strategies, may affect the performance of the Funds that invest in the Underlying Funds.

Redemption Fee Risk

Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares. Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Funds do not intend to engage in market timing in Underlying Fund shares. However, each Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of such Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio manager will attempt to conduct each Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

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EQUITY SECURITIES AND STRATEGIES

Each Loring Ward Fund, and certain Underlying Funds in which the Loring Ward Funds invest, may invest in or use any of the equity securities and strategies listed herein. With respect to the Funds, this section uses the term “Fund” to include the Underlying Funds in which such Funds invest. Please review the discussions in the Prospectus for further information regarding the investment objectives and policies of each Fund, including their respective Underlying Funds.

Initial Public Offerings

Securities issued in initial public offerings have no trading history, and information about companies may be available for very limited periods. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and an Underlying Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Preferred Stocks and Convertible Securities

Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed -income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

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A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed -income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Underlying Fund is called for redemption, an Underlying Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

Certain Underlying Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

An Underlying Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.

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An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. An Underlying Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. An Underlying Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

Certain Underlying Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (PIK Bonds) and Deferred Payment Securities” below.

Publicly Traded Limited Partnerships and Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. An Underlying Fund may invest in interests in limited liability companies, as well as publicly traded limited partnerships (limited partnership interests or units), which represent equity interests in the assets and earnings of the company’s or partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income derived from a limited partnership deemed not to be a “qualified publicly traded partnership” may not be considered “qualifying income” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) and may trigger adverse tax consequences. Also, since publicly traded limited partnerships and limited liability companies are a less common form of organizational structure than corporations, their units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited liability company or limited partnership units in an Underlying Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the company or partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Real Estate Investment Trusts

Although no Fund will invest in real estate directly, an Underlying Fund may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real

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estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income -producing real estate or real estate -related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Funds pay the fees and expenses of the REITs, which, ultimately, are paid by each Fund’s shareholders.

Small Company and Emerging Growth Stocks

Investing in securities of small-sized companies, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

Special Situation Companies

“Special situation companies” include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in an Underlying Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. There can be no assurance that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

Warrants and Rights

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Rights are similar to warrants, but normally have a shorter duration. Warrants and rights may be acquired separately or in connection with the acquisition of securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

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FIXED-INCOME SECURITIES AND STRATEGIES

Each Loring Ward Fund, and certain Underlying Funds in which the Loring Ward Funds invest, may invest in or use any of the fixed-income securities and strategies listed herein. With respect to the Funds, this section uses the term “Fund” to include the Underlying Funds in which such Funds invest. Please review the discussions in the Prospectus for further information regarding the investment objectives and policies of each Fund, including their respective Underlying Funds.

Bank and Corporate Loans

Commercial banks and other financial institutions or institutional investors make bank or corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on bank or corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of bank and corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The loan instruments in which a Fund may invest may involve borrowers, agents, co-lenders and collateral located both within and outside the United States, including in emerging market countries. Bank and corporate loans may include, but are not limited to, interests in trade finance loan transactions, pre-export/import finance transactions, factoring, syndicated loan transactions and forfeiting transactions.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the bank or corporate loans, holds collateral and accepts payments of principal and interest. By investing in a corporate or bank loan, a Fund may become a member of the syndicate. A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a bank or corporate loan and could suffer a loss of principal and/or interest.

The bank and corporate loans in which a Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank or corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

The trading market for many bank and corporate loans, including those relating to trade finance, may be limited or less developed than the secondary market for bonds and notes. Therefore, a Fund may experience difficulties in selling its bank or corporate loans. In many cases, loans and loan-related instruments may be considered to be illiquid due to the length of time required to transfer an interest in a loan or a related instrument.

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Brady Bonds

Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund’s subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the subadviser’s expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

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Debt Obligations

Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long -term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.

Recent market data indicates that primary dealer inventories of corporate bonds appear to be at an all-time low, relative to the market size. A significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed-income markets.

Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

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Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are considered in the selection of a Fund’s portfolio securities, but the Fund also relies upon the independent advice of its subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, the Fund must rely entirely on the credit assessment of the subadviser(s).

Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Floating- and Variable-Rate Securities

Floating- or variable-rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable- or adjustable -rate securities changes at preset times based upon an underlying index. Certain of the floating- or variable-rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Such obligations include variable-rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating- and variable-rate obligations to those of the same quality as it is otherwise allowed to purchase.

A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.

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Medium -Quality, Lower -Quality and High -Yield Securities

Medium-Quality Securities. Medium-quality securities are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

Lower Quality/High Yield Securities. Non-investment grade debt or lower quality/rated securities (commonly known as “junk bonds”) (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”), (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

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Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet such Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

Money Market Instruments

Money market instruments may include the following types of instruments:

•	obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•	repurchase agreements;

•	bank or savings and loan obligations;

•	commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign issuers, such as foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•	high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable subadviser;

•	certain variable-rate and floating-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days, to the extent permitted by Rule 2a-7 of the 1940 Act;

•	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extendable commercial notes are determined to be illiquid, the underlying NVIT Money Market Fund will be limited to holding no more than 5% of its net assets in these and any other illiquid securities (in addition to other liquidity restrictions under Rule 2a-7 of the 1940 Act); and

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•	unrated short-term (maturing in 397 days or less) debt obligations that are determined by a Fund’s adviser or subadviser to be of comparable quality to the securities described above.

Insurance Contracts and Funding Agreements. Money market instruments also include insurance contracts, such as guaranteed investment contracts, funding agreements and annuities. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account, and the insurance company then credits to the Fund a guaranteed rate of interest, paid on a regular periodic basis (e.g., monthly). The funding agreements or other insurance contracts provide that the guaranteed rate of interest will not be less than a certain minimum rate. The purchase price paid for the contract becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Funding agreements may or may not allow a Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days’ notice to the Fund. The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and a Fund. Generally, funding agreements and other insurance contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in certain such insurance contracts does not currently exist. Accordingly, such insurance contracts may be considered to be illiquid. To the extent any such funding agreements or other insurance contracts are considered to be illiquid, the underlying NVIT Money Market Fund will be limited to holding no more than 5% of its net assets in these and any other illiquid securities (in addition to other liquidity restrictions under Rule 2a-7 of the 1940 Act). In addition, funding agreements and other insurance contracts are subject to interest rate risk, i.e., when interest rates increase, the value of insurance contracts decline. Insurance contracts are also subject to credit risk, i.e., that the insurance company may be unable to pay interest or principal when due. If an insurance company’s financial condition changes, its credit rating, or the credit rating of the contracts, may be lowered, which could negatively affect the value of the insurance contracts a Fund owns.

Extendable Commercial Notes (“ECN”). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking note holder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. The subadviser to the underlying NVIT Money Market Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

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Bank Obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.

Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on

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their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC (each of which is defined below under “U.S. Government Securities and U.S. Government Agency Securities”), such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

Unlike fixed -rate mortgage-backed securities, adjustable -rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable-rates of interest. These variable-rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest

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rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable -rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable -rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable -rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable -rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed -rate mortgage-backed securities, which will remain constant. Adjustable -rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC (which is defined below under “U.S. Government Securities and U.S. Government Agency Securities”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated

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among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

A Fund may also invest in, among others types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Other Tax Consequences” in this SAI.

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A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed -income assets may be used to create an asset-backed security, including other fixed -income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities though present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to the mortgage-backed securities.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. The underlying NVIT Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the

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same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The subadviser will consider such an event in determining whether a Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Put Bonds

“Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.

Standby Commitment Agreements

Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund. The Underlying Fund segregates or earmarks liquid assets in the aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Strip Bonds

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

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U.S. Government Securities and U.S. Government Agency Securities

Underlying Funds may invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation (“FHLMC”), are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the FNMA.

The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in a Fund’s portfolio, cause the Fund’s daily net asset value to fluctuate.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, a Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear.

Inflation-Protected Bonds. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount.

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If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund’s income distributions.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

When-Issued Securities and Delayed-Delivery Transactions

When securities are purchased on a “when-issued” basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

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When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will earmark or set aside portfolio securities sufficient to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to earmark or place additional assets in the segregated assets in order to ensure that the value of the segregated account remains equal to the amount of such Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it earmarks or sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will earmark or set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of its subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

OTHER TYPES OF INVESTMENTS OR STRATEGIES

Each Loring Ward Fund, and the Underlying Funds in which the Loring Ward Funds invest, may invest in or use any of the other types of investments or strategies identified herein. With respect to the Funds, this section uses the term “Fund” to include the Underlying Funds in which such Funds invest. Please review the discussions in the Prospectus for further information regarding the investment objectives and policies of each Fund, including their respective Underlying Funds.

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Borrowing

Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33 1⁄3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

Asset Segregation. Pursuant to current guidance from the staff of the SEC, financial instruments that involve a Fund’s obligation to make future payments to third parties will not be deemed to be creating any “senior security” provided that the Fund “covers” its obligations. Financial instruments that involve an obligation to make future payments to third parties can include, among others, (i) securities purchased on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements. A Fund is deemed to have “covered” its obligations involving such a financial instrument when the Fund enters into an offsetting financial position, or segregates liquid assets (such as cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Segregated assets are not required to be physically segregated from other Fund assets, but may be segregated through appropriate notation on the books of a Fund or the Fund’s custodian.

The obligation to cover a financial instrument may require a Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order to segregate the required amount of assets. Should segregated assets decline in value, a Fund will be required to segregate additional assets or reduce its position in the financial instrument. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until a Fund’s obligations under the financial instruments have been satisfied.

Consistent with current SEC staff positions, the segregated amount for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between a Fund and its counterparty, is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, more assets will be required to cover a Fund’s obligations, which essentially limits the Fund’s ability to use these instruments, to the extent that more assets will be required to cover a Fund’s obligations.

Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of an Underlying Fund or its yield. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, a Fund’s subadviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

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Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s subadviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Derivative Instruments

Each Fund may use instruments referred to as derivative instruments (“derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives as a substitute for taking a position in a security, a group of securities or a securities index as well as for hedging and non -hedging purposes. Certain Funds, as noted in their respective Prospectuses, may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

The use of these derivatives is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). Nationwide Fund Advisors, with respect to its management and operation of the Funds, has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Special Risks of Derivative Instruments. The use of derivatives involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

(1)	Successful use of most derivatives depends upon a Fund’s subadviser’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2)	There might be imperfect correlation, or even no correlation, between price movements of a derivative and price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using derivatives on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.

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(3)	Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s subadviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declines by more than the increase in the price of the security, a Fund could suffer a loss.

(4)	As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts, or make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Other Tax Consequences.”

Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

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A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund generally intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC regulations and guidance, a Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a Treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high -quality and lower -quality securities. Such protection is only provided during the life of the spread option.

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Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s subadviser believes it is more advantageous to a Fund than purchasing the futures contract.

To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return, substituting a position in a security, group of securities or an index, and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to obtain or reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to obtain or hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security), asset or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

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Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds generally intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

A Fund that invests in a futures contract is subject to the risk of loss of the initial and variation margin in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open futures position. A Fund’s assets may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the FCM’s customers. If the FCM fails to provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own obligations or the payment obligations of another customer to the central counterparty.

Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest

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when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)

Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.

Structured Notes. An Underlying Fund may use structured notes to pursue its objective. Structured notes generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security or asset. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

With respect to structured notes, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, “Restricted, Non-Publicly Traded and Illiquid Securities.”

Swap Agreements. An Underlying Fund may enter into interest rate, total return, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund’s investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, with respect to swaps that have been designated by the CFTC for mandatory clearing (cleared swaps), through an FCM and cleared through a clearinghouse that serves as a central counterparty. See “Uncleared Swaps” and “Cleared Swaps” below for additional explanation of cleared and uncleared swaps. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate

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floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund’s adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments or otherwise replicate a particular benchmark index. Swap agreements may be considered to be illiquid.

New swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) central clearing and execution of standardized swaps; (3) margin requirements in swap transactions; (4) position limits and large trader reporting requirements; and (5) record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

A Fund will enter uncleared swap agreements only with counterparties that a Fund’s adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

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Cleared swaps. Certain swaps have been designated by the CFTC for mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps for mandatory clearing, but it is expected that the CFTC will designate additional categories of swaps for mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not necessarily eliminate these risks and may involve additional risks not involved with uncleared swaps.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Recently adopted CFTC rules will, when implemented, require the trading and execution of certain cleared swaps on public trading facilities, which will occur for each category of swaps subject to mandatory clearing once one or more trading facilities become accredited and make such category of swaps available to trade. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swaps data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.

Certain Internal Revenue Service positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

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With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Credit Default Swaps. An Underlying Fund may enter into credit default swap contracts. An Underlying Fund would use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate or sovereign debt securities.

As the seller in a credit default swap contract, an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, an Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, an Underlying Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, an Underlying Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, an Underlying Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, an Underlying Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk – that the seller may fail to satisfy its payment obligations to an Underlying Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, an Underlying Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Total Rate of Return Swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. A total rate of return swap will allow a Fund to quickly and cost effectively invest cash flows into a diversified basket of assets which has the risk/return prospect of the Fund’s stated benchmark.

Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

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Foreign Currency-Related Derivative Strategies - Special Considerations. A Fund may use futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated, to facilitate settlement of security transactions, or to transfer balances from one currency to another. Currency contracts may also be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s subadviser believes a liquid secondary market will exist for a particular option at any specific time.

Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

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The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counter party to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or the benefits of a currency hedge, impose transaction costs or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts may also be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

Foreign Commercial Paper. A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upward or downward (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the

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instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain. The Funds believe that such investments do not involve the creation of a senior security, but nevertheless will earmark or establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Foreign Securities

Funds that invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include changes in foreign currency exchange rates, exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Regional Risk. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. An Underlying Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s

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securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Investment in Emerging Markets. The Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Emerging market countries are developing and low or middle income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.

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Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depositary receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs, EDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR, EDR or NVDR representing ownership of common stock will be treated as common stock.

A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the

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performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Foreign Sovereign Debt. Certain Underlying Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Lending Portfolio Securities

An Underlying Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund must be able to terminate the loan and regain the right to vote the securities.

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In addition, a Fund may not have on loan securities representing more than one-third of its total assets at any given time. The collateral that a Fund receives may be included in calculating the Fund’s total assets. A Fund generally will not seek to vote proxies relating to the securities on loan, unless it is in the best interests of the applicable Fund to do so. In addition, a Fund may not have on loan securities representing more than one-third of its total assets at any given time. The collateral that a Fund receives may be included in calculating a Fund’s total assets. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed -rate or floating -rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium -term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium -term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements in which an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed -rate or floating -rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium -term notes are unsecured, continuously offered corporate debt obligations. Although medium -term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium -term note will not generally exceed two years.

Loan Participations and Assignments

Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Loan Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Loan Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Loan Participation. In the event of the insolvency of the lender selling a Loan Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

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Repurchase Agreements

In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a subcustodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. A Fund will include any collateral that the Fund receives in calculating the Fund’s total assets in determining whether a Fund has loaned more than one-third of its assets. A Fund will include any collateral that it receives in calculating its total assets in determining whether the Fund has loaned more than one-third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

Restricted, Non-Publicly Traded and Illiquid Securities

A Fund may not invest more than 15% (5% for the underlying NVIT Money Market Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, for purposes of the underlying NVIT Money Market Fund, a security is illiquid if it cannot be sold or disposed of within the ordinary course of business within seven calendar days at approximately the value ascribed to it by such underlying Fund. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

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Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust (“Board of Trustees”), the Fund’s subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable, or if such securities may be readily saleable in foreign markets. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.

A Fund may sell over-the-counter (“OTC”) options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund’s subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

Underlying Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.

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Mortgage dollar rolls are arrangements in which an Underlying Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would earmark or set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated or earmarked assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated or earmarked assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated or earmarked assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds (See “Borrowing”).

Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s subadviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

Short Selling of Securities

Certain Underlying Funds may engage in short selling of securities consistent with their investment strategies. In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund’s subadviser’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

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A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).

Temporary Investments

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Fund. As of December 31, 2013, the Loring Ward Funds had not completed two fiscal years of operations and thus no portfolio turnover rate information is provided.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) a majority of the outstanding voting securities, whichever is less.

Each of the Funds:

•	May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

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•	May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.

•	May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•	May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry in one or more Underlying Funds.

Note, however, that the fundamental investment limitations described above do not prohibit each Fund from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds.

The following are the NON-FUNDAMENTAL operating policies of each of the Funds, which MAY BE CHANGED by the Board of Trustees WITHOUT SHAREHOLDER APPROVAL:

Each Fund may not:

•	Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

•	Purchase securities on margin, except that the Fund may use margin to the extent necessary to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

•	Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1⁄3% of the Fund’s total assets.

A Fund’s obligation not to pledge, mortgage, or hypothecate assets in excess of 33 1/3% of the Fund’s total assets with respect to permissible borrowings or investments, as described above, is a continuing obligation and such asset segregation and coverage must be maintained on an ongoing basis. For any other percentage restriction or requirement described above that is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

For purposes of a Fund’s fundamental concentration policy set forth above, while a Fund may not concentrate, the aggregation of holdings of the Underlying Fund may result in a Fund indirectly having concentrated assets in a particular industry or group of industries or in a single issuer. Any indirect concentration occurs as a result of the Underlying Funds following their own investment objectives and strategies.

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The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships (“QPTPs”).

Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.

1)	A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

2)	A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

3)	A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities); and

4)	A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Each U.S. government agency or instrumentality shall be treated as a separate issuer.

Insurance Law Restrictions

In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, the Trust’s investment adviser, Nationwide Fund Advisors (“NFA” or the “Adviser”) and the insurance companies may enter into agreements, required by certain state insurance departments, under which the NFA may agree to use their best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter or affiliated persons of the Funds’ investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

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The policies and procedures are applicable to NFA and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service provider acting on their behalf are obligated to:

•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, even where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Leadership Team or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

Each Fund posts onto the Trust’s Internet site (nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semiannual reports.

Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Leadership Team or its duly authorized delegate and will be made only when:

•	A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

•	The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

•	The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds’ fiduciary duties.

Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

The Funds have ongoing arrangements to distribute information about the Funds’ portfolio holdings to the Funds’ third -party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Wolters Kluwer Financial Services, Inc. (GainsKeeper), SunGard Financial Systems (Wall Street Concepts), Ernst & Young, LLP, Lipper Inc., Morningstar, Inc., Bloomberg LP, RiskMetrics Group, Inc., FactSet Research Systems, Inc., the Investment Company Institute, and on occasion, to transition managers such as Abel Noser Corp., BlackRock Institutional Trust Company, Fidelity Capital Markets (a division of National Financial Services LLC), Macquarie Capital (USA) Inc. or MBSC Securities Corporation, where such transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.

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NFA conducts periodic reviews of compliance with the policy and the Funds’ Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff will also submit annually to the Board of Trustees a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

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TRUSTEES AND OFFICERS OF THE TRUST

Management Information

Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are listed in the table below. The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the last five years in any publicly-traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

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Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January, 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December, 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None	Significant board experience; significant executive management consulting and legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

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Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	117	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.

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Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to community and the philanthropic field in numerous leadership roles.

David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly-owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

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Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007.[3] From February 2008 through June 2008, Mr. Grugeon served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments. [3]

Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].

Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].

1	Length of time served includes time served with the Trust’s predecessors.
2	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
3	These positions are held with an affiliated person or principal underwriter of the Funds.

Responsibilities of the Board of Trustees

The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from NFA regarding the implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board is an Independent Trustee.

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Board Leadership Structure

All of the Trustees of the Trust are Independent Trustees. The Independent Trustees approve financial arrangements and other agreements between the Funds, on the one hand, and NFA, the sub-advisers, or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board, as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.

This structure is reviewed by the Board periodically and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds’ current operations.

Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board of Trustees may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.

The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.

Board Oversight of Trust Risk

The Board’s role is one of oversight, including oversight of the Funds’ risk, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds’ affairs. While risk management is the primary responsibility of NFA and the Funds’ subadvisers, the Trustees regularly receive reports from NFA, Nationwide Fund Management LLC (“NFM”), and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with NFA or the Funds’ subadvisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.

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The Fund has retained NFA as the Funds’ investment adviser and NFM as the Funds’ administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of the Funds of Funds, to one or more sub-advisers. NFA and NFM are primarily responsible for the Funds’ operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds’ subadvisers. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board also meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.

Committees of the Board of Trustees

The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance, and Investment Committees. The function of each Committee is oversight.

The purposes of the Audit Committee are to: (a) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit – the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) ascertain the independence of the Trust’s independent auditors; (d) act as a liaison between the Trust’s independent auditors and the Board; (e) approve the engagement of the Trust’s independent auditors; (f) meet and consider the reports of the Trust’s independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer ; (h) review information provided to the Audit Committee regarding SEC examinations of the Trust and its service providers; and (i) undertake such other responsibilities as may be delegated to the Audit Committee by the Board. The Audit Committee met six times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley (Chair), Ms. Dryden, Ms. Hennigar, and Mr. Karlawish, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The purposes of the Valuation and Operations Committee are to: (a) assist the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (b) assist the Board with its review and oversight of the implementation and operation of the Trust’s Rule 2a-7 Procedures, including with respect to credit risk, applicable to the Trust’s money market fund series; (c) review and oversee the actions of the principal underwriter and investment advisers with respect to distribution channels for the Funds’ shares and distribution strategies for the Funds including the operation of the Trust’s 12b-1 Plans and Administrative Services Plans; (d) review and oversee the investment advisers’ brokerage practices as these relate to the Trust; (e) review and evaluate the services received by the Trust in respect of, and the Trust’s contractual arrangements relating to, transfer agency, sub-transfer agency, shareholder services, administrative services, custody, and such other areas as may be assigned by the Board to the Committee from time to time; and (f) undertake such other responsibilities as may be delegated to the Committee by the Board. The Valuation and Operations Committee met four times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen (Chair), Ms. Dryden, Ms. Hennigar, Ms. Kosel and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

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The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications and proxy voting by series of the Trust; and (e) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met five times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen, Ms. Jacobs, Ms. Kosel, Mr. Kridler (Chair) and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at Attn: Secretary, Nationwide Mutual Funds, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s) and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Funds’ performance; and (b) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley, Ms. Jacobs (Chair), Mr. Karlawish and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

Ownership of Shares of Nationwide Funds as of December 31, 2013

Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Funds[1]	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles E. Allen	None	Over $100,000
Paula H.J. Cholmondeley	None	Over $100,000
Phyllis Kay Dryden	None	Over $100,000
Barbara L. Hennigar	None	Over $100,000
Barbara I. Jacobs	None	Over $100,000
Keith F. Karlawish	None	Over $100,000
Carol A. Kosel	None	Over $100,000
Douglas F. Kridler	None	Over $100,000
David C. Wetmore	None	Over $100,000

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1	Individual investors, like the Trustees, are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares. Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts, which may or may not be an appropriate investment for each individual Trustee.

Ownership in the Funds’ Investment Adviser1 Subadviser2 or Distributor3 as of December 31, 2013

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust

Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Charles E. Allen	N/A	N/A	N/A	None	N/A
Paula H.J. Cholmondeley	N/A	N/A	N/A	None	N/A
Phyllis Kay Dryden	N/A	N/A	N/A	None	N/A
Barbara L. Hennigar	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	None	N/A
Carol A. Kosel	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
David C. Wetmore	N/A	N/A	N/A	None	N/A

1	Nationwide Fund Advisors.
2	As of December 31, 2013, the subadviser to the Funds is Loring Ward.
3	Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.

Compensation of Trustees

The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Unless otherwise agreed by the Board of Trustees, the Adviser, or an affiliate of the Adviser, pays the fees, if any, and/or reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of any expenses incurred by the Trustees, for the fiscal year ended December 31, 2013. In addition, the table sets forth the total compensation paid to the Trustees from all the Funds in the Fund Complex for the fiscal year ended December 31, 2013. Trust officers receive no compensation from the Trust in their capacity as officers.

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The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Charles E. Allen	$211,565	N/A	N/A	$286,500
Paula H.J. Cholmondeley	224,483	N/A	N/A	304,500
Phyllis Kay Dryden	209,094	N/A	N/A	282,500
Barbara L. Hennigar	220,781	N/A	N/A	299,000
Barbara I. Jacobs	201,537	N/A	N/A	273,000
Keith F. Karlawish	209,330	N/A	N/A	283,500
Carol A. Kosel[2]	192,711	N/A	N/A	261,000
Douglas F. Kridler	208,361	N/A	N/A	282,500
David C. Wetmore	234,167	N/A	N/A	317,000

[1]	On December 31, 2013, the Fund Complex included two trusts comprised of 112 investment company funds or series.
[2]	Ms. Kosel became a Trustee of the Trust in March 2013.

Code of Ethics

Federal law requires the Trust, each of its investment adviser, subadvisers, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

Federal law requires the Trust and each of its investment adviser and subadviser to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfundsnvit, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust, on behalf of the Funds, pays the compensation of the Trustees who are not interested persons (as described in the 1940 Act) of the Trust, and all expenses (other than those assumed by NFA), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements,

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and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund, as described below.

Investment Advisory Agreement

Under the Investment Advisory Agreement with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Trustees. For services provided under the Investment Advisory Agreement, NFA receives from each Loring Ward Fund an annual fee, paid monthly, based on average daily net assets on assets of the Fund as follows:

•	0.24% on assets of up to $500 million; and

•	0.20% on assets of $500 million and more.

The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA, on not more than 60 days written notice. The Agreement further provides that NFA may render similar services to others.

Investment Adviser

NFA manages the day-to-day investments of the assets of the Funds. NFA, located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, is a wholly owned subsidiary of NFS, a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

NFA pays the compensation of the officers of the Trust employed by NFA and pays the compensation and expenses of the Trustees who are interested persons of the Trust. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

Limitation of Fund Expenses

In the interest of limiting the expenses of the Funds, NFA may from time to time waive some or its entire investment advisory fee or reimburse other fees for certain Funds. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each class of each such Fund to the limits described below. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

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With respect to the Funds, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits that were in the Expense Limitation Agreement at the time NFA waived the fees or reimbursed the expenses. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

Until at least April 30, 2015, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short-sale dividend expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business, as follows:

•	Loring Ward NVIT Capital Appreciation Fund to 0.33% for all shares classes.

•	Loring Ward NVIT Moderate Fund to 0.33% for all shares classes.

Investment Advisory Fees

During the fiscal year ended December 31, 20131, the Funds paid NFA fees for investment advisory services (after waivers and reimbursements) as follows:

Fund	Year Ended December 31, 2013
	Fees Paid	Fees Reimbursed
Loring Ward NVIT Capital Appreciation Fund	$3,335	$64,660
Loring Ward NVIT Moderate Fund	5,687	63,751

[1]	The Funds commenced operations on January 7, 2013, and therefore paid no investment advisory fees in 2012 and 2011.

Subadvisers

LWI Financial Inc. (“Loring Ward”) is the subadviser to the Loring Ward Funds and is located at 3055 Olin Avenue, Suite 2000, San Jose, California 95128. Loring Ward was founded in 1990 and became a privately-owned company in 2009.

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Subadvisory Fees Paid

The following table sets forth the amounts NFA paid to the subadviser on behalf of each Fund for the fiscal year ended December 31, 20131.

Fund	2013
Loring Ward NVIT Capital Appreciation Fund	$1,668
Loring Ward NVIT Moderate Fund	$2,844

[1]	The Funds commenced operations on January 7, 2013, and therefore, paid no subadvisory fees in 2012 and 2011.

Multi-Manager Structure

NFA and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows NFA to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders; the order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

Where NFA hires a subadviser, NFA provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA has responsibility for communicating performance expectations and evaluations to any subadvisers and ultimately recommending to the Trust’s Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend frequent changes of subadvisers. NFA regularly provides written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions. Although NFA monitors the performance of any subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

Portfolio Managers

Appendix C contains the following information regarding each of the portfolio managers identified in the Funds’ Prospectus: (i) the dollar range of the portfolio manager’s investments in each Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

Distributor

Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406 serves as underwriter for each Fund in the continuous distribution of its shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:

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Nationwide Fund Advisors

Nationwide Fund Management LLC

Nationwide Life Insurance Company

Nationwide Life and Annuity Insurance Company

Nationwide Financial Services, Inc.

Nationwide Corporation

Nationwide Mutual Insurance Company

Karen L. Heath-Wade

Joseph Finelli

Brian Hirsch

Stephen T. Grugeon

Eric Miller

Michael S. Spangler

In its capacity as distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of each of the Funds.

Distribution Plan

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate NFD, as the Funds’ principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Under the Plan, NFD pays an annual fee in an amount that will not exceed the following amounts:

Funds	Amount
Loring Ward NVIT Capital Appreciation Fund	0.25% of the average daily net assets of Class P shares and Class II shares of each Fund, all of which will be considered a distribution fee.
Loring Ward NVIT Moderate Fund

During the fiscal year ended December 31, 2013, NFD earned the following distribution fees under the Plan:

Fund	Fees
Loring Ward NVIT Capital Appreciation Fund	$3,475
Loring Ward NVIT Moderate Fund	5,924

These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts (“contract owners”), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Plan for services including, but not limited to:

(i)	Underwriter services including (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities and (4) expenses related to marketing and promotional activities;

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(ii)	Printed documents including (1) fund prospectuses, statements of additional information and reports for prospective contract owners and (2) promotional literature regarding the Fund;

(iii)	Wholesaling services by NFD or the insurance company including (1) training, (2) seminars and sales meetings and (3) compensation;

(iv)	Life insurance company distribution services including (1) fund disclosure documents and reports (2) variable insurance marketing materials, (3) Fund sub-account performance figures, (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and

(v)	Life insurance company contract owner support.

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”). The Trust’s current Plan was initially approved by the Board of Trustees on May 1, 2007. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. As long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Funds’ shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

During the fiscal year ended December 31, 2013, the following expenditures were made using 12b-1 fees received by NFD with respect to the Funds:

Fund	Prospectus Printing & Mailing(1)	Distributor Compensation & Costs	Broker- Dealer Compensation & Costs(2)
Loring Ward NVIT Capital Appreciation Fund	$0	$2,666	$808
Loring Ward NVIT Moderate Fund	0	2,605	3,319

1	Printing and/or mailing of prospectuses to other than current Feeder Fund shareholders.
2	Broker-dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.

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A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” of a prospectus which covers multiple Funds, however, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.

Administrative Services Plan

Under the terms of an Administrative Services Plan, the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services for the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

As authorized by the Administrative Services Plan, the Trust has entered into a Fund Participation Agreement, effective May 1, 2007, pursuant to which NFS has agreed to provide certain administrative support services to the Funds held beneficially by its customers. NFS is a wholly owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements, will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class II shares of the Funds held by customers of NFS or any such other entity. No fee is paid with respect to the Class P shares of any Fund.

During the fiscal years ended December 31, 2013, 2012, and 2011, NFS and its affiliates earned $$50,094,599, $44,132,956 and $39,125,097, respectively, in administrative services fees it provided to all Funds of the Trust (including Funds that are not included in this SAI).

Fund Administration and Transfer Agency Services

Under the terms of the Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of NFS, provides various administration and accounting services to the Funds and Nationwide Mutual Funds (another trust also advised by NFA), including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (”JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see ”Sub-Administration” below); (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC (“US Bancorp”) under the Sub-Transfer Agency Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses (including, but not limited to, the cost of pricing services that NFM utilizes) reasonably incurred by NFM in providing services to the Funds and Trust.

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During the fiscal year ended December 31, 20131, the Funds paid NFM the following fees for fund administration and transfer agency services:

Fund	Fees Paid
Loring Ward NVIT Capital Appreciation Fund	$31,197
Loring Ward NVIT Moderate Fund	31,410

[1]	The Funds commenced operations on January 7, 2013, and therefore, paid no fund administration or transfer agency fees in 2012 or 2011.

Sub-Administration

NFM has entered into a Sub-Administration Agreement with J.P. Morgan Chase Bank, N.A. (“JPMorgan”), dated May 22, 2009 and effective August 24, 2009, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.

Sub-Transfer Agency

NFM has entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC (“US Bancorp”), dated September 1, 2012 to provide certain fund sub-transfer agency services for each Fund. NFM pays US Bancorp a fee for these services.

Custodian

JPMorgan Chase Bank, N.A., (the “Custodian”) 270 Park Avenue, New York, NY 10008, is the Custodian for the Trust and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, 1250 Connecticut Avenue N.W., Suite 500, Washington, D.C. 20036-2652, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

NFA or the subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.1 In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

[1]	Because the Funds will invest primarily in shares of Underlying Funds, it is expected that all transactions in portfolio securities for these Funds will be entered into by the Underlying Funds. For brokerage allocation information about the Underlying Funds, please see each such Underlying Fund’s SAI.

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Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and the subadviser have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or the subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or the subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NFA or the subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of NFA and the subadviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or the subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or the subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

NFA or the subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to NFA or the subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to NFA or the subadviser pursuant to its respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or the subadviser in serving its other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services actually may not be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and the subadviser are prohibited from considering the broker-dealers sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

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Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.

As of the fiscal year ended December 31, 2013, the Funds paid no soft dollar commissions, brokerage commissions, or held securities issued by their regular broker-dealers.

Under the 1940 Act, “affiliated persons” of the Funds are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Funds may purchase securities from underwriting syndicates of which an affiliate, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplates that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through “affiliated broker or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker or dealer must, in the judgment of NFA or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliate broker or dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker or dealer considered by a majority of the independent trustees not to be comparable to the Funds. NFA and the subadvisers do not deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

An insurance company purchases shares of the Funds at their net asset value (“NAV”) using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Subject to the sole discretion of NFA, each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

The NAV of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. Eastern Time) on each business day the Exchange is open for regular trading (the “Valuation Time”). To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Funds’ investments may change on days when shares cannot be purchased or redeemed.

The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and other days when the Exchange is closed.

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Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.

The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a each class of a Fund on which offering and redemption prices are based is determined by adding the value of all securities and other assets of a Fund attributable to the class, deducting liabilities attributable to that class, and dividing by the number of that class’s shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Securities for which market-based quotations are readily available are valued as of Valuation Time. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing. The prospectuses for those underlying mutual funds should explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing. Equity securities (including shares of exchange-traded funds) are generally valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board. Securities traded on NASDAQ are generally valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Debt and other fixed-income securities are generally valued at the bid valuation price provided by an independent pricing service, the use of which has been approved by the Board.

Securities for which market-based quotations are either unavailable (e.g., independent pricing service does not provide a value) or are deemed unreliable, in the judgment of NFA or designee, are generally valued at fair value by the Trustees, or persons to whom the Board has delegated its responsibilities pursuant to procedures approved by the Board (in this case, the Fair Valuation Committee). In addition, fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Funds’ NAVs. Fair valuation determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

The Fair Valuation Committee monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees or a committee of Board of Trustees. The Fair Valuation Committee monitors the continuing appropriateness of the valuation methodology with respect to each security. In the event that NFA or a subadviser believes that the valuation methodology being used to value a security does not produce a fair value for such security, the Fair Valuation Committee is notified so that it may meet to determine what adjustment should be made.

To the extent that a Fund invests in foreign securities, the following would be applicable. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on the Fund’s foreign investments since their last closing prices were calculated on their primary securities markets or exchanges. Pursuant to the Valuation Procedures, a Fund’s foreign equity investments generally will be fair valued daily by an independent pricing service using models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the Exchange. When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form is received by the Trust’s transfer agent.

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All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

The NAV per share of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. Eastern Time) on each business day the Exchange is open for regular trading (and on such other days as the Board determines) (together, the “Valuation Time”). However, to the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and any other days when the Exchange is closed.

Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the NAV.

The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of shares in the Underlying Funds). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class’ shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust’s transfer agent.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In-Kind Redemptions

The Funds generally plan to redeem their shares for cash. However, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder (“redemption in-kind”).

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The Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request – thus limiting the potential adverse effect on the distributing Fund’s net asset value.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and from their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.

In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:

•	the Distributor and other affiliates of NFA,

•	broker-dealers,

•	financial institutions, and

•	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Funds for such payments.

Additional Compensation to Affiliated Financial Institution. Nationwide Fund Advisors (“NFA”) and Nationwide Fund Distributors LLC (“NFD”), pursuant to an agreement by the parties, pay their affiliate, Nationwide Financial Services, Inc., various amounts under the terms of the agreement.

Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from NFA, NFM or NFD, from their own resources, include the following (the information set forth below is considered complete as of the date of this SAI; however, agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):

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Pruco Life Insurance Company of New Jersey, Pruco Life Insurance Company, American Skandia Life Assurance Corp., American Skandia Marketing, Inc. (collectively, the “Company”)

NFA, pursuant to written agreements, pays the Company a service fee at the annualized rate equal to 0.055% (0.55 basis points) of the average daily net assets of the NVIT Developing Markets Fund for which the Company performed administrative services during the period in which they were earned. If Fund assets administered by the Company are less than $1 billion, as of December 31st of the prior calendar year, the service fee will be paid on a quarterly basis. If greater than $1 billion, the service fee will paid on a monthly basis.

Jefferson National Life Insurance Company (“Jefferson National”)

NFA, pursuant to a written agreement, pays Jefferson National a quarterly fee at the annual rate of: (i) 0.05% (5 basis points) of the average daily net asset value of NVIT S&P 500 Index Fund shares held in Jefferson National separate accounts on the books of NVIT; and (ii) 0.07% (7 basis points) of the average daily net asset value of NVIT Mid Cap Index Fund, NVIT Small Cap Index Fund, NVIT International Index Fund, and NVIT Bond Index Fund shares held in Jefferson National separate accounts on the books of NVIT.

ADDITIONAL INFORMATION

Description of Shares

The Amended Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:

Series	Share Classes
American Century NVIT Growth Fund*	Class I, Class II, Class IV
American Century NVIT Multi Cap Value Fund*	Class I, Class II, Class Y
American Funds NVIT Asset Allocation Fund*	Class II, Class P
American Funds NVIT Bond Fund*	Class II
American Funds NVIT Global Growth Fund*	Class II
American Funds NVIT Growth Fund*	Class II
American Funds NVIT Growth-Income Fund*	Class II, Class P
Federated NVIT High Income Bond Fund*	Class I, Class Y
Invesco NVIT Comstock Value Fund*	Class I, Class II, Class IV, Class Y
Loring Ward NVIT Capital Appreciation Fund	Class II, Class P
Loring Ward NVIT Moderate Fund	Class II, Class P
Neuberger Berman NVIT Multi Cap Opportunities Fund*	Class I, Class II
Neuberger Berman NVIT Socially Responsible Fund*	Class I, Class II, Class Y
NVIT Bond Index Fund*	Class I, Class II, Class Y
NVIT Cardinal Aggressive Fund*	Class I, Class II
NVIT Cardinal Moderately Aggressive Fund*	Class I, Class II
NVIT Cardinal Capital Appreciation Fund*	Class I, Class II
NVIT Cardinal Moderate Fund*	Class I, Class II
NVIT Cardinal Balanced Fund*	Class I, Class II
NVIT Cardinal Moderately Conservative Fund*	Class I, Class II

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NVIT Cardinal Conservative Fund*	Class I, Class II
NVIT Cardinal Managed Growth Fund*	Class I, Class II
NVIT Cardinal Managed Growth & Income Fund*	Class I, Class II
NVIT Core Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Core Plus Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Developing Markets Fund*	Class I, Class II
NVIT Emerging Markets Fund*	Class I, Class II, Class Y
NVIT Enhanced Income Fund*	Class II, Class Y
NVIT Government Bond Fund*	Class I, Class II, Class IV, Class P, Class Y
NVIT International Equity Fund*	Class I, Class II, Class Y
NVIT International Index Fund*	Class I, Class II, Class VIII, Class Y
NVIT Investor Destinations Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Moderately Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Capital Appreciation Fund*	Class II, Class P
NVIT Investor Destinations Moderate Fund*	Class II, Class P
NVIT Investor Destinations Balanced Fund*	Class II, Class P
NVIT Investor Destinations Moderately Conservative Fund*	Class II, Class P
NVIT Investor Destinations Conservative Fund*	Class II, Class P
NVIT Investor Destinations Managed Growth Fund*	Class I, Class II
NVIT Investor Destinations Managed Growth & Income Fund*	Class I, Class II
NVIT Large Cap Growth Fund*	Class I, Class II, Class P, Class Y
NVIT Mid Cap Index Fund*	Class I, Class II, Class Y
NVIT Money Market Fund*	Class I, Class II, Class IV, Class V, Class Y
NVIT Multi-Manager International Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager International Value Fund*	Class I, Class II, Class IV, Class Y
NVIT Multi-Manager Large Cap Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Large Cap Value Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Value Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Small Cap Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Small Cap Value Fund*	Class I, Class II, Class IV, Class Y
NVIT Multi-Manager Small Company Fund*	Class I, Class II, Class IV, Class Y
NVIT Multi Sector Bond Fund*	Class I, Class Y
NVIT Nationwide Fund*	Class I, Class II, Class IV, Class Y
NVIT Real Estate Fund*	Class I, Class II, Class Y
NVIT S&P 500 Index Fund*	Class I, Class II, Class IV, Class Y
NVIT Short Term Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Small Cap Index Fund*	Class II, Class Y
Templeton NVIT International Value Fund*	Class I, Class II, Class Y
NVIT Flexible Moderate Growth Fund*	Class P
NVIT Flexible Fixed Income Fund*	Class P
Lazard NVIT Flexible Opportunistic Strategies Fund*	Class P

*	Information on these Funds is contained in a separate Statement(s) of Additional Information.

You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

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Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended and Restated Declaration of Trust without the vote or consent of shareholders to:

(1)	designate series of the Trust; or

(2)	change the name of the Trust; or

(3)	apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

An annual or special meeting of shareholders to conduct necessary business is not required by the Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company”) separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.

TAX STATUS

The following sections are a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”). Because shares of the Fund are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life or variable annuity contract.

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This “Tax Status” section and the “Other Tax Consequences,” and “Tax Consequences to Shareholders” sections are based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.

Different tax rules may apply depending on how an Underlying Fund in which the Fund invests is organized for federal income tax purposes. The Fund invests in Underlying Funds organized as corporations for federal income tax purposes. These rules could affect the amount, timing or character of the income distributed to shareholders of the Fund.

Unless otherwise indicated, the discussion below with respect to the Fund includes its pro rata share of the dividends and distributions paid by an Underlying Fund. In addition, unless otherwise indicated the tax consequences described below in respect of the Fund’s investments apply to any investments made directly by the Fund and to any investments made by an Underlying Fund that is a regulated investment company.

Taxation of the Fund

The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•	Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from QPTPs.

•	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

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In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Fund of Funds. Distributions by the Underlying Funds, redemptions of shares in the Underlying Funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. The Fund generally will not be able to currently offset gains realized by one Underlying Fund in which it invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, unless the Fund is a qualified fund of funds discussed below, the Fund (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Taxation of Fund Distributions — Pass-Through of Foreign Tax Credits” below) and (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund. Dividends paid by the Fund from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax. However, the Fund is eligible to pass-through to shareholders dividends eligible for the corporate dividends-received deduction earned by an Underlying Fund (see, “Taxation of Fund Distributions — Dividends-Received Deduction for Corporations” below). A qualified fund of funds (i.e., a Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs) is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010, if the Fund has a “net capital loss” (that is,

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capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Taxation of Fund Distributions — Distributions of Capital Gains” below). A “qualified late year loss” includes:

•	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

•	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence. Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

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Excise Tax Distribution Requirements. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Fund in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether the Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment does not exceed $250,000. Permitted shareholders include other RICs eligible for the exemption (e.g. insurance dedicated funds of funds). If the Fund fails to qualify for the exemption, the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) to avoid any material liability for federal excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Special Rules Applicable to Variable Contracts

The Fund intends to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes). If these requirements are not met, or under other limited circumstances, it is possible that the contract holders (rather than the insurance company), will be treated for federal income tax purposes as the taxable owners of the assets held by the segregated asset accounts. The Fund intends to comply with these diversification requirements.

Section 817(h) of the Internal Revenue Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Fund must either (a) satisfy the Asset Diversification Test and have no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (b) have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For purposes of clause (b), all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issuer of securities.

Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if –

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•	All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and

•	Public access to such investment company is available exclusively through the purchase of a variable contract.

As provided in their offering documents, all the beneficial interests in the Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Fund (and any corresponding regulated investment company such as a fund of funds that invests in the Fund) is available solely through the purchase of a variable contract (such a fund is sometimes referred to as a “Closed Fund” as distinguished from a fund the shares of which are available to the general public referred to as a “Public Fund”). Under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Fund, including a pro rata portion of each asset of any Underlying Fund that is a Closed Fund, is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.

For a variable life or a variable annuity insurance contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Accordingly, a contract holder should not have an impermissible level of control over the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. If the contract holder is considered the owner of the segregated asset account, income and gains produced by the underlying assets would be included currently in the contract holder’s gross income with the variable contract being characterized as a mere “wrapper.” The Treasury Department has issued rulings addressing the circumstances in which a variable contract holder’s control of the investments of the segregated asset account may cause the contract holder, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account, and is likely to issue additional rulings in the future. It is not known what standards will be set forth in any such rulings or when, if at all, these rulings may be issued.

The IRS may consider several factors in determining whether a contract holder has an impermissible level of investor control over a segregated asset account. One factor the IRS considers when a segregated asset account invests in one or more RICs is whether a RIC’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the segregated asset account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a segregated asset account. The relationship between the Fund and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that a variable contract might be subject to current taxation because of investor control.

Another factor that the IRS examines concerns actions of contract holders. Under the IRS pronouncements, a contract holder may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular fund. A contract holder thus may not select or direct the purchase or sale of a particular investment of the Fund. All investment decisions concerning the Fund must be made by the portfolio managers in their sole and absolute discretion, and not by a contract holder. Furthermore, under the IRS pronouncements, a contract holders may not communicate directly or indirectly with such portfolio managers or any

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related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Fund. Additionally, the IRS has ruled that, if an investor can choose between investing in a Public Fund either directly or, indirectly through a variable contract, the investor has prohibited investor control. But the public availability of the assets held by a Closed Fund does not lead to the conclusion that the insurance company issuing variable contracts is simply a conduit between the contract holders and their mutual funds or the underlying assets of the mutual funds. It is not likely that the general public could replicate the overall performance of the Fund given that the investment manager retains discretion and authority to change the Fund’s investments at any time without notice to the contract owners and the Fund’s other features.

The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a segregated asset account’s investments in funds such as the Fund, and such guidance could affect the treatment of the Fund, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described, or that the Fund will not have to change its investment objectives or investment policies. The Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.

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OTHER TAX CONSEQUENCES

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to the separate account. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends received deduction. See the discussion below under the heading, “Dividends-Received Deduction for Corporations.”

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs. (See “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs” below.)

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund of funds (i.e., a fund at least 50 percent of the value of the total assets of which, at the close of each quarter of the taxable year, is represented by interests in other RICs), the Fund may elect to pass through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to its shareholders than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. (See, “Tax Treatment of Portfolio Transactions—Securities Lending” below.)

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Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Consent Dividends. The Fund may utilize the consent dividend provisions of section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Additional Information on Portfolio Instruments, Strategies and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256

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contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

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Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund – Foreign Income Tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. Internal Revenue Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

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These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master -feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

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Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

TAX CONSEQUENCES TO SHAREHOLDERS

Since shareholders of the Fund will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

MAJOR SHAREHOLDERS

To the extent NFA and its affiliates (including Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company) directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of a Fund, it is deemed to have “control” over matters which are subject to a vote of the Fund’s shares.

Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company are located at One Nationwide Plaza, Columbus, Ohio 43215. Each of NFA, Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company is wholly owned by Nationwide Financial Services, Inc. (“NFS”). NFS, a holding company, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of April 1, 2014, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of any class of the Funds.

As of April 1, 2014, the record shareholders identified in Appendix D to this SAI held five percent or greater of the shares of a class of a Fund. Fund classes are generally sold to and owned by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts. Pursuant to an order received from the SEC, the Trust maintains participation agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust for the fiscal year ended December 31, 2013 included in the Trust’s Annual Report and the Financial Statements of the Trust for the period ended June 30, 2013 included in the Trust’s unaudited Semiannual Report are incorporated herein by reference. Copies of the Annual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

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APPENDIX A

DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.

The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default—capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA -	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.

AA -	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.

A -	Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-	Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -	Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B -	Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

CCC -	Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC -	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.

C -	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.

D -	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS

Aaa -	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.

A -	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.

Baa -	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.

Ba -	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -	Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa -	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.

C -	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2- Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG- Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A	Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB	Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB	Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D	Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1	This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3	Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B	Issues rated ‘B’ are regarded as having significant speculative characteristics.

C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.

D	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.	Amortization schedule—the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.	Source of payment—the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1	Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.

F-1	Best quality, indicating strong capacity to meet financial commitments.

F-2	Good quality with satisfactory capacity to meet financial commitments.

F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.

B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.

C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.

D	In default and has failed to meet its financial commitments.

APPENDIX B

APPENDIX B - PROXY VOTING GUIDELINES SUMMARIES

NATIONWIDE FUND ADVISORS

GENERAL

The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser or sub-adviser, some of which advisers and sub-advisers use an independent service provider, as described below.

Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).

Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The proxy voting records of the Funds are available to shareholders on the Trust’s website, www.nationwidefunds.com, and the SEC’s website.

HOW PROXIES ARE VOTED

NFA has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.

Specifically, ISS assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the ISS Proxy Voting Guidelines is set forth below.

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CONFLICTS OF INTEREST

NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from an ISS recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

NFA, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities unless it is in the best interests of the applicable Fund to do so.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to NFA for review and these proxy voting policies are described below. Each sub-adviser is required to represent quarterly to NFA that (1) all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser’s proxy voting policies as provided to NFA and (2) there have been no material changes to the sub-adviser’s proxy voting policies.

ISS’ 2013 U.S. Proxy Voting Concise Guidelines

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Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability

2.	Board Responsiveness

3.	Director Independence

4.	Director Competence

1. Board Accountability

Vote AGAINST2 or WITHHOLD from the entire board of directors (except new nominees3, who should be considered CASE- BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

[2]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[3]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non-shareholder approve poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

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Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices /Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

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1.17.	Material failures of governance, stewardship, risk oversight[4], or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

1.19.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act[5] on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

2.4.	The board failed to act on takeover offers where the majority of shares are tendered;

2.5.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The subject matter of the proposal;

•	The level of support and opposition provided to the resolution in past meetings;

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Actions taken by the board in response to its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

[4]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.
[5]	Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

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•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	Independent directors make up less than a majority of the directors.

4. Director Competence

Attendance at Board and Committee Meetings:

4.1.	Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY- CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[7].

[6]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
[7]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests — Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

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When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Shareholder Rights & Defenses

Poison Pills—Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

B-9

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[8] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

[8]	Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

B-10

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long-term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

B-11

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

B-12

•	Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long -term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay) Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

B-13

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

B-14

Primary Evaluation Factors for Executive Pay

Pay -for -Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[9] Alignment:

•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•	The multiple of the CEO’s total pay relative to the peer group median;

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay compared to grant pay; and

•	Any other factors deemed relevant.

[9]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

B-15

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

B-16

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

B-17

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single -trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say -on -pay), ISS will evaluate the say -on -pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

B-18

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long-term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and

•	sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

B-19

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

•	The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and

B-20

•	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.

Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

LWI Financial Inc. (“Loring Ward”)

Summary of Proxy Voting Guidelines

The recommendation of management on any issue is a factor that the subadviser considers in determining how proxies should be voted. However, the subadviser does not consider recommendations from management to be determinative of the subadviser’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the subadviser will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares. In the instance of potential conflicts of interest, the subadviser will employ “echo voting”, if possible. “Echo voting” means that the subadviser will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

B-21

APPENDIX C – PORTFOLIO MANAGERS

INVESTMENTS IN EACH FUND

LWI Financial, Inc. (“Loring Ward”):

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2013[1]
Loring Ward
Joni L. Clark	Loring Ward NVIT Capital Appreciation Fund Loring Ward NVIT Moderate Fund	None
Sheldon P. McFarland	Loring Ward NVIT Capital Appreciation Fund Loring Ward NVIT Moderate Fund	None
Matthew J. Carvalho	Loring Ward NVIT Capital Appreciation Fund Loring Ward NVIT Moderate Fund	None

[1]	This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.

DESCRIPTION OF COMPENSATION STRUCTURE

LWI Financial, Inc. (“Loring Ward”):

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined by Loring Ward and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Funds or other accounts that the portfolio managers manage or on the value of assets held in the Funds’ portfolios. Loring Ward reviews the compensation of each portfolio manager annually and may make modifications in compensation, as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

Base salary: Each portfolio manager is paid a base salary. Loring Ward considers the factors described above to determine each portfolio manager’s base salary.

Annual Bonus: Each portfolio manager may receive a bonus that is based on the factors described above. The bonus is paid once per year.

Portfolio managers may be awarded the right to purchase shares of the stock of Loring Ward’s parent company, Werba Reinhard Inc., as determined from time to time by the Board of Directors of Loring Ward or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

C-1

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category as of December 31, 2013[1]
LWI Financial, Inc.

Joni L. Clark	Mutual Funds: 2 accounts, $6,068,888 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 46,003 accounts, $10,374,854,683 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Sheldon P. McFarland	Mutual Funds: 2 accounts, $6,068,888 (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 46,003 accounts, $10,374,854,683 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

Matthew J. Carvalho	Mutual Funds: 2 accounts, $6,068,888 (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 46,003 accounts, $10,374,854,683 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

[1]	Information in the table above reflects all discretionary and non-discretionary accounts advised by each portfolio manager.

POTENTIAL CONFLICTS OF INTEREST

LWI Financial Inc. (“Loring Ward”):

Potential conflicts of interest may arise for a portfolio manager that is responsible for the management of multiple independent funds (including one or more of the Funds), individual or organization accounts, and/or other pooled investment vehicles (collectively, “Accounts”). Such Accounts may have similar investment objectives to a Fund, and therefore may purchase, hold, or sell securities that may also be held by a Fund. Management of multiple independent Accounts with similar investment objectives and/or security positions has the potential to require disparate commitments of time by the portfolio manager across the distinct Accounts, and to result in different asset allocation decisions by the portfolio manager.

Because most Accounts managed by the portfolio manager utilize the same or similar investment strategy as the investment strategy applied to the Funds, Loring Ward believes that the potential conflicts of interest described above have been reasonably mitigated. Loring Ward’s overall investment philosophy is generally applicable to all Accounts it manages. Furthermore, Loring Ward has in place policies and procedures reasonably designed to identify, address, and mitigate potential conflicts of interest, and at all times manage potential conflicts of interest pursuant to its Code of Ethics. Loring Ward’s Code of Ethics also addresses potential conflicts of interest as it relates to the personal securities transactions of Loring Ward employees, supervised persons, and portfolio managers.

C-2

APPENDIX D – 5% SHAREHOLDERS

Shareholder Name	No. Shares	% Ownership
LORING WARD NVIT CAPITAL APPRECIATION FUND CLASS II
C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029	87,721.868	98.87%
LORING WARD NVIT CAPITAL APPRECIATION FUND CLASS P
NATIONWIDE MUTUAL INSURANCE COMPANY COLUMBUS OH 43215	101,191.539	96.54%
LORING WARD NVIT MODERATE FUND CLASS II
C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029	306,474.756	99.02%
LORING WARD NVIT MODERATE FUND CLASS P
NATIONWIDE MUTUAL INSURANCE COMPANY COLUMBUS OH 43215	101,673.087	93.93%
C/O IPO PORTFOLIO ACCOUNTING COLUMBUS OH 43218-2029	5,459.631	5.04%

D-1

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2014

NATIONWIDE VARIABLE INSURANCE TRUST

AMERICAN FUNDS NVIT ASSET ALLOCATION FUND

Class II, Class P

AMERICAN FUNDS NVIT BOND FUND

Class II

AMERICAN FUNDS NVIT GLOBAL GROWTH FUND

Class II

AMERICAN FUNDS NVIT GROWTH FUND

Class II

AMERICAN FUNDS NVIT GROWTH-INCOME FUND

Class II, Class P

Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end management investment company currently consisting of 62 series. This Statement of Additional Information (“SAI”) relates to the five series of the Trust listed above (each, a “Fund” or “Feeder Fund” and collectively, the “Funds” or “Feeder Funds”).

Each Fund described in this SAI operates as a “feeder fund” which means it does not buy individual securities directly. Instead, it invests all of its assets in another mutual fund, the “master fund,” which invests directly in individual securities. Each such master fund (each a “Master Fund” or “American Master Fund” and, collectively, the “Master Funds” or “American Master Funds”) is a series of American Funds Insurance Series® (the “American Funds” or the “Series” or the “Master Funds Trust”). Therefore, each Fund has the same investment objective and limitations as its corresponding Master Fund in which it invests and the investment return of each Fund corresponds directly to that of its Master Fund. The differences in objectives and policies among each of the five Master Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. Shares of the Master Funds are currently offered only to insurance company separate accounts, as well as feeder funds. Individuals cannot directly purchase shares of the Master Funds.

Each Fund’s corresponding Master Fund is listed below:

FEEDER FUND	AMERICAN FUNDS MASTER FUND
American Funds NVIT Asset Allocation Fund	Asset Allocation Fund
American Funds NVIT Bond Fund	Bond Fund
American Funds NVIT Global Growth Fund	Global Growth Fund
American Funds NVIT Growth Fund	Growth Fund
American Funds NVIT Growth-Income Fund	Growth-Income Fund

Under the master-feeder structure, each Fund may withdraw its entire investment from its corresponding Master Fund if the Trust’s Board of Trustees (the “Board of Trustees”) determines that it is in the best interests of the Fund and its shareholders to do so. Prior to such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity, asking one of the investment adviser affiliates of Nationwide Fund Management LLC (“NFM”), the Fund’s master-feeder service provider, to manage the Fund either directly or with a subadviser under an agreement between the Trust and NFM, or taking any other appropriate action.

Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling toll free 1-800-848-6331.

This SAI is not a prospectus but it is incorporated by reference into the Prospectus for the Feeder Funds. It contains information in addition to and more detailed than that set forth in the Prospectus for the Feeder Funds, dated April 30, 2014, and should be read in conjunction with the Prospectus. As Feeder Funds in a master-feeder mutual fund structure, it is also important that you read the Master Funds’ Prospectus that was provided to you along with your Feeder Funds’ Prospectus, as well as the Master Funds’ SAI that is provided to you along with this Feeder Funds’ SAI. The information in this SAI with regard to the Master Funds is current as of May 1, 2014, and is based on information provided by the Series to the Trust. When you requested of a copy of the Feeder Funds’ SAI, you will have also received, free of charge, a copy of the Master Funds’ SAI.

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-03213

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GENERAL INFORMATION AND HISTORY

Feeder Funds Trust

Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company organized under the laws of Delaware by an Amended and Restated Agreement and Declaration of Trust, dated October 28, 2004, as amended and restated on June 17, 2009. The Trust currently offers shares in 62 separate series, each with its own investment objective.

Master Funds Trust

American Funds Insurance Series® (the “Series”) is an open-end investment company that was organized as a Massachusetts business trust on September 13, 1983. The Master Funds are five of nineteen funds currently offered by the Series, each with its own investment objective.

Each of the Feeder Funds and the Master Funds are a “diversified” investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS,

STRATEGIES AND INVESTMENT POLICIES

Feeder Funds Trust

Under the master-feeder structure, each Feeder Fund invests all of its assets in a corresponding Master Fund. The following provides additional information about each Master Fund’s investment policies. Please note that the following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of each Master Fund’s net assets unless otherwise noted. The Master Funds’ SAI will be delivered, free of charge, with the Feeder Funds’ SAI and should be read together with the Feeder Funds’ Prospectus and SAI.

Master Funds Trust

AMERICAN MASTER ASSET ALLOCATION FUND

General

•	Under normal market conditions, the fund generally invests 40% to 80% of its assets in equity securities; 20% to 50% in debt securities; and 0% to 40% in money market instruments (including cash).

Debt securities

•	Up to 25% of the fund’s debt assets may be invested in straight debt securities (i.e., not convertible into equity) rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations (“NRSROs”), or unrated but determined to be of equivalent quality by the Master Asset Allocation Fund’s investment adviser. These are known as “junk bonds” or high yield securities (“high yield”). The fund currently intends to look to the ratings from Moody’s Investor Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities are considered to have received the highest of these ratings, consistent with the fund’s investment policies.

Investing outside the U.S.

•	The fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States.

•	The fund may invest up to 5% of its assets in debt securities of issuers domiciled outside the United States.

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AMERICAN MASTER BOND FUND

General

•	The fund invests at least 80% of its assets in bonds. The fund may not purchase equity securities directly, other than certain convertible securities. The fund may retain up to 5% of its assets in common stock, warrants and rights received in conjunction with, or in exchange for, debt securities.

•	The fund may invest up to 20% of its assets in preferred securities, including convertible and nonconvertible preferred securities.

Debt securities

•	For purposes of the above limits, bonds include any debt instrument including corporate bank loans and cash equivalents, and include nonvoting, non convertible preferred securities.

•	The fund invests at least 35% of its assets in debt securities (including cash and cash equivalents) rated A3 or better or A- or better by NRSROs or in unrated securities that are determined to be of equivalent quality by the Master Bond Fund’s investment adviser. The fund currently intends to look to the ratings from Moody’s Investor Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities are considered to have received the highest of these ratings, consistent with the fund’s investment policies.

•	The fund invests at least 65% of its assets in debt securities (including cash and cash equivalents) that are rated investment grade (rated Baa3 or better or BBB- or better by NRSROs or in unrated securities that are determined to be of equivalent quality by the Master Bond Fund’s investment adviser).

•	The fund may invest up to 35% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the Master Bond Fund’s investment adviser.

Investing outside the U.S.

•	The fund may invest up to 20% of its assets in securities denominated in currencies other than the U.S. dollar. The fund may also invest in bonds of issuers domiciled outside the U.S. which are denominated in U.S. dollars.

AMERICAN MASTER GLOBAL GROWTH FUND

General

•	The fund invests primarily in common stocks of companies located around the world.

Debt securities

•	The fund may invest up to 10% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Baa1 or below and BBB+ or below by NRSROs or in unrated securities that are determined to be of equivalent quality by the Master Global Growth Fund’s investment adviser. The fund currently intends to look to the ratings from Moody’s Investor Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities are considered to have received the highest of these ratings, consistent with the fund’s investment policies.

AMERICAN MASTER GROWTH FUND

General

•	The fund invests at least 65% of its assets in common stocks.

Investing outside the U.S.

•	The fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.

Debt securities

•	The fund may invest up to 10% of its assets in straight debt securities rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the Master Growth Fund’s investment adviser. The fund currently intends to look to the ratings from Moody’s Investor Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities are considered to have received the highest of these ratings, consistent with the fund’s investment policies.

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AMERICAN MASTER GROWTH-INCOME FUND

General

•	The fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

Investing outside the U.S.

•	The fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States.

Debt securities

•	The fund may invest up to 5% of its assets in straight debt securities rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the Master Growth-Income Fund’s investment adviser. The fund currently intends to look to the ratings from Moody’s Investor Services, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities are considered to have received the highest of these ratings, consistent with the fund’s investment policies.

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The following is a description of various investment instruments and techniques that may be pursued by a Master Fund. Since each Feeder Fund does not invest directly in securities but rather invests directly in its corresponding Master Fund, each Feeder Fund is subject to the risks described below indirectly through its investment in the Master Fund, which invests directly in securities. In the event that the Board of Trustees determines that it is in the best interests of a Feeder Fund to withdraw its entire investment in a Master Fund and instead allow an investment adviser to direct the investment/reinvestment of the Feeder Fund’s assets directly in securities, then the Feeder Fund would be directly subject to the following instruments and techniques and related risks, as applicable. The following supplements the discussion in the Feeder Funds’ Prospectus regarding investment strategies, policies and risks.

DEBT OBLIGATIONS

Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities (commonly known as “junk bonds”) are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused (1) significant declines in the price of debt securities in general and (2) have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long -term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.

Recent market data indicates that primary dealer inventories of corporate bonds appear to be at an all-time low, relative to the market size. A significant reduction in dealer market-making capacity has the potential to decrease liquidity and increase volatility in the fixed income markets.

Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be

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received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rates of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the investment adviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Master Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by NRSRO, such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s. In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are considered in the selection of a Master Fund’s portfolio securities, but the Master Fund also relies upon the independent advice of the Master Fund’s adviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, the Fund must rely entirely on the credit assessment of the Master Fund’s investment adviser.

Subsequent to its purchase by a Master Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Master Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Master Fund’s adviser will consider such events in its determination of whether the Master Fund should continue to hold the securities.

In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, a Master Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Medium-Quality Securities. Certain Master Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

                Lower-Quality (High-Risk) Securities. Non-investment grade debt or lower-quality/rated securities (commonly known as “junk bonds”) (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch Investors Service, Inc. (“Fitch”) ; (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are

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considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or repayment of principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Master Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Master Fund’s net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Master Fund’s net asset value. If a Master Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Master Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to a Master Fund.

Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Master Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Master Fund.

Liquidity and Valuation. A Master Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities.

Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Master Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Master Fund’s net asset value and ability to dispose of particular securities, when necessary to meet such Master Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Master Fund to obtain accurate market quotations for purposes of valuing a Master Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

•	The Federal Housing Administration, and the Farmers Home Administration;

•	The Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;

•	Federal Home Loan Banks whose securities are supported only by the credit of such agency;

•	The Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and

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•	The Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the discretionary authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.

Although the U.S. government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Master Fund purchases the principal portion of the STRIPS, the Master Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPs does not pay current income, its price can be volatile when interest rates change. In calculating their dividends, the Master Fund takes into account as income a portion of the difference between the principal portion of a STRIPs’ purchase price and its face value.

Mortgage- and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is a pass-through certificate. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.

Through its investments in mortgage-backed securities, including those issued by private lenders, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of nonpayment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk for nonpayment exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into many aspects and geographic regions of the real estate business, and consequently, the value of a Master Fund may decline in response to such developments. For those Master Funds where investing in mortgage-backed securities is a principal investment strategy, those instruments with exposure to subprime loans or mortgages have a greater risk of being or becoming less liquid than other fixed income securities, especially when the economy is not robust, during market downturns, or when credit is tight. Illiquid holdings may be difficult to value and difficult to sell, which means a Master Fund may not be able to sell a holding quickly for full value. As a result, a Master Fund may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities if it is required to raise cash to conduct its operations.

Since privately-issued mortgage-backed securities are not guaranteed by an entity having the credit status of GNMA or FHLMC, and are not directly issued or guaranteed by the U.S. government, such securities generally are structured with one or more types of credit enhancements. Such credit enhancements generally fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment

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of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Master Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Master Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Master Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Master Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

Unlike fixed -rate mortgage-backed securities, adjustable -rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable-rates of interest. These variable-rates of interest reset periodically to align themselves with market rates. A Master Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable -rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable -rate mortgage-backed securities in a Master Fund would likely decrease. Also, a Master Fund’s net asset value could vary to the extent that current yields on adjustable -rate mortgage-backed securities are different from market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Master Fund derived from adjustable -rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed -rate mortgage securities, which will remain constant. Adjustable -rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed -rate investments.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Securities issued by

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FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the Master Fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the Master Fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed income assets may be used to create an asset-backed security, including other fixed income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities though present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multi-class pass-through securities.

Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

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In order to form a CMO, the issuer assembles a package of traditional mortgage- backed pass-through securities, or actual mortgage loans, and uses it as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

A Master Fund may also invest in, among other types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Master Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

In addition to the stripped mortgage securities described above, the Master Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Master Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.

The Master Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Master Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response

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to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, the Master Fund may have difficulty in selling such securities.

Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multinational institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Master Funds’ adviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser’s expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Master Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In an event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Master Fund may purchase Brady Bonds with no or limited collateralization, and for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

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Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether the Master Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

Inflation-Protected Bonds. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury whose principal value is adjusted periodically according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

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The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Floating- and Variable-Rate Instruments. Floating- or variable-rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating -rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable- or adjustable -rate securities changes at preset times based upon an underlying index. Certain of the floating- or variable-rate obligations that may be purchased by the Master Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

Some of the demand instruments purchased by a Master Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Master Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Such obligations include variable-rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Master Fund will limit its purchases of floating- and variable-rate obligations to those of the same quality as it is otherwise allowed to purchase. A Master Fund’s subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Master Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Master Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Master Fund’s custodian subject to a subcustodian agreement approved by the Master Fund between that bank and the Master Fund’s custodian.

Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Master Fund’s limitation on investments in illiquid securities.

Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Master Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

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Loan Participations and Assignments. Loan Participations typically will result in a Master Fund having a contractual relationship only with the lender, not with the borrower. A Master Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Loan Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Master Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Master Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Loan Participation. As a result, a Master Fund will assume the credit risk of both the borrower and the lender that is selling the Loan Participation. In the event of the insolvency of the lender selling a Loan Participation, a Master Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Master Fund purchases Assignments from lenders, the Master Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Master Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Master Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Master Fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Bank and Corporate Loans. Commercial banks and other financial institutions or institutional investors make bank or corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate or bank loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of bank and corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain bank and corporate loans may be less developed than the secondary market for bonds and notes, a Master Fund may experience difficulties in selling its bank or corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the bank or corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Master Fund may not recover its investment or recovery may be delayed. By investing in a bank or corporate loan, a Master Fund may become a member of the syndicate.

The bank and corporate loans in which a Master Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Master Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank or corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Money Market Instruments

Money market instruments may include the following types of instruments:

•	obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the highest categories of any NRSRO;

•	repurchase agreements;

•	bank and savings and loan obligations;

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•	commercial paper, which includes short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Master Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•	high quality short-term (maturity in 397 days or less) corporate obligations rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

•	certain variable-rate and floating-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days, as provided by Rule 2a-7 of the 1940 Act;

•	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid; and

•	unrated short-term (maturity in 397 days or less) debt obligations that are determined by a Master Fund’s adviser or subadviser to be of compatible quality to the securities described above.

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REPURCHASE AGREEMENTS

In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Master Fund, the Master Fund’s custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Master Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the “SEC”) to be loans by the Master Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Master Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Master Fund’s custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Master Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Master Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. The Master Fund’s adviser reviews the creditworthiness of those banks and non-bank dealers with which the Master Fund enters into repurchase agreements to evaluate these risks.

FORWARD COMMITMENTS

The Master Funds may enter into commitments to purchase or sell securities at a future date. When a Master Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When a Master Fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the Master Fund could miss a favorable price or yield opportunity, or could experience a loss.

The Master Funds will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked-to-market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Master Fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the Master Fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the Master Fund’s portfolio securities decline while the Master Fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The Master Funds will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations.

Certain Master Funds may also enter into roll transactions, such as a mortgage dollar roll where the Master Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), the Master Fund forgoes principal and interest paid on the mortgage-backed securities. The Master Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. The Master Fund could suffer a loss if the contracting party fails to perform the future transaction and the Master Fund is therefore unable to buy back the mortgage-backed securities it initially sold. The Master Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions may also increase the turnover rate of the Master Fund.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.

PRIVATE COMPANIES

The Master Funds may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent the Master Funds from selling the company’s shares for a period of time following the public offering.

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Investments in private companies can offer the Master Funds significant growth opportunities at attractive prices. However these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

LENDING PORTFOLIO SECURITIES

Each of the Master Asset Allocation Fund and Master Bond Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to the loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each such loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Master Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Master Fund to be the equivalent of cash. From time to time, the Master Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned. Each of these Master Funds will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made. These Master Funds do not currently intend to engage in this investment practice over the next 12 months.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Master Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Master Fund must be able to terminate the loan at any time; (4) a Master Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Master Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Master Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Master Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

INFLATION INDEXED BONDS

The Master Asset Allocation Fund and Master Bond Fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this type of bond is adjusted in response to changes in the level of the consumer price index. The interest rate is fixed at issuance as a percentage of this adjustable principal. The actual interest income may therefore both rise and fall as the level of the consumer price index rises and falls. In particular, in a period of deflation the interest income would fall. While the interest income may adjust upward or downward without limit in response to changes in the consumer price index, the principal has a floor at par, meaning that the investor receives at least the par value at redemption.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

SMALL COMPANY AND EMERGING GROWTH STOCKS

Investing in securities of small-sized companies, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss of principal. Also because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Master Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

FOREIGN SECURITIES

Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in United States securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. dollars on a daily basis in order to value a

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Master Fund’s shares), and since a Master Fund may hold securities and funds in foreign currencies, a Master Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Expropriation of assets refers to the possibility that a country’s laws will prohibit the return to the United States of any monies, which a Fund has invested in the country. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Investment in Companies in Developing Countries. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in Asia, Latin America, Eastern Europe, Africa and the Middle East are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Master Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Master Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Master Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Master Fund’s inability to dispose fully and promptly of positions in declining markets will cause the Master Fund’s net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Master Fund’s investments in those countries and the availability to the Fund of additional investments in those countries.

Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Certain countries have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

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Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

Depositary Receipts. A Master Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depository receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Master Fund’s investment policies, ADRs, GDRs, EDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR, EDR or NVDR representing ownership of common stock will be treated as common stock.

A Master Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Foreign Sovereign Debt. Certain Master Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Master Fund invests in obligations issued by governments of developing or emerging markets countries, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (see above), and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Master Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Master Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

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CURRENCY TRANSACTIONS

The Master Funds may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase or sell a security denominated in that currency (often referred to as a spot or cover transaction). The Master Growth-Income Fund currently intends to engage in currency transactions for these purposes only.

Certain Master Funds may also enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the Master Fund will typically involve the purchase or sale of a currency against the U.S. dollar, the Master Fund also may cross hedge and purchase or sell one currency against another currency (other than the U.S. dollar.). The Master Funds, other than Master Bond Fund, have no current intention to cross hedge one currency against another currency (other than the U.S. dollar).

The Master Funds will not generally attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of a Master Fund’s commitment increases because of changes in exchange rates, the Master Fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The Master Fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

Entering into forward currency transactions may change the Master Fund’s exposure to currency exchange rates and could result in losses to the Master Fund if currencies do not perform as expected by the Master Fund’s investment adviser. For example, if the Master Fund’s investment adviser increases a Master Fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the Master Fund may incur a loss. The Master Fund will segregate liquid assets that will be marked to market daily to meet their forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

The Master Bond Fund may also enter into exchange-traded futures contracts relating to foreign currencies in connection with investments in securities of foreign issuers in anticipation of, or to protect against, fluctuations in exchange rates. An exchange-traded futures contract relating to foreign currency is similar to a forward foreign currency contract but has a standardized size and exchange date.

In connection with these futures transactions, the Master Bond Fund has filed a notice of eligibility with the Commodity Futures Trading Commission (“CFTC”) that exempts the Master Bond Fund from CFTC registration as a “commodity pool operator” as defined under the Commodity Exchange Act. Pursuant to this notice, the Master Bond Fund will observe certain CFTC guidelines with respect to its futures transactions that, among other things, limit initial margin deposits in connection with the use of futures contracts and related options for purposes other than “hedging” (as defined by CFTC rules) up to 5% of a fund’s net assets.

The Master Bond Fund may attempt to accomplish objectives similar to those involved in their use of currency contracts by purchasing put or call options on currencies. A put option gives a fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the U.S. dollar value of a currency in which they hold or anticipate holding securities. If the currency’s value should decline against the U.S. dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the U.S. dollar, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the U.S. dollar of a currency in which the Master Bond Fund anticipates purchasing securities.

Currency options may be either listed on an exchange or traded over-the-counter (“OTC”). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike (exercise) prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Master Bond Fund will not purchase an OTC option unless the investment adviser believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with

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dealers directly and not through a clearing corporation which guarantees performance. Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

REAL ESTATE INVESTMENT TRUSTS

Although the Master Funds will not invest in real estate directly, the Master Funds may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Master Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income -producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Master Funds pay the fees and expenses of the REITs, which, ultimately, are paid by each Feeder Fund and its shareholders.

CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed -income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed -income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Master Fund is called for redemption, the Master Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

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Certain Master Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Master Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

A Master Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to Automatically Convertible Equity Securities (“ACES”), Participating Equity Preferred Stock (“PEPS), Preferred Redeemable Increased Dividend Equity Securities (“PRIDES”), Stock Appreciation Income Linked Securities (“SAILS”), Term Convertible Notes (“TECONS”), Quarterly Income Cumulative Securities (“QICS”), and Dividend Enhanced Convertible Securities (“DECS”). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three- or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as Equity Linked Securities (“ELKS”)or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Master Fund may invest, consistent with its goals and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Master Fund. A Master Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Master Fund’s ability to dispose of particular securities, when necessary, to meet a Master Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Master Fund to obtain market quotations based on actual trades for purposes of valuing the Master Fund’s portfolio. A Master Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

Certain Master Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

Current federal income tax law requires the holder of zero coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

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WARRANTS AND RIGHTS

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Rights are similar to warrants, but normally have a shorter duration. Warrants and rights may be acquired separately or in connection with the acquisition of securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

PREFERRED STOCK

Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks generally are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

A Master Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Master Fund does not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Master Funds might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Master Funds might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Any such restricted securities will be considered to be illiquid for purposes of a Master Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Master Funds’ board of trustees, the Master Fund’s adviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable, or if such securities may be readily saleable in foreign markets. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Master Fund’s level of illiquidity may increase.

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A Master Fund may sell over-the-counter (“OTC”) options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by a Master Fund. The assets used as cover for OTC options written by the Master Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Master Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The adviser will monitor the liquidity of restricted securities for the Master Fund. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.

Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Master Fund’s adviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Master Fund has valued the security.

BANK OBLIGATIONS

Bank obligations that may be purchased by a Master Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

A Master Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Master Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Master Fund generally retains the right to interest and principal payments on the security. Since a Master Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act. When required by guidelines of the SEC, a Master Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Master Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Master Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Master Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Master Fund’s obligation to repurchase the securities, and the Master Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.

Mortgage dollar rolls are arrangements in which a Master Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Master Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Master Fund would receive compensation through the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Master Fund could receive compensation through the receipt of fee income

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equivalent to a lower forward price. At the time the Master Fund would enter into a mortgage dollar roll, it would earmark or set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Master Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Master Fund’s interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Master Funds.

Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Master Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Master Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Master Fund’s adviser or subadviser believes that such arbitrage transactions do not present the risks to the Master Funds that are associated with other types of leverage.

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TEMPORARY INVESTMENTS

Feeder Funds Trust

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for anticipated redemptions, or if a Fund’s Board of Trustees (or Master Fund’s adviser) believes that business, economic, political or financial conditions warrant, a Fund (or Master Fund) may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund (or Master Fund) will not be pursuing its investment objective and may miss potential market upswings.

INVESTMENT RESTRICTIONS

Feeder Funds Trust

The following are fundamental investment restrictions for each of the Feeder Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

Each of the Feeder Funds:

•	May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

•	May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.

•	May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•	Except as provided below, may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

•	Except as provided below, may not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

Note, however, that the fundamental investment limitations described above do not prohibit the Feeder Fund from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as the Master Fund.

The following are the NON-FUNDAMENTAL operating policies of the Feeder Fund, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL.

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Each of the Feeder Funds may not:

•	Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

•	Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

•	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act except that each Feeder Fund may invest all or substantially all of its assets in the shares of another registered, open-end investment company such as a Master Fund.

•	Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1⁄3% of the Fund’s total assets.

Note, however, that the non-fundamental investment limitations described above do not prohibit the Feeder Fund from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as the Master Fund.

The investment objectives of each of the Feeder Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval. In particular, investment of each Feeder Fund’s assets in its corresponding Master Fund is not a fundamental policy of any Feeder Fund and a shareholder vote is not required to withdraw a Feeder Fund’s entire investment from its corresponding Master Fund.

Master Funds Trust

Each Feeder Fund invests all or substantially all of its assets in a corresponding Master Fund. All percentage limitations in the following Master Fund policies are considered at the time securities are purchased and are based on a Master Fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the applicable fund. In managing a fund, a Master Fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The Master Funds have adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the 1940 Act, as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

The following policies apply to each Master Fund (please also see “Additional information about fundamental policies” below):

1.	Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, a Master Fund may not:

a.	Borrow money;

b.	Issue senior securities;

c.	Underwrite the securities of other issuers;

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d.	Purchase or sell real estate or commodities;

e.	Make loans; or

f.	Purchase the securities of any issuer if, as a result of such purchase, a Master Fund’s investments would be concentrated in any particular industry.

2.	The Master Funds may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

A Master Fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additional information about fundamental policies — The information below is not part of the Master Funds’ fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Master Funds. Information is also provided regarding the Master Funds’ current intention with respect to certain investment practices permitted by the 1940 Act. A reverse repurchase agreement may be considered the economic equivalent of borrowing by the fund; however, to the extent that the fund covers its commitments under a reverse repurchase agreement (and under certain similar agreements and transactions) by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement will not be considered borrowing by the fund.

For purposes of fundamental policy 1.b., a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Master Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the Master Fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the Master Fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1.c., the policy will not apply to the Master Fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1.e., a Master Fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to a Master Fund’s purchase of debt obligations.

For purposes of fundamental policy 1.f., a Master Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the United States government, its agencies or instrumentalities or government sponsored entities or repurchase agreements with respect thereto.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships (“QPTPs”).

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Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.

1)	A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

2)	A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

3)	A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities); and

4)	A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Each U.S. government agency or instrumentality shall be treated as a separate issuer. The Feeder Funds intend to comply with these diversification requirements under Subchapter L of the Code through their investment in the Master Funds.

PORTFOLIO TURNOVER

Feeder Funds Trust

Since the Feeder Funds invest all or substantially all of their assets in a corresponding Master Fund, the Feeder Funds are not in a position to affect the portfolio turnover of the Master Funds.

Master Funds Trust

Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds’ objective, and changes in their investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Under certain market conditions, the investment policies of the Master Asset Allocation Fund and the Master Bond Fund may result in higher portfolio turnover than those of the other Master Fund, although, no Master Fund’s annual portfolio turnover rate is expected to exceed 100%. A Master Fund’s portfolio turnover rate would equal 100% if each security in the Master Fund’s portfolio were replaced once per year.

INSURANCE LAW RESTRICTIONS

Feeder Funds Trust

In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, NFM or its affiliates and the insurance companies may enter into agreements, required by certain state insurance departments, under which Nationwide Funds Group may agree to use its best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.

MAJOR SHAREHOLDERS

Feeder Funds Trust

To the extent Nationwide Financial Advisors (“NFA”) and its affiliates (including Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company) directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have “control” over matters which are subject to a vote of the Fund’s shares.

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Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, are located at One Nationwide Plaza, Columbus, Ohio 43215. Each of NFA, Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company is wholly owned by Nationwide Financial Services, Inc. (“NFS”). NFS, a holding company, is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

As of April 1, 2014, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of any class of the Funds.

As of April 1, 2014, the record shareholders identified below held five percent or greater of the shares of a class of a Fund. Fund classes are generally sold to and owned by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts. Pursuant to an order received from the SEC, the Trust maintains participation agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.

Shareholder Name	No. Shares	% Ownership
AMERICAN FUNDS NVIT ASSET ALLOCATION FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	205,824,380.492	98.05%
AMERICAN FUNDS NVIT BOND FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	142,041,447.451	98.78%
AMERICAN FUNDS NVIT GLOBAL GROWTH FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	6,691,524.398	83.09%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	805,642.628	10.00%

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AMERICAN FUNDS NVIT GROWTH FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	4,146,844.270	82.61%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	558,768.449	11.13%
AMERICAN FUNDS NVIT GROWTH-INCOME FUND CLASS II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS OH 43218-2029	31,464,557.959	98.39%

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Master Funds Trust

The following tables identify those investors who own of record or are known by the Master Funds to own beneficially 5% or more of any class of a Master Fund’s shares as of the opening of business on April 1, 2014. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Global Growth Fund

Name and address	Ownership	Ownership percentage
SAST Global Growth Portfolio Houston, TX	Record	Class 1	31.59%
John Hancock Life Insurance Co. USA American Global Growth Boston, MA	Record	Class 1	17.85%
Nationwide Variable Insurance Trust Omnibus Account King of Prussia, PA	Record	Class 1	16.30%
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 1 Class 2	9.44 54.96	% %
Lincoln Variable Insurance Products American Global Growth Pittsburgh, PA	Record	Class 1	5.36%
AIG Sunamerica Life Assurance Co. Omnibus Account Los Angeles, CA	Record	Class 2	14.38%
Hartford Life and Annuity Insurance Company Omnibus Account Hartford, CT	Record	Class 2	8.00%
MetLife Investors Omnibus Account Tampa, FL	Record	Class 2	7.31%
Pacific Life Insurance Company Omnibus Account Newport Beach, CA	Record	Class 4	88.75%
AXA Equitable Life Omnibus Account Jersey City, NJ	Record	Class 4	7.15%

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Growth Fund

Name and address	Ownership	Ownership percentage
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 1 Class 2	23.09 51.20	% %
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class 1	15.99%
Met Investors Series Trust AFS Growth Portfolio Irvine, CA	Record	Class 1	15.54%
Met Investors Series Trust AFS Balanced Allocation Portfolio Irvine, CA	Record	Class 1	6.44%
Nationwide Variable Insurance Trust Omnibus Account King of Prussia, PA	Record	Class 1	5.69%
Met Investors Series Trust AFS Growth Allocation Portfolio Irvine, CA	Record	Class 1	5.12%
Hartford Life and Annuity Insurance Company Omnibus Account Hartford, CT	Record	Class 2	11.88%
Metropolitan Life Insurance Company Omnibus Account Irvine, CA	Record	Class 2	8.05%
Met Investors Series Trust Omnibus Account Irvine, CA	Record	Class 2	5.25%
AIG Sunamerica Life Assurance Co. Omnibus Account Los Angeles, CA	Record	Class 3	100.00%
Forethought Life Insurance Company Omnibus Account Indianapolis, IN	Record	Class 4	94.48%

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Growth-Income Fund

Name and address	Ownership	Ownership percentage
JNL Series Trust Lansing, MI	Record	Class1	18.21%
Nationwide Variable Insurance Trust Omnibus Account King of Prussia, PA	Record	Class 1	17.64%
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 1 Class 2	17.29 56.67	% %
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class 1	13.38%
Pacific Life Pacific Select Fund Newport Beach, CA	Record	Class 1	5.78%
Hartford Life and Annuity Insurance Company Omnibus Account Hartford, CT	Record	Class 2	13.42%
Metropolitan Life Insurance Company Omnibus Account Irvine, CA	Record	Class 2	6.67%
AIG Sunamerica Life Assurance Co. Omnibus Account Los Angeles, CA	Record	Class 2 Class 3	5.64 100.00	% %
Forethought Life Insurance Company Omnibus Account Indianapolis, IN	Record	Class 4	71.71%
Jefferson National Life Louisville, KY	Record	Class 4	12.27%
Integrity Life Insurance Company Omnibus Account Cincinnati, OH	Record	Class 4	7.80%
AXA Equitable Life Omnibus Account Jersey City, NJ	Record	Class 4	7.46%

Asset Allocation Fund

Name and address	Ownership	Ownership percentage
Nationwide Variable Insurance Trust Omnibus Account King of Prussia, PA	Record	Class 1	48.17%
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class 1	17.06%
Pacific Life Pacific Select Fund Newport Beach, CA	Record	Class 1	16.50%
Variable Insurance Managed Asset Allocation Fund Norfolk, VA	Record	Class 1	11.20%

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Name and address	Ownership	Ownership percentage
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 2	57.55%
Hartford Life and Annuity Insurance Company Omnibus Account Hartford, CT	Record	Class 2	15.71%
AIG Sunamerica Life Assurance Co. Omnibus Account Los Angeles, CA	Record	Class 2 Class 3	8.39 100.00	% %
Transamerica Life Insurance Co. Omnibus Account Cedar Rapids, IA	Record	Class 2	7.13%
AXA Equitable Life Omnibus Account Jersey City, NJ	Record	Class 4	80.13%
Jefferson National Life Louisville, KY	Record	Class 4	19.81%

Bond Fund

Name and address	Ownership	Ownership percentage
Nationwide Variable Insurance Trust Omnibus Account King of Prussia, PA	Record	Class 1	34.73%
Met Investors Series Trust AFS Balanced Allocation Portfolio Irvine, CA	Record	Class 1	11.93%
Met Investors Series Trust AFS Moderate Allocation Portfolio Irvine, CA	Record	Class 1	11.15%
Lincoln Variable Insurance Products American Growth Allocation Pittsburgh, PA	Record	Class 1	8.75%
Lincoln Variable Insurance Products American Balanced Allocation Pittsburgh, PA	Record	Class 1	7.95%
Hartford Series Funds, Inc. AFS Bond HLS Fund Dallas, TX	Record	Class 1	5.01%
Lincoln Life Insurance Company Omnibus Account Fort Wayne, IN	Record	Class 2	63.03%
Hartford Life and Annuity Insurance Company Omnibus Account Hartford, CT	Record	Class 2	18.74%
AXA Equitable Life Omnibus Account #1 Jersey City, NJ	Record	Class 4	57.41%
AXA Equitable Life Omnibus Account #2 Jersey City, NJ	Record	Class 4	40.17%

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DISCLOSURE OF PORTFOLIO HOLDINGS

Feeder Funds Trust

The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds’ various service providers. However, under a master-feeder structure, each Feeder Fund’s sole portfolio holding is shares of its corresponding Master Fund.

The Funds have ongoing arrangements to distribute information about the Funds’ portfolio holdings to the Funds’ third party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Wolters Kluwer Financial Services, Inc. (GainsKeeper), SunGard Financial Systems (Wall Street Concepts), Ernst & Young, LLP, Lipper Inc., Morningstar, Inc., Bloomberg LP, RiskMetrics Group, Inc., FactSet Research Systems, Inc., the Investment Company Institute, and on occasion, to transition managers such as Abel Noser Corp., BlackRock Institutional Trust Company, N.A., Fidelity Capital Markets (a division of National Financial Services LLC), Macquarie Capital (USA) Inc. MBSC Securities Corporation, or State Street Bank and Trust Company, where such transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, Nationwide Fund Management LLC, or any other party in connection with each such ongoing arrangement.

Master Funds Trust

The Master Funds’ investment adviser, Capital Research and Management CompanySM (“Capital Research”) on behalf of the Master Funds, has adopted policies and procedures with respect to the disclosure of information about the funds’ portfolio securities. These policies and procedures have been reviewed by the Series’ board of trustees and compliance will be periodically assessed by the board in connection with reporting from the Series’ chief compliance officer.

Under these policies and procedures, each Master Fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be provided to shareholders no earlier than the tenth day after such calendar quarter. In addition, each Master Fund’s list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be provided to shareholders no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is made available to fund shareholders. Currently, this information is being provided to Lipper, Inc. Morningstar, Standard & Poor’s Fund Services, Overlap, Value Line, Bloomberg, Vickers Stock Research, Thomson Financial Research, Russell/Mellon Analytical Services and RBC Dain Rauscher. The Series’ custodian, outside counsel and auditor, each of which require such information for legitimate business and fund oversight purposes, may receive such information earlier.

Affiliated persons of the Series, including officers of the Series and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Personal investment policy” section in this statement of additional information and the Code of Ethics. Third party service providers of the Series, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the Series, such persons will be bound by agreements (including confidentiality agreements) or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only, and that include the duty not to trade on the information. Neither the Series nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to Board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the Series’ investment adviser. In exercising their authority, the committees determine whether disclosure of information about the funds’ portfolio securities is appropriate and in the best interest of Series shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the Code of Ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties (other than to Series service providers for legitimate business and Series oversight purposes) until such holdings have been provided to fund shareholders, helps reduce potential conflicts of interest between Series shareholders and the investment adviser and its affiliates.

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TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT INFORMATION

Feeder Funds Trust

Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are listed in the table below. The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the last five years in any publicly-traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 62 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	117	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	117	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc., from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

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Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January, 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for march FIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December, 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co. Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	117	None	Significant board experience; significant executive, management consulting and legal experience, including past service as general counsel for a major financial services firm and a public company.

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Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	117	None	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association—College Retirement Equities Fund).	117	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

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Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	117	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	117	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation (a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	117	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and the philanthropic field in numerous leadership roles.

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Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	117	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly-owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

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Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon has been Executive Vice President and Chief Operating Officer of Nationwide Funds Group since May 2007.[3] From February 2008 through June 2008, Mr. Grugeon served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, Mr. Grugeon was Executive Vice President of NWD Investments.[3]

Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, Mr. Finelli was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].

Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].

1	Length of time served includes time served with the Trust’s predecessors.
2	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
3	These positions are held with an affiliated person or principal underwriter of the Funds.

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Responsibilities of the Board of Trustees

The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from NFA regarding the implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman of the Board is an Independent Trustee.

Board Leadership Structure

All of the Trustees of the Trust are Independent Trustees. The Independent Trustees approve financial arrangements and other agreements between the Funds, on the one hand, and NFA, the sub-advisers, or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board, as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.

This structure is reviewed by the Board periodically and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds’ current operations.

Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board of Trustees may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.

The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.

Board Oversight of Trust Risk

The Board’s role is one of oversight, including oversight of the Funds’ risks, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds’ affairs. While risk management is the primary responsibility of NFA and the Funds’ sub-advisers, the Trustees regularly receive reports from NFA, NFM, and various service providers, including the sub-advisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with NFA or the Funds’ sub-advisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.

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Committees of the Board of Trustees

The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance, and Investment Committees. The function of each Committee is oversight.

The purposes of the Audit Committee are to: (a) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; it is the intention of the Board that it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit – the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Trust’s shareholders; (b) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) ascertain the independence of the Trust’s independent auditors; (d) act as a liaison between the Trust’s independent auditors and the Board; (e) approve the engagement of the Trust’s independent auditors; (f) meet and consider the reports of the Trust’s independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer ; (h) review information provided to the Audit Committee regarding SEC examinations of the Trust and its service providers; and (i) undertake such other responsibilities as may be delegated to the Audit Committee by the Board. The Audit Committee met six times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley (Chair), Ms. Dryden, Ms. Hennigar, and Mr. Karlawish, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The purposes of the Valuation and Operations Committee are to: (a) assist the Board in its review and oversight of the valuation of the Trust’s portfolio assets; (b) assist the Board with its review and oversight of the implementation and operation of the Trust’s Rule 2a-7 Procedures, including with respect to credit risk, applicable to the Trust’s money market fund series; (c) review and oversee the actions of the principal underwriter and investment advisers with respect to distribution channels for the Funds’ shares and distribution strategies for the Funds including the operation of the Trust’s 12b-1 Plans and Administrative Services Plans; (d) review and oversee the investment advisers’ brokerage practices as these relate to the Trust; (e) review and evaluate the services received by the Trust in respect of, and the Trust’s contractual arrangements relating to, transfer agency, sub-transfer agency, shareholder services, administrative services, custody, and such other areas as may be assigned by the Board to the Committee from time to time; and (f) undertake such other responsibilities as may be delegated to the Committee by the Board. The Valuation and Operations Committee met four times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen (Chair), Ms. Dryden, Ms. Hennigar, Ms. Kosel and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The purposes of the Nominating and Fund Governance Committee are to: (a) assist the Board in its review and oversight of governance matters; (b) assist the Board with the selection and nomination of candidates to serve on the Board; (c) oversee legal counsel; (d) assist the Board in its review and oversight of shareholder communications and proxy voting by series of the Trust; and (e) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Fund Governance Committee met five times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen, Ms. Jacobs, Ms. Kosel, Mr. Kridler (Chair) and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may

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do so by submitting a signed written request to the Trust’s Secretary at Attn: Secretary, Nationwide Mutual Funds, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s) and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

The purposes of the Investment Committee are to: (a) assist the Board in its review and oversight of the Funds’ performance; and (b) undertake such other responsibilities as may be delegated to the Committee by the Board. The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley, Ms. Jacobs (Chair), Mr. Karlawish and Mr. Kridler, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

Ownership of Shares of Nationwide Funds as of December 31, 2013

Name of Trustee	Dollar Range of Equity Securities and/or Shares in the Funds[1]	Aggregate Dollar Range of Equity Securities and/or Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles E. Allen	None	Over $100,000
Paula H.J. Cholmondeley	None	Over $100,000
Phyllis Kay Dryden	None	Over $100,000
Barbara L. Hennigar	None	Over $100,000
Barbara I. Jacobs	None	Over $100,000
Keith F. Karlawish	None	Over $100,000
Carol A. Kosel	None	Over $100,000
Douglas F. Kridler	None	Over $100,000
David C. Wetmore	None	Over $100,000

1	Individual investors, like the Trustees, are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares. Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts, which may or may not be an appropriate investment for each individual Trustee.

Ownership in the Funds’ Distributor 1 as of December 31, 2013

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust.

Name of Trustee	Name of Owners and Relationships to Trustee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Charles E. Allen	N/A	N/A	N/A	None	N/A
Paula H.J. Cholmondeley	N/A	N/A	N/A	None	N/A
Phyllis Kay Dryden	N/A	N/A	N/A	None	N/A
Barbara L. Hennigar	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Keith F. Karlawish	N/A	N/A	N/A	N/A	N/A
Carol A. Kosel	N/A	N/A	N/A	N/A	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
David C. Wetmore	N/A	N/A	N/A	None	N/A

1	Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.

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Compensation of Trustees

The Board of Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Unless otherwise agreed with the Feeder Fund’s Board of Trustees, , NFA, or an affiliate of NFA, reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of any expenses incurred by the Trustees, for the fiscal year ended December 31, 2013. In addition, the table sets forth the total compensation paid to the Trustees from all the Funds in the Fund Complex for the fiscal year ended December 31, 2013. Trust officers receive no compensation from the Trust in their capacity as officers.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Charles E. Allen	$211,565	N/A	N/A	$286,500
Paula H.J. Cholmondeley	224,483	N/A	N/A	304,500
Phyllis Kay Dryden	209,094	N/A	N/A	282,500
Barbara L. Hennigar	220,781	N/A	N/A	299,000
Barbara I. Jacobs	201,537	N/A	N/A	273,000
Keith F. Karlawish	209,330	N/A	N/A	283,500
Carol A. Kosel[2]	192,711	N/A	N/A	261,000
Douglas F. Kridler	208,361	N/A	N/A	282,500
David C. Wetmore	234,167	N/A	N/A	317,000

[1]	On December 31, 2013, the Fund Complex included two trusts comprised of 112 investment company funds or series.
[2]	Ms. Kosel became a Trustee of the Trust in March 2013.

Code of Ethics

Federal law requires the Trust, each of its investment adviser, subadvisers, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Master Funds Trust

BOARD OF TRUSTEES AND OFFICERS

“INDEPENDENT” TRUSTEES1

The Series’ nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the Series’ service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

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The Series seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Series’ board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions.

Although no single list could identify all experience upon which the Series’ independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the U.S. Securities and Exchange Commission, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the Series’ registration statement.

Name, Age and Position with the Master Funds (Year First Elected as a Trustee)[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Trustee in the Master Funds Complex	Other Directorships Held by Trustee During the Past Five Years[3]	Other Relevant Information
William H. Baribault, 68 Trustee (2009)	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	70	Former director of Henry Co. (until 2009); Professional Business Bank (until 2009)	- Service as chief executive officer for multiple companies - Corporate board experience - Service on advisory and trustee boards for charitable, educational and non-profit organizations

James G. Ellis, 67 Trustee (2010)	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	70	Quiksilver, Inc.	- Service as chief executive officer for multiple companies - Corporate board experience - Service on advisory and trustee boards for charitable, municipal and non-profit organizations - M.B.A.

Leonard R. Fuller, 67 Trustee (1999)	President and CEO, Fuller Consulting (financial management consulting firm)	70	None	- Former partner, public accounting firm - Financial management consulting - Service on advisory and trustee boards for municipal, educational and non-profit organizations - M.B.A.

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Name, Age and Position with the Master Funds (Year First Elected as a Trustee)[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Trustee in the Master Funds Complex	Other Directorships Held by Trustee During the Past Five Years[3]	Other Relevant Information
R. Clark Hooper, 67 Trustee (2010)	Private investor	72	The Swiss Helvetia Fund, Inc. Former director of JPMorgan Value Opportunities Fund, Inc. (until 2014)	- Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) - Service on trustee boards for charitable, educational and nonprofit organizations

Merit E. Janow, 55 Trustee (2007)	Dean and Professor, Columbia University, School of International and Public Affairs	69	The NASDAQ Stock Market LLC; Trimble Navigation Limited

- Service with Office of the U.S. Trade Representative and U.S. Department of Justice

- Corporate board experience

- Service on advisory and trustee boards for charitable, educational and nonprofit organizations

- Experience as corporate lawyer

- J.D.

Laurel B. Mitchell, Ph.D., 58 Trustee (2010)	Clinical Professor and Director, Accounting Program, University of Redlands	66	None

- Assistant professor, accounting

- Service in the Office of Chief Accountant and Enforcement Division of the U.S. Securities and Exchange Commission

- Experience in Corporate management and public accounting

- Service on advisory and trustee boards for charitable, educational and non-profit organizations

- Ph.D., accounting

- Formerly licensed as C.P.A.

Frank M. Sanchez, 70 Trustee (2010)	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	66	None	- Senior academic leadership position - Corporate board experience - Service on advisory and trustee boards for charitable and nonprofit Organization - Ph.D., education administration and finance

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Name, Age and Position with the Master Funds (Year First Elected as a Trustee)[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Trustee in the Master Funds Complex	Other Directorships Held by Trustee During the Past Five Years[3]	Other Relevant Information
Margaret Spellings, 56 Trustee (2010)	President, George W. Bush Foundation, former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education	70	Former director of Apollo Education Group, Inc. (until 2013)

- Former Assistant to the President for Domestic Policy, The White House;—Former senior advisor to the Governor of Texas

- Service on advisory and trustee boards for charitable and nonprofit organizations

Steadman Upham, Ph.D., 65 Trustee (2010)	President and University Professor The University of Tulsa	69	None	- Senior academic leadership positions for multiple universities - Service on advisory and trustee boards for educational and nonprofit organizations - Ph.D., anthropology

“INTERESTED” TRUSTEES4, 5

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers of Capital Research and Management Company or its affiliates. This management role with the Series’ service providers also permits them to make a significant contribution to the Series’ board.

Name, Age and Position with the Master Funds (Year First Elected[2] as a Trustee)	Principal Occupation(s) During Past Five Years and Positions Held with Affiliated Entities or the Principal Underwriter of the Master Funds	Number of Boards[3] on Which Trustee or Officer Serves	Other Directorships[4] Held by Trustee or Officer	Other Relevant Information
Donald D. O’Neal, 53 Vice Chairman (1998)	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*	26	None	None

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OTHER OFFICERS5

Name, Age and Position with Master Fund (Year First Elected[2] as an Officer)	Principal Occupation(s) During Past Five Years and Positions Held with Affiliated Entities or the Principal Underwriter of the Master Funds
Alan N. Berro, 53 President (1998)	Senior Vice President – Capital World Investors, Capital Research and Management Company

Michael J. Downer, 59 Executive Vice President (1991)	Director, Senior Vice President , Secretary and Chief Legal Officer, Capital Research and Management Company; Director, American Funds Distributors, Inc.*; Chairman of the Board, Capital Bank and Trust Company*

Abner D. Goldstine, 84 Senior Vice President 1993	Senior Vice President – Capital Fixed Income Investors, Capital Research and Management Company*

John H. Smet, 57 Senior Vice President (1994)	Director, Capital Research and Management Company; Senior Vice President – Capital Fixed Income Investors, Capital Research and Management Company

Carl M. Kawaja, 49 Vice President (2008)	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*;; Chairman of the Board, Capital International Asset Management (Canada), Inc.*

Sung Lee, 47 Vice President (2008)	Senior Vice President – Capital Research Global Investors, Capital Research Company

Maria T. Manatok, 39 Vice President (2012)	Vice President and Associate Counsel, Capital Group Companies Global*; Vice President and Associate Counsel – Fund Business Management Group, Capital Research and Management Company

S. Keiko McKibben, 45 Vice President (2010)	Senior Vice President – Capital Research Global Investors, Capital Research Company*

Renaud H. Samyn, 40 Vice President (2010)	Vice President – Capital Research Global Investors, Capital Research Company*

Dylan Yolles, 45 Vice President (2012)	Senior Vice President – Capital International Investors, Capital Research Management Company

Steven I. Koszalka, 450 Secretary (2003)	Vice President – Fund Business Management Group, Capital Research and Management Company

Gregory F. Niland, 42 Treasurer (2008)	Vice President – Fund Business Management Group, Capital Research and Management Company

Courtney R. Taylor, 39 Assistant Secretary (2010)	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company

Karl C. Grauman, 46 Assistant Treasurer (2006)	Vice President – Fund Business Management Group, Capital Research and Management Company

Dori Laskin, 62 Assistant Treasurer (2010)	Vice President – Fund Business Management Group, Capital Research and Management Company

*	Company affiliated with Capital Research and Management Company.
1	The term “independent” trustee refers to a trustee who is not an “interested person” of the funds within the meaning of the 1940 Act.
2	Trustees and officers of the Series serve until their resignation, removal or retirement.
3	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director of a public company or a registered investment company. Unless otherwise noted, all directorships are current.

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4	“Interested persons” of the funds within the meaning of the 1940 Act, on the basis of their affiliation with the Series’ investment adviser, Capital Research and Management Company, or affiliated entities.
5	All of the officers listed, with the exception of S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE SERIES IS 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

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OWNERSHIP OF SHARES OF MASTER FUNDS AS OF DECEMBER 31, 2013

Name	Dollar Range[1] of Fund Shares Owned[3]	Aggregate Dollar Range[1] of Shares Owned in All Funds in the American Funds Family Overseen by Trustee	Dollar Range[1,2] of Independent Trustees Deferred Compensation[4] Allocated to Fund	Aggregate Dollar Range[1,2] of Independent Trustees Deferred Compensation[4] Allocated to All Funds within American Funds Family Overseen by Trustee
William H. Baribault[4]	None	Over $100,000	N/A5	$10,000 – $50,000
James G. Ellis[4]	None	Over $100,000	N/A5	N/A
Leonard R. Fuller	None	Over $100,000	N/A5	Over $100,000
R. Clark Hooper[4]	None	Over $100,000	N/A5	Over $100,000
Merit E. Janow	None	Over $100,000	N/A5	N/A
Laurel B. Mitchell[4]	None	Over $100,000	N/A5	$10,001 – $50,000
Frank M. Sanchez[4]	None	$10,001 – $50,000	N/A5	N/A
Margaret Spellings[4]	None	Over $100,000	N/A5	$50,000 – $100,000
Steadman Upham[4]	None	Over $100,000	N/A5	Over $100,000

Name	Dollar Range[1] of Fund Shares Owned[2]	Aggregate Dollar Range[1] of Shares Owned in All Funds in the American Funds Family Overseen by Trustee
“Interested” trustees
Donald D. O’Neal	None	Over $100,000

[1]	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for “interested” trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	“N/A” indicates that the listed individual, as of December 31, 2013, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.
[3]	Shares of the funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each trustee’s need for variable annuity or variable life contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations.
[4]	Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.
[5]	The funds in the Series are not available for investment in the independent trustees deferred compensation plan.

TRUSTEE COMPENSATION — No compensation is paid by the Series to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers – ‘Independent’ trustees” table under the “Management of the Series” section in this statement of additional information, all other officers and trustees of the Series are directors, officers or employees of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The Series typically pays each independent trustee an annual fee, which ranges from $29,700 to $59,500, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the Series generally pays independent trustees attendance and other fees for meetings of the board and its committees. The board chair receives an additional fee for this service.

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Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The Series and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of Series expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the Series. The Series also reimburses certain expenses of the independent trustees.

Trustee compensation paid during the fiscal year ended December 31, 2013

Name	Aggregate Compensation (Including Voluntarily Deferred Compensation1) from the Fund	Total Compensation (Including Voluntarily Deferred Compensation1) from All Funds Managed by Capital Research and Management Company or Its Affiliates
William H. Baribault	$114,205	$334,936
James G. Ellis	95,019	327,394
Leonard R. Fuller[3]	108,282	356,646
R. Clark Hooper	126,187	516,826
Merit E. Janow	98,496	347,393
Laurel B. Mitchell	137,362	268,530
Frank M. Sanchez	122,795	245,031
Margaret Spellings	92,409	305,393
Steadman Upham	99,202	301,393

1	Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended December 31, 2013 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
2	Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the Series (plus earnings thereon) through the end of 2013 fiscal year for participating trustees is as follows: William H. Baribault ($40,487), Leonard R. Fuller ($37,879), Laurel B. Mitchell ($30,501), Margaret Spellings ($53,459) and Steadman Upham ($351,221). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Series until paid to the trustees.

As of April 1, 2014, the officers and trustees of the Series and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of each fund.

Series Organization and the Board of Trustees — The American Funds Insurance Series, an open-end investment company, was organized as a Massachusetts business trust on September 13, 1983. At a meeting of the Series’ shareholders on November 24, 2009, shareholders approved the reorganization of the Series to a Delaware statutory trust. However, the Series reserves the right to delay implementing the reorganization. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the Series can be found in a proxy statement available on the SEC’s website at sec.gov.

All American Funds Insurance Series operations are supervised by its Board of Trustees, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the Series as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the Series.

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

The Series currently consists of separate funds which have separate assets and liabilities, and invest in separate investment portfolios. The Board of Trustees may create additional funds in the future. Income, direct liabilities and direct operating expenses of a fund will be allocated directly to that fund and general liabilities and expenses of the Series will be allocated among the funds in proportion to the total net assets of each fund.

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Each Master Fund has Class 1, Class 2 and Class 4 shares. In addition, Master Growth Fund, Master Growth-Income Fund, and Master Asset Allocation Fund have Class 3 shares. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the Series’ amended and restated rule 18f-3 Plan. Class 2, Class 3 and Class 4 shareholders have exclusive voting rights with respect to their respective rule 12b-1 Plans adopted in connection with the distribution of Class 2, Class 3 and Class 4 shares. Class 4 shareholders have exclusive voting rights with respect to their Insurance Administrative Services Plan. Shares of each Class of the Series vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.

The Series does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the Series will hold a meeting at which any member of the Board could be removed by a majority vote.

The Series’ declaration of trust and by-laws as well as separate indemnification agreements that the Series has entered into with independent trustees provide in effect that, subject to certain conditions, the Series will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Master Funds Board Leadership Structure

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the Series within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for Series management and independent counsel to the trustees and the fund.

Master Funds Board Oversight of Master Trust Risk

Risk oversight — Day-to-day management of the Series, including risk management, is the responsibility of the Series’ contractual service providers, including the Series’ investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the Series’ operations, including the processes and associated risks relating to the funds’ investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use. In that regard, the board receives reports regarding the operations of the Series’ service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the funds’ investments and trading. The board also receives compliance reports from the Series’ and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the Series’ board, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the Series’ audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls.

Not all risks that may affect the Series can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each fund’s objectives. As a result of the foregoing and other factors, the ability of the Series’ service providers to eliminate or mitigate risks is subject to limitations.

Committees of the Board of Trustees - The Series has an audit committee comprised of William H. Baribault, James G. Ellis, Leonard R. Fuller, Laurel B. Mitchell, Frank M. Sanchez and Steadman Upham, none of whom is an “interested person” of the Series within the meaning of the 1940 Act. The committee provides oversight regarding the Series’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the Series’ principal service providers. The committee acts as a liaison between the Series’ independent registered public accounting firm and the full board of trustees. The audit committee held six meetings during the 2013 fiscal year.

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The Series has a contracts committee comprised of William H. Baribault, James G. Ellis, Martin Fenton, Leonard R. Fuller, R. Clark Hooper, Merit E. Janow, Laurel B. Mitchell, Frank M. Sanchez, Margaret Spellings and Steadman Upham, none of whom is an “interested person” of the Series within the meaning of the 1940 Act. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Series and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement and plan of distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the Series may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meetings during the 2013 fiscal year.

The Series has a nominating and governance committee comprised of William H. Baribault, James G. Ellis, Leonard R. Fuller, R. Clark Hooper, Merit E. Janow, Laurel B. Mitchell, Frank Sanchez and Margaret Spellings, none of whom is an “interested person” of the Series within the meaning of the 1940 Act. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Series, addressed to the Series’ secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2013 fiscal year.

PROXY VOTING GUIDELINES

Feeder Funds Trust

Federal law requires the Trust and each of its investment adviser and subadviser, if applicable, to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at nationwide.com/mutualfundsnvit, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

Feeder Funds Trust

Trust Expenses

The Trust pays the compensation of the Trustees who are not employees of Nationwide Funds Group (“NFG”), or its affiliates, and all expenses (other than those assumed by the investment adviser, which is not applicable for the Feeder Funds), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees for other series of the Trust and any Rule 12b-1 fees; fees under the Trust’s Joint Fund Administration and Transfer Agency Agreement which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants, and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholders’ reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholders’ meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.

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Master-Feeder Service Provider to the Feeder Funds

NFM, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 is the master-feeder service provider for the Feeder Funds under the master-feeder structure.

NFM provides master-feeder operational support services to each of the Feeder Funds under the Master-Feeder Services Agreement. Such services will include, but are not limited to: (i) providing information to the Board of Trustees enabling it to make all necessary decisions of whether to invest the assets of a Feeder Fund in shares of a particular Master Fund, if any; (ii) monitoring the ongoing investment performance of the Master Fund and its respective service providers, and the level of expenses borne by shareholders of the Master Fund; (iii) coordination with the Master Fund’s board of directors, officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary for the composition and filing of the Feeder Fund’s registration statements, shareholder reports and other disclosure materials; (iv) coordinating financial statement reports with those of the Master Fund; (v) coordination with the Master Funds’ board of directors, officers and service providers to obtain all information, reports, certifications, signatures and other materials necessary to enable the Feeder Funds to prepare and maintain any processes, materials and/or reports (including effecting any necessary filings with appropriate regulatory agencies) that may be necessary or prudent pursuant to the Sarbanes-Oxley Act of 2002; (vi) effecting daily trades into or from the Master Fund, settling all such transactions and performing trading and settlement reconciliations; (vii) facilitation of distribution of Master Fund proxy solicitation materials to Feeder Fund shareholders and/or coordination with the Master Fund’s officers and service providers to incorporate Master Fund proxy information into Feeder Fund proxy solicitation materials; (viii) coordination with the Master Funds’ officers and service providers to enable the Feeder Funds to compile and maintain their respective books and records as may be legally required or reasonably necessary or prudent; (ix) such activities as are necessary for the design, development and maintenance of each Feeder Fund as a product offering to Trust shareholders; (x) providing regular and special reports, information and other educational materials to the Board of Trustees concerning any particular Feeder Fund-Master Fund structure or of master-feeder fund structures in general; and (xi) providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in corresponding Master Funds.

For the services rendered under the Master-Feeder Services Agreement, each Feeder Fund pays to NFM, at the end of each calendar month, a fee based upon the average daily value of the net assets of such Feeder Fund at the annual rate of 0.25%.

NFM has entered into a written contract with the Trust under which it will waive 0.15% of the fees that it charges for providing master-feeder operational services to each Feeder Fund under the Master-Feeder Services Agreement. This contract currently runs until April 30, 2015 and may be renewed at that time.

During the fiscal year ended December 31, 2013, 2012 and 2011, NFM earned the following fees as master-feeder service provider to the Feeder Funds:

		NFM Master-Feeder Service Provider Fees Year Ended December 31,
	2013		2012		2011
Fund	Fees Paid	Fees Reimbursed	Fees Paid	Fees Reimbursed	Fees Paid	Fees Reimbursed
American Funds NVIT Asset Allocation Fund	$11,072,958	$6,643,807	$8,905,622	$5,343,425	$6,518,329	$3,911,017
American Funds NVIT Bond Fund	3,509,577	2,105,756	2,966,564	1,779,956	2,418,320	1,450,999
American Funds NVIT Global Growth Fund	508,382	305,031	406,368	243,823	391,535	234,922
American Funds NVIT Growth Fund	821,604	492,965	689,746	413,852	664,785	398,873
American Funds NVIT Growth-Income Fund	3,700,978	2,220,598	2,950,403	1,770,259	2,230,888	1,338,539

Master Funds Trust

INVESTMENT ADVISER TO THE MASTER FUNDS

The investment adviser to the Master Funds, Capital Research and Management Company (“Capital Research”), founded in 1931, maintains research facilities in the United States and abroad (Los Angeles; San Francisco; New York; Washington, D.C.; London; Geneva; Hong Kong; Singapore; and Tokyo). These facilities are staffed with experienced investment professionals. Capital Research is located at 333 South Hope Street, Los Angeles, CA. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages

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equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. Capital Research and Management Company. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors make investment decisions independently of one another. Portfolio Managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The Master Funds are operated by the investment adviser, which has claimed an exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act (“CEA”) with respect to the Master Funds and, therefore, is not subject to registration or regulation as such under the CEA with respect to the Master Funds.

The Master Funds’ investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the funds and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Investment advisory and service agreements – The Investment Advisory and Service Agreements (the “Agreements”) between the Master Series and the investment adviser will continue in effect until December 31, 2014, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable Series, and (b) the vote of a majority of trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that the investment adviser has no liability to the Series for its acts or omissions in the performance of its obligations to the Series not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days’ written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in the 1940 Act). In addition, the Agreements provide that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the Series’ board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

As compensation for its services, Capital Research receives a monthly investment advisory fee which is accrued daily, from each Master Fund, and indirectly from each Feeder Fund as a shareholder in its corresponding Master Fund, calculated at the annual rates described below.

For the Master Asset Allocation Fund, Capital Research receives: 0.50% of the first $600 million of net assets, plus 0.42% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.36% on net assets greater than $1.2 billion but not exceeding $2.0 billion, plus 0.32% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.28% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.26% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.25% on net assets greater than $8.0 billion but not exceeding $13.0 billion, plus 0.244% on net assets in excess of $13.0 billion.

For the Master Bond Fund, Capital Research receives: 0.48% on the first $600 million of net assets, plus 0.44% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.40% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.38% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.36% on net assets greater than $3.0 billion but not exceeding $5.0 billion; plus 0.34% on net assets in excess of $5.0 billion but not exceeding $8.0 billion, plus 0.33% on net assets in excess of $8.0 billion.

For the Master Global Growth Fund, Capital Research receives: 0.69% on the first $600 million of net assets, plus 0.59% on net assets greater than $600 million but not exceeding $1.2 billion, plus 0.53% on net assets greater than $1.2 billion but not exceeding $2.0 billion, plus 0.50% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.48% on net assets greater than $3.0 billion but not exceeding $5.0 billion; plus 0.46% on net assets in excess of $5.0 billion; or if net assets of the Fund are less than $1.0 billion: 0.58% on the first $500 million of net assets, plus 0.48% on net assets greater than $500 million but not exceeding $1.0 billion.

For the Master Growth Fund, Capital Research receives: 0.50% on the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion, plus 0.30% on net assets greater than $13.0 billion but not exceeding $21.0 billion, plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.285% on net assets greater than $27.0 billion but not exceeding $34.0 billion, plus 0.28% on net assets in excess of $34.0 billion.

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For the Master Growth-Income Fund, Capital Research receives: 0.50% on the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets greater than $10.5 billion but not exceeding $13.0 billion, plus 0.235% on net assets greater than $13.0 billion but not exceeding $17.0 billion, plus 0.23% on net assets greater than $17.0 billion but not exceeding $21.0 billion, plus 0.225% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.222% on net assets greater than $27.0 billion but not exceeding $34.0 billion, plus 0.219% on net assets in excess of $34.0 billion.

In addition to providing investment advisory services, Capital Research furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the Master Funds, and provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies and postage used at the office of the Master Funds relating to the services furnished by Capital Research. Subject to the expense agreement described below, the Master Funds will pay all expenses not expressly assumed by Capital Research, including, but not limited to: registration and filing fees of federal and state agencies; blue sky expenses (if any); expenses of shareholders’ meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to trustees unaffiliated with Capital Research; association dues; and costs of stationary and forms prepared exclusively for the Master Funds.

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The Master Funds investment adviser’s total fees for the fiscal years ended December 31, 2013, 2012 and 2011 were:

	Fiscal Year Ended
Fund	2013	2012	2011
Master Asset Allocation Fund	$40,591,000	$35,034,000	$32,917,000
Master Bond Fund	32,622,000	33,340,000	36,584,000
Master Global Growth Fund	29,493,000	26,852,000	27,891,000
Master Growth Fund	73,985,000	78,245,000	86,558,000
Master Growth-Income Fund	63,617,000	64,310,000	64,952,000

PORTFOLIO MANAGERS

Appendix C contains the following information regarding each of the portfolio managers identified in the Funds’ prospectus: (i) the dollar range of the portfolio manager’s investments in the Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

DISTRIBUTOR

Feeder Funds Trust

Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), 1000 Continental Drive, Suite 400, King of Prussia, PA 19406 serves as underwriter for each of the Funds in the continuous distribution of their shares pursuant to an Underwriting Agreement dated as of May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:

Nationwide Fund Advisors

Nationwide Fund Management LLC

Nationwide Life Insurance Company

Nationwide Life and Annuity Insurance Company

Nationwide Financial Services, Inc.

Nationwide Corporation

Nationwide Mutual Insurance Company

Karen L. Heath-Wade

Joseph Finelli

Brian Hirsch

Stephen T. Grugeon

Eric Miller

Michael S. Spangler

In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the 12b-1 fee, if any, imposed upon sales of shares of each of the Funds.

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Master Funds Trust

American Funds Distributors, Inc. (“AFD”) is the distributor of the Master Funds’ shares. AFD is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

DISTRIBUTION PLAN

Master Funds Trust

The Master Funds do not charge a distribution fee on the class of shares on which the Feeder Funds invest.

Feeder Funds Trust

The Trust, with respect to shares of the Feeder Funds, has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act. The Plan permits the Feeder Funds to compensate Nationwide Fund Distributors LLC (“NFD”) as the Funds’ principal underwriter, for expenses associated with the distribution of the Feeder Funds’ Class II and Class P shares. Each Feeder Fund pays 0.25% of the average daily net assets of Class II and Class P shares as a distribution fee, regardless of expenses.

During the fiscal year ended December 31, 2013, NFD earned the following distribution fees under the Plan:

Fund	Fees Paid
American Funds NVIT Asset Allocation Fund	$11,072,958
American Funds NVIT Bond Fund	3,509,577
American Funds NVIT Global Growth Fund	508,382
American Funds NVIT Growth Fund	821,604
American Funds NVIT Growth-Income Fund	3,700,978

These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts (“contract owners”), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Plan for services including, but not limited to:

(i)	Underwriter services including (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities and (4) expenses related to marketing and promotional activities;

(ii)	Printed documents including (1) fund prospectuses, statements of additional information and reports for prospective contract owners and (2) promotional literature regarding the Fund;

(iii)	Wholesaling services by NFD or the insurance company including (1) training, (2) seminars and sales meetings and (3) compensation;

(iv)	Life insurance company distribution services including (1) fund disclosure documents and reports (2) variable insurance marketing materials, (3) Fund sub-account performance figures, (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and

(v)	Life insurance company contract owner support.

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”). The Trust’s current Plan was initially approved by the Board of Trustees on May 1, 2007. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan

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that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. As long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

NFD may enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, does pay additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

The Trust has been informed by NFD that during the fiscal year ended December 31, 2013, the following expenditures were made using the 12b-1 fees received by NFD with respect to the Funds:

Fund	Prospectus Printing & Mailing(1)	Distributor Compensation & Costs	Broker- Dealer Compensation & Costs(2)
American Funds NVIT Asset Allocation Fund	$2	$0	$11,082,489
American Funds NVIT Bond Fund	0	0	3,516,156
American Funds NVIT Global Growth Fund	0	0	509,002
American Funds NVIT Growth Fund	0	0	822,505
American Funds NVIT Growth-Income Fund	4	0	3,703,501

1	Printing and/or mailing of prospectuses to other than current Feeder Fund shareholders.
2	Broker-dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.

A Feeder Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that Feeder Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” on “Printing and Mailing” of a prospectus which covers multiple Feeder Funds, however, such other Feeder Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.

FUND PARTICIPATION AGREEMENTS

The Trust, on behalf of the Feeder Funds, NFD and Nationwide Investment Services Corporation (“NISC”) have entered into Fund Participation Agreements. Under these agreements, NISC will receive a Rule 12b-1 fee from NFD at an annual rate of 0.25% for Class II and Class P shares of the average daily net assets of the Funds.

FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

Under the terms of the Joint Fund Administration and Transfer Agency Agreement (the ”Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of NFS, provides various administration and accounting services to the Funds and Nationwide Mutual Funds (another trust also served by NFM), including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of

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the Funds. NFM is located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see ”Sub-Administration” below); (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC (“US Bancorp”) under the Sub-Transfer Agency Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses (including, but not limited to, the cost of pricing services that NFM utilizes) reasonably incurred by NFM in providing services to the Funds and Trust.

During the fiscal years ended December 31, 2013, 2012 and 2011 and 2010, NFM was paid fund administration and transfer agency fees from the Funds as follows:

Fund	2013 Earned	2012 Earned	2011 Earned
American Funds NVIT Asset Allocation Fund	$1,001,459	$822,737	$618,062
American Funds NVIT Bond Fund	344,707	300,802	254,538
American Funds NVIT Global Growth Fund	84,147	75,820	74,835
American Funds NVIT Growth Fund	111,344	100,716	99,056
American Funds NVIT Growth-Income Fund	361,370	299,384	237,911

SUB-ADMINISTRATION

NFM has entered into a Sub-Administration Agreement with J.P. Morgan Chase Bank, N.A. (“JPMorgan”), dated May 22, 2009 and effective August 24, 2009, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.

SUB-TRANSFER AGENCY

NFM has entered into a Sub-Transfer Agency Servicing Agreement with U.S. Bancorp Fund Services, LLC (“US Bancorp”), dated September 1, 2012, to provide certain sub-transfer agency services for each Fund. NFM pays US Bancorp a fee for these services.

ADMINISTRATIVE SERVICES PLAN

Under the terms of an Administrative Services Plan, each Fund is permitted to enter Servicing Agreements with servicing organizations who agree to provide certain administrative support services for the Funds. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

As authorized by the Administrative Services Plan, the Trust has entered into a Fund Participation Agreement, effective May 2, 2005, pursuant to which Nationwide Financial Services, Inc. (“NFS”) has agreed to provide certain administrative support services to the Funds held beneficially by its customers. NFS is a wholly owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NSI) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class II shares of the Feeder Fund held by customers of NFS or any such other entity. No fee is paid with respect to the Class P shares of any Fund.

During the fiscal years ended December 31, 2013, 2012 and 2011, NFS and its affiliates earned $50,094,599, $44,132,956 and $39,125,097 in administrative services fees it provided to all Funds of the Trust (including the Funds that are not included in this SAI).

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CUSTODIAN

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP, 1250 Connecticut Avenue N.W., Suite 500, Washington, DC 20036-2652, serves as the Trust’s legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

Feeder Funds Trust

The Feeder Funds have no investment adviser; thus, this section does not apply to the Feeder Funds.

Master Funds Trust

The Master Funds’ investment adviser places orders with broker-dealers for the Master Fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the Master Funds’ investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the Master Funds’ portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of the executions, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the potential for minimizing market impact. The Master Funds’ investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The Master Funds’ investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer. The Master Funds do not consider the Master Funds’ investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The Master Funds’ investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the Master Funds’ investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the Master Funds’ investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as setting up meetings with corporate executives and seminars and conferences related to relevant subject matters. The Master Funds’ investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the Master Funds’ investment adviser’s research efforts. If broker-dealers were to discontinue providing such services it is unlikely the Master Funds’ investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the Master Funds’ investment adviser would incur substantial additional costs. Research services that the Master Funds’ investment adviser receives from broker-dealers may be used by the Master Funds’ investment adviser in servicing the Master Funds and other funds and accounts that it advises; however, not all such services will necessarily benefit the Master Funds.

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The Master Funds’ investment adviser may pay commissions in excess of what other broker-dealers might have charged—including on an execution-only basis for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the Master Funds’ investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser’s overall responsibility to the series and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the Master Funds’ investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the Master Funds’ investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from whom it receives such services. Using its judgment, each equity investment division of the Master Funds’ investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the Master Funds’ investment adviser nor the Master Funds incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less then the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the Master Funds’ investment adviser routinely meets with firms, typically at the firm’s request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the Master Funds’ investment adviser receives from broker-dealers for its good faith determination of reasonableness, the Master Funds’ investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the Master Funds’ investment adviser.

The Master Funds’ investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The Master Funds’ investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c) the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time, (i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the Master Funds’ investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the Master Funds and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the Master Funds’ investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The Master Funds’ investment adviser may place orders for the Master Funds’ portfolio transactions with broker-dealers who have sold shares in the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the Master Funds’ portfolio transactions.

Brokerage commissions and concessions (commissions built into the price of bonds) paid on portfolio transactions for the fiscal years ended December 31, 2013, 2012 and 2011 were:

Fiscal Year Ended	2013	2012	2011
Master Asset Allocation Fund	$3,676,000	$3,483,000	$3,843,000
Master Bond Fund	0	0	28
Master Global Growth Fund	4,237,000	2,291,000	3,434,000
Master Growth Fund	7,543,000	9,254,000	11,275,000
Master Growth-Income Fund	7,515,000	9,435,000	10,581,000

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The volume of trading activity for Master Global Growth Fund decreased during the 2012 fiscal year, resulting in a decrease in brokerage commissions paid on portfolio transactions. The increase in brokerage commissions paid by Master Growth-Income Fund during the 2011 fiscal year is attributable to an increase in volume of commissionable trading activity. The decrease in brokerage commissions paid by Master Bond Fund during the 2011 and 2010 fiscal years is attributable to a decrease in the volume commissionable trading activity for each fund during those periods.

The Master Funds are required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of their regular broker-dealers) that derive more than 15% of its revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the Master Funds the largest amount of brokerage commissions by participating, directly or indirectly, in the Master Funds’ portfolio transactions during the Series’ most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Master Funds during the Master Funds’ most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the Master Funds during the Master Funds’ most recently completed fiscal year.

At the end of the Master Funds’ most recent fiscal year, the Master Funds’ regular broker-dealers included.

As of the Master Funds’ fiscal year-end, the following Master Funds held equity and/or debt securities of an affiliated company of such regular broker-dealers:

	Affiliated Company of Regular Broker-Dealer	Type of Security	Amount
Master Asset Allocation Fund	Citigroup Inc.	equity/debt	$150,276,000
	Goldman Sachs Group, Inc.	equity/debt	244,194,000
	Morgan Stanley	equity/debt	22,223,000
Master Bond Fund	Citigroup Inc.	debt	18,470,000
	Goldman Sachs Group, Inc.	debt	49,283,000
	Morgan Stanley	debt	47,675,000
	UBS AG	debt	2,573,000
Master Global Growth Fund	Deutsche Bank	equity	10,399,000
	Goldman Sachs Group, Inc.	equity	27,475,000
Master Growth Fund	Citigroup Inc.	equity	231,577,000
	Goldman Sachs Group, Inc.	equity	174,495,000
	Morgan Stanley	equity	94,080,000
Master Growth- Income Fund	Citigroup Inc.	equity	31,266,000
	Goldman Sachs Group, Inc.	Equity	91,342,000
	UBS AG	equity	58,016,000

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

Feeder Funds

An insurance company purchases shares of the Feeder Funds at their net asset value (“NAV”) using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Feeder Funds.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Feeder Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

The NAV per share of the Feeder Funds is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 p.m. Eastern Time) on each business day the Exchange is open for regular trading (the “Valuation Time”). To the extent that the Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

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The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and any other days when the Exchange is closed.

Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.

The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of shares in a Master Fund). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class’ shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

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In-Kind Redemptions

The Feeder Funds generally plan to redeem their shares for cash. However, each Feeder Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder (“redemption in-kind”).

The Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Feeder Fund. Affiliated persons of a Feeder Fund include shareholders who are affiliates of the Fund’s investment adviser (if any) and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request – thus limiting the potential adverse effect on the distributing Fund’s net asset value.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and from their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.

In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:

•	the Distributor and other affiliates of NFA,

•	broker-dealers,

•	financial institutions, and

•	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Funds for such payments.

Additional Compensation to Affiliated Financial Institution. Nationwide Fund Advisors (“NFA”) and Nationwide Fund Distributors LLC (“NFD”), pursuant to an agreement by the parties, pay their affiliate, Nationwide Financial Services, Inc., various amounts under the terms of the agreement.

Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from NFA, NFM or NFD, from their own resources, include the following series of the Trust (the information set forth below is considered complete as of the date of this SAI; however, agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):

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Pruco Life Insurance Company of New Jersey, Pruco Life Insurance Company, American Skandia Life Assurance Corp., American Skandia Marketing, Inc. (collectively, the “Company”)

NFA, pursuant to written agreements, pays the Company a service fee at the annualized rate equal to 0.055% (0.55 basis points) of the average daily net assets of the NVIT Developing Markets Fund for which the Company performed administrative services during the period in which they were earned. If Fund assets administered by the Company are less than $1 billion, as of December 31 of the prior calendar year, the service fee will be paid on a quarterly basis. If greater than $1 billion, the service fee will paid on a monthly basis.

Jefferson National Life Insurance Company (“Jefferson National”)

NFA, pursuant to a written agreement, pays Jefferson National a quarterly fee at the annual rate of: (i) 0.05% (5 basis points) of the average daily net asset value of NVIT S&P 500 Index Fund shares held in Jefferson National separate accounts on the books of NVIT; and (ii) 0.07% (7 basis points) of the average daily net asset value of NVIT Mid Cap Index Fund, NVIT Small Cap Index Fund, NVIT International Index Fund, and NVIT Bond Index Fund shares held in Jefferson National separate accounts on the books of NVIT.

The NAV of the Feeder Funds is determined based on the NAV of the Master Funds. Securities of each Master Fund are valued at their NAV. The following summarizes information regarding how the Master Funds determine NAV.

Master Funds Trust

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the Master Funds or its designee. Orders received by the Master Funds or authorized designee after the time of the determination of the net asset value will be entered at the next calculated offering price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. If, for example, the New York Exchange closes at 1:00 p.m. New York time, the fund’s share price would still be determined as of 4:00 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing price unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Exchange is currently closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Each share class of a Master Fund has a separately calculated net asset value (and share price). The funds will not calculate net asset values on days the New York Stock Exchange is closed for trading.

All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. Each Master Fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from one or more independent pricing vendors, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available or at prices for securities of comparable maturity, quality and type. The pricing vendors base bond prices on various inputs, which could include, among other things, benchmark yields, bids, offers, quotations from dealers and trading systems, new issues and proprietary pricing models.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

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Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of each fund’s shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market-based quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the Master Funds’ board. Subject to board oversight, the Master Funds’ board has delegated the obligation to make fair valuation determinations to a valuation committee established by the Master Funds’ investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure help that certain basic principles and factors are considered when making fair value decisions. As a general principle, securities lacking readily available market-based quotations are valued in good faith by the valuation committee based upon what a fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the “fair value” to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund’s net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to a fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchases of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

ADDITIONAL INFORMATION

Feeder Funds Trust

Description of Shares

The Amended Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

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The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:

Series	Share Classes
American Century NVIT Growth Fund*	Class I, Class II, Class IV
American Century NVIT Multi Cap Value Fund*	Class I, Class II, Class Y
American Funds NVIT Asset Allocation Fund	Class II, Class P
American Funds NVIT Bond Fund	Class II
American Funds NVIT Global Growth Fund	Class II
American Funds NVIT Growth Fund	Class II
American Funds NVIT Growth-Income Fund	Class II, Class P
Federated NVIT High Income Bond Fund*	Class I, Class Y
Invesco NVIT Comstock Value Fund*	Class I, Class II, Class IV, Class Y
Loring Ward NVIT Capital Appreciation Fund*	Class II, Class P
Loring Ward NVIT Moderate Fund*	Class II, Class P
Neuberger Berman NVIT Multi Cap Opportunities Fund*	Class I, Class II
Neuberger Berman NVIT Socially Responsible Fund*	Class I, Class II, Class Y
NVIT Bond Index Fund*	Class I, Class II, Class Y
NVIT Cardinal Aggressive Fund*	Class I, Class II
NVIT Cardinal Balanced Fund*	Class I, Class II
NVIT Cardinal Capital Appreciation Fund*	Class I, Class II
NVIT Cardinal Conservative Fund*	Class I, Class II
NVIT Cardinal Moderate Fund*	Class I, Class II
NVIT Cardinal Moderately Aggressive Fund*	Class I, Class II
NVIT Cardinal Moderately Conservative Fund*	Class I, Class II
NVIT Cardinal Managed Growth Fund*	Class I, Class II
NVIT Cardinal Managed Growth & Income Fund*	Class I, Class II
NVIT Core Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Core Plus Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Developing Markets Fund*	Class I, Class II
NVIT Emerging Markets Fund*	Class I, Class II, Class VI, Class Y
NVIT Enhanced Income Fund*	Class II, Class Y
NVIT Government Bond Fund*	Class I, Class II, Class IV, Class P, Class Y
NVIT International Equity Fund*	Class I, Class II, Class VI, Class Y
NVIT International Index Fund*	Class I, Class II, Class VIII, Class Y
NVIT Investor Destinations Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Balanced Fund*	Class II, Class P
NVIT Investor Destinations Capital Appreciation Fund*	Class II, Class P
NVIT Investor Destinations Conservative Fund*	Class II, Class P
NVIT Investor Destinations Moderate Fund*	Class II, Class P
NVIT Investor Destinations Moderately Aggressive Fund*	Class II, Class P
NVIT Investor Destinations Moderately Conservative Fund*	Class II, Class P
NVIT Investor Destinations Managed Growth Fund*	Class I, Class II
NVIT Investor Destinations Managed Growth & Income Fund*	Class I, Class II
NVIT Large Cap Growth Fund*	Class I, Class II, Class P, Class Y
NVIT Mid Cap Index Fund*	Class I, Class II, Class Y
NVIT Money Market Fund*	Class I, Class II, Class IV, Class V, Class Y
NVIT Multi-Manager International Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager International Value Fund*	Class I, Class II, Class IV, Class Y
NVIT Multi-Manager Large Cap Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Large Cap Value Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Value Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Small Cap Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Small Cap Value Fund*	Class I, Class II, Class IV, Class Y
NVIT Multi-Manager Small Company Fund*	Class I, Class II, Class IV, Class Y
NVIT Multi Sector Bond Fund*	Class I, , Class Y
NVIT Nationwide Fund*	Class I, Class II, Class IV, Class Y
NVIT Real Estate Fund*	Class I, Class II, Class Y
NVIT S&P 500 Index Fund*	Class I, Class II, Class IV, Class Y
NVIT Short Term Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Small Cap Index Fund*	Class II, Class Y
Templeton NVIT International Value Fund*	Class I, Class II, Class Y
NVIT Flexible Moderate Growth Fund*	Class P
NVIT Flexible Fixed Income Fund*	Class P
Lazard NVIT Flexible Opportunistic Strategies Fund*	Class P

*	Information on these Funds is contained in a separate Statement(s) of Additional Information.

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You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended and Restated Declaration of Trust without the vote or consent of shareholders to:

(1)	designate series of the Trust; or

(2)	change the name of the Trust; or

(3)	apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

An annual or special meeting of shareholders to conduct necessary business is not required by the Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company”) separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.

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TAX STATUS

The following sections are a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”). Because shares of the Fund are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life or variable annuity contract.

This “Tax Status” section and the “Other Tax Consequences,” and “Tax Consequences to Shareholders” sections are based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.

Different tax rules may apply depending on how a Master Fund in which the Fund invests is organized for federal income tax purposes. The Fund invests in a Master Fund organized as a corporation and treated as a regulated investment company for federal income tax purposes. These rules could affect the amount, timing or character of the income distributed to shareholders of the Fund.
Unless otherwise indicated, the discussion below with respect to the Fund includes its pro rata share of the dividends and distributions paid by the Master Fund. In addition, unless otherwise indicated, the tax consequences described below in respect of the Fund’s investments apply to any investments made directly by the Fund and to any investments made by its Master Fund.

Taxation of the Fund

The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•	Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from QPTPs.

•	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions”

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below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Feeder Funds. Distributions by the Master Fund and redemptions of shares in the Master Fund may result in taxable distributions to shareholders of ordinary income or capital gains. If shares of the Master Fund are purchased within 30 days before or after redeeming at a loss other shares of the Master Fund, all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. The Fund (a) is eligible to pass-through to shareholders foreign tax credits from the Master Fund (see, “Taxation of Fund Distributions — Pass-Through of Foreign Tax Credits” below), (b) is eligible to pass-through to shareholders exempt-interest dividends from the Master Fund, and (c) is eligible to pass-through to shareholders dividends eligible for the dividends-received deduction earned by the Master Fund (see, “Taxation of Fund Distributions — Dividends-Received Deduction for Corporations” below). However, dividends paid by the Fund from interest earned by the Master Fund on U.S. government obligations are unlikely to be exempt from state and local income tax.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

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Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Taxation of Fund Distributions — Distributions of Capital Gains” below). A “qualified late year loss” includes:

•	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

•	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence. Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise Tax Distribution Requirements. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Fund in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether the Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment does not exceed $250,000. Permitted shareholders include other RICs eligible for the exemption (e.g. insurance dedicated funds of funds). If the Fund fails to qualify for the exemption, the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) to avoid any material liability for federal excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

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Special Rules Applicable to Variable Contracts

The Fund and its Master Fund intend to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes). If these requirements are not met, or under other limited circumstances, it is possible that the contract holders (rather than the insurance company) will be treated for federal income tax purposes as the taxable owners of the assets held by the segregated asset accounts. The Fund and its Master Fund intend to comply with these diversification requirements.

Section 817(h) of the Internal Revenue Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Fund and its Master Fund must either (a) satisfy the Asset Diversification Test and have no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (b) have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For purposes of clause (b), all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issuer of securities.

Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Fund or Master Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if :

•	All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and

•	Public access to such investment company is available exclusively through the purchase of a variable contract.

As provided in their offering documents, all the beneficial interests in the Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Fund (and any corresponding regulated investment company such as a fund of funds that invests in the Fund) is available solely through the purchase of a variable contract (such a fund is sometimes referred to as a “Closed Fund” as distinguished from a fund the shares of which are available to the general public referred to as a “Public Fund”). Under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Fund, including a pro rata portion of each asset of any Underlying Fund that is a Closed Fund, is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.

For a variable life or a variable annuity insurance contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Accordingly, a contract holder should not have an impermissible level of control over the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. If the contract holder is considered the owner of the segregated asset account, income and gains produced by the underlying assets would be included currently in the contract holder’s gross income with the variable contract being characterized as a mere “wrapper.” The Treasury Department has issued rulings addressing the circumstances in which a variable contract holder’s control of the investments of the segregated asset account may cause the contract holder, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account, and is likely to issue additional rulings in the future. It is not known what standards will be set forth in any such rulings or when, if at all, these rulings may be issued.

The IRS may consider several factors in determining whether a contract holder has an impermissible level of investor control over a segregated asset account. One factor the IRS considers when a segregated asset account invests in one or more RICs is whether a RIC’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the segregated asset account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a segregated asset account. The relationship between the Fund and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that a variable contract might be subject to current taxation because of investor control.

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Another factor that the IRS examines concerns actions of contract holders. Under the IRS pronouncements, a contract holder may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular fund. A contract holder thus may not select or direct the purchase or sale of a particular investment of the Fund. All investment decisions concerning the Fund must be made by the portfolio managers in their sole and absolute discretion, and not by a contract holder. Furthermore, under the IRS pronouncements, a contract holders may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Fund.

The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a segregated asset account’s investments in funds such as the Fund, and such guidance could affect the treatment of the Fund, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described, or that the Fund will not have to change its investment objectives or investment policies. The Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.

OTHER TAX CONSEQUENCES

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to the separate account. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends received deduction. See the discussion below under the heading, “Dividends-Received Deduction for Corporations.”

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs” below).

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Pass-Through of Foreign Tax Credits. If more than 50% of the Master Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Master Fund. If this election is made, the Fund may report more taxable income to its shareholders than it actually distributes.

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The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions—Securities Lending” below.

Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Consent Dividends. The Fund may utilize the consent dividend provisions of section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Additional Information on Portfolio Instruments, Strategies and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

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Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even

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though it has not sold or received dividends from these securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund – Foreign Income Tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. Internal Revenue Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

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Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

TAX CONSEQUENCES TO SHAREHOLDERS

Since shareholders of the Fund will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

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FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust for the fiscal year ended December 31, 2013 included in the Trust’s Annual Report and the Financial Statements of the Trust for the period ended June 30, 2013 included in the Trust’s unaudited Semiannual Report are incorporated herein by reference. Copies of the Annual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-0920.

80

APPENDIX A

DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.

The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default—capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

INVESTMENT GRADE

AAA -	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.

AA -	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.

A -	Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-	Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -	Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B -	Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

A-1

CCC -	Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC -	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.

C -	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.

D -	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS

Aaa -	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.

A -	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.

Baa -	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.

Ba -	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -	Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa -	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.

C -	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2- Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG- Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

A-2

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A	Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB	Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB	Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D	Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-3

A-1	This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3	Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B	Issues rated ‘B’ are regarded as having significant speculative characteristics.

C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.

D	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.	Amortization schedule—the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.	Source of payment—the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

A-4

MOODY’S NOTE RATINGS

MIG 1/VMIG 1	Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.

F-1	Best quality, indicating strong capacity to meet financial commitments.

F-2	Good quality with satisfactory capacity to meet financial commitments.

F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.

B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.

C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.

D	In default and has failed to meet its financial commitments.

A-5

APPENDIX B

PROXY VOTING GUIDELINE SUMMARY

Feeder Funds Trust

Because the Feeder Funds invest all or substantially all of their assets in corresponding Master Funds, the authority to vote proxies related to the Master Funds’ portfolio securities has been provided to Capital Research and Management Company (“Capital Research” or the “investment adviser”), the Master Funds’ investment adviser. Capital Research’s proxy voting procedures and guidelines are summarized below.

Master Funds Trust

CAPITAL RESEARCH AND MANAGEMENT COMPANY

The Series and its investment adviser have adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the funds and other American Funds. The complete text of these principles is available on the American Funds website at americanfunds.com. Certain American Funds have established separate proxy voting committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds (including the Series) are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by those Series’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A discussion of any potential conflicts of interest also is included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a board member of one or more American Funds is also a board member of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421- 4225, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, the Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

B-1

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

B-2

APPENDIX C – PORTFOLIO MANAGERS

Information as of December 31, 2013

PORTFOLIO MANAGER FUND HOLDINGS AND MANAGEMENT OF OTHER ACCOUNTS

Shares of the Master Funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio manager’s need for variable annuity or variable life contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. The other portfolio managers have determined that variable insurance or annuity contracts do not meet their current needs. Consequently, they do not hold shares of the funds.

Portfolio managers may also manage assets in other funds advised by Capital Research and Management Company or its affiliates. Other managed accounts as of the end of American Funds Insurance Series’ most recently completed fiscal year are listed as follows:

Portfolio Manager	Number of Other Registered Investment Companies (Rics) That Portfolio Manager is a Manager (Assets of RICs in Billions)[1]		Number of Other Pooled Investment Vehicles (PIVs) for which Portfolio Manager Is a Manager (Assets of PIVs in Billions)[2]		Number of Other Accounts That Portfolio Manager Is a Manager (Assets of Other Accounts in Billions)[3]
Asset Allocation Fund
Alan N. Berro	10	$171.1	None		None
David A. Daigle	5	$138.1	2	$1.72	3	$0.41
Jeffrey T. Lager	2	$141.5	None		None
James R. Mulally	7	$160.6	1	$0.03	None
Eugene P. Stein	2	$141.5	None		None
Bond Fund
David C. Barclay	3	$111.1	2	$0.85	8	$3.93
David A. Hoag	5	$122.3	None		None
Thomas H. Hogh	5	$ 51.3	1	$0.13	1	$0.10
Global Growth Fund
Isabelle de Wismes	1	$ 55.9	1	$0.20	None
Steven T. Watson	4	$154.5	None		None
Jonathan Knowles	3	$204.4	None		None
Growth Fund
Donnalisa Parks Barnum	1	$138.9	None		None
Gregory D. Johnson	3	$209.2	None		None
Michael T. Kerr	2	$206.6	None		None
Ronald B. Morrow	2	$206.6	None		None
Alan J. Wilson	None	None	None		None
Growth-Income Fund
Donald D. O’Neal	2	$208.8	1	$0.34	None
Dylan Yolles	1	$ 31.9	None		None
J. Blair Frank	3	$169.0	None		None
Claudia P. Huntington	4	$ 80.1	None		None
William L. Robbins	1	$ 31.9	None		None

C-1

1	Indicates RIC(s) for which the portfolio manager also has day-to -day management responsibilities. Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount.
2	Represents funds advised or sub-advised by Capital Research and Management Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
3	Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio manager and their families are not reflected.

COMPENSATION OF INVESTMENT PROFESSIONALS

As described in the prospectus, the Master Funds’ investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the funds’ portfolio managers may be measured against one or more of the following benchmarks, depending on his or her investment focus:

•	Master Asset Allocation Fund – S&P 500, Lipper Growth & Income Funds Index, Barclays U.S. Aggregate Index, Barclays U.S. Corporate High Yield 2% Issuer Capped Index, Lipper High Current Yield Bond Funds Average, Lipper Core Bond Funds Average;

•	Master Bond Fund – Barclays U.S. Aggregate Index, Barclays U.S. Corporate High Yield 2% Issuer Capped Index, Lipper High Current Yield Bond Funds Average, Lipper Core Bond Funds Average;

•	Master Global Growth Fund – MSCI All Country World Index, Lipper Global Funds Index;

•	Master Growth Fund – S&P 500, MSCI All Country World Index ex-USA, Lipper Growth Funds Index; and

•	Master Growth-Income Fund – S&P 500, Lipper Growth & Income Funds Index.

POTENTIAL CONFLICTS OF INTEREST

Capital Research and Management Company

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the funds and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser has adopted policies and procedures that it believes are reasonably designed to address these issues.

C-2

PART C

OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)	Second Amended and Restated Agreement and Declaration of Trust, amended and restated as of June 17, 2009, (the “Amended Declaration”), of Registrant, Nationwide Variable Insurance Trust, a Delaware Statutory Trust (the “Trust” or “NVIT”), previously filed as Exhibit EX-23.a with the Trust’s registration statement on August 26, 2009, is hereby incorporated by reference.

(1)	Amending Resolutions dated December 14, 2010, to the Amended Declaration previously filed as Exhibit EX-28.a.1 with the Trust’s registration statement on April 15, 2011, is hereby incorporated by reference.

(2)	Amending Resolutions dated September 6, 2012, to the Amended Declaration, previously filed as Exhibit EX-28.a.2 with the Trust’s registration statement on December 21, 2012, is hereby incorporated by reference.

(3)	Amending Resolutions dated December 11, 2012, to the Amended Declaration, previously filed as Exhibit EX-28.a.3 with the Trust’s registration statement on April 26, 2013, is hereby incorporated by reference.

(4)	Amending Resolutions dated September 9, 2013, to the Amended Declaration, previously filed as Exhibit EX-28.a.4 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(5)	Amending Resolutions dated December 11, 2013, to the Amended Declaration, previously filed as Exhibit EX-28.a.5 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(b)	Second Amended and Restated Bylaws, amended and restated as of June 17, 2009 (the “Amended Bylaws”), of the Trust, previously filed as Exhibit EX-23.b with the Trust’s registration statement on August 26, 2009, is hereby incorporated by reference.

(c)	Certificates for shares are not issued. Articles III, V and VI of the Amended Declaration and Article II and Article VII of the Amended Bylaws incorporated by reference to Exhibit (a) and (b), respectively, hereto, define the rights of holders of shares.

(d)	Investment Advisory Agreement

(1)	Investment Advisory Agreement among the Trust and Nationwide Fund Advisors (“NFA”) dated May 1, 2007, previously filed as Exhibit EX-23.d.1 with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

(a)	Exhibit A, effective May 1, 2007, as amended May 1, 2014 to the Investment Advisory Agreement among the Trust and NFA, previously filed as Exhibit EX- EX-28.d.1.a with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(2)	Subadvisory Agreements

(a)	Amended and Restated Subadvisory Agreement among the Trust, NFA and Federated Investment Management Company for the Federated NVIT High Income Bond Fund and NVIT Money Market Fund, which are series of the Trust, dated May 1, 2007, as amended and restated April 2, 2009, previously filed as Exhibit 23.d.2.d with the Trust’s registration statement on April 24, 2009, is hereby incorporated by reference.

(i)	Exhibit A, effective May 1, 2007, as amended December 2, 2009, to the Subadvisory Agreement among the Trust, NFA and Federated Investment Management Company, previously filed as Exhibit EX-28.d.2.b.i with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(b)	Amended and Restated Subadvisory Agreement among the Trust, NFA and Morgan Stanley Investment Management, Inc. (an assignee of Morgan Stanley Investments LP, formerly Miller Anderson & Sherrerd, LP) for the NVIT Multi-Manager Small Company Fund, a series of the Trust, effective May 1, 2007, as amended April 30, 2010, previously filed as Exhibit EX-d.2.c with the Trust’s registration statement on April 30, 2010, is hereby incorporated by reference.

(c)	Subadvisory Agreement among the Trust, NFA and J.P. Morgan Investment Management, Inc. for the NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager International Value Fund, which are series of the Trust, dated May 1, 2007, previously filed as Exhibit 23.d.2.g with the Trust’s registration statement on April 14, 2008, is hereby incorporated by reference.

(i)	Exhibit A, effective May 1, 2007, as amended July 8, 2011, to the Subadvisory Agreement among the among the Trust, NFA and J.P. Morgan Investment Management, Inc. for the NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager International Value Fund, series of the Trust, previously filed as Exhibit EX-d.2.c.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(d)	Subadvisory Agreement among the Trust, NFA and Epoch Investment Partners, Inc. for the NVIT Multi-Manager Small Cap Value Fund, a series of the Trust, dated March 27, 2013, previously filed as Exhibit EX-28.d.2.d with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(e)	Amended Subadvisory Agreement among the Trust, NFA and BlackRock Investment Management, LLC for the NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund and NVIT Bond Index Fund, which are series of the Trust, dated May 1, 2007, as amended June 16, 2010, previously filed as Exhibit EX-28.d.2.g with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(i)	Exhibit A, effective May 1, 2007, as amended May 1, 2013, to the Subadvisory Agreement among the Trust, NFA, and BlackRock Investment Management, LLC, for the NVIT Cardinal Managed Growth & Income Fund, NVIT Cardinal Growth Fund, NVIT Investor Destinations Growth & Income Fund and NVIT Investor Destinations Growth Fund, previously filed as Exhibit EX-28.d.2.e.1 with the Trust’s registration statement on January 17, 2014, is hereby incorporated by reference.

(f)	Subadvisory Agreement among the Trust, NFA and Putnam Investment Management, LLC for the NVIT Multi-Manager Small Company Fund, a series of the Trust, dated December 11, 2013, previously filed as Exhibit EX-28.d.2.f. with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(g)	Subadvisory Agreement among the Trust, NFA and Neuberger Berman Management LLC for the NVIT Multi-Manager Small Company Fund, NVIT Multi-Manager Mid Cap Growth Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund and Neuberger Berman NVIT Socially Responsible Fund, which are series of the Trust, dated May 4, 2009, previously filed as Exhibit EX-23.d.2.o with the Trust’s registration statement on June 23, 2009, is hereby incorporated by reference.

(i)	Exhibit A, effective May 4, 2009, amended July 2, 2012, to the Subadvisory Agreement among the Trust, NFA and Neuberger Berman Management LLC, is previously filed as Exhibit EX-28.d.2.i.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(h)	Subadvisory Agreement among the Trust, NFA and Neuberger Berman Fixed Income LLC for the NVIT Core Plus Bond Fund, a series of the Trust, dated May 4, 2009, previously filed as Exhibit EX-23.d.2.p with the Trust’s registration statement on June 23, 2009, is hereby incorporated by reference.

(i)	Amendment to Subadvisory Agreement, dated September 9, 2013, among the Trust NFA and Neuberger Berman Fixed Income LLC, previously filed as Exhibit EX-28.d.2.h.i with the Trust’s registration statement on January 7, 2014, is hereby incorporated by reference.

(i)	Subadvisory Agreement among the Trust, NFA and Wells Capital Management, Inc. for the NVIT Multi-Manager Large Cap Growth Fund, a series of the Trust, dated March 24, 2008, previously filed as Exhibit 23.d.2.s with the Trust’s registration statement on April 14, 2008, is hereby incorporated by reference.

(i)	Exhibit A, effective March 24, 2008, as amended July 1, 2011, to the Subadvisory Agreement among the Trust, NFA and Wells Capital Management, Inc., previousy filed as Exhibit EX-28.d.2.k.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(j)	Amended and Restated Subadvisory Agreement among the Trust, NFA and Invesco Advisers, Inc. (“Invesco”) for the NVIT Multi-Manager International Growth Fund and Invesco NVIT Comstock Value Fund (formerly Van Kampen NVIT Comstock Value Fund), series of the Trust, effective March 24, 2008, as amended June 1, 2010, previously filed as Exhibit EX-28.d.2.o with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(i)	Exhibit A, Effective March 28, 2008, as amended March 18, 2011, to the Subadvisory Agreement among the Trust, NFA and Invesco, previously filed as Exhibit EX-28.d.2.n.i with the Trust’s registration statement on April 28, 2011, is hereby incorporated by reference.

(k)	Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC for the NVIT Government Bond Fund, a series of the Trust, dated January 1, 2008, previously filed as Exhibit 23.d.2.v with the Trust’s registration statement on February 8, 2008, is hereby incorporated by reference.

(i)	Exhibit A, effective January 1, 2008, as amended May 1, 2013, to the Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC, pertaining to certain series of the Trust, previously filed as Exhibit EX-28.d.2.k.1 with the Trust’s registration statement on January 17, 2014, is hereby incorporated by reference.

(l)	Subadvisory Agreement among the Trust, NFA and American Century Investment Management, Inc. for the American Century NVIT Growth Fund, American Century NVIT Multi Cap Value Fund and NVIT Multi-Manager International Growth Fund, which are series of the Trust, dated March 11, 2010, previously filed as Exhibit EX-28.d.2.q with the Trust’s registration statement on April 23, 2010, is hereby incorporated by reference.

(i)	Exhibit A, effective March 11, 2010, as amended July 2, 2012, to the Subadvisory Agreement among the Trust, NFA and American Century Investment Management, Inc. pertaining to certain series of the Trust, previously filed as Exhibit EX-28.d.2.n.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(m)	Subadvisory Agreement among the Trust, NFA and Thompson, Siegel & Walmsley LLC for the NVIT Multi-Manager Mid Cap Value Fund, a series of the Trust, dated March 24, 2008, previously filed as Exhibit 23.d.2.x with the Trust’s registration statement on March 27, 2008, is hereby incorporated by reference.

(i)	Exhibit A, effective March 24, 2008, as amended July 2, 2012, to the Subadvisory Agreement among the Trust, NFA and Thompson, Siegel & Walmsley LLC for the NVIT Multi-Manager Mid Cap Value Fund, a series of the Trust, previously filed as Exhibit EX-28.d.2.p.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(n)	Subadvisory Agreement among the Trust, NFA and Wellington Management Company, LLP for the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, dated March 24, 2008, previously filed as Exhibit 23.d.2.aa with the Trust’s registration statement on March 27, 2008, is hereby incorporated by reference.

(i)	Exhibit A, effective March 24, 2008, as amended March 20, 2013, to the Subadvisory Agreement among the Trust, NFA and Wellington Management Company, LLP for the NVIT Multi-Manager Large Cap Value Fund and NVIT Multi-Manager Small Cap Growth Fund, series of the Trust, previously filed as Exhibit EX-28.d.2.r.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(o)	Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC for the NVIT Core Bond Fund and NVIT Short Term Bond Fund, which are series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on March 24, 2008, is hereby incorporated by reference.

(p)	Subadvisory Agreement among the Trust, NFA and OppenheimerFunds, Inc. for the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund, which are series of the Trust, dated October 1, 2008, previously filed as Exhibit 23.d.2.ee with the Trust’s registration statement on September 25, 2008, is hereby incorporated by reference.

(i)	Exhibit A, effective October 1, 2008, as amended July 11, 2011, to the Subadvisory Agreement among the Trust, NFA and OppenheimerFunds, Inc., pertaining to certain series of the Trust, previously filed as Exhibit EX-28.d.2.t.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(q)	Subadvisory Agreement among the Trust, NFA and Logan Circle Partners, L.P. for the NVIT Multi Sector Bond Fund, a series of the Trust, dated June 16, 2010, previously filed as Exhibit 28.d.2.y with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(i)	Exhibit A, effective June 16, 2010, as amended April 2, 2012, to the Subadvisory Agreement among the Trust, NFA and Logan Circle Partners, L.P., previously filed as Exhibit EX-28.d.2.u.i with the Trust’s registration statement on April 24, 2012, is hereby incorporated by reference.

(r)	Subadvisory Agreement among the Trust, NFA and Templeton Investment Counsel, LLC, for the Templeton NVIT International Value Fund, a series of the Trust, dated March 24, 2009, previously filed as Exhibit 23.d.2.ee with the Trust’s registration statement on April 24, 2009, is hereby incorporated by reference.

(s)	Subadvisory Agreement among the Trust, NFA and Winslow Capital Management, Inc. for the NVIT Multi-Manager Large Cap Growth Fund, a series of the Trust, dated June 25, 2010, previously filed as Exhibit EX-28.d.2.cc with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(t)	Subadvisory Agreement among the Trust, NFA and The Boston Company Asset Management LLC for the NVIT Multi-Manager Large Cap Value Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund and NVIT Large Cap Growth Fund, which are series of the Trust, dated June 25, 2010, previously filed as Exhibit EX-28.d.2.dd with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(i)	Exhibit A, effective June 25, 2010, as amended September 21, 2011, to the Subadvisory Agreement among the Trust, NFA and The Boston Company Asset Management LLC, previously filed as Exhibit EX-28.d.2.y.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(u)	Subadvisory Agreement among the Trust, NFA and Dimensional Fund Advisors LP for NVIT Multi-Manager International Value Fund dated January 10, 2012, previously filed as Exhibit EX-28.d.2.aa with the Trust’s registration statement on January 20, 2012, is hereby incorporated by reference.

(v)	Subadvisory Agreement among the Trust, NFA and Pyramis Global Advisors, LLC for the NVIT Multi-Manager Large Cap Growth Fund dated April 2, 2012, previously filed as Exhibit EX-28.d.2.aa with the Trust’s registration statement on April 24, 2012, is hereby incorporated by reference.

(w)	Subadvisory Agreement among the Trust, NFA and Massachusetts Financial Services Company for the NVIT Multi-Manager Large Cap Growth Fund and NVIT Multi-Manager Large Cap Value Fund dated April 2, 2012, previously filed as Exhibit EX-28.d.2.ab with the Trust’s registration statement on April 24, 2012, is hereby incorporated by reference.

(x)	Subadvisory Agreement among the Trust, NFA and LWI Financial Inc. for the Loring Ward NVIT Capital Appreciation Fund and Loring Ward NVIT Moderate Fund dated January 7, 2013, previously filed as Exhibit EX-28.d.2.cc with the Trust’s registration statement on February 11, 2013, is hereby incorporated by reference.

(y)	Subadvisory Agreement among the Trust, NFA and Brookfield Investment Management, Inc. for the NVIT Real Estate Fund dated April 1, 2013 is previously filed as Exhibit EX-28.d.2.dd with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(z)	Subadvisory Agreement among the Trust, NFA and HighMark Capital Management, Inc. for the NVIT Nationwide Fund and NVIT Enhanced Income Fund dated April 1, 2013, previously filed as Exhibit EX-28.d.2.z with the Trust’s registration statement on January 7, 2014, is hereby incorporated by reference.

(aa)	Subadvisory Agreement among the Trust, NFA and Lazard Asset Management LLC for the NVIT International Equity Fund and Lazard NVIT Flexible Opportunistic Strategies Fund dated June 17, 2013, previously filed as Exhibit EX-28.d.2.aa with the Trust’s registration statement on January 7, 2014, is hereby incorporated by reference.

(i)	Form of Exhibit A, effective _________, to the Subadvisory Agreement among the Trust, NFA and Lazard Asset Management LLC, previously filed as Exhibit EX-28.d.2.aa.i with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(bb)	Subadvisory Agreement among the Trust, NFA and WEDGE Capital Management L.L.P. for the NVIT Multi-Manager Mid Cap Value Fund dated December 12, 2013, previously filed as Exhibit EX-28.d.2.bb with the Trust’s registration statement on January 7, 2014, is hereby incorporated by reference.

(e) (1)	Underwriting Agreement dated May 1, 2007 between the Trust and Nationwide Fund Distributors LLC (“NFD”) previously filed as Exhibit 23.e with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

(a)	Schedule A to the Underwriting Agreement dated May 1, 2007, as amended May 1, 2014, between the Trust and NFD, previously filed as Exhibit EX-28.e.1.a with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(f)	Not applicable.

(g) (1)	Global Custody Agreement dated April 4, 2003 between the Trust and JPMorgan Chase Bank previously filed as Exhibit 23.g.2 with the Trust’s registration statement on April 28, 2003, assigned to the Trust and is hereby incorporated by reference.

(a)	Amendment to the Global Custody Agreement dated March 11, 2011, as amended April 4, 2003, and December 2, 2009, previously filed as Exhibit EX-28.g.1.a with the Trust’s registration statement on April 28, 2011, is hereby incorporated by reference.

(b)	Amendment to Global Custody Agreement dated as of January 12, 2006 between the Trust and JPMorgan Chase Bank previously filed as Exhibit EX-28.g.1.b with the Trust’s registration statement on January 17, 2006, is hereby incorporated by reference.

(c)	Waiver to Global Custody Agreement dated as of May 2, 2005 previously filed as Exhibit EX-28.g.1.b with the Trust’s registration statement on April 28, 2005, is hereby incorporated by reference.

(d)	Rider to Global Custody Agreement Cash Trade Execution Product previously filed as Exhibit EX-28.g.1.d with the Trust’s registration statement on January 17, 2006, is hereby incorporated by reference.

(e)	Concentration Accounts Agreement dated December 2, 2009, between the Trust and JPMorgan Chase Bank, previously filed as Exhibit EX-28.g.1.e with the Trust’s registration statement on April 23, 2010, is hereby incorporated by reference.

(f)	Fund List to Global Custody Agreement dated April 4, 2003, amended May 1, 2014 between the Trust and JPMorgan Chase Bank previously filed as Exhibit EX-28.g.1.f with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(h) (1)	Joint Fund Administration and Transfer Agency Agreement, effective May 1, 2010, between the Trust, Nationwide Mutual Funds and Nationwide Fund Management LLC, previously filed as Exhibit EX-28.h.1 with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(2)	Administrative Services Plan effective May 1, 2007, as amended May 1, 2014, previously filed as Exhibit EX-28.h.2 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(a)	Form of Servicing Agreement previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-lA on October 15, 2002, is hereby incorporated by reference.

(3)	Expense Limitation Agreement dated May 1, 2007 between the Trust and NFA relating to the NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund, NVIT Bond Index Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Enhanced Income Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager International Growth Fund, NVIT Core Plus Bond Fund, Neuberger Berman NVIT Socially Responsible Fund, NVIT Cardinal Conservative Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Balanced Fund, NVIT Cardinal Moderate Fund, NVIT Cardinal Capital Appreciation Fund, NVIT Cardinal Moderately Aggressive Fund, NVIT Cardinal Aggressive Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, Templeton NVIT International Value Fund, NVIT Investor Destinations Capital Appreciation Fund, NVIT Investor Destinations Balanced Fund, NVIT Multi Sector Bond Fund, NVIT Multi-Manager Small Cap Growth Fund, Loring Ward NVIT Moderate Fund, Loring Ward NVIT Capital Appreciation Fund, NVIT Flexible Moderate Growth Fund, NVIT Flexible Fixed Income Fund and Lazard NVIT Flexible Opportunistic Strategies Fund , which are series of the Trust, previously filed as Exhibit EX-23.h.3 with the Trust’s registration statement on April 14, 2008, is hereby incorporated by reference.

(a)	Exhibit A to the Expense Limitation Agreement effective May 1, 2007, as amended May 1, 2014, previously filed as Exhibit EX-28.h.3.a with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(b)	Amendment to the Expense Limitation Agreement effective December 11, 2012, previously filed as Exhibit EX-28.h.3.b with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(4)	Form of Indemnification Agreement between the Trust and each of its trustees and certain of its officers previously filed as Exhibit EX-23.h.5 with the Trust’s registration statement on April 28, 2005, is hereby incorporated by reference. Specific agreements are between the Trust and each of the following: Charles E. Allen, Paula H. J. Cholmondeley, Phyllis Kay Dryden, Barbara L. Hennigar, Barbara I. Jacobs, Keith F. Karlawish, Carol A. Kosel, Douglas F. Kridler and David C. Wetmore.

(5)	Assignment and Assumption Agreement between NVIT-Massachusetts (“NVIT-MA”) and the Trust, dated as of May 2, 2005, assigning NVIT-MA’s titles, right, benefit and privileges in and to certain contracts in the Agreement previously filed as Exhibit EX-23.h.7 with the Trust’s registration statement on January 17, 2006, is hereby incorporated by reference.

(6)	Fund Participation Agreement dated May 1, 2007 by and among the Trust, NFA, NFD, Nationwide Financial Services, Inc., American Funds Insurance Series and Capital Research and Management Company, previously filed as Exhibit EX-23.h.6 with the Trust’s registration statement on September 25, 2008, is hereby incorporated by reference.

(7)	Master-Feeder Services Agreement between the Trust and Nationwide Fund Management LLC dated May 1, 2007, for the American Funds NVIT Growth Fund, American Funds NVIT Global Growth Fund, American Funds NVIT Asset Allocation Fund, American Funds NVIT Bond Fund and American Funds NVIT Growth-Income Fund (collectively, the “Feeder Funds”) previously filed as Exhibit EX-23.h.7 with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

(8)	Fee Waiver Agreement between the Trust and NFM effective as of May 1, 2014, relating to the Feeder Funds previously filed as Exhibit EX-28.h.8 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(9)	12b-1 Fee Waiver Agreement between the Trust and NFD effective as of May 1, 2014, relating to the NVIT Cardinal Aggressive Fund, NVIT Cardinal Moderately Aggressive Fund, NVIT Cardinal Capital Appreciation Fund, NVIT Cardinal Moderate Fund, NVIT Cardinal Balanced Fund, NVIT Cardinal Moderately Conservative Fund and NVIT Cardinal Conservative Fund, which are series of the Trust, previously filed as Exhibit EX-28.h.8 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(10)	12b-1 Fee Waiver Agreement between the Trust and NFD effective as of May 1, 2014, relating to the Neuberger Berman NVIT Socially Responsible Fund, which is a series of the Trust, previously filed as Exhibit EX-28.h.10 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(11)	12b-1 Fee Waiver Agreement between the Trust and NFD, relating to the American Century NVIT Multi Cap Value Fund, effective May 1, 20143, which is a series of the Trust, previously filed as Exhibit EX-28.h.11 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(12)	Fee Waiver Agreement between the Trust and NFA, relating to the American Century NVIT Growth Fund, effective May 1, 2014, which is a series of the Trust, previously filed as Exhibit EX-28.h.12 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(13)	Fee Waiver Agreement between the Trust and NFA, relating to the NVIT Multi-Manager International Value Fund and NVIT Multi-Manager Small Cap Value Fund, which are series of the Trust effective May 1, 2014, previously filed as Exhibit EX-28.h.13 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(14)	Fee Waiver Agreement between the Trust and NFA, relating to the NVIT Developing Markets Fund and NVIT Emerging Markets Fund, which are series of the Trust, effective May 1, 2014, previously filed as Exhibit EX-28.h.14 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(15)	Fee Waiver Agreement between the Trust and NFA, relating to the NVIT Large Cap Growth Fund effective May 1, 2014, previously filed as Exhibit EX-28.h.15 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(16)	Fee Waiver Agreement between the Trust and NFA, relating to the NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager Mid Cap Value Fund, which are series of the Trust, effective May 1, 2014, previously filed as Exhibit EX-28.h.16 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(17)	Fund of Funds Participation Agreement dated January 7, 2013 by and among the Trust, on behalf of the Loring Ward Capital Appreciation Fund and the Loring Ward Moderate Fund, NFA, DFA Investment Dimensions Group Inc., on behalf of certain series of its Trust, and Dimensional Fund Advisors LP, previously filed as Exhibit EX.23.h.18 with the Trust’s registration statement on February 11, 2013, is hereby incorporated by reference.

(18)	Fee Waiver Agreement between the Trust and NFA, relating to the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund, which are series of the Trust, effective May 1, 2014, previously filed as Exhibit Ex-28.h.18 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(19)	Fee Waiver Agreement between the Trust and NFA, relating to the NVIT Government Bond Fund, a series of the Trust, effective May 1, 2014, previously filed as Exhibit Ex-28.h.19 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(20)	Fee Waiver Agreement between the Trust and NFA, relating to the NVIT Real Estate Fund, a series of the Trust, effective May 1, 2014, previously filed as Exhibit Ex-28.h.20 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(21)	Fee Waiver Agreement between the Trust and NFA, relating to the NVIT International Equity Fund, a series of the Trust, effective May 1, 2014, previously filed as Exhibit Ex-28.h.21with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(22)	Fund Participation Agreement dated May 2, 2005 by and among the NFA, NFD, and Nationwide Financial Services, Inc. (“NFS”) previously filed as Exhibit EX-28.h.22 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(i)	Form of Amendment to Fund Participation Agreement by and among, NFA, NFD, and NFS dated May 1, 2013, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.22.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(23)	Fee Waiver Agreement between the Trust and NFA, relating to the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, effective May 1, 2014, previously filed as Exhibit Ex-28.h.23 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(24)	12b-1 Fee Waiver Agreement between the Trust and NFD effective as of May 1, 2014, relating to the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund, which are series of the Trust, previously filed as Exhibit EX-28.h.24 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(i) (1)	Legal opinion of Stradley Ronon Stevens & Young, LLP, with respect to certain series of the Trust, dated April 26, 2013, previously filed as Exhibit EX-28.i.1 with the Trust’s registration statement on April 26, 2013, is hereby incorporated by reference.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith as Exhibit EX-28.j.

(k)	Not applicable.

(l)	Not applicable.

(m) (1)	Distribution Plan under Rule 12b-1 effective May 1, 2007, as amended May 1, 2014 previously filed as Exhibit EX-28.m.1 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(n) (1)	Rule 18f-3 Plan effective May 1, 2007, as amended May 1, 2014, previously filed as Exhibit EX-28.n.1 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(o)	Not applicable.

(p) (1)	Code of Ethics for NFA and the Trust dated December 11, 2013, previously filed as Exhibit EX-28.p.1 with the Trust’s registration statement on January 7, 2014, is hereby incorporated by reference.

(2)	Code of Ethics dated May 18, 2007 for NFD previously filed as Exhibit EX-23.p.3 with the Trust’s registration statement on March 24, 2008, is hereby incorporated by reference.

(3)	Code of Ethics dated September 30, 2012 for Federated Investment Management Company previously filed as Exhibit EX-28.p.4 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(4)	Code of Ethics dated September 27, 2013 for JPMorgan Investment Management, Inc. previously filed as Exhibit EX-28.p.4 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(5)	Code of Business Conduct & Ethics dated June 5, 2013 for BlackRock Investment Management, LLC, previously filed as Exhibit EX 28.p.5 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(6)	Code of Ethics dated January 1, 2013 for Neuberger Berman Management LLC and Neuberger Berman Fixed Income LLC previously filed as Exhibit EX-28.p.7 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(7)	Code of Ethics dated March 1, 2011 for Morgan Stanley Investment Management Inc., previously filed as Exhibit EX-28.p.9 with the Trust’s registration statement on April 15, 2011, is hereby incorporated by reference

(8)	Code of Ethics dated April 1, 2011 for American Century Investment Management, Inc. previously filed as Exhibit EX-28.p.9 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(9)	Code of Ethics dated October 1, 2012 for Epoch Investment Partners, Inc. previously filed as Exhibit EX-28.p.10 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(10)	Code of Ethics dated March 2011 for the American Funds and The Capital Group Companies, Inc. previously filed as Exhibit EX-28.p.12 with the Trust’s registration statement on April 15, 2011, is hereby incorporated by reference.

(11)	Code of Ethics dated July 2013 for Putnam Investment Management, LLC, previously filed as Exhibit EX-28.p.11 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(12)	Code of Ethics dated August 2, 2012 for Wells Capital Management Inc., previously filed as Exhibit EX-28.p.13 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(13)	Code of Ethics dated January 1, 2010, for Invesco Advisers, Inc., previously filed as Exhibit EX-28.p.18 with the Trust’s registration statement on April 23, 2010, is hereby incorporated by reference.

(14)	Code of Ethics dated June 1, 2011 for Nationwide Asset Management, LLC previously filed as Exhibit EX-28.p.15 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(15)	Code of Ethics dated September 2013 for Thompson, Siegel & Walmsley LLC, previously filed as Exhibit EX-28.p.15 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(16)	Code of Ethics dated August 1, 2013 for Wellington Management Company, LLP, previously filed as Exhibit EX-28.p.16 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(17)	Code of Ethics dated May 25, 2012 for OppenheimerFunds, Inc. previously filed as Exhibit EX-28.p.21 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(18)	Code of Ethics dated May 1, 2010 for Templeton Investment Counsel, LLC, previously filed as Exhibit EX-28.p.22 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(19)	Code of Ethics dated January 1, 2012 for Logan Circle Partners, L.P., previously filed as Exhibit EX-28.p.23 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(20)	Code of Ethics for Winslow Capital Management, LLC dated January 2013, previously filed as Exhibit EX-28.p.20 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(21)	Code of Ethics for The Boston Company Asset Management LLC dated May 29, 2012, previously filed as Exhibit EX-28.p.21 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(22)	Code of Ethics for Pyramis Global Advisors, LLC dated April 1, 2012 previously filed as Exhibit EX-28.p.27 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(23)	Code of Ethics for Massachusetts Financial Services Company dated March 27, 2012, previously filed as Exhibit EX-28.p.29 with the Trust’s registration statement on April 24, 2012, is hereby incorporated by reference.

(24)	Code of Ethics for Dimensional Fund Advisors LP dated December 31, 2011 previously filed as Exhibit EX-28.p.24 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(25)	Code of Ethics for LWI Financial Inc., revised as of March 21, 2013, previously filed as Exhibit EX-28.p.25 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(26)	Code of Ethics for Brookfield Investment Management Inc., dated January 10, 2012, previously filed as Exhibit EX-28.p.31 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(27)	Code of Ethics for HighMark Capital Management Inc., dated October 1, 2013, previously filed as Exhibit EX-28.p.27 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(28)	Code of Ethics for Lazard Asset Management LLC, effective September 2012, previously filed as Exhibit EX-28.p.27 with the Trust registration statement on January 7, 2014, is hereby incorporated by reference .

(29)	Code of Ethics for WEDGE Capital Management L.L.P, dated June 1, 2012, previously filed as Exhibit EX-28.p.28 with the Trust’s registration statement on January 17, 2014, is hereby incorporated by reference.

(q) (1)	Power of Attorney with respect to the Trust for Charles E. Allen, Paula H.J. Cholmondeley, C. Brent Devore, Phyllis Kay Dryden, Barbara L. Hennigar, Barbara Jacobs, Keith F. Karlawish, Douglas F. Kridler, Carol A. Kosel and David C. Wetmore, previously filed as Exhibit EX-28.q.1 with the Trust’s registration statement on April 18, 2014, is hereby incorporated by reference.

(2)	Power of Attorney with respect to the Trust for Michael S. Spangler and Joseph Finelli, previously filed as Exhibit 23.q.2 with the Trust’s registration statement on September 25, 2008, is hereby incorporated by reference.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is presently controlled by or under common control with Registrant.

ITEM 30.	INDEMNIFICATION

Indemnification provisions for officers, directors and employees of Registrant are set forth in Article VII, Section 2 of the Amended Declaration. See Item 23(a) above.

The Trust has entered into indemnification agreements with each of the trustees and certain of its officers. The indemnification agreements provide that the Trust will indemnify the indemnitee for and against any and all judgments, penalties, fines, and amounts paid in settlement, and all expenses actually and reasonably incurred by indemnitee in connection with a proceeding that the indemnitee is a party to or is threatened to be made a party to (other than certain exceptions specified in the agreements), to the maximum extent not expressly prohibited by Delaware law or applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act and the rules and regulations issued with respect thereto by the U.S. Securities and Exchange Commission). The Trust also will indemnify indemnitee for and against all expenses actually and reasonably incurred by indemnitee in connection with any proceeding to which indemnitee is or is threatened to be made a witness but not a party. See Item 23(h)(4) above.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

(a)	Nationwide Fund Advisors (“NFA”), the investment adviser to the Trust, also serves as investment adviser to Nationwide Mutual Funds. To the Registrant’s knowledge, the Directors and Officers of NFA have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of NFA or its affiliates.

Each of the following persons serves in the same or similar capacity with one or more affiliates of NFA. The address for the persons listed below is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

Name and Address	Principal Occupation	Position with NFA	Position with Funds
Michael S. Spangler	President and Director of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC	President and Director	President and Chief Executive Officer

Stephen T. Grugeon	Executive Vice President and Chief Operating Officer of Nationwide Funds Group	Director, Executive Vice President and Chief Operating Officer	Executive Vice President

Eric E. Miller	Senior Vice President, General Counsel and Assistant Secretary of Nationwide Funds Group; Secretary of the Trust	Senior Vice President, General Counsel and Assistant Secretary	Secretary

Lee T. Cummings	Senior Vice President of Nationwide Funds Group	Senior Vice President	Assistant Secretary

Brian Hirsch	Nationwide Funds Group Chief Compliance Officer	Chief Compliance Officer	Chief Compliance Officer

Robert W. Horner	Associate Vice President and Assistant Secretary of Nationwide Mutual Insurance Company	Associate Vice President and Assistant Secretary	N/A

Timothy G. Frommeyer	Senior Vice President and Director Chief Financial Officer of Nationwide Financial Services, Inc.	Director	N/A

Craig D. Stokarski	Associate Vice President of Nationwide Funds Group	Treasurer	N/A

(b)	Information for the Subadvisers

(1)	American Century Investment Management, Inc. (“American Century”) acts as subadviser to the NVIT American Century Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager International Growth Fund and American Century NVIT Multi Cap Value Fund. Except as listed below, the directors and officers of American Century have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Name and Position With Investment Adviser	Other Company	Position With Other Company
Edward Boyle, Vice President	FX Concepts	Portfolio Manager

Radu Gabudean Vice President	Barclays Capital	Vice President of Quantitative Strategies

Vinod Chandrashekaran, Senior Vice President	BlackRock/Barclays Global Investors	Head of Risk Management-Quantitative Equity and Global Macro strategies

Victor Zhang, Co-Chief Investment Officer	Wilshire Funds Management	Chief Investment Officer and Chairman of the Investment Committee

Nathan Chaudoin, Vice President	HSBC Global Asset Management	Senior Emerging Market Debt Product Specialist

(2)	BlackRock Investment Management, LLC (“BlackRock”) acts as subadviser to the NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund, NVIT Bond Index Fund, NVIT Cardinal Managed Growth Fund, NVIT Cardinal Managed Growth & Income Fund, NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund. The Directors and Officers of BlackRock have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(3)	Brookfield Investment Management Inc. (“Brookfield”) acts as subadviser to the NVIT Real Estate Fund. Brookfield has a policy prohibiting employees from maintaining outside affiliations unless they receive consent from the CEO. As of December 31, 2013, Brookfield’s officers and directors did not have a substantial affiliation with an outside firm. Brookfield’s CEO and portfolio managers may be officers or directors for affiliates, such as Brookfield’s registered funds.

(4)	Dimensional Fund Advisors LP (“Dimensional”) acts as subadviser to the NVIT Multi-Manager International Value Fund. The directors and officers of Dimensional have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(5)	Epoch Investment Partners, Inc. (“Epoch”) acts as subadviser to the NVIT Multi-Manager Small Cap Value Fund. The Directors and Officers of Epoch have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(6)	Federated Investment Management Company (“Federated”) acts as subadviser to the Federated NVIT High Income Bond Fund and NVIT Money Market Fund, and is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. The subadviser serves as investment adviser to a number of investment companies and private accounts. Except as noted below, the Directors and Officers of Federated have not been engaged in any other business or profession of a substantial nature during the past two fiscal years:

Name and Position with Federated	Other Company	Position with Other Company

Mark D. Olson Trustee	Mark D. Olson & Company, L.L.C.	Principal

	Morris James LLP	Partner

(7)	Highmark Capital Management, Inc. (“HighMark”) acts as subadviser to the NVIT Nationwide Fund and NVIT Enhanced Income Fund. The directors and officers of HighMark have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(8)	Invesco Advisers, Inc. (“Invesco”) acts as subadviser to the NVIT Multi-Manager International Growth Fund and Invesco NVIT Comstock Value Fund (. The directors and officers of Invesco have not been engaged in any other business or profession, other than for a parent company or an affiliate of Invesco, of a substantial nature during the past two fiscal years.

(9)	J.P. Morgan Investment Management, Inc. (“JPMIM”), a registered investment adviser, and a wholly owned subsidiary of J. P. Morgan & Co. Incorporated, acts as subadviser to the NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager International Value Fund. The directors and executive officers of JPMIM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of JPMIM or its affiliates.

(10)	Lazard Asset Management LLC. (“Lazard”) acts as subadviser to the NVIT International Equity Fund. The directors and officers of Lazard have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(11)	Logan Circle Partners, L.P. (“Logan Circle”) acts as subadviser to the NVIT Multi Sector Bond Fund. The directors and officers of Logan Circle have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(12)	LWI Financial Inc. (“Loring Ward”) acts as subadviser to the Loring Ward NVIT Capital Appreciation Fund and Loring Ward NVIT Moderate Fund. Certain directors and officers of Loring Ward are directors and/or officers of the parent holding company or affiliate companies of Loring Ward, but have not otherwise been engaged in any business or profession of a substantial nature during the past two fiscal years.

(13)	Massachusetts Financial Services Company (“MFS”) acts as subadviser to the NVIT Multi-Manager Large Cap Growth Fund and NVIT Multi-Manager Large Cap Value Fund. Except as noted below, the directors and officers of MFS have not been engaged in any other business or profession of a substantial nature during the past two fiscal years except as a director or officer of a parent company and/or affiliated entities of MFS:

Name and Position With Investment Adviser	Other Company	Position With Other Company

Thomas A. Bogart, Director	Sun Life Financial	Executive Vice President, Corporate Development and General Counsel

Colm J. Freyne, Director	Sun Life Financial	Executive Vice President, Chief Financial Officer

(14)	Morgan Stanley Investment Management, Inc. (“MSIM”) acts as subadviser to the NVIT Multi-Manager Small Company Fund. Except as stated below, the directors and officers of MSIM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of MSIM or its affiliates:

Name and Position with Investment Adviser	Other Company	Position With Other Company

Gregory J. Fleming Managing Director and President	Morgan Stanley Smith Barney	Chairman, Chief Executive Officer and President of Morgan Stanley Smith Barney.

Christopher O’Dell Managing Director and Secretary	Morgan Stanley Distribution Inc. and Morgan Stanley Services Company Inc.	Managing Director and Secretary of Morgan Stanley Distribution Inc. and Morgan Stanley Services Company Inc.; Secretary of other entities affiliated with Morgan Stanley IM.

Stefanie Chang Yu Managing Director and Chief Compliance Officer	Morgan Stanley Funds	Chief Compliance Officer of the Morgan Stanley Funds.

Jeffrey Gelfand Managing Director and Chief Financial Officer	Morgan Stanley Distribution Inc., Morgan Stanley Services Company Inc. and Morgan Stanley Smith Barney	Chief Financial Officer and Treasurer of Morgan Stanley Distribution Inc., Chief Financial Officer of Morgan Stanley Services Company Inc. and Morgan Stanley Smith Barney.

Mary Alice Dunne Managing Director and Director	None	None.

Arthur Lev Managing Director and Director	Morgan Stanley Distribution Inc. and Morgan Stanley Services Company Inc.	Managing Director of Morgan Stanley Distribution Inc. and Morgan Stanley Services Company Inc.

James Janover Managing Director and Director	None	None.

Kevin Klingert Managing Director and Director	Morgan Stanley Services Company	Managing Director and Director of Morgan Stanley Services Company Inc.

Karen Cassidy Managing Director and Treasurer	None	Treasurer of other entities affiliated with Morgan Stanley IM.

John Chiota Executive Director and Chief Anti-Money Laundering Officer	None	Anti-Money Laundering Officer of other entities affiliated with Morgan Stanley IM.

(15)	Nationwide Asset Management, LLC (“NWAM”) acts as subadviser to the NVIT Core Bond Fund, NVIT Short Term Bond Fund and NVIT Government Bond Fund. The directors and officers of NWAM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(16)	Neuberger Berman Fixed Income LLC acts as subadviser to the NVIT Core Plus Bond Fund. To the knowledge of the Registrant, the directors and officers of Neuberger Berman Fixed Income LLC have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than with respect to the business of the parent company and/or affiliates of Neuberger Berman Fixed Income LLC.

Name and Position With Investment Adviser	Other Company	Position With Other Company

Bradley C. Tank- Managing Director, Chief Executive Officer and Director	Neuberger Berman Fixed Income GP Holdings LLC	President and Chief Executive Officer

	Neuberger Berman Management LLC	Chief Investment Officer (Fixed Income) and Managing Director

	NB Alternative Fund Management GP LLC	Co-President and Co-Chief Executive Officer

	NB Distressed Debt Offshore Associates Ltd	Director

	NB Distressed Debt Investment Associates Ltd	Director

	NBEC SPC / NBEC CLO XII SP	Director

	NBEC SPC / NBEC CLO XIII SP	Director

	NBEC SPC / NBEC CLO XIV SP	Director

	NBEC SPC/NBEC CLO XV SP	Director

	NBEC SPC/NBEC CLO XVI SP	Director

	Neuberger Berman Commodities Fund I Ltd	Director

	Neuberger Berman Commodities Master Fund I Ltd	Director

	Neuberger Berman Dynamic Real Return Portfolio Offshore Ltd	Director

	Neuberger Berman GTAA (Commodities) Fund I Ltd	Director

	Neuberger Berman GTAA (Commodities) Fund II Ltd	Director

	Neuberger Berman GTAA Fund I Ltd.	Director

	Neuberger Berman GTAA Fund II Ltd	Director

	Neuberger Berman GTAA Master Fund I Ltd.	Director

	Neuberger Berman GTAA Master Fund II Ltd.	Director

	Neuberger Berman GTAA Pension Fund I Ltd	Director

Lawrence J. Kohn- Managing Director, Chief Operating Officer	Neuberger Berman Fixed Income GP Holdings LLC	Managing Director

Andrew A. Johnson- Managing Director, Director	Neuberger Berman LLC	Managing Director

	Neuberger Berman Management LLC	Managing Director

	Neuberger Berman Dynamic Real Return Portfolio Offshore Ltd.	Director

Joseph V. Amato, Managing Director and Director	Neuberger Berman Holdings LLC	Chief Executive Officer and President

	Neuberger Berman Group LLC	Class B Director and President

	Neuberger Berman LLC	President, Chief Executive Officer and Chief Investment Officer

	Neuberger Berman Management LLC	Chief Investment Officer (Equities) and Managing Director

	NB Equity Management GP LLC	Chief Executive Officer and Managing Director

	NB Alternative Fund Management GP LLC	Co-President and Co-Chief Executive Officer

	NB All Cap Alpha Fund Ltd	Director

	NB All Cap Alpha Master Fund Ltd.	Director

	Neuberger Berman Europe Limited	Director

	NBEC SPC / NBEC CLO XII SP	Director

	NBEC SPC / NBEC CLO XIII SP	Director

	NBEC SPC / NBEC CLO XIV SP	Director

	NBEC SPC/NBEC CLO XV SP	Director

	NBEC SPC/NBEC CLO XVI SP	Director

	Neuberger Berman Commodities Fund I Ltd	Director

	Neuberger Berman Commodities Master Fund I Ltd	Director

Neuberger Berman Dynamic Real Return Portfolio Offshore Ltd	Director
Neuberger Berman Emerging Markets Equity Fund Ltd.	Director
Neuberger Berman GTAA (Commodities) Fund I Ltd	Director
Neuberger Berman GTAA (Commodities) Fund II Ltd	Director
Neuberger Berman GTAA Fund I Ltd.	Director
Neuberger Berman GTAA Fund II Ltd	Director
Neuberger Berman GTAA Master Fund I Ltd.	Director
Neuberger Berman GTAA Master Fund II Ltd.	Director
Neuberger Berman GTAA Pension Fund I Ltd	Director
NB Distressed Debt Offshore Associates Ltd	Director
NB Distressed Debt Investment Associates Ltd	Director
Neuberger Berman Equity Funds	Trustee
Neuberger Berman Income Funds	Trustee
Neuberger Berman Advisers Management Trust	Trustee
Neuberger Berman Intermediate Municipal Fund	Trustee
Neuberger Berman New York Intermediate Municipal Fund	Trustee
Neuberger Berman California Intermediate Municipal Fund	Trustee
Neuberger Berman High Yield Strategies Fund	Trustee
Neuberger Berman Real Estate Securities Income Fund	Trustee
Neuberger Berman Alternative Funds	Trustee

(17)	Neuberger Berman Management LLC (“Neuberger Berman”) acts as subadviser to the NVIT Multi-Manager Small Company Fund, NVIT Multi-Manager Mid Cap Growth Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, Neuberger Berman NVIT Socially Responsible Fund and investment adviser or subadviser to a number of other registered investment companies. Except as listed below, the directors and officers of Neuberger Berman have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Name and Position With Investment Adviser	Other Company	Position With Other Company
Joseph V. Amato, Managing Director and Chief Investment Officer-Equities

Neuberger Berman Holdings LLC;

Neuberger Berman LLC;

Neuberger Berman Fixed Income

Neuberger Berman Equity Funds

Neuberger Berman Income Funds

Neuberger Berman Advisers Management Trust

Neuberger Berman Intermediate Municipal Fund

Neuberger Berman New York Intermediate Municipal Fund

Neuberger Berman California Intermediate Municipal Fund

Neuberger Berman High Yield Strategies Fund

Neuberger Berman Real Estate Securities Income Fund

Neuberger Berman Alternative Funds

CEO President, CEO and Chief Investment Officer Director and Managing Director Trustee

Robert J. Conti, President and Chief Executive Officer

Neuberger Berman LLC

Neuberger Berman Equity Funds

Neuberger Berman Income Funds

Neuberger Berman Advisers Management Trust

Neuberger Berman Intermediate Municipal Fund

Neuberger Berman New York Intermediate Municipal Fund

Neuberger Berman California Intermediate Municipal Fund

Neuberger Berman High Yield Strategies Fund

Neuberger Berman Real Estate Securities Income Fund

Neuberger Berman Alternative Funds

Managing Director President, Chief Executive Officer and Trustee

Bradley C. Tank, Managing Director and Chief Investment Officer – Fixed Income	Neuberger Berman LLC Neuberger Berman Fixed Income LLC	Managing Director Chief Executive Officer, Chairman of the Board, Chief Investment Officer and Managing Director

John Dorogoff-Treasurer & Chief Financial Officer	Neuberger Berman LLC	Managing Director, Chief Financial Officer, Treasurer

Maxine L. Gerson- Managing Director and General Counsel	Neuberger Berman LLC	Managing Director, Deputy General Counsel and Assistant Secretary

Brad Cetron –Managing Director & Chief Compliance Officer (B/D)	Neuberger Berman LLC	Managing Director, Chief Compliance Officer

Chamaine Williams – Senior Vice President & Chief Compliance Officer (I/A)	Neuberger Berman LLC	Senior Vice President

Jason Ainsworth –Managing Director, Branch Officer Manager (TX)	Neuberger Berman LLC	Managing Director

(18)	OppenheimerFunds, Inc. (“Oppenheimer”) acts as subadviser to the NVIT Multi-Manager Small Cap Growth Fund and Oppenheimer NVIT Multi-Manager Small Company Growth Fund. Except as stated below, the directors and officers of Oppenheimer have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years

M. Timothy Corbett, Director	Executive Vice President and Chief Investment Officer of Massachusetts Mutual Life Insurance Company; Class A Director of Oppenheimer Acquisition Corp.

Roger W. Crandall, Director	President, Director and Chief Executive Officer of Massachusetts Mutual Life Insurance Company; Chairman of the Board & Class A Director of Oppenheimer Acquisition Corp.

Arthur Gabinet, General Counsel	Executive Vice President, Secretary and General Counsel of OFI Global Asset Management, Inc.; Executive Vice President and General Counsel OFI SteelPath, Inc.; Executive Vice President and General Counsel of OppenheimerFunds, Inc.; General Counsel of OppenheimerFunds Distributor, Inc.; Executive Vice President and General Counsel of HarbourView Asset Management Corporation; Assistant Secretary and Director of OppenheimerFunds International Ltd.; Director and General Counsel of Oppenheimer Real Asset Management, Inc.; Executive Vice President and General Counsel of Shareholder Services, Inc.; Executive Vice President and General Counsel of OFI Private Investments Inc. ; Vice President of OppenheimerFunds Legacy Program; Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc.

William F. Glavin, Jr., Director	Director, Chief Executive Officer and President of OFI Global Asset Management, Inc.; Chairman, Chief Executive Officer, President and Director of OppenheimerFunds, Inc.; Management Director, President and Chief Executive Officer of Oppenheimer Acquisition Corp.; Director of Oppenheimer Real Asset Management, Inc.

Krishna Memani, President	Senior Vice President of OFI Institutional Asset Management, Inc.; Senior Vice President OppenheimerFunds, Inc.

David Pfeffer, Chief Financial Officer & Director	Management Director and Treasurer of Oppenheimer Acquisition Corp.; Director and Chief Financial Officer of: OFI Global Asset Management, Inc., OFI Steelpath, Inc., OppenheimerFunds Distributor, Inc., OFI Private Investments Inc., Oppenheimer Real Asset Management, Inc., OFI Institutional Asset Management, Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation; Senior Vice President of OFI Trust Company; Director, President and Chief Financial Officer of HarbourView Asset Management Corporation; Director of Tremont Group Holdings, Inc.

Michael Rollings, Director	Executive Vice President and Chief Financial Officer of Massachusetts Mutual Life Insurance Company; Class A Director of Oppenheimer Acquisition Corp.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years

Mark S. Vandehey, Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc.; Chief Compliance Officer of OFI SteelPath, Inc. ; Senior Vice President of OppenheimerFunds, Inc.; Chief Compliance Officer of OppenheimerFunds,Inc., OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management , Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.

Elizabeth Ward, Director	Senior Vice President and Chief Enterprise Risk Officer of Massachusetts Mutual Life Insurance Company; Class A Director of Oppenheimer Acquisition Corp.

(19)	Putnam Investment Management, LLC (“Putnam”) acts as subadviser to the NVIT Multi-Manager Small Company Fund. The directors and officers of Putnam have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(20)	Pyramis Global Advisors, LLC (“Pyramis”) acts as subadviser to a portion of the NVIT Multi-Manager Large Cap Growth Fund. The directors and officers of Pyramis have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Name	Position and Name of Other Company

Mike Jones	President, Columbia Management

Maureen Fitzgerald	Head of the Institutional Client Group of North America, State Street Global Advisors

Linda Wondrack	Senior Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC

(21)	Templeton Investment Counsel, LLC (“Templeton”) acts as subadviser to the Templeton NVIT International Value Fund. To the knowledge of the Registrant, the directors and officers of Templeton have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(22)	The Boston Company Asset Management LLC (“the Boston Company”) acts as subadviser to the NVIT Multi-Manager Large Cap Value Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund and NVIT Large Cap Growth Fund. The directors and officers of the Boston Company have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(23)	Thompson, Siegel & Walmsley LLC (“TS&W”) acts as subadviser to the NVIT Multi-Manager Mid Cap Value Fund. To the knowledge of the Registrant, the directors and officers of TS&W have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(24)	WEDGE Capital Management L.L.P. (“WEDGE”) acts as subadviser to the NVIT Multi-Manager Mid Cap Value Fund. The directors and officers of Wedge have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(25)	Wellington Management Company, LLP (“Wellington Management”) acts as subadviser to the NVIT Multi-Manager Large Cap Value Fund and NVIT Multi-Manager Small Cap Growth Fund. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

(26)	Wells Capital Management, Inc. (“Wells Capital”) acts as subadviser to the NVIT Multi-Manger Mid Cap Growth Fund. To the knowledge of the Registrant, the directors and officers of Wells Capital have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(27)	Winslow Capital Management Inc. (“Winslow”) acts as subadviser to the NVIT Multi-Manager Large Growth Fund. The directors and officers of Winslow have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

ITEM 32.	PRINCIPAL UNDERWRITERS

(a)	Nationwide Fund Distributors LLC (“NFD”), the principal underwriter of the Trust, also acts as principal underwriter for Nationwide Mutual Funds.

(b)	Herewith is the information required by the following table with respect to each director, officer or partner of NFD. The address for the persons listed below, except where otherwise noted, is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

Name:	Position with NFD:	Position with Registrant:

Michael S. Spangler	Chairman and Director	President and Chief Executive Officer

Stephen T. Grugeon	Director	Executive Vice President

Holly Butson	Chief Compliance Officer	N/A

Eric E. Miller	Senior Vice President, General Counsel, and Assistant Secretary	Secretary

Lee T. Cummings	Senior Vice President	Assistant Secretary

Lorraine A. McCamley	Senior Vice President	N/A

J. Morgan Elliott and Daniel J. Murphy, Jr*	Associate Vice President and Assistant Secretary	N/A

Craig Stokarski	Financial Operations Principal, Treasurer	N/A

Robert W. Horner, III*	Vice President and Secretary	N/A

* The address for J. Morgan Elliott, Daniel J. Murphy, Jr. and Robert W. Horner, III is One Nationwide Plaza, Columbus, Ohio 43215.

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

J.P. Morgan Investor Services Co.

1 Beacon Street

Boston, MA 02108-3002

Nationwide Variable Insurance Trust

1000 Continental Drive, Suite 400

King of Prussia, PA 19406

ITEM 34.	MANAGEMENT SERVICES

Not applicable.

ITEM 35.	UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Nationwide Variable Insurance Trust (a Delaware Statutory Trust) certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment Nos. 172/173 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Upper Merion, and Commonwealth of Pennsylvania, on this 18th day of April, 2014.

NATIONWIDE VARIABLE INSURANCE TRUST

BY:	/s/ Allan J. Oster
Allan J. Oster
Attorney-In-Fact for Registrant

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NOS. 172/173 TO THE REGISTRATION STATEMENT OF NATIONWIDE VARIABLE INSURANCE TRUST HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 18TH DAY OF APRIL, 2014.

Signature & Title

Principal Executive Officer

/s/ Michael S. Spangler*
Michael S. Spangler, President and
Chief Executive Officer

Principal Accounting and Financial Officer

/s/ Joseph Finelli*
Joseph Finelli, Treasurer and Chief Financial Officer

/s/ Charles E. Allen*
Charles E. Allen, Trustee

/s/ Paula H.J. Cholmondeley*
Paula H.J. Cholmondeley, Trustee

/s/ Phyllis Kay Dryden*
Phyllis Kay Dryden, Trustee

/s/ Barbara L. Hennigar*
Barbara L. Hennigar, Trustee

/s/ Barbara I. Jacobs*
Barbara I. Jacobs, Trustee

/s/ Keith F. Karlawish*
Keith F. Karlawish, Trustee

/s/ Carol A. Kosel*
Carol A. Kosel, Trustee

/s/ Douglas F. Kridler*
Douglas F. Kridler, Trustee

/s/ David C. Wetmore*
David C. Wetmore, Trustee and Chairman

*BY:	/s/ Allan J. Oster
Allan J. Oster, Attorney-In Fact

EXHIBIT LIST

EXHIBIT	NO.
Consent of Independent Registered Public Accounting Firm	EX-28.j